                               PRELIMINARY COPIES
                  CONFIDENTIAL FOR USE OF THE COMMISSION ONLY

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                        NOR'WESTER BREWING COMPANY, INC.
             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                               AVIATOR ALES, INC.
                               BAYHAWK ALES, INC.
                           MILE HIGH BREWING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):(2)
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:(2)
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------

     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                        NOR'WESTER BREWING COMPANY, INC.
             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                               AVIATOR ALES, INC.
                               BAYHAWK ALES, INC.
                           MILE HIGH BREWING COMPANY

                                                                   July 24, 1997

Dear Stockholder:

    An Annual Meeting of Stockholders of Nor'Wester Brewing Company, Inc. ("Nor'Wester"), Willamette Valley, Inc. Microbreweries Across America ("WVI"), Aviator Ales, Inc. ("Aviator"), Bayhawk Ales, Inc. ("Bayhawk") and Mile High Brewing Company ("Mile High") will be held at the places and times set forth in the accompanying Notices of Annual Meeting of Stockholders for your respective company.

    At the Annual Meetings you will be asked to consider and vote upon a proposal (the "Consolidation Proposal") to approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of wholly-owned subsidiaries of United Craft Brewers, Inc. ("UCB") with and into Nor'Wester, Aviator, Bayhawk and Mile High, respectively, and the merger of WVI with and into UCB (each a "Merger", and collectively, the "Consolidation"), pursuant to which, among other things, (a) each share of common stock, no par value, of Nor'Wester ("Nor'Wester Common Stock"), each share of common stock, par value $.01 per share, of WVI ("WVI Common Stock"), each share of common stock, par value $.001 per share of Aviator ("Aviator Common Stock"), each share of common stock, par value $.001 per share, of Bayhawk ("Bayhawk Common Stock") and each share of common stock, par value $.001 per share, of Mile High ("Mile High Common Stock") outstanding at the effective time of each Merger (other than shares of Aviator Common Stock, Bayhawk Common Stock and Mile High Common Stock owned by WVI) will be converted into the right to receive 0.3333333, 0.0785714, 0.0523809, 0.0785714, and 0.0523809 shares, respectively, of common stock, par value $.001 per share, of UCB ("UCB Common Stock"); (b) all outstanding options and warrants to purchase shares of Nor'Wester Common Stock, WVI Common Stock, Aviator Common Stock, Bayhawk Common Stock and Mile High Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock; and
(c) Nor'Wester, Aviator, Bayhawk and Mile High will become wholly-owned subsidiaries of UCB and WVI will merge with and into UCB with UCB being the surviving entity. United Breweries of America, Inc. ("UBA") has agreed upon the terms and conditions set forth in the Investment Agreement, as amended (the "Investment Agreement") attached as Annex A to the Proxy Statement/Prospectus, upon consummation of the Consolidation to (i) purchase 1,047,619 shares of UCB Common Stock for $5,500,000 and (ii) receive 83,109 shares of UCB Common Stock from Mr. James Bernau as partial consideration for entering into the Investment Agreement. The investment by UBA in UCB (the "Investment") is more fully described in the Investment Agreement.

    Your Board of Directors unanimously approved the Consolidation and the transactions related thereto, including the Investment, and has determined that they are in the best interests of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, respectively, and its stockholders. After careful consideration, your Board of Directors unanimously recommends that stockholders vote FOR the Consolidation Proposal.

    In addition, you will be asked to elect persons to serve as directors of Nor'Wester, WVI, Aviator, Bayhawk and Mile High until the next annual meeting of stockholders of each respective company or until their successors are elected and qualified, and to ratify the appointment of Price Waterhouse LLP as independent public accountants of Nor'Wester, WVI, Aviator, Bayhawk and Mile High for the fiscal year ending December 31, 1997. If the Consolidation Proposal is approved and the Consolidation is consummated, however, the persons elected to serve as directors of Nor'Wester, WVI, Aviator, Bayhawk and Mile High will serve the respective companies only until the effective time of the Consolidation. Your Board of Directors unanimously recommends that stockholders vote FOR the election of the directors named in the Proxy Statement/Prospectus and the selection of Price Waterhouse LLP as the independent public accountants.

    In the materials accompanying this letter, you will find a Notice of Annual Meeting of Stockholders, a Proxy Statement/Prospectus relating to the actions to be taken by you at the Annual Meeting and a proxy card. The Proxy
Statement/Prospectus more fully describes the proposed Consolidation.

    ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOW-EVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN THOUGH YOU HAVE PREVIOUSLY RETURNED YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING.

                                          Sincerely,

                                          James W. Bernau
                                          Chairman of the Board and President
                                          Nor'Wester Brewing Company, Inc.
                                          Willamette Valley, Inc. Microbreweries
                                          Across
                                           America
                                          Aviator Ales, Inc.
                                          Bayhawk Ales, Inc.
                                          Mile High Brewing Company

                        NOR'WESTER BREWING COMPANY, INC.
                            66 S.E. MORRISON STREET
                             PORTLAND, OREGON 97214
                                 (503) 232-9771

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MONDAY, AUGUST 25, 1997

                             ---------------------

    Notice is hereby given that an Annual Meeting of Stockholders of Nor'Wester Brewing Company, Inc. ("Nor'Wester") will be held on Monday, August 25, 1997, at 9:00 a.m., local time, at the Portland Conference Center located at 300 Multnomah Street, Portland, Oregon, for the following purposes:

    (1) To consider and vote upon a proposal (the "Consolidation Proposal") to approve and adopt an Agreement and Plan of Merger, dated as of May 14, 1997 (the "Merger Agreement"), among Nor'Wester, Willamette Valley, Inc. Microbreweries Across America, Aviator Ales, Inc., Bayhawk Ales, Inc., Mile High Brewing Company, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc. ("Merger Sub1"), Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub1 will be merged with and into Nor'Wester, following which Nor'Wester will become a wholly owned subsidiary of UCB (the "Merger"), (ii) as a result of the Merger, each share of common stock, no par value, of Nor'Wester ("Nor'Wester Common Stock") outstanding at the effective time of the Merger will be converted into the right to receive 0.3333333 shares of common stock, par value $.001 per share of UCB ("UCB Common Stock"); and (iii) all outstanding options and warrants to purchase Nor'Wester Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock;

    (2) To elect five directors to the Board of Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated;

    (3) To ratify the appointment of Price Waterhouse LLP as Nor'Wester's independent public accountants for the fiscal year ending December 31, 1997; and

    (4) To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

    Only stockholders of record at the close of business on July 21, 1997 are entitled to notice of and to vote at the Annual Meeting, or at any postponements or adjournments thereof. The affirmative vote of the holders of a majority of the outstanding shares of Nor'Wester Common Stock is required for the approval of the Merger. Directors shall be elected by a plurality of votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

    Under the Oregon Business Corporation Act, stockholders of Nor'Wester will not have the right to assert dissenters' rights of appraisal in connection with the proposed Merger. See "Appraisal Rights" in the Proxy Statement/Prospectus accompanying this notice.

    A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination at Nor'Wester's principal executive offices, for any purposes germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.

                                    IMPORTANT
    YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF NOR'WESTER COMMON STOCK THAT YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

July 24, 1997

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          James W. Bernau
                                          Chairman of the Board and President
                                          Nor'Wester Brewing Company, Inc.

                           PLEASE DO NOT SEND IN ANY
                        STOCK CERTIFICATES AT THIS TIME.

                     WILLAMETTE VALLEY, INC. MICROBREWERIES
                                 ACROSS AMERICA
                            66 S.E. MORRISON STREET
                             PORTLAND, OREGON 97214
                                 (503) 231-7616

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MONDAY, AUGUST 25, 1997

                             ---------------------

    Notice is hereby given that an Annual Meeting of Stockholders of Willamette Valley, Inc. Microbreweries Across America ("WVI") will be held on Monday, August 25, 1997, at 11:00 a.m., local time, at the Portland Conference Center located at 300 Multnomah Street, Portland, Oregon, for the following purposes:

    (1) To consider and vote upon a proposal (the "Consolidation Proposal") to approve and adopt an Agreement and Plan of Merger, dated as of May 14, 1997 (the "Merger Agreement"), among Nor'Wester Brewing Company, Inc., WVI, Aviator Ales, Inc., Bayhawk Ales, Inc., Mile High Brewing Company and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) WVI will be merged with and into UCB, with UCB being the surviving corporation (the "Merger"), (ii) as a result of the Merger, each share of common stock, par value $.01 per share, of WVI ("WVI Common Stock") outstanding at the effective time of the Merger will be converted into the right to receive 0.0785714 shares of common stock, par value $.001 per share of UCB ("UCB Common Stock"); (iii) all outstanding options and warrants to purchase WVI Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock; and (iv) the shares of WVI Common Stock owned by James W. Bernau and James F. Hensel will be released from an escrow agreement with the Department of Consumer and Business Affairs of the State of Oregon.

    (2) To elect six directors to the Board of Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated;

    (3) To ratify the appointment of Price Waterhouse LLP as WVI's independent public accountants for the fiscal year ending December 31, 1997; and

    (4) To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

    Only stockholders of record at the close of business on July 21, 1997 are entitled to notice of and to vote at the Annual Meeting, or at any postponements or adjournments thereof. The affirmative vote of the holders of a majority of the outstanding shares of WVI Common Stock is required for the approval of the Merger. Directors shall be elected by a plurality of votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. In addition, the affirmative vote of a majority of the shares of WVI Common Stock not held by James W. Bernau and James F. Hensel will be required to release the shares of WVI Common Stock held by Messrs. Bernau and Hensel which are subject to escrow or transfer restrictions.

    Under the Oregon Business Corporation Act, stockholders of WVI will have the right to assert dissenters' rights of appraisal in connection with the proposed Merger. See "Appraisal Rights" in the Proxy Statement/Prospectus accompanying this notice.

    A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination at WVI's principal executive offices, for any purposes germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.

                                    IMPORTANT
    YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF WVI COMMON STOCK THAT YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

July 24, 1997

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          James W. Bernau
                                          Chairman of the Board and President
                                          Willamette Valley, Inc. Microbreweries
                                          Across
                                            America

                           PLEASE DO NOT SEND IN ANY
                        STOCK CERTIFICATES AT THIS TIME.

                               AVIATOR ALES, INC.
                            66 S.E. MORRISON STREET
                             PORTLAND, OREGON 97214
                                 (503) 231-7616

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MONDAY, AUGUST 25, 1997

                            ------------------------

    Notice is hereby given that an Annual Meeting of Stockholders of Aviator Ales, Inc. ("Aviator") will be held on Monday, August 25, 1997, at 1:00 p.m., local time, at the Portland Conference Center located at 300 Multnomah Street, Portland, Oregon, for the following purposes:

    (1) To consider and vote upon a proposal (the "Consolidation Proposal") to approve and adopt an Agreement and Plan of Merger, dated as of May 14, 1997 (the "Merger Agreement"), among Nor'Wester Brewing Company, Inc., Willamette Valley, Inc. Microbreweries Across America ("WVI"), Aviator, Bayhawk Ales, Inc., Mile High Brewing Company and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc. ("Merger Sub2"), Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub2 will be merged with and into Aviator, following which Aviator will become a wholly owned subsidiary of UCB (the "Merger"), (ii) as a result of the Merger, each share of common stock, par value $.001 per share, of Aviator ("Aviator Common Stock") outstanding at the effective time of the Merger (except for shares of Aviator Common Stock owned by WVI, which will be cancelled) will be converted into the right to receive 0.0523809 shares of common stock, par value $.001 per share of UCB ("UCB Common Stock"); and (iii) all outstanding options and warrants to purchase Aviator Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock;

    (2) To elect six directors to the Board of Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated;

    (3) To ratify the appointment of Price Waterhouse LLP as Aviator's independent public accountants for the fiscal year ending December 31, 1997; and

    (4) To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

    Only stockholders of record at the close of business on July 21 , 1997 are entitled to notice of and to vote at the Annual Meeting, or at any postponements or adjournments thereof. The affirmative vote of the holders of a majority of the outstanding shares of Aviator Common Stock is required for the approval of the Merger. Directors shall be elected by a plurality of votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

    Under the Delaware General Corporation Law, stockholders of Aviator will have not have the right to assert dissenters' rights of appraisal in connection with the proposed Merger. See "Appraisal Rights" in the Proxy
Statement/Prospectus accompanying this notice.

    A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination at Aviator's principal executive offices, for any purposes germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.

                                    IMPORTANT
    YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF AVIATOR COMMON STOCK THAT YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

July 24, 1997

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          James W. Bernau
                                          Chairman of the Board and President
                                          Aviator Ales, Inc.

                           PLEASE DO NOT SEND IN ANY
                        STOCK CERTIFICATES AT THIS TIME.

                               BAYHAWK ALES, INC.
                            66 S.E. MORRISON STREET
                             PORTLAND, OREGON 97214
                                 (503) 232-9771

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MONDAY, AUGUST 25, 1997

                            ------------------------

    Notice is hereby given that an Annual Meeting of Stockholders of Bayhawk Ales, Inc. ("Bayhawk") will be held on Monday, August 25, 1997, at 2:00 p.m., local time, at the Portland Conference Center located at 300 Multnomah Street, Portland, Oregon, for the following purposes:

    (1) To consider and vote upon a proposal (the "Consolidation Proposal") to approve and adopt an Agreement and Plan of Merger, dated as of May 14, 1997 (the "Merger Agreement"), among Nor'Wester Brewing Company, Inc., Willamette Valley, Inc. Microbreweries Across America ("WVI"), Aviator Ales, Inc., Bayhawk, Mile High Brewing Company and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. ("Merger Sub3"), and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub3 will be merged with and into Bayhawk, following which Bayhawk will become a wholly owned subsidiary of UCB (the "Merger"), (ii) as a result of the Merger, each share of common stock, par value $.001 per share, of Bayhawk ("Bayhawk Common Stock") outstanding at the effective time of the Merger (except for shares of Bayhawk Common Stock owned by WVI, which will be cancelled) will be converted into the right to receive 0.0785714 shares of common stock, par value $.001 per share of UCB ("UCB Common Stock"); and (iii) all outstanding options and warrants to purchase Bayhawk Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock;

    (2) To elect seven directors to the Board of Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated;

    (3) To ratify the appointment of Price Waterhouse LLP as Bayhawk's independent public accountants for the fiscal year ending December 31, 1997; and

    (4) To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

    Only stockholders of record at the close of business on July 21, 1997 are entitled to notice of and to vote at the Annual Meeting, or at any postponements or adjournments thereof. The affirmative vote of the holders of a majority of the outstanding shares of Bayhawk Common Stock is required for the approval of the Merger. Directors shall be elected by a plurality of votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

    Under the Delaware General Corporation Law, stockholders of Bayhawk will have the right to assert dissenters' rights of appraisal in connection with the proposed Merger. See "Appraisal Rights" in the Proxy Statement/Prospectus accompanying this notice.

    A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination at Bayhawk's principal executive offices, for any purposes germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.

                                    IMPORTANT
    YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF BAYHAWK COMMON STOCK THAT YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

July 24, 1997

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          James W. Bernau
                                          Chairman of the Board and President
                                          Bayhawk Ales, Inc.

                           PLEASE DO NOT SEND IN ANY
                        STOCK CERTIFICATES AT THIS TIME.

                           MILE HIGH BREWING COMPANY
                            66 S.E. MORRISON STREET
                             PORTLAND, OREGON 97214
                                 (503) 232-9771

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MONDAY, AUGUST 25, 1997

                            ------------------------

    Notice is hereby given that an Annual Meeting of Stockholders of Mile High Brewing Company ("Mile High") will be held on Monday, August 25, 1997, at 3:00 p.m., local time, at the Portland Conference Center located at 300 Multnomah Street, Portland, Oregon, for the following purposes:

    (1) To consider and vote upon a proposal (the "Consolidation Proposal") to approve and adopt an Agreement and Plan of Merger, dated as of May 14, 1997 (the "Merger Agreement"), among Nor'Wester Brewing Company, Inc., Willamette Valley, Inc. Microbreweries Across America ("WVI"), Aviator Ales, Inc., Bayhawk Ales, Inc., Mile High, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc. ("Merger Sub4"), each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub4 will be merged with and into Mile High, following which Mile High will become a wholly owned subsidiary of UCB (the "Merger"), (ii) as a result of the Merger, each share of common stock, par value $.001 per share, of Mile High ("Mile High Common Stock") outstanding at the effective time of the Merger (except for shares of Mile High Common Stock owned by WVI, which will be cancelled) will be converted into the right to receive 0.0523809 shares of common stock, par value $.001 per share of UCB ("UCB Common Stock"); and (iii) all outstanding options and warrants to purchase Mile High Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock;

    (2) To elect one director to the Board of Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated;

    (3) To ratify the appointment of Price Waterhouse LLP as Mile High's independent public accountants for the fiscal year ending December 31, 1997; and

    (4) To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

    Only stockholders of record at the close of business on July 21, 1997 are entitled to notice of and to vote at the Annual Meeting, or at any postponements or adjournments thereof. The affirmative vote of the holders of a majority of the outstanding shares of Mile High Common Stock is required for the approval of the Merger. Directors shall be elected by a plurality of votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

    Under the Delaware General Corporation Law, stockholders of Mile High will not have the right to assert dissenters' rights of appraisal in connection with the proposed Merger. See "Appraisal Rights" in the Proxy Statement/Prospectus accompanying this notice.

    A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination at Mile High's principal executive offices, for any purposes germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.

                                    IMPORTANT
    YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF MILE HIGH COMMON STOCK THAT YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

July 24, 1997

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          James W. Bernau
                                          Chairman of the Board and President
                                          Mile High Brewing Company

                           PLEASE DO NOT SEND IN ANY
                        STOCK CERTIFICATES AT THIS TIME.

                        NOR'WESTER BREWING COMPANY, INC.
             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                               AVIATOR ALES, INC.
                               BAYHAWK ALES, INC.
                           MILE HIGH BREWING COMPANY

                                PROXY STATEMENT
                               ------------------

                           UNITED CRAFT BREWERS, INC.

                                   PROSPECTUS

                        1,951,301 SHARES OF COMMON STOCK
                             ---------------------

    This Proxy Statement/Prospectus is being furnished to holders of common stock, no par value ("Nor'Wester Common Stock"), of Nor'Wester Brewing Company, Inc., an Oregon corporation ("Nor'Wester"), holders of common stock, par value $.01 per share ("WVI Common Stock"), of Willamette Valley, Inc. Microbreweries Across America, an Oregon corporation ("WVI"), holders of common stock, par value $.001 per share ("Aviator Common Stock"), of Aviator Ales, Inc., a Delaware corporation ("Aviator"), holders of common stock, par value $.001 per share ("Bayhawk Common Stock"), of Bayhawk Ales, Inc., a Delaware corporation ("Bayhawk"), and holders of common stock, par value $.001 per share ("Mile High Common Stock"), of Mile High Brewing Company, a Delaware corporation ("Mile High"), in connection with the solicitation of proxies by the Boards of Directors of Nor'Wester (the "Nor'Wester Board"), WVI (the "WVI Board"), Aviator (the "Aviator Board"), Bayhawk (the "Bayhawk Board") and Mile High (the "Mile High Board") for use at (i) the annual meeting of the stockholders of Nor'Wester (the "Nor'Wester Annual Meeting") to be held at 9:00 a.m., local time, on Monday, August 25, 1997, or at any adjournments or postponements thereof, (ii) the annual meeting of the stockholders of WVI (the "WVI Annual Meeting") to be held at 11:00 a.m., local time, on Monday, August 25, 1997, or at any adjournments or postponements thereof, (iii) the annual meeting of the stockholders of Aviator (the "Aviator Annual Meeting") to be held at 1:00 p.m., local time, on Monday, August 25, 1997, or at any adjournments or postponements thereof, (iv) the annual meeting of the stockholders of Bayhawk (the "Bayhawk Annual Meeting") to be held at 2:00 p.m., local time, on Monday, August 25, 1997, or at any adjournments or postponements thereof, and (v) the annual meeting of the stockholders of Mile High (the "Mile High Annual Meeting") to be held at 3:00 p.m., local time, on Monday, August 25, 1997, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notices of Annual Meeting of Stockholders. The Nor'Wester Annual Meeting will be held at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon. The WVI Annual Meeting will be held at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon. The Aviator Annual Meeting will be held at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon. The Bayhawk Annual Meeting will be held at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon. The Mile High Annual Meeting will be held at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

    This Proxy Statement/Prospectus constitutes a prospectus of United Craft Brewers, Inc. ("UCB") with respect to up to 1,951,301 shares of UCB common stock, par value $.001 per share ("UCB Common Stock"), to be issued in connection with the merger of Nor'Wester Acquisition Sub, Inc. ("Merger Sub1"), Aviator Acquisition Sub, Inc. ("Merger Sub2"), Bayhawk Acquisition Sub, Inc. ("Merger Sub3") and Mile High Acquisition Sub, Inc. ("Merger Sub4"), with and into Nor'Wester, Aviator, Bayhawk and Mile High, respectively, and the merger of WVI with and into UCB (each a "Merger", and collectively, the "Consolidation"), pursuant to the Agreement and Plan of Merger, dated as of April 21, 1997 (the "Merger Agreement"), among Nor'Wester, WVI, Aviator, Bayhawk, Mile High, UCB and Merger Sub1, Merger Sub2, Merger Sub3 and Merger Sub4. Application has been made to have UCB Common Stock listed on the Nasdaq Small Cap Market, subject to official notice of issuance.

    THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THE PROXY STATEMENT/PROSPECTUS. HOLDERS OF NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH COMMON STOCK ARE STRONGLY URGED TO READ AND CAREFULLY CONSIDER THIS PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY, PARTICULARLY THE MATTERS REFERRED TO UNDER "RISK FACTORS" BEGINNING ON PAGE 23.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
       OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Proxy Statement/Prospectus and the accompanying form of proxy are first being mailed to stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High on or about August 1, 1997.

         The date of this Proxy Statement/Prospectus is July 24, 1997.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----

AVAILABLE INFORMATION......................................................................................           2
NO AUTHORIZATION...........................................................................................           2
FORWARD-LOOKING STATEMENTS.................................................................................           3
SUMMARY....................................................................................................           4
RISK FACTORS...............................................................................................          23
  Consolidation Strategy...................................................................................          23
  Recent Losses............................................................................................          23
  Failure to Realize Anticipated Economies of Scale........................................................          24
  Acquisition Risks........................................................................................          24
  Capital Requirements.....................................................................................          25
  Merger Expenses and Consolidation Charges................................................................          25
  Tax Risks................................................................................................          26
  Risks Relating to Failure to Approve the Merger Agreement and Consolidation..............................          26
  Dependence Upon Bridge Loans and Investment from United Breweries of America, Inc........................          26
  Amounts Past Due to Contractors, Suppliers and Equipment Vendors.........................................          27
  Risks of Debt and Default on Bank Loans by Nor'Wester....................................................          27
  Maturing Markets.........................................................................................          27
  Variability of Margins and Operating Results.............................................................          28
  Conflicts of Interest....................................................................................          28
  Increasing Competition...................................................................................          28
  Dependence on Third-Party Distributors...................................................................          29
  Dependence on Certain Suppliers..........................................................................          29
  Dependence on Key Personnel..............................................................................          30
  Operating Hazards........................................................................................          30
  Public Attitudes.........................................................................................          30
  Dram Shop Liability......................................................................................          30
  Government Regulation; Taxation..........................................................................          31
  Control by Stockholders..................................................................................          31
  Uncertainty of Market Value of UCB Common Stock..........................................................          31
  Trading Market for UCB Common Stock; Possible Volatility of UCB Common Stock Price.......................          31
  Effect of Certain Anti-Takeover Provisions; Potential Issuance of Preferred Stock........................          32
  Absence of Dividends.....................................................................................          32
THE ANNUAL MEETINGS........................................................................................          33
  Time, Place and Date of the Annual Meetings..............................................................          33
  Purposes of the Annual Meetings..........................................................................          33
  Record Date; Voting Rights...............................................................................          33
  Proxies; Revocation of Proxies...........................................................................          37
UNITED CRAFT BREWERS, INC..................................................................................          37
THE CONSOLIDATION AND INVESTMENT BY UBA....................................................................          39
  General..................................................................................................          39
  Background of the Consolidation and Investment by UBA....................................................          39
  Nor'Wester's Reasons for the Consolidation; Recommendations of the Board of Directors of Nor'Wester......          45
  WVI's Reasons for the Consolidation; Recommendations of the Board of Directors of WVI....................          48
  Aviator's Reasons for the Consolidation; Recommendations of the Board of Directors of Aviator............          50

                                                                                                                PAGE
                                                                                                                -----
  Bayhawk's Reasons for the Consolidation; Recommendations of the Board of Directors of Bayhawk............          53
  Mile High's Reasons for the Consolidation; Recommendations of the Board of Directors of Mile High........          55
  Failure to Approve the Consolidation.....................................................................          57
  Opinion of Needham & Company, Inc........................................................................          58
  Opinions of Black & Company..............................................................................          61
  Interests of Certain Persons in the Consolidation and the Investment.....................................          65
  Accounting Treatment.....................................................................................          68
  Certain Federal Income Tax Considerations................................................................          68
  Regulatory Approvals.....................................................................................          70
  Federal Securities Law Consequences......................................................................          71
  The Nasdaq Small Cap Market..............................................................................          71
INVESTMENT AGREEMENT AND MERGER AGREEMENT..................................................................          72
  Investment by UBA........................................................................................          72
  Effective Time of Merger.................................................................................          72
  Conversion of Shares.....................................................................................          72
  Treatment of Stock Options and Warrants..................................................................          73
  Business of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Pending the Consolidation and Investment.....          73
  Solicitation of Other Proposals..........................................................................          75
  Corporate Structure and Related Matters After the Merger.................................................          75
  Conditions to the Consolidation and Investment by UBA....................................................          75
  Termination; Amendment...................................................................................          76
  Fees and Expenses........................................................................................          76
ANCILLARY AGREEMENTS.......................................................................................          77
  Bernau Employment Agreement..............................................................................          77
  Registration Rights Agreement............................................................................          77
  Security Agreement.......................................................................................          77
  Mallya Employment Agreement..............................................................................          78
  Stockholder's Agreement..................................................................................          79
  Brewing Agreement........................................................................................          80
APPRAISAL RIGHTS...........................................................................................          81
UNITED CRAFT BREWERS, INC.:
  MANAGEMENT...............................................................................................          86
  PRINCIPAL SHAREHOLDERS...................................................................................          88
  PRO FORMA COMBINED FINANCIAL INFORMATION.................................................................          89
  GENERAL DESCRIPTION OF THE CRAFT BREWING INDUSTRY AND THE BUSINESSES OF THE CONSTITUENT CORPORATIONS.....          95
NOR'WESTER:
  SELECTED FINANCIAL INFORMATION...........................................................................          99
  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS....................         100
  BUSINESS.................................................................................................         104
  MARKET PRICE OF AND DIVIDENDS ON NOR'WESTER COMMON STOCK.................................................         107
  MANAGEMENT...............................................................................................         108
  EXECUTIVE COMPENSATION...................................................................................         111
  CERTAIN TRANSACTIONS.....................................................................................         112
  ELECTION OF NOR'WESTER DIRECTORS.........................................................................         116
  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS..............................................         116

                                                                                                                PAGE
                                                                                                                -----
WVI:
  SELECTED FINANCIAL INFORMATION...........................................................................         117
  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS....................         118
  BUSINESS.................................................................................................         122
  MARKET PRICE OF AND DIVIDENDS ON WVI COMMON STOCK........................................................         125
  MANAGEMENT...............................................................................................         125
  EXECUTIVE COMPENSATION...................................................................................         129
  CERTAIN TRANSACTIONS.....................................................................................         130
  PRINCIPAL SHAREHOLDERS...................................................................................         133
  ELECTION OF WVI DIRECTORS................................................................................         134
  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS..............................................         134
AVIATOR:
  SELECTED FINANCIAL INFORMATION...........................................................................         135
  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS....................         136
  BUSINESS.................................................................................................         139
  MARKET PRICE OF AND DIVIDENDS ON AVIATOR COMMON STOCK....................................................         141
  MANAGEMENT...............................................................................................         141
  EXECUTIVE COMPENSATION...................................................................................         144
  CERTAIN TRANSACTIONS.....................................................................................         145
  PRINCIPAL STOCKHOLDERS...................................................................................         146
  ELECTION OF AVIATOR DIRECTORS............................................................................         148
  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS..............................................         148
BAYHAWK:
  SELECTED FINANCIAL INFORMATION...........................................................................         149
  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS....................         150
  BUSINESS.................................................................................................         153
  MARKET PRICE OF AND DIVIDENDS ON BAYHAWK COMMON STOCK....................................................         154
  MANAGEMENT...............................................................................................         155
  EXECUTIVE COMPENSATION...................................................................................         157
  CERTAIN TRANSACTIONS.....................................................................................         158
  PRINCIPAL STOCKHOLDERS...................................................................................         159
  ELECTION OF BAYHAWK DIRECTORS............................................................................         160
  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS..............................................         160
MILE HIGH:
  SELECTED FINANCIAL INFORMATION...........................................................................         161
  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS....................         162
  BUSINESS.................................................................................................         165
  MARKET PRICE OF AND DIVIDENDS ON MILE HIGH COMMON STOCK..................................................         166
  MANAGEMENT...............................................................................................         167
  EXECUTIVE COMPENSATION...................................................................................         168
  CERTAIN TRANSACTIONS.....................................................................................         169
  PRINCIPAL STOCKHOLDERS...................................................................................         170
  ELECTION OF MILE HIGH DIRECTORS..........................................................................         171
  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS..............................................         171
DESCRIPTION OF UCB CAPITAL STOCK...........................................................................         172
  Common Stock.............................................................................................         172

                                                                                                                PAGE
                                                                                                                -----
  Preferred Stock..........................................................................................         172
  Section 203 of the Delaware General Corporation Law......................................................         172
  Certain Other Provisions of the Certificate of Incorporation and By-Laws.................................         173
  Transfer Agent and Registrar.............................................................................         173
COMPARISON OF THE RIGHTS OF HOLDERS OF UCB COMMON STOCK AND NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH
  COMMON STOCK.............................................................................................         174
LEGAL MATTERS..............................................................................................         181
EXPERTS....................................................................................................         181
OTHER MATTERS..............................................................................................         181
STOCKHOLDER PROPOSALS......................................................................................         181
INDEX TO FINANCIAL STATEMENTS..............................................................................         F-1

ANNEX A  INVESTMENT AGREEMENT
ANNEX B  AGREEMENT AND PLAN OF MERGER
ANNEX C  OPINION OF NEEDHAM & COMPANY, INC.
ANNEX D  OPINION OF BLACK & COMPANY
ANNEX E  UCB CERTIFICATE OF INCORPORATION
ANNEX F  OREGON BUSINESS CORPORATION ACT SECTIONS 60.551-60.594
ANNEX G  DELAWARE GENERAL CORPORATION LAW SECTION 262

                             AVAILABLE INFORMATION

    Nor'Wester, WVI, Aviator, Bayhawk and Mile High (sometimes referred to herein collectively as the "Constituent Corporations") are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also can be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates. The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, Nor'Wester Common Stock is traded on the Nasdaq National Market under the symbol "ALES" and material filed by Nor'Wester can be inspected at the offices of the National Association of Securities Dealers, Inc., Reports Section, 1735 K Street, N.W., Washington, D.C. 20006.

    All disclosures contained in this Proxy Statement/Prospectus regarding Nor'Wester, WVI, Aviator, Bayhawk and Mile High including the information derived from the publicly available documents described in the preceding paragraph, has been provided by such corporations. Neither UCB nor UBA makes any representation that such information or any other publicly available information regarding Nor'Wester, WVI, Aviator, Bayhawk or Mile High is accurate or complete.

    UCB has filed with the Commission a Registration Statement on Form S-4 (together with any amendments thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities to be issued pursuant to the Merger Agreement. This Proxy Statement/Prospectus does not contain all the information set forth in the Registration Statement and the exhibits and schedules thereto, certain parts of which have been omitted in accordance with the rules and regulations of the Commission. Statements contained in this Proxy Statement/Prospectus or in any document incorporated by reference in this Proxy Statement/Prospectus as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference. Copies of the Registration Statement and the exhibits and schedules thereto may be obtained, upon payment of the fee prescribed by the Commission, or may be examined without charge at the Commission's principal office in Washington, D.C.

    THIS PROXY STATEMENT/PROSPECTUS ALSO SERVES AS THE 1996 ANNUAL REPORT TO THE SHAREHOLDERS OF EACH OF NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH. SHAREHOLDERS OF EACH CONSTITUENT CORPORATION MAY REQUEST AND RECEIVE A COPY OF THE ANNUAL REPORT FOR THEIR RESPECTIVE CONSTITUENT CORPORATION AS FILED WITH THE COMMISSION ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS FOR SUCH CORPORATION. THE ANNUAL REPORT WILL BE MAILED AT NO CHARGE UPON REQUEST. REQUESTS SHOULD BE SENT TO "INVESTOR RELATIONS, 66 S.E. MORRISON STREET, PORTLAND, OREGON 97214." ANY REQUEST SHOULD STATE THE NAME OF THE CONSTITUENT CORPORATION FOR WHICH THE ANNUAL REPORT IS REQUESTED AND THE NAME AND MAILING ADDRESS OF THE SHAREHOLDER MAKING THE REQUEST.

                                NO AUTHORIZATION

    NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE SOLICITATION OF PROXIES OR THE OFFERING OF SECURITIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY UCB, NOR'WESTER, WVI, AVIATOR, BAYHAWK, MILE HIGH OR ANY OTHER PERSON. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO

BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF UCB, NOR'WESTER, WVI, AVIATOR, BAYHAWK OR MILE HIGH SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                           FORWARD-LOOKING STATEMENTS

    This Proxy Statement/Prospectus contains certain forward-looking statements within the meaning of the Securities Act and the Exchange Act with respect to the financial condition, results of operations and business of UCB following the consummation of the Consolidation, including statements relating to the restructuring charges expected to be incurred in connection with the Consolidation. See "UCB Pro Forma Combined Selected Financial Information." These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, matters discussed herein under "Risk Factors" as well as the following possibilities:
(1) expected cost savings and synergies from the Consolidation cannot be fully realized; (2) competitive pressure in the craft brewing industry increasing significantly; (3) costs or difficulties related to the integration of the businesses of UCB, Nor'Wester, WVI, Aviator, Bayhawk and Mile High being greater than expected; (4) expected costs associated with future acquisitions, if any, being greater than expected or expected benefits associated with any such future acquisitions being lower than expected; (5) the Constituent Corporations are unable to resolve payment obligations to their contractors, suppliers and vendors on terms that are acceptable to the Constituent Corporations or resolving such obligations takes greater time or involves greater expense than anticipated; and (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, being less favorable than expected.

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT/PROSPECTUS. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED, OR INCORPORATED BY REFERENCE, IN THIS PROXY STATEMENT/PROSPECTUS AND THE ANNEXES HERETO. UNLESS OTHERWISE DEFINED HEREIN, CAPITALIZED TERMS USED IN THIS SUMMARY HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM ELSEWHERE IN THIS PROXY STATEMENT/PROSPECTUS. NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH STOCKHOLDERS ARE URGED TO READ THIS PROXY STATEMENT/PROSPECTUS AND THE ANNEXES HERETO IN THEIR ENTIRETY. SEE "RISK FACTORS" FOR CERTAIN INFORMATION THAT SHOULD BE CONSIDERED BY THE STOCKHOLDERS OF NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH.

                         SUMMARY BUSINESS DESCRIPTIONS

UCB.....................  UCB was incorporated in Delaware in April 1997 as a wholly owned subsidiary of UBA for the purpose of
                          effecting the Consolidation. United Breweries of
                          America, Inc. ("UBA") is a newly formed Delaware
                          corporation, whose chairman is Vijay Mallya. Upon
                          consummation of the Consolidation and the investment
                          by UBA, UCB will be a holding company with wholly
                          owned subsidiaries consisting of Nor'Wester, Aviator,
                          Bayhawk and Mile High. See "United Craft Brewers,
                          Inc." The principal executive offices of UCB are
                          located at Three Harbor Drive, Suite 115, Sausalito,
                          California 94965, and its telephone number is (415)
                          289-0390. The chart below depicts the organization and
                          ownership of UCB on a pro forma basis if the
                          Consolidation is consummated and the Investment made:

GRAPH DEPICTING OWNERSHIP OF UCB SHOWING THE PUBLIC SHAREHOLDERS, JAMES BERNAU AND UBA OWNING 50%, 10% AND 40%, RESPECTIVELY, OF UCB AND NOR'WESTER, AVIATOR BAYHAWK AND MILE HIGH AS WHOLLY OWNED SUBSIDIARIES OF UCB WITH NORTH COUNTRY BEING A WHOLLY OWNED SUBSIDIARY OF NOR'WESTER.

Nor'Wester..............  Nor'Wester has been a brewer of fresh, high quality, full-flavored premium beers, generally known as craft
                          beers, since November 1993. Nor'Wester's leading brews
                          include its Hefe Weizen, Raspberry Weizen and White
                          Forest Scottish Ale. Nor'Wester's initial brewery,
                          built in a leased industrial building in Portland,
                          Oregon (the "Portland Brewery"), began producing and
                          selling beer in November 1993. The Portland Brewery
                          has a current and maximum annual production capacity
                          of approximately 41,000 barrels. Nor'Wester is the
                          sole owner of North Country Joint Venture, LLC ("North
                          Country LLC"), which owns and operates a brewery in
                          Saratoga Springs, New York (the "Saratoga Springs
                          Brewery"). The Saratoga Springs Brewery began
                          producing and selling beer in October 1996. It
                          currently has an annual production capacity of 30,000
                          barrels and was constructed with sufficient leasehold
                          improvements to enable it to grow to a maximum annual
                          brewing

                          capacity of 200,000 barrels. The principal executive offices of Nor'Wester are located at 66 S.E. Morrison
                          Street, Portland, Oregon 97214, and its telephone number is (503) 232-9771.

WVI.....................  WVI was organized in 1993 to establish a series of microbreweries throughout the United States using a
                          consumer owned capitalization plan and certain
                          marketing strategies and other trade secrets developed
                          by James W. Bernau, its founder, President and
                          Chairperson of its Board of Directors. As of December
                          31, 1996, WVI had established and capitalized three
                          separate operating subsidiaries: Aviator, Bayhawk and
                          Mile High. Aviator and Bayhawk have constructed and
                          are now operating their own microbrewery. Mile High
                          had constructed and operated a microbrewery, but it is
                          currently operating on a limited contract brewing
                          basis and its assets are held for sale. Each
                          microbrewery is designed to produce and sell high
                          quality ales and/or lager beers marketed under a
                          locally based brand name developed specifically for
                          that microbrewery's target market. The principal
                          executive offices of WVI are located at 66 S.E.
                          Morrison Street, Portland, Oregon 97214, and its
                          telephone number is (503) 232-9771.

Aviator.................  Aviator was formed in February 1994 for the purpose of developing and operating one or more breweries in
                          Washington for the production of high quality,
                          handcrafted ales for sale in bottles and draft.
                          Aviator has built a brewery (the "Seattle Brewery") in
                          a leased industrial building in Woodinville,
                          Washington. The Seattle Brewery began producing and
                          selling beer in September 1995. It currently has an
                          annual production capacity of 57,000 barrels and was
                          constructed with sufficient leasehold improvements to
                          enable it to grow to a maximum annual brewing capacity
                          of 125,000 barrels. The principal executive offices of
                          Aviator are located at 66 S.E. Morrison Street,
                          Portland, Oregon 97214, and its telephone number is
                          (503) 232-9771.

Bayhawk.................  Bayhawk was formed in February 1994 for the purpose of developing and operating one or more breweries in
                          California for the production of high quality,
                          handcrafted ales for sale in bottle and draft. Bayhawk
                          has built a showcase brewery (the "Southern California
                          Brewery") in a leased building next to McCormick &
                          Schmick's Seafood Restaurant in Irvine, California.
                          The Southern California Brewery began brewing beer in
                          January 1995. The Southern California Brewery has a
                          current and maximum annual production capacity of
                          10,000 barrels. The principal executive offices of
                          Bayhawk are located at 66 S.E. Morrison Street,
                          Portland, Oregon 97214, and its telephone number is
                          (503) 232-9771.

Mile High...............  Mile High was organized in June 1994 for the purpose of developing and operating one or more breweries in
                          Colorado for the production of high quality,
                          handcrafted ales for sale in bottle and draft. Mile
                          High has built a brewery (the "Denver Brewery") in a
                          leased industrial building in downtown Denver,
                          Colorado near Coors Field. The Denver Brewery, which
                          began producing and selling beer in August 1995, has a
                          current annual production capacity of 39,000 barrels
                          and a maximum capacity of 60,000 barrels. In November
                          1996, Mile High ceased brewing its own beer and is
                          currently exploring alternatives for selling its
                          existing assets or finding contract brewing
                          opportunities. To date, Mile High has

                          engaged in preliminary negotiations with several groups interested in acquiring the Denver Brewery.
                          Until its assets are sold Mile High may lease the Denver Brewery to third parties or brew beer under limited contract brewing agreements. The principal executive offices of Mile High are located at 66 S.E.
                          Morrison Street, Portland, Oregon 97214, and its telephone number is (503) 232-9771.

Merger Subs.............  Merger Sub1, Merger Sub2, Merger Sub3 and Merger Sub4
                          (the "Merger Subs") were recently organized by UCB for
                          the purpose of effecting the acquisition of
                          Nor'Wester, Aviator, Bayhawk and Mile High. The Merger
                          Subs have no material assets and have not engaged in
                          any activities except in connection with the proposed
                          Consolidation. The principal executive offices of the
                          Merger Subs are located at One Harbor Drive, Suite
                          102, Sausalito, California 94965, and their telephone
                          number is (415) 289-1400.

                              THE ANNUAL MEETINGS

    TIME, PLACE AND DATE

    The Nor'Wester Annual Meeting will be held at 9:00 a.m., local time, August 25, 1997, at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

    The WVI Annual Meeting will be held at 11:00 a.m., local time, August 25, 1997, at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

    The Aviator Annual Meeting will be held at 1:00 p.m., local time, August 25, 1997, at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

    The Bayhawk Annual Meeting will be held at 2:00 p.m., local time, August 25, 1997, at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

    The Mile High Annual Meeting will be held at 3:00 p.m., local time, August 25, 1997, at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

    PURPOSES

    At the Annual Meetings, the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High will consider and vote upon a proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Mergers or the Consolidation. A copy of the Merger Agreement is attached to this Proxy Statement/Prospectus as Annex B and is incorporated herein by reference. If the Consolidation is approved and consummated, each share of Nor'Wester Common Stock, each share of WVI Common Stock, each share of Aviator Common Stock, each share of Bayhawk Common Stock and each share of Mile High Common Stock outstanding at the Effective Time of the Consolidation (other than shares of Aviator Common Stock, Bayhawk Common Stock and Mile High Common Stock owned by WVI, which will be cancelled) will be converted into the right to receive 0.3333333, 0.0785714, 0.0523809, 0.0785714, and 0.0523809 shares, respectively, of UCB Common Stock. Furthermore, if the Consolidation is approved by a majority of the shares of the WVI Common Stock held by disinterested stockholders, all of the shares of WVI Common Stock owned by WVI's founders, James W. Bernau and James F. Hensel, prior to the Consolidation will be released from an escrow agreement with the Department of Consumer and Business Affairs of the State of Oregon. In addition, the stockholders will elect directors of Nor'Wester, WVI, Aviator, Bayhawk and Mile High until the next annual meeting of stockholders of each respective company or until their successors are elected and qualified, and ratify the appointment of independent public accountants for Nor'Wester, WVI, Aviator, Bayhawk and Mile High for the fiscal year ending December 31, 1997. If the Consolidation is approved and is consummated, however, the persons elected to serve as directors of Nor'Wester, WVI, Aviator, Bayhawk and Mile High will serve the respective companies only until the Effective Time of the Consolidation.

    RECORD DATE; VOTING RIGHTS

    Stockholders of record at the close of business on July 21, 1997 (the "Record Date") will be entitled to notice of and to vote at the Nor'Wester, WVI, Aviator, Bayhawk and Mile High Annual Meetings and at any adjournment or postponement thereof. There were issued and outstanding: (i) 3,711,097 shares of Nor'Wester Common Stock as of the Record Date, held by approximately 4,383 stockholders of record; (ii) 4,860,966 shares of WVI Common Stock as of the Record Date, held by approximately 1,923 stockholders of record; (iii) 5,331,855 shares of Aviator Common Stock as of the Record Date, held by approximately 3,826 stockholders of record; (iv) 2,200,814 shares of Bayhawk Common Stock as of the Record Date, held by approximately 1,320 stockholders of record; and (v) 4,693,787 shares of Mile High Common Stock as of the Record Date, held by approximately 2,704 stockholders of record.

    Under the Oregon Business Corporation Act ("OBCA"), the adoption and approval of the Merger Agreement by the stockholders requires the affirmative vote of the holders of at least a majority of the outstanding shares of Nor'Wester Common Stock and WVI Common Stock. Under the Delaware General Corporation Law ("DGCL"), the adoption and approval of the Merger Agreement by the stockholders requires the affirmative vote of the holders of at least a majority of the outstanding shares of Aviator Common Stock, Bayhawk Common Stock and Mile High Common Stock. In determining whether the approval of the Merger Agreement has received the requisite number of affirmative votes, abstentions, broker non-votes and shares not represented at the Annual Meetings will have the same effect as a vote against any such proposal.

    A majority of the shares of Nor'Wester Common Stock, WVI Common Stock, Aviator Common Stock, Bayhawk Common Stock and Mile High Common Stock entitled to vote at each of the respective Annual Meetings is required to ratify the selection of the independent public accountants. The five candidates for director receiving the highest number of affirmative votes cast at the Nor'Wester Annual Meeting will be elected as directors of Nor'Wester. The six candidates for director receiving the highest number of affirmative votes cast at the WVI Annual Meeting will be elected as directors of WVI. The six candidates for director receiving the highest number of affirmative votes cast at the Aviator Annual Meeting will be elected as directors of Aviator. The seven candidates for director receiving the highest number of affirmative votes cast at the Bayhawk Annual Meeting will be elected as directors of Bayhawk. The candidate for director receiving the highest number of affirmative votes cast at the Mile High Annual Meeting will be elected as the sole director of Mile High. Holders of a majority of the shares entitled to vote at the respective Annual Meetings, represented in person or by proxy, will constitute a quorum. At the respective Annual Meetings, each holder will be entitled to cast one vote for each share of Common Stock of such Constituent Corporation held by such holder.

    James W. Bernau has agreed to vote, or cause to be voted, 910,618 shares of Nor'Wester Common Stock, 3,018,444 shares of WVI Common Stock, 2,715,504 shares of Aviator Common Stock, 1,249,811 shares of Bayhawk Common Stock and 2,391,985 shares of Mile High Common Stock in favor of the Consolidation. In addition, Black & Company and certain officers and directors of Black & Company have agreed to vote, or cause to be voted, 541,874 shares of Nor'Wester Common Stock in favor of the Consolidation. Accordingly, the affirmative vote of holders of an additional 403,057 shares of Nor'Wester Common Stock would be required to approve the Merger Agreement and the transactions contemplated thereby. When the shares of WVI Common Stock, Aviator Common Stock, Bayhawk Common Stock and Mile High Common Stock described above are voted at the WVI, Aviator, Bayhawk and Mile High Annual Meetings in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, the affirmative vote of additional shares of WVI Common Stock, Aviator Common Stock, Bayhawk Common Stock or Mile High Common Stock will not be required to so adopt and approve the Merger Agreement and the transactions contemplated thereby. However, the affirmative vote of a majority of the shares of WVI Common Stock not held by Mr. Bernau or James F. Hensel will be required to release the shares of WVI Common Stock held by Messrs. Bernau and Hensel which are subject to escrow or transfer restrictions. Failure to obtain the release of the shares from escrow or transfer restrictions will not prevent consummation of the Consolidation.

    As of the Record Date, (i) 922,828 shares of Nor'Wester Common Stock (approximately 24.9% of the shares outstanding as of the Record Date) were outstanding and entitled to be voted by the directors and officers, and their affiliates, of Nor'Wester, (ii) 3,042,494 shares of WVI Common Stock (approximately 62.6% of the shares outstanding as of the Record Date) were outstanding and entitled to be voted by the directors and officers, and their affiliates, of WVI, (iii) 2,720,034 shares of Aviator Common Stock (approximately 51.0% of the shares outstanding as of the Record Date) were outstanding and entitled to be voted by the directors and officers, and their affiliates, of Aviator, (iv) 1,269,006 shares of Bayhawk Common Stock (approximately 57.7% of the shares outstanding as of the Record Date) were outstanding and entitled to be voted by the directors and officers, and their affiliates, of Bayhawk and (v) 2,391,985 shares of Mile High Common Stock (approximately 51.0% of the shares outstanding as of the Record Date) were outstanding and entitled to be voted by the directors and officers, and their affiliates, of Mile High.

THE CONSOLIDATION AND INVESTMENT

    REASONS FOR THE CONSOLIDATION; RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

    The Board of Directors of each of the Constituent Corporations believes that the terms of the Consolidation are fair to and in the best interests of the respective Constituent Corporation and its stockholders. ACCORDINGLY, THE BOARD OF DIRECTORS OF EACH OF NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH HAS UNANIMOUSLY APPROVED THE INVESTMENT AGREEMENT AND THE MERGER AGREEMENT AND RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY BY THE VOTING STOCKHOLDERS OF EACH OF NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH. For a discussion of the factors considered by the Boards of Directors of the Constituent Corporations in reaching their decisions to approve the Merger Agreement and the transactions contemplated thereby and recommending that the Constituent Corporations' respective stockholders vote FOR the proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, see "The Consolidation and Investment by UBA--Nor'Wester's Reasons for the Consolidation; Recommendations of the Board of Directors of Nor'Wester," "The Consolidation and Investment by UBA--WVI's Reasons for the Consolidation; Recommendations of the Board of Directors of WVI," "The Consolidation and Investment--Aviator's Reasons for the Consolidation; Recommendations of the Board of Directors of Aviator," "The Consolidation and Investment by UBA--Bayhawk's Reasons for the Consolidation; Recommendations of the Board of Directors of Bayhawk," and "The Consolidation and Investment by UBA--Mile High's Reasons for the Consolidation; Recommendations of the Board of Directors of Mile High."

    OPINION OF NEEDHAM & COMPANY, INC.

    Needham & Company, Inc. ("Needham"), has acted as a financial advisor to Nor'Wester and WVI in connection with the Consolidation and the investment by UBA and has delivered its written opinion to the Nor'Wester Board of Directors dated May 12, 1997, to the effect that, as of such date and subject to certain assumptions and other matters described therein, the consideration to be received by the shareholders of Nor'Wester (other than James W. Bernau) pursuant to the Merger Agreement and the Investment Agreement was fair to such shareholders from a financial point of view. The full text of Needham's opinion, which sets forth the assumptions made, matters considered, and limitations on and scope of the review undertaken, is attached hereto as Annex C. Needham's opinion is directed only to the fairness to the Nor'Wester shareholders (other than Mr. Bernau), from a financial point of view, of the consideration to be received by such shareholders pursuant to the Merger Agreement and the Investment Agreement, does not address any other aspect of the Consolidation or the investment by UBA, and does not constitute a recommendation to any shareholder of Nor'Wester or any other Constituent Corporation as to how such shareholder should vote at the Nor'Wester Annual Meeting or any other Annual Meeting of any Constituent Corporation. See "The Consolidation and Investment by UBA--Opinion of Needham & Company, Inc."

    OPINIONS OF BLACK & COMPANY, INC.

    Black & Company, Inc. ("Black") has acted as a financial advisor to Nor'Wester and WVI in connection with the Consolidation and the investment by UBA and has delivered its written opinion dated May 12, 1997 to the Board of Directors of each of WVI, Aviator, Bayhawk and Mile High to the effect that, as of such date and subject to certain assumptions and other matters described therein, the consideration to be received by the shareholders of each of WVI, Aviator, Bayhawk and Mile High (other than James W. Bernau) pursuant to the Merger Agreement and the Investment Agreement was fair to such shareholders from a financial point of view. The full text of Black's opinion, which sets forth the assumptions made, matters considered, and limitations on and scope of the review undertaken, is attached hereto as Annex D. Black's opinion is directed only to the fairness to the shareholders of each of WVI, Aviator, Bayhawk and Mile High (other than James W. Bernau), from a financial point of view, of the consideration to be received by such shareholders pursuant to the Merger Agreement and the Investment Agreement, does not address any other aspect of the Consolidation of the Investment, and does not constitute a recommendation to any shareholder of WVI, Aviator, Bayhawk, Mile High or Nor'Wester as to how such shareholder should vote at any Annual Meeting of any Constituent Corporation. See "The Consolidation and Investment by UBA--Opinions of Black & Company."

    INTERESTS OF CERTAIN PERSONS IN THE CONSOLIDATION AND THE INVESTMENT

    In considering the recommendation of the various boards of directors to approve and adopt the Merger Agreement, the Consolidation and the Investment, stockholders should be aware that James W. Bernau, a director and executive officer of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, as well as the respective investment bankers for Nor'Wester and WVI have interests in the Consolidation and the Investment that are in addition to the interests of the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High generally, and that Mr. Bernau, as a member of the Nor'Wester Board, WVI Board, Aviator Board, Bayhawk Board and Mile High Board, participated in the discussion, deliberation and voting of such boards with respect to the Consolidation and the Investment. Furthermore, stockholders should be aware that certain directors and executive officers of UCB have interests in the Investment that are in addition to the interests of stockholders of UCB generally. These interests are described as follows:

    BERNAU EMPLOYMENT AGREEMENT. The Investment Agreement requires UCB to enter into an employment agreement with Mr. Bernau. The employment agreement will provide, among other things, that Mr. Bernau shall serve as President of UCB at an annual salary of $125,000, that he will be eligible for bonuses at the discretion of the Board of Directors of UCB and that he will receive the same standard benefits as other senior executives of UCB. The employment agreement will have a term of two years from the date of closing of the investment from UBA. The employment agreement will provide that Mr. Bernau will receive options to purchase shares of Common Stock of UCB in an amount equal to 4% of the total number of shares of UCB Common Stock outstanding on a fully diluted basis. The options will have an exercise price of $5.25 per share and 25% of the options will be immediately exercisable, with the remaining options vesting ratably over the next three years. All of the options will be immediately exercisable if Mr. Bernau's employment is terminated by UCB without cause. The options will be exercisable for a period of five years after Mr. Bernau ceases being an employee of UCB. In addition, the employment agreement will provide that if Mr. Bernau is required to relocate to California, he shall receive a $50,000 relocation fee. Under the employment agreement, if Mr. Bernau's employment is terminated without cause, he may, at his option, agree not to compete in the craft brewing industry for one year, in which case he will continue to receive his base salary for one year after termination. If Mr. Bernau's employment is terminated with cause, UCB may, at its option, continue to pay Mr. Bernau his base salary for one year after termination, in which case Mr. Bernau will agree not to compete in the craft brewing industry for one year.

    MALLYA EMPLOYMENT AGREEMENT. The Investment Agreement requires UCB to enter into an employment agreement with Vijay Mallya providing for Mr. Mallya to serve as Chairman and Chief Execuitve Officer of UCB with full power to manage and conduct the business of UCB subject to the general direction of UCB's Board of Directors. The employment agreement will have a one year term from the date of closing of the Investment and thereafter will continue on a month-to-month basis terminable by either party. Mr. Mallya will receive an annual base salary of $126,000, will be eligible to participate in all UCB employee benefit programs and will be entitled to receive periodic bonuses as determined by the Board. The employment agreement will provide that Mr. Mallya will receive options to purchase shares of Common Stock of UCB in an amount equal to 4% of the total number of shares of UCB Common Stock outstanding on a fully-diluted basis. The options will have an exercise price of $5.25 per share and 25% of the options will be immediately exercisable, with the remaining options vesting ratably over the ensuing three years. All of the options will be immediately exercisable if Mr. Mallya's employment is terminated by UCB without cause, and the options will be exercisable for a period of five years after Mr. Mallya ceases being an employee of UCB.

    MERCHANT FINDER'S AGREEMENT. Pursuant to a Finder's Agreement with Jerome Merchant, a director of UCB, in connection with the Consolidation and Investment UBA will be required to pay Mr. Merchant a finder's fee of $110,000, which is equal to 2% of the investment by UBA in UCB. This amount is only payable if the Consolidation is approved and the Investment made and is due upon the closing of the Investment.

    FINANCIAL ADVISORS. Pursuant to their engagement letter with Needham and Black and assuming the investment from UBA is completed, Nor'Wester and WVI have agreed to pay each of Needham and Black a fee of $142,500 as consideration for their services in providing financial advisory services to Nor'Wester and WVI. In accordance with the terms of their engagement letter, Needham and Black each have agreed that 50% of their fees may be paid in Common Stock of UCB issued at $5.25 per share resulting in 13,572 shares of UCB Common Stock to be received by each of Needham and Black. Nor'Wester and WVI have also agreed to indemnify Needham and Black for certain liabilities that may arise from their respective roles as financial advisors and out of the rendering of the foregoing fairness opinions. Black and its Chairman Emeritus, Lawrence S. Black, hold warrants to purchase up to 103,500 shares of Nor'Wester Common Stock at $3.25 per share. At the Effective Time of the Consolidation, these warrants will be exchanged for warrants to purchase up to 34,500 shares of UCB Common Stock at $9.75 per share. Black acted as the managing underwriter in connection with the initial public offering of Nor'Wester's Common Stock in January 1996 and approximately 309,982 shares of Nor'Wester Common Stock are owned direcly by Black, 141,100 shares of Nor'Wester Common Stock are owned by two officers of Black and 476,025 shares of Nor'Wester Common Stock are beneficially owned by clients of Black but held in accounts over which Black has investment and/or voting power.

    REPAYMENT OF NOTE FROM PROCEEDS OF INVESTMENT. Nor'Wester will use part of the proceeds from the investment by UBA to repay a loan from James W. Bernau in the amount of $250,000 plus accrued interest, which was used to finance operations.

    RELEASE FROM GUARANTEES. James W. Bernau has provided personal guarantees to third parties in connection with various loans, leases and other obligations of Nor'Wester, WVI, Aviator, Bayhawk and Mile High which obligations totalled $820,708 at March 31, 1997. As part of the Investment Agreement, UCB has agreed to use its best efforts to cause Mr. Bernau to be released and UCB substituted as guarantor for the obligations set forth above; provided, however, that the obligee does not seek additional security and that there is not any cost implication to UCB. It is uncertain whether Mr. Bernau will be released from any of such guarantees. If UCB is unable to remove Mr. Bernau as a guarantor for these obligations, UCB will provide Mr. Bernau with security in case Mr. Bernau is required to satisfy any of these obligations.

    RELEASE OF ESCROWED SHARES. The shares in WVI held by James W. Bernau are subject to a Founder's Escrow Agreement dated February 22, 1994 with the Department of Consumer and Business Affairs of the State of Oregon, which was entered into in connection with the initial public offering of WVI Common Stock. If the Consolidation is approved by a majority of the disinterested holders of WVI Common Stock, these shares will be released from the escrow and converted into shares of UCB Common Stock at the exchange ratio of 1:0.0785714.

    BREWING AGREEMENT. In connection with the closing of the Investment Agreement, UCB will enter into a brewing agreement with UBA, an entity controlled by Vijay Mallya, whereby UBA will grant UCB the exclusive right to manufacture, label and package all Kingfisher brand beer (pursuant to the specifications provided by UBA) which is brewed outside India for sale in North America. In order to brew the Kingfisher products, UCB will have to make certain modifications to existing equipment and purchase new equipment. The price to be paid for the products brewed under the brewing agreement will be agreed upon by the parties after such improvements have been made. See "Ancillary Agreements--Brewing Agreement."

    SUMMARY. As a result of the Consolidation and Investment, the value (to the extent ascertainable) of the benefits to be received by Mr. Bernau and Black, insiders of the Constituent Corporations, and Mr. Bernau, Mr. Mallya and Mr. Merchant, insiders of UCB, aggregates approximately $928,404. These benefits may be summarized as follows: Mr. Bernau--$550,000 (including $300,000 in salary and possible relocation fees payable under his proposed two-year employment agreement with UCB and repayment of his $250,000 loan to Nor'Wester); Black--$142,500 in investment banking fees; Mr. Mallya--$126,000 under his proposed one-year employment agreement with UCB; and Mr. Merchant--$110,000 under his finder's agreement. In addition to the above-described benefits, Mr. Bernau could be released from one or more of the personal guarantees he has given to third parties for obligations of the Constituent Corporations which totalled $820,708 at March 31, 1997.

    No director or executive officer of any Constituent Corporation will receive any separation or similar payment in connection with the Consolidation or Investment. UCB currently contemplates that each named executive officer and significant employee of each Constituent Corporation will continue his employment with his respective Constituent Corporation. See "The Consolidation and Investment by UBA--Interests of Certain Persons in the Consolidation and the Investment."

    ACCOUNTING TREATMENT

    The Consolidation will be accounted for by UCB as the purchase by Nor'Wester of WVI, Bayhawk, Mile High and Aviator. The purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values, net of applicable income tax effects, at the Effective Time. Results of operations for UCB for the period prior to the Consolidation will include only the results of Nor'Wester as the accounting acquirer and not income (or loss) from WVI, Aviator, Bayhawk or Mile High.

    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    TAX CONSEQUENCES TO HOLDERS OF NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH COMMON STOCK. The Consolidation is intended to qualify as a transfer to a controlled corporation and each of the Mergers is intended to constitute a reorganization so that no gain or loss would be recognized by a holder of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock with respect to the receipt of UCB Common Stock in exchange for such Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock pursuant to the Consolidation (except with respect to any cash received in lieu of fractional shares of UCB Common Stock). Payment received by holders of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock in lieu of fractional shares of UCB Common Stock will be treated as payment in redemption of such fractional shares and, provided that the redeemed interest is held as a capital asset at the Effective Time, will generally result in the recognition of capital gain or loss by such holders measured by the difference between the amount received and the tax basis allocable to such fractional shares.

    Irrespective of the federal income tax status of the Mergers or the Consolidation, a recipient of shares of UCB Common Stock will recognize income if and to the extent any such shares are considered to be received in exchange for services or property (other than Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock). All or a portion of such income may be taxable as ordinary income. The IRS may take the position that a portion of the shares of UCB Common Stock received by a shareholder of Nor'wester, WVI, Aviator, Bayhawk or Mile High is deemed received from James W. Bernau (and not in exchange for the shares transferred by such shareholder), as a result of Mr. Bernau's transfer of shares to UBA in connection with the Consolidation. Such a deemed transfer could result in taxable ordinary income to a shareholder. Counsel has advised UCB that although the matter is not free from doubt, the Consolidation should not result in any such taxable deemed transfer. Gain also will be recognized if and to the extent a Nor'Wester, WVI, Aviator, Bayhawk or Mile High stockholder is treated as receiving (directly or indirectly) consideration other than UCB Common Stock in exchange for his or her Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock.

    TAX CONSEQUENCES TO UCB, NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE
HIGH. No gain or loss should be recognized currently by UCB, Nor'Wester, WVI, Aviator, Bayhawk, Mile High, Merger Sub1, Merger Sub2, Merger Sub3 or Merger Sub4 as a result of the Consolidation. The Consolidation will not have any tax consequences for UCB stockholders.

    For a further discussion of certain of the federal income tax consequences of the Consolidation, including a discussion of the impact of the Consolidation on net operating losses of the Constituent Corporations, see "The Consolidation and Investment by UBA--Certain Federal Income Tax Considerations."

INVESTMENT AGREEMENT AND MERGER AGREEMENT

    GENERAL

    The description of the material terms and conditions of the Investment Agreement and the Merger Agreement and any related documents in this Proxy Statement/Prospectus is qualified in its entirety by reference to the copies of the Investment Agreement and the Merger Agreement attached hereto as Annex A and B, respectively. Stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High are urged to read the Investment Agreement and the Merger Agreement in their entirety for a more complete description of the terms of such agreements.

    INVESTMENT BY UBA

    Upon satisfaction of all the terms and conditions set forth in the Investment Agreement, including but not limited to the consummation of the Consolidation on terms satisfactory to UBA, (i) UBA has agreed to purchase from UCB 1,047,619 shares of UCB Common Stock for $5,500,000 and (ii) James W. Bernau has agreed to transfer to UBA 83,109 shares of UCB Common Stock and to transfer to UCB for cancellation 174,912 shares of UCB Common Stock (such transactions are hereinafter referred to as the "Investment"). The purchase price of $5,500,000 will be offset by the aggregate principal amount outstanding at the Closing Date, if any, under the Bridge Loans from UBA to Nor'Wester. After giving effect to the Consolidation, the investment by UBA and the transfer of shares by Mr. Bernau, UBA will own 40% of the outstanding UCB Common Stock on a diluted basis and Mr. Bernau will own 10% of the outstanding UCB Common Stock on a diluted basis.

    CONVERSION OF SHARES

    At the Effective Time, each outstanding share of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock (other than shares of Aviator, Bayhawk and Mile High Common Stock owned by WVI, which shall be cancelled, and except to the extent that the holders of shares of WVI Common Stock and Bayhawk Common Stock duly elect to exercise their dissenters' rights under Sections 60.551 through
60.594 of the OBCA and holders of shares of Bayhawk Common Stock duly elect to exercise their appraisal rights pursuant to Section 262 of the DGCL) will be converted into the right to receive a fraction of a share of UCB Common Stock (the "Exchange Ratios") equal to (i) in the case of Nor'Wester Common Stock,
0.3333333 shares of UCB Common Stock, (ii) in the case of WVI and Bayhawk Common Stock, 0.0785714 shares of UCB Common Stock, and (iii) in the case of Aviator and Mile High Common Stock, 0.0523809 shares of UCB Common Stock. Fractional shares of UCB Common Stock will not be issued. In lieu of fractional shares, stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High will receive cash equal to the product of (i) such fraction multiplied by (ii) $5.25.

    Merger Sub1, Merger Sub2, Merger Sub3 and Merger Sub4 will merge with and into Nor'wester, Aviator, Bayhawk and Mile High, respectively, and WVI will merge with and into UCB, with Nor'wester, Aviator, Bayhawk, Mile High and UCB being the surviving corporations of the Consolidation (the "Surviving Corporations"). Each share of Merger Sub1, Merger Sub2, Merger Sub3 and Merger Sub4 common stock issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock of Nor'Wester, Aviator, Bayhawk and Mile High, respectively.

    CONDITIONS TO THE CONSOLIDATION

    Consummation of the Consolidation and the Investment is subject to the satisfaction of various conditions, including but not limited to (i) the approval and adoption of the Merger Agreement and the Consolidation by the requisite vote of the stockholders of each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High; (ii) the receipt of opinions of counsel by UCB and UBA, (iii) the receipt by each of UCB and UBA of the executed Ancillary Agreements, (iv) the receipt of an officer's certificate by UBA from each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High to the effect that all of the representations and warranties made by the respective party are true and correct on and as of the Effective Time and that the respective party has performed or complied with all agreements and covenants required by the Investment Agreement to be performed or complied with by such party on or prior to the Effective Time, (v) the receipt of evidence by UBA and UCB, respectively, from the other party that all licenses, permits, consents, waivers, approvals, authorizations, qualifications or orders required for the consummation of the Consolidation and the investment have been obtained, (vi) the absence of any restrictive court orders or any other legal restraints or prohibitions, and of any governmental proceedings, preventing the consummation of the Consolidation and investment, and the absence of any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Consolidation and investment which makes the consummation of the Consolidation and investment illegal, (vii) there shall have been no changes which have had a material adverse effect on Nor'Wester, WVI, Aviator, Bayhawk and Mile High, taken as a whole, (viii) the Consolidation shall have been completed on terms reasonably satisfactory to UBA, (ix) Mr. Bernau shall have transferred certain of his shares in UCB to UBA, (x) the line of credit provided by Bank of America to Nor'Wester shall have been extended and any loan covenants shall have not been violated, or if violated, have been waived, (xi) a majority of the stockholders of WVI shall have voted in favor of releasing certain shares of WVI Common Stock held in escrow pursuant to an escrow agreement with the Department of Consumer and Business Affairs of the State of Oregon and such escrowed shares were in fact released from escrow,
(xii) the stockholders of UCB shall have approved the sales of shares to UBA, and (xiii) each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High shall have received fairness opinions from their respective investment bankers (which condition has been satisfied). See "Investment Agreement and Merger Agreement--Conditions to the Investment."

    TERMINATION; AMENDMENT

    The Investment Agreement may be terminated and the Consolidation may be abandoned prior to the Effective Time either before or after its approval by the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, under the circumstances specified therein, including (i) by mutual written consent of UBA and Nor'Wester; (ii) by either Nor'Wester or UBA, if the Consolidation and Investment shall not have been consummated by August 31, 1997 and if the terminating party has not caused the failure of the Consolidation and Investment to be consummated on or before such date by its own willful failure to fulfill any of its material obligations under the Investment Agreement; (iii) by UBA at any time prior to the Closing Date in the event that any of Mr. Bernau, Nor'Wester, WVI, Aviator, Bayhawk or Mile High has breached any covenant in material respects or has breached any representation or warranty contained in the Investment Agreement or any document relating to the Consolidation and Investment, and such breach has not been promptly cured after notice has been given; or (iv) by Nor'Wester at any time prior to the Closing Date in the event that UBA has breached any covenant in material respects or has breached any representation or warranty contained in the Investment Agreement, and such breach has not been promptly cured after notice has been given to UBA.

    The Investment Agreement may be amended by an agreement in writing among the parties thereto at any time prior to the Closing Date.

    FEES AND EXPENSES

    Each of the parties to the Investment Agreement will bear its own costs and expenses (including legal fees and expenses) incurred in connection with the Investment Agreement; PROVIDED, HOWEVER, that Nor'Wester has paid the costs and expenses (including reasonable legal fees and expenses) incurred by UBA in connection with the Bridge Loans. All fees and expenses incurred by UCB or UBA relating to the Consolidation (the "Costs") will be borne by Nor'Wester. Nor'Wester will reimburse these Costs upon request. Alternatively, UCB or UBA may use Bridge Loan funds to pay the Costs. If the Investment Agreement is terminated prior to the closing of the Investment, all Costs not previously reimbursed by Nor'Wester or funded through the Bridge Loans will be added to the principal amount of the Bridge Loans. In addition, all costs and expenses incurred by UBA relating to the possible acquisition of other companies or other investment opportunities shall be reimbursed if the closing of the Investment occurs and UCB is the acquiring company or the company making the investment.

    SURRENDER OF CERTIFICATES

    As promptly as practicable after the Effective Time, the Surviving Corporations will send to each stockholder of record of Nor'Wester, WVI, Aviator, Bayhawk and Mile High as of the Effective Time a Letter of Transmittal and other transmittal materials for use in exchanging certificates of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock for certificates of UCB Common Stock and cash in payment for any fractional shares resulting from the exchange. CERTIFICATES SHOULD NOT BE SURRENDERED UNTIL THE LETTER OF TRANSMITTAL IS RECEIVED.

ANCILLARY AGREEMENTS

    UBA BRIDGE LOAN CREDIT AGREEMENT AND RELATED DOCUMENTS

    Pursuant to the terms of the Investment Agreement, UBA is obligated to provide Nor'Wester with up to $2.75 million in bridge loans as interim financing to the Constituent Corporations (the "Bridge Loan"). Advances under the Bridge Loan have been and will continue to be used to cover operating expenses and pay existing creditors of the Constituent Corporations until closing of the Investment. Of the $2.75 million, $2.537 million has been advanced as of July 21, 1997. All Bridge Loan amounts are advanced by UBA to Nor'Wester pursuant to the terms of the Credit Agreement. See "Ancillary Agreements--UBA Bridge Loan Credit Agreement and Related Documents."

    EMPLOYMENT AGREEMENT

    The Investment Agreement requires UCB to enter into an employment agreement with Mr. Bernau. For a description of the Employment Agreement between UCB and Mr. Bernau see "Interests of Certain Persons in the Consolidation--Bernau Employment Agreement."

    MALLYA EMPLOYMENT AGREEMENT

    At the closing of the Investment, UCB will enter into an Executive Employment Agreement with Vijay Mallya providing for Mr. Mallya to serve as Chairman and Chief Executive Officer of UCB. During the term of the agreement, Mr. Mallya will have full power and authority to manage and conduct the business of UCB subject to the general direction of UCB's Board of Directors. Mr. Mallya will receive an annual base salary of $126,000 and will be eligible for a salary increase after the first year of the term of the agreement. Mr. Mallya will agree in the Executive Employment Agreement to use his best efforts to cause UBA to present certain opportunities that UBA develops or becomes aware of to UCB for pursuit exclusively by UCB and to cause UBA to cooperate with UCB in the pursuit of such opportunities. UCB will acknowledge in the agreement that Mr. Mallya is a shareholder, director, officer and employee of, and has significant responsibilities to, other companies and business activities, including companies that produce, distribute and sell beer and other alcoholic beverages in the United States, the United Kingdom, India and other countries. The agreement will also provide that, except as set forth above, to the maximum extent permitted by law, Mr. Mallya's position as a shareholder, director, officer and employee of UCB will not be deemed to present a conflict of interest or impose any restriction on his activities for other companies and business activities nor impose any obligation on Mr. Mallya to present business opportunities to UCB. Mr. Mallya will agree in the agreement to indemnify UCB and its shareholders, affiliates, directors, officers, employees, agents and attorneys against any claims arising out of a breach of the employment agreement or from his ownership interests in other business entities.

    The employment agreement with Mr. Mallya will provide that he will receive options to purchase shares of Common Stock of UCB in an amount equal to 4% of the total number of shares of UCB Common Stock outstanding on a fully diluted basis. The options will have an exercise price of $5.25 per share and 25% of the options will be immediately exercisable, with the remaining options vesting ratably over the next three years. All of the options will be immediately exercisable if Mr. Mallya's employment is terminated by UCB without cause. The options will be exercisable for a period of five years after Mr. Mallya ceases being an employee of UCB.

    STOCKHOLDER'S AGREEMENT

    The Stockholder's Agreement provides, among other things, that, at the Nor'Wester, WVI, Aviator, Bayhawk and Mile High Annual Meetings, James Bernau and Black and certain officers and directors of Black (the "Stockholders") shall vote (or cause to be voted) the shares of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock, as the case may be, held of record or beneficially by the Stockholders, including, but not limited to, causing WVI to vote the shares held of record by it in Aviator, Bayhawk and Mile High, (a) in favor of the Consolidation, the execution and delivery by each of them of the Investment Agreement and the approval of the terms thereof and each of the other actions contemplated by the Investment Agreement and the Stockholder's Agreement and any actions required in furtherance thereof; (b) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of each of Nor'Wester, WVI, Aviator, Bayhawk or Mile High under the Investment Agreement or the Stockholder's Agreement; (c) except as otherwise agreed to in writing in advance by UBA or permitted pursuant to the Investment Agreement, against certain changes in the structure, capitalization, business or governance of any of the Constituent Corporations or (d) any other action which is intended or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the contemplated economic benefits to UBA of the Consolidation or the transactions contemplated by the Investment Agreement or the Stockholder's Agreement.

    In addition, the Stockholders have granted to, and appointed, UBA and certain officers of UBA as such Stockholders' irrevocable proxy and attorney-in-fact (with full power of substitution) to vote the shares of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock held by the Stockholders as indicated in the Stockholder's Agreement.

    The Stockholders have agreed to certain covenants including that, except with regard to Mile High and Bayhawk, no such Stockholder shall (i) solicit or respond to any inquiries or the making of any proposal by any person (other than UBA or any affiliate of UBA) with respect to any of Nor'Wester, WVI, Aviator, Bayhawk or Mile High that constitutes or could reasonably be expected to lead to a proposal to acquire an interest in any of such companies or (ii) except in certain circumstances, sell, encumber, or otherwise dispose of, any or all of their shares of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock or any interest therein. See "Ancillary Agreements--The Stockholder's Agreement." The Stockholders also waived any rights of appraisal or rights to dissent from the Consolidation that they may have.

    The Stockholder's Agreement terminates upon, among other things, the first to occur of (a) termination of the Investment Agreement in accordance with its terms or (b) the closing of the investment from UBA. Under certain circumstances, the Stockholders may be required to reimburse UBA for reasonable fees and expenses incurred if the Stockholder's Agreement is terminated.

    BREWING AGREEMENT

    UCB will enter into a brewing agreement with UBA, whereby UBA will grant UCB the exclusive right to manufacture, label and package all Kingfisher brand beer (pursuant to the specifications provided by UBA) which is brewed outside India for sale in North America. The price to be paid for the products brewed under the brewing agreement will be agreed upon by the parties after certain required improvements have been made by UCB. UBA will provide to UCB, on a monthly basis, a rolling forecast of UBA's requirements of Kingfisher products for the following three months, which shall be in reasonable commercial lot size amounts. Forecasts made in respect of any month may not thereafter be revised by more than 20% in either direction. The Brewing Agreement will be in effect beginning on the closing date of the investment and continuing until terminated by either party with six months notice.

    REGISTRATION RIGHTS AGREEMENT

    UCB, Mr. Bernau and UBA will enter into a Registration Rights Agreement, whereby UCB will grant certain registration rights to Mr. Bernau and UBA. UCB will agree to file a shelf registration statement with respect to all of the shares of UCB Common Stock owned or acquired by UBA. In addition, UCB will grant certain demand registration rights to UBA. UCB will also grant Mr. Bernau and UBA certain piggyback registration rights should UCB file a registration statement for public sale of its Common Stock.

    SECURITY AGREEMENT

    Mr. Bernau and UBA will enter into a Security Agreement whereby Mr. Bernau's indemnity obligations under the Investment Agreement will be secured by a pledge of the shares of UCB Common Stock held by Mr. Bernau after the Consolidation, but excluding any shares of UCB Common Stock received by Mr. Bernau through the exercise of options to purchase UCB Common Stock granted to Mr. Bernau pursuant to his employment agreement with UCB.

APPRAISAL RIGHTS

    If the Consolidation is consummated, holders of shares of Nor'Wester Common Stock, Aviator Common Stock and Mile High Common Stock will not be entitled to appraisal or dissenters' rights. However, if the Consolidation is consummated holders of shares of WVI Common Stock will be entitled to dissenters' rights under the OBCA, provided that they comply with the conditions of Sections 60.551 through 60.594 of the OBCA, and holders of shares of Bayhawk Common Stock would be entitled to appraisal rights under Section 262 of the DGCL, provided that they comply with the conditions of Section 262 of the DGCL. Those shareholders of WVI who elect to exercise their dissenters' rights and who properly and timely perfect such rights will be entitled to receive the "fair value" in cash for their shares of WVI Stock. Pursuant to Section 60.551(4) of the OBCA, such "fair value" means the value of the shares immediately before the effectuation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger, unless such exclusion would be inequitable. A record holder of shares of Bayhawk Common Stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the Effective Time, and who otherwise complies with the statutory requirements of
Section 262 will be entitled to an appraisal by the Delaware Court of the "fair value" of his or her shares of Bayhawk Common Stock (exclusive of any element of value arising from the accomplishment or expectation of the Consolidation). Such "fair value" for Bayhawk Common Stock would be determined in judicial proceedings, the result of which cannot be predicted and, consequently, may be higher than, the same as or lower than the value of the UCB Common Stock to be received by the holders of Bayhawk Common Stock in connection with the Consolidation. In order to exercise their dissenters' and appraisal rights the holders of WVI Common Stock and Bayhawk Common Stock must comply with the procedural requirements of Sections 60.551 through 60.594 of the OBCA and
Section 262 of the DGCL, respectively, a description of which is provided in "Appraisal Rights" and the full text of which is attached to this Proxy Statement/Prospectus as Annex F and Annex G, respectively and each of which is incorporated by reference herein. Failure to comply with any of the steps required under Sections 60.551 through 60.594 of the OBCA or Section 262 of the DGCL, as the case may be, on a timely basis may result in the loss of dissenters' rights or appraisal rights, as the case may be.

MANAGEMENT OF UCB AFTER THE CONSOLIDATION AND INVESTMENT BY UBA

    After the Consolidation and Investment, the Board of Directors of UCB will consist of seven persons. Vijay Mallya, O'Neil Nalavadi and Jerome Merchant, who are currently members of the Board of Directors of UCB, will remain as Directors. James Bernau will be appointed to the Board of Directors, as will one other appointee of UBA and two independent directors who are mutually satisfactory to both Mr. Bernau and UBA. Vijay Mallya will continue to be the Chairman of the Board and Chief Executive Officer and Mr. Bernau will continue to be the President of UCB. See "UCB Management."

COMPARISON OF STOCKHOLDER RIGHTS

    As a consequence of the Consolidation, the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High will become stockholders of UCB. There will be significant differences between the rights of stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High prior to the Consolidation and the rights of UCB stockholders after the Consolidation. See "Comparison of the Rights of Holders of UCB Common Stock and Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock" for a summary of the material differences between the rights of holders of UCB Common Stock and Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock.

PROPOSED NASDAQ SMALLCAP MARKET LISTING

    Application has been made to have the shares of UCB Common Stock listed on The Nasdaq SmallCap Market under the symbol "ALES," subject to official notice of issuance.

RECENT DEVELOPMENTS

    As part of its consolidation strategy, the UB Group entered into Letters of Intent on May 2, 1997, with Mendocino Brewing Company, Inc. ("Mendocino") and Humboldt Brewing Company ('Humboldt") for possible transactions involving, among other things, the merger of each of Mendocino and Humboldt with subsidiaries of UCB. Although no definitive agreements have been signed, the UB Group continues to be in discussion with Mendocino and Humboldt and is currently conducting its due diligence investigations.

    Mendocino and Humboldt are Northern California craft brewers who sold 17,000 and 18,000 barrels of beer, respectively, in 1996, generating total sales revenue of $4 million and $3 million, respectively. Completion of these proposed transactions is subject to satisfactory completion of due diligence investigations, the preparation and execution of definitive agreements, approval by the respective Boards of Directors and Shareholders, as well as other customary conditions. There can be no assurance that such conditions will be met. See "United Craft Brewers, Inc.--Recent Developments."

SUMMARY HISTORICAL FINANCIAL INFORMATION

    The following summary historical financial information should be read in conjunction with the financial statements of Nor'Wester, WVI, Aviator, Bayhawk and Mile High and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Nor'Wester, WVI, Aviator, Bayhawk and Mile High included elsewhere in this Proxy Statement/Prospectus. The summary historical financial information presented below has been derived from the financial statements of Nor'Wester, WVI, Aviator, Bayhawk and Mile High. The above-mentioned financial statements as of and for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose reports are included elsewhere herein. The summary historical financial information for the three month period ended March 31, 1997 is included herein and has not been audited.

                                                             YEAR ENDED DECEMBER 31, 1996
                                       -------------------------------------------------------------------------
                                                                                     WVI
                                         AVIATOR      BAYHAWK     MILE HIGH     CONSOLIDATED       NOR'WESTER
                                       ------------  ----------  ------------  ---------------  ----------------
STATEMENT OF OPERATIONS DATA:
Net revenues.........................  $  1,824,077  $  419,938  $  1,515,489  $  3,869,304     $   6,524,082
Gross margin (deficit)...............       (54,985)     55,488      (389,846)     (389,343)        1,364,193
Loss from operations.................    (1,156,208)   (284,278)   (2,411,438)   (4,099,209)       (3,181,366)
Loss before minority interest........    (1,157,706)   (291,542)   (2,432,272)   (4,317,326)(1)    (2,974,423)(2)
Net loss.............................    (1,157,706)   (291,542)   (2,432,272)   (2,464,231)(1)    (2,751,926)(2)
Net loss per share...................  $      (0.20) $    (0.13) $      (0.52) $      (0.51)    $       (0.74)
Weighted average shares
  outstanding........................     5,685,642   2,200,814     4,691,810     4,852,513         3,696,041

BALANCE SHEET DATA (AT PERIOD END):
Working capital (deficit)              $ (1,145,814) $ (235,508) $ (2,662,424) $ (2,914,247)    $  (3,216,897)
Total assets.........................     2,665,317     931,793     2,123,690     5,784,356        15,788,533
Long-term debt and capital lease
  obligations........................        57,664           0       241,224       298,888            11,405
Retained earnings (deficit)..........    (1,603,074)   (862,893)   (3,160,616)   (3,944,520)       (2,284,311)
Shareholders' equity.................       984,811     567,290      (903,648)    1,557,802         8,780,169

--------------------------
(1) 46%, 43%, 49% of the losses of Aviator, Bayhawk and Mile High, respectively, are not included in the consolidated net loss of WVI because the minority shareholders of Aviator, Bayhawk and Mile High owned the above percentages of the outstanding shares of these entities from January 1, 1996 to March 31, 1997.
(2) 39% of the losses incurred by North Country Joint Venture, LLC for the first nine months of 1996 are not included in the consolidated net losses of Nor'Wester because the minority shareholder (WVI) owned 39% of North Country Joint Venture, LLC for the first nine months of 1996.

                                                           THREE MONTHS ENDED MARCH 31, 1997
                                       -------------------------------------------------------------------------
                                                                                     WVI
                                         AVIATOR      BAYHAWK     MILE HIGH     CONSOLIDATED       NOR'WESTER
                                       ------------  ----------  ------------  ---------------  ----------------
STATEMENT OF OPERATIONS DATA:
Net revenues.........................  $    283,146  $   87,201  $     15,069  $    385,416     $   1,253,847
Gross margin (deficit)...............       (11,679)       (909)      (65,878)      (78,466)          273,438
Loss from operations.................      (122,316)    (61,507)     (157,301)     (406,383)         (305,400)
Loss before minority interest........      (124,411)    (61,300)     (157,301)     (416,900)(1)      (423,997)
Net loss.............................      (124,411)    (61,300)     (157,301)     (253,260)(1)      (423,997)
Net loss per share...................  $      (0.02) $    (0.03) $      (0.03) $      (0.05)    $       (0.11)
Weighted average shares
  outstanding........................     5,331,775   2,200,814     4,693,787     4,860,996         3,711,097

BALANCE SHEET DATA (AT PERIOD END):
Working capital (deficit)              $ (1,227,381) $ (283,995) $ (2,818,339) $ (3,264,741)    $  (3,485,922)
Total assets.........................     2,731,327     901,979     2,009,522     5,717,070        15,804,816
Long-term debt and capital lease
  obligations........................        56,262           0       217,446       273,708            10,825
Retained earnings (deficit)..........    (1,727,485)   (924,193)   (3,317,917)   (4,197,780)       (2,708,308)
Shareholders' equity.................       860,400     505,990    (1,060,949)    1,304,542         8,356,172

------------------------

(1) 46%, 43%, 49% of the losses of Aviator, Bayhawk and Mile High, respectively, are not included in the consolidated net loss of WVI because the minority shareholders of Aviator, Bayhawk and Mile High owned the above percentages of the outstanding shares of these entities from January 1, 1996 to March 31, 1997.

SUMMARY PRO FORMA FINANCIAL INFORMATION

    The summary unaudited pro forma combined condensed financial information as of December 31, 1996 and March 31, 1997 gives effect to (i) the Consolidation as described in this Proxy Statement/ Prospectus and the estimated adjustments caused by the Consolidation, (ii) the subsequent sale of 1,047,619 shares to UBA in the Investment and (iii) the probable acquisition of Mendocino Brewing Company ("Mendocino") by UCB, all as described in the "Notes to Unaudited Pro Forma Combined Financial Statements." Stockholders are urged to read this document and the "Notes to Unaudited Pro Forma Combined Financial Statements" carefully. The Unaudited Pro Forma Combined Financial Information is not necessarily indicative of the financial position or results that would have occurred had the events referred to above been consummated on the dates for which the consummation of such events is being given effect, nor it is necessarily indicative of the future financial position or results of the proposed entity. See "UCB Pro Forma Combined Financial Information (unaudited)."

                                     YEAR ENDED DECEMBER 31, 1996
                         -----------------------------------------------------         THREE MONTHS ENDED MARCH 31, 1997
                                               PRO FORMA                        -----------------------------------------------
                           CONSTITUENT            UCB                             CONSTITUENT       PRO FORMA
                           CORPORATIONS        COMBINED          PRO FORMA       CORPORATIONS          UCB          PRO FORMA
                            PRO FORMA           BEFORE              UCB            PRO FORMA         COMBINED          UCB
                             COMBINED          MENDOCINO          COMBINED         COMBINED      BEFORE MENDOCINO    COMBINED
                         ----------------  -----------------  ----------------  ---------------  ----------------  ------------
STATEMENT OF OPERATIONS
  DATA: (1)

Net revenues...........  $    8,927,189    $     8,927,189    $   12,766,889    $   1,639,263    $    1,639,263    $  2,643,836

Gross margin...........         974,850            974,850         2,904,850          194,972           194,972         623,305

Loss from operations...      (7,280,575)        (7,280,575)       (8,050,443)        (711,783)         (711,783)       (990,836)

Loss before minority
  interest.............      (7,069,252)(2)      (7,069,252)(2)     (7,790,520)      (840,897)(2)       (840,897)(2)   (1,113,494)

Net loss...............      (5,216,157)(2)      (5,216,157)(2)     (5,937,425)      (677,257)(2)       (677,257)(2)     (949,854)

Net loss per share.....  $        (2.94)(3) $         (1.85)(4) $        (1.11) $       (0.38)(3) $        (0.24)(4) $      (0.18)

Weighted average shares
  outstanding..........       1,776,389          2,824,008         5,352,579        1,776,389         2,824,008       5,352,579

BALANCE SHEET DATA (AT
  PERIOD END): (5)

Working capital (deficit).....................................................  $  (6,750,663)   $   (2,650,663)   $ (4,129,098)

Total assets..................................................................     19,613,989        22,813,989      47,627,714

Long-term debt (including current portion)....................................      4,049,194         3,149,194       8,636,737

Retained earnings (deficit)...................................................     (6,906,088)       (2,708,308)     (2,708,308)

Shareholders' equity..........................................................      9,660,714        13,760,714      30,535,714

------------------------------

(1) The pro forma statements of operations data are presented assuming the Consolidation and Investment and the probable acquisition of Mendocino occurred at the beginning of the periods presented.

(2) 46%, 43%, 49% of the losses of Aviator, Bayhawk and Mile High, respectively, are not included in the combined net loss of the Constituent Corporations and UCB because the minority shareholders of Aviator, Bayhawk and Mile High owned the above percentages of the outstanding shares of these entities from January 1, 1996 to March 31, 1997.

(3) Reflects the conversion of the Constitutent Corporations' shares into UCB shares.

(4) Reflects (i) the conversion of the Constituent Corporations' shares into UCB shares and (ii) the sale of additional shares to UBA as of January 1, 1996.

(5) The March 31, 1997 pro forma balance sheet data are presented assuming the Consolidation and Investment and the probable acquisition of Mendocino occurred on March 31, 1997.

COMPARATIVE PER SHARE DATA

    Set forth below are unaudited pro forma combined loss from continuing operations and book value per common share of UCB after giving effect to the Consolidation of the Constituent Corporations and UCB, the Investment and the probable acquisition of Mendocino. Pro forma combined loss per share from continuing operations is derived from the pro forma combined information presented elsewhere herein, which gives effect to the Consolidation under the purchase method of accounting as if it had occurred at the beginning of the periods presented. Pro forma combined book value per share is based upon outstanding common shares, adjusted to include the shares of UCB Common Stock to be issued in the Consolidation, and assumes that the Consolidation had been effective at the end of the periods presented. In addition, the following information sets forth the historical loss from continuing operations and book value per common share of Nor'Wester, WVI, Aviator, Bayhawk, Mile High and Mendocino and the loss from continuing operations and book value per common share of each of the Constituent Corporations and Mendocino on an unaudited per share equivalent pro forma combined basis, which is calculated by multiplying their respective Exchange Ratios by the pro forma combined per share amounts for UCB. For purposes of these pro forma calculations only, the Mendocino exchange ratio is calculated by dividing the number of UCB shares assumed to be issued for pro forma adjustment purposes by the total number of Mendocino common and preferred shares outstanding at March 31, 1997. The information set forth below should be read in conjunction with the financial statements and the "UCB Pro Forma Combined Financial Information (unaudited)" included elsewhere in this Proxy Statement/Prospectus, in each case including the notes thereto. The pro forma information presented herein is for illustrative purposes only.

                      COMPARATIVE PER SHARE DATA AS OF AND
                      FOR THE YEAR ENDED DECEMBER 31, 1996

UCB PRO FORMA COMBINED BEFORE MENDOCINO:
Loss from continuing operations....................  $   (1.85)

Book value.........................................  $    5.11


UCB PRO FORMA COMBINED:
Loss from continuing operations....................  $   (1.11)

Book value.........................................  $    5.83

                                   NOR'WESTER       WVI        AVIATOR      BAYHAWK     MILE HIGH    MENDOCINO
                                   -----------  -----------  -----------  -----------  -----------  -----------
Historical:
  Loss from continuing
    operations...................   $   (0.74)  $     (0.51) $     (0.20) $     (0.13) $     (0.52) $     (0.05)
  Book value.....................   $    2.37   $      0.32  $      0.18  $      0.26  $     (0.19) $      1.85
Exchange Ratio...................   0.3333333     0.0785714    0.0523809    0.0785714    0.0523809    0.9854834

EQUIVALENT PRO FORMA COMBINED
  BEFORE MENDOCINO:

  Loss from continuing
    operations...................   $   (0.62)  $     (0.15) $     (0.10) $     (0.15) $     (0.10)

  Book value.....................   $    1.70   $      0.40  $      0.27  $      0.40  $      0.27

EQUIVALENT PRO FORMA COMBINED:

  Loss from continuing
    operations...................   $   (0.37)  $     (0.09) $     (0.06) $     (0.09) $     (0.06) $     (1.07)

  Book value.....................   $    1.94   $      0.46  $      0.31  $      0.46  $      0.31  $      5.75

                      COMPARATIVE PER SHARE DATA AS OF AND
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997

UCB PRO FORMA COMBINED BEFORE MENDOCINO:
Loss from continuing operations....................  $   (0.24)
Book value.........................................  $    4.87


UCB PRO FORMA COMBINED:
Loss from continuing operations....................  $   (0.18)
Book value.........................................  $    5.70

                                   NOR'WESTER       WVI        AVIATOR      BAYHAWK     MILE HIGH    MENDOCINO
                                   -----------  -----------  -----------  -----------  -----------  -----------
Historical:
  Loss from continuing
    operations...................   $   (0.11)  $     (0.05) $     (0.02) $     (0.03) $     (0.03) $     (0.05)
  Book value.....................   $    2.25   $      0.27  $      0.16  $      0.23  $     (0.23) $      1.84
Exchange Ratio...................   0.3333333     0.0785714    0.0523809    0.0785714    0.0523809    0.9854834

EQUIVALENT PRO FORMA COMBINED
  BEFORE MENDOCINO:
  Loss from continuing
    operations...................   $   (0.08)  $     (0.02) $     (0.01) $     (0.02) $     (0.01)
  Book value.....................   $    1.62   $      0.38  $      0.26  $      0.38  $      0.26

EQUIVALENT PRO FORMA COMBINED:
  Loss from continuing
    operations...................   $   (0.06)  $     (0.01) $     (0.01) $     (0.01) $     (0.01) $     (0.18)
  Book value.....................   $    1.90   $      0.45  $      0.30  $      0.45  $      0.30  $      5.62

COMPARATIVE MARKET PRICE DATA

    Nor'Wester's Common Stock is traded on the Nasdaq National Market under the symbol "ALES." The following table sets forth the high and low sales prices as reported by the Nasdaq National Market for the periods indicated. Nor'Wester's Common Stock commenced trading on January 18, 1996.

YEAR ENDING DECEMBER 31, 1997                                                              HIGH        LOW
---------------------------------------------------------------------------------------  ---------  ---------
Quarter 2 (through June 20, 1997)......................................................  $    2.75  $    1.75
Quarter 1..............................................................................       3.13       2.00


YEAR ENDED DECEMBER 31, 1996                                                               HIGH        LOW
---------------------------------------------------------------------------------------  ---------  ---------
Quarter 4..............................................................................  $    6.75  $    2.50
Quarter 3..............................................................................       6.75       3.63
Quarter 2..............................................................................       7.00       4.88
Quarter 1 (from January 18, 1996)......................................................       9.50       6.00

    There is no public trading market for WVI's Common Stock, Aviator's Common Stock, Bayhawk's Common Stock or Mile High's Common Stock. On January 29, 1997, the last full trading day prior to the execution and delivery of the Investment Agreement and the public announcement thereof, the closing price of Nor'Wester Common Stock was $2.50 per share. The equivalent market price per share of Nor'Wester Common Stock as of January 29, 1997, based upon an exchange ratio of 0.3333333, would have been $7.50.

    The approximate number of shareholders of record on December 31, 1996 was
(i) 4,403 for Nor'Wester, (ii) 1,783 for WVI, (iii) 3,494 for Aviator, (iv) 1,268 for Bayhawk and (v) 2,594 for Mile High. There were no cash dividends declared or paid in fiscal years 1996 or 1995 by any of the Constituent Corporations and UCB does not anticipate declaring such dividends in the foreseeable future.

                                  RISK FACTORS

    The following risk factors should be considered carefully by the holders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock in evaluating whether to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Consolidation, and thereby become holders of UCB Common Stock. These factors should be considered in conjunction with the other information included in this Proxy Statement/Prospectus.

CONSOLIDATION STRATEGY

    The successful implementation of UCB's consolidation strategy will depend largely on its ability to (i) increase distribution of craft beer in markets currently served by the Constituent Corporations and develop distribution arrangements in new markets, (ii) manage and control costs, (iii) increase utilization of production capacity, (iv) realize economies of scale, (v) implement effective internal management, operational and financial controls, and
(vi) identify and acquire new breweries in strategic markets.

    The consolidation of the business operations of Nor'Wester, WVI, Aviator, Bayhawk and Mile High will present difficult challenges for UCB's management due to the increased time and resources required in management's effort. The integration of certain operations following the Consolidation will require the attention of management resources which would be otherwise devoted to the day-to-day business of UCB. Following the Consolidation, among other things, UCB will need to successfully integrate and streamline overlapping functions of Nor'Wester, WVI, Aviator, Bayhawk and Mile High. UCB's ability to successfully integrate the businesses and operations of these companies is dependent upon a number of factors, including retaining existing personnel and attracting new personnel, recognizing economies of scale in both purchasing raw materials and distributing its products, integrating production and distribution facilities, implementing new information and other operational systems and retaining existing Nor'Wester, WVI, Aviator, Bayhawk and Mile High consumers and attracting new consumers. The difficulties of such integration may be increased by the necessity of coordinating geographically separated organizations. The process of integrating operations could cause an interruption of, or loss in momentum in, the activities of the Constituent Corporations. The success of the Consolidation will further depend on UCB's ability to utilize the production facilities of the Constituent Corporations at high rates to spread fixed production costs across higher units of production. In light of the foregoing factors and uncertainties, there can be no assurance that UCB will be able to successfully integrate the businesses and operations of Nor'Wester, WVI, Aviator, Bayhawk and Mile High or achieve higher production utilization rates. Any difficulties encountered in connection with the Consolidation and the integration of the operations of the Constituent Corporations could have an adverse effect on the business, results of operations or financial condition of UCB or one or all of the Constituent Corporations.

RECENT LOSSES

    During 1996 and the first quarter of 1997, the Constituent Corporations incurred significant losses associated with efforts to increase production and distribution of their products through the Cooperative Brewing Agreements (as described herein) of the Alliance (as described herein). In addition, Nor'Wester was required to make a significantly greater investment in the construction and start-up of its Saratoga Springs Brewery due to the inability of Nor'Wester's joint venture partner, North Country Brewing Company, Inc., to make its $2.55 million capital contribution to the joint venture. Furthermore, as a result of the entry of a significant competitor in the bottled Hefe Weizen market in the second quarter of 1996, Nor'Wester experienced a significant reduction in the sale of its flagship Hefe Weizen beer styles in the Pacific Northwest market. As a consequence, the Constituent Corporations experienced high production, marketing, general and administrative, and one-time expenses which resulted in combined pro forma losses before losses related to minority interests of $840,897, $7,069,252 and $1,532,234 in the first quarter of 1997 and in 1996 and
1995, respectively. The Constituent Corporations had combined accumulated deficits of $6,906,088 and $6,228,831, at March 31, 1997 and December 31, 1996,
respectively. UCB expects
that the Constituent Corporations will continue to experience operating losses on a combined basis until utilization rates at the brewing facilities increase so as to reduce unit costs to cover operating expenses. Although UCB intends to increase utilization rates through increased sales of the Constituent Corporations' products and by providing contract brewing services to other brewers, there can be no assurance that either of these objectives can be achieved. UCB may also need to reduce its production capacity to increase utilization to acceptable levels. Any such action would require a write-off of some or all of the value of the eliminated assets. In addition, UCB believes that the lack of adequate operational, financial and management resources in the Constituent Corporations has led in part to increased costs and lower than anticipated sales. Specifically, the decision to enter into the Alliance and the Cooperative Brewing Agreements among the Constituent Corporations to expand the distribution of Nor'Wester beer outside its principal Pacific Northwest market proved costly. While the Constituent Corporations believed that the decision would result in increased sales and production efficiencies, it instead led to significant problems and reduced sales as Alliance members struggled to produce Nor'Wester beer to specification and introduce the beer into new markets. Further, the Constituent Corporations' inability to retain highly qualified management personnel resulted in increased costs as the the Constituent Corporations found it necessary to rely on the services of external consultants. In addition, the Constituent Corporations' experienced increased costs and lower than anticipated sales due to their inability to (i) timely anticipate demand for their products in new markets as well as fluctuations in demand in existing markets, (ii) establish reasonable budgets and effectively manage performance against budget and (iii) fully realize the advantages of centralized purchasing or engage in aggressive bidding for vendor and supplier services. UCB believes it has identified these problems and begun to implement plans to address them by terminating cooperative brewing among Alliance members, hiring experienced production, sales and financial management personnel and through establishing bidding and spending policies, forecasting procedures and management information and financial reporting systems. There can be no assurance that such plans will effectively reduce losses and ultimately establish profitability. Furthermore, there can be no assurance that the Constituent Corporations as a whole will be successful and operate on a profitable basis. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Results of Operations" for each of the Constituent Corporations.

FAILURE TO REALIZE ANTICIPATED ECONOMIES OF SCALE

    The Consolidation involves the integration of the business operations of Nor'Wester, WVI, Aviator, Bayhawk and Mile High. Among the factors considered by the UCB Board and the Boards of the Constituent Corporations in connection with their approval of the Merger Agreement were the opportunities for operating efficiencies that they expect will ultimately result from the Consolidation. Although UCB believes that through the Consolidation it can leverage its buying power and distribution network so as to reduce costs, there can be no assurance that such strategy will be successful or that the benefits expected from such integration will be realized.

ACQUISITION RISKS

    UCB expects that in addition to internal development, it will continue to seek to expand its presence in the craft brewing industry in part through acquisitions or strategic alliances with other craft brewers operating in selected geographic markets. UCB's strategy is to acquire other craft brewers whose products are complementary to the Constituent Corporations' products and who are located in certain strategic markets with the objective that the operations of these entities can be consolidated with existing operations resulting in reduced costs and increased market share. See "United Craft Brewers, Inc." There can be no assurance that UCB will be successful in identifying, acquiring and integrating other craft brewers. Acquisitions involve a number of special risks, including the diversion of management's attention, the assimilation of the operations and personnel of the acquired companies, the incorporation of acquired products into existing product lines, adverse short-term effects on reported operating results, the amortization of acquired intangible assets, the loss of key employees of the acquired company or business and the difficulty of presenting a unified corporate image. No assurance can be given that any acquisition by UCB will or will not occur, that if an acquisition does occur it will not materially and adversely effect UCB or that any such acquisition will be successful in enhancing UCB's business. In addition, there can be no assurance that UCB will be able to maintain and develop a system of business management to support future growth. If the operations of the acquired company do not meet expectations, UCB may be required to restructure the acquired business or write-off the value of some or all of the assets of the acquired business. In addition, future acquisitions may result in potentially dilutive issuances of equity securities and the incurrence of additional debt by UCB. Further, newly acquired craft breweries may not have been financially successful under prior management, and there is no assurance that UCB will be able to improve the performance of such breweries to make them profitable. See "United Craft Brewers, Inc.--Recent Developments" for a discussion of the status of UCB's acquisition strategy.

CAPITAL REQUIREMENTS

    To finance ongoing operations and successfully implement its strategy, UCB will need to raise capital through the incurrence of long-term or short-term indebtedness (which would result in increased interest and amortization expense) or the issuance of equity securities in private or public transactions (which would result in dilution of the equity positions of then-current UCB shareholders). Currently, the Constituent Corporations are highly dependent upon the receipt of bridge loans from UBA to fund their working capital requirements. In addition, the Constituent Corporations are past due on a number of their accounts payables and it is estimated that there will be approximately $1.3 million in fees and expenses incurred in connection with the Consolidation. Nor'Wester's bank is currently seeking repayment on Nor'Wester's line of credit within 10 days of the closing of the Investment and is seeking to shorten the maturity of the term loan to September 30, 1997. Also, UCB's consolidation and growth strategies require substantial capital investment, not only for the acquisition of craft breweries, but also for the effective integration, operation and expansion of brewing production capacity and operations, information systems maintenance and improvements, and the retirement of existing debt at acquired craft breweries. Management of UCB believes that, because of the cash requirements set forth above, the bridge loans and investment by UBA will not be adequate to satisfy UCB's cash needs going forward and additional financing will need to be obtained. There can be no assurance that acceptable financing for current and future capital requirements can be obtained. The failure of UCB to obtain acceptable financing could have a material adverse impact on UCB's business, financial condition and results of operations.

MERGER EXPENSES AND CONSOLIDATION CHARGES

    Transaction costs relating to the negotiation of, preparation for and consummation of the Consolidation and investment by UBA, together with charges associated with the integration of the businesses and operations of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, are expected to result in a one-time charge to UCB's earnings in the quarter ending September 30, 1997. The management of UCB currently estimates that this charge will be $1.4 million, before taxes, although such amount may be increased by unanticipated additional expenses and charges incurred in connection with the Consolidation. See "UCB Pro Forma Combined Selected Financial Information." This estimated charge is expected to include $55,000 in severance and employee relocation expenses; $770,000 in professional fees and expenses of investment bankers, legal counsel and accountants for the Constituent Corporations; $365,000 in fees and expenses of legal counsel for UCB; $166,000 in printing, mailing and other miscellaneous costs; and $55,000 in contractual obligations and other related restructuring activities incurred to eliminate duplicate management information systems, facilities and operations and excess capacity in the combined operations. While the exact timing of this charge cannot be determined at this time, management of UCB currently anticipates that this charge to earnings will be recorded primarily in the quarter in which the Consolidation is consummated. In addition, there can be no assurance that UCB will not incur additional charges in subsequent quarters as a result of the Consolidation.

TAX RISKS

    The transactions composing the Consolidation have been structured so as to qualify under Section 351(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and as reorganizations under Section 368(a) of the Code. Assuming the transactions qualify under one or both of these provisions, no gain or loss will be recognized by the Constituent Corporations or by their shareholders on the exchange of stock in a Constituent Corporation for shares of UCB. However, no ruling from the Internal Revenue Service ("IRS") nor opinion of counsel has been obtained, and there can be no assurance that the IRS will agree. In addition, even if the transactions so qualify, the IRS could contend that shareholders of the Constituent Corporations must recognize income as a result of Mr. Bernau's transfer of UCB shares to UCB and UBA in connection with the Consolidation. Shareholders of the Constituent Corporations should consult their own tax advisors concerning the federal, state and local tax consequences to them of the Consolidation. See "Certain Federal Income Tax Considerations."

RISKS RELATING TO FAILURE TO APPROVE THE MERGER AGREEMENT AND CONSOLIDATION

    The Constituent Corporations have incurred and are expected to further incur substantial costs, in an aggregate amount estimated to be approximately $1.3 million in connection with the analysis, planning, documentation, negotiation and approval process related to the Consolidation and Investment. In the event the shareholders of each of the Constituent Corporations do not approve the proposed Consolidation, a large portion of such costs will be shared pro rata by the companies according to the respective interests which they would have received in UCB had the Consolidation occurred.

    In addition, if the shareholders of the Constituent Corporations do not approve the Consolidation, then no further advances will be made by UBA under the Bridge Loan, Nor'Wester will be forced to repay the entire principal and interest of the Bridge Loan within 60 days following disapproval of the Consolidation, all of the Constituent Corporations will be forced to seek operating funds from third parties and if unable to obtain such funds will be forced to cease their business operations. Since October 1996 through July 21, 1997, UBA has provided $2.537 million in advances under the $2.75 million Bridge Loan facility. Should Nor'Wester be forced to repay the Bridge Loan to UBA, each of the other Constituent Corporations will be required to pay Nor'Wester that portion of the Bridge Loan funds which was utilized by such company.

    Another risk of failure to approve the Merger Agreement and Consolidation is that the Constituent Corporations would remain in their current difficult financial condition, which include the circumstances that led the respective board of directors of each Constituent Corporation to recommend the Consolidation and the independent accountants to qualify their reports with respect to each Constituent Corporation as to such Constituent Corporation's ability to continue as a going concern. See "Reasons for the Consolidation; Recommendation of the Board of Directors," "Selected Financial Information" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" for each of the Constituent Corporations and "The Consolidation and Investment by UBA--Failure to Approve the Transaction."

DEPENDENCE UPON BRIDGE LOANS AND INVESTMENT FROM UNITED BREWERIES OF AMERICA,
  INC.

    The Constituent Corporations have been and continue to be highly dependent upon the receipt of bridge loans and investment funds from UBA to pay creditors and sustain the Constituent Corporations' operations during the expected periods of loss until profitability can be achieved. The receipt of additional advances under the credit facility and closing of the investment is subject to the Constituent Corporations' compliance with certain covenants and conditions set forth in the Investment Agreement and Credit Agreement, including the condition that no "material adverse effect" occurs in the businesses of the Constituent Corporations as a whole. See "Ancillary Agreements--UBA Bridge Loan Credit Agreement and Related Documents." While the Constituent Corporations are dependent upon the receipt of further bridge loans under the Credit Agreement and closing of the UBA investment, there can be no assurance that one or more of the Constituent Corporations will not violate one or more covenants in the Investment Agreement or that a closing condition will not be met. In addition, there can be no assurance that UBA will fund additional bridge loans or make the investment even if the Constituent Corporations perform and satisfy the covenants and conditions set forth in the Investment Agreement. Accordingly, there can be no assurance that the Constituent Corporations will receive further bridge loan amounts or that the Investment will ultimately close or will close on the terms set forth in the Investment Agreement, even if the Consolidation is approved.

AMOUNTS PAST DUE TO CONTRACTORS, SUPPLIERS AND EQUIPMENT VENDORS

    At March 31, 1997 the Constituent Corporations were past due on approximately $3.4 million of their accounts payable. The Constituent Corporations have communicated with their creditors and are negotiating acceptable payment terms to be funded primarily through the bridge loans and investment from UBA. If the Constituent Corporations do not have the cash needed to pay the amounts due and are not able to work out satisfactory alternative payment arrangements, these contractors, suppliers and vendors may seek to exercise their remedies, including the filing of liens against assets of one or more of the Constituent Corporations. As of the date of this Proxy Statement/Prospectus, management is aware of three creditors who have filed liens against North Country Joint Venture, LLC, to secure an aggregate of $414,103 owed to contractors and equipment suppliers of the Saratoga Springs Brewery. While UCB believes that at the closing of the investment by UBA adequate arrangements have been made to satisfy creditors owed past due amounts, there can be no assurance that this will be the case. If for any reason, UCB or the Constituent Corporations are unable to pay past due creditors and finance working capital requirements through the planned investment by UBA, alternative methods of financing would have to be obtained. No assurance can be given that alternative methods of financing would be available on terms acceptable to UCB or the Constituent Corporations, or at all. Having to develop alternative means of financing would likely slow development of the existing breweries and such alternative financing may be costly. The inability of UCB or the Constituent Corporations to obtain additional capital would adversely affect the Constituent Corporations' business and results of operations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" for each of the Constituent Corporations. Resolving the Constituent Corporations' payment obligations to its contractors, suppliers and vendors may distract management from its other duties, involve additional expense, and result in production delays which in turn could have a material adverse impact on UCB's business, financial condition, and results of operations.

RISKS OF DEBT AND DEFAULT ON BANK LOANS BY NOR'WESTER

    As of June 1, 1997, Nor'Wester had incurred approximately $5.1 million in debt to finance operations of its Portland Brewery and Saratoga Springs Brewery, including $2.1 million of bridge loans from UBA. The ratio of Nor'Wester's debt to equity as of March 31, 1997, is .57 to 1. See "Nor'Wester Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources." Loan and lease payments for Nor'Wester's facilities must be paid regardless of Nor'Wester's revenue. In addition, Nor'Wester is in default on its $1.0 million bank line of credit facility which was due on December 31, 1996 and is not in compliance with certain loan covenants relating to both its $1.0 million line of credit facility and $2.0 million term loan with the bank. These loans are secured by substantially all of Nor'Wester's assets, except the assets of the Saratoga Springs Brewery. The bank has notified Nor'Wester that the $2.0 million term loan will become due and payable immediately unless an acceptable amendment to the bank's loan agreements is executed. Nor'Wester is involved in discussions with the bank in order to (i) extend the $1.0 million line of credit facility to mature on the earlier of September 30, 1997, or 10 days following closing of the Investment, (ii) renew the term loan and (iii) waive the loan covenants associated with these loans so long as the Constituent Corporations remain in compliance with all terms of the Investment Agreement and achieve reasonable progress toward closing the Investment. However, final approval of the amendment to the bank's loan agreements has not yet been received. If final approval is not received or if received but the Constituent Corporations subsequently violate the terms of the amendment, then Nor'Wester would be in default of its loans which could lead to foreclosure and sale of all or an important part of its assets. Such an event would have a material adverse impact on Nor'Wester's business, financial condition, and results of operations.

MATURING MARKETS

    Most of the Constituent Corporations' 1996 sales were in the states of Washington and Oregon. Nor'Wester and Aviator Ales believe that craft beer sales in 1996 accounted for approximately 12 percent of total beer sales in those states, compared to approximately 2 percent nationwide. Craft beer sales in the states of Washington and Oregon increased by 30 percent from 1994 to 1995, but have been estimated by UCB to have increased at a much slower pace from 1995 to 1996. No assurance can be given that the sales increases in the market will continue or even be maintained. UCB anticipates that as the craft beer market matures, craft brewers may begin more aggressive pricing as a means of maintaining market share, which could adversely affect the Constituent Corporations' margins.

VARIABILITY OF MARGINS AND OPERATING RESULTS

    UCB anticipates that the operating margins of the Constituent Corporations will fluctuate and may decline as a result of many factors, including (i) disproportionately high operating costs when one or more of the Constituent Corporations' breweries are producing below maximum designed production capacity, which typically occurs upon commencing operations at a new facility such as the Saratoga Springs Brewery, (ii) increasing sales and marketing costs as a Constituent Corporation seeks to penetrate new markets and Nor'Wester regains market share lost in the Pacific Northwest market, (iii) changes in product sales mix, including, for example, beers which contain costly fruit concentrates, or beer requiring longer conditioning time, or an increase in the percentage of sales derived from 12 ounce bottles, which have a much lower gross margin than 22 ounce bottles or kegs; (iv) increased shipping costs, including where products must be shipped a substantial distance to supply a particular market; (v) further decreases in a Constituent Corporation's market share due to increased competition, and (vi) the possible need to lower prices for a Constituent Corporation's products to meet competition. Many other factors could cause the Constituent Corporations' profit margins to decline, including, declining sales prices due to increasing competition, possible increases in the cost of packaging materials and brewing ingredients, potential increases in federal or state excise taxes and the impact of an increasing average federal excise tax rate as production levels increase. In addition, the Constituent Corporations have historically operated with little or no sales backlog, and their ability to predict sales for an upcoming quarter is limited. Significant fluctuations in the Constituent Corporations' quarterly results of operations may also result from the timing of expansion into new markets, new product introductions, seasonality of demand, increased competition and general economic conditions.

CONFLICTS OF INTEREST

    Although the Constituent Corporations are not under common control, certain relationships between the Constituent Corporations could result in conflicts of interest. Due to the relationships between and among UCB and the Constituent Corporations both contractually and as a result of Mr. Bernau's common ownership interests in, and management positions with, these companies, conflicts of interest exist. In addition, upon consummation of the Consolidation Mr. Bernau will enter into an employment agreement with UCB, will receive repayment of a loan to Nor'Wester and UCB will agree to use its best efforts to have Mr. Bernau released as a personal guarantor on certain obligations of the Constituent Corporations. Because of Mr. Bernau's interest in these companies and the contracts he will enter into with UCB, he has an inherent conflict of interest in negotiating the terms of any contractual arrangements between the companies, including those relating to the Consolidation and investment by UBA. All agreements relating to the Consolidation and Investment have been approved by a majority of the disinterested members of each of the Constituent Corporations' Board of Directors, except for Mile High for which Mr. Bernau is the sole director. In addition, the financial advisor to WVI in the Consolidation is a significant shareholder of Nor'Wester. See "Interests of Certain Persons in the Consolidation."

INCREASING COMPETITION

    The domestic market in which the Constituent Corporations compete is highly competitive due to the continuing proliferation of new craft brewers, efforts by regional craft brewers to expand their production capabilities and distribution, the introduction of fuller-flavored products by certain major national brewers, and underutilized domestic brewing capacity, which facilitates expansion by existing contract brewers and the entry of new contract brewers. Although it is difficult to predict, UCB anticipates that intensifying competition and increased capacity in the craft beer segment may cause pressure on the Constituent Corporations to reduce their prices in certain areas. In addition, the larger national brewers have developed or are developing beer styles and brands to compete directly with craft beers. These national competitors and many of the Constituent Corporations' other craft beer competitors have significant advantages such as lower production costs, larger marketing budgets, greater financial and other resources and more developed and extensive distribution networks than the Constituent Corporations. There can be no assurance that the Constituent Corporations will be able to maintain their selling prices, shelf space or tap handles in existing markets or their selling prices as they enter new markets.

DEPENDENCE ON THIRD-PARTY DISTRIBUTORS

    Like most craft brewers, the Constituent Corporations rely heavily on third party distributors for the sale of their products to retailers. The loss of a significant distributor could have a material adverse effect on the Constituent Corporations' business, financial condition and results of operations. The Constituent Corporations' distributors often represent competing specialty beer brands, as well as national beer brands, and are to varying degrees influenced by their continued business relationships with other brewers. The Constituent Corporations' independent distributors may be influenced by a large brewer if they rely on that brewer for a significant portion of their sales. While UCB believes that the relationships between the Constituent Corporations and their distributors are generally good, many of these relationships are relatively new and untested and there can be no assurance that the Constituent Corporations' distributors will continue to effectively market and distribute the Constituent Corporations' beer. The loss of any distributor or the inability to replace a poorly performing distributor in a timely fashion could have a material adverse effect on the business, financial condition and results of operations of one or more of the Constituent Corporations. Furthermore, no assurance can be given that the Constituent Corporations will successfully attract new distributors as they increase their presence in their existing markets or expand into new markets. In addition, one of the Constituent Corporations' major competitors, Redhook Ale Brewery ("Redhook"), established a distribution alliance with Anheuser-Busch, Incorporated in October 1994. Anheuser-Busch is Redhook's single largest shareholder owning an interest of approximately 25%. This alliance purports to give Redhook access to Anheuser-Busch's domestic network of over 700 wholesale distributors. Many of the Constituent Corporations' distributors are part of Anheuser-Busch's network of distributors. UCB is unable to predict whether the Anheuser-Busch/Redhook alliance represents a market trend and no assurance can be given that this or other such arrangements may not have a material adverse effect on the business, financial condition and results of operations of the Constituent Corporations and UCB or result in a distributor's refusal to carry the Constituent Corporations' products.

DEPENDENCE ON CERTAIN SUPPLIERS

    Each of the Constituent Corporations relies upon a limited number of suppliers of raw materials used to make and package the respective Constituent Corporation's beer. Although to date each Constituent Corporation has been able to obtain adequate supplies of these ingredients and other raw materials in a timely manner from existing sources, if a particular Constituent Corporation were unable to obtain sufficient quantities of ingredients or other raw materials, delays or reductions in product shipments could occur which would have a material adverse effect on the business, financial condition and results of operations of the Constituent Corporations and UCB. As with most agricultural products, the supply and price of raw materials used to produce the Constituent Corporations' beers can be affected by a number of factors beyond the Constituent Corporations' control, such as frosts, droughts, other weather conditions, economic factors affecting growing decisions, various plant diseases and pests. If any of the foregoing were to occur, no assurance can be given that such condition would not have a material adverse effect on the business, financial condition and results of operations of the Constituent Corporations and UCB. In addition, the results of operations of the Constituent Corporations and UCB are dependent upon their ability to accurately forecast their requirements of raw materials. Any failure by a Constituent Corporation or UCB to accurately forecast its demand for raw materials could result in an inability to meet higher than anticipated demand for product or producing excess inventory, either of which may adversely affect results of operations of the Constituent Corporations and UCB.

DEPENDENCE ON KEY PERSONNEL

    Management of UCB's business is substantially dependent on the services of Vijay Mallya, UCB's Chairman and Chief Executive Officer, and of James W. Bernau, UCB's President, and other key management employees. Loss of the services of Mr. Mallya or Mr. Bernau or any other key management employee could have a material adverse effect on UCB's business, financial condition and results of operations. UCB does not maintain a key man life insurance policy on Mr. Mallya, but does maintain such a policy on Mr. Bernau.

OPERATING HAZARDS

    The Constituent Corporations' operations are subject to certain hazards and liability risks faced by all brewers, such as potential contamination of ingredients or products by bacteria or other external agents that may be wrongfully or accidentally introduced into products or packaging. The Constituent Corporations' products are not pasteurized. While the Constituent Corporations have never experienced a contamination problem in their products, the occurrence of such a problem could result in a costly product recall and serious damage to the reputation of the Constituent Corporations and UCB for product quality. The Constituent Corporations' operations also subject employees and others to certain injury and liability risks normally associated with the operation and possible malfunction of brewing and other equipment. Although the Constituent Corporations maintain insurance against certain risks under various general liability and product liability insurance policies, no assurance can be given that the Constituent Corporations' insurance will be adequate to fully cover any incidents of product contamination or injuries resulting from brewery operations.

PUBLIC ATTITUDES

    The alcoholic beverage industry has become the subject of considerable societal and political attention in recent years due to increasing public concern over alcohol-related social problems including drunk driving, underage drinking and health consequences from the misuse of alcohol, including alcoholism. As an outgrowth of these concerns, the possibility exists that advertising by beer producers would be restricted, that additional cautionary labeling or packaging requirements might be imposed or that there may be renewed efforts to impose increased excise or other taxes on beer sold in the United States. No assurance can be given that any decrease in beer consumption, particularly in the craft beer segment, or increase in governmental regulations relating to the domestic beer industry would not have a material adverse effect on the business, financial condition and results of operations of the Constituent Corporations and UCB.

DRAM SHOP LIABILITY

    The serving of alcoholic beverages to a person known to be intoxicated may, under certain circumstances, result in the server being held liable to third parties for injuries caused by the intoxicated customer. Nor'Wester serves beer and wine to its customers at its pub located adjacent to the Nor'Wester

Brewery in Portland, Oregon (the "Nor'Wester Public House"). In addition, the Constituent Corporations sell beer and wine for take out at their respective breweries. If an intoxicated person is served or sold beer or wine and subsequently commits a tort such as causing an automobile accident, the Constituent Corporation which served or sold the beer or wine may be held liable for damages to the injured persons or property. Each of the Constituent Corporations has obtained host liquor liability insurance coverage and will continue such coverage if available at a reasonable cost. Even though such coverage is now available at a reasonable cost, no assurance can be given that future increases in premiums will not make it prohibitive to maintain adequate insurance coverage. Furthermore, a large damage award against a Constituent Corporation, not adequately covered by insurance, could have a material adverse effect on the business, financial condition and results of operations of the Constituent Corporations and UCB.

GOVERNMENT REGULATION; TAXATION

    The manufacture and sale of alcoholic beverages is a business that is highly regulated and taxed at the federal, state and local levels. The Constituent Corporations' operations may be subject to more restrictive regulations and increased taxation by federal, state and local governmental agencies than are those of non-alcohol related businesses. For instance, operation of each of the Constituent Corporations' breweries and the Nor'Wester Public House requires various federal, state and local licenses, permits and approvals. The loss or revocation of any existing licenses, permits or approvals, failure to obtain any additional or new licenses, permits or approvals or the failure to obtain approval for the transfer of any existing permits or licenses could have a material adverse effect on the ability of the respective Constituent Corporation to conduct its business. Certain states have laws restricting or forbidding a combined pub and brewery. Furthermore, U.S. Treasury Department, Bureau of Alcohol, Tobacco and Firearms ("BATF") regulations prohibit, among other things, the payment of beer slotting allowances to retailers. These regulations have the effect of preventing competitors with greater financial resources from excluding smaller brewers from retailers. Any repeal or substantial modification of these regulations could have a material adverse effect on the business, financial condition and results of operations of the Constituent Corporations and UCB. Federal and state "tied-house" laws and regulations prevent or restrict, to varying degrees, ownership or partial ownership by brewers of beer retailers. If these laws or regulations were repealed or substantially modified, there would likely be a material adverse effect on the business, financial condition and results of operations of the Constituent Corporations and UCB. In addition, if federal or state excise taxes are increased, product prices may have to be raised to maintain present profit margins. UCB does not believe that a price increase due to increased taxes will necessarily result in reduced unit sales, but the actual effect will depend on the amount of any increase, general economic conditions and other factors. However, there can be no assurance that higher taxes will not reduce overall demand for beer, thus negatively impacting sales of the Constituent Corporations' products.

CONTROL BY STOCKHOLDERS

    Immediately after consummation of the Consolidation and the transactions contemplated by the Investment Agreement, UBA will beneficially own approximately 40% of the outstanding UCB Common Stock and James W. Bernau, the President of UCB, will beneficially own approximately 10% of the outstanding UCB Common Stock. As a result, UBA will retain substantial power to elect all of the directors of UCB and, in general, to determine the outcome of any matter submitted to a vote of UCB's stockholders for approval, including mergers, consolidations or the sale of all or substantially all of UCB's assets. Due to their significant ownership positions, UBA and Mr. Bernau may be able, in concert with each other, to prevent or cause a change in control of UCB.

UNCERTAINTY OF MARKET VALUE OF UCB COMMON STOCK

    Upon consummation of the Consolidation, each outstanding share of the Constituent Corporations' Common Stock will be converted into a fraction of a share of UCB Common Stock as determined pursuant to the exchange ratios set forth herein. There can be no assurance that the value of the UCB Common

Stock received in the Consolidation by holders of Common Stock of the Constituent Corporations will be equal to or greater than the market value of the respective shares of each Constituent Corporation that are converted into UCB Common Stock at the Effective Time or at any time thereafter.

TRADING MARKET FOR UCB COMMON STOCK; POSSIBLE VOLATILITY OF UCB COMMON STOCK
  PRICE

    Prior to consummation of the Consolidation, there has been no public trading market for the Common Stock of UCB. The Common Stock of Nor'Wester has been listed on the Nasdaq National Market and the Common Stock of each of WVI, Aviator, Bayhawk and Mile High have traded only on an informal basis. Although UCB intends to apply for listing of its Common Stock on The Nasdaq SmallCap Market effective on or before the Effective Time, there can be no assurance that approval for such listing will be received or, if received, that UCB Common Stock will continue to be listed on The Nasdaq SmallCap Market in the future. Stockholders of Nor'Wester may experience adverse effects on the liquidity of their shares of Nor'Wester Common Stock because they will now hold shares of UCB Common Stock traded on The Nasdaq SmallCap Market instead of the Nasdaq National Market.

    The Exchange Ratios were determined by negotiations among UBA, Nor'Wester, WVI, Aviator, Bayhawk and Mile High, and may not be indicative of the market price for UCB's Common Stock in the future. There can be no assurance that an active trading market for UCB Common Stock will be sustained after the Consolidation. The market price for Nor'Wester's Common Stock has fluctuated significantly in the past. UCB believes that such fluctuations have been caused by poor operating performance and changes in the condition of the craft beer industry due to increased competition. This volatility has had a substantial effect on the market price of Nor'Wester's Common Stock and the stock of other craft brewing companies. UCB anticipates that the market price for its Common Stock may be volatile following the Consolidation. In addition, the number of shares of UCB Common Stock issuable in connection with the Consolidation is fixed and will not be adjusted based on changes in the relative trading price of Nor'Wester or based on the performance of the other Constituent Corporations. The trading price of Nor'Wester Common Stock at the Effective Time may vary from the trading price of Nor'Wester Common Stock as of the date hereof as a result of changes in the business, operations, financial results and prospects of Nor'Wester, market assessments of the likelihood that the Consolidation will be consummated and the timing thereof, general market and economic conditions, and other factors.

EFFECT OF CERTAIN ANTI-TAKEOVER PROVISIONS; POTENTIAL ISSUANCE OF PREFERRED
  STOCK

    Certain provisions of the UCB Certificate of Incorporation, the UCB Bylaws and Delaware law could, together or separately, discourage potential acquisition proposals, delay or prevent a change in control of UCB and limit the price that certain investors might pay in the future for shares of UCB Common Stock. These provisions include a staggered board of directors, the inability of the stockholders to call special meetings, advance notice provisions and authority of the UCB Board to authorize the issuance, without further shareholder approval, of Preferred Stock with rights and privileges senior to UCB Common Stock. UCB also is subject to Section 203 of the General Corporation Law of the State of Delaware ("DGCL"), which, subject to certain exceptions, prohibits a Delaware corporation from engaging in any of a broad range of business combinations with any "interested stockholder" for a period of three years following the date that such stockholder became an interested stockholder. These provisions may have the effect of lengthening the time required for a person to acquire control of UCB through a proxy contest or the election of a majority of the Board of Directors of UCB and may deter efforts to obtain control of UCB.

    UCB is authorized to issue up to 2,000,000 shares of Preferred Stock, and the UCB Board of Directors may fix the preferences, limitations and relative rights of those shares without any vote or action by the shareholders. The potential issuance of Preferred Stock may delay, deter or prevent a change in control of UCB, may discourage bids for UCB Common Stock at a premium over the market price of UCB Common Stock and may adversely affect the market price of, and the voting and other rights of the holders of, UCB Common Stock. UCB has no plans to issue shares of Preferred Stock. See "UCB Description of Capital Stock--Preferred Stock" and "--Delaware Business Combination Statute."

ABSENCE OF DIVIDENDS

    UCB has not declared or paid cash dividends on its Common Stock. Further, UCB does not anticipate paying cash dividends with respect to the Common Stock in the foreseeable future.

                              THE ANNUAL MEETINGS

TIME, PLACE AND DATE OF THE ANNUAL MEETINGS

    NOR'WESTER

    The Nor'Wester Annual Meeting will be held at 9:00 a.m., local time, on August 25, 1997, at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

    WVI

    The WVI Annual Meeting will be held at 11:00 a.m., local time, on August 25, 1997, at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

    AVIATOR

    The Aviator Annual Meeting will be held at 1:00 p.m., local time, on August 25, 1997, at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

    BAYHAWK

    The Bayhawk Annual Meeting will be held at 2:00 p.m., local time, on August 25, 1997, at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

    MILE HIGH

    The Mile High Annual Meeting will be held at 3:00 p.m., local time, on August 25, 1997, at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon.

PURPOSES OF THE ANNUAL MEETINGS

    At the Annual Meetings, the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High will consider and vote upon a proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Mergers or the Consolidation. A copy of the Merger Agreement is attached to this Proxy Statement/Prospectus as Annex B and is incorporated herein by reference. If the Consolidation is approved and consummated, each share of Nor'Wester Common Stock, each share of WVI Common Stock, each share of Aviator Common Stock, each share of Bayhawk Common Stock and each share of Mile High Common Stock outstanding at the effective time of the Consolidation (other than shares of Aviator Common Stock, Bayhawk Common Stock and Mile High Common Stock owned by WVI) will be converted into the right to receive 0.3333333, 0.0785714, 0.0523809, 0.0785714, and 0.0523809 shares, respectively, of UCB
Common Stock. Furthermore, if the Consolidation is approved, all of the shares of WVI Common Stock owned by WVI's founders, James W. Bernau and James F. Hensel, prior to the Consolidation will be released from an escrow agreement with the Department of Consumer and Business Affairs of the State of Oregon and all of the shares of Aviator Common Stock, Bayhawk Common Stock and Mile High Common Stock held by WVI will be cancelled. In addition, the stockholders will elect directors of Nor'Wester, WVI, Aviator, Bayhawk and Mile High until the next annual meeting of stockholders of each respective company or until their successors are elected and qualified, and ratify the appointment of independent public accountants for Nor'Wester, WVI, Aviator, Bayhawk and Mile High for the fiscal year ending December 31, 1997. If the Consolidation is approved and is consummated, however, the persons elected to serve as directors of Nor'Wester, WVI, Aviator, Bayhawk and Mile High will serve the respective companies only until the Effective Time of the Consolidation.

RECORD DATE; VOTING RIGHTS

    NOR'WESTER

    Stockholders of record at the close of business on July 21, 1997 (the "Record Date") will be entitled to notice of and to vote at the Nor'Wester Annual Meeting and at any adjournment or postponement thereof. There were issued and outstanding 3,711,079 shares of Nor'Wester Common Stock as of the Record Date, held by approximately 4,383 stockholders of record.

    Under the Oregon Business Corporation Act ("OBCA"), the adoption and approval of the Merger Agreement by the stockholders requires the affirmative vote of the holders of at least a majority of the outstanding shares of Nor'Wester Common Stock. In determining whether the approval of the Merger Agreement has received the requisite number of affirmative votes, abstentions, broker non-votes and shares not represented at the Annual Meeting will have the same effect as a vote against any such proposal. As of the Record Date, 922,828 shares of Nor'Wester Common Stock (approximately 24.9% of the shares outstanding as of the Record Date) were outstanding and entitled to be voted by the directors and officers, and their affiliates, of Nor'Wester.

    The principal stockholders of Nor'Wester, James W. Bernau, Black and certain officers and directors of Black, have entered into a Stockholder's Agreement pursuant to which Mr. Bernau and Black and certain officers and directors of Black have agreed to vote their Nor'Wester Common Stock in favor of the Merger. See "Ancillary Agreements--Stockholder's Agreement." Mr. Bernau beneficially owned as of the Record Date an aggregate of 910,618 shares of Nor'Wester Common Stock, constituting approximately 24.5% of the shares of Nor'Wester Common Stock outstanding on the Record Date. Black and certain officers and directors of Black have agreed to vote 541,874 of the shares beneficially owned, by them or which they had the power to vote, as of the Record Date, constituting approximately 14.6% of the shares of Nor'Wester Common Stock outstanding on the Record Date.

    A majority of the shares of Nor'Wester Common Stock entitled to vote at the Nor'Wester Annual Meeting is required to ratify the selection of the independent public accountants, and the five candidates for director receiving the highest number of affirmative votes cast at the Nor'Wester Annual Meeting will be elected as directors of Nor'Wester. Holders of a majority of the shares entitled to vote at the Nor'Wester Annual Meeting, represented in person or by proxy, will constitute a quorum. Each holder will be entitled to cast one vote for each share of Nor'Wester Common Stock held.

    WVI

    Stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the WVI Annual Meeting and at any adjournment or postponement thereof. There were issued and outstanding 4,860,966 shares of WVI Common Stock as of the Record Date, held by approximately 1,923 stockholders of record.

    Under Oregon law, the adoption and approval of the Merger Agreement by the stockholders requires the affirmative vote of the holders of at least a majority of the outstanding shares of WVI Common Stock. In determining whether the approval of the Merger Agreement has received the requisite number of affirmative votes, abstentions, broker non-votes and shares not represented at the Annual Meeting will have the same effect as a vote against any such proposal. As of the Record Date, 3,042,494 shares of WVI Common Stock (approximately 62.6% of the shares outstanding as of the Record Date) were outstanding and entitled to be voted by the directors and officers, and their affiliates, of WVI.

    The principal stockholder of WVI, James W. Bernau, the Chairman of the Board and President of WVI, has entered into a Stockholder's Agreement pursuant to which Mr. Bernau has agreed to vote his WVI Common Stock in favor of the Merger. See "Ancillary Agreements--Stockholder's Agreement." Mr. Bernau beneficially owned as of the Record Date an aggregate of 3,018,444 shares of WVI Common Stock, constituting approximately 62.1% of the shares of WVI Common Stock outstanding on the Record Date. When these shares of WVI Common Stock are voted at the WVI Annual Meeting in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, the affirmative vote of additional shares of WVI Common Stock will not be required to so adopt and approve the Merger Agreement and the transactions contemplated thereby. However, the affirmative vote of a majority of the shares of WVI Common Stock not held by Mr. Bernau or James F. Hensel will be required to release the shares of WVI Common Stock held by Messrs. Bernau and Hensel which are subject to escrow or transfer restrictions. Failure to obtain the release of the shares from escrow or transfer restrictions will not prevent consummation of the Consolidation.

    A majority of the shares of WVI Common Stock entitled to vote at the WVI Annual Meeting is required to ratify the selection of the independent public accountants, and the six candidates for director receiving the highest number of affirmative votes cast at the WVI Annual Meeting will be elected as directors of WVI. Holders of a majority of the shares entitled to vote at the WVI Annual Meeting, represented in person or by proxy, will constitute a quorum. Each holder will be entitled to cast one vote for each share of WVI Common Stock held.

    Holders of WVI Common Stock will be entitled to dissenters' rights under Oregon law as a result of the Consolidation. See "Appraisal Rights--WVI Dissenters' Rights."

    AVIATOR

    Stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Aviator Annual Meeting and at any adjournment or postponement thereof. There were issued and outstanding 5,331,855 shares of Aviator Common Stock as of the Record Date, held by approximately 3,826 stockholders of record.

    Under the Delaware General Corporation Law ("DGCL"), the adoption and approval of the Merger Agreement by the stockholders requires the affirmative vote of the holders of at least a majority of the outstanding shares of Aviator Common Stock. In determining whether the approval of the Merger Agreement has received the requisite number of affirmative votes, abstentions, broker non-votes and shares not represented at the Annual Meeting will have the same effect as a vote against any such proposal. As of the Record Date, 2,720,034 shares of Aviator Common Stock (approximately 51.0% of the shares outstanding as of the Record Date) were outstanding and entitled to be voted by the directors and officers, and their affiliates, of Aviator.

    WVI is the principal stockholder of Aviator. The principal shareholder of WVI, James W. Bernau, the Chairman of the Board and President of Aviator, has entered into a Stockholder's Agreement pursuant to which Mr. Bernau has agreed to cause WVI to vote the shares of Aviator Common Stock held by WVI in favor of the Merger. See "Ancillary Agreements--Stockholder's Agreement." WVI beneficially owned as of the Record Date an aggregate of 2,715,584 shares of Aviator Common Stock, constituting approximately 50.9% of the shares of Aviator Common Stock outstanding on the Record Date. When these shares of Aviator Common Stock are voted at the Aviator Annual Meeting in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, the affirmative vote of additional shares of Aviator Common Stock will not be required to so adopt and approve the Merger Agreement and the transactions contemplated thereby.

    A majority of the shares of Aviator Common Stock entitled to vote at the Aviator Annual Meeting is required to ratify the selection of the independent public accountants, and the six candidates for director receiving the highest number of affirmative votes cast at the Aviator Annual Meeting will be elected as directors of Aviator. Holders of a majority of the shares entitled to vote at the Aviator Annual Meeting, represented in person or by proxy, will constitute a quorum. Each holder will be entitled to cast one vote for each share of Aviator Common Stock held.

    BAYHAWK

    Stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Bayhawk Annual Meeting and at any adjournment or postponement thereof. There were issued and outstanding 2,200,814 shares of Bayhawk Common Stock as of the Record Date, held by approximately 1,320 stockholders of record.

    Under Delaware Law, the adoption and approval of the Merger Agreement by the stockholders requires the affirmative vote of the holders of at least a majority of the outstanding shares of Bayhawk Common Stock. In determining whether the approval of the Merger Agreement has received the requisite number of affirmative votes, abstentions, broker non-votes and shares not represented at the Annual Meeting will have the same effect as a vote against any such proposal. As of the Record Date, 1,269,006 shares of Bayhawk Common Stock (approximately 57.7% of the shares outstanding as of the Record Date) were outstanding and entitled to be voted by the directors and officers, and their affiliates, of Bayhawk.

    WVI is the principal stockholder of Bayhawk. The principal shareholder of WVI, James W. Bernau, the Chairman of the Board and President of Bayhawk, has entered into a Stockholder's Agreement pursuant to which Mr. Bernau has agreed to cause WVI to vote the shares of Bayhawk Common Stock held by WVI in favor of the Merger. See "Ancillary Agreements--Stockholder's Agreement." WVI beneficially owned as of the Record Date an aggregate of 1,249,811 shares of Bayhawk Common Stock, constituting approximately 56.8% of the shares of Bayhawk Common Stock outstanding on the Record Date. When these shares of Bayhawk Common Stock are voted at the Bayhawk Annual Meeting in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, the affirmative vote of additional shares of Bayhawk Common Stock will not be required to so adopt and approve the Merger Agreement and the transactions contemplated thereby.

    A majority of the shares of Bayhawk Common Stock entitled to vote at the Bayhawk Annual Meeting is required to ratify the selection of the independent public accountants, and the seven candidates for director receiving the highest number of affirmative votes cast at the Bayhawk Annual Meeting will be elected as directors of Bayhawk. Holders of a majority of the shares entitled to vote at the Bayhawk Annual Meeting, represented in person or by proxy, will constitute a quorum. Each holder will be entitled to cast one vote for each share of Bayhawk Common Stock held.

    Holders of Bayhawk Common Stock will be entitled to appraisal rights under Delaware Law as a result of the Consolidation. See "Appraisal Rights--Bayhawk Appraisal Rights."

    MILE HIGH

    Stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Mile High Annual Meeting and at any adjournment or postponement thereof. There were issued and outstanding 4,693,787 shares of Mile High Common Stock as of the Record Date, held by approximately 2,704 stockholders of record.

    Under Delaware Law, the adoption and approval of the Merger Agreement by the stockholders requires the affirmative vote of the holders of at least a majority of the outstanding shares of Mile High Common Stock. In determining whether the approval of the Merger Agreement has received the requisite number of affirmative votes, abstentions, broker non-votes and shares not represented at the Annual Meeting will have the same effect as a vote against any such proposal. As of the Record Date, 2,391,985 shares of Mile High Common Stock (approximately 51.0% of the shares outstanding as of the Record Date) were outstanding and entitled to be voted by the directors and officers, and their affiliates, of Mile High.

    WVI is the principal stockholder of Mile High. The principal shareholder of WVI, James W. Bernau, the Chairman of the Board and President of Mile High, has entered into a Stockholder's Agreement pursuant to which Mr. Bernau has agreed to cause WVI to vote the shares of Mile High Common Stock held by WVI in favor of the Merger. See "Ancillary Agreements--Stockholder's Agreement." WVI beneficially owned as of the Record Date an aggregate of 2,391,985 shares of Mile High Common Stock, constituting approximately 51.0% of the shares of Mile High Common Stock outstanding on the Record Date. When these shares of Mile High Common Stock are voted at the Mile High Annual Meeting in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, the affirmative vote of additional shares of Mile High Common Stock will not be required to so adopt and approve the Merger Agreement and the transactions contemplated thereby.

    A majority of the shares of Mile High Common Stock entitled to vote at the Mile High Annual Meeting is required to ratify the selection of the independent public accountants, and the candidate for director receiving the highest number of affirmative votes cast at the Mile High Annual Meeting will be elected as the sole director of Mile High. Holders of a majority of the shares entitled to vote at the Mile High Annual Meeting, represented in person or by proxy, will constitute a quorum. Each holder will be entitled to cast one vote for each share of Mile High Common Stock held.

PROXIES; REVOCATION OF PROXIES

    Shares of Nor'Wester Common Stock, WVI Common Stock, Aviator Common Stock, Bayhawk Common Stock and Mile High Common Stock represented by properly executed and unrevoked proxies will be voted at the Nor'Wester Annual Meeting, WVI Annual Meeting, Aviator Annual Meeting, Bayhawk Annual Meeting and Mile High Annual Meeting, respectively, in accordance with the directions contained therein. If no direction is made in a properly executed and unrevoked proxy, the shares of Nor'Wester Common Stock, WVI Common Stock, Aviator Common Stock, Bayhawk Common Stock and Mile High Common Stock represented by such proxy will be voted FOR the adoption and approval of the Merger Agreement, and the transactions contemplated thereby, FOR the election of the respective nominees for director and FOR ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending December 31, 1997. Any Nor'Wester, WVI, Aviator, Bayhawk or Mile High stockholder is empowered to revoke a proxy at any time before its exercise. A proxy may be revoked by filing with the Secretary of the respective company a written revocation or a duly executed proxy bearing a later date. Any written notice revoking a proxy should be sent to: (i) in the case of Nor'Wester, Nor'Wester Brewing Company, Inc., 66 S.E. Morrison Street, Portland, Oregon 97214, Attention: Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Nor'Wester Annual Meeting; (ii) in the case of WVI, Willamette Valley, Inc. Microbreweries Across America, 66 S.E. Morrison Street, Portland, Oregon 97214, Attention: Secretary, or hand delivered to the Secretary at or before the taking of the vote at the WVI Annual Meeting;
(iii) in the case of Aviator, Aviator Ales, Inc., 66 S.E. Morrison Street, Portland, Oregon 97214, Attention: Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Aviator Annual Meeting; (iv) in the case of Bayhawk, Bayhawk Ales, Inc., 66 S.E. Morrison Street, Portland, Oregon 97214, Attention: Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Bayhawk Annual Meeting; or (v) in the case of Mile High, Mile High Brewing Company, 66 S.E. Morrison Street, Portland, Oregon 97214, Attention: Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Mile High Annual Meeting.

    Nor'Wester, WVI, Aviator, Bayhawk and Mile High will bear the costs of soliciting proxies from their respective stockholders. In addition to soliciting proxies by mail, directors, officers and employees of each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High may solicit proxies by telephone, by courier service, by telegram or in person. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for their out-of-pocket expenses incurred in connection therewith. Arrangements may also be made with banks, brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of common stock held of record by such persons, and upon request, Nor'Wester, WVI, Aviator, Bayhawk or Mile High will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith. In addition, Nor'Wester may engage the services of third parties to solicit proxies on behalf of Nor'Wester. Such third parties, if engaged, will receive a fee plus reasonable out-of-pocket expenses.

                           UNITED CRAFT BREWERS, INC.

    UCB was incorporated in Delaware in April 1997 as a wholly owned subsidiary of UBA for the purpose of effecting the Consolidation. UBA is a newly formed Delaware corporation whose Chairman is Vijay Mallya. UBA is owned by a foreign corporation, the shares of which are controlled by fiduciaries who may exercise discretion in Mr. Mallya's favor amongst others. Mr. Mallya is also the Chairman of The UB Group, an international group of companies that manufacture and sell, among other products, over 35 million cases of beer and spirits annually. Mr. Mallya together with members of his family holds a controlling interest in The UB Group. Prior to the Consolidation, UBA provided bridge loan financing in the amount of $2,750,000 to Nor'Wester, and Yashpal Singh, the Executive Vice President of Operations for UCB and a former employee of The UB Group, became Nor'Wester's Executive Vice President of

Operations in March 1997. See "The Consolidation and Investment by UBA--Background of the Consolidation and Investment by UBA--The UB Group." Upon consummation of the Consolidation and the Investment, UCB will be a holding company with wholly owned subsidiaries consisting of Nor'Wester, Aviator, Bayhawk and Mile High.

    UCB believes that significant opportunities exist in the craft brewing segment of the domestic beer industry. UCB expects there to be substantial consolidation within the industry as local craft breweries position themselves to compete for limited shelf space and brand recognition. UCB believes that by building a network of strategically located breweries, which produce locally styled craft beers sold under localized brand names, and using breweries operating at high utilization rates and a reduced cost structure, it can compete more successfully in the craft beer market than the individual Constituent Corporations. If the Consolidation is consummated and UBA's investment in UCB completed, UCB's immediate objective will be to consolidate the management and operations of the Constituent Corporations so as to improve internal financial and operational controls and leverage the increased buying power of the larger organization to achieve economies of scale in purchasing raw materials. UCB believes that it can achieve cost savings by eliminating redundant functions and centralizing management. Potential areas of cost savings include: (i) purchasing of supplies (brewing ingredients and packaging materials); (ii) marketing expenses (efficient use of marketing personnel and resources); (iii) business insurance (including host liquor and legal liquor liability, business and property liability and casualty insurance); (iv) employee insurance (health, life and disability); (v) consolidation of existing long and short-term debts; and (vi) elimination of the cost of maintaining five public companies. The Constituent Corporations incurred significant losses in 1996 for the reasons discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" for each of the Constituent Corporations. UCB believes it can improve operating performance by implementing its consolidation strategy. UCB intends to increase utilization of the brewing facilities by increasing product sales and providing contract brewing services for third parties, as well as brewing Kingfisher brand products for UBA in North America. UCB may also eliminate some of its brewing capacity to increase utilization levels. UCB believes that increased utilization of capacity could lower per unit costs and improve operating results. UCB has also identified weaknesses in operational, management and financial resources within the Constituent Corporations and believes that these weaknesses have begun to be corrected by changes in personnel and implementation of new policies, procedures and reporting systems. Lastly, UCB intends to acquire other breweries in strategic markets in order to continue to consolidate operations in a manner which reduces costs and increases market share. UCB will consider all acquisition possibilities, including ones with related entities of UCB or its affiliates, and examine them in the context of whether they are fair to UCB and its shareholders.

RECENT DEVELOPMENTS

    As part of this strategy, The UB Group entered into a Letter of Intent on May 2, 1997, with Mendocino Brewing Company, Inc. ("Mendocino") for a possible transaction involving an initial investment by The UB Group in Mendocino followed by the merger of Mendocino with a subsidiary of UCB. In addition, The UB Group entered into a Letter of Intent on May 2, 1997 with the Humboldt Brewing Company ("Humboldt") for a possible transaction involving the merger of Humboldt with a subsidiary of UCB. Although no definitive agreements have been signed, The UB Group continues to be in discussions with Mendocino and Humboldt and is currently conducting its due diligence investigations.

    Mendocino is a Northern California craft brewer which sold 17,000 barrels of beer in 1996, generating approximately $4 million of total sales revenue. Humboldt is a Northern California craft brewer which sold approximately 18,000 barrels of beer in 1996, generating approximately $3 million of total sales revenue.

    Completion of these proposed transactions is subject to satisfactory completion of due diligence investigations and the negotiation and execution of definitive agreements, as well as approval by the respective Boards of Directors and shareholders, as well as other customary conditions. There can be no assurance that such conditions will be met.

    In addition, as part of its strategy UCB will continue to pursue acquisition possibilities with other craft brewers. In particular, UCB has held discussions with two other craft brewers about possible acquisitions. These craft brewers are about the same size as or smaller than Humboldt. However, except as set forth above, with respect to Mendocino and Humboldt, there are no letters of intent, agreements or understandings regarding any possible acquisitions.

    Shares of UCB Common Stock issued in any proposed transaction would dilute the UCB stock ownership positions of the Constituent Corporations' stockholders. Completion of the proposed transactions is not subject to approval by the Constituent Corporations' stockholders.

                    THE CONSOLIDATION AND INVESTMENT BY UBA

GENERAL

    The following is a brief summary of certain aspects of the Consolidation and Investment. This summary does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement and the Merger Agreement, copies of which are attached to this Proxy Statement/Prospectus as Annexes A and B, respectively, and are incorporated herein by reference.

BACKGROUND OF THE CONSOLIDATION AND INVESTMENT BY UBA

    CONDITION OF NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH. In January 1996, Nor'Wester, WVI, Aviator, Bayhawk and Mile High jointly established a strategic alliance to develop a national market for Nor'Wester's beer and utilize excess brewing capacity at Aviator, Bayhawk and Mile High. The national roll-out of Nor'Wester products did not achieve projected levels of sales. Problems with the cooperative brewing arrangement between Nor'Wester and its affiliates, Aviator and Mile High, resulted in product write downs that adversely affected the profitability of each of these companies.

    Throughout 1996, competition in the craft brewing industry intensified, especially in the Northwestern United States, the primary market for Nor'Wester and Aviator products. The entry of bottled products of a major competitor seriously eroded the market share for Nor'Wester's bottled products in the Northwest.

    At the same time, Nor'Wester and North Country Brewing Company, a subsidiary of WVI, were engaged in a joint venture to construct and operate a brewery in Saratoga Springs, New York. Nor'Wester was required to make a significantly greater investment in the construction and start-up of the Saratoga Springs Brewery due to the inability of North Country Brewing Company to make its $2.55 million capital contribution to the joint venture and the joint venture's inability to obtain planned debt financing. The failure of Nor'Wester to meet projected growth in sales due to intense competition in its home markets and a general failure of its national brand strategy coupled with the capital requirements to establish the Saratoga Springs Brewery created significant liquidity problems at Nor'Wester.

    Meanwhile, WVI had advanced significant sums to its subsidiary, Mile High, which were to be repaid, in part, by the proceeds of Mile High's second direct public stock offering projected to raise $1,948,050 in gross proceeds. The offering, which commenced in May 1996, did not attract sufficient investor interest necessary to reach the minimum of $750,000 in subscriptions prior to commencement of the negotiations with The UB Group described hereafter. Mile High eventually abandoned the offering because of the lack of investor interest and management's concern that the offering could interfere with the transaction contemplated with The UB Group. At the same time, Mile High's products failed to penetrate its target market in Colorado and surrounding states in volumes sufficient to sustain operations within the time expected by management and before depletion of working capital.

    Mile High was unable to repay the sums advanced to it by WVI. As a consequence, WVI was unable to continue its plan of establishing microbreweries in certain target markets across the United States. Further, WVI could not provide financial or other assistance to its subsidiaries because of its lack of cash.

    Since commencement of beer sales in September 1995, sale of Aviator's products did not grow to sufficient volumes to sustain operations. In addition, local competitive pressures frustrated management's efforts to achieve a stable cash flow position and profitability. Aviator commenced its second direct public stock offering in June 1996 projected to raise $1,517,000 in gross proceeds. The offering did not attract sufficient investor interest necessary to reach the minimum of $650,000 in subscriptions prior to commencement of the negotiations with The UB Group described hereafter. Aviator ceased active sales efforts for the offering because of the lack of investor interest and management's concern that the offering could interfere with the transaction contemplated with The UB Group.

    During 1996 Bayhawk continued to suffer a slow erosion of its working capital as it struggled to achieve break even in the face of difficult market conditions. Particularly, Bayhawk suffered because of a lack of adequate distribution of its products. Bayhawk also lost an opportunity to provide contract brewing services when Nor'Wester's national roll-out failed.

    For a more complete description of the financial condition of each of the companies, see the respective sections titled "Management's Discussion and Analysis of Financial Condition and Results of Operations" for each company.

    THE UB GROUP. The UB Group ("UB"), is one of Asia's leading spirits and beer companies. In the summer of 1996, UB was looking for opportunities to expand its presence in North America, particularly in the craft beer industry. UB started with five small breweries in South India, the oldest of which, Castle Breweries, dated back to 1857. The five original breweries were combined to form United Breweries Limited in 1915. The controlling position in United Breweries Limited was purchased by the Mallya family in 1947. Since that time, UB has grown into an international group of companies that manufacture and sell, among other products, over 35 million cases of beer and spirits annually and has annual sales of over $1 billion in revenues. Among UB's brands are its flagship "Kingfisher" brand lager beer, judged the best light lager at the Stockholm Beer Festival in 1995 and 1996.

    UB saw significant opportunity in the growing craft beer segment of the North American beer market. UB considered that the craft beer market is the fastest growing segment of the North American beer market. Its products, specifically Kingfisher, could be positioned in the North American market as a premium import beer and complement a line of regional craft brews.

    UB also wanted to reduce the costs associated with delivery and distribution of Kingfisher in North America. Kingfisher is sold in Indian food restaurants throughout the United States and Canada. Kingfisher sold in North America is brewed in Great Britain and transported to North America. UB wanted to align itself with a group of regional craft beers with excess brewing capacity. UB would then utilize the excess capacity to brew Kingfisher closer to its North American markets.

    It was with these considerations in mind that UB had its first communications with Nor'Wester and WVI.

    THE NEGOTIATIONS. Negotiations between UB and management of Nor'Wester and WVI began in August 1996. In preparation, Nor'Wester and WVI requested that Needham and Black act as Nor'Wester's and WVI's financial advisors. On August 15, 1996, representatives of the Constituent Corporations and UB, including James W. Bernau, Chairman of the Board and President of Nor'Wester, WVI, Aviator, Bayhawk and Mile High and Vijay Mallya, Chairman of the Board of UB, met at Nor'Wester's brewery in Portland, Oregon. Mr. Bernau made a presentation to Mr. Mallya and other officers of UB concerning the operations of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, including the status of the Saratoga Springs Brewery then under construction. Mr. Bernau and Mr. Mallya shared a common view that the best method to capture a significant portion of the North American craft beer market was by operating small, regional craft breweries throughout the country, supported by a unified management and purchasing structure.

    Representatives of UB toured the facilities of Aviator, Mile High and the Saratoga Springs Brewery during August and September 1996. Meanwhile, informal discussions continued between the parties and their representatives about a potential alliance between Nor'Wester, WVI, Aviator, Bayhawk, Mile High and UB.

    Negotiations intensified during September 1996. On September 18, 1996 management of the parties agreed to the terms of a letter of intent. The principal terms of the letter of intent were:

        1. The Consolidation of Nor'Wester, WVI, Aviator, Bayhawk and Mile High into a single entity. The consolidation would be effected such that Jim Bernau would hold a 26% interest in the consolidated companies after the UB investment. Public shareholders of the various companies would hold a 48% interest in the consolidated companies.

        2. The sale to a UB company of 26% of the outstanding common stock in the consolidated company in consideration of: (i) $9 million in cash payable at closing; (ii) $2 million in equity or warrants in Kingfisher North America, a company to be formed by UB to produce, market and sell certain UB brands in North America; (iii) the exclusive right to produce for Kingfisher North America, on a contract basis, certain UB brand beers brewed outside India for consumption in North America; and (iv) consultation services to be provided by The UB Group to the consolidated companies.

        3. UB would loan to Nor'Wester up to $500,000 for use during the consolidation period. The loan would be secured by $700,000 in assets owned by James W. Bernau.

        4. The transaction would be documented by an Investment Agreement to be negotiated between the parties, but which was to contain certain covenants and conditions.

        5. The consolidated companies, after the UB investment, were valued at $46.15 million.

    The letter of intent was an expression of intention between the parties and was not enforceable except for a covenant prohibiting the sale of securities by the Constituent Corporations a "No Shop" clause and certain other covenants and conditions not now material.

    The letter of intent was presented to the Boards of Directors of Nor'Wester and WVI on September 22, 1996. The Boards of Directors approved the proposed letter of intent on September 22, 1996, and it was executed on behalf of each company on that date.

    Nor'Wester needed additional capital for operations prior to receipt of the bridge loan funds from UB. Accordingly, Mr. Bernau loaned Nor'Wester $250,000 of his personal funds in October 1996 to meet that need.

    The parties' due diligence commenced and negotiations between representatives of Nor'Wester, WVI, Aviator, Bayhawk, Mile High and UB continued and intensified after execution of the letter of intent. Conditions in the primary markets of Nor'Wester, Aviator, Bayhawk and Mile High, and conditions in the craft beer industry in general, deteriorated throughout the late summer and fall of 1996. The deterioration was marked by a steady erosion of the stock price of major craft brewers traded on public exchanges and a general failure of Nor'Wester, Aviator, Bayhawk and Mile High to meet performance expectations of management and UB. Mile High, in particular, failed to penetrate its primary market with its products in sufficient volume to sustain operations before its working capital was exhausted and was suffering significant unanticipated losses. Management and UB concluded that the amount of the $500,000 bridge loan negotiated with UB would be insufficient to sustain the operations of the Constituent Corporations through Consolidation. Management of Nor'Wester, WVI, Aviator, Bayhawk, Mile High, and UB further concluded that the terms of the letter of intent could no longer be supported given the economic difficulties faced by the existing brewery businesses.

    The Constituent Corporations and UB began renegotiation of terms of the transaction, including a new bridge loan amount. Management and UB agreed that current operating conditions were unlikely to result in profitability at Mile High. Accordingly, Mile High substantially reduced its operations in November 1996 and currently provides limited contract brewing services.

    The renegotiation continued through January 1997, and UB continued to advance bridge loan funds, exceeding the $500,000 limit in the letter of intent. In January 1997, the parties completed renegotiations and documented terms of the Consolidation and Investment. The resulting Investment Agreement provided generally, as follows:

        1. Nor'Wester, WVI, Aviator, Bayhawk and Mile High would consolidate into UCB. In the Consolidation, Nor'Wester would be valued at approximately $2.63 per share, its twenty-day trailing trading average on January 31, 1997, the effective date of the Investment Agreement. WVI, Aviator, Bayhawk and Mile High would each be valued at 80% of their initial public offering share price. UCB would be valued at approximately $34.23 million after the Consolidation and UBA's investment.

        2. Prior to consolidation, UB, through UBA, a newly formed Delaware corporation, would provide bridge loan financing to Nor'Wester in an amount not to exceed $2.75 million. The bridge loan financing would bear interest at the rate of 11.25% per annum and be secured by the assets of the Saratoga Springs Brewery.

        3. After consolidation, UBA would invest $5,882,653 for 2,237,681 shares of the common stock of UCB (a purchase price of approximately $2.63 per share). UBA would also convert its bridge loan of $2,750,000 into 2,497,184 shares of common stock of UCB (a conversion price of approximately $1.10 per share). Mr. Bernau would then transfer to UBA 1,124,195 shares of common stock of UCB (representing approximately 46% of the UCB shares received by Mr. Bernau in the Consolidation). After UBA's investment, conversion of its bridge loan, and the transfer of Mr. Bernau's shares to UBA, UBA would hold a 45% interest in UCB. After his transfer of shares to UBA, Mr. Bernau would hold a 10% share in UCB. (Except for the transfer of shares by Mr. Bernau to UBA, Mr. Bernau would have held approximately 18.6% of the shares in UCB following the Consolidation and investment by UBA.)

        4. Mr. Bernau would be employed by UCB after the Consolidation and, as a part of his employment agreement, would receive an option to purchase common stock of UCB equal to 5% of the outstanding common stock of UCB at the transaction price of approximately $2.63 per share. Mr. Bernau would personally guarantee all bridge loan funds until the Consolidation was completed and the investment made. Mr. Bernau would also indemnify UBA for damages resulting from the breach of any covenant, representation or warranty given by the Constituent Corporations or Mr. Bernau in the Investment Agreement. Mr. Bernau's indemnity obligation would be secured by all UCB common stock he receives in the Consolidation (except the shares to be transferred to UBA).

    The Investment Agreement contains a number of covenants, representations and warranties by and between the various parties, on several subjects including financial performance of Nor'Wester, WVI, Aviator, Bayhawk and Mile High on a combined basis.

    The Investment Agreement was presented to the combined Boards of Directors of Nor'Wester and WVI on January 24, 1997. After considerable discussion of the financial and operating conditions of Nor'Wester, WVI and WVI's subsidiaries, both the Nor'Wester Board of Directors and the WVI Board of Directors unanimously voted to approve the Investment Agreement, subject to the receipt and approval of written fairness opinions from Nor'Wester's and WVI's respective financial advisors. The Investment Agreement was presented to the Boards of Directors of Aviator and Bayhawk in separate telephonic meetings of the Boards of Directors on January 25, 1997. After careful consideration of the financial and operating conditions then existing at Aviator and Bayhawk, respectively, both Boards of Directors unanimously approved the Investment Agreement, subject to the receipt and approval of written fairness opinions from Aviator's and Bayhawk's respective financial advisors. The sole director of Mile High approved the Investment Agreement on January 25, 1997, subject to the receipt and approval of a written fairness opinion from Mile High's financial advisor. The Investment Agreement was executed by Nor'Wester, WVI, Aviator, Bayhawk, Mile High and UBA on January 30, 1997.

    On March 14, 1997, a meeting was held between representatives of the various parties to the Investment Agreement to negotiate an amendment of the Investment Agreement. Renegotiations occurred because of continued deterioration in the craft beer industry in general, and at Nor'Wester, WVI, Aviator and Bayhawk in particular. It became apparent to the parties that Nor'Wester, WVI, Aviator, Bayhawk and Mile High were unlikely to meet the financial performance conditions contained in the executed Investment Agreement. It also became apparent that the value of the consolidated enterprise established in the Investment Agreement could not be sustained in light of an industry wide slump in the price of publicly traded craft beer common stocks.

    The parties also considered that the timing of the Consolidation and Investment might prevent pursuit of other acquisition opportunities by UCB. UBA expected that approximately $3 million of its investment in UCB would be used to acquire additional craft brewers to strengthen the product mix and increase the production volumes of UCB. However, UCB's efforts to acquire additional craft brewers would potentially delay the Consolidation. Accordingly, UBA negotiated to retain approximately $3 million of its planned investment and separately pursue other acquisition opportunities.

    These negotiations continued over a period of several weeks. By April 7, 1997, all parties agreed that an amendment (the "Amendment") of the Investment Agreement was appropriate under the circumstances. Under the Amendment, the Investment Agreement changed in six principal ways:

        1. The amount to be invested in UCB by UBA would go down from $8,632,653 to $5,500,000. The percentage ownership in UCB by UBA after consolidation would go down from 45% to 40%. Shares of UCB would be sold at $5.25 per share (representing a 1-for-3 reverse split of the Common Stock of each of the Constituent Corporations). UBA would receive a credit on the purchase price equal to the unpaid principal due under the bridge loan. Mr. Bernau would transfer 83,109 shares of UCB he obtained in the Consolidation to UBA. Mr. Bernau would transfer 174,912 shares of UCB he obtained in the Consolidation to UCB, effectively cancelling those shares. After the transfers, Mr. Bernau would own 10% of the outstanding shares of UCB.

        2. The valuation of each of WVI, Aviator, Mile High and Bayhawk was significantly reduced. The value of the shares of these companies' Common Stock was set at 25% of the original offering price in their respective direct public stock offerings. The value of Nor'wester was reduced to $1.75 per share--25% of the price in its initial public offering completed on January 17, 1996. The Nor'Wester shareholders would receive 0.3333333 shares of UCB Common Stock for each share of Nor'Wester Common Stock held at the time of Consolidation. As a result, the public shareholders (excluding Mr. Bernau) of the Constituent Corporations would hold approximately 50% of the common stock of UCB, broken down approximately as follows:
    Nor'Wester--33.1%; WVI--5.1%; Aviator--4.8%; Bayhawk--2.7%; Mile High--4.3%.

        3. The requirement of Nor'Wester, WVI, Aviator, Bayhawk and Mile High to meet certain closing conditions related to income statement financial performance was eliminated.

        4. UBA was free to pursue any craft beer opportunity presented to it during the Consolidation period without having to present the opportunity to UCB. Following Consolidation and closing of UBA's investment, all craft beer opportunities must first be offered to UCB before UBA can exploit the opportunity.

        5. All costs incurred by UBA in connection with the Consolidation (but not the investment) are charged against the bridge loan and will be the responsibility of Nor'Wester.

        6. The number of Mr. Bernau's options was reduced from 5% to 4% of the outstanding common stock of UCB, post Consolidation and Investment, and the option exercise price was reduced from approximately $2.63 to $1.75 per share ($5.25 per share as a result of the 1-for-3 reverse split of the Common Stock of the Constituent Corporations). Vijay Mallya would become CEO of UCB and was given an option to purchase UCB Common Stock in the same number and on the same terms as

    Mr. Bernau. Mr. Bernau would continue to personally guarantee all bridge loans from UCB until Consolidation and Investment. Mr. Bernau's 10% interest in UCB would continue to act as security for his indemnity obligation to UBA relating to the covenants, representations and warranties of the Constituent Corporations in the Investment Agreement.

    The effect of the Amendment was to reduce the valuation of UCB, after Consolidation and UBA's investment from $34.23 million to $14.84 million.

    The Amendment, together with the proposed form of Agreement and Plan of Merger, was presented to a meeting of the combined Boards of Directors of Nor'Wester and WVI on April 9, 1997. At the meeting, the financial advisors for each of the Boards of Directors presented their preliminary financial analyses relating to the Consolidation and Investment. Based on a review of the terms of the Amendment and the Agreement and Plan of Merger, and subject to receipt of written fairness opinions from their respective financial advisors, the Boards of Directors of Nor'Wester and WVI unanimously approved the terms of the Investment Agreement, as amended, and the terms of the Agreement and Plan of Merger. On April 10, 1997, the Board of Directors of Mile High executed a unanimous resolution to approve the Investment Agreement, as amended, and the Agreement and Plan of Merger, subject to receipt of a written fairness opinion from its financial advisor. On April 10, 1997, the Bayhawk Board of Directors met by telephone conference call to discuss the terms of the Amendment and the Agreement and Plan of Merger. At the meeting, the financial advisor for Bayhawk presented its preliminary financial analysis relating to the Consolidation and Investment. Based on a review of the terms of the Amendment and the terms of the Agreement and Plan of Merger, and subject to receipt of a written fairness opinion from its financial advisor, the Board of Directors of Bayhawk unanimously approved the Investment Agreement, as amended, and the Agreement and Plan of Merger. On April 15, 1997, the Aviator Board of Directors met by telephone conference call to discuss the terms of the Amendment and the Agreement and Plan of Merger. At the meeting, the financial advisor for Aviator presented its preliminary financial analysis relating to the Consolidation and Investment. Based on the review of the terms of the Amendment and the Agreement and Plan of Merger, and subject to receipt of a written fairness opinion from its financial advisor, the Board of Directors of Aviator unanimously approved the Investment Agreement, as amended, and the Agreement and Plan of Merger.

    On May 12, 1997, the Boards of Directors of Nor'Wester and WVI met in a joint telephone conference call to review the written fairness opinions prepared by their respective financial advisors, Needham on behalf of Nor'Wester and Black on behalf of WVI. Although each of the fairness opinions concluded that, as of such date and subject to certain assumptions and other matters described therein, the consideration to be received by the public shareholders of Nor'Wester and WVI pursuant to the Merger Agreement and the Investment Agreement was fair to such shareholders from a financial point of view, the fairness opinions included analysis and information that had not previously been presented to the Boards at their April 9, 1997 joint meeting. The Boards of Directors of Nor'Wester and WVI, after review of the opinion of their respective financial advisors, including a review of the underlying financial analysis used to formulate the opinions, voted unanimously to accept the fairness opinions and to reaffirm their previous approval of the Investment Agreement, as amended, and the Merger Agreement. On May 12, 1997, the Board of Directors of Bayhawk met in a telephone conference call to review the written fairness opinion prepared by Black. Although the fairness opinion concluded that, as of such date and subject to certain assumptions and other matters described therein, the consideration to be received by the public shareholders of Bayhawk pursuant to the Merger Agreement and the Investment Agreement was fair to such shareholders from a financial point of view, the fairness opinion included analysis and information that had not previously been presented to the Board at its April 10, 1997 meeting. The Board of Directors of Bayhawk, after review of the fairness opinion, including a review of the underlying financial analysis used to formulate the opinion, voted unanimously to accept the fairness opinion and to reaffirm its previous approval of the Investment Agreement, as amended, and the Merger Agreement. On May 12, 1997, the Board of Directors of Mile High received and reviewed the fairness opinion of Black. Although the fairness opinion concluded that, as of such date and subject to certain assumptions and other matters described therein, the consideration to be received by the public shareholders of Mile High pursuant to the Merger Agreement and the Investment Agreement was fair to the public shareholders of Mile High from a financial point of view, the fairness opinion included analysis and information that had not previously been presented to the Board. The Mile High Board of Directors then executed a unanimous resolution to accept the fairness opinion and to reaffirm its previous approval of the Investment Agreement, as amended, and the Merger Agreement. On May 13, 1997, the Board of Directors of Aviator met in a telephone conference call to review the written fairness opinion prepared by Black. Although the fairness opinion concluded that, as of such date and subject to certain assumptions and other matters described therein, the consideration to be received by the public shareholders of Aviator pursuant to the Merger Agreement and the Investment Agreement was fair to such shareholders from a financial point of view, the fairness opinion included analysis and information that had not previously been presented to the Board at its April 15, 1997 meeting. The Board of Directors of Aviator, after review of the fairness opinion, including a review of the underlying financial analysis used to formulate the opinion, voted unanimously to accept the fairness opinion and to reaffirm its previous approval of the Investment Agreement, as amended, and the Merger Agreement. The Amendment and the Merger Agreement were entered into as of May 14, 1997.

NOR'WESTER'S REASONS FOR THE CONSOLIDATION; RECOMMENDATIONS
  OF THE BOARD OF DIRECTORS OF NOR'WESTER

    The Nor'Wester Board believes that the shareholders of Nor'Wester should vote FOR approval and adoption of the Merger Agreement and the Consolidation. The following are the reasons considered by the Nor'Wester Board to be material in its decision to approve and adopt the Investment Agreement, the Merger Agreement and the Consolidation.

    DIRE NEED FOR IMMEDIATE OPERATING CAPITAL. The Nor'Wester Board considered Nor'Wester's dire need for significant capital necessary to pay its creditors and fund its current operations. Recently, Nor'Wester has experienced increasing net losses of $282,000, $870,000 and $1,663,000 in the quarters ended June 30, September 30, and December 31, 1996, respectively. In addition, Nor'Wester was required to make a significantly greater cash investment in the construction and start-up of the Saratoga Springs Brewery due to the inability of Nor'Wester's joint venture partner to make its $2.55 million capital contribution to the joint venture and the joint venture's inability to obtain planned debt financing. As a result of these operating losses and the increased investment in the joint venture, Nor'Wester has insufficient capital to fund current operations at its Portland and Saratoga Springs breweries. Further, at March 31, 1997 Nor'Wester was past due on approximately $2.1 million owed to its trade creditors and construction contractors, was in default on its $1.0 million bank line of credit and $2.0 million term loan and had borrowed $1.5 million of bridge loans under its Credit Agreement with UBA, portions of which have been loaned to the other Constituent Corporations to fund their working capital requirements. Nor'Wester is currently dependent on receiving additional bridge loans from UBA under the Credit Agreement and will be dependent upon the funds from UBA's investment, assuming the Investment closes, to support its operations until profitability can be restored. Completion of the Consolidation on terms acceptable to UBA is a condition to closing on UBA's investment. The Nor'Wester Board considered the likelihood that Nor'Wester would experience a general business failure due to its poor financial condition if the Merger Agreement and Consolidation were not approved and the Investment received. See "Failure to Approve Merger Agreement and Consolidation."

    ALTERNATIVE FINANCING STRATEGIES; FUTURE ACCESS TO CAPITAL. Given the generally poor performance of the craft beer industry over the past three calendar quarters, there is a strong reluctance or refusal by lenders and equity investors to provide capital to craft breweries in general and, given Nor'Wester's poor operating performance and the increased competition in Nor'Wester's principal Pacific Northwest market, to Nor'Wester in particular. The Nor'Wester Board considered that it has few, if any, financing alternatives. During the period of extended negotiations with UBA which began in August 1996, Nor'Wester has received few expressions of interest from potential debt or equity investors directly or through its investment banker, Needham. The Nor'Wester Board believes that the UBA bridge loan and Investment represents the only viable financing alternative currently available to Nor'Wester. The Nor'Wester Board also considered the alternative of Nor'Wester to remain as an independent company but concluded that Nor'Wester had no viable "go-it-alone" strategy.

    Following completion of the Consolidation and closing of the Investment, the Nor'Wester Board believes that the Investment will allow Nor'Wester to sustain its operations, pay its past due creditors and renew its growth and competitiveness in the highly fragmented craft beer industry. The Board further believes that by combining the brewing operations of the Constituent Corporations with the financial strength of UBA, UCB will be better able to access private and public debt and equity capital than is available to Nor'Wester alone.

    INDUSTRY CONSOLIDATION. Nor'Wester's Board believes that the craft brewing segment of the domestic beer industry may enter a significant consolidation phase as breweries position themselves to compete for limited shelf space and brand recognition. The craft brewing industry has recently experienced a sharp fall in stock prices for publicly-owned craft brewing companies and a significant reduction in the rate of growth in craft beer sales in the Pacific Northwest, Nor'Wester's principal market. It is Nor'Wester's belief that an association of adequately capitalized and managed regional craft breweries which produce locally styled craft beers sold under localized brand names through strong distribution networks and strong marketing plans will be better able to compete in this market. Following the Consolidation and Investment, Nor'Wester believes that UCB's strengthened financial position, centralized management, and multiple breweries located in strategic geographic markets will help Nor'Wester and the Constituent Corporations to better market their products.

    INCREASED MANAGEMENT EXPERTISE. Nor Wester's Board believes that following the Consolidation and Investment, UCB will receive more extensive management oversight and assistance through directors, officers and key employees experienced in running large brewing operations, consolidating and managing the operations of several breweries across a large geographic region, marketing to consumers with a more diverse taste preference, and effectively dealing with suppliers and distributors. Some of these directors, officers and key employees are currently serving UCB, others have yet to be identified, recruited and retained. In addition, the Nor'Wester Board believes that following the Consolidation and Investment, UCB, by virtue of its size, strategic position and access to capital, would be able to attract significantly better management and brewing personnel than Nor'Wester can alone.

    FINANCIAL PRESENTATION BY NOR'WESTER'S INVESTMENT BANKER. In approving the terms of the Consolidation and Investment, the Nor'Wester Board relied on the financial presentation by Needham, including Needham's analysis of the fairness of the consideration to be received by Nor'Wester's shareholders (other than James W. Bernau) pursuant to the Merger Agreement and the Investment Agreement from a financial point of view. See "Opinion of Needham & Company, Inc."

    WILLINGNESS OF MR. BERNAU TO TRANSFER AND CANCEL SHARES. Nor'Wester's Board considered the beneficial effect to the Nor'Wester shareholders of the willingness of James W. Bernau, holder of 24.5% of Nor'Wester's shares, to transfer certain UCB shares he receives in the Consolidation to UBA and transfer other shares to UCB for cancellation following the Consolidation in consideration of (i) forestalling any potential lawsuits from current shareholders of the Constituent Corporations and thus supporting the financial viability of UCB on an ongoing basis, (ii) inducing the investment by UBA in UCB, thus protecting Bernau's remaining investment in the Constituent Corporations; and (iii) protecting Mr. Bernau's goodwill and general business reputation.

    OPERATING SYNERGIES. UCB may be able to realize production, marketing, new product development and distribution efficiencies through greater economies of scale and the elimination of redundancies. Nor'Wester's Board is of the view that, with competition increasing and the possibility that pricing pressures may become more acute, an effective way to achieve profitability and more favorable operating margins is through realization of cost savings, elimination of redundancy and economies of scale. The Nor'Wester Board has identified the following areas of potential cost savings resulting from the proposed Consolidation (though such cost savings have not been quantified): (i) purchasing of supplies (brewing ingredients and packaging materials); (ii) marketing expenses (through more efficient use of marketing personnel and resources); (iii) business insurance (including host liquor and legal liquor liability, business and property liability and casualty insurance); (iv) employee insurance (health, life and disability); (v) consolidation of existing long and short-term debts; and (vi) elimination of the cost of maintaining five public companies. The Board also recognized that any initial cost savings from operating synergies could be offset, in whole or in part, by the costs associated with the negotiation and consummation of the Consolidation.

    CANCELLATION OF DEBT OWED BY AFFILIATES. On December 31, 1996, Nor'Wester was owed $1,798,350 by affiliated companies, primarily WVI, Aviator, Bayhawk and Mile High. The Nor'Wester Board considered the fact that the affiliates currently have no funds with which to repay the affiliated debt and are not likely to have sufficient funds to repay the debt in the foreseeable future or at all. The Board considered the possible defenses the affiliates could assert to avoid payment of the debt and the probable legal costs which Nor'Wester would incur with any dispute over payment of debts by affiliates. The Board also considered that as a part of the Consolidation, the affiliated debt would be eliminated.

    OTHER CONSIDERATIONS. In the course of its deliberations, the Nor'Wester Board also reviewed a number of additional factors relevant to the Consolidation and Investment. In particular, the Nor'Wester Board considered, among other matters, (i) the strategic importance of the Consolidation and the value expected to be achieved through combining the operations of Nor'Wester, WVI, Aviator, Bayhawk and Mile High; (ii) the impact of various strategic alternatives available to Nor'Wester if the Consolidation and investment by UBA were not consummated, including a recapitalization of Nor'Wester combined with operational restructuring; (iii) information concerning Nor'Wester's, WVI's, Aviator's, Bayhawk's and Mile High's respective businesses, prospects, financial performances and conditions, operations, managements and competitive positions; and (iv) the current financial market conditions and historical market prices, volatility and trading information of publicly-traded craft beer stocks generally and Nor'Wester's Common Stock in particular. The Nor'Wester Board was aware of certain interests that certain of its directors, officers and stockholders had in the Consolidation, especially Mr. Bernau, but did not consider them to be significant or of a nature that would affect the objectivity of any director's determination that the Consolidation was in the best interests of the stockholders of Nor'Wester. See "Interests of Certain Persons in the Consolidation and the Investment" for a description of those interests.

    The Nor'Wester Board also considered a number of potentially negative factors which would arise if the Consolidation is approved, including (i) the loss of control of future operations of Nor'Wester after the Consolidation and Investment; (ii) the risk prior to consummation of the Consolidation that the trading price of Nor'Wester may increase above its level at the time the Consolidation was negotiated; (iii) the risk that benefits sought to be achieved in the Consolidation will not be achieved; (iv) the risk that the investment from UBA may not be completed; (v) the cost expected to be incurred in connection with the Consolidation, including transaction costs and the costs of integrating the businesses of the Constituent Corporations; and (vi) the other risks described above under "Risk Factors."

    The principal factors considered by the Nor'Wester Board in the determination of the exchange ratio for the Consolidation were (i) the stock price trading history of Nor'Wester; (ii) an analysis of the implied value of UCB Common Stock to be received per share of Nor'Wester Common Stock based on the exchange ratio; (iii) financial results for and current financial condition of Nor'Wester; (iv) advice from Needham; (v) the likelihood of liquidation and the consequences of liquidation if the Consolidation is not complete and the investment from UBA received; and (vi) the terms and conditions of the Investment Agreement and the Merger Agreement.

    After taking into consideration all of the factors set forth above, the Nor'Wester Board unanimously determined that the Consolidation was in the best interests of Nor'Wester and its shareholders and that Nor'Wester should proceed with the Consolidation at this time.

WVI'S REASONS FOR THE CONSOLIDATION; RECOMMENDATIONS OF THE BOARD OF DIRECTORS
  OF WVI

    The WVI Board believes that the stockholders of WVI should vote FOR approval and adoption of the Merger Agreement and the Consolidation. The following are the reasons considered by the WVI Board to be material in its decision to approve and adopt the Investment Agreement and the Consolidation.

    NEED FOR OPERATING CAPITAL AT WVI AND ITS AFFILIATES. The WVI Board considered the recent history of significant operating losses by its affiliates:
Aviator, Bayhawk and Mile High (collectively the "Affiliates"). WVI holds as its assets (i) a majority of the common stock of the Affiliates, and (ii) sums owed to WVI by its Affiliates. The WVI Board considered that the value of WVI was highly dependent on (i) the ability of the Affiliates to repay the debts due WVI and (ii) the ability of the Affiliates to perform in a manner which would make the Affiliates' common stock valuable.

    The WVI Board considered that Aviator had suffered continuing and growing losses since it began its brewing operations in August 1995. Aviator suffered losses of $394,640 and $1,157,706, respectively, in calendar years 1995 and 1996. The losses have seriously eroded Aviator's cash position. Cash and cash equivalents decreased $207,183 to $19,218 at December 31, 1996 from $226,401 at December 31, 1995. Between December 31, 1995 and December 31, 1996, Aviator's accounts payable increased $405,258 to $607,570. The past due portion of Aviator's debt increased from $343,394 to $583,653 between December 31, 1996 and March 31, 1997, indicating further weakening of Aviator's financial condition in 1997.

    The WVI Board considered that Bayhawk had suffered continuing losses since it began its brewing operations in January 1995. Bayhawk suffered losses of $477,052 and $291,542, respectively, in calendar years 1995 and 1996. Cash and cash equivalents decreased $261,293 to $40,954 at December 31, 1996 from $302,247 at December 31, 1995.

    The WVI Board considered that Mile High had suffered continuing losses since it began its brewing operations in August 1995. Mile High suffered losses of $668,481 and $2,432,272, respectively, in calendar years 1995 and 1996. Mile High substantially reduced its brewing operations in November 1996 and is currently providing limited contract brewing services while looking for potential buyers of its assets or other contract brewing opportunities. The 1996 loss figure included a $1,018,879 write down of operating assets. The losses have seriously eroded Mile High's cash position. Cash and cash equivalents decreased $349,371 to $30,320 at December 31, 1996 from $379,691 at December 31, 1995. Between December 31, 1995, and December 31, 1996, Mile High's accounts payable increased $672,914 to $816,664. At December 31, 1996, the bulk of Mile High's accounts payable were past due.

    The WVI Board also considered that both Aviator and Mile High had undertaken public stock offerings in 1996 to raise additional working capital. Neither offering was successfully completed.

    The WVI Board considered that the current financial condition of the subsidiaries materially adversely affected the value of the subsidiaries' common stock held by WVI and materially adversely affected the ability of the subsidiaries, and each of them, to repay the sums owed to WVI. The WVI Board also considered the probable value of WVI's common stock in the subsidiaries and the collectability of the sums owed by the subsidiaries to WVI in the event of a failure of one or more of the subsidiaries. The WVI Board considered the likelihood of a failure of one or more the subsidiaries if the Merger Agreement was not approved and the Consolidation carried out. See "Failure to Approve Merger and Consolidation". The WVI Board considered the likelihood that the shares received by its public shareholders from UCB in exchange for WVI shares will be more valuable than the cumulative value of WVI's assets if the Merger Agreement is not approved, the Consolidation is not consummated, and the Investment is not made.

    FINANCIAL PRESENTATION BY BLACK & COMPANY. The WVI Board approved the terms of the Merger Agreement and Consolidation in reliance on the financial presentation by Black, including Black's analysis of the fairness of the consideration to be received by WVI's shareholders (other the Mr. Bernau) pursuant to the Merger Agreement and the Investment Agreement from a financial point of view. See "Opinions of Black & Company."

    OWNERSHIP IN COMBINED COMPANIES. Approval of the Merger Agreement and Consolidation will result in the exchange of all WVI Common Stock for Common Stock of UCB. The WVI Board believes that UCB Common Stock will be approved for trading on The Nasdaq SmallCap Market which will make the UCB Common Stock considerably more liquid than the WVI Common Stock currently held by the shareholders. The WVI Board considered the prospects for greater liquidity for the holders of WVI Common Stock to be a significant positive aspect of the Consolidation.

    INDUSTRY CONDITIONS AND ALTERNATIVE FINANCING STRATEGIES. The WVI Board has considered, among other factors, industry conditions and alternatives to the Consolidation and Investment. In general, the WVI Board considered that WVI and its subsidiaries are all thinly capitalized at a time of shakeout in the microbrew industry. The WVI Board considered the impacts of the shakeout, including: (i) a sharp fall in the stock prices for all major microbrewery stocks; (ii) a sharp reduction in the rate of growth in microbrew beer sales in the subsidiaries' major markets; (iii) the substantial reduction of Mile High's brewing operations; and (iv) a general reluctance or refusal by lenders or equity investors to provide capital for the industry in general and WVI and the subsidiaries in particular.

    The WVI Board considered the perilous cash positions of each of WVI and the subsidiaries. Operating results are not sufficient to allow continued brewery operations by the subsidiaries without additional sources of capital.

    The Board concluded that WVI must take some action to avoid total loss due to lack of available capital to solve existing cash flow and operational challenges of the subsidiaries. Current market conditions and the cash positions of WVI and the subsidiaries makes finding a source of cash imperative. WVI has few, if any, alternatives. WVI has received few unsolicited expressions of interest during the negotiations with UBA, even though the negotiations extended over several months. WVI's investment bankers have given the Board little hope of finding alternative sources of capital to meet the operating needs of WVI or its subsidiaries.

    WILLINGNESS OF FOUNDER TO TRANSFER AND CANCEL SHARES. The WVI Board has considered the beneficial effect to the WVI shareholders of James W. Bernau's willingness to transfer certain shares to UBA and transfer other shares to UCB following Consolidation in consideration of (i) forestalling any potential lawsuits from current shareholders of the Constituent Corporations and thus supporting the financial viability of UCB on an ongoing basis; (ii) inducing the investment by UBA in UCB, thus protecting Mr. Bernau's investment in the Constituent Corporations; and (iii) protecting Mr. Bernau's goodwill and general business reputation.

    INCREASED MANAGEMENT EXPERTISE. The WVI Board believes that following the Consolidation and subsequent investment by UBA, UCB will receive more extensive management oversight and assistance through directors, officers and key employees experienced in running large brewing operations, consolidating and managing the operations of several breweries across a large geographic region, marketing to consumers with a more diverse taste preference, and effectively dealing with suppliers and distributors. Some of these directors, officers and key employees are currently serving UCB, others have yet to be identified, recruited and retained. In addition, the WVI Board believes that following the Consolidation and Investment, UCB, by virtue of its size, strategic position and access to capital, would be able to attract significantly better management and brewing personnel than WVI can alone.

    CANCELLATION OF DEBT OWED BY AFFILIATES. On December 31, 1996, WVI was owed $1,535,669 by affiliated companies, primarily Aviator, Bayhawk and Mile High. WVI considered the fact that the affiliates currently have no funds with which to repay the affiliated debt and the likelihood sufficient funds would be available to the affiliates in the future to repay the debt. The Board considered the possible defenses the affiliates would assert to avoid payment of the debt and the probable legal costs associated with any dispute over payment of debts by affiliates. The Board also considered that as part of the Consolidation, the affiliated debt would be eliminated.

    OTHER CONSIDERATIONS. In the course of its deliberations, the WVI Board reviewed a number of additional factors relevant to the Consolidation and Investment.

    In particular, the WVI Board considered, among other matters, (i) the strategic importance of the Consolidation and the value expected to be achieved through the combination of Nor'Wester, WVI, Aviator, Bayhawk and Mile High; (ii) the apparent lack of strategic alternatives available to WVI if the Consolidation and Investment were not consummated; and (iii) information concerning the business of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, including the prospects, financial performances and conditions, operations, managements and competitive positions of each company. The WVI Board was aware of certain interests that certain directors, officers and stockholders had in the Consolidation, especially Mr. Bernau, but did not consider them to be significant or of a nature that would affect the objectivity of any director's determination that the Consolidation was in the best interests of the stockholders of WVI. See "Interests of Certain Persons in the Consolidation and the Investment" for a discussion of those interests.

    The WVI Board also considered a number of potentially negative factors in its deliberations concerning the Consolidation, including (i) the loss of control of future operations of WVI after the Consolidation and Investment; (ii) the risk prior to or following consummation of the Consolidation that the trading price of WVI may increase above its level at the time the Consolidation was negotiated; (iii) the risk that benefits sought to be achieved in the Consolidation will not be achieved; (iv) and the other risks described above under "Risk Factors."

    The principal factors considered by the WVI Board in the determination of the exchange ratio for the Merger were (i) the stock price trading history of WVI and other companies in the industry, including the Affiliates and Nor'Wester; (ii) an analysis of the implied value of UCB Common Stock to be received per share of WVI Common Stock based on the exchange ratio; (iii) financial results for and current financial condition of WVI; (iv) advice from Black; (v) the likelihood of liquidation and the consequences of liquidation if the Consolidation is not completed or the Investment is not consummated; and
(vi) the terms and conditions of the Investment Agreement and the Merger Agreement.

    In light of the current condition of WVI and the Affiliates, the condition of the craft beer industry in general, the need for additional capital, the lack of other alternatives, the potential benefits of the consolidation, and the strengths brought to the organization by UBA, the Board unanimously recommends approval of the transaction.

AVIATOR'S REASONS FOR THE CONSOLIDATION; RECOMMENDATIONS OF THE BOARD OF
  DIRECTORS OF AVIATOR

    The Aviator Board believes that the stockholders of Aviator should vote FOR approval and adoption of the Merger Agreement and the Consolidation. The following are the reasons considered by the Aviator Board to be material in its decision to approve and adopt the Investment Agreement and the Consolidation.

    NEED FOR OPERATING CAPITAL AT AVIATOR. The Aviator Board considered that the company had suffered continuing and growing losses since it began its brewing operations in August 1995. Aviator suffered losses of $394,640 and $1,157,706, respectively, in calendar years 1995 and 1996. The losses have seriously eroded Aviator's cash position. Cash and cash equivalents decreased $207,183 to $19,218 at December 31, 1996 from $226,401 at December 31, 1995.
Between December 31, 1995 and December 31, 1996 Aviator's accounts payable increased $405,258 to $607,570. The past due portion of Aviator's debt increased from

$343,394 to $583,653 between December 31, 1996 and March 31, 1997, indicating further weakening of Aviator's financial condition in 1997.

    The Aviator Board considered the operating losses to materially adversely affect the value of the Aviator common stock and to materially adversely affect the ability of Aviator to continue operations. The Aviator Board also considered the probable value of Aviator's common stock in the event Aviator could no longer continue business operations. The Aviator Board considered the likelihood of a general business failure if the Merger Agreement was not approved, the Consolidation completed and the Investment made. The Aviator Board considered the likelihood that the shares received by its public shareholders from UCB in exchange for the Aviator shares will be more valuable than the cumulative value of Aviator's assets if the Merger Agreement is not approved, the Consolidation completed, and the Investment made.

    FINANCIAL PRESENTATION BY BLACK & COMPANY. The Aviator Board approved the terms of the Merger Agreement and Consolidation in reliance on the financial presentation by Black, including Black's analysis of the fairness of the consideration to be received by Aviator's shareholders pursuant to the Merger Agreement and the Investment Agreement from a financial point of view. See "Opinions of Black & Company."

    OWNERSHIP IN COMBINED COMPANIES. Approval of the Merger Agreement and Consolidation will result in the exchange of all Aviator Common Stock for Common Stock of UCB. The Aviator Board believes that UCB Common Stock will be approved for trading on the Nasdaq Small Cap Market which will make the UCB Common Stock considerably more liquid than the Aviator Common Stock currently held by the shareholders. The Aviator Board considered the prospects for greater liquidity for the holders of Aviator Common Stock to be a significant positive aspect of the Consolidation.

    INDUSTRY CONDITIONS AND ALTERNATIVE FINANCING STRATEGIES. The Aviator Board has considered, among other factors, industry conditions and alternatives to the Merger Agreement and Consolidation. In general, the Aviator Board considered that Aviator is thinly capitalized at a time of shakeout in the microbrew industry. The Aviator Board considered the impacts of the shakeout, including:
(i) a sharp fall in the stock prices for all major microbrewery stocks; (ii) a sharp reduction in the rate of growth in microbrew beer sales in Aviator's major markets; and (iii) a general reluctance or refusal by lenders or equity investors to provide capital for the industry in general and Aviator in particular.

    The Aviator Board considered the perilous cash position of Aviator. Operating results are not sufficient to allow continued brewery operations by Aviator without additional sources of capital.

    The Board concluded that Aviator must take some action to avoid total loss due to lack of available capital to solve existing cash flow and operational challenges. Current market conditions and the cash positions of Aviator makes finding a source of cash imperative. Aviator has few, if any, alternatives, Aviator has received few unsolicited expressions of interest during the negotiations with UBA, even though the negotiations extended over several months. The Aviator Board believes, based in large part on information provided by WVI's financial advisor, Black & Company, that there is little hope of finding alternative sources of capital to meet the operating needs of the company.

    WILLINGNESS OF FOUNDER TO TRANSFER AND CANCEL SHARES. The Aviator Board has considered the beneficial effect to the Aviator shareholders of James W. Bernau's willingness to transfer certain shares to UBA and transfer other shares to UCB following Consolidation in consideration of: (i) forestalling any potential lawsuits from current shareholders of the Constituent Corporations and thus supporting the financial viability of UCB on an ongoing basis; (ii) inducing the investment by UBA in UCB, thus protecting Mr. Bernau's investment in the Constituent Corporations; and (iii) protecting Mr. Bernau's goodwill and general business reputation.

    INCREASED MANAGEMENT EXPERTISE. The Aviator Board believes, among other things, that following the Consolidation and subsequent investment by UBA, UCB will receive more extensive management oversight and assistance through directors, officers and key employees experienced in running large brewing operations, consolidating and managing the operations of several breweries across a large geographic region, marketing to consumers with a more diverse taste preference, and effectively dealing with suppliers and distributors. Some of these directors, officers and key employees are currently serving UCB, others have yet to be identified, recruited and retained. In addition, the Aviator Board believes that following the Consolidation and investment by UBA, UCB, by virtue of its size, strategic position and access to capital, would be able to attract significantly better management and brewing personnel than Aviator can alone.

    CANCELLATION OF DEBT TO AFFILIATES. On December 31, 1996, Aviator owed $881,012 to affiliated companies, primarily WVI and Nor'Wester. Aviator currently has no funds with which to repay the affiliated debt. In the event of liquidation, the Board considered the likelihood that the affiliates would demand payment, possible defenses to payment, and the possible legal costs associated with any dispute over payment of debts to affiliates. The Board also considered that as part of the Consolidation, the affiliated debt would be eliminated.

    OTHER CONSIDERATIONS. In the course of its deliberations, the Aviator Board reviewed a number of additional factors relevant to the Consolidation and Investment.

    In particular, the Aviator Board considered, among other matters, (i) the strategic importance of the Consolidation and the value expected to be achieved through the combination of Nor'Wester, WVI, Aviator, Bayhawk and Mile High; (ii) the impact of various strategic alternatives available to Aviator if the Consolidation and Investment were not consummated, including a recapitalization of Aviator combined with operational restructuring; and (iii) information concerning the business of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, including the prospects, financial performances and conditions, operations, managements and competitive positions of each company. The Aviator Board was aware of certain interests that certain directors, officers and stockholders had in the Consolidation, especially Mr. Bernau, but did not consider them to be significant or of a nature that would affect the objectivity of any director's determination that the Consolidation was in the best interests of the stockholders of Aviator. See "Interests of Certain Persons in the Consolidation" for a discussion of those interests.

    The Aviator Board also considered a number of potentially negative factors in its deliberations concerning the Consolidation, including (i) the loss of control of future operations of Aviator after the Consolidation and Investment;
(ii) the risk prior to or following consummation of the Consolidation that the trading price of Aviator may increase above its level at the time the Consolidation was negotiated; (iii) the risk that benefits sought to be achieved in the Consolidation will not be achieved; (iv) and the other risks described above under "Risk Factors."

    The principal factors considered by the Aviator Board in the determination of the exchange ratio for the Merger were (i) the stock price trading history of Aviator and other companies in the industry, including Nor'Wester; (ii) an analysis of the implied value of UCB Common Stock to be received per share of Aviator Common Stock based on the exchange ratio; (iii) financial results for and current financial condition of Aviator; (iv) advice from Black; (v) the likelihood of liquidation and the consequences of liquidation if the Consolidation is not completed and the Investment is not consummated; and (vi) the terms and conditions of the Investment Agreement and the Merger Agreement.

    In light of the current condition of Aviator, the condition of the craft beer industry in general, the need for additional capital, the lack of other alternatives, the potential benefits of the Consolidation, and the strengths brought to the organization by UBA, the Board unanimously recommends approval of the transaction.

BAYHAWK'S REASONS FOR THE CONSOLIDATION; RECOMMENDATIONS OF THE BOARD OF
  DIRECTORS OF BAYHAWK

    The Bayhawk Board believes that the stockholders of Bayhawk should vote FOR approval and adoption of the Merger Agreement and the Consolidation. The following are the reasons considered by the Bayhawk Board to be material in its decision to approve and adopt the Investment Agreement and the Consolidation.

    NEED FOR OPERATING CAPITAL AT BAYHAWK. The Bayhawk Board considered that the company had suffered continuing losses since it began its brewing operations in January 1995. Bayhawk suffered losses of $477,052 and $291,542, respectively, in calendar years 1995 and 1996. Cash and cash equivalents decreased $261,293 to $40,954 at December 31, 1996 from $302,247 at December 31, 1995.

    The Bayhawk Board considered the operating losses to materially adversely affect the value of the Bayhawk common stock and to materially adversely affect the ability of Bayhawk to continue operations. The Bayhawk Board also considered the probable value of Bayhawk's common stock in the event Bayhawk could no longer continue business operations. The Bayhawk Board considered the likelihood of a general business failure if the Merger Agreement was not approved, the Consolidation completed and the Investment made. The Bayhawk Board considered the likelihood that the shares received by its public shareholders from UCB in exchange for the Bayhawk shares will be more valuable than the cumulative value of Bayhawk's assets if the Merger Agreement is not approved, the Consolidation completed, and the Investment made.

    FINANCIAL PRESENTATION BY BLACK & COMPANY. The Bayhawk Board approved the terms of the Merger Agreement and Consolidation in reliance on the financial presentation by Black, including Black's analysis of the fairness of the consideration to be received by Bayhawk's shareholders pursuant to the Merger Agreement and the Investment Agreement from a financial point of view. See "Opinions of Black & Company."

    OWNERSHIP IN COMBINED COMPANIES. Approval of the Merger Agreement and Consolidation will result in the exchange of all Bayhawk Common Stock for Common Stock of UCB. The Bayhawk Board believes that UCB Common Stock will be approved for trading on the Nasdaq Small Cap Market which will make the UCB Common Stock considerably more liquid than the Bayhawk Common Stock currently held by the shareholders. The Bayhawk Board considered the prospects for greater liquidity for the holders of Bayhawk Common Stock to be a significant positive aspect of the Merger Agreement and Consolidation.

    INDUSTRY CONDITIONS AND ALTERNATIVE FINANCING STRATEGIES. The Bayhawk Board has considered, among other factors industry conditions and alternatives to the Merger Agreement and Consolidation. In general, the Bayhawk Board considered that Bayhawk is thinly capitalized at a time of shakeout in the microbrew industry. The Bayhawk Board considered the impacts of the shakeout, including:
(i) a sharp fall in the stock prices for all major microbrewery stocks; (ii) Bayhawk's general inability to penetrate the Southern California market at a level that would allow sustained operations based on operating results; and
(iii) a general reluctance or refusal by lenders or equity investors to provide capital for the industry in general and Bayhawk in particular.

    The Bayhawk Board considered the perilous cash position of Bayhawk. Operating results are not sufficient to allow continued brewery operations by Bayhawk without additional sources of capital.

    The Board concluded that Bayhawk must take some action to avoid total loss due to lack of available capital to solve existing cash flow and operational challenges. Current market conditions and the cash position of Bayhawk makes finding a source of cash imperative. Bayhawk has few, if any, alternatives. Bayhawk has received no unsolicited expressions of interest during the negotiations with UBA, even though the negotiations extended over several months. The Bayhawk Board believes, based in large part on information provided by WVI's financial advisor, Black, that there is little hope of finding alternative sources of cash to meet the operating needs of the company.

    WILLINGNESS OF FOUNDER TO TRANSFER AND CANCEL SHARES. The Bayhawk Board has considered the collateral beneficial effect on the Bayhawk shareholders of James
W. Bernau's willingness to transfer certain shares to UBA and transfer other shares to UCB following Consolidation in consideration of (i) forestalling any potential lawsuits from current shareholders of the Constituent Corporations and thus supporting the financial viability of UCB on an ongoing basis (ii) inducing the investment by UBA in UCB, thus protecting Bernau's investment in the Constituent Corporations; and (iii) protecting Bernau's goodwill and general business reputation.

    INCREASED MANAGEMENT EXPERTISE. The Bayhawk Board believes, among other things, that following the Consolidation and subsequent investment by UBA, UCB will receive more extensive management oversight and assistance through directors, officers and key employees experienced in running large brewing operations, consolidating and managing the operations of several breweries across a large geographic region, marketing to consumers with a more diverse taste preference, and effectively dealing with suppliers and distributors. Some of these directors, officers and key employees are currently serving UCB, others have yet to be identified, recruited and retained. In addition, the Bayhawk Board believes that following the Consolidation and investment by UBA, UCB, by virtue of its size, strategic position and access to capital, would be able to attract significantly better management and brewing personnel than Bayhawk can alone.

    CANCELLATION OF DEBT TO AFFILIATES. On December 31, 1996, Bayhawk owed $291,586 to affiliated companies, primarily WVI and Nor'Wester. Bayhawk currently has no funds with which to repay the affiliated debt. In the event of liquidation, the Board considered the likelihood that the affiliates would demand payment, possible defenses to payment, and the possible legal costs associated with any dispute over payment of debts to affiliates. The Board also considered that as part of the Consolidation, the affiliated debt would be eliminated.

    OTHER CONSIDERATIONS. In the course of its deliberations, the Bayhawk Board reviewed a number of additional factors relevant to the Consolidation and Investment.

    In particular, the Bayhawk Board considered, among other matters, (i) the strategic importance of the Consolidation and the value expected to be achieved through the combination of Nor'Wester, WVI, Aviator, Bayhawk and Mile High; (ii) the apparent lack of alternatives available to Bayhawk if the Consolidation and Investment were not consummated, including a recapitalization of Bayhawk combined with operational restructuring; and (iii) information concerning the business of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, including the prospects, financial performances and conditions, operations, managements and competitive positions of each company. The Bayhawk Board was aware of certain interests that certain directors, officers and stockholders had in the Consolidation, especially Mr. Bernau, but did not consider them to be significant or of a nature that would affect the objectivity of any director's determination that the Consolidation was in the best interests of the stockholders of Bayhawk. See "Interests of Certain Persons in the Consolidation and the Investment" for a discussion of those interests.

    The Bayhawk Board also considered a number of potentially negative factors in its deliberations concerning the Consolidation, including (i) the loss of control of future operations of Bayhawk after the Consolidation and Investment;
(ii) the risk prior to or following consummation of the Consolidation that the trading price of Bayhawk may increase above its level at the time the Consolidation was negotiated; (iii) the risk that benefits sought to be achieved in the Consolidation will not be achieved; (iv) and the other risks described above under "Risk Factors."

    The principal factors considered by the Bayhawk Board in the determination of the exchange ratio for the Merger were (i) the stock price trading history of Bayhawk and other companies in the industry, including Nor'Wester; (ii) an analysis of the implied value of UCB Common Stock to be received per share of Bayhawk Common Stock based on the exchange ratio; (iii) financial results for and current financial condition of Bayhawk; (iv) advice from Black; (v) the likelihood of liquidation and the consequences of liquidation if the Consolidation is not completed or the Investment is not consummated; and (vi) the terms and conditions of the Investment Agreement and the Merger Agreement.

    In light of the current condition of Bayhawk, the condition of the craft beer industry in general, the need for additional capital, the lack of other alternatives, the potential benefits of the consolidation, and the strengths brought to the organization by UBA, the Board unanimously recommends approval of the transaction.

MILE HIGH'S REASONS FOR THE CONSOLIDATION; RECOMMENDATIONS OF THE BOARD OF
  DIRECTORS OF MILE HIGH

    The Mile High Board believes that the stockholders of Mile High should vote FOR approval and adoption of the Merger Agreement and the Consolidation. The following are the reasons considered by the Mile High Board to be material in its decision to approve and adopt the Investment Agreement and the Consolidation.

    NEED FOR OPERATING CAPITAL AT MILE HIGH. The Mile High Board considered that the company had suffered continuing losses since it began its brewing operations in August 1995. Mile High suffered losses of $668,481 and $2,432,272, respectively, in calendar years 1995, and 1996. Mile High ceased brewing operations in November 1996 and began searching for potential buyers of Mile High's operating assets or for contract brewing opportunities. The 1996 loss figure included a $1,018,879 write down of operating assets. The losses have seriously eroded Mile High's cash position. Cash and cash equivalents decreased $349,371 to $30,320 at December 31, 1996 from $379,691 at December 31, 1995.
Between December 31, 1995 and December 31, 1996 Mile High's accounts payable increased $672,914 to $816,664. At December 31, 1996, the bulk of Mile High's accounts payable were past due.

    The Mile High Board considered the losses, which resulted in the termination of its normal operations in November 1996, to materially adversely affect the value of the Mile High Common Stock. The Mile High Board considered the likelihood of a general business failure and liquidation if the Merger Agreement was not approved, the Consolidation completed and the Investment made. The Mile High Board considered the likelihood that the shares received by its public shareholders from UCB in exchange for the Mile High shares will be more valuable than the cumulative value of Mile High's assets if the Merger Agreement is not approved, the Consolidation completed, and the Investment made.

    FINANCIAL PRESENTATION BY BLACK & COMPANY. The Mile High Board approved the terms of the Merger Agreement and Consolidation in reliance on the financial presentation by Black, including Black's analysis of the fairness of the consideration to be received by Mile High's shareholders pursuant to the Merger Agreement and the Investment Agreement from a financial point of view. See "Opinions of Black & Company."

    OWNERSHIP IN COMBINED COMPANIES. Approval of the Merger Agreement and Consolidation will result in the exchange of all Mile High Common Stock for Common Stock of UCB. The Mile High Board believes that UCB Common Stock will be approved for trading on the Nasdaq Small Cap Market which will make the UCB Common Stock considerably more liquid than the Mile High Common Stock currently held by the shareholders. The Mile High Board considered the prospects for greater liquidity for the holders of Mile High Common Stock to be a significant positive aspect of the Merger Agreement and Consolidation.

    INDUSTRY CONDITIONS AND ALTERNATIVE FINANCING STRATEGIES. The Mile High Board has considered, among other factors, industry conditions and alternatives to the Merger Agreement and Consolidation. In general, the Mile High Board considered that Mile High is without current assets at a time of shakeout in the microbrew industry. The Mile High Board considered the impacts of the shakeout, including: (i) a sharp fall in the stock prices for all major microbrewery stocks; (ii) Mile High`s general inability to penetrate the Colorado market at a level that would allow sustained operations based on operating results; and
(iii) a
general reluctance or refusal by lenders or equity investors to provide capital for the industry in general and Mile High in particular.

    The Mile High Board considered the perilous cash position of Mile High. Operating results are not sufficient to allow Mile High to preserve assets from liquidation by unpaid creditors without additional sources of capital.

    The Board concluded that Mile High must take some action to avoid total loss due to lack of available capital to solve existing cash flow problems. Current market conditions and the cash position of Mile High makes finding a source of cash imperative. Mile High has few, if any, alternatives. Mile High has received few unsolicited expressions of interest during the negotiations with UBA, even though the negotiations extended over several months. The Mile High Board believes, based in large part on information provided by WVI's financial advisor, Black & Company, that there is little hope of finding alternative sources of cash to meet the operating needs of the company.

    WILLINGNESS OF FOUNDER TO TRANSFER AND CANCEL SHARES. The Mile High Board has considered the collateral beneficial effect on the Mile High shareholders of James W. Bernau's willingness to transfer certain shares to UBA and transfer other shares to UCB following Consolidation in consideration of: (i) forestalling any potential lawsuits from current shareholders of the Constituent Corporations and thus supporting the financial viability of UCB on an ongoing basis; (ii) inducing the investment by UBA in UCB, thus protecting Bernau's investment in the Constituent Corporations; and (iii) protecting Bernau's goodwill and general business reputation.

    INCREASED MANAGEMENT EXPERTISE. The Mile High Board believes, among other things, that following the Consolidation and subsequent investment by UBA, UCB will receive more extensive management oversight and assistance through directors, officers and key employees experienced in running large brewing operations, consolidating and managing the operations of several breweries across a large geographic region, marketing to consumers with a more diverse taste preference, and effectively dealing with suppliers and distributors. Some of these directors, officers and key employees are currently serving UCB, others have yet to be identified, recruited and retained. In addition, the Mile High Board believes that following the Consolidation and investment by UBA, UCB, by virtue of its size, strategic position and access to capital, would be able to attract significantly better management and brewing personnel than Mile High can alone.

    CANCELLATION OF DEBT TO AFFILIATES. On December 31, 1996, Mile High owed $1,834,547 to affiliated companies, primarily WVI and Nor'Wester. Mile High currently has no funds with which to repay the affiliated debt. In the event of liquidation, the Board considered the likelihood that the affiliates would demand payment, possible defenses to payment, and the possible legal costs associated with any dispute over payment of debts to affiliates. The Board also considered that as part of the Consolidation, the affiliated debt would be eliminated.

    OTHER CONSIDERATIONS. In the course of its deliberations, the Mile High Board reviewed a number of additional factors relevant to the Consolidation and Investment.

    In particular, the Mile High Board considered, among other matters, (i) the strategic importance of the Consolidation and the value expected to be achieved through the combination of Nor'Wester, WVI, Aviator, Bay Hawk and Mile High;
(ii) the apparent lack of strategic alternatives available to Mile High if the Consolidation and Investment were not consummated; and (iii) information concerning the business of Nor'Wester, WVI, Aviator, Bay Hawk and Mile High, including the prospects, financial performances and conditions, operations, managements and competitive positions of each company. The Mile High Board was aware of certain interests that certain directors, officers and stockholders had in the Consolidation, especially Mr. Bernau, but did not consider them to be significant or of a nature that would affect the objectivity of any director's determination that the Consolidation was in the best interests of the stockholders of Mile High. See "Interests of Certain Persons in the Consolidation and the Investment" for a discussion of those interests.

    The Mile High Board also considered a number of potentially negative factors in its deliberations concerning the Consolidation, including (i) the loss of control of future operations of Mile High after the Consolidation and Investment; (ii) the risk prior to or following consummation of the Consolidation that the trading price of Mile High may increase above its level at the time the Consolidation was negotiated; (iii) the risk that benefits sought to be achieved in the Consolidation will not be achieved; (iv) and the other risks described above under "Risk Factors."

    The principal factors considered by the Mile High Board in the determination of the exchange ratio for the Merger were (i) the stock price trading history of Mile High and other companies in the industry, including Nor'Wester; (ii) an analysis of the implied value of UCB Common Stock to be received per share of Mile High Common Stock based on the exchange ratio; (iii) financial results for and current financial condition of Mile High; (iv) advice from Black; (v) the likelihood of liquidation and the consequences of liquidation if the Consolidation is not completed or the investment consummated; and (vi) the terms and conditions of the Investment Agreement and the Merger Agreement.

    In light of the current condition of Mile High, the condition of the craft beer industry in general, the need for additional capital, the lack of other alternatives, the potential benefits of the consolidation, and the strengths brought to the organization by UBA, the Board unanimously recommends approval of the transaction.

FAILURE TO APPROVE THE CONSOLIDATION

    Consolidation of the operations of the Constituent Corporations under UCB and receipt of the investment from UBA is conditioned upon the approval of the Merger Agreement by the respective shareholders of each of the Constituent Corporations. Without consummation of the Consolidation and receipt of the investment by UBA, the Constituent Corporations believe that one or more of their businesses would suffer a general failure due to their poor financial condition.

    Moreover, the Constituent Corporations, and their shareholders indirectly, have incurred and are expected to further incur substantial costs in an amount estimated to be $1.3 million in connection with the analysis, planning, documentation and approval process related to the Consolidation and Investment. In the event that the shareholders of the Constituent Corporations do not approve the Consolidation, the above-mentioned costs will be shared on a pro rata basis among the Companies in accordance with an expense sharing arrangement which provides that each Constituent Corporation will pay its share of the costs based on the ratio of shares of UCB which its shareholders (other than Jim Bernau) would have received in the Consolidation to the total shares of UCB which would have been received by the shareholders of all the Companies (excluding Jim Bernau). Common costs under the expense sharing arrangement include, without limitation, payment of fees and costs payable to the investment bankers, legal counsel and the public accounting firm which have provided counsel to the Constituent Corporations in connection with the Consolidation and investment by UBA.

    In addition, if the shareholders of the Constituent Corporations do not approve the Consolidation, then no further monies will be advanced by UBA under the Bridge Loans, Nor'Wester will be forced to repay the entire amount of Bridge Loan funds within sixty (60) days following disapproval of the Consolidation, all of the Constituent Corporations will be forced to seek financing from third parties to provide cash for continuing operations and if unable to do so, would be forced to cease business operations. As of July 21, 1997, Nor'Wester had borrowed $2.537 million of the $2.75 million available from UBA under the Bridge Loans. Should Nor'Wester be forced to repay to UBA the amounts borrowed, each of the other Constituent Corporations in turn will be required to pay Nor'Wester a portion of the bridge loan amount which was utilized by such company.

OPINION OF NEEDHAM & COMPANY, INC.

    Nor'Wester retained Needham to act as a financial advisor to Nor'Wester in connection with the proposed Consolidation and Investment. In connection with this engagement, Nor'Wester requested Needham to render an opinion as to whether or not the exchange ratio to be provided for in the Merger Agreement with respect to the shares of UCB to be issued to the shareholders of Nor'Wester (other than James W. Bernau) pursuant to the Merger Agreement (the "Nor'Wester Exchange Ratio") and the Investment Agreement are fair to such shareholders from a financial point of view. Needham was not requested to, and did not, make any recommendation to the Nor'Wester Board as to the Nor'Wester Exchange Ratio nor as to the percentage of shares of UCB to be issued to and received by UBA pursuant to the Investment Agreement, which exchange ratio and percentage were determined through arm's length negotiations among Nor'Wester, the other Constituent Corporations, and UBA.

    At a telephonic meeting of the Board of Directors of Nor'Wester on May 12, 1997, Needham delivered its written opinion that, as of such date and based upon and subject to certain assumptions and other matters described in its written opinion, the consideration to be received by the shareholders of Nor'Wester (other than Mr. Bernau) pursuant to the Merger Agreement and the Investment Agreement is fair to such shareholders from a financial point of view. NEEDHAM'S OPINION IS ADDRESSED TO THE NOR'WESTER BOARD OF DIRECTORS, IS DIRECTED ONLY TO THE FINANCIAL TERMS OF THE MERGER AGREEMENT AND THE INVESTMENT AGREEMENT, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER OF NOR'WESTER OR ANY OTHER CONSTITUENT CORPORATION AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE NOR'WESTER ANNUAL MEETING OR ANY OTHER ANNUAL MEETING OF ANY CONSTITUENT CORPORATION.

    Needham is not expressing any opinion as to what the value of UCB Common Stock will be when issued to the shareholders of Nor'Wester pursuant to the Consolidation or the prices at which UCB Common Stock will actually trade at any time. The complete text of the May 12, 1997 opinion (the "Needham Opinion"), which sets forth the assumptions made, matters considered, and limitations on and scope of the review undertaken by Needham, is attached to this Proxy Statement/Prospectus as Annex C, and the summary of the Needham Opinion set forth in this Proxy Statement/Prospectus is qualified in its entirety by reference to the Needham Opinion. NOR'WESTER SHAREHOLDERS ARE URGED TO READ THE NEEDHAM OPINION CAREFULLY AND IN ITS ENTIRETY FOR A DESCRIPTION OF THE PROCEDURES FOLLOWED, THE FACTORS CONSIDERED, AND THE ASSUMPTIONS MADE BY NEEDHAM.

    In arriving at its opinion, Needham, among other things, (i) reviewed the Investment Agreement; (ii) reviewed a draft of the Amendment to the Investment Agreement dated April 16, 1997; (iii) reviewed a draft of the Merger Agreement dated April 21, 1997; (iv) reviewed certain other documents relating to the Consolidation and the Investment, including drafts of this Proxy Statement/Prospectus; (v) reviewed certain publicly available information concerning Nor'Wester and the other Constituent Corporations and certain other relevant financial and operating data of Nor'Wester and the other Constituent Corporations made available from the internal records of Nor'Wester and the other Constituent Corporations; (vi) reviewed the historical stock prices and trading volumes of Nor'Wester's and, to the extent available, the other Constituent Corporations' common stock; (vii) held discussions with members of senior management of Nor'Wester and the other Constituent Corporations concerning the current and future business prospects of Nor'Wester and the other Constituent Corporations, including Nor'Wester's management's views as to the anticipated adverse effects on Nor'Wester's business, assets, liabilities, operations and prospects that management believes would occur if Nor'Wester were not to enter into the Consolidation and the Investment and Nor'Wester's liquidity and solvency concerns; (viii) held discussions with members of senior management of UBA concerning the business prospects of UCB, including such management's views as to the organization of and strategies with respect to UCB;
(ix) reviewed certain financial forecasts and projections of Nor'Wester and the other Constituent Corporations prepared by the respective managements of Nor'Wester and the other Constituent Corporations; (x) compared certain publicly available financial data of companies whose securities are publicly traded, which Needham deemed generally comparable to the businesses of Nor'Wester and the other Constituent Corporations, to similar data for Nor'Wester and the other Constituent Corporations; (xi) reviewed the financial terms of certain other business combinations that Needham deemed generally relevant; and (xii) performed and/or considered such other studies, analyses, inquiries and investigations as Needham deemed appropriate.

    Needham assumed and relied upon, without independent verification, the accuracy and completeness of the information it reviewed for purposes of its opinion. With respect to the financial forecasts of Nor'Wester and the other Constituent Corporations provided to Needham by the respective managements of Nor'Wester and the other Constituent Corporations, Needham assumed that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements, at the time of preparation, of the future operating and financial performance of Nor'Wester and the other Constituent Corporations and that the strategic and operating benefits anticipated by such managements will be realized from the Consolidation (it being noted that such managements did not, due to the financial conditions of the Constituent Corporations, prepare forecasts for each Constituent Corporation as an independent operating entity assuming the Consolidation and Investment did not occur). Needham also assumed that there were no material changes in Nor'Wester's or the other Constituent Corporations' assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to Needham and that all material liabilities (contingent or otherwise, known or unknown) of the Constituent Corporations are as set forth in their respective financial statements. In rendering its opinion, Needham assumed that shareholders of Nor'Wester will not recognize any gain or loss for federal income tax purposes as a result of the Consolidation, the Consolidation would be accounted for as a purchase under generally accepted accounting principles, and that no adjustments will be made to the respective exchange ratios or the number of shares of UCB Common Stock to be issued, as set forth in the draft of the Amendment dated April 16, 1997 and the draft of the Merger Agreement dated April 21, 1997. Needham did not assume any responsibility for or make or obtain any independent evaluation, appraisal or physical inspection of the assets or liabilities of Nor'Wester, any of the other Constituent Corporations, UCB or UBA. The Needham Opinion states that it was based on economic, monetary and market conditions existing as of the date of such opinion. Furthermore, Needham expresses no opinion as to what the value of UCB Common Stock will be when issued to the shareholders of Nor'Wester pursuant to the Consolidation or the prices at which UCB Common Stock will actually trade at any time.

    Based on this information, Needham performed a variety of financial analyses of the Consolidation and Investment. The following paragraphs summarize the significant financial analyses performed by Needham in arriving at its opinion presented to the Nor'Wester Board of Directors.

    CONTRIBUTION ANALYSIS. Needham reviewed and analyzed the pro forma contribution of Nor'Wester to the pro forma combined operational and financial information as of and for the twelve months ended December 31, 1996 and for projected calendar 1997 for all of the Constituent Corporations, assuming no consolidation adjustments. Needham noted that projected calendar 1997 amounts for Nor'Wester assumed 100% ownership by Nor'Wester of North Country Joint Venture, LLC, transfer of cooperative brewing under the Alliance from WVI facilities to North Country Joint Venture, LLC, and consummation of the Investment. Needham reviewed, among other things, the pro forma contributions to net revenues, net loss, and total assets, and reviewed the pro forma contributions to barrels sold and barrel capacity. Based on this analysis, Nor'Wester contributed 62.8% of 1996 pro forma combined net revenues, 77.5% of projected 1997 pro forma combined net revenues, 52.8% of 1996 pro forma combined net loss, 69.4% of projected 1997 pro forma combined net loss, and 73.2% of pro forma combined assets as of December 31, 1996. In addition, based on this analysis, Nor'Wester contributed 71.9% of 1996 barrels sold, 76.1% of projected 1997 barrels sold, and 40.1% of 1996 barrel capacity. Based on the Merger Agreement, Nor'Wester's shareholders (other than Bernau) will own approximately 66.2% of shares of UCB to be held by the shareholders of the Constituent Corporations (other than Bernau) after the Consolidation and the Investment. The results of the contribution analysis are not necessarily indicative of the contributions that the respective businesses may have in the future.

    COMPARABLE COMPANY ANALYSIS. Needham compared selected historical and projected operating and stock market data and operating and financial ratios for Nor'Wester and for the other Constituent Corporations, on a pro forma combined basis, to the corresponding data and ratios of certain publicly traded microbrewery companies which it deemed generally comparable to the Constituent Corporations. Such data and ratios included total market capitalization to historical and projected revenue, price per share to historical and projected earnings per share and market value to historical book value.

    Companies deemed to be generally comparable to the Constituent Corporations included The Boston Beer Company, Inc., The Lion Brewery, Inc., Minnesota Brewing Company, Pete's Brewing Company, Pyramid Breweries Inc., Redhook Ale Brewery, Incorporated, and Rock Bottom Restaurants, Inc.

    For the comparable companies, the multiples of total market capitalization to last twelve months ("LTM") revenues ranged from 0.2 to 1.7 with a mean of 0.7 and a median of 0.7; the multiples of market capitalization to projected 1997 revenues ranged from 0.2 to 1.2 with a mean of 0.6 and a median of 0.6; the LTM price-earnings multiples ranged from 7.3 to 39.8 with a mean of 23.1 and a median of 23.4; the projected 1997 price-earnings multiples ranged from 5.0 to
22.0 with a mean of 16.1 and a median of 17.0; and the multiples of market value to historical book value ranged from 0.6 to 2.3 with a mean of 1.2 and a median of 1.1.

    These ratios compared with the following ratios for Nor'Wester, calculated based on the $1.875 per share closing bid price of Nor'Wester Common Stock on May 6, 1997: total market capitalization to LTM revenues of 1.7; total market capitalization to projected 1997 revenues of 1.3; and market value to historical book value multiple of 0.8. Price-earnings multiples were not deemed meaningful since Nor'Wester reported a net loss in 1996 and is projected to report a net loss in 1997.

    COMPARABLE TRANSACTION ANALYSIS. Needham also analyzed publicly available financial information for eleven selected mergers and acquisitions with aggregate transaction values of between $10 million and $50 million (the "Comparable Size Transactions"), ten selected mergers and acquisitions of companies in the beverage industry, and ten selected mergers and acquisitions of companies in the brewery industry. Needham noted that the Comparable Size Transactions provided insight into general market conditions but was not insightful with respect to Nor'Wester's microbrewery marketplace, and that analysis of the comparable beverage industry and brewery industry transactions was made difficult due to the lack of detailed publicly available information. Accordingly, Needham placed relatively less emphasis on this analysis.

    LIQUIDATION VALUE ANALYSIS. Needham conducted a liquidation value analysis of each of the Constituent Corporations (other than WVI, which is a holding company) to analyze possible scenarios in the event the Consolidation and the Investment was not consummated and additional sources of liquidity were not available to such Constituent Corporations. Needham's analysis reviewed the possible values of such Constituent Corporations' net assets in a liquidation based upon three possible scenarios. These scenarios were based upon different assumptions with respect to, among other things, the percentages of the book value of tangible assets on the respective December 31, 1996 balance sheets that may be realized upon a liquidation and the amount of transaction expenses as a percentage of values realized. Needham also noted that at December 31, 1996, Nor'Wester was in default under its $1.0 million credit facility and was not in compliance with certain financial covenants under both its $1.0 million credit facility and $2.0 million term loan. The results of this analysis showed that the net values estimated to be realized upon liquidation of Nor'Wester's assets, less its liabilities, were $0.8 million, $4.5 million, and $7.2 million in the three possible scenarios; the amounts estimated to be received from the sale of Aviator's assets upon liquidation would be insufficient to cover the book value of Aviator's liabilities as of December 31, 1996 in the first possible scenario by $0.1 million and the net values estimated to be realized upon liquidation of Aviator's assets, less its liabilities, in the other two possible scenarios were $0.7 million and $1.1 million; the net values estimated to be realized upon liquidation of Bayhawk's assets, less its liabilities, in the three possible scenarios were $0.3 million, $0.5 million, and $0.7 million; and the amounts estimated to be received from the sale of Mile High's assets upon liquidation would be insufficient to cover the book value of Mile High's liabilities as of December 31, 1996 in two possible scenarios by $0.9 million and $0.3 million, and the net value estimated to be realized upon liquidation of Mile High's assets, less its liabilities, in the third possible scenario, was $0.1 million.

    No company or transaction used in any comparable analysis as a comparison is identical to Nor'Wester, any other Constituent Corporation, UCB, the Consolidation, or the Investment. Accordingly, these analyses are not simply mathematical; rather, they involve complex considerations and judgments concerning differences in the financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies and transactions to which they are being compared.

    The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, Needham believes that its analyses must be considered as a whole and that considering any portions of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Needham made numerous assumptions with respect to industry performance, general business and economic and other matters, many of which are beyond the control of Nor'Wester, any of the other Constituent Corporations, UCB or UBA. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable as set forth therein. Additionally, analyses relating to the values of business or assets do not purport to be appraisals or necessarily reflect the prices at which businesses or assets may actually be sold.

    Pursuant to the terms of the engagement letter dated January 27, 1997, as amended, among Needham, Black, Nor'Wester and WVI, Nor'Wester and WVI have agreed to pay Needham a fee of $142,500 for services rendered in connection with the Consolidation and the Investment. One-half of the aggregate fees payable to Needham ($71,250) will be paid in cash and the remainder will be paid in UCB stock valued at $5.25 per share (13,572 shares). Nor'Wester and WVI have also agreed to reimburse Needham for its reasonable out-of-pocket expenses and to indemnify Needham against certain liabilities relating to or arising out of services performed by Needham as financial advisor to Nor'Wester and WVI.

    Needham is a nationally recognized investment banking firm. As part of its investment banking services, Needham is frequently engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and other purposes. Needham was retained by the Nor'Wester and WVI Boards of Directors to act as a financial advisor in connection with the Consolidation and the Investment based on Needham's experience as a financial advisor in mergers and acquisitions as well as Needham's familiarity with the microbrewery industry. In the normal course of its business, Needham may actively trade the equity securities of Nor'Wester for its own account or for the account of its customers and, therefore, may at any time hold a long or short position in such securities.

OPINIONS OF BLACK & COMPANY

    Nor'Wester and WVI retained Black to act as financial advisor to Nor'Wester and WVI in connection with the proposed transaction with UBA. In connection with this engagement, Black was asked to render an opinion as to whether the consideration to be received by the shareholders of each of WVI, Aviator, Bayhawk and Mile High (other than James W. Bernau) pursuant to the Merger Agreement and the Investment Agreement was fair to such shareholders from a financial point of view. Black was not requested to, and did not, make any recommendation to the respective Boards of WVI, Aviator, Bayhawk and Mile High as to the exchange ratios nor as to the percentage of shares of UCB to be issued to and received by UBA pursuant to the Investment Agreement, which exchange ratios and percentage were determined through arm's length negotiations among Nor'Wester, the other Constituent Corporations, and UBA.

    At telephonic meetings of the Boards of Directors of WVI and Bayhawk on May 12, 1997 and at a telephonic meeting of the Board of Directors of Aviator on May 13, 1997, Black delivered its written opinion that, as of such date and based upon and subject to certain assumptions and other matters described in its written opinion, the consideration to be received by the shareholders of each of WVI, Aviator, Bayhawk and Mile High (other than Mr. Bernau) pursuant to the Merger Agreement and the Investment Agreement is fair to such shareholders from a financial point of view. Black's opinion is addressed to the respective Boards of Directors of WVI, Aviator, Bayhawk and Mile High, is directed only to the financial terms of the Merger Agreement and the Investment Agreement, and does not constitute a recommendation to any shareholder of WVI, Aviator, Bayhawk or Mile High as to how such shareholder should vote at the Annual Meeting of any Constituent Corporation.

    Black is not expressing any opinion as to what the value of UCB Common Stock will be when issued pursuant to the Consolidation of the prices at which UCB Common Stock will trade at any time. The complete text of the May 12, 1997 opinion (the "Black Opinion"), which sets forth the assumptions made, matters considered, and limitations on and scope of the review undertaken by Black, is attached to this Proxy Statement/Prospectus as Annex D, and the summary of the Black Opinion set forth in this Proxy Statement/Prospectus is qualified in its entirety by reference to the Black Opinion. WVI, Aviator, Bayhawk and Mile High shareholders are urged to read the Black Opinion carefully and in its entirety for a description of the procedures followed, the factors considered, and the assumptions made by Black.

    In arriving at its opinion, Black, among other things, (i) reviewed the Investment Agreement and the Merger Agreement; (ii) reviewed certain other documents relating to the Merger Agreement and the Investment Agreement, including drafts of this Proxy Statement/Prospectus; (iii) reviewed certain publicly available information concerning the Constituent Corporations and certain other relevant financial and operating data of the Constituent Corporations made available from the internal records of the Constituent Corporations; (iv) held discussions with members of senior management of the Constituent Corporations concerning the current and future business prospects of the Constituent Corporations, including the views of such managements as to the anticipated adverse effects on the respective businesses, assets, liabilities, operations and prospects that would occur if each of the Constituent Corporations were not to enter into the Consolidation and the Investment and the liquidity and solvency concerns of the Constituent Corporations; (v) held discussions with members of senior management of UBA concerning the business prospects of UCB, including such management's views as to the organization of and strategies with respect to UCB; (vi) reviewed certain financial forecasts and projections of the Constituent Corporations prepared by the managements of each of the Constituent Corporations; (vii) reviewed the recent reported prices and trading activity for the common stock of certain other companies engaged in business Black considered comparable to those of the Constituent Corporations and compared certain publicly available financial data for those comparable companies to similar data for the Constituent Corporations; (viii) reviewed the financial terms of certain other merger and acquisition transactions that Black deemed generally relevant; (ix) analyzed the range of possible outcomes of a liquidation of each of WVI, Aviator, Bayhawk and Mile High; and (x) performed and/or considered such other studies, analyses, inquiries and investigations as Black deemed appropriate.

    Black assumed and relied upon, without independent verification, the accuracy and completeness of the information it reviewed for purposes of its opinion. With respect to the financial forecasts of the Constituent Corporations provided to Black by the managements of each of the Constituent Corporations, Black assumed that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements, at the time of preparation, of the future operating and financial performance of the Constituent Corporations and that the strategic and operating benefits anticipated by such managements will be realized from the Consolidation (it being noted that such managements did not, due to the financial conditions of the Constituent Corporations, prepare forecasts for each Constituent Corporations as an independent operating entity assuming the Consolidation and Investment did not occur.) Black also assumed that there were no material changes in the Constituent Corporations' assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to Black and that all material liabilities (contingent or other, known or unknown) of the Constituent Corporations are as set forth in their respective financial statements. Black did not assume any responsibility for or make or obtain any independent evaluation, appraisal or physical inspection of the assets or liabilities of any of the Constituent Corporations, UCB or UBA. The Black Opinion states that it was based on economic, monetary and market conditions existing as of the date of such opinion. Furthermore, Black expresses no opinion as to what the value of UCB Common Stock will be when issued pursuant to the Consolidation or the prices at which UCB Common Stock will actually trade at any time.

    Based on this information, Black performed a variety of financial analyses of the Consolidation and Investment. The following paragraphs summarize the significant financial analyses performed by Black in arriving at its opinion presented to the Board of Directors of each of WVI, Aviator, Bayhawk and Mile High.

    CONTRIBUTION ANALYSIS. Black reviewed and analyzed the pro forma contribution of Nor'Wester to the pro forma combined operational and financial information as of and for the twelve months ended December 31, 1996 and for projected calendar 1997 for all of the other Constituent Corporations, assuming no consolidation adjustments. Black noted that projected calendar 1997 amounts for Nor'Wester assumed 100 percent ownership by Nor'Wester of North Country Joint Venture, LLC, transfer of cooperative brewing under the Alliance from WVI facilities to North Country Joint Venture, LLC, and consummation of the Investment. Black reviewed, among other things, the pro forma contributions to net revenues, net loss, and total assets, and reviewed the pro forma contributions to barrels sold and barrel capacity. Based on this analysis, the Constituent Corporations other than Nor'Wester contributed 37.2 percent of 1996 pro forma combined net revenues, 22.5 percent of projected 1997 pro forma combined net revenues, 47.2 percent of 1996 pro forma combined net loss, 30.6 percent of projected 1997 pro forma combined net loss, and 26.8 percent of pro forma combined assets as of December 31, 1996. In addition, based on this analysis, the Constituent Corporations other than Nor'Wester contributed 28.1 percent of 1996 barrels sold, 23.9 percent of projected 1997 barrels sold, and
59.9 percent of 1996 barrel capacity. Based on the Merger Agreement, shareholders of Aviator, Bayhawk and Mile High, (other than WVI), and shareholders of WVI (other than Bernau) will own approximately 33 percent of shares of UCB to be held by the shareholders of the Constituent Corporations (other than Bernau) after the Consolidation and the Investment. The results of the contribution analysis are not necessarily indicative of the contributions that the respective businesses may have in the future. Black did not conduct a contribution analysis with respect to each of WVI, Aviator, Bayhawk and Mile High individually. Because in Black's view the business of each of Aviator, Bayhawk and Mile High had not matured, Mile High was no longer conducting operations and there continued to be substantial doubt as to whether Aviator or Bayhawk could operate independently as a solvent enterprise, Black did not consider such an analysis of each of these companies to be meaningful.

    COMPARABLE COMPANY ANALYSIS. Black compared selected historical and projected operating and stock market data and operating and financial ratios for Nor'Wester and for the other Constituent Corporations, on an individual and a pro forma combined basis, to the corresponding data and ratios of certain publicly traded microbrewery companies which it deemed generally comparable to the Constituent Corporations. Such data and ratios included total market capitalization to historical and projected revenue, price per share to historical and projected earnings per share and market value to historical book value.

    Companies deemed to be generally comparable to the Constituent Corporations included The Boston Beer Company, Inc., The Lion Brewery, Inc., Minnesota Brewing Company, Pete's Brewing Company, Pyramid Breweries Inc., Redhook Ale Brewery, Incorporated, and Rock Bottom Restaurants, Inc.

    For the comparable companies, the multiples of total market capitalization to last twelve months ("LTM") revenues ranged from 0.2 to 1.7 with a mean of 0.7 and a median of 0.7; the multiples of market capitalization to projected 1997 revenues ranged from 0.2 to 1.2 with a mean of 0.6 and a median of 0.6; the LTM price-earnings multiples ranged from 7.3 to 39.8 with a mean of 23.1 and a median of 23.4; the projected 1997 price-earnings multiples ranged from 5.0 to
22.0 with a mean of 16.1 and a median of 17.0; and the multiples of market value to historical book value ranged from 0.6 to 2.3 with a mean of 1.2 and a median of 1.1.

    These ratios could not be calculated for any of the Constituent Corporations other than Nor'Wester since there is no public market for the stock of any of the Constituent Corporations other than Nor'Wester. In addition, price earnings multiples were not deemed meaningful since each of the Constituent Corporations reported a net loss in 1996 and is projected to report a net loss in 1997.

    COMPARABLE TRANSACTION ANALYSIS. Black also analyzed publicly available financial information for ten selected mergers and acquisitions of companies in the beverage industry. Black noted that analysis of the comparable beverage industry and brewery industry transactions was difficult due to the lack of detailed publicly available information. Accordingly, Black placed relatively less emphasis on this analysis.

    LIQUIDATION VALUE ANALYSIS. Black conducted a liquidation value analysis of each of the Constituent Corporations (other than WVI, which is a holding company) to analyze if the Consolidation and the Investment were not consummated and additional sources of liquidity were not available to such Constituent Corporations. Black's analysis reviewed the possible values of such Constituent Corporations' net assets in a liquidation based upon three possible scenarios. These scenarios were based upon different assumptions with respect to, among other things, the percentages of the book value of tangible assets on the respective December 31, 1996 balance sheets that may be realized upon a liquidation and the amount of transaction expenses as a percentage of values realized. Black also noted that at December 31, 1996 Nor'Wester was in default under its $1.0 million credit facility and was not in compliance with certain financial covenants under both its $1.0 million credit facility and $2.0 million term loan. The results of this analysis showed that the net values estimated to be realized upon liquidation of Nor'Wester's assets, less its liabilities, were $0.8 million, $4.5 million, and $7.2 million in the three possible scenarios; the amounts estimated to be received from the sale of Aviator's assets upon liquidation would be insufficient to cover the book value of Aviator's liabilities as of December 31, 1996 in the first possible scenario by $0.4 million, and the net values estimated to be realized upon liquidation of Aviator's assets, less its liabilities, in the other two possible scenarios were $0.3 million and $0.9 million; the net values estimated to be realized upon liquidation of Bayhawk's assets, less its liabilities, in the three possible scenarios were $0.1 million, $0.3 million, and $0.5 million; and the amounts estimated to be received from the sale of Mile High's assets upon liquidation would be insufficient to cover the book value of Mile High's liabilities as of December 31, 1996 in the three possible scenarios by $2.0 million, $1.4 million, and $1.0 million.

    Black noted to the Boards that it understood that WVI had entered into a Founder's Escrow Agreement with the Oregon Department of Consumer and Business Services providing that, in the event of a liquidation of Aviator, Bayhawk or Mile High, WVI will not receive any amounts with respect to the shares of such corporation that WVI originally acquired prior to the receipt by all of the public shareholders of that corporation of an amount equal to their purchase price for their shares. In light of this agreement, Black noted that the only significant asset of WVI that would have value in a liquidation of all of these companies was its receivables from Aviator, Bayhawk and Mile High, which if paid in full would result in assets of WVI upon liquidation at December 31, 1996 of approximately $1.66 million. Black also noted to the Boards that the treatment of this affiliated debt might be disputed in a liquidation, since Black was aware of legal theories under which the indebtedness of Aviator, Bayhawk or Mile High to WVI and/ or Nor'Wester would be treated as equity in a liquidation of any of those debtors. Black further noted that the value of this affiliated debt depended upon the amounts that could be realized by Aviator, Bayhawk and Mile High on liquidation, whether the liquidation was completed pursuant to the bankruptcy laws, and other factors.

    No company or transaction used in any comparable analysis as a comparison is identical to Nor'Wester, any other Constituent Corporation, UCB, the Consolidation, or the Investment. Accordingly, these analyses are not simply mathematical; rather, they involve complex considerations and judgments concerning differences in the financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies and transactions to which they are being compared.

    The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, Black believes that its analyses must be considered as a whole and that considering any portions of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Black made numerous assumptions with respect to industry performance, general business and economic and other matters, many of which are beyond the control of Nor'Wester, any of the other Constituent Corporations, UCB or UBA. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable as set forth therein. Additionally, analyses relating to the values of business or assets do not purport to be appraisals or necessarily reflect the prices at which businesses or assets may actually be sold.

    Pursuant to the terms of the engagement letter dated January 27, 1997, as amended, among Needham, Black, Nor'Wester and WVI, Nor'Wester and WVI have agreed to pay Black a fee of $142,500 for services rendered in connection with the Consolidation and the Investment. One-half of the aggregate fees payable to Black ($71,250) will be paid in cash and the remainder will be paid in UCB stock valued at $5.25 per share (13,572 shares). Nor'Wester and WVI have also agreed to reimburse Black for its reasonable out-of-pocket expenses and to indemnify Black against certain liabilities relating to or arising out of services performed by Black as financial advisor to Nor'Wester and WVI.

    Black is a regional investment banking firm based in Portland, Oregon. As part of its investment banking services, Black regularly is in the business of advising managements and boards of directors of corporations regarding their issuance of securities both in the private and public equity and debt markets, including providing a range of likely market valuations for such securities. Black has acted as the managing underwriter in connection with the initial public offering of Nor'Wester in January 1996 and as of May 7, 1997 approximately 476,025 shares of Nor'Wester Common Stock were held in accounts over which Black has investment discretion and 450,082 shares of Nor'Wester Common Stock are owned by Black.

INTERESTS OF CERTAIN PERSONS IN THE CONSOLIDATION

    In considering the recommendation of the various boards of directors to approve and adopt the Merger Agreement, the Consolidation and the Investment, stockholders should be aware that James W. Bernau, a director and executive officer of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, as well as the respective investment bankers for Nor'Wester and WVI have interests in the Consolidation and the Investment that are in addition to the interests of the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High generally, and that Mr. Bernau, as a member of the Nor'Wester Board, WVI Board, Aviator Board, Bayhawk Board and Mile High Board participated in the discussion, deliberation and voting of such boards with respect to the Consolidation and the Investment. Furthermore, stockholders should be aware that certain directors and executive officers of UCB have interests in the Investment that are in addition to the interests of stockholders of UCB generally. These interests are described as follows:

    BERNAU EMPLOYMENT AGREEMENT. The Investment Agreement requires UCB to enter into an employment agreement with Mr. Bernau. The employment agreement will provide that Mr. Bernau shall serve as President of UCB reporting directly to Vijay Mallya, the Chairman of the Board and Chief Executive Officer of UCB, at an annual salary of $125,000. Under the employment agreement, Mr. Bernau will be eligible for bonuses at the discretion of the Board of Directors of UCB and will receive the same standard benefits as other senior executives of UCB. The employment agreement will have a term of two years from the date of closing of the investment from UBA. The employment agreement will provide that Mr. Bernau will receive options to purchase shares of Common Stock of UCB in an amount equal to 4% of the total number of shares of UCB Common Stock outstanding on a fully diluted basis. The options will have an exercise price of $5.25 per share and 25% of the options will be immediately exercisable, with the remaining options vesting ratably over the next three years. All of the options will be immediately exercisable if Mr. Bernau's employment is terminated by UCB without cause. The options will be exercisable for a period of five years after Mr. Bernau ceases being an employee of UCB. In addition, the employment agreement will provide that Mr. Bernau will have the right to have 50% of his share holdings (not including the options described above) included in a registration statement filed by UCB, subject to standard underwriters' cut-back provisions and a right of first refusal granted to UCB. The employment agreement will require UCB to use its best efforts to arrange for the substitution of UCB for Bernau as guarantor under certain obligations. See "--Release from Guarantees." In addition, the employment agreement will provide that if Mr. Bernau is required to relocate to California, he shall receive a $50,000 relocation fee. Under the employment agreement, if Mr. Bernau's employment is terminated without cause, he may, at his option, agree not to compete in the craft brewing industry for one year, in which case he will continue to receive his base salary for one year after termination. If Mr. Bernau's employment is terminated with cause, UCB may, at its option, continue to pay Mr. Bernau his base salary for one year after termination, in which case Mr. Bernau will agree not to compete in the craft brewing industry for one year.

    MALLYA EMPLOYMENT AGREEMENT. The Investment Agreement requires UCB to enter into an employment agreement with Vijay Mallya providing for Mr. Mallya to serve as Chairman and Chief Executive Officer of UCB with full power to manage and conduct the business of UCB subject to the general direction of UCB's Board of Directors. The employment agreement will have a one year term from the date of closing of the Investment and thereafter will continue on a month-to-month basis terminable by either party. Mr. Mallya will receive an annual base salary of $126,000, will be eligible to participate in all UCB employee benefit programs and will be entitled to receive periodic bonuses as determined by the Board. The employment agreement will provide that Mr. Mallya will receive options to purchase shares of Common Stock of UCB in an amount equal to 4% of the total number of shares of UCB Common Stock outstanding on a fully-diluted basis. The options will have an exercise price of $5.25 per share and 25% of the options will be immediately exercisable, with the remaining options vesting ratably over the ensuing three years. All of the options will be immediately exercisable if Mr. Mallya's employment is terminated by UCB without cause, and the options will be exercisable for a period of five years after Mallya ceases being an employee of UCB.

    MERCHANT FINDER'S AGREEMENT. Pursuant to a Finder's Agreement with Jerome Merchant, a director of UCB, in connection with the Consolidation and Investment UBA will be required to pay Mr. Merchant a finder's fee of $110,000, which is equal to 2% of the investment by UBA in UCB. This amount is only payable if the Consolidation is approved and the Investment made and is due upon the closing of the Investment.

    FINANCIAL ADVISORS. Pursuant to their engagement letter with Needham and Black and assuming the Investment is completed, Nor'Wester and WVI have agreed to pay each of Needham and Black a fee of $142,500 as consideration for their services in providing financial advisory services to Nor'Wester and WVI, including the rendering of the respective opinions to the Boards of Directors of Nor'wester in the case of Needham, and WVI, Aviator, Bayhawk and Mile High in the case of Black. See "Opinion of Needham & Company, Inc." and "Opinions of Black & Company." In accordance with the terms of their engagement letter, Needham and Black & Company each have agreed that 50% of their fees may be paid in stock of UCB issued at $5.25 per share resulting in 13,572 shares of UCB Common Stock to be received by each of Needham and Black & Company. Nor'Wester and WVI have also agreed to indemnify

Needham and Black & Company for certain liabilities that may arise from their respective roles as financial advisors and out of the rendering of the foregoing fairness opinions.

    Black and its Chairman, Lawrence S. Black, hold warrants to purchase up to 103,500 shares of Nor'Wester Common Stock at $3.25 per share. These warrants were originally issued in January 1996 in connection with Nor'Wester's initial public offering at an exercise price of $8.40 per share. In April 1997, the exercise price on these warrants was repriced to $1.75 per share. At the Effective Time of the Consolidation, these warrants will be exchanged for warrants to purchase up to 34,500 shares of UCB Common Stock at $5.25 per share. Black acted as the managing underwriter in connection with the initial public offering of Nor'Wester's Common Stock in January 1996 and approximately 476,025 shares of Nor'Wester Common Stock are currently held in accounts over which Black has investment and/or voting discretion, approximately 140,100 shares of Nor'Wester Common Stock are owned by two officers of Black and approximately 309,982 shares of Nor'Wester Common Stock are owned by Black, which represents approximately 27.0% of the beneficial ownership of Nor'Wester's Common Stock.

    REPAYMENT OF NOTE FROM PROCEEDS OF INVESTMENT. To finance ongoing operations James W. Bernau loaned Nor'Wester $250,000 in October 1996. The loan bears interest at the rate of 10.5% per annum and is payable on demand by Mr. Bernau. This loan will be repaid in full with proceeds from the Investment.

    RELEASE FROM GUARANTEES. James W. Bernau has provided personal guarantees to third parties in connection with various loans, leases and other obligations of Nor'Wester, WVI, Aviator, Bayhawk and Mile High which obligations totalled $820,708 at March 31, 1997. In particular, Mr. Bernau has provided guarantees in the following transactions which at March 31, 1997 represented an outstanding obligation guaranteed by Mr. Bernau in the amount indicated: (i) equipment finance lease by and between Mile High and CIT Group/Equipment Financing, Inc. ($268,763); (ii) twenty-year industrial real estate lease dated May 10, 1995, by and between Intrawest Properties Partnership, U.S. and Aviator, guarantee of lease payments for the first 60 months of the lease ($391,520); (iii) Industrial/Commercial Lease dated June 17, 1996, by and between Richard C. Hunsaker, Trustee of the Hunsaker Family Trust and Bayhawk ($11,175); (iv) Severance Agreement dated August 23, 1996, by and between WVI and Brad Tuski ($9,750); (v) Line of Credit Agreement dated December 13, 1996, by and between North Country and Adirondak Trust Company ($50,000); and (vi) various license bonds obtained from the Ohio Casualty Insurance Company in connection with obtaining state liquor permits ($89,500). As part of the Investment Agreement, UCB has agreed to use its best efforts to cause Mr. Bernau to be released and UCB substituted as guarantor for the obligations set forth above; provided, however, that the obligee does not seek additional security and that there is not any cost implication to UCB. It is uncertain whether Mr. Bernau will be released from any of such guarantees. If UCB is unable to remove Mr. Bernau as a guarantor for these obligations, UCB will provide Mr. Bernau with security in case Mr. Bernau is required to satisfy any of these obligations.

    RELEASE OF ESCROWED SHARES. The shares in WVI held by James W. Bernau are subject to a Founder's Escrow Agreement dated February 22, 1994 with the Department of Consumer and Business Affairs of the State of Oregon, which was entered into in connection with the initial public offering of WVI Common Stock. If the Consolidation is approved, these shares will be released from the escrow and converted into shares of UCB Common Stock at the exchange ratio of 1:0.0785714.

    BREWING AGREEMENT In connection with the closing of the Investment Agreement, UCB will enter into a brewing agreement with UBA, an entity controlled by Vijay Mallya, whereby UBA will grant UCB the exclusive right to manufacture, label and package all Kingfisher brand beer (pursuant to the specifications provided by UBA) which is brewed outside India for sale in North America. In order to brew the Kingfisher products, UCB will have to make certain modifications to existing equipment and purchase new equipment. The price to be paid for the products brewed under the brewing agreement will be agreed upon by the parties after such improvements have been made. See "Ancillary Agreements--Brewing Agreement."

    SUMMARY. As a result of the Consolidation and Investment, the value (to the extent ascertainable) of the benefits to be received by Mr. Bernau and Black, insiders of the Constituent Corporations, and Mr. Bernau, Mr. Mallya and Mr. Merchant, insiders of UCB, aggregates approximately $928,404. These benefits may be summarized as follows: Mr. Bernau--$550,000 (including $300,000 in salary and possible relocation fees payable under his proposed two-year employment agreement with UCB and repayment of his $250,000 loan to Nor'Wester); Black--$142,500 in investment banking fees; Mr. Mallya--$126,000 under his proposed one-year employment agreement with UCB; and Mr. Merchant--$110,000 under his finder's agreement. In addition to the above-described benefits, Mr. Bernau could be released from one or more of the personal guarantees he has given to third parties for obligations of the Constituent Corporations which totalled $1,612,156 at March 31, 1997.

    No director or executive officer of any Constituent Corporation will receive any separation or similar payment in connection with the Consolidation or Investment. UCB currently contemplates that each named executive officer and significant employee of each Constituent Corporation will continue his employment with his respective Constituent Corporation.

    The Nor'Wester, WVI, Aviator, Bayhawk and Mile High Boards were aware of these interests but did not consider them to be significant or of a nature that would affect the objectivity of any director's determination that the Consolidation was in the best interests of the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High.

ACCOUNTING TREATMENT

    The Consolidation will be accounted for by UCB as the purchase by Nor' Wester of WVI, Aviator, Bayhawk and Mile High under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended ("APB 16"). Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values, net of applicable income tax effects, at the Effective Time. Results of operations for UCB for the period prior to the Consolidation will include only the results of Nor' Wester as the accounting acquirer and not income (or loss) from WVI, Aviator, Bayhawk or Mile High. The purchase method of accounting is appropriate for the combination of the Constituent Corporations because, although the entities are related through the ownership interests of Jim Bernau, the entities are not under common control. Mr. Bernau controls WVI, Aviator, Bayhawk and Mile High, but he owns only 24.5% of the outstanding common stock of Nor'Wester, and he does not have any other contractual or shareholder agreements which give him control of Nor'Wester.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion summarizes certain of the principal federal income tax considerations associated with the Consolidation under the Internal Revenue Code of 1986, as amended (the "Code"), to holders who hold shares of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock as capital assets. As it is not feasible to describe all of the tax consequences associated with the Consolidation, each stockholder should consult his or her tax advisor with respect to the tax consequences of the Consolidation applicable to his or her specific circumstances. In particular, the following discussion does not address the potential tax consequences applicable to Nor'Wester, WVI, Aviator, Bayhawk or Mile High stockholders who are dealers in securities, who acquired their Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock through stock option or stock purchase programs or other employee plans or otherwise as compensation, who are subject to special treatment under the Code (such as insurance companies, tax exempt organizations, financial institutions, nonresident alien individuals or foreign entities), or who hold shares of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock in a hedging transaction or as part of a straddle or conversion transaction, nor any potential tax consequences applicable to the holders of options to purchase Nor'Wester, WVI, Aviator, Bayhawk or Mile Common Stock assumed by UCB in the Consolidation. The following summary is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. There can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Consolidation to Nor'Wester, WVI, Aviator, Bayhawk, Mile High, UCB and their respective stockholders. Furthermore, the following discussion addresses only certain federal income tax matters and does not consider any state, local or foreign tax consequences of the Consolidation or other transactions described in this Proxy Statement/Prospectus.

    Neither UCB nor Nor'Wester, WVI, Aviator, Bayhawk or Mile High has requested or will request any ruling from the Internal Revenue Service ("IRS") in connection with the Consolidation. However, the Consolidation has been structured with the intention that it qualify as a transfer to a controlled corporation described in Section 351(a) of the Code and that each of the Mergers qualify as a reorganization under Section 368(a) of the Code.

    TAX CONSEQUENCES TO HOLDERS OF NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH COMMON STOCK. Assuming the Consolidation qualifies under Section 351(a) of the Code or each of the Mergers is treated as a reorganization under the Code, the following federal income tax consequences, among others, generally will apply to stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High:

        (i) No gain or loss will be recognized by a holder of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock with respect to the receipt of UCB Common Stock in exchange for such Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock pursuant to the Consolidation (except with respect to any cash received in lieu of fractional shares of UCB Common Stock).

        (ii) The aggregate tax basis of the UCB Common Stock received by each holder of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock will be the same as the aggregate tax basis of the Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock surrendered in the Consolidation, decreased by the amount of any tax basis allocable to fractional shares of UCB Common Stock in lieu of which cash will be paid.

       (iii) The holding period of the UCB Common Stock received by each holder of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock will include the period for which the Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock surrendered in exchange therefor was considered to be held, provided the Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock so surrendered is held as a capital asset at the Effective Time.

        (iv) Payment received by holders of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock in lieu of fractional shares of UCB Common Stock will be treated as payment in redemption of such fractional shares and, provided that the redeemed interest is held as a capital asset at the Effective Time, will generally result in the recognition of capital gain or loss by such holders measured by the difference between the amount received and the tax basis allocable to such fractional shares.

    Irrespective of the federal income tax status of the Mergers or the Consolidation, a recipient of shares of UCB Common Stock will recognize income if and to the extent any such shares are considered to be received in exchange for services or property (other than Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock). All or a portion of such income may be taxable as ordinary income. The IRS may take the position that a portion of the shares of UCB Common Stock received by a shareholder of Nor'wester, WVI, Aviator, Bayhawk or Mile High is deemed received from James W. Bernau (and not in exchange for the shares transferred by such shareholder), as a result of Mr. Bernau's transfer of shares to UBA in connection with the Consolidation. Such a deemed transfer could result in taxable ordinary income to a shareholder. Counsel has advised UCB that although the matter is not free from doubt, the Consolidation should not result in any such taxable deemed transfer. Gain also will be recognized if and to the extent a Nor'Wester, WVI, Aviator, Bayhawk or Mile High stockholder is treated as receiving (directly or indirectly) consideration other than UCB Common Stock in exchange for his or her Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock.

    TAX CONSEQUENCES TO UCB, NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE
HIGH. Assuming each of the Mergers qualify as a reorganization under the Code or the Consolidation qualifies as a transfer to a controlled corporation described in Section 351(a) of the Code, generally no gain or loss should be recognized currently by UCB, Nor'Wester, WVI, Aviator, Bayhawk, Mile High, Merger Sub1, Merger Sub2, Merger Sub3 or Merger Sub4 as a result of the Consolidation. The Consolidation will not have any tax consequences for UCB stockholders.

    IMPACT ON NET OPERATING LOSSES ("NOLS"). As of December 31, 1996, Nor'Wester, WVI, Aviator, Bayhawk, and Mile High, collectively, had NOLs totalling approximately $10,200,000, which NOLs expire (if not theretofore utilized) in taxable years ending December 31, 2010 through 2012 and additional NOLs are expected to be generated prior to the Consolidation. As a result of the Consolidation, each of these companies will undergo a more than 50% change in the ownership of their respective stock, within the meaning of Section 382(g) of the Code, resulting in the limitation of their NOLs under Section 382(a) of the Code. Under this limitation, Nor'Wester, WVI, Aviator, Bayhawk, and Mile High generally will be entitled to use their NOLs to offset their consolidated taxable income for each taxable year (or portion thereof) beginning on and after the Effective Time of the Consolidation only in an amount equal to the product of (i) the applicable federal tax-exempt rate in effect on the date of the ownership change (currently 5.5% for ownership changes occurring in April) times
(ii) the fair market value of the Nor'Wester, WVI, Aviator, Bayhawk, and Mile High Common Stock immediately before the ownership change, subject to certain downward adjustments. Based on the estimated current fair market value of each loss entity, the total combined loss available for carry forward would be limited to approximately $6,300,000 prior to expiration. Similarly, Section 383 of the Code generally will limit these companies' ability to use their pre-ownership change alternative minimum tax credits. For the taxable year in which the ownership change occurs, the limitation applicable to these companies' pre-ownership change NOLs and alternative minimum tax credits will be pro rated for the short post-Consolidation portion of its taxable year. Accordingly, it is anticipated that UCB's ability to use existing NOLs or alternative minimum tax credits of Nor'Wester, WVI, Aviator, Bayhawk, and Mile High to offset taxable income of UCB and to reduce its tax liability will be severely limited.

    To the extent that Nor'Wester, WVI, Aviator, Bayhawk, and Mile High's consolidated taxable income for a period exceeds the limitation on the use of these companies' pre-ownership change NOLs in effect for that period, such taxable income cannot be reduced by these companies' pre-ownership change NOLs. To the extent that these companies' consolidated taxable income for a period is less than the limitation on the use of these companies' pre-ownership change NOLs in effect for that period the excess limitation is carried forward and added to the NOL limitation in effect for the next succeeding period.

    In addition to limiting Nor'Wester's, WVI's, Aviator's, Bayhawk's, and Mile High's NOLs from periods ending on or before the date of the ownership change, if they have a net unrealized built-in loss at the time of the ownership change, then Section 382 of the Code also limits the deductibility of "built-in losses" recognized by them during the 5-year period beginning on the date of the ownership change until the aggregate amount of such recognized built-in losses equals the group's net unrealized built-in loss at the time of the ownership change.

    THE FOREGOING DISCUSSION IS FOR GENERAL INFORMATION ONLY AND IS NOT A COMPLETE DESCRIPTION OF ALL POTENTIAL TAX CONSEQUENCES THAT MAY OCCUR AS A RESULT OF THE MERGER. STOCKHOLDERS SHOULD THEREFORE CONSULT THEIR TAX ADVISORS REGARDING THE FEDERAL TAX CONSEQUENCES OF THE CONSOLIDATION, THE HOLDING AND DISPOSING OF UCB COMMON STOCK RECEIVED IN THE CONSOLIDATION, THE EXERCISE OF ANY OPTIONS OR WARRANTS TO PURCHASE UCB COMMON STOCK ASSUMED IN THE CONSOLIDATION AND THE TAX CONSEQUENCES OF

THE MERGER ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR OTHER JURISDICTION.

REGULATORY APPROVALS

    Consummation of the Consolidation and Investment is conditioned upon the receipt of all material governmental licenses, authorizations, consents, orders and approvals, including state and federal liquor control agencies, subject to waiver of such conditions, in accordance with the terms of the Investment Agreement and the Merger Agreement. UCB, Nor'Wester, WVI, Aviator, Bayhawk and Mile High intend to pursue vigorously all required regulatory approvals. However, there can be no assurance regarding the timing of such approvals or that such approvals will, in fact, be obtained. See "The Merger Agreement--Conditions to the Merger."

FEDERAL SECURITIES LAW CONSEQUENCES

    All shares of UCB Common Stock received by Nor'Wester, WVI, Aviator, Bayhawk and Mile High stockholders in the Consolidation will be freely transferable, except that shares of UCB Common Stock received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act) of Nor'Wester, WVI, Aviator, Bayhawk and Mile High are restricted as described herein. Rule 145 promulgated under the Securities Act regulates the disposition of securities of "affiliates" of Nor'Wester, WVI, Aviator, Bayhawk and Mile High in connection with the Consolidation.

    In the Merger Agreement, each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High have identified all persons who are "affiliates" of such entities for purposes of Rule 145 under the Securities Act. Each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High has also agreed to use its commercially reasonable efforts to cause each such person and each other person who is an "affiliate" at the time of the Nor'Wester, WVI, Aviator, Bayhawk or Mile High Annual Meetings (an "Affiliate") to deliver to UCB, prior to the Effective Time, a written agreement (an "Affiliate Agreement").

    Under the Affiliate Agreement, such Affiliate will agree that the Affiliate will not sell, transfer, exchange, pledge, or otherwise dispose of, or make any offer or agreement relating to any of the foregoing with respect to, any shares UCB Common Stock issued to the Affiliate in the Consolidation unless (i) such transaction is permitted pursuant to Rule 145(c) and 145(d) under the Securities Act, (ii) counsel representing the Affiliate, which counsel is reasonably satisfactory to UCB, shall have advised UCB in a written opinion letter satisfactory to UCB and UCB's legal counsel, and upon which UCB and its legal counsel may rely, that no registration under the 1933 Act would be required in connection with the proposed sale, transfer or other disposition, (iii) a registration statement under the 1933 Act covering the UCB Stock proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current prospectus, shall have been filed with the SEC and made effective under the Securities Act, or (iv) an authorized representative of the SEC shall have rendered written advice to the Affiliate (sought by the Affiliate or counsel to the Affiliate, with a copy thereof and all other related communications delivered to UCB) to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to the proposed disposition if consummated. UCB is under no obligation to register under the Securities Act the sale, transfer or other disposition of UCB Common Stock or to take any other action necessary to make compliance with an exemption from such registration available.

    Under the Affiliate Agreement, UCB will issue appropriate stock transfer instructions to the transfer agent for the shares of UCB Common Stock that are to be received by such Affiliate and will place restrictive legends on the certificates evidencing UCB Common Stock. Unless the transfer by the Affiliate of its UCB Common Stock has been registered under the Securities Act or is a sale made in compliance with the provisions of Rule 145 under the Securities Act, UCB has the right to insert restrictive legends on the certificates issued to any transferee of the Affiliate.

THE NASDAQ SMALLCAP MARKET

    Application has been made to have the shares of UCB Common Stock listed on The Nasdaq SmallCap Market under the symbol "ALES," subject to official notice of issuance.

                   INVESTMENT AGREEMENT AND MERGER AGREEMENT

    The following paragraphs summarize, among other things, the material terms of the Investment Agreement and the Merger Agreement, which are attached hereto as Annex A and B, respectively, and incorporated herein by reference. Stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High are urged to read the Investment Agreement in its entirety for a more complete description of the terms of that agreement.

INVESTMENT BY UBA

    Upon satisfaction of all the terms and conditions set forth in the Investment Agreement, including but not limited to the consummation of the Consolidation on terms satisfactory to UBA, (i) UBA has agreed to purchase from UCB 1,047,619 shares of UCB Common Stock for $5,500,000 and (ii) James W. Bernau has agreed to transfer to UBA 83,109 shares of UCB Common Stock and to transfer to UCB for cancellation 174,912 shares of UCB Common Stock. The purchase price of $5,500,000 will be offset by the aggregate principal amount outstanding at the Closing Date, if any, under the Bridge Loans from UBA to Nor'Wester. After giving effect to the Consolidation, the investment by UBA and the transfer of shares by Mr. Bernau, UBA will own 40% of the outstanding UCB Common Stock on a diluted basis and Mr. Bernau will own 10% of the outstanding UCB Common Stock on a diluted basis.

EFFECTIVE TIME OF MERGER

    As promptly as practicable after the satisfaction or waiver of the conditions set forth in the Merger Agreement the parties thereto will file certificates of merger with the Secretary of State of the State of Delaware and with respect to the Merger of Nor'Wester with and into Merger Sub1, the articles of merger, which shall be filed with the Secretary of State of Oregon, and with respect to the Merger of WVI with and into UCB, the articles of merger and certificate of merger, which shall be filed with the Secretary of State of the State of Oregon and the Secretary of State of the State of Delaware, respectively. The Consolidation will become effective upon the filing of all such documents for each Merger.

CONVERSION OF SHARES

    At the Effective Time, each outstanding share of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock (other than shares of Aviator, Bayhawk and Mile High Common Stock owned by WVI, which shall be cancelled) will be converted into the right to receive a fraction of a share of UCB Common Stock equal to (i) in the case of Nor'Wester Common Stock, 0.3333333 shares of UCB Common Stock,
(ii) in the case of WVI and Bayhawk Common Stock, 0.0785714 shares of UCB Common Stock, and (iii) in the case of Aviator and Mile High Common Stock, 0.0523809 shares of UCB Common Stock.

    Merger Sub1, Merger Sub2, Merger Sub3 and Merger Sub4 will merge with and into Nor'wester, Aviator, Bayhawk and Mile High, respectively, and WVI will merge with and into UCB, with Nor'wester, Aviator, Bayhawk, Mile High and UCB being the surviving corporations of the Consolidation (the "Surviving Corporations"). Each share of Merger Sub1, Merger Sub2, Merger Sub3 and Merger Sub4 common stock issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock of the Nor'wester, Aviator, Bayhawk and Mile High, respectively.

    As promptly as practicable after the Effective Time, the Surviving Corporations will send to each stockholder of record of Nor'Wester, WVI, Aviator, Bayhawk and Mile High as of the Effective Time a Letter of Transmittal and other transmittal materials for use in exchanging certificates of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock for certificates of UCB Common Stock. The transmittal materials will contain information and instructions with respect to the surrender of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock certificates in exchange for new certificates representing UCB Common Stock and cash in payment for any fractional shares resulting from the exchange. CERTIFICATES SHOULD NOT BE SURRENDERED UNTIL THE LETTER OF TRANSMITTAL IS RECEIVED. Pending delivery to UCB of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock certificates, any dividends on the UCB Common Stock to be issued as a result of the Consolidation that are payable prior to the delivery of such certificates will be held by UCB. Such dividends will be paid, without interest, to the persons entitled thereto upon delivery of such Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock certificates to UCB.

    Fractional shares of UCB Common Stock will not be issued in the Consolidation. Instead, each stockholder of Nor'Wester, WVI, Aviator, Bayhawk or Mile High who would otherwise be entitled to a fractional share will receive cash equal to the product of (i) such fraction multiplied by (ii) $5.25.

TREATMENT OF STOCK OPTIONS AND WARRANTS

    At the Effective Time, each outstanding option to purchase shares of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock under the stock option plans duly adopted by each respective company (the "Stock Plans"), whether vested or unvested, will be cancelled and UCB will grant an option in substitution for each such cancelled option. Each new UCB option will be subject to substantially the same terms and conditions as contained in the option agreements entered into pursuant to the applicable Stock Plans immediately prior to the Effective Time, except that (i) such option will be exercisable for that number of whole shares of UCB Common Stock equal to the product of the number of shares of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock that were purchasable under such option multiplied by (a) 0.3333333 in the case of Nor'Wester options, (b) 0.0785714 in the case of WVI and Bayhawk options and (c)
0.0523809 in the case of Aviator and Mile High options, in each case rounded down to the nearest whole number of shares of UCB Common Stock and (ii) the per share exercise price for the shares of UCB Common Stock issuable upon exercise of such assumed option will be equal to the quotient determined by dividing the exercise price per share of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock at which such option was exercisable immediately prior to the Effective Time by the ratio set forth above for each company, and rounding the resulting exercise price up to the nearest whole cent.

    Black, one of its principal owners, Lawrence S. Black, and one of its former employees hold warrants to purchase an aggregate of 115,000 shares of Nor'Wester Common Stock. At the Effective Time these warrants will be assumed by UCB pursuant to an assumption agreement and will become warrants to purchase 38,334 shares of UCB Common Stock. The warrants will continue to have, and be subject to, the same terms and conditions set forth in the agreement pursuant to which they were originally issued by Nor'Wester.

BUSINESS OF NOR'WESTER, WVI, AVIATOR, BAYHAWK AND MILE HIGH PENDING THE
  CONSOLIDATION AND INVESTMENT

    Pending the consummation of the Consolidation and Investment, and except as expressly required or permitted by the Investment Agreement or as otherwise consented to or approved in advance by UBA in writing, each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High has agreed that they and their subsidiaries will, among other things, (i) do or cause to be done all things necessary to preserve and keep in full force and effect their corporate existence, and their rights and franchises, (ii) timely make all payments required to be paid, (iii) not incur any obligations or sell, dispose of or transfer any assets other than in the ordinary course of business, (iv) not incur any obligations on behalf of, or sell, dispose of or transfer cash, monies or other assets or extend guarantees or provide any other financial or other support, directly or indirectly, to the Mile High, except for management services in connection with the preservation of the assets of the Mile High, (v) continue to conduct their business in the brewing and distributing of malt beverages substantially as now conducted and shall not engage in any material respect in any other business, (vi) to at all times maintain, preserve and protect any trademark or trade name acquired or owned by and currently being utilized in product marketing, (vii) preserve all the remainder of its property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time, make or cause to be made, all necessary and proper repairs, renewals and replacements, betterments and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except to the extent such property has become obsolete, (viii) use its reasonable efforts to retain as employees the individuals currently employed,
(ix) not waive any material right under any material contract, (x) not increase or modify, or agree to increase or modify, the compensation, bonuses or other benefits or prerequisites for employees, except in the ordinary course of business consistent with past practice, (xi) use reasonable efforts in light of the circumstances to preserve their operations, organization and reputation intact, to preserve the goodwill and business of their customers, suppliers and others having business relations with them and to continue to conduct their financial operations, including credit and collection policies, with no less effort, as in the prior conduct of their businesses, (xii) continue to maintain and carry existing insurance and (xiii) maintain their books and records in accordance with generally accepted accounting principles. In addition, Nor'Wester, WVI, Aviator, Bayhawk and Mile High have agreed not to, without the prior written consent of UBA, (i) amend their Articles or Certificate of Incorporation, as the case may be, or their bylaws or enter into, agree to enter into or effect any merger or consolidation, (ii) make any change in the number of shares of its capital stock authorized, issued or outstanding; and except as agreed upon with UBA, grant or issue any option, warrant or other right to purchase, or convert any obligation into, shares of its capital stock, other than the issuance of shares of common stock pursuant to outstanding options to purchase such shares, (iii) declare or pay any dividends, (iv) purchase or redeem any shares of their capital stock or any other security, (v) amend or modify any of the material terms of any Material Contract (as defined in the Investment Agreement), or (vi) enter into any agreement which would become a Material Contract, except in the ordinary course of business and consistent with past practices.

    Pursuant to the Investment Agreement, each of Nor'Wester, WVI, Aviator, Bayhawk, Mile High and to his knowledge, Mr. Bernau, shall give prompt notice to UBA of the occurrence, or non-occurrence, of any event which would be likely to cause any representation or warranty of the Investment Agreement to be untrue or inaccurate, or any covenant, condition or agreement therein not to be complied with or satisfied. Each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High shall keep UBA reasonably informed of all material operational matters and business developments known to them by providing reports twice a month to UBA of such material operational matters in a manner reasonably satisfactory to UBA. In addition, Nor'Wester, WVI, Aviator, Bayhawk, Mile High and Mr. Bernau have agreed not to take any action which is inconsistent with their obligations under the Investment Agreement or that would hinder or delay the consummation of the Consolidation or the other transactions contemplated by the Investment Agreement.

    Furthermore, pursuant to the Investment Agreement, each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High is required to deliver to UBA certain financial information, to provide reasonable access to their properties, equipment, books, accounts, contracts and documents, to use, and Mr. Bernau is required to use reasonable efforts to cause them to use, best efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Consolidation and the Investment. Also, Mr. Bernau and Nor'Wester, WVI, Aviator, Bayhawk and Mile High have agreed not to engage in any transaction with each other which is on terms less favorable to such company than can be obtained from unaffiliated third parties and, except in the case of Mile High so long as it does not have any independent directors, which have not been approved by a majority of the independent directors of any company which is a party thereto. James Bernau has agreed not to directly or indirectly: (i) except as contemplated by the Investment Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the shares to be transferred by him to UBA or any interest therein or (ii) take any action that would make any representation or warranty of Mr. Bernau contained in the Investment Agreement untrue or incorrect or have the effect of preventing or disabling Mr. Bernau from performing his obligations under the Investment Agreement.

SOLICITATION OF OTHER PROPOSALS

    James W. Bernau and each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High and their respective employees or agents have agreed not to directly or indirectly contact, solicit from, or negotiate with anyone other than UBA regarding the sale or potential sale of the assets, the business or any equity interest in any of Nor'Wester, WVI, Aviator, Bayhawk or Mile High. Each of Nor'Wester, WVI, Aviator, Bayhawk, Mile High, and to his knowledge, Mr. Bernau shall promptly notify the Purchaser in writing if any such offer or proposal is made to them between the date of the Investment Agreement and the closing of the investment by UBA.

CORPORATE STRUCTURE AND RELATED MATTERS AFTER THE MERGER

    At the Effective Time, Merger Sub1, Merger Sub2, Merger Sub3 and Merger Sub4 will be merged with and into Nor'Wester, Aviator, Bayhawk or Mile High, respectively, and WVI will be merged with and into UCB, with Nor'Wester, Aviator, Bayhawk, Mile High and UCB being the Surviving Corporations. Each share of Merger Sub1, Merger Sub2, Merger Sub3 and Merger Sub4 common stock issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of Nor'Wester, Aviator, Bayhawk and Mile High, respectively. Each stock certificate of Merger Sub1, Merger Sub2, Merger Sub3 and Merger Sub4 evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation, except for UCB.

    The directors of Merger Sub1, Merger Sub2, Merger Sub3 and Merger Sub4 immediately prior to the Effective Time will be the initial directors of the corresponding Surviving Corporation, and the officers of Nor'Wester, WVI, Aviator, Bayhawk and Mile High immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

CONDITIONS TO THE CONSOLIDATION AND INVESTMENT BY UBA

    Consummation of the Consolidation and the investment is subject to the satisfaction of various conditions, including (i) the approval and adoption of the Merger Agreement and the Consolidation by the requisite vote of the stockholders of each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High; (ii) the receipt of opinions of counsel by UCB and UBA, (iii) the receipt of a secretary's certificate by UBA from each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High as to the incumbency of the officers executing the Investment Agreement and the Ancillary Agreements (as defined in the Investment Agreement) to which they are a party, (iv) the receipt by UCB of a secretary's certificate from UBA as to the incumbency of the officers executing the Investment Agreement and the Ancillary Agreements to which they are a party, (v) the receipt by each of UCB and UBA of the executed Ancillary Agreements, (vi) the receipt of certain governmental certificates by UBA as to incorporation and good standing or existence, as the case may be, of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, (vii) the receipt of an officer's certificate by UBA from each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High to the effect that all of the representations and warranties made by the respective party are true and correct on and as of the Effective Time and that the respective party has performed or complied with all agreements and covenants required by the Investment Agreement to be performed or complied with by such party on or prior to the Effective Time, (viii) the receipt of an officer's certificate by UCB from UBA to the effect that all of the representations and warranties made by UBA are true and correct respects on and as of the Effective Time and that UBA has performed or complied with all agreements and covenants required by the Investment Agreement to be performed or complied with by UBA on or prior to the Effective Time; (ix) the receipt of evidence by UBA and UCB, respectively, from the other party that all licenses, permits, consents, waivers, approvals, authorizations, qualifications or orders required for the consummation of the Consolidation and the investment have been obtained (including those set forth on Schedules 3.6 and 3.30 of the Investment Agreement), (x) the absence of any restrictive court orders or any other legal restraints or prohibitions, and of any governmental proceedings, preventing the consummation of the Consolidation and investment, and the absence of any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Consolidation and investment which makes the consummation of the Consolidation and investment illegal, (xi) there shall have been no changes which have had a material adverse effect on Nor'Wester, WVI, Aviator, Bayhawk and Mile High, taken as a whole, (xii) the Board of Directors of UCB shall consist of seven persons, four of whom will be selected by UBA (one of whom shall be Vijay Mallya), one of whom will be selected by Mr. Bernau and two of whom will be outside directors mutually satisfactory to UBA and Mr. Bernau,
(xiii) the Consolidation shall have been completed on terms reasonably satisfactory to UBA, (xiv) Mr. Bernau shall have transferred certain of his shares in UCB to UBA, (xv) the line of credit provided by Bank of America to Nor'Wester shall have been extended and any loan covenants shall have not been violated, or if violated, have been waived, (xvi) the termination of certain financial consulting agreements, (xvii) a majority of the stockholders of WVI shall have voted in favor of releasing certain shares of WVI Common Stock held in escrow pursuant to an escrow agreement with the Department of Consumer and Business Affairs of the State of Oregon and such escrowed shares were in fact released from escrow, (xix) the stockholders of UCB shall have approved the sales of shares to UBA, and (xx) each of Nor'Wester, WVI, Aviator, Bayhawk and Mile High shall have received fairness opinions from their respective investment bankers (which condition has been satisfied).

TERMINATION; AMENDMENT

    The Investment Agreement may be terminated and the Consolidation may be abandoned prior to the Effective Time either before or after its approval by the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, under the circumstances specified therein, including (i) by mutual written consent of UBA and Nor'Wester; (ii) by either Nor'Wester or UBA, if the Consolidation and investment shall not have been consummated by August 31, 1997 and if the terminating party has not caused the failure of the Consolidation and Investment to be consummated on or before such date by its own willful failure to fulfill any of its material obligations under the Investment Agreement; (iii) by UBA at any time prior to the Closing Date in the event that any of Mr. Bernau, Nor'Wester, WVI, Aviator, Bayhawk or Mile High has breached any covenant in material respects or has breached any representation or warranty contained in the Investment Agreement or any document relating to the Consolidation and Investment, and such breach has not been promptly cured after notice has been given; or (iv) by Nor'Wester at any time prior to the Closing Date in the event that UBA has breached any covenant in material respects or has breached any representation or warranty contained in the Investment Agreement, and such breach has not been promptly cured after notice has been given to UBA.

    The Investment Agreement may be amended by an agreement in writing among the parties thereto at any time prior to the Closing Date.

FEES AND EXPENSES

    Each of the parties to the Investment Agreement will bear its own costs and expenses (including legal fees and expenses) incurred in connection with the Investment Agreement; PROVIDED, HOWEVER, that Nor'Wester has paid the costs and expenses (including reasonable legal fees and expenses) incurred by UBA in connection with the Bridge Loans. All fees and expenses incurred by UCB or UBA relating to the Consolidation (the "Costs") will be borne by Nor'Wester. Nor'Wester will reimburse these Costs upon request. Alternatively, UCB or UBA may use Bridge Loan funds to pay the Costs. If the Investment Agreement is terminated prior to the closing of the investment, all Costs not previously reimbursed by Nor'Wester or funded through the Bridge Loans will be added to the principal amount of the Bridge Loans. In addition, all costs and expenses incurred by UBA relating to the possible acquisition of other companies or other investment opportunities shall be reimbursed if the closing of the investment occurs and UCB is the acquiring company or the company making the investment.

                              ANCILLARY AGREEMENTS

UBA BRIDGE LOAN CREDIT AGREEMENT AND RELATED DOCUMENTS

    Pursuant to the terms of the Investment Agreement, UBA is obligated to provide Nor'Wester with up to $2.75 million in principal under the Bridge Loan as interim financing to the Constituent Corporations. Advances under the Bridge Loan have been and will continue to be used to cover operating expenses and pay existing creditors of the Constituent Corporations until closing of the Investment. Of the $2.75 million, $2.1 million has already been advanced. All Bridge Loan amounts are advanced by UBA to Nor'Wester pursuant to the terms of a Credit Agreement and related documents.

    The principal terms of the Bridge Loan are as follows: (i) all advances under the Bridge Loan are made at the times, in the amounts and for the purposes determined by UBA and Nor'Wester based on a periodic review of the cash flow needs and creditor demands of the Constituent Corporations; (ii) as a condition to each advance under the Bridge Loan, neither Mr. Bernau nor any of the Constituent Corporations may be in breach of any representation, warranty or covenant under the Credit Agreement, any related document or the Investment Agreement and there shall not be a "material adverse effect" in the business of the Constituent Corporations as a whole; (iii) the principal amount of the Bridge Loan is evidenced by a Promissory Note of Nor'Wester bearing interest at 11.25% per annum; (iv) the aggregate principal amount outstanding under the Bridge Loan at the time of the closing of the Investment will be contributed to UCB as part of the consideration for the Investment; (v) all Bridge Loan accrued but unpaid interest is payable by Nor'Wester in cash to UBA upon closing of the Investment; (vi) through a Security Agreement and Pledge Agreement all principal and interest under the Promissory Note is secured by the assets of North Country Joint Venture, LLC (i.e. the Saratoga Springs Brewery) and by Nor'Wester's ownership interest in the joint venture; (vii) repayment of all principal and interest is guaranteed personally by Jim Bernau pursuant to the terms of a Guaranty Agreement; and (viii) all principal and interest under the Bridge Loan is due 60 days after termination of the Investment Agreement or the occurrence of certain events of default under the Credit Agreement or related documents (including the breach by a Constituent Corporation or Mr. Bernau of any representation, warranty or covenant under the Investment Agreement), and all principal and interest under the Bridge Loan is due immediately if a "material adverse effect" occurs in the business of the Constituent Corporations as a whole or there is a breach by any Constituent Corporation or Mr. Bernau of any representation, warranty or covenant under the Credit Agreement or any related document.

BERNAU EMPLOYMENT AGREEMENT

    The Investment Agreement requires UCB to enter into an employment agreement with Mr. Bernau. The employment agreement will provide that Mr. Bernau shall serve as President of UCB reporting directly to Vijay Mallya, the Chairman of the Board and Chief Executive Officer of UCB, at an annual salary of $125,000. For a description of the Employment Agreement between UCB and Mr. Bernau see "Interests of Certain Persons in the Consolidation--Bernau Employment Agreement."

REGISTRATION RIGHTS AGREEMENT

    At the closing of the investment from UBA, UCB, Mr. Bernau and UBA will enter into a Registration Rights Agreement, whereby UCB will grant certain registration rights to Mr. Bernau and UBA. Upon a written request from UBA, UCB will file a shelf registration statement with respect to all of the shares of UCB Common Stock owned or acquired by UBA ("UBA Registrable Securities") and subject to certain conditions, will use its best efforts to keep such registration statement effective for two years. In addition, UCB will grant UBA certain demand registration rights pursuant to which UBA will have the right to cause UCB to file a registration statement, including for an underwritten offering, for any or all of the UBA Registrable Securities. Under the Registration Rights Agreement, UBA only will have the right to request three demand registration statements and may only request one in any 365-day period. UCB will be required to file these demand registration statements within 60 days of receipt of a request from UBA, but UCB may defer the filing for 90 days under certain conditions. However, UCB may not defer the filing of a registration statement more than once in a twelve (12) month period. If UCB does defer the filing, then UBA may withdraw its request and it will not count towards the three demand registration statement limit. In addition, UCB will grant Mr. Bernau and UBA certain piggyback registration rights should UCB file a registration statement for public sale of its Common Stock. Mr. Bernau will have such rights as to 50% of the shares of UCB Common Stock held by Mr. Bernau as of the closing of the investment from UBA, subject to adjustment for stock splits or stock dividends or in connection with any combination of shares, recapitalization, merger, consolidation, reorganization or otherwise ("Bernau Registrable Securities" and together with UBA Registrable Securities, the "Registrable Securities"). Both UBA's and Mr. Bernau's piggyback registration rights will be subject to standard underwriters' cutbacks and both of them will agree to execute a lock-up, with respect to the remaining shares of UBA Registrable Securities and Bernau Registrable Securities not being sold pursuant to the registration statement, which prohibits Mr. Bernau and UBA from selling such remaining securities for a period of 90 days from the date the offering commences. In addition, Mr. Bernau will grant to UBA a right of first refusal with respect to the Bernau Registrable Securities whether sold pursuant to a registration statement or otherwise. Such right will allow UBA to purchase the Bernau Registrable Securities on the same terms and conditions as a bona fide, credit worthy purchaser. Under the Registration Rights Agreement, UCB will agree to not provide registration rights to any other party that, taken as a whole, are more favorable than those provided to UBA without also offering such favorable rights to UBA. Excluding underwriting discounts and commissions, UCB will agree to bear and pay all expenses incurred in connection with any registration, filing, listing and qualification of the Registrable Securities.

SECURITY AGREEMENT

    Mr. Bernau has agreed in the Investment Agreement to indemnify and hold harmless UBA, its officers, directors and employees from and against certain liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements relating to or arising out of the Consolidation and the transactions contemplated by the Investment Agreement. The Investment Agreement further provides that Mr. Bernau's indemnity obligations thereunder are to be secured by a pledge of the shares of UCB Common Stock held by Mr. Bernau after the Consolidation, but excluding any shares of UCB Common Stock received by Mr. Bernau through the exercise of options to purchase UCB Common Stock granted to Mr. Bernau pursuant to his employment agreement with UCB. See "--Employment Agreement." Accordingly, Mr. Bernau will enter into a pledge agreement with UBA wherein Mr. Bernau will pledge and assign to UBA, and grant to UBA a security interest in, all right, title and interest of Mr. Bernau in and to the shares of UCB Common Stock described above as well as all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in exchange for such shares and all proceeds of any of the foregoing. Mr. Bernau will covenant in the pledge agreement not to surrender or lose possession of (other than to UBA), sell encumber, lease, rent, option or otherwise dispose of or transfer any pledged collateral or right or interest therein. Upon the occurrence of any event giving rise to an indemnity obligation of Mr. Bernau under the Investment Agreement, UBA will be entitled to exercise the voting and other consensual rights that Mr. Bernau would otherwise be entitled to exercise with respect to the pledged collateral, will have the right to sell or otherwise dispose of any or all of the pledged collateral at one or more public or private sales, will have the right to receive all dividends, interest, proceeds and other amounts payable in respect of the pledged collateral, and will have the right to enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the pledged collateral.

MALLYA EMPLOYMENT AGREEMENT

    At the closing of the investment from UBA, UCB will enter into an Executive Employment Agreement with Vijay Mallya providing for Mr. Mallya to serve as Chairman and Chief Executive Officer of UCB. During the term of the agreement, Mr. Mallya will have full power and authority to manage and conduct the business of UCB subject to the general direction of UCB's Board of Directors. Mr. Mallya's employment agreement will have a one year term, unless sooner terminated as provided in the agreement, and thereafter will continue on a month-to-month basis terminable at any time, with or without cause, by either party to the agreement upon 30 days' notice. Mr. Mallya will receive an annual base salary of $126,000 and will be eligible for a salary increase after the first year of the term of the agreement. Mr. Mallya will also be eligible to participate in all UCB employee benefit programs, will be entitled to periodic bonuses as determined by the Board from time to time in its sole discretion and will be entitled to receive options to purchase shares of UCB's Common Stock pursuant to an option agreement with UCB. All rights, assets, opportunities and other benefits accruing as a result of Mr. Mallya's performance under his employment agreement will be deemed the property of UCB. In addition, Mr. Mallya will agree not to use, make available, sell, disclose, or otherwise communicate to any third party, other than in his assigned duties and for the benefit of UCB, any of UCB's confidential information, either before or after the termination of his employment agreement.

    Mr. Mallya will agree in the Executive Employment Agreement to use his best efforts to cause UBA to present any opportunity that UBA develops or becomes aware of relating to the production, marketing, sale and distribution of microbrewed beverage products within North America (except opportunities related to the Kingfisher Brands) to UCB for pursuit exclusively by UCB and to cause UBA to cooperate with UCB in the pursuit of such opportunities. UCB will acknowledge in the agreement that Mr. Mallya is a shareholder, director, officer and employee of, and has significant responsibilities to, other companies and business activities, including companies that produce, distribute and sell beer and other alcoholic beverages in the United States, the United Kingdom, India and other countries. The agreement will also provide that, except as set forth above, to the maximum extent permitted by law, Mr. Mallya's position as a shareholder, director, officer and employee of UCB will not be deemed to present a conflict of interest or impose any restriction on his activities for other companies and business activities nor impose any obligation on Mr. Mallya to present business opportunities to UCB. Mr. Mallya will agree in the agreement to protect, defend, indemnify and save UCB and its shareholders, affiliates, directors, officers, employees, agents and attorneys free and harmless from any and all claims, demands, actions, suits, liabilities, settlements, costs, losses, penalties and expenses, including attorneys' fees, of any nature arising out of his breach of any term of the agreement or arising out of his employment, share ownership, partnership or other ownership of any corporation (other than UCB), partnership or other business entity.

    The employment agreement with Mr. Mallya will provide that he will receive options to purchase shares of Common Stock of UCB in an amount equal to 4% of the total number of shares of UCB Common Stock outstanding on a fully diluted basis. The options will have an exercise price of $5.25 per share and 25% of the options will be immediately exercisable, with the remaining options vesting ratably over the next three years. All of the options will be immediately exercisable if Mr. Mallya's employment is terminated by UCB without cause. The options will be exercisable for a period of five years after Mr. Mallya ceases being an employee of UCB.

STOCKHOLDER'S AGREEMENT

    The Stockholder's Agreement provides, among other things, that, at any meeting of the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, however called, or in connection with any written consent of the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, James Bernau, Black and certain officers and directors of Black (the "Stockholders") shall vote (or cause to be voted) the shares of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock, as the case may be, held of record or beneficially by the Stockholders (as set forth in the Stockholder's Agreement), including, but not limited to, causing WVI to vote the shares held of record by it in Aviator, Bayhawk and Mile High, (a) in favor of the Consolidation, the execution and delivery by each of them of the Investment Agreement and the approval of the terms thereof and each of the other actions contemplated by the Investment Agreement and the Stockholder's Agreement and any actions required in furtherance thereof; (b) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of each of Nor'Wester, WVI, Aviator, Bayhawk or Mile High under the Investment Agreement or the Stockholder's Agreement; (c) except as otherwise agreed to in writing in advance by UBA or permitted pursuant to the Investment Agreement, against the following actions (other than the Consolidation and the transactions contemplated by the Investment Agreement):
(i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving any of Nor'Wester, WVI, Aviator, Bayhawk or Mile High; (ii) a sale, lease or transfer of a material amount of assets of any of Nor'Wester, WVI, Aviator, Bayhawk or Mile High or a reorganization, recapitalization, dissolution or liquidation of any of such companies; (iii)(1) any change in the majority of the board of directors of Nor'Wester, WVI, Aviator, Bayhawk and Mile High; (2) any material change in the present capitalization of any of Nor'Wester, WVI, Aviator, Bayhawk and Mile High or any amendment of any of their Articles or Certificates of Incorporation, as the case may be; (3) any other material change in any of their corporate structure or business; or (4) any other action which, in the case of each of the matters referred to in clauses (iii)(1), (2), (3) or (4), is intended or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the contemplated economic benefits to UBA of the Consolidation or the transactions contemplated by the Investment Agreement or the Stockholder's Agreement. In addition, none of the Stockholders shall enter into any agreement or understanding, whether oral or written, with any person or entity prior to the Termination Date (as defined in Section 7.1 of the Stockholder's Agreement) to vote after the Termination Date in any manner inconsistent with clauses (a), (b) or (c) of the preceding sentence.

    In addition, the Stockholders have granted to, and appointed, UBA and Vijay Mallya and O'Neil Nalavadi, in their respective capacities as officers of UBA, and any individual who shall hereafter succeed to any such office of UBA, and any other designee of UBA, each of them individually, the Stockholders' irrevocable proxy and attorney-in-fact (with full power of substitution) to vote the shares of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock held by the Stockholders as indicated in the Stockholder's Agreement.

    COVENANTS OF THE STOCKHOLDERS. Except with regard to Mile High and Bayhawk, the Stockholders have agreed not to, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person (other than UBA or any affiliate of UBA) with respect to any of Nor'Wester, WVI, Aviator, Bayhawk or Mile High that constitutes or could reasonably be expected to lead to a proposal to acquire an interest in any of such companies. If the Stockholders receive any such inquiry or proposal, then they have agreed to promptly inform UBA of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. The Stockholders have also agreed to immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. In addition, the Stockholders have agreed not to directly or indirectly: (i) except as contemplated by the Investment Agreement and with respect to existing stock pledges, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of their shares of Nor'Wester, WVI, Aviator, Bayhawk or Mile High Common Stock or any interest therein; (b) except as contemplated by the Stockholder's Agreement, grant any proxies or powers of attorney, deposit any Shares (as defined in the Stockholder's Agreement) into a voting trust or enter into a voting agreement with respect to any Shares; or (c) take any action that would make any representation or warranty of the Stockholder contained in the Stockholder's Agreement untrue or incorrect or have the effect of preventing or disabling the Stockholders from performing such Stockholder's obligations under the Stockholder's Agreement.

    The Stockholders also waived any rights of appraisal or rights to dissent from the Consolidation that they may have and any rights to cause any of Nor'Wester, WVI, Aviator, Bayhawk and Mile High to register, or include in any registration statement of such companies or UBA filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, any of the Shares. The Stockholders also waived any co-sale or similar rights respecting shares of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock.

    TERMINATION; EXPENSES. The Stockholder's Agreement and the obligations of the Stockholders thereunder (other than those set forth in Sections 7.1, 7.2, 7.3 (relating to termination and expenses) and 9.4 (relating to governing law) thereof, which shall survive any such termination) shall terminate on the first to occur of (a) termination of the Investment Agreement in accordance with its terms or (b) the closing of the investment from UBA. In addition, the Stockholders Agreement and the obligations of the Stockholders thereunder may be terminated (other than those set forth in Sections 7.1, 7.2, 7.3 and 9.4 thereof, which shall survive any such termination) by UBA if UBA is not in material breach of its obligations under the Stockholder's Agreement and if there has been a breach in any material respect by the Stockholders of any of his representations, warranties, covenants or agreements contained in the Stockholder's Agreement and such breach has not been promptly cured after notice to the Stockholders; PROVIDED, HOWEVER, that such breach shall be of the kind that denies UBA the material benefits contemplated by the Stockholder's Agreement.

    Except as set forth below, all fees and expenses incurred in connection with the Stockholder's Agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

    If the Stockholder's Agreement is terminated pursuant to the second sentence of Section 7.1 of the Stockholder's Agreement and provided that UBA is not then in material breach of its obligations under the Stockholder's Agreement, then the Stockholders shall reimburse UBA, within one (1) business day of UBA's request therefor, for all reasonable and documented fees and expenses actually incurred by UBA in connection with the Investment Agreement.

BREWING AGREEMENT

    In connection with the closing of the Investment Agreement, UCB will enter into a brewing agreement with UBA, whereby UBA will grant UCB the exclusive right to manufacture, label and package all Kingfisher brand beer (pursuant to the specifications provided by UBA) which is brewed outside India for sale in North America. In order to brew the Kingfisher products, UCB will have to make certain modifications to existing equipment and purchase new equipment. This will all be done at UCB's expense. The price to be paid for the products brewed under the brewing agreement will be agreed upon by the parties after such improvements have been made. UBA will provide to UCB, on a monthly basis, a rolling forecast of UBA's requirements of Kingfisher products for the following three months, which shall be in reasonable commercial lot size amounts. Forecasts made in respect of any month may not thereafter be revised by more than 20% in either direction. The Brewing Agreement will be in effect beginning on the closing date of the investment and continuing until terminated by either party with six months notice. UCB will agree under the Brewing Agreement that while the Brewing Agreement is in effect and for a period of three years after its termination, UCB will not brew another South East Asian Lager (as defined in the Brewing Agreement).

                                APPRAISAL RIGHTS

    If the Consolidation is consummated, holders of shares of Nor'Wester Common Stock, Aviator Common Stock and Mile High Common Stock will not be entitled to appraisal or dissenters' rights. However, if the Consolidation is consummated holders of shares of WVI Common Stock will be entitled to dissenters' rights under the Oregon Business Corporation Act ("OBCA"), provided that they comply with the conditions of Sections 60.551 through 60.594 of the OBCA, and holders of shares of Bayhawk Common Stock would be entitled to appraisal rights under
Section 262 of the Delaware Law, provided that they comply with the conditions of Section 262 of the Delaware Law.

    WVI DISSENTERS' RIGHTS

    SECTIONS 60.551 THROUGH 60.594 OF THE OBCA ARE REPRINTED IN THEIR ENTIRETY AS APPENDIX TO THIS PROXY STATEMENT/PROSPECTUS. THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW RELATING TO DISSENTERS' RIGHTS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ANNEX F. THIS DISCUSSION AND APPENDIX SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER OF WVI COMMON STOCK WHO WISHES TO EXERCISE STATUTORY DISSENTERS' RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO. FAILURE TO COMPLY WITH TB PROCEDURES SET FORTH IN SECTIONS 60.551 THROUGH 60.594 OF THE OBCA WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.

    If the Merger is consummated, holders of record of WVI Common Stock who (a) deliver to WVI before the vote is taken written notice of their intent to demand payment if the Merger Agreement is approved, (b) refrain from voting in favor of the Merger Agreement, by either voting against the adoption of the Merger Agreement or abstaining from voting, and (c) comply with the provisions of Sections 60.551 through 60.594 of the OBCA, will then be entitled to have the "fair value" of their shares at the time of the Merger paid to them. The following is a brief summary of Sections 60.551 through 60.594 of the OBCA, which sets forth the procedures for demanding statutory dissenters' rights. This summary is qualified in its entirety by reference to Sections 60.551 through
60.594 of the OBCA, the text of which is attached hereto in Annex F.

    If the Merger is approved and consummated, those shareholders of WVI who elect to exercise their dissenters' rights and who properly and timely perfect such rights will be entitled to receive the "fair value" in cash for their shares of WVI Stock. Pursuant to Section 60.551(4) of the OBCA, such "fair value" means the value of the shares immediately before the effectuation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger, unless such exclusion would be inequitable.

    A shareholder who elects to exercise his or her dissenters' rights must perfect such rights by delivering to WVI prior to the vote at the Annual Meeting written notice of his or her intent to demand payment, and not vote his or her shares in favor of the Merger Agreement, by either voting against the adoption of the Merger Agreement or abstaining from voting.

    If a shareholder fails to deliver written notice to WVI of the shareholder's intent to demand payment prior to the vote at the Annual Meeting or if the shareholder votes his or her shares in favor of the Merger Agreement, such shareholder will lose the right to receive the fair value of his or her shares.

    If the Merger is approved, within ten days after such approval, WVI will deliver to those shareholders who deliver to WVI prior to the vote written notice of their intent to demand payment and who refrain from voting in favor of the Merger Agreement a written dissenters' notice (the "Dissenters' Notice"). The Dissenters' Notice shall set forth where the shareholder must send the payment demand, where and when certificates for such shares must be deposited and the date by which WVI must receive the payment demand (which date must not be fewer than 30 days nor more that 60 days after the date on which the Dissenters' Notice is delivered). In addition, the Dissenters' Notice must include (a) a form for demanding payment which includes the date of the first announcement to the shareholders of the terms of the Merger and requires the shareholder to certify whether he or she acquired beneficial ownership of the shares before that date, and (b) a copy of the sections of the OBCA pertaining to dissenters' rights.

    A shareholder who is sent a Dissenters' Notice must demand payment in writing, certifying whether he or she acquired beneficial ownership of the shares before the date specified in such notice and deposit his or her certificates in accordance with the Dissenters' Notice. A shareholder who does not demand payment by the date set in the Dissenters' Notice or who does not deposit his or her certificate" where required and by the date set in the Dissenter's Notice is not entitled to a dissenters' right of payment for his or her shares.

    Upon the later of consummation of the Merger or receipt of the payment demand, WVI shall pay each shareholder who has complied with the requirements set forth above the amount that WVI estimates to be the fair value of such shares, plus accrued interest. The payment must be accompanied by the latest available financial statements of WVI, a statement of the estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of the dissenters' rights if the dissenter is dissatisfied with the payment and a copy of the sections of the OBCA pertaining to dissenters' rights.

    If (a) the dissenter believes that the amount paid by WVI is less than the fair value of his or her shares or that the interest due is incorrectly calculated, (b) WVI fails to make payment within 60 days after the date set in the Dissenters' Notice for demanding payment, or (c) the Merger is not consummated and WVI does not return to the dissenter the deposited certificates within 60 days after the date set in the Dissenters' Notice for demanding payment, the dissenter may notify WVI of his or her estimate of the fair value of his or her shares and the amount of interest due and demand payment of his or her estimate, less any payment previously received. The dissenter must notify WVI of his or her demand in writing within 30 days after WVI made or offered payment for the dissenters' shares. If, within 60 days after receipt by WVI of a demand described in this paragraph, the demand remains unsettled, WVI shall bring a special proceeding and shall petition the court to determine the fair value of the shares and accrued interest thereon. If WVI does not bring the special proceeding within such 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded. The dissenter shall be entitled to judgment for the amount by which the court finds the fair value of his or her shares plus interest exceeds the amount paid by WVI.

    The Merger Agreement provides that it may be terminated by UCB in the event that holders of more than 10% of the outstanding shares of WVI Common Stock exercise dissenters' rights. Dissenting shareholders are urged to consult legal counsel with respect to dissenters' rights under the OBCA.

    BAYHAWK APPRAISAL RIGHTS

    SECTION 262 IS REPRINTED IN ITS ENTIRETY AS ANNEX G TO THIS PROXY STATEMENT/PROSPECTUS. THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW RELATING TO APPRAISAL RIGHTS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ANNEX G. THIS DISCUSSION AND ANNEX G SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER OF BAYHAWK COMMON STOCK WHO WISHES TO EXERCISE STATUTORY APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO. FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH IN SECTION 262 WILL RESULT IN THE LOSS OF APPRAISAL RIGHTS.

    A record holder of shares of Bayhawk Common Stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the Effective Time, and who otherwise complies with the statutory requirements of Section 262 will be entitled to an appraisal by the Delaware Court of the fair value of his or her shares of Bayhawk Common Stock. All references in this summary of appraisal rights to a "stockholder" or "holders of shares of Bayhawk Common Stock" are to the record holder or holders of shares of Bayhawk Common Stock as of the Record Date.

    Under Section 262, if a merger or combination is to be submitted for approval at a meeting of stockholders, such as the Annual Meeting of Bayhawk, not less than 20 days prior to such meeting, a constituent corporation must notify each of the holders of its stock for which appraisal rights are available that appraisal rights are available and include in each such notice a copy of
Section 262. This Proxy Statement/Prospectus shall constitute such notice to the record holders of Bayhawk Common Stock.

    Holders of shares of Bayhawk Common Stock who desire to exercise their appraisal rights must deliver a separate written demand for appraisal to Bayhawk prior to the vote by the holders of Bayhawk Common Stock who wish to preserve their appraisal rights on the Merger Agreement. Section 262 also requires that such holder neither vote his shares of stock in favor of nor consent in writing to the Merger Agreement. Holders of Bayhawk Common Stock who wish to preserve their appraisal rights are not entitled to vote such shares, nor execute written consents, with respect to the Merger Agreement. A demand for appraisal must be executed by or on behalf of the stockholder and must reasonably inform Bayhawk of the identity of the stockholder and that such stockholder intends thereby to demand appraisal of their Bayhawk Common Stock. A person having a beneficial interest in shares of Bayhawk Common Stock that are held of record in the name of another person, such as a broker, fiduciary or other nominee, must act promptly to cause the record holder to follow the steps summarized herein properly and in a timely manner to perfect whatever appraisal rights are available. If the shares of Bayhawk Common Stock are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian) or other nominee, such demand must be executed by or for the record owner. If the shares of Bayhawk Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder, however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the record owner.

    A record owner, such as a broker, fiduciary or other nominee, who holds shares of Bayhawk Common Stock as a nominee for others, may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by such demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares of Bayhawk Common Stock outstanding in the name of such record owner.

    A stockholder who elects to exercise appraisal rights should mail or deliver his or her written demand to: Bayhawk Ales, Inc., 66 S.E. Morrison Street, Portland, Oregon 97214, Attention: James W. Bernau.

    The written demand for appraisal should specify the stockholder's name and mailing address, the number of shares of Bayhawk Common Stock owned, and that the stockholder is thereby demanding appraisal of his or her shares. Within ten days after the Effective Time, a merged entity, such as UCB, must provide notice of the Effective Time to all stockholders who have complied with Section 262.

    Within 120 days after the Effective Time, either UCB or any stockholder who has complied with the required conditions of Section 262 may file a petition in the Delaware Court, with a copy served on UCB in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of all stockholders who have properly demanded appraisal of their stock. There is no present intent on the part of Bayhawk to file an appraisal petition and stockholders seeking to exercise appraisal rights should not assume that UCB will file such a petition or that UCB will initiate any negotiations with respect to the fair value of such shares. Accordingly, holders of Bayhawk Common Stock who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. Within 120 days after the Effective Time, any such stockholder who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from UCB a statement setting forth the aggregate number of shares of Bayhawk Common Stock with respect to which demands for appraisal were received by Bayhawk and the aggregate number of holders of such shares. Such statement must be mailed within 10 days after the written request therefor has been received by UCB.

    If a petition for an appraisal is timely filed, at the hearing on such petition, the Delaware Court will determine which stockholders are entitled to appraisal rights. The Delaware Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such stockholder. Where proceedings are not dismissed, the Delaware Court will appraise the shares of Bayhawk Common Stock owned by such stockholders, determining the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the Consolidation together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court is to take into account all relevant factors. In WEINBERGER V. UOP INC., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that in making this determination of fair value the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger which throw light on future prospects of the merged entity. In WEINBERGER, the Delaware Supreme Court stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

    Holders of shares of Bayhawk Common Stock considering seeking appraisal should recognize that the fair value of their shares determined under Section 262 could be more than, the same as or less than the consideration they are entitled to receive as a result of the Consolidation if they do not seek appraisal of their shares. The cost of the appraisal proceeding may be determined by the Delaware Court and taxed against the parties as the Delaware Court deems equitable in the circumstances. Upon application of a stock holder seeking appraisal, the Delaware Court may order that all or portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including without limitation, reasonable attorney's fees and the fees and expenses of experts, be charged PRO RATA against the value of all shares of stock entitled to appraisal.

    Any holder of shares of Bayhawk Common Stock who has duly demanded appraisal in compliance with Section 262 will not, after the Effective Time, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the Effective Time.

    At any time within 60 days after the Effective Time, any stockholder will have the right to withdraw such demand for appraisal and to accept the terms offered in the Consolidation; after this period, the stockholder may withdraw such demand for appraisal only with the consent of UCB. If no petition for appraisal is filed with the Delaware Court within 120 days after the Effective Time, stockholders' rights to appraisal shall cease, and all holders of shares of Bayhawk Common Stock will be entitled to receive the shares of UCB Common Stock into which such shares were converted pursuant to the Consolidation. UCB has no obligation to file such a petition, and Bayhawk has no present intention to do so. Consequently, any holder of shares of Bayhawk Common Stock who desires such a petition to be filed is advised to file it on a timely basis. Any stockholder may withdraw his or her demand for appraisal by delivering to UCB, One Harbor Drive, Suite 102, Sausalito, California 94965, Attention: Chief Financial Officer, a written withdrawal of his or her demand for appraisal and acceptance of the Consolidation, except (i) that any such attempt to withdraw made more than 60 days after the Effective Time will require written approval of UCB and (ii) that no appraisal proceeding in the Delaware Court shall be dismissed as to any stockholder without the approval of such court, and such approval may be conditioned upon such terms as such court deems just.

                                 UCB MANAGEMENT

DIRECTORS

    The names and ages of UCB's Directors are currently as follows:

                                                                                                                   INITIAL
                                                                                                     DIRECTOR       TERM
NAME                            AGE                        POSITION(S) WITH UCB                        SINCE       EXPIRES
--------------------------      ---      ---------------------------------------------------------  -----------  -----------
Vijay Mallya..............          41   Chairman of the Board and Chief Executive Officer                1997         2000
Jerome Merchant...........          35   Director                                                         1997         1998
O'Neil Nalavadi...........          37   Director                                                         1997         1999

    Vijay Mallya has been the Chairman of the Board and Chief Executive Officer of UCB since its inception in April 1997. Mr. Mallya has been the Chairman of The UB Group since 1983. The UB Group is one of Asia's leading beer and spirits companies with annual sales in excess of US$1 Billion. While Chairman of The UB Group, Mr. Mallya has been responsible for (i) growing the group into a market leader in beer and spirits in India, (ii) developing world class brands in spirits, some of which are in the top 100 brands in the world in terms of volume and (iii) globalizing the business with operations in over 20 countries. Mr. Mallya has participated in the World Economic Forum in Switzerland and sits on boards of several companies and organizations including The Institute of Economic Studies (India).

    O'Neil Nalavadi has been a Director of UCB since its inception in April 1997. Mr. Nalavadi has been the Senior Vice President of The UB Group attached to the Chairman's office since September 1995. He has been with The UB Group for over 12 years in various positions. Between 1989 and 1995, Mr. Nalavadi was based in the United Kingdom responsible for strategic planning of UB International and assisting the Group Chairman in day to day operations of businesses in Europe, the Far East, the Middle East, the Americas and Africa. In 1995, Mr. Nalavadi moved to India and has been involved in reengineering UB's spirits and beer business. Lately he has been involved in implementing UB's strategic plans for North America. Mr. Nalavadi is a Chartered Accountant.

    Jerome G. Merchant has been a Director of UCB since its inception in April 1997. Mr. Merchant is currently the Strategic Planning Consultant, U.S.A. for The UB Group and has served in such capacity since July 1996. Since April 1992, Mr. Merchant has also served as President of J.G.M. Strategic Alliances, Ltd., a business consulting firm. Between 1989 and April 1992, Mr. Merchant was the Regional Vice President for Equus Capital Corporation, an investment company with assets in excess of $500 million. In his position at Equus Capital Corporation, Mr. Merchant provided equity investment capital, financial advice and marketing for numerous investments in equity oriented management led acquisitions. Mr. Merchant received his Bachelor of Science degree in Managerial Economics-Finance from the University of California, at Davis.

    If the Consolidation is consummated, James W. Bernau will be appointed to the Board of Directors of UCB, as will one other appointee of UBA and two independent directors who are mutually satisfactory to both Mr. Bernau and UBA. It may be necessary for UCB to appoint these two independent directors within 90 days of the consummation of the Consolidation in order to maintain its Nasdaq Small Cap Market listing. Failure to appoint such directors may result in delisting of the Common Stock of UCB.

    UCB's Board of Directors has recently established an audit committee and a compensation committee. The audit committee will recommend the annual employment of the Company's auditors and will review the scope of audit and non-audit assignments, related fees, the accounting principles used by UCB in financial reporting, internal financial auditing procedures and the adequacy of UCB's internal control procedures. The compensation committee will determine officers' salaries and bonuses, and will administer UCB's stock option plan. The two new independent directors will be appointed to the audit and compensation committees at the time they are elected or appointed to the Board of Directors.

EXECUTIVE OFFICER AND SIGNIFICANT EMPLOYEES

    The names, ages and positions of UCB's executive officers and significant employees are currently as follows:

NAME                                          AGE                    CURRENT POSITION(S) WITH UCB                   SINCE
----------------------------------------      ---      ---------------------------------------------------------  ---------
Vijay Mallya............................          41   Chairman of the Board and Chief Executive Officer               1997
James W. Bernau.........................          43   President                                                       1997
Yashpal Singh...........................          51   Executive Vice President of Operations                          1997
Percy A. Rivera.........................          44   Vice President, Finance and Accounting and Secretary            1997

    For information on the business background of Mr. Mallya see "Directors" above.

    For information on the business background of Mr. Bernau see "Nor'Wester Management" below.

    Mr. Singh became Executive Vice President of Operations for UCB in June 1997. Since March 1997, Mr. Singh has also served as Executive Vice President of Operations for Nor'Wester. From 1994 to date, Mr. Singh has been Senior Vice President, Operations for United Breweries Ltd., in Bangalore, India. From 1990 to 1994, Mr. Singh served in various capacities at Kalyani Brewery of United Breweries Ltd., most recently as Chief Executive. In addition, in 1992, Mr. Singh became Chief Executive of Jupiter Breweries and Industries Ltd. Mr. Singh holds degrees in Chemistry, Botany and Zoology from Punjab University in India. Mr. Singh is a member of the Master Brewers Association of America.

    Mr. Rivera became Vice President, Finance and Accounting in June 1997. Since April 1997, Mr. Rivera has been employed by Nor'Wester as an accountant. From 1995 to 1997, Mr. Rivera served as Vice President of Finance and Administration and Chief Financial Officer of William & Scott Inc., a national beverage sales and marketing organization. From 1988 to 1995, Mr. Rivera served as Controller and Information Systems Manager of Wisdom Import Sales Co., a national beverage importer. Mr. Rivera holds a B.S. degree in Economics from National University of Engineering, Lima, Peru, and an M.B.A. degree in Finance from California State University, Dominguez Hills.

                           UCB PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information regarding the beneficial ownership of Common
Stock of UCB as adjusted as of the Closing Date of the Investment Agreement for the consummation of the Consolidation and the Investment as to (i) each person who is known by UCB to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director of UCB, (iii) each of the executive officers and (iv) all Directors and executive officers as a group. Except as otherwise noted, UCB believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                                                      COMMON STOCK
                                                                            --------------------------------
                                                                                SHARES        APPROXIMATE
                                                                             BENEFICIALLY      PERCENTAGE
NAME AND ADDRESS                                                               OWNED(1)         OWNED(1)
--------------------------------------------------------------------------  --------------  ----------------
United Breweries of America, Inc. ........................................    1,130,728           40.0%(2)
  One Harbor Drive, Suite 102
  Sausalito, California 94965
Vijay Mallya .............................................................    1,231,671(3)        42.1%
  One Harbor Drive, Suite 102
  Sausalito, California 94965
James W. Bernau ..........................................................      383,625(4)        13.1%(2)
  8800 Enchanted Way SE
  Turner, Oregon 97392
Black & Company, Inc. ....................................................      343,202(5)        12.0%(2)
  One SW Columbia Street, Suite 1200
  Portland, Oregon 97258
Jerome Merchant...........................................................        --               --
O'Neil Nalavadi...........................................................        --               --
All Directors and executive officers as a group (4 people)................    1,615,296(6)        53.4%

------------------------

(1) Applicable percentage of ownership is based on 2,824,008 shares of Common Stock outstanding after the Consolidation and Investment together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after the date of this Proxy Statement/Prospectus are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) As a result of the issuance of additional shares to Needham and Black as partial payment for services in connection with the Consolidation, UBA's and James W. Bernau's holdings will decrease to 39.7% and 13.0%, respectively, and Black's beneficial holdings will increase to 12.4.%

(3) Mr. Mallya may be deemed to be a beneficial owner of UBA because the UBA shares are owned by a foreign corporation, the shares of which are controlled by fiduciaries who may exercise discretion in Mr. Mallya's favor amongst others. Also includes options to purchase 100,943 shares of UCB Common Stock to be granted pursuant to the Mallya Employment Agreement which will be exercisable within 60 days.

(4) Includes options to purchase 100,943 shares of UCB Common Stock to be granted pursuant to the Bernau Employment Agreement which will be exercisable within 60 days.

(5) Includes a warrant to purchase 17,250 shares of UCB Common Stock held by Black and a warrant to purchase 17,250 shares of UCB Common Stock held by its Chairman, Lawrence S. Black. The shares are deemed to be beneficially owned by Black, a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934, and represent (i) 103,327 shares owned directly by Black, (ii) 158,675 shares beneficially owned by clients of Black but held in managed accounts which give Black investment and/or voting power over such shares, (iii) 46,700 shares held by two officers of Black,
    (iv) 17,190 shares issuable pursuant to currently exercisable warrants issued to and held by Black in connection with Nor'Wester's initial public offering completed on January 17, 1996 ("Nor'Wester's IPO"), and (v) 17,190 shares issuable pursuant to currently exercisable warrants issued to and held by an officer of Black in connection with Nor'Wester's IPO.

(6) Includes options to purchase 201,886 shares of UCB Common Stock which are exercisable within 60 days. See also Note 3 above.

                  UCB PRO FORMA COMBINED FINANCIAL INFORMATION
                                  (UNAUDITED)

    The following unaudited pro forma combined financial information gives pro forma effect to the Consolidation, giving effect to the pro forma adjustments described in the accompanying notes. The Consolidation will be accounted for by UCB as the purchase by Nor'Wester of WVI, Aviator, Bayhawk and Mile High under the "purchase" method of accounting. APB 16 requires the purchase price to be allocated to the acquired assets and liabilities of WVI, Aviator, Bayhawk and Mile High on the basis of their estimated fair values as of the date of acquisition. The Unaudited Pro Forma Combined Balance Sheet as of March 31, 1997 gives effect to the Consolidation as if it occurred on March 31, 1997. The Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1996 and for the three months ended March 31, 1997 give effect to the Consolidation as if it occurred at the beginning of the periods presented and includes adjustments directly attributable to the Consolidation and expected to have a continuing impact on the combined company. The Unaudited Pro Forma Combined Balance Sheet as of March 31, 1997 gives effect to the proposed acquisition of Mendocino Brewing Company as if it occurred on March 31, 1997. The Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1996 and for the three months ended March 31, 1997 give effect to the proposed acquisition of Mendocino Brewing Company as if it occurred at the beginning of the periods presented and includes adjustments directly attributable to the proposed acquisition of Mendocino Brewing Company and expected to have a continuing impact on the combined company. The acquisition of Mendocino will be accounted for under the purchase method of accounting in accordance with APB16. The Unaudited Pro Forma Balance Sheet reflects merger expenses of $1.4 million expected to be incurred by UCB in connection with the Consolidation. See "Risk Factors--Merger Expenses."

    The Pro Forma Combined Financial Information and related notes are provided for informational purposes only. The Pro Forma Combined Financial Information presented is not necessarily indicative of the consolidated financial position or results of operations of UCB as they may be in the future or as they might have been had the Consolidation been effected on the assumed dates. The Pro Forma Financial Information should be read in conjunction with the historical consolidated financial statements of Nor'Wester, WVI, Aviator, Bayhawk and Mile High, and the related notes thereto, which are included elsewhere in this Proxy Statement/Prospectus. See "Consolidated Financial Statements of Nor'Wester," "Consolidated Financial Statements of WVI," "Financial Statements of Aviator," "Financial Statements of Bayhawk" and "Financial Statements of Mile High" herein.

                           UNITED CRAFT BREWERS, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1997

                         WILLAMETTE
                          VALLEY,                                       WVI CONSOLIDATION      WVI        NOR'WESTER
                            INC.      AVIATOR    BAYHAWK    MILE HIGH     ELIMINATIONS     CONSOLIDATED  CONSOLIDATED
                         ----------  ---------  ----------  ----------  -----------------  ------------  ------------
ASSETS:
Cash and cash
  equivalents..........  $        0  $       0  $   20,843  $    3,726                      $   24,569    $   80,543
Accounts receivable....           0    190,544      56,739      22,396                         269,679       592,813
Other receivables......       8,799          0           0           0                           8,799       103,761
Affiliate
  receivables..........           0          0           0           0                               0     1,928,984
Inventories............           0    292,392      31,705           0                         324,097       830,902
Marketing supplies.....           0          0           0           0                               0        77,982
Prepaids and other
  current..............      11,250     25,746       2,707       8,564                          48,267       336,912
                         ----------  ---------  ----------  ----------                     ------------  ------------
                             20,049    508,682     111,994      34,686                         675,411     3,951,897
Property and
  equipment............     121,936  2,444,451     916,230   2,267,427                       5,750,044    12,771,237
Less: accumulated
  depreciation.........     (67,743)  (221,806)   (126,245)   (300,760)                       (716,554)     (983,318)
Deferred stock offering
  costs................
Other non-current
  assets...............           0          0           0       8,169                           8,169        65,000
Investment in
  affiliates...........     300,000          0           0           0   $  (300,000)(1)             0             0
Goodwill...............           0          0           0           0                               0             0
                         ----------  ---------  ----------  ----------                     ------------  ------------
                         $  374,242  $2,731,327 $  901,979  $2,009,522                      $5,717,070    $15,804,816
                         ----------  ---------  ----------  ----------                     ------------  ------------
                         ----------  ---------  ----------  ----------                     ------------  ------------
LIABILITIES AND
  SHAREHOLDER'S EQUITY
Line of credit.........  $        0  $       0  $        0  $        0                      $        0    $1,041,000
Current portion of
  long-term debt.......           0      4,154  $        0      71,218                          75,372     3,689,289
Accounts payable.......      32,060    729,867      39,844     863,359                       1,665,130     2,356,868
Container deposits.....           0     24,609      29,623           0                          54,232       127,396
Reserve for impairment
  loss.................           0          0           0      50,000                          50,000             0
Accrued payroll and
  other................      72,386     35,182      22,329      24.533                         154,430       223,266
Accrued construction
  costs................           0          0           0           0                               0             0
Affiliate payables.....  (1,149.371)   942,251     304,193   1,843,915                       1,940,988             0
                         ----------  ---------  ----------  ----------                     ------------  ------------
                         (1,044,925) 1,736,063     395,989   2,853,025                       3,940,152     7,437,819
Long-term debt and
  capital lease........           0     56,262           0     217,446                         273,708        10,825
Deferred rent..........           0     78,602           0           0                          78,602             0
                         ----------  ---------  ----------  ----------                     ------------  ------------
Total liabilities......  (1,044,925) 1,870,927     395,989   3,070,471                       4,292,462     7,448,644
                         ----------  ---------  ----------  ----------                     ------------  ------------
Minority interest......           0          0           0           0       120,066(2)        120,066             0
                         ----------  ---------  ----------  ----------                     ------------  ------------
Shareholder's Equity:
Common stock...........      48,610      5,332       2,201       4,694       (12,227)(1)        48,610    11,064,480
Preferred stock........
Additional paid in
  capital..............   2,261,734  2,582,553   1,427,982   2,252,274      (287,773)(1)     5,453,712             0
                                                                            (120,066)(2)
                                                                          (2,662,992)(3)
Retained earnings
  (deficit)............    (891,177) (1,727,485)   (924,193) (3,317,917)    2,662,992(3)    (4,197,780)   (2,708,308)
                         ----------  ---------  ----------  ----------                     ------------  ------------
                          1,419,167    860,400     505,990  (1,060,949)                      1,304,542     8,356,172
                         ----------  ---------  ----------  ----------                     ------------  ------------
                         $  374,242  $2,731,327 $  901,979  $2,009,522                      $5,717,070    $15,804,816
                         ----------  ---------  ----------  ----------                     ------------  ------------
                         ----------  ---------  ----------  ----------                     ------------  ------------

                                                                                        PRO FORMA
                                         CONSTITUENT                                       UCB
                                         CORPORATIONS       PRO FORMA ADJUSTMENTS        COMBINED                    MENDOCINO
                                          PRO FORMA    -------------------------------    BEFORE                     PRO FORMA
                          ELIMINATIONS     COMBINED    CONSOLIDATION   UBA INVESTMENT   MENDOCINO     MENDOCINO     ADJUSTMENTS
                         --------------  ------------  --------------  ---------------  ----------  -------------  --------------
ASSETS:
Cash and cash
  equivalents..........                   $  105,112                    $ 3,250,000(6)  $3,355,112  $     290,523  $ 3,500,000(13)
Accounts receivable....                      862,492                                       862,492        386,825
Other receivables......                      112,560                                       112,560         71,900
Affiliate
  receivables..........  $(1,907,897)(4)      21,087                                        21,087
Inventories............                    1,154,999                                     1,154,999        261,434
Marketing supplies.....                       77,982                                        77,982
Prepaids and other
  current..............                      385,179                        (50,000)(6)    335,179         43,461
                                         ------------                                   ----------  -------------
                                           2,719,411                                     5,919,411      1,054,143
Property and
  equipment............                   18,521,281                                    18,521,281     11,229,623
Less: accumulated
  depreciation.........                   (1,699,872)                                   (1,699,872)      (555,495)
Deferred stock offering
  costs................                            0                                             0        317,222
Other non-current
  assets...............                       73,169                                        73,169        306,205
Investment in
  affiliates...........                            0                                             0              0
Goodwill...............                            0                                             0              0    8,962,027(14)
                                         ------------                                   ----------  -------------
                                          $19,613,989                                   $22,813,989 $  12,351,698
                                         ------------                                   ----------  -------------
                                         ------------                                   ----------  -------------
LIABILITIES AND
  SHAREHOLDER'S EQUITY
Line of credit.........                   $1,041,000                                    $1,041,000  $     600,000
Current portion of
  long-term debt.......                    3,764,661                       (900,000)(6)  2,864,661      3,499,496
Accounts payable.......                    4,021,998                                     4,021,998        728,072
Container deposits.....                      181,628                                       181,628
Reserve for impairment
  loss.................                       50,000                                        50,000
Accrued payroll and
  other................                      377,696                                       377,696        156,109
Accrued construction
  costs................                            0                                             0      1,048,901
Affiliate payables.....   (1,907,897)(4)      33,091                                        33,091
                                         ------------                                   ----------  -------------
                                           9,470,074                                     8,570,074      6,032,578
Long-term debt and
  capital lease........                      284,533                                       284,533      1,988,047
Deferred rent..........                       78,602                                        78,602         18,100
                                         ------------                                   ----------  -------------
Total liabilities......                    9,833,209                                     8,933,209      8,038,725
                                         ------------                                   ----------  -------------
Minority interest......                      120,066                                       120,066              0
                                         ------------                                   ----------  -------------
Shareholder's Equity:
Common stock...........                   11,113,090   (11,111,314)(5)        1,048(6)       2,824      4,005,532   (4,003,003)(15)
Preferred stock........                                                                                   227,600     (227,600)(16)
Additional paid in
  capital..............                    5,453,712    11,111,314(5)     4,098,952(6)  16,466,198              0    8,962,027(14)
                                                        (4,197,780)(7)                                               3,500,000(13)
                                                                                                                       227,600(16)
                                                                                                                        79,841(17)
                                                                                                                     4,003,003(15)
Retained earnings
  (deficit)............                   (6,906,088)    4,197,780(7)                   (2,708,308)        79,841      (79,841)(17)
                                         ------------                                   ----------  -------------
                                           9,660,714                                    13,760,714      4,312,973
                                         ------------                                   ----------  -------------
                                          $19,613,989                                   $22,813,989 $  12,351,698
                                         ------------                                   ----------  -------------
                                         ------------                                   ----------  -------------


                         PRO FORMA
                            UCB
                          COMBINED
                         ----------
ASSETS:
Cash and cash
  equivalents..........  $7,145,635
Accounts receivable....   1,249,317
Other receivables......     184,460
Affiliate
  receivables..........      21,087
Inventories............   1,416,433
Marketing supplies.....      77,982
Prepaids and other
  current..............     378,640
                         ----------
                         10,473,554
Property and
  equipment............  29,750,904
Less: accumulated
  depreciation.........  (2,255,367)
Deferred stock offering
  costs................     317,222
Other non-current
  assets...............     379,374
Investment in
  affiliates...........           0
Goodwill...............   8,962,027
                         ----------
                         $47,627,714
                         ----------
                         ----------
LIABILITIES AND
  SHAREHOLDER'S EQUITY
Line of credit.........  $1,641,000
Current portion of
  long-term debt.......   6,364,157
Accounts payable.......   4,750,070
Container deposits.....     181,628
Reserve for impairment
  loss.................      50,000
Accrued payroll and
  other................     533,805
Accrued construction
  costs................   1,048,901
Affiliate payables.....      33,091
                         ----------
                         14,602,652
Long-term debt and
  capital lease........   2,272,580
Deferred rent..........      96,702
                         ----------
Total liabilities......  16,971,934
                         ----------
Minority interest......     120,066
                         ----------
Shareholder's Equity:
Common stock...........       5,353
Preferred stock........           0
Additional paid in
  capital..............  33,238,595

Retained earnings
  (deficit)............  (2,708,308)
                         ----------
                         30,535,714
                         ----------
                         $47,627,714
                         ----------
                         ----------

                           UNITED CRAFT BREWERS, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1997

                             WILLAMETTE
                               VALLEY,                                       WVI CONSOLIDATION      WVI        NOR'WESTER
                                INC.       AVIATOR    BAYHAWK    MILE HIGH     ELIMINATIONS     CONSOLIDATED  CONSOLIDATED
                             -----------  ---------  ----------  ----------  -----------------  ------------  ------------
Revenue:
Gross revenues.............   $       0   $ 298,632  $   92,652  $   16,770                      $  408,054    $1,317,212
Less excise taxes..........           0     (15,486)     (5,451)     (1,701)                        (22,638)      (63,365)
                             -----------  ---------  ----------  ----------                     ------------  ------------
Net revenues...............           0     283,146      87,201      15,069                         385,416     1,253,847
Management services........           0           0           0           0                               0             0
                             -----------  ---------  ----------  ----------                     ------------  ------------
                                      0     283,146      87,201      15,069                         385,416     1,253,847
                             -----------  ---------  ----------  ----------                     ------------  ------------
Cost of goods sold:
Cost of products...........           0     294,825      88,110      80,947                         463,882       980,409
Management services........                                                                               0             0
                             -----------  ---------  ----------  ----------                     ------------  ------------
                                      0     294,825      88,110      80,947                         463,882       980,409
                             -----------  ---------  ----------  ----------                     ------------  ------------
Gross margin...............           0     (11,679)       (909)    (65,878)                        (78,466)      273,438
Selling, general,
  administrative...........      65,259     110,637      60,598      91,423                         327,917       578,838
                             -----------  ---------  ----------  ----------                     ------------  ------------
Loss from operations.......     (65,259)   (122,316)    (61,507)   (157,301)                       (406,383)     (305,400)
Other income (expense):
Interest income
  (expense)................           7      (2,095)        207                                      (1,881)     (118,597)
Other income (expense).....      (8,636)                                                             (8,636)            0
                             -----------  ---------  ----------  ----------                     ------------  ------------
Loss before taxes and
  minority interest........     (73,888)   (124,411)    (61,300)   (157,301)                       (416,900)     (423,997)
Income taxes (benefit).....           0           0           0           0                               0             0
                             -----------  ---------  ----------  ----------                     ------------  ------------
Loss before minority
  interest.................     (73,888)   (124,411)    (61,300)   (157,301)                       (416,900)     (423,997)
Minority interest in
  income...................           0           0           0           0    $  163,640(9)        163,640
                             -----------  ---------  ----------  ----------                     ------------  ------------
Net loss...................   $ (73,888)  $(124,411) $  (61,300) $ (157,301)                     $ (253,260)   $ (423,997)
                             -----------  ---------  ----------  ----------                     ------------  ------------
                             -----------  ---------  ----------  ----------                     ------------  ------------
Net loss per common share..               $   (0.02) $    (0.03) $    (0.03)                     $    (0.05)   $    (0.11)
                                          ---------  ----------  ----------                     ------------  ------------
                                          ---------  ----------  ----------                     ------------  ------------
Weighted average number of
  common shares
  outstanding..............               5,331,775   2,200,814   4,693,787                       4,860,996     3,711,097
                                          ---------  ----------  ----------                     ------------  ------------
                                          ---------  ----------  ----------                     ------------  ------------

                                                                                            PRO FORMA
                                              CONSTITUENT                                      UCB
                                              CORPORATIONS      PRO FORMA ADJUSTMENTS        COMBINED                 MENDOCINO
                                               PRO FORMA    ------------------------------    BEFORE                  PRO FORMA
                              ELIMINATIONS      COMBINED    CONSOLIDATION  UBA INVESTMENT   MENDOCINO    MENDOCINO   ADJUSTMENTS
                             ---------------  ------------  -------------  ---------------  ----------  -----------  ------------
Revenue:
Gross revenues.............                    $1,725,266                                   $1,725,266   $1,051,487
Less excise taxes..........                       (86,003)                                     (86,003)    (46,914)
                                              ------------                                  ----------  -----------
Net revenues...............                     1,639,263                                    1,639,263   1,004,573
Management services........                             0                                            0
                                              ------------                                  ----------  -----------
                                                1,639,263                                    1,639,263   1,004,573
                                              ------------                                  ----------  -----------
Cost of goods sold:
Cost of products...........                     1,444,291                                    1,444,291     576,240
Management services........                             0                                            0
                                              ------------                                  ----------  -----------
                                                1,444,291                                    1,444,291     576,240
                                              ------------                                  ----------  -----------
Gross margin...............                       194,972                                      194,972     428,333
Selling, general,
  administrative...........                       906,755                                      906,755     558,019    $ 149,367(18)
                                              ------------                                  ----------  -----------
Loss from operations.......                      (711,783)                                    (711,783)   (129,686)
Other income (expense):
Interest income
  (expense)................                      (120,478)                                    (120,478)      1,996
Other income (expense).....                        (8,636)                                      (8,636)      5,260
                                              ------------                                  ----------  -----------
Loss before taxes and
  minority interest........                      (840,897)                                    (840,897)   (122,430)
Income taxes (benefit).....                             0                                            0         800
                                              ------------                                  ----------  -----------
Loss before minority
  interest.................                      (840,897)                                    (840,897)   (123,230)
Minority interest in
  income...................                       163,640                                      163,640
                                              ------------                                  ----------  -----------
Net loss...................                    $ (677,257)                                  $ (677,257)  $(123,230)
                                              ------------                                  ----------  -----------
                                              ------------                                  ----------  -----------
Net loss per common share..                    $    (0.38)                                  $    (0.24)  $   (0.05)
                                              ------------                                  ----------  -----------
                                              ------------                                  ----------  -----------
Weighted average number of
  common shares
  outstanding..............                     1,776,389                                    2,824,008   2,329,783
                                              ------------                                  ----------  -----------
                                              ------------                                  ----------  -----------


                             PRO FORMA
                                UCB
                              COMBINED
                             ----------
Revenue:
Gross revenues.............  $2,776,753
Less excise taxes..........    (132,917)
                             ----------
Net revenues...............   2,643,836
Management services........           0
                             ----------
                              2,643,836
                             ----------
Cost of goods sold:
Cost of products...........   2,020,531
Management services........           0
                             ----------
                              2,020,531
                             ----------
Gross margin...............     623,305
Selling, general,
  administrative...........   1,614,141
                             ----------
Loss from operations.......    (990,836)
Other income (expense):
Interest income
  (expense)................    (118,482)
Other income (expense).....      (3,376)
                             ----------
Loss before taxes and
  minority interest........  (1,112,694)
Income taxes (benefit).....         800
                             ----------
Loss before minority
  interest.................  (1,113,494)
Minority interest in
  income...................     163,640
                             ----------
Net loss...................  $ (949,854)
                             ----------
                             ----------
Net loss per common share..  $    (0.18)
                             ----------
                             ----------
Weighted average number of
  common shares
  outstanding..............   5,352,579
                             ----------
                             ----------

                           UNITED CRAFT BREWERS, INC.
              UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                       WILLAMETTE
                         VALLEY,                                       WVI CONSOLIDATION      WVI        NOR'WESTER
                          INC.       BAYHAWK    AVIATOR    MILE HIGH     ELIMINATIONS     CONSOLIDATED  CONSOLIDATED
                       -----------  ---------  ----------  ----------  -----------------  ------------  ------------
Revenue:
Gross revenues.......   $       0   $ 461,549  $1,905,511  $1,600,915                      $3,967,975    $6,820,691
Less excise taxes....           0     (41,611)    (81,434)    (85,426)                       (208,471)     (296,609)
                       -----------  ---------  ----------  ----------                     ------------  ------------
Net revenues.........           0     419,938   1,824,077   1,515,489                       3,759,504     6,524,082
Management services..     266,775           0           0           0    $ (156,975)(8)       109,800             0
                       -----------  ---------  ----------  ----------                     ------------  ------------
                          266,775     419,938   1,824,077   1,515,489                       3,869,304     6,524,082
                       -----------  ---------  ----------  ----------                     ------------  ------------
Cost of goods sold:
Cost of products.....           0     364,450   1,879,062   1,905,335                       4,148,847     5,159,889
Management services..     266,775           0           0           0      (156,975      (8)     109,800           0
                       -----------  ---------  ----------  ----------                     ------------  ------------
                          266,775     364,450   1,879,062   1,905,335                       4,258,647     5,159,889
                       -----------  ---------  ----------  ----------                     ------------  ------------
Gross margin.........           0      55,488     (54,985)   (389,846)                       (389,343 )   1,364,193
Selling, general,
  administrative.....     247,285     339,766     851,352     790,615                       2,229,018     4,545,559
Write-off of stock
  offering costs.....           0           0     249,871     212,098                         461,969             0
Estimated impairment
  loss...............           0           0           0   1,018,879                       1,018,879             0
                       -----------  ---------  ----------  ----------                     ------------  ------------
Loss from
  operations.........    (247,285 )  (284,278) (1,156,208) (2,411,438)                     (4,099,209 )  (3,181,366)
Other income
  (expense):
Interest income
  (expense)..........      16,261     (11,606)     (1,498)    (37,958)                        (34,801 )      43,400
Other income
  (expense)..........    (204,782 )     4,342           0      17,124                        (183,316 )      (4,457)
                       -----------  ---------  ----------  ----------                     ------------  ------------
Loss before taxes and
  minority
  interest...........    (435,806 )  (291,542) (1,157,706) (2,432,272)                     (4,317,326 )  (3,142,423)
Income taxes
  (benefit)..........           0           0           0           0                               0      (168,000)
                       -----------  ---------  ----------  ----------                     ------------  ------------
Loss before minority
  interest...........    (435,806 )  (291,542) (1,157,706) (2,432,272)                     (4,317,326 )  (2,974,423)
Minority interest in
  income.............           0           0                       0     1,853,095     (9)   1,853,095     222,497
                       -----------  ---------  ----------  ----------                     ------------  ------------
Net loss.............  $ (435,806 ) $(291,542) $(1,157,706) $(2,432,272)                  $(2,464,231 ) $(2,751,926)
                       -----------  ---------  ----------  ----------                     ------------  ------------
                       -----------  ---------  ----------  ----------                     ------------  ------------
Net loss per common
  share..............               $   (0.13) $    (0.20) $    (0.52)                    $     (0.51 ) $     (0.74)
                                    ---------  ----------  ----------                     ------------  ------------
                                    ---------  ----------  ----------                     ------------  ------------
Weighted average
  number of common
  shares
  outstanding........               2,200,814   5,685,642   4,691,810                       4,852,513     3,696,041
                                    ---------  ----------  ----------                     ------------  ------------
                                    ---------  ----------  ----------                     ------------  ------------

                                                                                      PRO FORMA
                                        CONSTITUENT                                      UCB
                                        CORPORATIONS      PRO FORMA ADJUSTMENTS        COMBINED                 MENDOCINO
                                         PRO FORMA    ------------------------------    BEFORE                  PRO FORMA
                        ELIMINATIONS      COMBINED    CONSOLIDATION  UBA INVESTMENT   MENDOCINO   MENDOCINO    ADJUSTMENTS
                       ---------------  ------------  -------------  ---------------  ----------  ----------  -------------
Revenue:
Gross revenues.......  $(1,375,222)(10)  $9,413,444                                   $9,413,444  $4,004,700
Less excise taxes....                      (505,080)                                    (505,080)   (165,000)
                                        ------------                                  ----------  ----------
Net revenues.........                     8,908,364                                    8,908,364   3,839,700
Management services..      (90,975      11)      18,825                                   18,825
                                        ------------                                  ----------  ----------
                                          8,927,189                                    8,927,189   3,839,700
                                        ------------                                  ----------  ----------
Cost of goods sold:
Cost of products.....   (1,375,222          0)   7,933,514                             7,933,514   1,909,700
Management services..      (90,975      11)      18,825                                   18,825
                                        ------------                                  ----------  ----------
                                          7,952,339                                    7,952,339   1,909,700
                                        ------------                                  ----------  ----------
Gross margin.........                       974,850                                      974,850   1,930,000
Selling, general,
  administrative.....                     6,774,577                                    6,774,577   2,102,400     597,468  (18)
Write-off of stock
  offering costs.....                       461,969                                      461,969
Estimated impairment
  loss...............                     1,018,879                                    1,018,879
                                        ------------                                  ----------  ----------
Loss from
  operations.........                    (7,280,575 )                                 (7,280,575)   (172,400)
Other income
  (expense):
Interest income
  (expense)..........                         8,599                                        8,599      11,600
Other income
  (expense)..........     (222,497          2)      34,724                                34,724     (41,200)
                                        ------------                                  ----------  ----------
Loss before taxes and
  minority
  interest...........                    (7,237,252 )                                 (7,237,252)   (202,000)
Income taxes
  (benefit)..........                      (168,000 )                                   (168,000)    (78,200)
                                        ------------                                  ----------  ----------
Loss before minority
  interest...........                    (7,069,252 )                                 (7,069,252)   (123,800)
Minority interest in
  income.............     (222,497        2)   1,853,095                               1,853,095
                                        ------------                                  ----------  ----------
Net loss.............                   $(5,216,157 )                                 $(5,216,157) $ (123,800)
                                        ------------                                  ----------  ----------
                                        ------------                                  ----------  ----------
Net loss per common
  share..............                   $     (2.94 )                                 $    (1.85) $    (0.05)
                                        ------------                                  ----------  ----------
                                        ------------                                  ----------  ----------
Weighted average
  number of common
  shares
  outstanding........                     1,776,389                                    2,824,008   2,322,222
                                        ------------                                  ----------  ----------
                                        ------------                                  ----------  ----------


                       PRO FORMA
                          UCB
                        COMBINED
                       ----------
Revenue:
Gross revenues.......  $13,418,144
Less excise taxes....    (670,080)
                       ----------
Net revenues.........  12,748,064
Management services..      18,825
                       ----------
                       12,766,889
                       ----------
Cost of goods sold:
Cost of products.....   9,843,214
Management services..      18,825
                       ----------
                        9,862,039
                       ----------
Gross margin.........   2,904,850
Selling, general,
  administrative.....   9,474,445
Write-off of stock
  offering costs.....     461,969
Estimated impairment
  loss...............   1,018,879
                       ----------
Loss from
  operations.........  (8,050,443)
Other income
  (expense):
Interest income
  (expense)..........      20,199
Other income
  (expense)..........      (6,476)
                       ----------
Loss before taxes and
  minority
  interest...........  (8,036,720)
Income taxes
  (benefit)..........    (246,200)
                       ----------
Loss before minority
  interest...........  (7,790,520)
Minority interest in
  income.............   1,853,095
                       ----------
Net loss.............  $(5,937,425)
                       ----------
                       ----------
Net loss per common
  share..............  $    (1.11)
                       ----------
                       ----------
Weighted average
  number of common
  shares
  outstanding........   5,352,579
                       ----------
                       ----------

----------------------------------------

FOOTNOTES ON NEXT PAGE

                          NOTES TO UNAUDITED PRO FORMA
                         COMBINED FINANCIAL STATEMENTS

 1. Represents the elimination of WVI's investment in its subsidiaries.

 2. Represents the recording of the minority interest in the net assets of Aviator, Bayhawk and Mile High.

 3. Represents the recording of the minority interests' share in the accumulated losses of Aviator, Bayhawk and Mile High.

 4. Represents the elimination of affiliate receivables/payables between Nor'Wester and the WVI entities.

 5. Represents the reclassification of common stock to additional paid-in capital related to the exchange of shares by the existing companies for 60% of the total shares being issued by UCB. UCB common stock has a par value of $0.001.

 6. Represents the investment of $5.5 million by UBA in exchange for a 40% interest in UCB. $900,000 had been paid to Nor'Wester during 1996 in the form of a bridge loan, and this amount is reclassified as equity for pro forma purposes. Estimated expenses of $1.4 million related to raising capital, $50,000 of which were deferred at December 31, 1996, are recorded as a reduction of capital. UCB common stock has a par value of $0.001, accordingly, the net investment of $4.1 million is recorded primarily as additional paid-in capital.

 7. Represents the reclassification of accumulated deficits of WVI and its subsidiaries to additional paid-in capital in order to present UCB as a new entity.

 8. Represents the elimination of management services provided to Aviator, Bayhawk and Mile High.

 9. Represents the minority interests' share in the losses incurred by Aviator, Bayhawk and Mile High.

10. Represents the elimination of cooperative brewing revenues and costs recorded by Nor'Wester, Aviator, Bayhawk and Mile High.

11. Represents the elimination of management services provided by WVI to Nor'Wester and the elimination of management services provided by Nor'Wester to WVI, Aviator, Bayhawk and Mile High.

12. Represents the elimination of the minority interests' share in the losses of North Country Joint Venture for the first nine months of 1996 during which WVI owned 39% of North Country Joint Venture. Nor'Wester purchased the 39% interest from WVI in October, 1996, and North Country Joint Venture was a wholly-owned subsidiary of Nor'Wester at December 31, 1996.

13. Represents an estimate of the investment by UBA in UCB prior to the merger of Mendocino with a subsidiary of UCB. The Letter of Intent with Mendocino contemplates that UBA will purchase preferred and/or common equity securities for an ownership interest of approximately 30% for between $3,000,000 and $4,000,000 in cash. The parties are still in negotiations regarding the actual purchase price to be paid to Mendocino. Accordingly, for purposes of the pro forma calculations only, a purchase price of $3,500,000 has been assumed. The actual amount of such purchase price may be higher or lower.

14. Represents the recording of goodwill related to the purchase price in excess of the net assets of Mendocino after the investment by UBA. The Letter of Intent with Mendocino contemplates that the value assigned to Mendocino's shares of common stock for the purposes of the investment by UBA and the exchange of UCB shares for Mendocino shares will be between $4.00 and $4.50 per share. The parties are still in negotiations regarding the actual purchase price to be paid by UBA and the number of shares of UCB common stock to be exchanged for each share of Mendocino common stock. Accordingly, for purposes of the pro forma calculations only, a value of $4.25 per share of Mendocino common stock has been assumed. The actual value assigned to Mendocino's shares may be higher or lower. See also Note 13 above. Therefore the amount of goodwill may change based upon a due diligence review and possible further negotiations of total purchase price. For purposes of the pro forma adjustments, an estimated purchase price of $13,275,000 has been used as the value of the Mendocino shares to be acquired by UCB in the stock exchange. Based on the net book value of Mendocino as of March 31, 1997 of $4,312,973, this results in goodwill of $8,962,027. Management believes that net book value approximates fair value of the assets to be acquired based on management's understanding of the current market for craft brewing equipment. For every $1,000 change in the actual purchase price, it is estimated that goodwill will change by $1,000 and related amortization would change by approximately $67 and $17 for the year ended December 31, 1996 and the three months ended March 31, 1997, respectively. Based upon additional due diligence procedures, certain intangibles may be identified that have a life different than the fifteen-year life assigned to goodwill for purposes of the pro forma adjustments; however, management believes that the effect of the excess purchase price that may be allocated to intangibles with lives less than fifteen years is not expected to have a material effect on the amortization expense. See also Note 18.

15. Represents the reclassification of common stock of Mendocino as additional paid-in capital related to the exchange of approximately 2.3 million shares of Common Stock of Mendocino for approximately 2.5 million shares of UCB Common Stock assuming a purchase price of $13,275,000 for Mendocino (the assumed value of Mendocino based upon the investment by UBA as described in
    Note 13) and assuming a fair market value of $5.25 per share of UCB Common Stock, $0.001 par value (the value assigned to UCB Common Stock in determining the exchange ratios in connection with the Consolidation). See Notes 13 and 14 above.

16. Represents the reclassification of preferred stock of Mendocino as additional paid-in capital in accordance with APB 16 purchase accounting.

17. Represents the reclassification of the retained earnings of Mendocino to additional paid-in capital in accordance with APB 16 purchase accounting.

18. Amount represents goodwill amortization created by the purchase of Mendocino as if the purchase occurred at the beginning of the period presented. The goodwill is being amortized over an estimated life of fifteen years. See also Note 14 above.

               GENERAL DESCRIPTION OF THE CRAFT BREWING INDUSTRY
               AND THE BUSINESSES OF THE CONSTITUENT CORPORATIONS

    Each of the Constituent Corporations (except WVI) operates one or more craft breweries (the "Breweries"). The following is a general description of the craft brewing industry and the businesses of the Constituent Corporations. For a description of certain matters specific to the business, properties, products, and operations of each Constituent Corporation, see "Nor'Wester Business," "WVI Business," "Aviator Business," "Bayhawk Business," and "Mile High Business."

THE INDUSTRY

    The craft brewing segment of the United States brewing industry is comprised of regional craft brewers such as Nor'Wester (i.e. brewers that produces between 15,000 and 1,000,000 barrels a year), contract brewers (i.e. companies that formulate and market products brewed by third-party mass production brewers), microbrewers such as Bayhawk (i.e. brewers that produce under 15,000 barrels of craft beer a year) and brewpubs (i.e. a combination restaurant and brewery which produces principally for on-site consumption). Craft beers are full flavored beers, brewed in traditional European brewing styles with quality hops, malted barley, yeast and water.

    Beginning in California, Oregon and Washington and more recently in the New England states, Colorado and other regions across the country, regional craft brewers, contract brewers, microbrewers, and brewpubs emerged to form the craft beer industry. Certain craft brewers, such as Nor'Wester, have been able to grow from microbrewers into regional craft brewers by increasing the size of their breweries, while maintaining traditional European brewing methods. Contract brewers, who generally do not have their own brewing facilities, have taken advantage of demand by retaining industrial brewers to perform contract brewing at otherwise under-utilized industrial brewing facilities. Industrial brewers have also sought to appeal to this demand for craft beers by introducing their own fuller flavored specialty beers or by acquiring or forming partnerships with existing craft brewers.

RAW MATERIALS

    Raw materials used by the Breweries consist primarily of malted grains, hops, brewers' yeast and water filtered through activated charcoal filters. The Breweries typically purchase all of their malted barley and wheat from one or two suppliers, although several comparable, alternative suppliers exist. Each of the Breweries typically selects the variety and grower of its high quality, whole flower Pacific Northwest hops, and purchases them through two major brokers. The Constituent Corporations believe that alternative sources of malted grains and hops are available at competitive prices. Each of the Breweries currently cultivates its own yeast supply and multiple competitive sources of supply for most packaging materials, such as bottles, labels, six-pack carriers, crowns and shipping cases are available to the Breweries.

DISTRIBUTION

    Each of the Constituent Corporations markets its products under a locally based brand name developed specifically for that brewery. (See "Business--Trademarks" for each Constituent Corporation). Each of the Constituent Corporations sells its draft beers directly to consumers visiting the respective brewery and through wholesale distribution to pubs, taverns, and restaurants. Products from each of the Constituent Corporations (except Bayhawk) are also purchased by consumers in bottles at supermarkets, warehouse clubs, convenience stores and liquor stores, depending on state and local laws. The products are delivered to these retail outlets through a network of independent distributors.

    The Constituent Corporations' distributors also represent competing specialty beer brands, as well as national beer brands, and are to varying degrees influenced by their continued business relationships with other brewers. The independent distributors may be influenced by a large brewer if they rely on that brewer for a significant portion of their sales. While each of the Constituent Corporations believes that its relationships with its distributors are generally good, these relationships are relatively new and untested. There can be no assurance that the distributors will continue to effectively market and distribute the products of the Constituent Corporations.

    Typically, the distribution agreements cover a specific geographic area, and appoint the distributor as the exclusive distributor in that geographic area, subject in certain cases to rights to engage in certain limited retailing activities. The distribution agreements provide that payment shall be made in full not more than 30 days after the date of delivery. The distribution agreements also provide for general cooperation among the distributors and the applicable Constituent Corporation in marketing, merchandising and promotional efforts. Each distribution agreement may be terminated by either party 60 days after written notice of dissatisfaction with performance specifying the grounds for such dissatisfaction if the specified deficiencies have not been cured by the end of the 60-day period.

    Craft beers generally sell at a price premium relative to domestic industrial beers. Retail prices for bottled craft beers typically range from $4.99 to $7.99 per six pack of 12 ounce bottles versus approximately $2.99 to $3.99 for industrial beers. This price premium provides generally higher profit margins for the distributors and retailers that offer craft beers. The Constituent Corporations believe that distributors and retailers of bottled beers are eager to increase their sales of higher margin craft beers as industrial brewers continue to wage price wars to gain market share in this flat growth segment thereby decreasing distributor's margins.

    To further promote retail product sales, the Constituent Corporations periodically offer "post-offs," or price discounts to their distributors. Distributors and retailers often participate in these price discounts.

COMPETITION

    The craft beer segment is highly fragmented and competitive, especially in the Pacific Northwest, which is one of the most developed craft beer markets in the United States in terms of number of breweries and consumer awareness. The Constituent Corporations compete primarily with other craft brewers, contract brewers, producers of imported beers and mass market industrial brewers. The principal means of competition in the craft beer segment are product quality, taste, consistency and freshness, brand and product differentiation, distribution methods and area coverage, promotional methods, packaging, development of new products and, to a lesser extent, pricing.

    The craft beer industry has become saturated with numerous brands each comprised of several beer styles. As a result, growth rates are slowing, especially in the Pacific Northwest where there are many brands vying for available shelf space and taps. The industry is also facing a loss of shelf space, and therefore sales, to the industrial brewers, who have created fuller flavor specialty beers and are threatening to withdraw their business from distributors who also distribute brewery brands.

    Competition among craft brewers is expected to continue to increase, possibly resulting in decreases in market share, growth rates and product prices.

RESEARCH AND DEVELOPMENT

    To meet varying consumer style and flavor preferences, the Constituent Corporations engage in the development and testing of new products. Small batches of new products are made for sampling at the Constituent Corporations and in community tastings. Research is also done through tastings and surveys with distributors and consumers on beer styles and brand imagery.

REGULATION AND DRAM SHOP LIABILITY

    The craft beer business is highly regulated at federal, state and local levels. Various permits, licenses and approvals necessary for brewery and pub operations and the sale of alcoholic beverages are required from various agencies, including the U.S. Treasury Department, Bureau of Alcohol, Tobacco and Firearms

(the "BATF"); the United States Department of Agriculture; the United States Food and Drug Administration; state alcohol regulatory agencies; and state and local health, sanitation, safety, fire and environmental agencies. In addition, the beer industry is subject to substantial federal and state excise taxes. Existing permits or licenses could be revoked if a brewery failed to comply with the terms of such permits or licenses, and additional permits or licenses could, in the future, be required for existing or expanded operations. If licenses, permits or approvals necessary for the brewery or pub operations were unavailable or unduly delayed, or if any such permits or licenses were revoked, a brewery's ability to conduct its business could be substantially and adversely affected.

    The serving of alcoholic beverages to a person known to be intoxicated may, under certain circumstances, result in the server's being held liable to third parties for injuries caused by the intoxicated customer. Various strategies can be used to address this concern, such as establishing early closing hours and employee training and designated driver programs. In addition, host liquor and legal liquor liability insurance coverage can be utilized if it is available at a reasonable cost. Future increases in premiums could make it prohibitive to maintain adequate insurance coverage. Any large uninsured damage awards could have a material adverse affect on a brewery's business and financial condition.

THE STRATEGIC ALLIANCE

    In January 1996, the Constituent Corporations established a strategic alliance among Nor'Wester, Aviator, Mile High, Bayhawk and WVI (the "Alliance"). The purpose of the Alliance is to expand the production capacity and distribution for Nor'Wester's beer and to promote and support the growth of each Alliance member. The Alliance is created through a Strategic Alliance Agreement among the Constituent Corporations, a General Services Agreement between Nor'Wester and WVI and separate Cooperative Brewing Agreements between Nor'Wester and each of Aviator, Mile High and Bayhawk (the "Cooperative Brewers").

    The terms of the Strategic Alliance Agreement, the Cooperative Brewing Agreements and the General Services Agreement are four years, unless earlier terminated under limited circumstances. However, due to the fact that Nor'Wester's Portland Brewery is not currently operating at capacity as well as the fact that Nor'Wester has changed its strategy and is not currently attempting to develop other regional markets for its products, the Cooperative Brewing Agreements are not being utilized. Certain other aspects of the Strategic Alliance Agreement are also not being utilized due to industry and individual company circumstances that have changed since the Strategic Alliance Agreement was put in place. In addition, should the Consolidation occur, all such agreements will terminate. Details of the agreements are as follows (although, as discussed above, many of the terms are no longer applicable):

    STRATEGIC ALLIANCE AGREEMENT. Under the terms of the Strategic Alliance Agreement, each Constituent Corporation has agreed to (i) support the expansion of Nor'Wester's products into the Constituent Corporation's market by cooperatively brewing Nor'Wester's beer and facilitating Nor'Wester's access to local distributors; (ii) employ at least one Nor'Wester trained brewer at all times during the term of the Agreement; and (iii) use the services, expertise and personnel available within the Alliance before obtaining such resources from outside sources. The Strategic Alliance Agreement does not preclude a Constituent Corporation from promoting its products in markets served by other Alliance members. The Agreement provides that no Constituent Corporation will use the proprietary information or technology of another Alliance member to produce any beer with a flavor profile or appearance of such other Constituent Client's beer. With the consent of all Constituent Corporation additional entities owning and/ or operating brewing facilities may be added as parties to the Alliance.

    COOPERATIVE BREWING AGREEMENTS. Under the terms of the Cooperative Brewing Agreements, each of the Cooperative Brewers has agreed to produce Nor'Wester's beer, in the amounts and packaged as specified in firm orders submitted by the Nor'Wester on a periodic basis. All orders made by Nor'Wester are subject to certain volume limits. The Cooperative Brewer's production of Nor'Wester beer must comply with Nor'Wester's specifications concerning recipes, quality control procedures, flavor profile and appearance. Nor'Wester has a right to reject beer not meeting its specifications. Pricing for the purchase of beer produced under Cooperative Brewing Agreements are at the lesser of cost plus 10% or Nor'Wester's average cost of production at its Portland Brewery, plus a markup of 10%. The Agreement provides that no Constituent Corporation will use the proprietary information or technology of another Constituent Corporation to produce any beer with a flavor profile or appearance that is substantially similar to such Constituent Corporation's beer.

    GENERAL SERVICES AGREEMENT. The General Services Agreement requires that WVI perform for Nor'Wester and WVI's subsidiaries certain services relating to
(i) human resources support; (ii) stock transfer and (iii) investor relations. Under the General Services Agreement, Nor'Wester is to provide WVI and its subsidiaries certain services relating to (i) accounting and finance support;
(ii) sales and marketing management; (iii) executive services; and (iv) production management; (v) point of sale and advertising services; and (vi) centralization and coordination among the Constituent Corporations of certain operational and purchasing matters. Nor'Wester, in turn subcontracts with WVV for point of sale and advertising services and certain sales and marketing management support services.

                   NOR'WESTER SELECTED FINANCIAL INFORMATION

    The following selected financial information should be read in conjunction with Nor'Wester's Consolidated Financial Statements and notes thereto and "Nor'Wester Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Proxy Statement/Prospectus. The selected financial information presented below have been derived from Nor'Wester's financial statements. The financial statements as of December 31, 1995 and December 31, 1996 and for each of the three years in the period ended December 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, whose report on those periods is included elsewhere herein. The statement of operations data for the period from inception (December 18, 1992) to December 31, 1992 and for the years ended December 31, 1993 and December 31, 1994 and the balance sheet data as of December 31, 1992, December 31, 1993 and December 31, 1994 are derived from audited financial statements not included herein. The financial statements as of and for the three months ended March 31, 1997 and March 31, 1996 are included herein and have not been audited. In the opinion of management, the interim financial statements reflect all adjustments, consisting of only normal recurring items which are necessary for a fair presentation for the interim periods presented.

                               THREE MONTHS ENDED                                                 DECEMBER 18, 1992
                                   MARCH 31,                   YEAR ENDED DECEMBER 31,             (INCEPTION) TO
                             ----------------------  -------------------------------------------    DECEMBER 31,
                                1997        1996        1996       1995       1994       1993           1992
                             ----------  ----------  ----------  ---------  ---------  ---------  -----------------
                                  (UNAUDITED)
OPERATING RESULTS:
Net revenues...............  $1,253,847  $1,479,786  $6,524,082  $5,587,758 $2,452,915 $ 145,443     $         0
Cost of goods sold.........     980,409     968,267   5,159,889  3,459,902  1,434,139    133,763               0
Selling, general and
  administrative...........     578,838     475,471   4,545,559  1,409,023    741,712    287,212               0
Other income (expenses),
  net......................    (118,597)     38,321      38,943    (17,152)    19,840      8,416               0
Net income (loss)..........    (423,997)     63,057  (2,751,926)   442,727    292,004   (267,116)              0
Net income (loss) per
  share....................  $    (0.11) $     0.02  $    (0.74) $    0.18  $    0.12  $   (0.08)    $         0
Weighted average shares
  outstanding..............   3,711,097   3,651,554   3,696,041  2,420,787  2,339,849  3,161,099       1,634,082

BALANCE SHEET DATA
  (AT PERIOD END):
Working capital
  (deficit)................  $(3,485,922) $10,361,416 $(3,216,897) $ 803,604 $1,120,670 $ 626,692    $    45,135
Total assets...............  15,804,816  16,738,225  15,788,533  7,373,444  3,673,944  2,357,009         143,175
Long-term debt and capital
  lease obligations........      10,825   1,895,586      11,405  1,474,339          0          0               0
Retained earnings
  (deficit)................  (2,708,308)    530,672  (2,284,311)   467,615     24,888   (267,116)              0
Shareholders' equity.......   8,356,172  11,577,000   8,780,169  3,824,103  3,374,151  1,992,922         100,000

               NOR'WESTER MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD-LOOKING STATEMENTS

    This Management's Discussion and Analysis of Financial Condition and Results of Operations and other sections of this Proxy Statement/Prospectus contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are based on current expectations, estimates and projections about Nor'Wester's business, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including, but not limited to, availability of financing for operations and payment of past due creditors, successful performance of internal operations, impact of competition, changes in distributor relationship or performance, successful completion of the planned consolidation of the Affiliated Companies and other risks detailed below as well as those discussed elsewhere in this Proxy Statement/Prospectus and from time to time in Nor'Wester's Securities and Exchange Commission filing and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic economic conditions.

RESULTS OF OPERATIONS

    The following table reflects selected data from Nor'Wester's statements of operations stated as a percentage of net revenues:

                                                                                                         THREE MONTHS ENDED
                                                                                  YEAR ENDED DECEMBER
                                                                                          31,                MARCH 31,
                                                                                  --------------------  --------------------
                                                                                    1996       1995       1997       1996
                                                                                  ---------  ---------  ---------  ---------
Gross revenues..................................................................      104.5%     105.1%     105.1%     105.1%
Less excise taxes...............................................................        4.5        5.1        5.1        5.1
                                                                                  ---------  ---------  ---------  ---------
Net revenues....................................................................      100.0      100.0      100.0      100.0
Cost of goods sold..............................................................       79.1       61.9       78.2       65.4
Selling, general and administrative expenses....................................       69.7       25.2       46.2       32.1
                                                                                  ---------  ---------  ---------  ---------
Operating income (loss).........................................................      (48.8)      12.9      (24.4)       2.4
                                                                                  ---------  ---------  ---------  ---------
Income (loss) before income taxes and minority interest.........................      (48.2)      12.6      (33.8)       5.0
                                                                                  ---------  ---------  ---------  ---------
Net income (loss)...............................................................      (42.2)%       7.9%     (33.8)%       4.3%
                                                                                  ---------  ---------  ---------  ---------
                                                                                  ---------  ---------  ---------  ---------

THREE MONTHS ENDED MARCH 31, 1997 COMPARED TO THREE MONTHS ENDED MARCH 31, 1996

    Nor'Wester's subsidiary, North Country Joint Venture, LLC, began producing and selling beer in October 1996 at its Saratoga Springs Brewery. Therefore, the Company's consolidated results of operations for the quarter ended March 31, 1997 include those of North Country Joint Venture, LLC while the results for the quarter ended March 31, 1996 do not.

    GROSS REVENUES. Gross revenues from beer, pub and retail products totaled $1,317,212 for the quarter ended March 31, 1997 and $1,554,845 for the quarter ended March 31, 1996. The decrease in revenues is primarily a result of increased competition in Nor'Wester's Pacific Northwest market from the continued proliferation of new and existing craft brewers and the introduction of fuller-flavored products by certain major national brewers. North Country Joint Venture, LLC's gross revenues represented $497,307 of consolidated gross revenues for the quarter ended March 31, 1997.

    Nor'Wester's Portland Brewery currently has an annual production capacity of 41,000 barrels. Nor'Wester sold 4,480 barrels and 7,966 barrels during the quarter ended March 31, 1997 and 1996 respectively.

    Nor'Wester's Saratoga Springs Brewery currently has an annual production capacity of 30,000 barrels and sold 2,724 and 0 barrels during the quarter ended March 31, 1997 and 1996, respectively.

    EXCISE TAXES. Excise taxes decreased to $63,365 (5.1% of gross revenues) for the quarter ended March 31, 1997 from $75,059 (4.8% of gross revenues) for the quarter ended March 31, 1996. The decrease in excise taxes is the result of the decreased gross sales on which the taxes are assessed.

    COST OF GOODS SOLD. Cost of goods sold totaled $980,409 (78% of net revenues) for the quarter ended March 31, 1997 compared to $968,267 (65% of net revenues) for the quarter ended March 31, 1996. The increase in cost of goods sold as a percentage of net revenues is due primarily to the commencement of brewing operations at the Saratoga Springs Brewery which is operating below designed capacity and the increased cost structure due to additional brewing equipment (tanks and cooperage) acquired to meet anticipated sales that never materialized.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative ("SG&A") expenses increased to $578,838 (46% of net revenues) for the quarter ended March 31, 1997 from $475,471 (32% of net revenues) for the quarter ended March 31, 1996. The increase in SG&A expenses is primarily attributable to marketing and related costs associated with initial production at the Saratoga Springs Brewery and increased shipping costs associated with delivering beer to markets located considerable distances from the Portland and Saratoga Springs brewing facilities.

    NET INCOME (LOSS). As a result of the individual line items discussed above, net loss was $423,997 for the quarter ended March 31, 1997 compared to net income of $63,057 for the quarter ended March 31, 1996.

1996 COMPARED TO 1995

    GROSS REVENUES. Gross revenues from beer and retail products totaled $6.8 million for the year ended December 31, 1996 and $5.9 million for the year ended December 31, 1995. The increase in revenues is primarily a result of a national rollout of Nor'Wester branded beers. This increase was offset by the challenges Nor'Wester faced both in its home markets, with increased competition and changing consumer tastes, and in other markets where Nor'Wester struggled to establish and maintain relationships with distributors. In addition, one of Nor'Wester's competitors began selling its Hefe Weizen beer in bottles into Nor'Wester's principal distribution channels in the Portland area during 1996, thus decreasing Nor'Wester's market share in its most significant market. Nor'Wester's Saratoga Springs Brewery began producing and selling beer in October 1996.

    Nor'Wester's Portland Brewery currently has an annual production capacity of 41,000 barrels. Nor'Wester sold 35,287 barrels (including beer produced at the Constituent Corporations under Cooperative Brewing Agreements) and 32,375 barrels during 1996 and 1995, respectively.

    Nor'Wester's Saratoga Springs Brewery currently has an annual production capacity of 30,000 barrels and sold 1,041 barrels during 1996.

    EXCISE TAXES. Excise taxes increased to $296,609 (4.3 percent of gross revenues) for the year ended December 31, 1996 from $283,979 (4.8 percent of gross revenues) for the year ended December 31, 1995.

The decrease as a percent of gross sales is a result of the increase in sales to states in which no state excise tax is paid by the producer.

    COST OF GOODS SOLD. Cost of goods sold totaled $5.2 million (79 percent of net revenues) for the year ended December 31, 1996 compared to $3.5 million (62 percent of net revenues) for the year ended December 31, 1995. The increase in cost of goods sold as a percentage of net revenues is due primarily to the following factors: (i) purchasing beer from Affiliated Companies under Cooperative Brewing Agreements resulting in higher costs than could be incurred if the beer was produced by Nor'Wester; (ii) the sale in the second quarter of 1996 of approximately 12,500 cases of beer at cost to a national beer club, for sale to its 25,000 members, as a national sales promotion strategy; (iii) costs associated with the commencement (and subsequent cessation) of production of Nor'Wester beer at affiliated breweries under the Cooperative Brewing Agreements; (iv) additional storage costs resulting from the buildup of finished goods inventory produced to meet projected sales that never materialized; (v) the write-down of approximately $110,000 for excess finished goods inventory that was moved through an alternate distribution channel; and (vi) increased cost structure developed to meet projected sales volumes that never materialized.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative expenses increased to $4.6 million (70 percent of net revenues) for the year ended December 31, 1996 from $1.4 million (25 percent of net revenues) for the year ended December 31, 1995. The increase in SG&A expenses is primarily attributable to (i) the addition of salaried sales personnel to establish and oversee Nor'Wester's anticipated growth in new markets; (ii) increased shipping costs associated with bringing beer to markets located considerable distances away from the Portland Brewery; (iii) increased advertising costs as Nor'Wester expanded its sales efforts in order to quickly penetrate target markets (iv) start-up and operating costs of $202,000 associated with the construction and operation of the Saratoga Springs Brewery; and (v) the write-off of approximately $500,000 of point-of-sale materials and excess finished goods inventory. In the third quarter of 1996, Nor'Wester restructured sales-related compensation, implemented expense controls and reduced staff in an effort to reduce SG&A expenses while still increasing sales.

    NET INCOME (LOSS). As a result of the individual line items discussed above, net loss was $2.8 million for the year ended December 31, 1996 compared to net income of $442,727 for the year ended December 31, 1995.

    SEASONALITY. Beer consumption nationwide has historically increased by approximately 20% during the summer months. In 1994 and 1995, seasonality had little measurable effect on sales as Nor'Wester experienced rapid growth in the sale of its products during those years. In 1996, as a result of a downturn in Nor'Wester's sales following the introduction of bottled wheat (weizen) beers by one of Nor'Wester's competitors in May 1996, Nor'Wester has had difficulty measuring the impact of seasonality in 1996. Further, it is not clear to what extent seasonality will affect Nor'Wester as it expands its capacity at the Saratoga Springs Brewery. Nor'Wester brews seasonal beers which augment sales during the periods in which they are available.

LIQUIDITY AND CAPITAL RESOURCES

    In January 1996, Nor'Wester completed an underwritten public offering (the "Offering"), resulting in the issuance of 1,287,500 shares of its Common Stock at $7.00 per share, generating net proceeds of approximately $7,694,000. Prior to the Offering, Nor'Wester funded its operations and capital requirements through cash generated from two self-underwritten public stock offerings, sales from operations, and bank borrowings.

    Nor'Wester had cash and cash equivalents at March 31, 1997, December 31, 1996 and December 31, 1995 of $80,543, $252,049 and $276,807, respectively.
Changes in cash and cash equivalents for the quarter ended March 31, 1997 primarily consisted of $611,717 used in operating activities, advances to affiliates of $130,634, and purchases of brewing and related equipment in the amount of $29,155, offset by $600,000 in borrowings net of principal repayments. Changes in cash and cash equivalents for the year ended December 31, 1996 consisted primarily of $870,401 used in operating activities, $7,873,255 used to purchase fixed assets related primarily to cooperative brewing activities and constructing the brewery in Saratoga Springs, and advances to affiliated companies of $1,098,350, offset by net proceeds of $7,693,916 received in the Offering and increases in borrowings of $2,125,593.

    Nor'Wester's working capital (deficit) at March 31, 1997, December 31, 1996 and December 31, 1995 was ($3,485,922), ($3,216,897) and $803,604, respectively.
At March 31, 1997, December 31, 1996 and December 31, 1995 the current ratio was
 .53:1, .54:1 and 1.4:1, respectively.

    Accounts payable at March 31, 1997, December 31, 1996 and December 31, 1995 were $2,356,868, $2,427,073 and $870,731, respectively. Of the $2,356,868 in accounts payable at March 31, 1997, $2,093,991 was past due.

    At March 31, 1997, Nor'Wester had receivables from affiliated companies of $1,928,984 which accounts for 49% of Nor'Wester's accounts receivables. Advances to the affiliated companies increased $1,098,350 to $1,798,350 at December 31, 1996 from $700,000 at December 31, 1995 due primarily to the need to increasingly support the the brewing operations of Nor'Wester's affiliates throughout the year, each of which was engaged to cooperatively brew Nor'Wester's beer and each of which reported operating losses for the year ended December 31, 1996. Management expects that the receivables from affiliates will be eliminated upon completion of the Consolidation.

    In 1996 and the first quarter of 1997, Nor'Wester utilized working capital primarily to finance the construction and start-up of the Saratoga Springs Brewery and to increase the brewing capacity of the brewing facilities of its affiliates. In addition, Nor'Wester required capital to finance its operations and continues to require capital for ongoing operations. The recently completed construction and start-up of the Saratoga Springs Brewery and Nor'Wester's attempts to regain market share in the Pacific Northwest for its Nor'Wester branded products has had and is expected to continue to have a material impact on Nor'Wester's assets, liabilities, capital expenditure commitments, and liquidity.

    Capital expenditures for 1996 totaled approximately $7.9 million. These expenditures related primarily to the costs associated with constructing the Saratoga Springs Brewery which was substantially completed in September 1996 at a total cost of approximately $7.0 million, including all brewing equipment and fermentation tanks. Commercial brewing at the Saratoga Springs Brewery began in October 1996. Nor'Wester's total investment of approximately $8.7 million in the Saratoga Spring's Brewery was $4.7 million more than originally planned due to:
(i) the failure of North Country Brewing, Inc., Nor'Wester's intended joint venture partner in the Saratoga Springs Brewery, to make its planned $2.55 million capital contribution to the Saratoga Springs joint venture, (ii) Nor'Wester's inability to obtain $2.0 million in planned bank financing to finance construction and operation of the brewery, and (iii) an increase of approximately $200,000 in the cost of brewery construction and structural improvements to the leased building over initial estimates. Capital expenditures for the quarter ending March 31, 1997 totalled $29,155.

    At March 31, 1997, the Company had $2,842,351 outstanding under its bank credit facilities consisting of a $1 million revolving line of credit and a $1,842,351 term loan. The term loan bears interest at 8.63% and calls for equal monthly installments over a 7-year period. The revolving line of credit expired on December 31, 1996 and remains unpaid. Under the credit facilities, Nor'Wester must (i) maintain certain financial ratios, (ii) not incur further debt or create or assume any other lien on its property without the bank's prior approval, and (iii) make no payment dividends without the bank's prior approval. Nor'Wester is in violation of items (i) and (ii). The bank has notified Nor'Wester that the $2.0 million term loan will become due and payable immediately unless an acceptable amendment to the bank's loan agreements is executed. Nor'Wester is involved in discussions with the bank in order to (i) extend the $1.0 million credit facility to mature on the earlier of September 30, 1997 or 10 days following closing of the investment by UBA, (ii) renew the term loan and (iii) waive the loan covenants associated with these loans so long as Nor'Wester remains in compliance with all terms of the Investment Agreement and achieves reasonable progress toward closing the investment with UBA. However, final approval of the amendment to the bank's loan agreements has not yet been received and subsequent to March 31, 1997 the bank notified the Company that all amounts owed under the credit facilities are currently due. See "Risk Factors--Risks of Debt and Default on Bank Loans."

    Nor'Wester's management believes that current working capital together with projected income from operations is not sufficient to meet Nor'Wester's cash needs through the end of 1997. Nor'Wester's independent accountants expressed substantial doubt as to Nor'Wester's ability to continue as a going concern in their report on Nor'Wester's 1996 consolidated financial statements.

    To address poor operating performance and the need for working capital, Nor'Wester has developed and is in the process of implementing plans designed to sustain its operations until profitability is restored. In particular, Nor'Wester has taken steps to: (i) eliminate the national roll-out of its products in favor of more focused regional sales and marketing efforts designed to increase sales of beer sold under its Nor'Wester and North Country brands;
(ii) significantly reduce or eliminate cooperative brewing arrangements with affiliates which proved to be inefficient and costly and establish third party contract brewing at its Saratoga Springs Brewery; (iii) negotiate with past-due creditors for extended terms and payment plans; (iv) restructure terms of its bank loans to ensure that the loans will not be called and to allow for the possibility of obtaining additional debt financing; (v) hire and retain highly qualified employees familiar with the brewing industry; (vi) use bridge loans from UBA to fund operations until the Investment closes; and (vii) sell duplicative and/or underutilized assets created by the Consolidation for cash.

    While management believes these plans will sustain Nor'Wester's operations through December 31, 1997, no assurance can be given that these plans will provide the necessary revenue and profits to sustain operations through that period. Nor'Wester is highly dependent upon the receipt of additional amounts from UBA under the bridge loan and closing of the Investment. For a description of the general terms and conditions of the bridge loan from UBA see "Ancillary Agreements--UBA Bridge Loan Credit Agreement and Related Documents." No assurance can be given that UBA will loan Nor'Wester further amounts under the bridge loan or that the Investment will close. See "Risk Factors--Dependence Upon Bridge Loans and Investment from United Breweries of America, Inc." If, for any reason, the Investment does not occur, alternative sources of debt financing and/or equity capital would have to be developed. There can be no assurance that such debt financing or capital will be available or, if available, under terms and conditions acceptable to Nor'Wester. Nor'Wester's inability to obtain additional capital would result in a material adverse effect on Nor'Wester's business and results of operations.

    Furthermore, assuming the Investment closes, UCB will be dependent upon the receipt of additional debt or equity financing to sustain operations of the Constituent Corporations until revenues are sufficiently increased and costs controlled to enable them to achieve positive cash flow and profitability. No assurance can be given that additional debt or equity financing will be available on terms acceptable to UCB or at all. Failure to obtain additional financing would have a material adverse effect on the operations and financial condition of the Constituent Corporations, including Nor'Wester. See "Risk Factors--Capital Requirements."

                              NOR'WESTER BUSINESS

GENERAL

    Nor'Wester has been a brewer of fresh, high quality, full-flavored premium beers, generally known as craft beers, since November 1993. Nor'Wester's leading brews include its Hefe Weizen, Raspberry Weizen and the White Forest Scottish Ale. The key elements of Nor'Wester's brewing process include milling a unique blend of malted Pacific Northwest and European grown wheat and barley grains, brewing in small batches using Pacific Northwest and European hops, yeast developed and cultured at the brewery, and conditioning for long periods at near freezing temperatures. Although Nor'Wester uses advanced technology in small batch brewing, its brewers deliberately perform certain operations by hand to ensure quality and achieve the desired flavors in their beers. Nor'Wester's initial brewery located in Portland, Oregon (the "Portland Brewery") currently has an annual production capacity of approximately 41,000 barrels. Nor'Wester is the sole owner of North Country Joint Venture, LLC ("North Country LLC"), which owns and operates a brewery in Saratoga Springs, New York (the "Saratoga Springs Brewery"). The Saratoga Springs Brewery began producing and selling beer in October 1996, and currently has an annual production capacity of 30,000 barrels. See also "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations."

    Mr. James Bernau, Director, President and Secretary of Nor'Wester, owns approximately 25% of Nor'Wester's Common Stock. Mr. Bernau also owns approximately 62% of Willamette Valley, Inc. Microbreweries Across America ("WVI"), a brewery development company and affiliate of Nor'Wester. WVI currently holds the following ownership interests in each of the following brewing subsidiaries: Aviator Ales, Inc., the owner and operator of the Seattle Brewery ("Aviator")--51%; Mile High Brewing Company, Inc., the owner and operator of the Denver Brewery ("Mile High")--51%; and Bayhawk Ales, Inc., the owner and operator of the Southern California Brewery ("Bayhawk")--57%.

STRATEGY

    Consumers have shown strong support for craft beers brewed in or near their local markets and Nor'Wester believes the appropriate strategy is to develop and protect strong local craft beer brands. Nor'Wester further believes that this strategy can be strengthened through the Constituent Corporation's ability to build a network of breweries each producing their own brand with local appeal while benefiting from operating efficiencies, the decrease in production, marketing and distribution costs and the increase in the ability of the Constituent Corporations to finance growth and provide shareholders with a liquid market for their shares. Once these local brands are established, the Constituent Corporations may expand the distribution of one or more of their beer styles into additional selected markets.

    To implement this new strategy, the Boards of Directors of the Constituent Corporations have elected to consolidate their entities under a single entity, UCB. Furthermore, on January 30, 1997 the Constituent Corporations entered into a definitive investment agreement with UBA for the purpose of funding operations until the consolidation is completed and provide for future growth thereafter.

PRODUCTION AND PRODUCTS

    Nor'Wester's products are currently produced at the Portland Brewery and the Saratoga Springs Brewery. Each brewery is designed to brew selected, high quality grains and hops into ales and/or lager beers. The particular beer styles produced by each brewery are dependent on local taste, climate, ethnic influences and lifestyles. Quality in the ingredients and the brewing process is the primary guiding principle in the development and production of each brewery's products. Each brewery is equipped with a superior and efficient brewhouse that utilizes modern electronic temperature controls in the fermentation and conditioning tanks, and each brewery employs a brewmaster experienced in producing high quality craft beer. Products currently produced by each of Nor'Wester's breweries are as follows:

    PORTLAND BREWERY: Hefe Weizen, Best Bitter Ale, Dunkel Weizen, Raspberry Weizen, Blacksmith Porter, Honey Weizen, Oregon Amber Ale, Peach Cream Ale, White Forest Scottish Ale, Dead Eye Rye, Smith Rock Bock and Maple Ale.

    SARATOGA SPRINGS BREWERY: North Country branded products: Whiteface Pale Ale, Fat Bear Stout and Maple Amber. Nor'Wester branded products: Raspberry Weizen, Hefe Weizen, Best Bitter Ale and Blacksmith Porter.

DISTRIBUTION

    The Portland Brewery products are sold to distributors who serve multiple states, including Oregon, Washington, Idaho, Alaska, California, Colorado, Montana and New Mexico, as well as southwestern Canada. Two distributors, Maletis Beverage and Young's Market, accounted for approximately 17 percent and 10 percent, respectively, of the Portland Brewery's sales in 1996. No other customer accounted for more than 10 percent of the Portland Brewery's sales in 1996. The loss, without replacement, of either of these distributors could have a material adverse effect on Nor'Wester's business, financial condition and results of operation.

    The Saratoga Springs Brewery products are sold to distributors who serve multiple states, including New York, Illinois, Virginia, Connecticut, Vermont, Rhode Island, Pennsylvania, Maine, Massachusetts, Georgia, New Hampshire, New Jersey, Maryland, Florida and South Carolina. Two distributors, DeCrescente Distributing and East Coast Distributing accounted for approximately 30 percent and 13 percent, respectively, of the Saratoga Springs Brewery's sales in 1996. No other customer accounted for more than 10 percent of the Saratoga Springs Brewery's sales in 1996. The loss of either of these distributors could have a material adverse effect on Nor'Wester's business, financial condition and results of operation. See also "General Description of the Craft Brewing Industry and Businesses of the Constituent Corporations--Distribution."

COMPETITION

    During 1996, Nor'Wester experienced significant competition from a competitor who began selling its weizen (wheat) based beer in bottles into the same principal channels of distribution as Nor'Wester's Nor'Wester brand. This competitor already held a majority of the draft market share for weizen based beers in and around Portland. The entry of this competitor into the bottled market resulted in a significant decline in market share for Nor'Wester, which had a significant negative impact on 1996 results. To date, Nor'Wester has been unable to regain this market share. This competitor also utilizes the same primary distributor within the Portland market as Nor'Wester. See also "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations--Competition."

REGULATION

    Management believes that Nor'Wester currently has all licenses, permits and approvals necessary for its current operations and is in material compliance with all applicable government regulations. See also "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations-- Regulation and Dram Shop Liability."

TRADEMARKS

    "Nor'Wester Registered Trademark" and the Nor'Wester compass logo (a miscellaneous design mark) are federally registered trademarks of Nor'Wester and Nor'Wester has filed for federal trademark protection for certain of its flavor styles which include, but are not limited to, "Blacksmith-TM-", "Peach Creme-TM-", "Deadeye-TM-" and "Smith Rock Bock-TM-". Nor'Wester has also filed for trademark protection of the "North Country-TM-" which is the brand name under which the Saratoga Springs Brewery markets its products. Nor'Wester's policy is to preserve registration of its marks whenever possible and to oppose vigorously any infringement of its marks.

EMPLOYEES

    At December 31, 1996, Nor'Wester had a total of 50 full time and 4 part time employees, including 15 full time employees of North Country LLC, Nor'Wester's 100 percent owned subsidiary which owns and operates the Saratoga Springs Brewery. None of Nor'Wester's employees are covered by collective bargaining agreements, there have been no work stoppages and Nor'Wester believes that relations with its employees are adequate.

PROPERTIES

    THE PORTLAND BREWERY. In November 1993, Nor'Wester opened the Portland Brewery in a leased building directly across the Willamette River from Portland's downtown core area. The Portland Brewery is located in a 12,200 square foot facility which includes the Nor'Wester Public House, a 2,200 square foot pub/restaurant with a serving capacity of 140 persons. Nor'Wester's corporate offices are also located in this facility. Nor'Wester's lease expires on January 31, 2002, and contains renewal options for up to an additional 10 years. The Portland Brewery has a current maximum annual production capacity of 41,000 barrels. Due to current space limitations, no further brewing capacity may be added in this facility. However, Nor'Wester has a first right of refusal to lease an additional 19,300 square feet of the building which is currently leased to another party through December 31, 1998. Nor'Wester also has a first right of refusal to purchase the building. The Portland Brewery also has a bottling line and a labeler.

    THE SARATOGA SPRINGS BREWERY. The Saratoga Springs Brewery, is located in an approximately 16,750 square foot leased facility on approximately 3.65 acres in Saratoga Springs, New York. This lease expires in February 2001 and has three, five year renewal options. The brewery also has a high speed bottling line and a labeler. The Saratoga Springs Brewery has a current maximum annual production capacity of 30,000 barrels which can be increased to 200,000 barrels by adding additional brewing equipment and fermentation tanks within the existing facility structure.

LEGAL PROCEEDINGS

    Nor'Wester is a defendant in a suit filed by Santa Rosa Stainless Steel on or about July 24, 1997 in the Superior Court of California, County of Sonoma. The suit claims that Nor'Wester, its affiliate North Country Brewing Company and other unnamed parties owe plaintiff $280,705 on a contract for the purchase and installation of certain stainless steel tanks, piping and equipment. The suit is seeking damages in the amount of $280,705 plus unspecified amounts for interest, attorney fees and costs, and such other relief as the court may deem proper. Nor'Wester is in the process of determining the amount, if any, which it owes to plaintiff and whether it has any defenses to the plaintiff's claims. From time to time, Nor'Wester becomes involved in ordinary, routine or regulatory legal proceedings incidental to the business of Nor'Wester.

            MARKET PRICE OF AND DIVIDENDS ON NOR'WESTER COMMON STOCK

    Nor'Wester's Common Stock is traded on the Nasdaq National Market under the symbol "ALES." The following table sets forth the high and low sales prices as reported by the Nasdaq National Market for the periods indicated. Nor'Wester's Common Stock commenced trading on January 18, 1996.

YEAR ENDING DECEMBER 31, 1997                                                   HIGH        LOW
----------------------------------------------------------------------------  ---------  ---------
Quarter 2 (through June 20, 1997)...........................................  $   2.75   $    1.75
Quarter 1...................................................................      3.13        2.00


YEAR ENDED DECEMBER 31, 1996                                                    HIGH        LOW
----------------------------------------------------------------------------  ---------  ---------
Quarter 4...................................................................  $   6.75   $    2.50
Quarter 3...................................................................      6.75        3.63
Quarter 2...................................................................      7.00        4.88
Quarter 1 (from January 18, 1996)...........................................      9.50        6.00

    The approximate number of shareholders of record on December 31, 1996 was 4,403. There were no cash dividends declared or paid in fiscal years 1996 or 1995. Nor'Wester does not anticipate declaring such dividends in the foreseeable future.

    There were no sales of unregistered securities by Nor'Wester during the year ended December 31, 1996.

                             NOR'WESTER MANAGEMENT

DIRECTORS

    The names and ages of Nor'Wester's Directors are as follows:

                                                                                             DIRECTOR
NAME                             AGE                POSITION(S) WITH NOR'WESTER                SINCE
---------------------------      ---      ------------------------------------------------  -----------
James W. Bernau............          43   Chairperson of the Board, President and                 1992
                                            Secretary
Winser P. Acton............          71   Director                                                1993
William V. Cross...........          49   Director                                                1992
Andrew C. Kerr.............          34   Director                                                1993
Donald E. Voorhies.........          73   Director                                                1993

    Mr. Bernau has been Chairperson of the Board of Directors, President and Secretary since Nor'Wester's inception in December 1992. Mr. Bernau is also the President and Chairperson of the Board of Directors of five other public companies and has held these positions since the dates indicated: Willamette Valley Vineyards ("WVV") since May 1988, WVI since December 1993 and three majority owned subsidiaries of WVI, Aviator and Bayhawk since February 1994 and Mile High since June 1994. Mr. Bernau also serves as one of the three Managers of the North Country Joint Venture LLC, a wholly owned subsidiary of Nor'Wester since its inception in January 1996. Mr. Bernau began this alliance of consumer/investor owned companies by first co-founding WVV in 1988 with Donald Voorhies. From 1981 to September 1989, Mr. Bernau was Director of the Oregon Chapter of the National Federation of Independent Businesses (NFIB), an association of 15,000 independent businesses in Oregon. While at NFIB, his responsibilities primarily involved communicating with association members and lobbying the Oregon state legislature regarding issues impacting the members.

    Mr. Acton has been a Director of Nor'Wester since January 1993. Mr. Acton has been President of Acton Associates, a consulting firm that offers marketing and sales services, since 1988. From 1985 to 1988, Mr. Acton served as director of worldwide pulp sales for ITT Rayonier, Inc. Mr. Acton holds a B.S. degree from Willamette University and an M.S. degree and a Ph.D. in Chemistry from Pennsylvania State University.

    Mr. Cross has been a Director of Nor'Wester since December 1992, and also served as the Nor'Wester's Vice President and Marketing Director, through October 1995. From October 1992 to present, Mr. Cross has been President of W.
V. Cross Enterprises, Inc., a professional services consulting firm. From 1993 to 1995, Mr. Cross also served as Director of Marketing for WVI. Mr. Cross was Executive Vice President of the Oregon Restaurant Association from 1990 through 1992, representing over 3,000 restaurants, taverns and hotels and was previously the Executive Director of the Oregon Restaurant and Beverage Association.

    Mr. Kerr has been a Director of Nor'Wester since January 1993. Since 1984, Mr. Kerr has been Secretary and Treasurer and co-owner of Capital Farms, Inc., a family-owned hop growing operation in the Willamette Valley. He is a member of the Hop Growers of America, the Oregon Hop Growers Association and the Keizer City Chamber of Commerce.

    Mr. Voorhies has served as a Director of Nor'Wester since January 1993. Mr. Voorhies has also served as Vice President and Director of WVV since its inception in 1988. Mr. Voorhies also serves as a member of the Board of Directors of WVI and Bayhawk. From 1981 to 1995, Mr. Voorhies owned and operated a 30-acre vineyard, Salem Hills Vineyard, which he developed from raw land purchased in 1981. Prior to his retirement in 1983, Mr. Voorhies was employed by General Electric Company as Sales Manager of the Lighting Products Division for the Pacific Northwest Region. Mr. Voorhies holds a B.S. in Electrical

Engineering from the University of California at Berkeley. Mr. Voorhies currently serves as a liaison between the Oregon Wine Growers Association and the Oregon Wine Advisory Board.

EXECUTIVE OFFICER AND SIGNIFICANT EMPLOYEES

    The names, ages and positions of Nor'Wester's executive officers and significant employees are as follows:

NAME                          AGE               CURRENT POSITION(S) WITH NOR'WESTER             SINCE
------------------------      ---      -----------------------------------------------------  ---------
James W. Bernau.........          43   Chairperson of the Board, President and Secretary           1992
Robert L. Craven........          39   Director, Manager and Vice President of Operations of       1996
                                         North Country Joint Venture LLC
E. J. Harkins...........          38   Manager and Vice President of Sales of North Country        1996
                                         Joint Venture LLC
Yashpal Singh...........          51   Executive Vice President of Operations                      1997

    For information on the business background of Mr. Bernau see "Directors" above.

    Mr. Craven joined Nor'Wester in 1996 as Director, Manager and Vice President of Operations of Joint Venture North Country LLC. From 1988 to 1994, Mr. Craven worked for C. R. Bard, an international manufacturer of medical devices. From 1983 to 1988, Mr. Craven was Project Engineer with General Electric and from 1981 to 1983, Mr. Craven was with International Paper. Mr. Craven holds a B.S. degree in Mechanical Engineering from Pennsylvania State University.

    Mr. Harkins joined Nor'Wester in April 1996 as Manager and Vice President of Sales of North Country Joint Venture LLC. From 1981 to 1996, Mr. Harkins was the General Sales Manager for Great State Beverages, Inc. Mr. Harkins holds a marketing degree from New Hampshire college.

    Mr. Singh became Executive Vice President of Operations for Nor'Wester in March 1997. Since June 1997, Mr. Singh has also served as Executive Vice President of Operations for UCB. From 1994 to date, Mr. Singh has been Senior Vice President, Operations for United Breweries Ltd., in Bangalore, India. From 1990 to 1994, Mr. Singh served in various capacities at Kalyani Brewery of United Breweries Ltd., most recently as Chief Executive. In addition, in 1992, Mr. Singh became Chief Executive of Jupiter Breweries and Industries Ltd. Mr. Singh holds degrees in Chemistry, Botany and Zoology from Punjab University in India. Mr. Singh is a member of the Master Brewers Association of America.

COMMITTEES OF THE BOARD

    During fiscal 1996, the Board of Directors held five meetings and acted by unanimous written consent on numerous occasions. In 1995, Nor'Wester established an Audit Committee, a Compensation Committee and an Affiliated Transactions Committee. The Audit Committee, comprised of Messrs. Cross and Acton, oversees actions taken by Nor'Wester's independent auditors and reviews Nor'Wester's internal audit controls. The Compensation Committee, comprised of Messrs. Voorhies and Cross, reviews the compensation levels of Nor'Wester's employees and makes recommendations to the Board of Directors regarding changes in compensation. The Affiliated Transactions Committee, comprised of Messrs. Cross and Acton, reviews the appropriateness of all transactions between Nor'Wester and any affiliate and oversees the activities of the Alliance's Executive Committee. Nor'Wester does not have a nominating committee. They are no family relationships between any of the executive officers and directors.

ATTENDANCE AT MEETINGS

    During 1996, there were no members of the Board of Directors who attended fewer than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires Nor'Wester's executive officers and Directors, and persons who own more than ten percent of a registered class of Nor'Wester's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish Nor'Wester with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, Nor'Wester believes that, for the fiscal year ended December 31, 1996, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements, except for in the following instances: (i) Mr. Cross, a Director of Nor'Wester, failed to timely file one Form 4, Statement of Changes in Beneficial Ownership, and one Form 5, Annual Statement of Changes in Beneficial Ownership for the receipt of an option grant; (ii) Messrs. Acton, Voorhies and Kerr, Directors of Nor'Wester, each failed to timely file one Form 5, Annual Statement of Changes in Beneficial Ownership for the receipt of an option grant; and (iii) Mr. Bernau, a Director and Named Executive Officer of Nor'Wester, failed to timely file one Form 5, Annual Statement of Changes in Beneficial Ownership for the gifting of a portion of his shares of Nor'Wester's Common Stock.

                       NOR'WESTER EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation awarded to, earned by or paid to Nor'Wester's Chief Executive Officer and other executive officers of Nor'Wester whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal years 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                                   ANNUAL COMPENSATION
     NAME AND PRINCIPAL                                                                          ------------------------
        POSITION (A)             YEAR                           EMPLOYER                          SALARY($)    BONUS($)
-----------------------------  ---------  -----------------------------------------------------  -----------  -----------
James W. Bernau (B)..........       1996  Nor'Wester Brewing Company, Inc.                           68,045       --
Chairperson of the                  1996  All affiliated companies except Nor'Wester Brewing         25,167       --
  Board, President                          Company, Inc.
  and Secretary                     1995  Nor'Wester Brewing Company, Inc.                           65,600       --
                                    1995  All affiliated companies except Nor'Wester Brewing         30,400       10,882
                                            Company, Inc.
                                    1994  Nor'Wester Brewing Company, Inc.                           12,952        8,400
                                    1994  All affiliated companies except Nor'Wester Brewing         70,548       26,785
                                            Company, Inc.

------------------------

(A) Other than Mr. Bernau, no other individuals earned more than $100,000 in 1996, 1995 or 1994.

(B) Mr. Bernau serves as the President of Nor'Wester, WVI, Aviator, Bayhawk, Mile High and North Country. Each of these companies pays a pro rata portion of Mr. Bernau's monthly salary based on the amount of time which Mr. Bernau has devoted to the respective company's business in that month.

STOCK OPTION GRANTS

    No stock options were granted to Mr. Bernau during 1996.

OPTION EXERCISES AND HOLDINGS

    No options were exercised by Mr. Bernau during 1996 and no options are held by Mr. Bernau at December 31, 1996.

JAMES BERNAU EMPLOYMENT AGREEMENT

    Nor'Wester has entered into an Employment Agreement with James Bernau, its President and Secretary. Under the Employment Agreement, Mr. Bernau must spend not less than 70 percent of his business time and attention on the affairs of Nor'Wester. In consideration of Mr. Bernau's services to all of the Affiliated Companies, he will receive a salary of $96,000 per year. The initial term of the Employment Agreement extended through December 26, 1996 and was automatically extended for an additional one year period, and will continue to be automatically extended for one year periods unless notice of termination is provided by either party within 60 days prior to the anniversary date. In addition, the agreement may be terminated at any time by Nor'Wester's Board of Directors upon 120 days prior written notice thereof.

COMPENSATION OF DIRECTORS OF NOR'WESTER

    Directors receive no cash compensation for serving on the Board of Directors. Beginning in 1996, however, pursuant to the 1996 Non-Employee Director's Stock Option Plan (the "Plan"), non-employee Directors of Nor'Wester each receive an option grant covering 1,000 shares of Nor'Wester's Common Stock upon becoming a non-employee Director of Nor'Wester and additional grants covering 750 shares of Nor'Wester's Common Stock on the date of each subsequent Annual Meeting of Shareholders. Pursuant to the Plan, each non-employee Director received a nonqualified stock option grant covering 750 shares of Nor'Wester's Common Stock on June 25, 1996. Such options are fully vested upon grant and expire ten years from the date of grant. The options were granted at an exercise price of $5.25 per share, the fair market value of Nor'Wester's Common Stock on the date of grant. The total number of shares covered by options that were granted to Nor'Wester's Directors during 1996 was 3,000. Each Director who is a non-employee Director on the date of each subsequent Annual Meeting of Shareholders will receive a like option grant covering 750 shares of Nor'Wester's Common Stock.

    In addition to the grant described above, in exchange for lobbying the Oregon Legislature with respect to various legislative matters affecting Nor'Wester, William Cross, a Director of Nor'Wester, was awarded an option on June 1, 1996 exercisable for 2,000 shares of Nor'Wester's Common Stock at an exercise price of $5.75 per share, the fair market value of Nor'Wester's Common Stock on the date of grant. Such option vests as to 10 percent of the covered shares on each of the first through tenth anniversaries of the grant date and expires ten years and one day from the date of grant.

    Subsequent to the granting of the options covering all 5,000 shares of Nor'Wester's Common Stock described above, Nor'Wester repriced these options and the exercise price of the options is now $3.25 per share.

                              CERTAIN TRANSACTIONS

    GENERAL. Each of WVI, Aviator, Bayhawk and Mile High is affiliated with Nor'Wester in that James W. Bernau, Nor'Wester's founder, President and Chairperson of the Board of Directors, is also President and Chairperson of the Board of Directors of each such affiliated company. Mr. Bernau is also a significant equity owner of each affiliated company either directly, as in the case of Nor'Wester, in which Mr. Bernau owns approximately 25% of the outstanding capital stock, or indirectly through his controlling interest in WVI (62%), which in turn owns a controlling interest in each of Aviator (51%), Bayhawk (57%) and Mile High (51%). As a result of certain arrangements between Nor'Wester and its affiliates, as well as Mr. Bernau's positions and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and the allocation of Nor'Wester's President's time.

    UNDERWRITER'S DISCOUNTS AND FEES. In connection with serving as the managing underwriter of Nor'Wester's IPO, Black, a current significant stockholder, received compensation for its services as managing underwriter in the amount of (i) $367,500 in discounts and commissions, (ii) $152,088 as a management fee, (iii) $117,075 as a nonaccountable expense allowance, and (iv) warrants to purchase at an exercise price of $8.40 per share (subsequently repriced to $1.75 per share) an aggregate of 115,000 shares of Nor'Wester's Common Stock exercisable on or before January 18, 2000.

    ADVANCES TO AFFILIATES. In 1995 and 1996, Nor'Wester loaned or advanced $350,000 to each of Aviator and Mile High for working capital needs and for the purchase of brewing ingredients and raw materials to brew Nor'Wester beer under Nor'Wester's Cooperative Brewing Agreements with Aviator and Mile High entered into as part of the Alliance. In addition, in 1996, Nor'Wester also loaned $150,000 to Mile High to help pay for the construction of Mile High's pub. Furthermore, in 1995 and 1996, in support of the creation and development of the Alliance, Nor'Wester paid certain bills on behalf of WVI, Aviator, Mile High, Bayhawk and WVV and provided certain of these companies with services under the General Services Agreement also entered into as part of the Alliance. Each of these advances is unsecured and does not bear interest. For a description of the purposes and terms of the Alliance see "General Description of the Craft Brewing Industry and the Business of the Constituent Corporations--The Strategic Alliance."

    STRATEGIC ALLIANCE. In January 1996, Nor'Wester established the Alliance with Aviator, Mile High, Bayhawk and WVI, the purpose and terms of which are more fully described in "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations--The Strategic Alliance."

    Nor'Wester paid WVI amounts totaling $0 and $48,600 and WVV $0 and $17,550 for services received under the General Services Agreement for the quarter ended March 31, 1997 and the year ended December 31, 1996, respectively. Amounts charged under the General Services Agreement by Nor'Wester to each of its affiliates during the quarter ended March 31, 1997 and during 1996 are as follows:

                                                                         MARCH 31,
COMPANY NAME                                                               1997         1996
----------------------------------------------------------------------  -----------  ----------
WVI...................................................................   $   8,859   $   49,025
Aviator...............................................................      13,842       52,550
Bayhawk...............................................................       9,609       16,350
Mile High.............................................................      14,757       51,500
WVV...................................................................       1,500       22,800
                                                                        -----------  ----------
    Total.............................................................   $  48,567   $  192,225
                                                                        -----------  ----------
                                                                        -----------  ----------

    PAYMENT TO AND FROM AFFILIATES. The following table represents net amounts received by Nor'Wester from (or paid by Nor'Wester to) its affiliates during the quarter ended March 31, 1997 and during 1996 and 1995 in connection with the repayment of loans/advances or in payment of services associated with creating and supporting the Alliance:

                                                             AMOUNTS RECEIVED (PAID)
                                                     ----------------------------------------
COMPANY NAME                                         MARCH 31, 1997     1996         1995
---------------------------------------------------  --------------  -----------  -----------
WVI................................................    $  (19,024)   $  (338,331) $  (113,168)
Aviator............................................       (46,701)      (163,677)       9,107
Bayhawk............................................        (3,030)       (42,508)      10,924
Mile High..........................................       (17,500)      (198,297)      46,713
North Country......................................        --            --            (1,412)
WVV................................................         2,062        (10,751)     --
                                                     --------------  -----------  -----------
    Total..........................................    $  (84,193)   $  (753,564) $   (50,573)
                                                     --------------  -----------  -----------
                                                     --------------  -----------  -----------

    AMOUNTS DUE FROM AFFILIATES. As a result of the above-described transactions, Nor'Wester was owed the following amounts by its affiliates at March 31, 1997: WVI--$475,403, Aviator--$629,857, Mile High-- $735,134,
Bayhawk--$67,497 and WVV--$21,093. These amounts are unsecured, do not bear interest, are payable on Nor'Wester's demand and are reflected as "receivables from affiliated companies" on Nor'Wester's balance sheet.

    LOAN FROM JIM BERNAU. In the fourth quarter of 1996, Jim Bernau, President and a Director of Nor'Wester, loaned Nor'Wester $250,000 for short-term working capital needs. The loan bears interest at 10.5 percent and is payable on demand.

NORTH COUNTRY JOINT VENTURE AGREEMENT AND TERMINATION THEREOF

    On January 1, 1996, Nor'Wester and North Country Brewing, a wholly owned subsidiary of WVI entered into an Operating Agreement which details the respective rights and obligations of the owners in a joint venture to develop, own and operate a brewery in Saratoga Springs, New York (the "North Country Joint Venture"). Nor'Wester's initial contribution to the North Country Joint Venture consisted of

(i) $3,500,000 in cash; (ii) deposits toward the purchase of equipment with a value of approximately $500,000; (iii) use of Nor'Wester's beer recipes pursuant to a licensing agreement between Nor'Wester and the North Country Joint Venture. North Country Brewing's initial contribution consisted of (i) an unsecured, non-interest bearing $2,550,000 promissory note payable by North Country to the North Country Joint Venture on or before the completion of North Country Brewing's planned self-underwritten public stock offering or October 1, 1996, whichever occurs first; (ii) use of North Country Brewing's beer recipes pursuant to a licensing agreement between the North Country Joint Venture and North Country Brewing; and (iii) North Country Brewing's brewery development efforts consisting of a business and operating plan for the Saratoga Springs Brewery, a lease agreement for the facility in which the brewery will be established, and a local brand name and imagery. Nor'Wester's and North Country Brewing's capital accounts with the North Country Joint Venture were credited with $4,000,000 and $2,550,000, respectively, upon formation.

    The North Country Brewing public offering was canceled in September 1996 and North Country Brewing did not pay the $2,550,000 due under the note. Accordingly, on October 1, 1996, North Country Brewing withdrew from the North Country Joint Venture Agreement and transferred its interest to Nor'Wester. Concurrently, Nor'Wester executed a promissory note payable to WVI evidencing the purchase price for North Country Brewing's membership interest in the amount of $192,358, which amount represents WVI's out of pocket development expenses to establish the Saratoga Springs Brewery and to develop North Country Brewing's beer recipes and brand imagery.

ARMS LENGTH TRANSACTIONS

    Nor'Wester believes that the Alliance and the transactions set forth above were made on terms no less favorable to Nor'Wester than could have been obtained from unaffiliated third parties. All future transactions between Nor'Wester and its officers, directors, principal shareholders and affiliates will be approved by a majority of the independent outside members of Nor'Wester's Board of Directors who do not have an interest in the transactions, and will be on terms no less favorable to Nor'Wester than could be obtained from unaffiliated third parties.

                       NOR'WESTER PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information regarding the beneficial ownership of Common Stock of Nor'Wester as of February 28, 1997 as to (i) each person who is known by Nor'Wester to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director of Nor'Wester, (iii) each of the executive officers named in the Summary Compensation Table above and (iv) all Directors and executive officers as a group. Except as otherwise noted, Nor'Wester believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                                             COMMON STOCK
                                                                     ----------------------------
                                                                       SHARES       APPROXIMATE
                                                                     BENEFICIALLY   PERCENTAGE
NAME AND ADDRESS                                                      OWNED(1)         OWNED
-------------------------------------------------------------------  -----------  ---------------
James W. Bernau ...................................................     910,618           24.5%
  8800 Enchanted Way SE
  Turner, Oregon 97392

Black & Company, Inc. (2) .........................................   1,029,607           27.0%
  One SW Columbia Street, Suite 1200
  Portland, Oregon 97258

Winser P. Acton (3) ...............................................      12,077              *
  2685 Bolton Terrace South
  Salem, Oregon 97302

Donald E. Voorhies (4) ............................................       6,777              *
  1715 Wickshire Court
  Salem, Oregon 97302

William V. Cross (5) ..............................................       4,869              *
  114 Collidge Street
  Silverton, Oregon 97381

Andrew C. Kerr (4) ................................................       1,961              *
  8985 Winsor Island Road
  Salem, Oregon 97303

All Directors and executive officers as a group (7 people) (6).....     936,302           25.2%

------------------------

*Less than 1%

(1) Applicable percentage of ownership is based on 3,711,097 shares of Common Stock outstanding as of February 28, 1997 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after February 28, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) The shares are deemed to be beneficially owned by Black, a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934, and represent (i) 309,982 shares owned directly by Black, (ii) 476,025 shares beneficially owned by clients of Black but held in managed accounts which give Black investment and/or voting power over such shares, (iii) 140,100 shares held by two officers of Black, (iv) 51,750 shares issuable pursuant to currently exercisable warrants issued to and held by Black in connection with Nor'Wester's IPO and (v) 51,750 shares issuable pursuant to currently exercisable warrants issued to and held by an officer of Black in connection with Nor'Wester's IPO.

(3) Includes 750 shares subject to options granted pursuant to Nor'Wester's 1996 Non-Employee Stock Option Plan and exercisable within 60 days of February 28, 1997 and 2,349 shares held by Mr. Acton's wife.

(4) Includes 750 shares subject to options granted pursuant to Nor'Wester's 1996 Non-Employee Stock Option Plan and exercisable within 60 days of February 28, 1997.

(5) Includes 4,862 shares subject to options granted pursuant to Nor'Wester's 1996 Non-Employee Stock Option Plan and exercisable within 60 days of February 28, 1997.

(6) Includes 7,112 shares subject to options granted pursuant to Nor'Wester's 1996 Non-Employee Stock Option Plan and exercisable within 60 days of February 28, 1997.

                        ELECTION OF NOR'WESTER DIRECTORS

    The persons named below are nominees for director to serve until the next annual meeting of shareholders or until their successors are elected and qualified; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated. Directors are elected to serve for a term of one year and until a successor shall have been chosen and qualified.

    In the absence of instructions to the contrary, shares of Nor'Wester Common Stock represented by the proxy will be voted and the proxies will vote FOR the election of all such nominees to the Board of Directors. If any of such persons is unable or unwilling to be a candidate for the office of director at the dates of the Nor'Wester Annual Meeting, or any adjournment thereof, the proxies will vote FOR such substitute nominee as shall be designated by the proxies. The management of Nor'Wester has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                     PRINCIPAL OCCUPATION OR POSITION               SERVED AS
NOMINEES FOR DIRECTOR             AGE                      HELD WITH NOR'WESTER                  DIRECTOR SINCE
----------------------------      ---      ----------------------------------------------------  ---------------
James W. Bernau.............          43   Chairperson of the Board, President and Secretary             1992
Winser P. Acton.............          71   Director                                                      1993
William V. Cross............          49   Director                                                      1992
Andrew C. Kerr..............          34   Director                                                      1993
Donald E. Voorhies..........          73   Director                                                      1993

    For certain biographical information regarding the directors of Nor'Wester and certain information regarding committees of the Board of Directors and director compensation, see "Nor'Wester Management" and "Nor'Wester Executive Compensation."

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Nor'Wester Board has selected Price Waterhouse LLP to serve as independent public accountants for Nor'Wester for the fiscal year ending December 31, 1997. The Nor'Wester Board considers Price Waterhouse LLP to be eminently qualified.

    Although it is not required to do so, the Nor'Wester Board is submitting its selection of the Nor'Wester public accountants for ratification at the Nor'Wester Annual Meeting, in order to ascertain the views of shareholders regarding such selection. If the selection is not ratified, the Nor'Wester Board will reconsider its selection.

    The Nor'Wester Board recommends that stockholders vote FOR ratification of the selection of Price Waterhouse LLP to examine the financial statements of Nor'Wester for Nor'Wester's financial year ending December 31, 1997. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed therein.

    A representative of Price Waterhouse LLP will be present at the Nor'Wester Annual Meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                       WVI SELECTED FINANCIAL INFORMATION

    The following selected financial information should be read in conjunction with WVI's Consolidated Financial Statements and notes thereto and "WVI Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Proxy Statement/Prospectus. The selected financial information presented below have been derived from WVI's financial statements. The financial statements as of December 31, 1995 and December 31, 1996 and for the period from inception (December 2, 1993) through December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report on those periods is included elsewhere herein. The balance sheet data as of December 31, 1993 and December 31, 1994 and the operating results for the year ended December 31, 1994 are derived from audited financial statements not included herein. The financial statements as of and for the three months ended March 31, 1997 and March 31, 1996 are included herein and have not been audited. In the opinion of management, the interim financial statements reflect all adjustments, consisting of only normal recurring items which are necessary for a fair presentation for the interim periods presented.

                               THREE MONTHS ENDED MARCH 31,
                                                                      YEAR ENDED DECEMBER 31,            DECEMBER 2, 1993
                               ----------------------------  ------------------------------------------   (INCEPTION) TO
                                   1997           1996           1996           1995           1994      DECEMBER 31, 1993
                               -------------  -------------  -------------  -------------  ------------  -----------------
                                       (UNAUDITED)
OPERATING RESULTS:
Net revenues.................  $     385,416  $     410,024  $   3,869,304  $   1,211,490  $    173,313    $           0
Cost of goods sold...........        463,882        597,144      4,258,647      1,186,025       142,708                0
Selling, general and
  administrative.............        327,917        525,057      2,229,018      2,176,410       310,546                0
Estimated impairment loss....              0              0      1,018,879              0             0                0
Write-off of stock offering
  costs......................              0              0        461,969              0             0                0
Other income (expense),
  net........................        (10,517)        (4,789)      (218,117)       175,984        83,406                0
Net loss.....................       (253,260)      (490,287)    (2,464,231)    (1,330,842)     (149,447)               0
Net loss per share...........  $       (0.05) $       (0.10) $       (0.51) $       (0.27) $      (0.03)   $           0
Weighted average shares
  outstanding................      4,850,796      4,850,796      4,852,513      4,850,796     4,395,746        3,353,826

BALANCE SHEET DATA (AT PERIOD
  END):
Working capital (deficit)....  $  (3,264,741) $  (1,978,282) $  (2,914,247) $   1,353,210  $  5,587,875    $           0
Total assets.................      5,717,070      9,627,425      5,784,356      7,695,426     7,058,692           59,064
Long-term obligations........        352,310      1,114,719        368,991        899,743        50,000                0
Deficit accumulated during
  development stage..........     (4,197,780)    (1,970,723)    (3,994,520)    (1,480,289)     (149,447)               0
Shareholders' equity.........      1,304,542      3,759,164      1,557,802      4,254,605     4,752,874                0

                  WVI MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATION

FORWARD-LOOKING STATEMENTS

    This Management's Discussion and Analysis of Financial Condition and Results of Operations and other sections of this Proxy Statement/Prospectus contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are based on current expectations, estimates and projections about WVI's business, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including, but not limited to, availability of financing for operations and payment of past due creditors, successful performance of internal operations, impact of competition, changes in distributor relationship or performance, successful completion of the planned consolidation of the Affiliated Companies and other risks detailed below as well as those discussed elsewhere in this Proxy Statement/Prospectus and from time to time in WVI's Securities and Exchange Commission filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic economic conditions.

RESULTS OF OPERATIONS

    The following table reflects selected data from WVI's statements of operations stated as a percentage of net revenues:

                                                     YEAR ENDED           THREE MONTHS ENDED MARCH
                                                    DECEMBER 31,                    31,
                                             --------------------------  --------------------------
                                                 1996          1995          1997          1996
                                             ------------  ------------  ------------  ------------
Gross revenues.............................      102.6%         48.1%        105.9%        106.0%
Less excise taxes..........................        5.4           2.1           5.9           6.0
                                              ------        ------        ------        ------
Net revenues of beer and related
  products.................................       97.2          46.0         100.0         100.0
Management services to affiliated
  companies................................        2.8          54.0           0.0           0.0
                                              ------        ------        ------        ------
Net revenues...............................      100.0         100.0         100.0         100.0
                                              ------        ------        ------        ------
Cost of beer and related products sold.....      107.2          50.8         120.4         145.6
Cost of management services provided.......        2.8          47.1           0.0           0.0
                                              ------        ------        ------        ------
Total cost of sales........................      110.0          97.9         120.4         145.6
Selling, general and administrative
  expenses.................................       57.6         179.6          85.1         128.1
                                              ------        ------        ------        ------
Operating income (loss)....................     (105.9)       (177.5)       (105.4)       (173.7)
                                              ------        ------        ------        ------
Loss before income taxes and minority
  interest.................................     (111.6)       (163.0)       (108.2)       (174.9)
                                              ------        ------        ------        ------
Net loss...................................      (63.7)%      (109.9)%       (65.7)%      (119.6)%
                                              ------        ------        ------        ------
                                              ------        ------        ------        ------

THREE MONTHS ENDED MARCH 31, 1997 COMPARED TO THREE MONTHS ENDED MARCH 31, 1996

    GROSS REVENUES. Gross revenues from beer and retail products totaled $408,054 for the quarter ended March 31, 1997 and $434,648 for the quarter ended March 31, 1996, a decrease of 6%. The following explains the decrease in revenues:

    Aviator: Gross revenues from beer and retail products totaled $298,632 for the quarter ended March 31, 1997 and $274, 105 for the quarter ended March 31, 1996, an increase of 9%. The increase in revenues is primarily a result of Aviator's efforts to build its distribution channel, enhance its awareness of its line of ales, develop a growing contingency of loyal customers and an increase in sales of products to affiliated companies.

    Bayhawk: Gross revenues from beer and retail products totaled $92,652 for the quarter ended March 31, 1997 and $55,928 for the quarter ended March 31, 1996, an increase of 66%. The increase in revenues is primarily a result of increased share in Southern and Northern California beer markets. This increase in sales, however, is not sufficient for Bayhawk to become self-sustaining in the near term.

    Mile High: Gross revenues from beer and retail products totaled $16,770 for the quarter ended March 31, 1997 and $100,207 for the quarter ended March 31, 1996, a decrease of 83%. The decrease is due to Mile High's inability to effectively penetrate and establish its brand in the local Colorado market. During the quarter ended March 31, 1997, Mile High's management established a plan to sell the operating assets of Mile High and is looking for other contract brewing opportunities. Based on this plan and pursuant to SFAS 121, management has recorded a partial write-down of operating brewery assets to their estimated fair value at December 31, 1996. Management's estimate of this write-down, based on a pending offer, is $969,000. In addition, management estimates the cost to dispose of the assets to be $50,000, and this amount was recorded in the financial statements as of December 31, 1996, as part of the impairment loss. While management searches for other potential buyers, Mile High intends to operate on a limited basis as a contract brewer for a local brewery.

    EXCISE TAXES. Excise taxes were $22,638 (6% of gross sales) for the three months ended March 31, 1997 compared to $24,624 (6% of gross sales) for the same period in 1996.

    COST OF REVENUES. Cost of revenues totaled $463,882 (120% of net revenues) for the quarter ended March 31, 1997 compared to $597,144 (146% of net revenues) for the quarter ended March 31, 1996. Although cost of revenues declined as a percentage of net revenues for the quarter ended March 31, 1997 from the same period in the 1996, the continuing high cost of revenues in 1997 is the result of the disproportionate cost of production for products sold while the facilities were operating at less than designed capacity and an unusually high percentage of discounted sales made to beer clubs.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses decreased to $327,917 (85% of net revenues) for the quarter ended March 31, 1997 from $525,057 (128% net revenues) for the quarter ended March 31, 1996. The decrease is primarily attributable to cost cutting measures designed to lower selling, general and administrative expenses in light of continued operating losses.

    NET LOSS. As a result of the individual line items discussed above, net loss was $253,260 for the quarter ended March 31, 1997 compared to net loss of $490,287 for the quarter ended March 31, 1996.

1996 COMPARED TO 1995

    GROSS REVENUES. Brewery revenues of WVI's subsidiaries include sales of beer as well as retail merchandise such as T-shirts and caps. Net revenues from brewery operations and retail products increased 574 percent in 1996, totaling $3,759,504 for the year ended December 31, 1996 compared to $557,714 for the year ended December 31, 1995. The increase is primarily attributable to a full year of revenues in 1996 for Aviator and Mile High which commenced their brewing operations in the third quarter of 1995 and the addition of the sale of $1,375,000 of beer under the Cooperative Brewing Agreements during 1996. Mile High ceased normal operations in the fourth quarter of 1996 due to its inability to successfully penetrate its market and entered into a limited contract brewing agreement. The Microbreweries operated at the following capacity during 1996 and 1995:

                                                                   CURRENT        BARRELS PRODUCED
                                                                  CAPACITY
                                                               (NO. OF BARRELS  --------------------
BREWERY                                                           PER YEAR)       1996       1995
-------------------------------------------------------------  ---------------  ---------  ---------
Aviator......................................................        57,000         9,742        574
Bayhawk......................................................        10,000         3,658      1,360
Mile High (1)................................................        39,000         9,932        658

------------------------

(1) Mile High ceased production of its own products in November 1996 and is currently producing limited quantities of beer pursuant to a contract brewing arrangement with a third party.

    Competition for market share with each of the Microbreweries' markets has increased due to the level of market saturation by competing companies, especially in the Northwest where there are many brands vying for available shelf space. The industry is also facing a loss of shelf space, and therefore sales, to the industrial brewers, who are threatening to withdraw their business from distributors who also distribute microbrewery brands.

    Specifically, during 1996, Aviator experienced significant competition from one competitor who began selling its Hefe Weizen beer in bottles into the same channels of distribution as Aviator. This resulted in a decline in market share for Aviator and for Nor'Wester, an affiliated company. To date, Aviator has been unable to regain this market share.

    COST OF BREWERY SALES. The cost of brewery sales represents 107 percent of revenues for 1996 and 51 percent for 1995, reflecting the disproportionate cost of production for goods sold during a period when the breweries are operating at less than their maximum designed capacity, as well as start-up costs such as recipe testing. In addition, the margin on beer brewed cooperatively for Nor'Wester under the Cooperative Brewing Agreements is substantially less than the Microbreweries' own products. All of the breweries commenced operations during 1995, and Mile High ceased production of its own products during the fourth quarter of 1996 and entered into a limited contract brewing agreement.

    REVENUES AND COSTS RELATED TO MANAGEMENT SERVICES. Revenues from management services provided to affiliated companies totaled $109,800 and $653,776 for the years ended December 31, 1996 and 1995, respectively. Cost of management services provided for the same periods was 100 percent and 87 percent of such revenues, respectively. Revenues from management services represent the Company's cost in 1996 and cost plus a certain markup in 1995. WVI's cost includes all direct labor and other direct costs as well as a portion of WVI's general and administrative costs.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses ("SG&A") totaled $2.23 million and $2.18 million for the years ended December 31, 1996 and 1995, respectively. SG&A reflect management and administrative costs incurred on behalf of WVI and its subsidiaries. The increase in SG&A is primarily a result of increased periods of operations for the Microbreweries and increased shipping costs as WVI's Microbreweries introduced their products into surrounding states. During the third quarter of 1996, the selling and administrative staff was restructured, thus decreasing such expenses during the later part of 1996, partially offsetting the increase.

    IMPAIRMENT LOSS. Mile High ceased operations in 1996, and subsequent to December 31, 1996, Mile High began looking for opportunities for contract brewing or to dispose of all of its assets. Mile High wrote off the value of its inventory to $0, and wrote down the value of its equipment to $2 million as of

December 31, 1996. In addition, Mile High management estimated costs to sell the assets to be $50,000. Accordingly, Mile High has recorded an impairment loss of $1,018,879.

    WRITE-OFF OF STOCK OFFERING COSTS. Consists of costs related to the write off of legal and accounting fees related to Aviator's and Mile High's discontinued public stock offerings.

    INTEREST INCOME AND INTEREST EXPENSE. Interest income totaled $33,605 and $185,284 for the years ended December 31, 1996 and 1995, respectively, as a result of interest earned on WVI's consolidated cash balances. Interest expense of $68,406 and $9,300 was incurred during 1996 and 1995, respectively, on Aviator's long-term debt for the purchase of land in Woodinville, Washington and for capital equipment lease obligations of Aviator, Bayhawk and Mile High.

    OTHER. Other expenses of $183,316 relate primarily to costs associated with transferring partial ownership of North Country Joint Venture, LLC from North Country Brewing Company, Inc. to Nor'Wester.

    NET LOSS. Net loss was $2.5 million in 1996 compared to $1.3 million in 1995, as a result of the individual line items discussed above.

LIQUIDITY AND CAPITAL RESOURCES

    WVI had cash and cash equivalents at March 31, 1997, December 31, 1996 and December 31, 1995 of $24,569, $90,492 and $1,117,134, respectively. Changes in cash and cash equivalents for the quarter ended March 31, 1997 primarily consisted of cash used in operating activities of $176,973, limited purchases of fixed assets and other long-term assets of $11,736 and payments on capital lease obligations of $23,136, offset by borrowings from affiliates of $145,922. Changes in cash and cash equivalents for the year ended December 31, 1996 are due to cash used in operating activities of $1,623,418, purchases made for brewing and related equipment of $398,744 and principal payments made on capital lease obligations of $76,848, offset by advances from affiliates of $1,072,368.

    WVI's working capital (deficit) at March 31, 1997, December 31, 1996 and December 31, 1995 was ($3,264,741), ($2,914,247) and $1,353,210, respectively.
At March 31, 1997, December 31, 1996 and December 31, 1995 the current ratio was
 .16:1, .18:1 and 3.02:1, respectively. In 1996 WVI utilized working capital primarily to finance the start-up operations of breweries operated by its subsidiaries, Aviator and Mile High.

    Accounts payable at March 31, 1997, December 31, 1996 and December 31, 1995 were $1,665,130, $1,470,891 and $406,797, respectively. Of the $1,665,130 in accounts payable at March 31, 1997, $1,410,970 was past due.

    At March 31, 1997, WVI had payables to affiliates of $1,940,988 which accounts for 49% of WVI's current liabilities. The payables to affiliates consist primarily of advances by Nor'Wester to support Aviator and Mile High, each of which was engaged to cooperatively brew Nor'Wester's beer during most of 1996 and each of which reported operating losses for the year ended December 31, 1996. Management expects that the payables to affiliates will be eliminated upon completion of the Consolidation.

    WVI accrued $50,000 at December 31, 1996 for the potential sale and disposition of the assets of Mile High.

    WVI's management believes that current working capital together with projected income from operations is not sufficient to meet the cash needs of WVI's operating subsidiaries through the end of 1997. WVI's independent accountants expressed substantial doubt as to WVI's ability to continue as a going concern in their report on WVI's 1996 consolidated financial statements.

    To address recent losses and the need for working capital by WVI's subsidiaries, WVI and its subsidiaries have developed and are in the process of implementing plans designed to sustain operations until profitability is reached. In particular, WVI's subsidiaries have taken steps to: (i) implement a more focused marketing and sales plan at Aviator and Bayhawk designed to increase sales on a regional basis; (ii) significantly reduce or eliminate cooperative brewing arrangements with affiliates which proved to be inefficient and costly; (iii) negotiate with past-due creditors for extended terms and payment plans and to allow for the possibility of obtaining debt financing; (iv) hire and retain highly qualified employees familiar with the brewing industry;
(v) use bridge loans from UBA to fund operations until the Investment closes; and (vi) sell duplicative and/or unutilized assets created by the Consolidation for cash.

    While management believes these plans will sustain the operations of WVI's subsidiaries through December 31, 1997, no assurance can be given that these plans will provide the necessary revenue and profits to sustain operations through that period. WVI's subsidiaries are highly dependent upon the receipt of additional amounts from UBA under the bridge loan and closing of the Investment. For a description of the general terms and conditions of the bridge loan from UBA see "Ancillary Agreements--UBA Bridge Loan Credit Agreement and Related Documents." No assurance can be given that UBA will loan WVI's subsidiaries further amounts under the bridge loan or that the Investment will close. See "Risk Factors-- Dependence Upon Bridge Loans and Investment from United Breweries of America, Inc." If, for any reason, the Investment does not occur, alternative sources of debt financing and/or equity capital would have to be developed. There can be no assurance that such debt financing or capital will be available or, if available, under terms and conditions acceptable to WVI or its subsidiaries. The inability of WVI and its subsidiaries to obtain additional capital would result in a material adverse effect on their businesses and results of operations.

    Furthermore, assuming the Investment closes, UCB will be dependent upon the receipt of additional debt or equity financing to sustain operations of the Constituent Corporations until revenues are sufficiently increased and costs controlled to enable them to achieve positive cash flow and profitability. No assurance can be given that additional debt or equity financing will be available on terms acceptable to UCB or at all. Failure to obtain additional financing would have a material adverse effect on the operations and financial condition of the Constituent Corporations, including WVI's subsidiaries. See "Risk Factors--Capital Requirements."

                                  WVI BUSINESS

GENERAL

    WVI was organized in 1993 to establish a series of microbreweries throughout the United States using a consumer owned capitalization plan and certain marketing strategies and other trade secrets developed by James W. Bernau, its founder, President and Chairperson of its Board of Directors. As of December 31, 1996, WVI had established and capitalized three separate operating subsidiaries:
Aviator, Bayhawk and Mile High. Aviator and Bayhawk have constructed and are now operating their own microbrewery. Mile High had constructed and operated a microbrewery, but it is currently operating on a limited contract brewing basis and its assets are held for sale. Each microbrewery is designed to produce and sell high quality ales and/or lager beers marketed under a locally based brand name developed specifically for that microbrewery's target market. The initial success of each microbrewery is dependent primarily upon the respective subsidiary's ability to successfully penetrate the subsidiary's local craft beer market by producing and selling high quality beer. One additional wholly owned subsidiary, North Country Brewing Company, Inc. ("North Country Brewing") is not currently capitalized and is not operating in any capacity.

    North Country Brewing was formed in May 1995 for the purpose of establishing and operating microbreweries in the State of New York. North Country Brewing and Nor'Wester, pursuant to a Joint Venture Agreement, created North Country Joint Venture, LLC, to construct, own and operate a microbrewery in Saratoga Springs, New York. Upon the failure of North Country Brewing to make its planned $2.55 million capital contribution to the joint venture in September 1996, however, Nor'Wester became the sole owner of North Country Joint Venture, LLC, which is the sole owner of the Saratoga Springs brewery. For a description of the business of each of the other subsidiaries see "Aviator," "Bayhawk" and "Mile High." See also "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations."

    At December 31, 1996, WVI held the following ownership interests in each of its subsidiaries: Aviator--51%; Mile High--51%; Bayhawk--57%; and North Country Brewing--100%.

STRATEGY

    Consumers have shown strong support for craft beers brewed in or near their local markets and WVI believes the appropriate strategy is to develop and protect strong local craft beer brands. WVI further believes that this strategy can be strengthened through the Constituent Corporations' ability to build a network of breweries each producing their own brand with local appeal while benefiting from operating efficiencies, the decrease in production, marketing and distribution costs and the increase in the ability of the Constituent Corporations to finance growth and provide shareholders with a liquid market for their shares. Once these local brands are established, the Constituent Corporations may expand the distribution of one or more of their beer styles into additional selected markets.

    To implement this new strategy, the Boards of Directors of the Constituent Corporations have elected to consolidate their entities under a single entity, UCB. Furthermore, on January 30, 1997 the Constituent Corporations entered into a definitive investment agreement with UBA for the purpose of funding operations until the consolidation is completed and provide for future growth thereafter.

    Should the proposed Consolidation occur, the Cooperative Brewing Agreements, the Strategic Alliance Agreement and the General Services Agreement will terminate.

PRODUCTION AND PRODUCTS

    The level of production at each microbrewery depends on (i) the size of the microbrewery's target market, (ii) the strategy identified to penetrate the microbrewed beer market in the microbrewery's specified market, and (iii) the amount of money raised in the microbrewery's public offering. The current annual production capacity of the Seattle Brewery, the Southern California Brewery and the Denver Brewery is approximately 57,000 barrels, 10,000 barrels and 39,000 barrels, respectively. The maximum annual production capacity that could be achieved at the Seattle Brewery, the Southern California Brewery and the Denver Brewery by adding additional equipment within the existing structure is approximately 125,000 barrels, 10,000 barrels and 60,000 barrels, respectively.

    Each microbrewery is designed to brew selected, high quality grains and hops into ales and/or lager beers. The particular beer styles produced by microbrewery are dependent on local taste, climate, ethnic influences and lifestyles. Quality in the ingredients and the brewing process is the primary guiding principle in the development and production of each microbrewery's products. Each microbrewery is equipped with a superior and efficient brewhouse that utilizes modern electronic temperature controls in the fermentation and conditioning tanks, and each microbrewery employs a brewmaster experienced in producing high quality microbrewed beer. Products by microbrewery are as follows:

    AVIATOR: Aviator brand: Amber Ale, India Pale Ale, Honey Brown Ale, Hefe Weizen, Porter and a variety of seasonal ales. Nor'Wester brand: Deadeye Rye and Maple Brown Ale.

    BAYHAWK: Honey Blond, Amber Ale, California Cerveza, Hefe Weizen and Chocolate Porter.

    MILE HIGH:  No longer in production.

RESEARCH AND DEVELOPMENT

    To meet varying consumer style and flavor preferences, WVI's subsidiaries continually engage in the development and testing of new products. WVI's subsidiaries pilot brew small batches of new products for sampling at the breweries, as well as in community tastings. WVI's subsidiaries also perform numerous tastings and surveys with their distributors and consumers on beer styles and brand imagery.

REGULATION

    Management believes that WVI's subsidiaries currently have all licenses, permits and approvals necessary for their current operations and are in material compliance with all applicable government regulations. See "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations--Regulation and Dram Shop Liability."

TRADEMARKS

    WVI has no significant trademarks, as they are held at the subsidiary level.

EMPLOYEES

    At December 31, 1996, WVI had a total of 23 full time and 2 part time employees, including 10 full time employees at Aviator, 6 full time employees and 1 part time employee at Mile High and 5 full time employees and 1 part time employee at Bayhawk, WVI's majority owned subsidiaries. None of WVI's employees are covered by collective bargaining agreements, there have been no work stoppages and WVI believes that relations with its employees are adequate.

PROPERTIES

    WVI shares leased space in Portland, Oregon with Nor'Wester. Nor'Wester leases 12,200 square feet of space. Nor'Wester's lease expires on January 31, 1997, with a renewal option for up to an additional 18 years. Aviator has executed a 20-year lease for the Seattle Brewery that runs until August 1, 2015, with the right to renew the lease for two additional terms of ten years each. The leased facility comprises approximately 19,000 square feet in Woodinville, Washington, and WVI also has an option on additional adjacent space of approximately 10,000 square feet that is exercisable between years 2 and 5 of the current lease. WVI has constructed the Seattle Brewery with sufficient leasehold improvements to enable it to grow to a maximum annual brewing capacity of 125,000 barrels (current brewing capacity is approximately 57,000 barrels). To reach maximum capacity, additional brewing equipment, fermentation and conditioning tanks must be purchased and installed, and an option to lease additional space adjacent to the existing facility must be exercised. WVI also has purchased a highspeed Krones bottling line and labeler.

    The Denver Brewery, owned by Mile High, is located in an approximately 14,200 square foot leased facility in lower downtown Denver, Colorado. Mile High has executed a 15 year lease with the right to renew for two additional terms of five years each. The Denver Brewery has a maximum annual production capacity of 60,000 barrels. The Denver Brewery also has a high speed Krones bottling line capable of bottling 100 twelve ounce bottles of beer per minute. WVI's assets are currently being held for sale and Mile High intends to assign the lease to the purchaser of the assets.

    The Southern California Brewery of Bayhawk is located in an approximately 2,000 square foot leased facility adjacent to the McCormick & Schmick's Seafood Restaurant in Irvine, California. The lease for the Southern California Brewery expires January 2015, with the right to renew the lease for two additional terms of five years each. The Southern California Brewery includes a 17 barrel brewhouse and 50 barrel fermenters designed for a maximum annual production capacity of 10,000 barrels. The Southern California Brewery produces only draft beer since it does not have adequate space to house a bottling line.

LEGAL PROCEEDINGS

    One of WVI's subsidiaries, Mile High, dba Timberline Brewpub, and Mr. John Carter, a Vice President of Mile High, are defendants in a suit filed by United Glassware and China Company on November 5, 1996 in the District Court, City and County of Denver, Colorado. The suit claims that the defendants owe $54,700 on an alleged promissory note for materials supplied to Mile High. The suit is seeking damages in the sum of $54,700 in principal and unspecified amounts for interest and attorney fees. Mile High has asserted vigorous defenses and filed certain counterclaims.

    From time to time, WVI's subsidiaries become involved in ordinary, routine or regulatory legal proceedings incidental to their businesses.

               MARKET PRICE OF AND DIVIDENDS ON WVI COMMON STOCK

    There is no public trading market for WVI's Common Stock. The approximate number of shareholders of record on December 31, 1996 was 1,783. There were no cash dividends declared or paid in fiscal years 1996 or 1995. WVI does not anticipate declaring such dividends in the foreseeable future.

    WVI and each of its subsidiaries issued the following number of unregistered shares of their Common Stock at various times throughout 1996 to employees and distributors of each respective Company:

COMPANY NAME                                                                 NUMBER OF SHARES
---------------------------------------------------------------------------  -----------------
WVI........................................................................         10,200
Aviator....................................................................          1,500
Bayhawk....................................................................          2,370
Mile High..................................................................          3,620

                                 WVI MANAGEMENT

DIRECTORS

    The names and ages of WVI's Directors are as follows:

NAME                                     AGE             POSITION(S) WITH WVI          DIRECTOR SINCE
-----------------------------------      ---      -----------------------------------  ---------------
James W. Bernau....................          43   Chairperson of the Board, President          1993
                                                   and Secretary
Ron Brigham........................          44   Director                                     1995
Carol Fischer......................          43   Director                                     1995
Carl F. Flipper....................          49   Director                                     1995
Earl Littrell......................          54   Director                                     1995
Donald E. Voorhies.................          73   Director                                     1995

    Mr. Bernau has been President and Chairperson of the Board of Directors of WVI since its inception in December 1993. He is also President and Chairperson of the Board of Directors for five other public companies and has held these positions since the dates indicated: Willamette Valley Vineyards, Inc. ("WVV") since May 1988, Nor'Wester since December 1992 and of three other subsidiaries of WVI, Aviator, and Bayhawk, since February 1994. Mr. Bernau also serves as one of the three Managers of the North Country Joint Venture LLC, a wholly owned subsidiary of Nor'Wester. Mr. Bernau began this alliance of consumer/investor owned companies by first co-founding WVV in 1988 with Donald Voorhies. From 1981 to September 1989, Mr. Bernau was Director of the Oregon Chapter of the National Federation of Independent Businesses (NFIB), an association of 15,000 independent businesses in Oregon. While at NFIB, his responsibilities primarily involved communicating with association members and lobbying the Oregon state legislature regarding issues impacting the members.

    Mr. Brigham has been a Director of WVI since April 1995. Mr. Brigham has served as a District Manager for Coffee People, Inc., an Oregon-based specialty coffee retailer. From 1985 to 1994 he served as Area Supervisor for NIPI, Inc. dba McDonald's Restaurants of Eugene-Springfield, Oregon.

    Ms. Fischer has been a Director of WVI since April 1995. Since 1987, Ms. Fischer has been employed as the Public Affairs Director of Marion County, Oregon. Ms. Fischer serves as the President of the Board of Directors for the Girl Scouts of Santiam Council, treasurer and board member of the National Association of County Information Officers, executive committee member of the National Association of County Governmental Affairs Officials and on the Board of the Oregon Student Lobby Foundation. Ms. Fischer has a B. S. degree in Political Science and English from Oregon State University and she completed the graduate program for Senior Executives in Local Government at Harvard University's Kennedy School of Public administration in 1994.

    Mr. Flipper has served as a Director of WVI since April 1995. From 1992 to 1995, Mr. Flipper served as President and Executive Director of the Oregon Enterprise Forum ("OEF"), a private sector, nonprofit organization dedicated to promoting the development of emerging growth companies located in Oregon. Mr. Flipper also serves as a regional manager of Northwest Capital Network, a service company matching entrepreneurs with private investors. Prior to 1992, Mr. Flipper worked for the Entrepreneurial Services Division of Deloitte & Touche, certified public accountants, in its Chicago office. Mr. Flipper has worked extensively to promote minority employment and minority business development. Mr. Flipper serves on the Board of Directors for the National Economic Development and Law Center. He has also held faculty appointments at the University of Idaho and Lewis & Clark State College.

    Mr. Littrell has served as a Director of WVI since April 1995. Mr. Littrell has been a professor of Accounting and Information Sciences at Willamette University's Atkinson Graduate School of Management since 1976. In addition to his teaching duties, Mr. Littrell is a co-founder of OC3, Inc., a publishing company that specializes in preparing candidates for the CMA and CIA exams. Mr. Littrell is the past-President of the Pacific Northwest Council of the Institute of Management Accountants and was a member of the IMA's national Board of Directors from 1985-1987 and 1990-1991. Mr. Littrell has authored numerous articles on the subject of accounting. Mr. Littrell, a Stanford University undergraduate, obtained his Ph.D. in Accounting from the University of Oregon. He is a Certified Management Accountant.

    Mr. Voorhies has served as a Director of WVI since April 1995. Mr. Voorhies has also served as Vice President and Director of WVV since its inception in 1988. Mr. Voorhies also serves as a member of the Board of Directors of Nor'Wester and Bayhawk. From 1981 to 1995, Mr. Voorhies owned and operated a 30-acre vineyard, Salem Hills Vineyard, which he developed from raw land purchased in 1981. Prior to his retirement in 1983, Mr. Voorhies was employed by General Electric Company as Sales Manager of the Lighting Products Division for the Pacific Northwest Region. Mr. Voorhies holds a B.S. in Electrical Engineering from University of California at Berkeley. Mr. Voorhies currently serves as a liaison between the Oregon Wine Growers Association and the Oregon Wine Advisory Board.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

    The names, ages and positions of the executive officers and key management of WVI and its subsidiaries are as follows:

NAME                                         AGE               POSITION(S) WITH WVI              SINCE
---------------------------------------      ---      ---------------------------------------  ---------
James W. Bernau........................          43   Chairperson of the Board, President and       1993
                                                       Secretary
Mark Anderson..........................          43   National Sales Manager and Southeast          1996
                                                       Regional Leader
John Carter............................          28   Vice President Mile High Brewing              1996
                                                       Company and Rocky Mountain/ Midwest
                                                       Regional Leader
E. J. Harkins..........................          39   Vice President North Country Brewery          1996
                                                       and Northeast Regional Leader
Yashpal Singh..........................          51   Executive Vice President of Operations        1997
David B. Voorhies......................          47   Vice President of Bayhawk and Southwest       1994
                                                       Regional Leader
Dustin Wyant...........................          27   Vice President of Aviator and Northwest       1995
                                                       Regional Leader

    For a description of the business background of Mr. Bernau, see "Directors" above.

    Mr. Anderson joined WVI in January 1996 as the Southeast Regional Leader and was promoted during 1996 to National Sales Manager and Southeast Regional Leader. Prior to joining WVI, Mr. Anderson was the owner and President of Asa Beverage Brokers, a company specializing in establishing distribution channels for craft beer and wine. From 1990 to 1994, Mr. Anderson was the Southeast Sales Manager for Barton Beers, Inc., selling primarily imported beers throughout nine states. From 1979 to 1994, Mr. Anderson was a Sales Manager for National Distributing Company, a liquor, wine and beer distributor.

    Mr. Carter joined WVI in September 1996 as General Manager. From 1994 until 1996, Mr. Carter served as Regional Sales Manager of Southern and Northern California for the Nor'Wester/WVI Alliance. From 1991 until 1994, Mr. Carter served as a manager in the hospitality industry while also attending school. Mr. Carter has a B.A. from Oregon State University and has completed everything except his thesis for his Master of Arts, also from Oregon State University.

    Mr. Harkins joined WVI in January 1996 as the Northeast Regional Sales Leader. Mr. Harkins is also Vice President, North Country Brewing. Mr. Harkins has over 15 years of beverage industry experience, with his most recent position prior to joining WVI being General Sales Manager for Great State Beverages of Manchester, NH, one of the premier beverage distributors in the United States. Mr. Harkins has participated in numerous industry related seminars and has also been recognized by numerous suppliers for excellence.

    Mr. Singh became Executive Vice President of Operations for WVI in March 1997. From 1994 to date, Mr. Singh has been Senior Vice President, Operations for United Breweries Ltd., in Bangalore, India, an affiliate of The UB Group. From 1990 to 1994, Mr. Singh served in various capacities at Kalyani Brewery of United Breweries Ltd., most recently as Chief Executive. In addition, in 1992, Mr. Singh became Chief Executive of Jupiter Breweries and Industries Ltd. Mr. Singh holds degrees in Chemistry, Botany and Zoology from Punjab University in India. Mr. Singh is a member of the Master Brewers Association of America.

    Mr. Voorhies joined WVI in 1995 as its Southwest Regional Leader. Mr. Voorhies joined Bayhawk in December 1994 and serves as its General Manager and Chief Operating Officer on a full-time basis. He is responsible for overseeing Bayhawk's operations, including production, marketing and sales. Prior to joining Bayhawk, Mr. Voorhies spent 22 years as a civil engineer managing the design and construction of numerous complex building projects for organizations such as Honeywell, Johnson Controls and the Washington Public Power Supply System, among others. From April 1990 to December 1994, Mr. Voorhies served as Project Manager for Creegan and D'Angelo Consulting Engineers, a design project management consulting firm based in Fairfield, California. In addition to bringing significant management experience to WVI, Mr. Voorhies has been a home brewer for over 5 years. Mr. Voorhies received his B.S. in Civil Engineering from Washington State University. He is a registered professional engineer in both California and Washington.

    Mr. Wyant joined WVI in 1995 as its Northwest Regional Leader. Mr. Wyant also serves as Vice President of Aviator. Mr. Wyant is also a Director and Vice Chairperson of the Aviator Board of Directors. From January 1994 to January 1995, Mr. Wyant served as Retail Manager for Nor'Wester and Willamette Valley Vineyards ("WVV"). During 1993, Mr. Wyant was an independent sales representative for WVV. From 1990 to 1992, Mr. Wyant was obtaining his commerce degree at the University of Virginia and Bath University in England.

COMMITTEES OF THE BOARD

    During 1996, the Board of Directors held five meetings and acted by unanimous written consent on numerous occasions. In April 1995, WVI established an Audit Committee and a Compensation Committee. The Audit Committee, comprised of Mr. Littrell and Ms. Fischer, oversees actions taken by WVI's independent auditors and reviews WVI's internal audit controls. The Compensation Committee, comprised of Messrs. Brigham and Flipper, reviews the compensation levels of WVI's employees and makes recommendations to the Board of Directors regarding changes in compensation. WVI does not have a nominating committee. They are no family relationships between any of the executive officers and directors.

ATTENDANCE AT MEETINGS

    Except for Mr. Flipper, during 1996, there were no members of the Board of Directors who attended fewer than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires WVI's executive officers and Directors, and persons who own more than ten percent of a registered class of WVI's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish WVI with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, WVI believes that, for the fiscal year ended December 31, 1996, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements, except in one instance, Mr. John Carter, a Vice President of Mile High, failed to timely file a Statement of Initial Beneficial Ownership on Form 3.

                           WVI EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation awarded to, earned by or paid to WVI's Executive Officer and other executive officers of WVI whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal years 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                                   ANNUAL COMPENSATION
                                                                                                 ------------------------
NAME AND PRINCIPAL POSITION (A)       YEAR                         EMPLOYER                       SALARY($)    BONUS($)
----------------------------------  ---------  ------------------------------------------------  -----------  -----------
James W. Bernau (B)...............       1996  Willamette Valley, Inc.                                7,457
  Chairperson of the Board, .            1996  All affiliated companies except Willamette            85,755
  President and Secretary                        Valley, Inc.
                                         1995  Willamette Valley, Inc.                               13,600       10,882
                                         1995  All affiliated companies except Willamette            82,400
                                                 Valley, Inc.
                                         1994  Willamette Valley, Inc.                               13,100        8,682
                                         1994  All affiliated companies except Willamette            70,400
                                                 Valley, Inc.

------------------------

(A) Other than Mr. Bernau, no other individuals earned more than $100,000 in 1996, 1995 or 1994.

(B) Mr. Bernau serves as the President of WVI, Nor'Wester, Aviator, Bayhawk, Mile High and North Country. Each of these companies pays a pro rata portion of Mr. Bernau's monthly salary based on the amount of time which Mr. Bernau has devoted to the respective company's business in that month.

STOCK OPTION GRANTS

    No stock options were granted to Mr. Bernau during 1996.

OPTION EXERCISES AND HOLDINGS

    No options were exercised by Mr. Bernau during 1996 and no options are held by Mr. Bernau at December 31, 1996.

COMPENSATION OF DIRECTORS OF THE WVI

    Directors of WVI are not compensated for acting in such capacity.

                              CERTAIN TRANSACTIONS

GENERAL

    Each of Nor'Wester, Aviator, Bayhawk and Mile High is affiliated with WVI in that James W. Bernau, WVI's founder, President and Chairperson of the Board of Directors, is also President and Chairperson of the Board of Directors of each such affiliated company. Mr. Bernau is also a significant equity owner of each affiliated company either directly, as in the case of Nor'Wester, in which Mr. Bernau owns approximately 25% of the outstanding capital stock, or indirectly through his controlling interest in WVI (62%), which in turn owns a controlling interest in each of Aviator (51%), Bayhawk (57%) and Mile High (51%). As a result of certain arrangements between WVI and its affiliates, as well as Mr. Bernau's positions and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and the allocation of WVI's President's time.

LOANS AND ADVANCES TO AND FROM AFFILIATES

    BAYHAWK BRIDGE LOAN. During 1994 and 1995, WVI loaned $1,353,823 to Bayhawk, a subsidiary of WVI, to construct, equip and operate Bayhawk's brewery pending completion of Bayhawk's direct public stock offering completed in December 1995 (the "Bayhawk Bridge Loan"). In 1995 and 1996, Bayhawk repaid $1,103,635 of loan principal. In January 1996, the loan was converted to a promissory note issued to WVI. The note bears interest at 8% beginning on January 1, 1996, provides for payments $4,600 principal and interest per month, and is unsecured. As of December 31, 1996, $250,188 was owed on the note.

    MILE HIGH BRIDGE LOAN. During 1995, WVI loaned $800,000 to Mile High, a subsidiary of WVI, to pay for leasehold improvements, purchase capital assets and fund the working capital needs of Mile High's brewery (the "Mile High Bridge Loan"). The Mile High Bridge Loan was to be repaid from the proceeds of Mile High's planned second direct public stock offering which commenced in May 1996 but was terminated in October 1996 as a result of the planned Consolidation and investment by UBA. In October 1996, the loan was converted to an 18 month installment note issued to WVI. The note bears interest at 10%, provides for monthly principal and interest payments of $5,300, and is unsecured. As of December 31, 1996, no payments had been made on the note.

    LOANS AND ADVANCES FROM NOR'WESTER. In 1995 and 1996, Nor'Wester loaned and advanced $350,000 to each of Aviator and Mile High for working capital needs and for the purchase of brewing ingredients and raw materials to brew Nor'Wester beer under Nor'Wester's Cooperative Brewing Agreements with Aviator and Mile High entered into as part of the Alliance. In 1996, Nor'Wester also loaned $150,000 to Mile High to help pay for the construction of Mile High's pub. In addition, in 1995 and 1996, in support of the creation and development of the Alliance, Nor'Wester paid certain bills on behalf of WVI, Aviator, Mile High and Bayhawk and provided certain of these companies with services under the General Services Agreement also entered into as part of the Alliance. These advances are unsecured and do not bear interest.

    LOANS AND ADVANCES TO AFFILIATES. During 1996, WVI advanced $240,000 to Aviator and $186,364 to Mile High. These loans were made to purchase capital assets and support the working capital needs of Aviator's and Mile High's respective breweries. In addition, in 1995 and 1996, WVI paid certain bills on behalf of Nor'Wester, Aviator, Mile High and Bayhawk and provided certain of these companies with services under the General Services Agreement also entered into as part of the Alliance. These advances are unsecured and do not bear interest. For a description of the purposes and terms of the Alliance see "General Description of the Craft Brewing Industry and the Business of the Constituent Corporation-- The Strategic Alliance."

    STRATEGIC ALLIANCE In January 1996, WVI established the Alliance with Aviator, Mile High, Bayhawk and Nor'Wester, the purpose and terms of which are more fully described in "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations--Strategic Alliance."

    WVI was charged $169,425 by Nor'Wester for services under the General Services Agreement of the Alliance during 1996. Amounts charged under the General Services Agreement by WVI to its affiliates and subsidiaries during the quarter ended March 31, 1997 and during 1996 are as follows:

                                                                         MARCH 31,
COMPANY NAME                                                               1997         1996
----------------------------------------------------------------------  -----------  ----------
Nor'Wester............................................................   $  --       $   85,575
Aviator...............................................................      --           55,125
Bayhawk...............................................................      --           20,175
Mile High.............................................................      --           56,025
North Country Brewing.................................................      --           25,650
Willamette Valley Vineyards...........................................      --           24,225
                                                                             -----   ----------
                                                                         $  --       $  266,775
                                                                             -----   ----------
                                                                             -----   ----------

    PAYMENTS TO AND FROM AFFILIATES. The following table represents net amounts received by WVI from (or paid by WVI to) its affiliates during the quarter ended March 31, 1997 and during 1996 and 1995 in connection with the repayment of loans/advances, other than the Bayhawk Bridge Loan, or in payment of services associated with creating and supporting the Alliance:

                                                           AMOUNTS RECEIVED (PAID)
                                                    --------------------------------------
COMPANY NAME                                        MARCH 31, 1997     1996        1995
--------------------------------------------------  --------------  ----------  ----------
Nor'Wester........................................    $   19,024    $  338,331  $  113,168
Aviator...........................................          (501)        3,124      18,056
Bayhawk...........................................         3,091        84,927     497,600
Mile High.........................................       (30,105)      (21,754)     32,096
North Country.....................................        --            88,265     (86,065)
                                                         -------    ----------  ----------
      Total.......................................    $   (8,491)   $  492,893  $  574,855
                                                         -------    ----------  ----------
                                                         -------    ----------  ----------

    AMOUNTS OWED TO AND DUE FROM AFFILIATES. As a result of the above-described transactions, WVI and its subsidiaries owed the following amounts to Nor'Wester at March 31, 1997: WVI--$475,403, Aviator-- $629,857, Mile High--$735,134,
Bayhawk--$67,497. These amounts are unsecured, do not bear interest, are payable on Nor'Wester's demand and are reflected as "payable to affiliated companies" on WVI's balance sheet. Further, as a result of the above-described transactions, other than the Bayhawk Bridge Loan and the Mile High Bridge Loan, at March 31, 1997, WVI was owed the following amounts from its affiliates: Aviator--$276,513, Bayhawk--$4,669, and Mile High--$283,701. These amounts are unsecured, do not bear interest and are payable on WVI's demand. At March 31, 1997, WVI was owed $250,188 by Bayhawk on the Bayhawk Bridge Loan and $800,000 by Mile High on the Mile High Bridge Loan. None of the foregoing amounts are reflected on WVI's balance sheet as they have been eliminated in the process of consolidating the financial statements of WVI and its subsidiaries.

NORTH COUNTRY JOINT VENTURE AGREEMENT AND TERMINATION THEREOF

    On January 1, 1996, Nor'Wester and North Country Brewing, a wholly owned subsidiary of WVI entered into an Operating Agreement which details the respective rights and obligations of the owners in a joint venture to develop, own and operate a brewery in Saratoga Springs, New York (the "North Country Joint Venture"). Nor'Wester's initial contribution to the North Country Joint Venture consisted of (i) $3,500,000 in cash; (ii) deposits toward the purchase of equipment with a value of approximately $500,000; (iii) use of Nor'Wester's beer recipes pursuant to a licensing agreement between Nor'Wester and the North Country Joint Venture. North Country Brewing's initial contribution consisted of
(i) an unsecured, noninterest bearing $2,550,000 promissory note payable by North Country to the North Country Joint Venture on or before the completion of North Country Brewing's planned self underwritten public stock offering or October 1, 1996, whichever occurs first; (ii) use of North Country Brewing's beer recipes pursuant to a licensing agreement between the North Country Joint Venture and North Country Brewing; and (iii) North Country Brewing's brewery development efforts consisting of a business and operating plan for the Saratoga Springs Brewery, a lease agreement for the facility in which the brewery will be established, and a local brand name and imagery. Nor'Wester's and North Country Brewing's capital accounts with the North Country Joint Venture were credited with $4,000,000 and $2,550,000, respectively, upon formation.

    North Country Brewing's public offering was canceled in September 1996 and North Country Brewing did not pay the $2,550,000 due under the note. Accordingly, on October 1, 1996, North Country Brewing withdrew from the North Country Joint Venture Agreement and transferred its interest to Nor'Wester. Concurrently, Nor'Wester executed a promissory note payable to WVI evidencing the purchase price for North Country Brewing's membership interest in the amount of $192,358, which amount represents WVI's out of pocket development expenses to establish the Saratoga Springs Brewery and to develop North Country Brewing's beer recipes and brand imagery.

ARMS-LENGTH TRANSACTIONS

    WVI believes that the Alliance and the transactions set forth above were made on terms no less favorable to WVI than could have been obtained from unaffiliated third parties. All future transactions between WVI and its officers, directors, principal shareholders and affiliates will be approved by a majority of the independent outside members of WVI's Board of Directors who do not have an interest in the transactions, and will be on terms no less favorable to WVI than could be obtained from unaffiliated third parties.

                           WVI PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information regarding the beneficial ownership of Common Stock of WVI as of February 28, 1997 as to (i) each person who is known by WVI to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director of WVI (iii) each of the executive officers named in the Summary Compensation Table above and (iv) all Directors and executive officers as a group. Except as otherwise noted, WVI believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                                            COMMON STOCK
                                                                     --------------------------
                                                                       SHARES      APPROXIMATE
                                                                     BENEFICIALLY  PERCENTAGE
NAME AND ADDRESS                                                      OWNED(1)        OWNED
-------------------------------------------------------------------  -----------  -------------
James W. Bernau (2)................................................   3,018,444          62.1%
  8800 Enchanted Way SE
  Turner, Oregon 97392

James F. Hensel (2)................................................     335,982           6.9%
  2911 SW Orchard Hill Place
  Lake Oswego, Oregon 97035

Donald E. Voorhies (3).............................................      21,000         *
  1715 Wickshire Ct.
  Salem, Oregon 97302

Carol Fischer (4)..................................................          50         *
  160 Wilson Street SE
  Salem, Oregon 97302

Ron Brigham........................................................      --             *
  16887 NW Richard's Court
  Sherwood, Oregon 97104

Carl F. Flipper....................................................      --             *
  2538 NE Killingsworth, Apt 4
  Portland, Oregon 97211

Earl Littrell......................................................      --             *
  2737 Vick Avenue NW
  Salem, Oregon 97304

All Directors and executive officers as a group (12 persons) (5)...   3,052,494          62.7%

------------------------

 *  Less than 1%

(1) Applicable percentage of ownership is based on 4,860,996 shares of Common Stock outstanding as of February 28, 1997. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

(2) As a condition to registering shares for the 1994 offering under Oregon Securities Laws, WVI's founders agreed to place in escrow all 3,353,826 shares they beneficially owned prior to the offering. These shares will be released upon WVI's reaching certain performance milestones. Unless released pursuant to those milestones, the shares shall remain in escrow until released in 25 percent increments on October 31 of the years 2000 through 2003. The shares have the same rights and privileges of all outstanding shares except rights relating to transferability and liquidation.

(3) Mr. Voorhies also owns 15,000 shares of Common Stock of WVI's subsidiary, Bayhawk.

(4) Ms. Fischer also owns 450 shares of Common Stock of WVI's subsidiary,
    Aviator.

(5) Includes 10,000 shares subject to options exercisable within 60 days of February 28, 1997.

                           ELECTION OF WVI DIRECTORS

    The persons named below are nominees for director to serve until the next annual meeting of shareholders or until their successors are elected and qualified; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated. Directors are elected to serve for a term of one year and until a successor shall have been chosen and qualified.

    In the absence of instructions to the contrary, shares of WVI Common Stock represented by the proxy will be voted and the proxies will vote FOR the election of all such nominees to the Board of Directors. If any of such persons is unable or unwilling to be a candidate for the office of director at the dates of the WVI Annual Meeting, or any adjournment thereof, the proxies will vote FOR such substitute nominee as shall be designated by the proxies. The management of WVI has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                      PRINCIPAL OCCUPATION OR             SERVED AS
NOMINEES FOR DIRECTOR                AGE              POSITION HELD WITH WVI           DIRECTOR SINCE
-------------------------------      ---      ---------------------------------------  ---------------
James W. Bernau................          43   Chairperson of the Board, President and          1993
                                                Secretary

Ron Brigham....................          44   Director                                         1995

Carol Fischer..................          43   Director                                         1995

Carl F. Flipper................          49   Director                                         1995

Earl Littrell..................          54   Director                                         1995

Donald E. Voorhies.............          73   Director                                         1995

    For certain biographical information regarding the directors of WVI and certain information regarding committees of the Board of Directors and director compensation, see "WVI Management" and "WVI Executive Compensation."

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The WVI Board has selected Price Waterhouse LLP to serve as independent public accountants for WVI for the fiscal year ending December 31, 1997. The WVI Board considers Price Waterhouse LLP to be eminently qualified.

    Although it is not required to do so, the WVI Board is submitting its selection of the WVI public accountants for ratification at the WVI Annual Meeting, in order to ascertain the views of shareholders regarding such selection. If the selection is not ratified, the WVI Board will reconsider its selection.

    The WVI Board recommends that stockholders vote FOR ratification of the selection of Price Waterhouse LLP to examine the financial statements of WVI for WVI's financial year ending December 31, 1997. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed therein.

    A representative of Price Waterhouse LLP will be present at the WVI Annual Meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                     AVIATOR SELECTED FINANCIAL INFORMATION

    The following selected financial information should be read in conjunction with Aviator's Consolidated Financial Statements and notes thereto and "Aviator Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Proxy Statement/Prospectus. The selected financial information presented below have been derived from Aviator's financial statements. The financial statements as of December 31, 1995 and December 31, 1996 and for each of the two years in the period ended December 31, 1996 and for the period from inception (February 14, 1994) to December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report on those periods is included elsewhere herein. The financial statements as of and for the three months ended March 31, 1997 and March 31, 1996 are included herein and have not been audited. In the opinion of management, the interim financial statements reflect all adjustments, consisting of only normal recurring items which are necessary for a fair presentation for the interim periods presented.

                                      THREE MONTHS ENDED MARCH
                                                 31,                YEAR ENDED DECEMBER 31,    FEBRUARY 14, 1994
                                     ---------------------------  ---------------------------    (INCEPTION TO
                                         1997           1996          1996           1995      DECEMBER 31, 1994)
                                     -------------  ------------  -------------  ------------  ------------------
                                             (UNAUDITED)
OPERATING RESULTS:
Net revenues.......................  $     283,146  $    258,750  $   1,824,077  $    181,966     $     43,698
Cost of goods sold.................        294,825       329,640      1,879,062       165,006           23,487
Selling, general and
  administrative...................        110,637       157,019        851,352       490,646          110,230
Write-off of stock offering costs..              0             0        249,871             0                0
Other income (expense) net.........         (2,095)          807         (1,498)       79,046           39,291
Net loss...........................       (124,411)     (227,102)    (1,157,706)     (394,640)         (50,728)
Net loss per share.................  $       (0.02) $      (0.03) $       (0.20) $      (0.07)    $      (0.01)
Weighted average shares
  outstanding......................      5,331,775     6,864,533      5,685,642     5,326,209        5,557,025

BALANCE SHEET DATA (AT PERIOD END):
Working capital (deficit)..........  $  (1,227,381) $     13,494  $  (1,145,814) $    317,481     $  2,469,866
Total assets.......................      2,731,327     2,682,366      2,665,317     2,747,668        2,637,678
Long-term obligations..............        134,864       356,452        127,767       347,951           50,000
Deficit accumulated during
  development stage................     (1,727,485)     (672,469)    (1,603,074)     (445,368)         (50,728)
Shareholders' equity...............        860,400     1,912,641        984,811     2,139,742        2,523,512

                AVIATOR MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD-LOOKING STATEMENTS

    This Management's Discussion and Analysis of Financial Condition and Results of Operations and other sections of this Proxy Statement/Prospectus contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are based on current expectations, estimates and projections about Aviator's business, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including, but not limited to, availability of financing for operations and payment of past due creditors, successful performance of internal operations, impact of competition, changes in distributor relationship or performance, successful completion of the planned consolidation of the Affiliated Companies, and other risks detailed below as well as those discussed elsewhere in this Proxy Prospectus/Statement and from time to time in Aviator's Securities and Exchange Commission filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic economic conditions.

RESULTS OF OPERATIONS

    The following table reflects selected data from Aviator's statements of operations stated as a percentage of net revenues:

                                                                                THREE MONTHS ENDED
                                                              YEAR ENDED
                                                             DECEMBER 31,           MARCH 31,
                                                         --------------------  --------------------
                                                           1996       1995       1997       1996
                                                         ---------  ---------  ---------  ---------
Gross revenues.........................................      104.5%     102.7%     105.5%     105.9%
Less excise taxes......................................        4.5        2.7        5.5        5.9
                                                         ---------  ---------  ---------  ---------
Net revenues...........................................      100.0      100.0      100.0      100.0
Cost of goods sold.....................................      103.0       90.7      104.1      127.4
Selling, general and administrative expenses...........       46.7      269.6       39.1       60.7
                                                         ---------  ---------  ---------  ---------
Operating loss.........................................      (63.4)    (260.3)     (43.2)     (88.1)
                                                         ---------  ---------  ---------  ---------
Income (loss) before income taxes......................      (63.5)    (216.9)     (43.9)     (87.8)
                                                         ---------  ---------  ---------  ---------
Net loss...............................................      (63.5)%    (216.9)%     (43.9)%     (87.8)%
                                                         ---------  ---------  ---------  ---------
                                                         ---------  ---------  ---------  ---------

THREE MONTHS ENDED MARCH 31, 1997 COMPARED TO THREE MONTHS ENDED MARCH 31, 1996

    GROSS REVENUES. Gross revenues from beer and retail products totaled $298,632 for the quarter ended March 31, 1997 and $274,105 for the quarter ended March 31, 1996, an increase of 9%. The increase in revenues is primarily a result of Aviator's efforts to build its distribution channel, enhance its awareness of its line of ales, develop a growing contingency of loyal customers and an increase in sales of products to beer clubs.

    Aviator's brewery currently has an annual production capacity of 57,000 barrels. Aviator sold 2,024 barrels and 1,270 barrels during the quarter ended March 31, 1997 and 1996 respectively.

    EXCISE TAXES. Excise taxes were $15,486 (5% of gross sales) for the three months ended March 31, 1997 compared to $15,355 (6% of gross sales) for the same period in 1996.

    COST OF REVENUES. Cost of revenues totaled $294,825 (104 percent of net revenues) for the quarter ended March 31, 1997 compared to $329,640 (127 percent of net revenues) for the quarter ended March 31, 1996. Although cost of revenues declined as a percentage of net revenues for the quarter ended March 31, 1997 from the same period in 1996, the high cost of revenues in 1997 is the result of the disproportionate cost of production for products sold while the facility was operating at less than designed capacity and the high percentage of discounted sales made to beer clubs.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses decreased to $110,637 (39 percent of net revenues) for the quarter ended March 31, 1997 from $157,019 (61 percent of net revenues) for the quarter ended March 31, 1996. The decrease is primarily attributable to higher advertising costs in 1996 as Aviator expanded its sales efforts in order to quickly penetrate target markets. The level of these expenses was not sustained into 1997.

    NET INCOME (LOSS). As a result of the individual line items discussed above, net loss was $124,411 for the quarter ended March 31, 1997 compared to net loss of $227,102 for the quarter ended March 31, 1996.

1996 COMPARED TO 1995

    GROSS REVENUES. Aviator began brewing beer in August 1995, with gross revenues from beer and retail products totaling $1,905,511 for the year ended December 31, 1996 and $186,818 for the year ended December 31, 1995. The increase is primarily attributable to the fact that Aviator did not start brewing and selling beer until late in the third quarter of 1995, and to the sale of $543,799 (29 percent of gross revenues) of cooperatively brewed beer under the Cooperative Brewing Agreement. During 1996, Aviator continued to build its distribution channels, develop a contingency of loyal customers and promote enhanced awareness of its line of ales. Aviator is not currently brewing beer for Nor'Wester under the Cooperative Brewing Agreement.

    Aviator's facility has a current annual production capacity of 57,000 barrels and sold 9,742 barrels and 574 barrels during 1996 and 1995, respectively.

    EXCISE TAXES. Excise taxes increased to $81,434 (4.3 percent of gross revenues) for the year ended December 31, 1996 from $4,852 (2.6 percent of gross revenues) for the year ended December 31, 1995. The increase as a percent of gross revenues is a result of the mix of products sold shifting more to beer and away from other retail products in 1996, offset in part by the Cooperative Brewing Agreement with Nor'Wester and a brewing arrangement with Bayhawk, where Aviator was reimbursed for excise taxes paid that were applicable to the cooperatively brewed beer.

    COST OF GOODS SOLD. Cost of goods sold totaled $1,879,062 (103 percent of net revenues) for the year ended December 31, 1996 compared to $165,006 (91 percent of net revenues) for the year ended December 31, 1995. The cost of goods sold percentages reflect the disproportionate cost of production for goods sold during a period when the facility was operating at less than its maximum designed capacity. In addition, lower margins were achieved on products produced and sold under the Cooperative Brewing Agreement than on Aviator's own products and Aviator wrote off approximately $80,000 of spoiled beer and obsolete packaging materials during 1996.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative ("SG&A") expenses increased to $851,352 (47 percent of net revenues) for the year ended December 31, 1996 from $490,646 (270 percent of net revenues) for the year ended December 31, 1995. SG&A expenses reflect operating management and administrative services provided by Aviator's parent, WVI, as well as direct charges such as selling and administrative salaries and advertising expenses. The increase in SG&A expenses is primarily attributable to a full year of operations in 1996 as well as increased shipping costs as Aviator introduced its products into surrounding states, offset in part by higher costs incurred during the first months of Aviator's operations in late 1995. SG&A, as a percentage of net revenues, has decreased primarily as a result of having a full year of operations in 1996. Aviator has restructured sales related compensation, implemented expense controls and reduced staff in an effort to reduce SG&A expenses while still increasing sales.

    WRITE-OFF OF STOCK OFFERING COSTS. Consists of costs related to the write-off of legal and accounting fees related to Aviator's attempted second public stock offering.

    NET LOSS. Net loss increased to $1,157,706 for the year ended December 31, 1996 from $394,640 for the year ended December 31, 1995 as a result of the individual line items discussed above.

LIQUIDITY AND CAPITAL RESOURCES

    In June 1996, Aviator embarked upon its second direct public stock offering to sell up to 820,000 shares of Common Stock at $1.85 per share, with estimated net proceeds of approximately $1,289,450. The offering failed to raise the minimum escrow amount of $650,000 and was terminated. Furthermore, terms of the Investment Agreement with UBA prohibit Aviator from selling any of its securities without the approval of UBA.

    Aviator had cash and cash equivalents at March 31, 1997, December 31, 1996 and December 31, 1995 of $0, $19,218 and $226,401, respectively. Changes in cash and cash equivalents for the quarter ended March 31, 1997 primarily consisted of cash used in operating activities of $14,249, purchases of brewing equipment of $3,567 and principal payments on lease obligations of $1,402. Changes in cash and cash equivalents for the year ended December 31, 1996 are due primarily to cash used in operating activites of $596,480 and purchases of brewing equipment of $229,965 offset by borrowings and advances from affiliates of $602,901.

    Aviator's working capital (deficit) at March 31, 1997, December 31, 1996 and December 31, 1995 was ($1,227,381), ($1,145,814) and $317,481, respectively. At
March 31, 1997, December 31, 1996 and December 31, 1995 the current ratio was
 .29:1, .26:1 and 2.2:1, respectively.

    Accounts payable at March 31, 1997, December 31, 1996 and December 31, 1995 were $729,867, $607,570 and $202,312, respectively. Of the $729,867 in accounts payable at March 31, 1997, $583,652 was past due.

    At March 31, 1997, Aviator had payables to WVI, its parent, and to other affiliated companies of $942,251 which accounts for 54% of Aviator's current liabilities. The payables to affiliates consist primarily of advances by Nor'Wester to support Aviator, which was engaged to cooperatively brew Nor'Wester's beer during most of 1996. Management expects that the payables to affiliates will be eliminated upon completion of the Consolidation.

    In the first quarter of 1996, WVI, Aviator's parent, loaned Aviator $240,000 to fund its working capital needs. Because of the Consolidation, management does not expect to repay this loan. Instead, the loan will be considered in determining the purchase price and stock conversion ratios being used in the Consolidation.

    Aviator requires significant capital to continue its operations. However, Aviator has very little capital resources, has insufficient operating results to obtain a bank line of credit and WVI, Aviator's parent, does not currently have adequate resources to support Aviator's operations. Aviator's management believes that current working capital together with projected income from operations is not sufficient to meet the cash needs of Aviator's operating subsidiaries through the end of 1997. Aviator's independent accountants expressed substantial doubt as to Aviator's ability to continue as a going concern in their report on Aviator's 1996 consolidated financial statements.

    To address recent losses and the need for working capital, Aviator and its parent, WVI, have developed and are in the process of implementing plans designed to sustain operations until profitability is reached. In particular, Aviator has taken steps to: (i) implement a more focused marketing and sales plan designed to increase sales on a regional basis; (ii) significantly reduce or eliminate cooperative brewing arrangements with affiliates which proved to be inefficient and costly; (iii) negotiate with past-due creditors for extended terms and payment plans and to allow for the possibility of obtaining debt financing; (iv) hire and retain highly qualified employees familiar with the brewing industry; (v) use bridge loans from UBA to fund operations until the Investment closes; and (vi) sell duplicative and/or unutilized assets created by the Consolidation for cash.

    While management believes these plans will sustain Aviator's operations through December 31, 1997, no assurance can be given that these plans will provide the necessary revenue and profits to sustain Aviator's through that period. Aviator is highly dependent upon the receipt of additional amounts from UBA under the bridge loan and closing of the Investment. For a description of the general terms and conditions of the bridge loan from UBA see "Ancillary Agreements--UBA Bridge Loan Credit Agreement and Related Documents." No assurance can be given that UBA will loan Aviator further amounts under the bridge loan or that the Investment will close. See "Risk Factors--Dependence Upon Bridge Loans and Investment from United Breweries of America, Inc." If, for any reason, the Investment does not occur, alternative sources of debt financing and/or equity capital would have to be developed. There can be no assurance that such debt financing or capital will be available or, if available, under terms and conditions acceptable to Aviator. Aviator's inability to obtain additional capital would result in a material adverse effect on Aviator's business and results of operations.

    Furthermore, assuming the Investment closes, UCB will be dependent upon the receipt of additional debt or equity financing to sustain operations of the Constituent Corporations until revenues are sufficiently increased and costs controlled to enable them to achieve positive cash flow and profitability. No assurance can be given that additional debt or equity financing will be available on terms acceptable to UCB or at all. Failure to obtain additional financing would have a material adverse effect on the operations and financial condition of the Constituent Corporations, including Aviator. See "Risk Factors-- Capital Requirements."

                                AVIATOR BUSINESS

GENERAL

    Aviator was formed in February 1994 for the purpose of developing and operating one or more breweries in Washington for the production of high quality, handcrafted ales for sale in bottles and draft. Aviator has built a brewery (the "Seattle Brewery") in a leased industrial building in Woodinville, Washington. Woodinville is a city of approximately 6,000 people located 20 miles northeast of Seattle. In recent years, Woodinville has developed a cottage industry of local microbrewers and vintners, including Silver Lake Sparkling Cellars, Paul Thomas Winery, Columbia Winery, Chateau Ste. Michelle Winery, Facelli Winery and Redhook Brewery. See also "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations."

STRATEGY

    Consumers have shown strong support for craft beers brewed in or near their local markets and Aviator believes the appropriate strategy is to develop and protect strong local craft beer brands. The further believes that this strategy can be strengthened through the Constituent Corporations' ability to build a network of breweries each producing their own brand with local appeal while benefiting from operating efficiencies, the decrease in production, marketing and distribution costs and the increase in the ability of the Constituent Corporations to finance growth and provide shareholders with a liquid market for their shares. Once these local brands are established, the Constituent Corporations may expand the distribution of one or more of their beer styles into additional selected markets.

    To implement this new strategy, the Boards of Directors of the Constituent Corporations have elected to consolidate their entities under a single entity, UCB. Furthermore, on January 30, 1997 the Constituent Corporations entered into a definitive investment agreement with UBA for the purpose of funding operations until the consolidation is completed and provide for future growth thereafter.

    Should the proposed Consolidation occur, the Cooperative Brewing Agreements, the Strategic Alliance Agreement and the General Services Agreement will terminate.

PRODUCTION AND PRODUCTS

    The maximum annual production capacity and the current annual brewing capacity of Aviator is 125,000 barrels and 57,000 barrels, respectively. Aviator's Seattle Brewery is designed to brew selected, high quality grains and hops into ales and/or lager beers. The particular beer styles produced by Seattle Brewery are dependent on local taste, climate, ethnic influences and lifestyles. Quality in the ingredients and the brewing process is the primary guiding principle in the development and production of the Seattle Brewery's products. The Seattle Brewery is equipped with a superior and efficient brewhouse that utilizes modern electronic temperature controls in the fermentation and conditioning tanks, and employs a brewmaster experienced in producing high quality microbrewed beer.

    Aviator currently sells the following products under the Aviator brand:
Amber Ale, India Pale Ale, Honey Brown Ale, Hefe Weizen, Porter and a variety of seasonal ales.

DISTRIBUTION

    The Seattle Brewery products are sold to distributors who serve multiple states, including Washington, Oregon, Idaho, Alaska, California, Colorado and Montana. Two distributors, K&L Distributing and Cabo Distributing, accounted for approximately 29 percent and 12 percent, respectively, of the Seattle Brewery's sales in 1996. No other customer accounted for more than 10 percent of the Seattle Brewery's sales in 1996. The loss, without replacement, of either of these distributors could have a material adverse effect on Aviator's business, financial condition and results of operation. See also "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations--Distribution."

REGULATION

    Management believes that Aviator currently has all licenses, permits and approvals necessary for its current operations and is in material compliance with all applicable government regulations. See also "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations-- Regulation and Dram Shop Liability."

TRADEMARKS

    "Aviator" is a registered trademark of Aviator. Aviator has also filed for federal trademark protection for certain of its flavor styles. Aviator's policy is to preserve registration of its marks whenever possible and to oppose vigorously an infringement of its marks.

EMPLOYEES

    At December 31, 1996, Aviator had a total of 10 full time employees. None of Aviator's employees are covered by collective bargaining agreements, there have been no work stoppages and Aviator believes that relations with its employees are adequate.

PROPERTIES

    In October 1995, Aviator opened the Seattle Brewery in a leased industrial building in Woodinville, Washington. Aviator has executed a 20 year lease for the Brewery that runs until August 1, 2015, with the right to renew the lease for two additional terms of ten years each. The leased facility comprises approximately 19,000 square feet and Aviator also has an option on additional adjacent space of approximately 10,000 square feet that is exercisable between years 2 and 5 of the current lease. Aviator has constructed the Brewery with sufficient leasehold improvements to enable it to grow to a maximum annual brewing capacity of 125,000 barrels (current brewing capacity is 57,000 barrels). To reach maximum capacity, additional brewing equipment, fermentation and conditioning tanks must be purchased and installed, and an option to lease additional space adjacent to the Brewery must be exercised. Aviator also has purchased a highspeed Krones bottling line and labeler.

    In addition to its principal facility, Aviator has purchased a 1.3 acre parcel in the Woodinville Tourist District on which it planned to build a specialty draft only brewhouse and pub/restaurant. However, Aviator does not expect to develop this site in the foreseeable future.

    Under its Cooperative Brewing Agreement with Nor'Wester, Nor'Wester has provided at its expense, additional equipment at the Brewery, including fermenting and conditioning tanks, a yeast propagator and a Hop Jack, which was dedicated to the production of Nor'Wester products. The addition of this Nor'Wester owned equipment gives Aviator the capacity to produce up to 23,000 barrels of Nor'Wester beer annually. However, no beer is currently being brewed under the Cooperative Brewing Agreement.

LEGAL PROCEEDINGS

    There are no material pending legal proceedings to which Aviator was a party. From time to time, Aviator becomes involved in ordinary, routine or regulatory legal proceedings incidental to the business of Aviator.

             MARKET PRICE OF AND DIVIDENDS ON AVIATOR COMMON STOCK

    There is no public trading market for Aviator's Common Stock. The approximate number of shareholders of record on December 31, 1996 was 3,494. There were no cash dividends declared or paid in fiscal years 1996 or 1995. Aviator does not anticipate declaring such dividends in the foreseeable future.

    Aviator issued a total of 1,500 unregistered shares of its Common Stock at various times throughout 1996 to its distributors.

                               AVIATOR MANAGEMENT

DIRECTORS

    The names and ages of Aviator's Directors are as follows:

                                                                                                            DIRECTOR
NAME                               AGE                       POSITION(S) WITH AVIATOR                         SINCE
------------------------------     ---     -------------------------------------------------------------  -------------
James W. Bernau...............         43  Chairperson of the Board, President and Secretary                  1994
Dustin Wyant..................         27  Director, Vice President and General Manager                       1996
Jim Gregory...................         47  Director                                                           1995
Howard Lovering...............         59  Director                                                           1995
David McCray..................         40  Director                                                           1995
Bonnie Pladson................         55  Director                                                           1995

    Mr. Bernau has been Chairperson of the Board of Directors, President and Secretary since Aviator's inception in February 1994. Mr. Bernau is also the President and Chairperson of the Board of Directors of five other public companies and has held these positions since the dates indicated: WVV since May 1988, Nor'Wester since December 1992, WVI, Aviator's parent, since December 1993 and two other majority owned subsidiaries of WVI, Bayhawk since February 1994 and Mile High since June 1994. Mr. Bernau also serves as one of the three Managers of the North Country Joint Venture LLC, a wholly owned subsidiary of Nor'Wester. Mr. Bernau began this alliance of consumer/investor owned companies by first co-founding WVV in 1988 with Donald Voorhies. From 1981 to September 1989, Mr. Bernau was Director of the Oregon Chapter of the National Federation of Independent Businesses (NFIB), an association of 15,000 independent businesses in Oregon. While at NFIB, his responsibilities primarily involved communicating with association members and lobbying the Oregon state legislature regarding issues impacting the members.

    Mr. Wyant has served as Director since 1996 and as Vice President and General Manager since 1995. From January 1994 to January 1995, Mr. Wyant served as Retail Manager for Nor'Wester and WVV.

During 1993, Mr. Wyant was an independent sales representative for WVV. From 1990 to 1992, Mr. Wyant was obtaining his commerce degree at the University of Virginia and Bath University in England.

    Mr. Gregory has served as a Director of Aviator since June 1995. Since December 1995, Mr. Gregory has served as a manager of Contra Costa Newspapers, Inc., a group of San Francisco Bay Area newspapers owned by KnightRidder Corporation. From January 1994 to December 1995, Mr. Gregory was senior partner of JG Associates, a business he established to provide marketing and management consulting services. From 1982 to January 1994, Mr. Gregory was Director of Marketing and Circulation for THE HERALD, a daily circulation newspaper in Everett, Washington.

    Mr. Lovering has served as a Director of Aviator since June 1995. Since January 1992, Mr. Lovering has been the owner and president of LOGIC Incorporated, a museum and visitor attraction consulting company. From 1977 to 1991, Mr. Lovering was the Executive Director of the Museum of Flight Foundation in Seattle, Washington.

    Mr. McCray has served as a Director of Aviator since June 1995. From 1984 through January 1996, Mr. McCray was vice president and Chief Financial Officer of Larry's Markets, Inc., a Seattle based supermarket chain. Currently, Mr. McCray is a Director of Finance and Management Information Systems for West Coast Paper Corporation. Mr. McCray is a certified public accountant and a certified management accountant.

    Ms. Pladson has served as a Director of Aviator since June 1995. Since August 1995, Ms. Pladson, a lawyer, has been a Senior Trust Officer with Safeco Trust in Seattle, Washington. Prior to joining Safeco, Ms. Pladson spent six years as a Vice President with Laird, Norton Trust. Ms. Pladson is an active Board Member of the Bellevue Community college Foundation, Chairperson of the Bellevue Arts Commission and a member of the Washington State Bar Association.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

    The names, ages and positions of Aviator's executive officers are as follows:

NAME                                AGE                            POSITION(S) WITH AVIATOR                          SINCE
------------------------------      ---      --------------------------------------------------------------------  ---------
James W. Bernau...............          43   Chairman of the Board, President and Secretary                             1994

Dustin Wyant..................          27   Director, Vice President and General Manager                               1995

Traye Veillon.................          26   Lead Brewer                                                                1997

    For information on the business background of Messrs. Bernau and Wyant see "Directors" above.

    Mr. Veillon became Lead Brewer for Aviator in 1997. From 1995 to 1996, Mr. Veillon was assistant brewer at Mile High. In 1995, Mr. Veillon received a BA in Chemistry from Metro State College of Denver and earned his BS in Biology from Colorado Christian University in 1993.

COMMITTEES OF THE BOARD

    During 1996, the Board of Directors held three meetings and acted by unanimous written consent on numerous occasions. In June 1995, Aviator established an Audit Committee, a Compensation Committee and an Affiliated Transactions Committee. The Audit Committee, comprised of Mr. McCray and Ms. Pladson, oversees actions taken by Aviator's independent auditors and reviews Aviator's internal audit controls. The Compensation Committee, comprised of Mr. Gregory, reviews the compensation levels of Aviator's employees and makes recommendations to the Board of Directors regarding changes in compensation. The Affiliated Transactions Committee, comprised of Mr. McCray and Ms. Pladson, reviews the appropriateness of all transactions between Aviator and any affiliate and oversees the activities of the Alliance's Executive Committee. During 1996, Mr. William Gates served on the Audit, Compensation and Affiliated Transactions Committees. Mr. Gates resigned from the Aviator Board effective

October 23, 1996. Aviator does not have a nominating committee. They are no family relationships between any of the executive officers and directors.

ATTENDANCE AT MEETINGS

    During 1996, there were no members of the Board of Directors who attended fewer than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, for the fiscal year ended December 31, 1996, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements.

                         AVIATOR EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation awarded to, earned by or paid to Aviator's Chief Executive Officer and other executive officers of Aviator whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal years 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                                   ANNUAL COMPENSATION
                                                                                                 ------------------------
NAME AND PRINCIPAL POSITION(A)        YEAR                         EMPLOYER                       SALARY($)    BONUS($)
----------------------------------  ---------  ------------------------------------------------  -----------  -----------
James W. Bernau(B)................       1996  Aviator Ales, Inc.                                     4,661

  Chairperson of the Board,              1996  All affiliated and companies except Aviator           88,551
    President Secretary                         Ales, Inc.

                                         1995  Aviator Ales, Inc.                                     2,640

                                         1995  All affiliated companies except Aviator Ales,         93,360       10,882
                                                Inc.

------------------------

(A) Other than Mr. Bernau, no other individuals earned more than $100,000 in 1996, 1995 or 1994.

(B) Mr. Bernau serves as the President of Aviator, WVI, Nor'Wester, Bayhawk, Mile High and North Country. Each of these companies pays a pro rata portion of Mr. Bernau's monthly salary based on the amount of time which Mr. Bernau has devoted to the respective company's business in that month.

STOCK OPTION GRANTS

    No stock options were granted to Mr. Bernau during 1996.

OPTION EXERCISES AND HOLDINGS

    No options were exercised by Mr. Bernau during 1996 and no options are held by Mr. Bernau at December 31, 1996.

COMPENSATION OF DIRECTORS OF AVIATOR

    Directors of Aviator are not compensated for acting in such capacity.

                              CERTAIN TRANSACTIONS

GENERAL

    Each of Nor'Wester, WVI, Bayhawk and Mile High is affiliated with Aviator in that James W. Bernau, Aviator's founder, President and Chairperson of the Board of Directors, is also President and Chairperson of the Board of Directors of each such affiliated company. Mr. Bernau is also a significant equity owner of each affiliated company either directly, as in the case of Nor'Wester, in which Mr. Bernau owns approximately 25% of the outstanding capital stock, or indirectly through his controlling interest in WVI (62%), which in turn owns a controlling interest in each of Aviator (51%), Bayhawk (57%) and Mile High (51%). As a result of certain arrangements between Aviator and its affiliates, as well as Mr. Bernau's positions and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and the allocation of Aviator's President's time.

LOANS, ADVANCES AND SERVICES FROM AFFILIATES

    LOANS AND ADVANCES FROM NOR'WESTER AND WVI. In 1995 and 1996, Nor'Wester loaned or advanced $350,000 to Aviator for working capital needs and for the purchase of brewing ingredients and raw materials to brew Nor'Wester beer under Aviator's Cooperative Brewing Agreement with Nor'Wester entered into as part of the Alliance. For a description of the purposes of the Alliance and the terms of the Cooperative Brewing Agreement see "General Description of the Craft Brewing Industry and the Business of the Constituent Corporations--The Strategic Alliance." In 1996, WVI advanced $240,000 to Aviator, a majority owned subsidiary of WVI, to purchase capital assets and support the working capital needs of Aviator's brewery. Each of these loans and advances are unsecured and do not bear interest.

    ADVANCES AND SERVICES FROM WVI, WVV AND NOR'WESTER. In 1995 and 1996, WVI and WVV paid certain bills on behalf of Aviator and provided Aviator with certain accounting, marketing and administrative services. Further, in 1995 and 1996, in support of the creation and development of the Alliance, Nor'Wester paid certain bills on behalf of Aviator and provided Aviator with services under the General Services Agreement entered into as part of the Alliance. For a description of the General Services Agreement see "General Description of the Craft Brewing Industry and the Business of the Constituent Corporations--The Strategic Alliance."

    PAYMENTS TO AFFILIATES. During 1995, Aviator paid WVI, WVV and Nor'Wester $18,056, $12,500 and $9,107, respectively, in payment of the above-described loans, advances and services. During the quarter ended March 31, 1997 and during 1996, Aviator paid WVI $0 and $3,124, respectively, in payment of the above-described loans, advances and services.

    STRATEGIC ALLIANCE. In January 1996, Aviator established the Alliance with WVI, Mile High, Bayhawk and Nor'Wester the purpose and terms of which are more fully described in "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations--The Strategic Alliance." During 1996 Aviator was charged by Nor'Wester and WVI $52,550 and $55,125, respectively, for services under the General Services Agreement of the Alliance and was charged $13,842 by Nor' Wester for such services for the quarter ended March 31, 1997.

    AMOUNTS OWED TO AFFILIATES. As a result of the above-described transactions, at March 31, 1997, Aviator owed $276,513 to WVI, $34,910 to WVV, and $629,857 to Nor'Wester. These amounts are unsecured, do not bear interest, are payable on demand by WVI, WVV and Nor'Wester, as the case may be, and are reflected as "payables to parent and affiliated companies" on Aviator's balance sheet.

ARMS-LENGTH TRANSACTIONS

    Aviator believes that the Alliance and the transactions set forth above were made on terms no less favorable to Aviator than could have been obtained from unaffiliated third parties. All future transactions between Aviator and its officers, directors, principal shareholders and affiliates will be approved by a majority of the independent outside members of Aviator's Board of Directors who do not have an interest in the transactions, and will be on terms no less favorable to Aviator than could be obtained from unaffiliated third parties.

                         AVIATOR PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information regarding the beneficial ownership of Common Stock of Aviator as of February 28, 1997 as to (i) each person who is known by Aviator to own beneficially 5%or more of the outstanding shares of Common Stock, (ii) each Director of Aviator, (iii) each of the executive officers named in the Summary Compensation Table above and (iv) all Directors and executive officers as a group. Except as otherwise noted, Aviator believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                                                                COMMON STOCK
                                                                                         --------------------------
                                                                                           SHARES      APPROXIMATE
                                                                                         BENEFICIALLY  PERCENTAGE
NAME AND ADDRESS                                                                          OWNED(1)        OWNED
---------------------------------------------------------------------------------------  -----------  -------------
Willamette Valley, Inc. ...............................................................   2,715,584          50.9%
  Microbreweries Across America
  66 SE Morrison Street
  Portland, Oregon97214

James W. Bernau (2) ...................................................................   2,715,584          50.9%
  66 SE Morrison Street
  Portland, Oregon97214

Dustin Wyant (3) ......................................................................      20,000         *
  14316 NE 203rd Street
  Woodinville, Washington 98072

James G. Gregory ......................................................................       3,000         *
  18944 Mount Lassen Drive
  Castro Valley, California 94552

David M. McCray .......................................................................       1,000         *
  6815 Ripley Lane North
  Renton, Washington 98056

Bonnie A. Pladson .....................................................................         450         *
  15429 SE 47th Place
  Bellevue, Washington 98006

Howard Lovering .......................................................................      --             *
  4615 NE 54th Street
  Seattle, Washington98105

All Directors and executive officers as a group (5 persons) (3)........................   2,740,034          51.2%

------------------------

*   Less than 1%

(1) Applicable percentage of ownership is based on 5,331,775 shares of Aviator's Common Stock outstanding as of February 28, 1997 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares. Shares of Aviator Common

    Stock subject to options or warrants currently exercisable or exercisable within 60 days after February 28, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) Mr. Bernau is deemed to be the beneficial owner of all of the 2,715,584 shares of Aviator's Common Stock owned by WVI as a result of his ownership of approximately 62 percent of the outstanding Common Stock of WVI. Mr. Bernau does not own any shares of Aviator's Common Stock directly.

(3) Includes 20,000 shares subject to options granted pursuant to Aviator's 1994 Stock Incentive Plan and exercisable within 60 days of February 28, 1997.

                         ELECTION OF AVIATOR DIRECTORS

    The persons named below are nominees for director to serve until the next annual meeting of shareholders or until their successors are elected and qualified; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated. Directors are elected to serve for a term of one year and until a successor shall have been chosen and qualified.

    In the absence of instructions to the contrary, shares of Aviator Common Stock represented by the proxy will be voted and the proxies will vote FOR the election of all such nominees to the Board of Directors. If any of such persons is unable or unwilling to be a candidate for the office of director at the dates of the Aviator Annual Meeting, or any adjournment thereof, the proxies will vote FOR such substitute nominee as shall be designated by the proxies. The management of Aviator has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                                  PRINCIPAL OCCUPATION OR                     SERVED AS
NOMINEES FOR DIRECTOR                    AGE                    POSITION HELD WITH AVIATOR                 DIRECTOR SINCE
-----------------------------------      ---      -------------------------------------------------------  ---------------
James W. Bernau....................          43   Chairman of the Board, President and Secretary                   1994
Dustin Wyant.......................          27   Director, Vice President and General Manager                     1996
Jim Gregory........................          47   Director                                                         1995
Howard Lovering....................          59   Director                                                         1995
David McCray.......................          40   Director                                                         1995
Bonnie Pladson.....................          55   Director                                                         1995

    For certain biographical information regarding the directors of Aviator and certain information regarding committees of the Board of Directors and director compensation, see "Aviator Management" and "Aviator Executive Compensation."

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Aviator Board has selected Price Waterhouse LLP to serve as independent public accountants for Aviator for the fiscal year ending December 31, 1997. The Aviator Board considers Price Waterhouse LLP to be eminently qualified.

    Although it is not required to do so, the Aviator Board is submitting its selection of the Aviator public accountants for ratification at the Aviator Annual Meeting, in order to ascertain the views of shareholders regarding such selection. If the selection is not ratified, the Aviator Board will reconsider its selection.

    The Aviator Board recommends that stockholders vote FOR ratification of the selection of Price Waterhouse LLP to examine the financial statements of Aviator for Aviator's financial year ending December 31, 1997. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed therein.

    A representative of Price Waterhouse LLP will be present at the Aviator Annual Meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                     BAYHAWK SELECTED FINANCIAL INFORMATION

    The following selected financial information should be read in conjunction with Bayhawk's Consolidated Financial Statements and notes thereto and "Bayhawk Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Proxy Statement/Prospectus. The selected financial information presented below have been derived from the Bayhawk's financial statements. The financial statements as of December 31, 1995 and December 31, 1996 and for each of the two years in the period ended December 31, 1996 and for the period from inception (February 14, 1994) to December 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, whose report on those periods is included elsewhere herein. The balance sheet data as of December 31, 1994 is derived from audited financial statements not included herein. The financial statements as of and for the three months ended March 31, 1997 and March 31, 1996 are included herein and have not been audited. In the opinion of management, the interim financial statements reflect all adjustments, consisting of only normal recurring items which are necessary for a fair presentation for the interim periods presented.

                                          THREE MONTHS ENDED
                                              MARCH 31,             YEAR ENDED DECEMBER 31,    FEBRUARY 14, 1994
                                     ----------------------------  --------------------------    (INCEPTION) TO
                                         1997           1996           1996          1995      DECEMBER 31, 1994
                                     ------------  --------------  ------------  ------------  ------------------
                                             (UNAUDITED)
OPERATING RESULTS:
Net revenues.......................  $     87,201  $       51,066  $    419,938  $    163,167    $            0
Cost of goods sold.................        88,110          93,834       364,450       229,856                 0
Selling, general and
  administrative...................        60,598          66,646       339,766       418,661            94,976
Other income (expense), net........           207          (1,582)       (7,264)        8,298               677
Net loss...........................       (61,300)       (110,996)     (291,542)     (477,052)          (94,299)
Net loss per share.................  $      (0.03) $        (0.05) $      (0.13) $      (0.28)   $        (0.08)
Weighted average shares
  outstanding......................     2,200,814       2,205,844     2,200,814     1,709,513        (1,249,811)

BALANCE SHEET DATA (AT PERIOD END):
Working capital (deficit)..........  $   (283,995) $      189,121  $   (235,508) $    292,711    $     (949,456)
Total assets.......................       901,979       1,170,052       931,793     1,261,648           994,342
Long-term obligations..............             0         321,000             0       321,000                 0
Deficit accumulated during
  development stage................      (924,193)       (682,347)     (862,893)     (571,351)          (94,299)
Shareholders' equity...............       505,990         739,663       567,290       854,922             5,701

                BAYHAWK MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD-LOOKING STATEMENTS

    This Management's Discussion and Analysis of Financial Condition and Results of Operations and other sections of this Proxy Statement/Prospectus contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are based on current expectations, estimates and projections about Bayhawk's business, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including, but not limited to, availability of financing for operations, successful performance of internal operations, impact of competition, changes in distributor relationship or performance, successful completion of the planned consolidation of the Affiliated Companies, and other risks detailed below as well as those discussed elsewhere in this Proxy Statement/Prospectus and from time to time in Bayhawk's Securities and Exchange Commission filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic economic conditions.

RESULTS OF OPERATIONS

    The following table reflects selected data from Bayhawk's statements of operations stated as a percentage of net revenues:

                                                            YEAR ENDED        THREE MONTHS ENDED
                                                           DECEMBER 31,            MARCH 31,
                                                       --------------------  ---------------------
                                                         1996       1995       1997        1996
                                                       ---------  ---------  ---------  ----------
Gross revenues.......................................      109.9%     110.1%     106.3%      109.5%
Less excise taxes....................................        9.9       10.1        6.3         9.5
                                                       ---------  ---------  ---------  ----------
Net revenues.........................................      100.0      100.0      100.0       100.0
Cost of goods sold...................................       86.8      140.9      101.0       183.8
Selling, general and administrative expenses.........       80.9      256.6       69.5       130.5
                                                       ---------  ---------  ---------  ----------
Operating loss.......................................      (67.7)    (297.5)     (70.5)     (214.3)
                                                       ---------  ---------  ---------  ----------
Loss before income taxes.............................      (69.4)    (292.4)     (70.3)     (217.4)
                                                       ---------  ---------  ---------  ----------
Net loss.............................................      (69.4)%    (292.4)%     (70.3)%     (217.4)%
                                                       ---------  ---------  ---------  ----------
                                                       ---------  ---------  ---------  ----------

THREE MONTHS ENDED MARCH 31, 1997 COMPARED TO THREE MONTHS ENDED MARCH 31, 1996

    GROSS REVENUES. Gross revenues from beer and retail products totaled $92,652 for the quarter ended March 31, 1997 and $55,928 for the quarter ended March 31, 1996, an increase of 66%. The increase in revenues is primarily a result of increased share in Southern and Northern California beer markets. This increase in sales, however, is not sufficient for Bayhawk to become self-sustaining in the near term.

    Bayhawk's brewery currently has an annual production capacity of 10,000 barrels. Bayhawk sold 745 barrels and 602 barrels during the quarter ended March 31, 1997 and 1996 respectively.

    EXCISE TAXES. Excise taxes were $5,451 (5.9% of gross revenues) for the three months ended March 31, 1997 compared to $4,862 (8.7% of gross revenues) for the same period in 1996.

    COST OF REVENUES. Cost of revenues totaled $88,110 (101% of net revenues) for the quarter ended March 31, 1997 compared to $93,834 (184% of net revenues) for the quarter ended March 31, 1996. The high cost of goods sold as a percentage of net revenues for each of the respective quarters is due primarily to the disproportionate cost of production for goods sold during periods when the facility was operating at less than its maximum designed capacity.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative ("SG&A") expenses decreased to $60,598 (69% of net revenues) for the quarter ended March 31, 1997 from $66,646 (130% of net revenues) for the quarter ended March 31, 1996. The decrease in SG&A expense is primarily attributable to cost cutting measures designed to lower selling, general and administrative expenses in light of continued operating losses.

1996 COMPARED TO 1995

    GROSS REVENUES. Bayhawk began brewing beer in January 1995, with gross revenues from beer and retail products totaling $461,549 for the year ended December 31, 1996 and $179,592 for the year ended December 31, 1995. The increase is primarily attributable to the sale of $34,000 of Nor'Wester brand beer under the Cooperative Brewing Agreement and increased market share throughout Southern and Northern California. In July, however, Nor'Wester suspended brewing under the Cooperative Brewing Agreement with Bayhawk as the brewing capacity for Nor'Wester brand beer on draft was not needed and is not expected to be needed in the near future. Cooperative brewing of Nor'Wester brand beers accounted for 17 percent of Bayhawk's total revenues for 1996.

    Bayhawk's facility has a current annual production capacity of 10,000 barrels and sold 3,658 barrels and 1,360 barrels during 1996 and 1995, respectively.

    EXCISE TAXES. Excise taxes increased to $41,611 (9 percent of gross revenues) for the year ended December 31, 1996 from $16,425 (9 percent of gross revenues) for the year ended December 31, 1995, due to higher sales volume.

    COST OF GOODS SOLD. Cost of goods sold totaled $364,450 (87 percent of net revenues) for the year ended December 31, 1996 compared to $229,856 (141 percent of net revenues) for the year ended December 31, 1995. While decreasing in 1996, the cost of goods sold percentage continues to reflect the disproportionate cost of production for goods sold during a period when the facility was operating at less than its maximum designed capacity. In addition, lower margins were achieved on products produced and sold under the Cooperative Brewing Agreement than on Bayhawk's own products.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative ("SG&A") expenses decreased to $339,766 (81 percent of net revenues) for the year ended December 31, 1996 from $418,661 (257 percent of net revenues) for the year ended December 31, 1995. SG&A expenses reflect operating management and administrative services provided by Bayhawk's parent, WVI, as well as direct charges such as the general manager's salary and advertising expenses. The decrease in SG&A expenses is primarily attributable to higher costs incurred during the first months of Bayhawk's operations in early 1995. Bayhawk has restructured sales related compensation, implemented expense controls and reduced staff in an effort to reduce SG&A expenses.

    NET LOSS. Net loss decreased to $291,542 for the year ended December 31, 1996 from $477,052 for the year ended December 31, 1995 as a result of the individual line items discussed above.

LIQUIDITY AND CAPITAL RESOURCES

    Bayhawk had cash and cash equivalents at March 31, 1997, December 31, 1996 and December 31, 1995 of $20,843, $40,954 and $302,247, respectively. Changes in cash and cash equivalents for the quarter ended March 31, 1997 primarily consisted of cash used in operating activities of $32,718 offset by borrowings from affiliates of $12,607. Changes in cash and cash equivalents for the year ended December 31, 1996 are due primarily to cash used in operating activities of $219,683, purchases of brewing equipment of $25,996 and repayments of $69,409 of loans from affiliates, offset by proceeds on sales of capital assets of $53,795.

    Bayhawk's working capital (deficit) at March 31, 1997, December 31, 1996 and December 31, 1995 was ($283,955), ($235,508) and $292,711, respectively. At
March 31, 1997, December 31, 1996 and December 31, 1995 the current ratio was
 .28:1, .35:1 and 4.4:1, respectively.

    Accounts payable at March 31, 1997, December 31, 1996 and December 31, 1995 were $39,844, $36,798 and $9,249, respectively.

    At March 31, 1997, Bayhawk had payables to WVI and to other affiliated companies of $304,193 which accounts for 77% of Bayhawk's current liabilities. The payables to affiliates consist primarily of advances by WVI to construct Bayhawk's brewery. Management expects that the payables to affiliates will be eliminated upon completion of the Consolidation.

    On November 30, 1995, Bayhawk issued a note to WVI for the balance of funds loaned by WVI to construct, equip and operate Bayhawk's brewery. The note, which had a principal balance of $250,188 at December 31, 1996, and bears interest at 8 percent per annum is secured by all of Bayhawk's assets. The terms of the note provide that payments of principal and interest are payable in monthly installments of $4,600 with a balloon payment of the remaining balance due on December 31, 1999. Because of the Consolidation, management does not expect to repay the loan or advances. Instead, the loan and advances are being considered in determining the purchase price and stock conversion ratios being used in the Consolidation.

    Bayhawk requires significant capital to continue its operations. However, Bayhawk has very little capital resources, has insufficient operating results to obtain a bank line of credit and WVI, Bayhawk's parent, does not currently have adequate resources to support Bayhawk's operations. Bayhawk's management believes that current working capital together with projected income from operations is not sufficient to meet the cash needs of Bayhawk's operating subsidiaries through the end of 1997. Bayhawk's independent accountants expressed substantial doubt as to Bayhawk's ability to continue as a going concern in their report on Bayhawk's 1996 consolidated financial statements.

    To address recent losses and the need for working capital, Bayhawk and its parent, WVI, have developed and are in the process of implementing plans designed to sustain operations until profitability is reached. In particular, Bayhawk has taken steps to: (i) implement a more focused marketing and sales plan designed to increase sales on a regional basis; (ii) significantly reduce or eliminate cooperative brewing arrangements with affiliates which proved to be inefficient and costly; (iii) negotiate with past-due creditors for extended terms and payment plans and to allow for the possibility of obtaining debt financing; (iv) hire and retain highly qualified employees familiar with the brewing industry; (v) use bridge loans from UBA to fund operations until the Investment closes; and (vi) sell duplicate and/or unutilized assets created by the Consolidation for cash.

    While management believes these plans will sustain Bayhawk's operations through December 31, 1997, no assurance can be given that these plans will provide the necessary revenue and profits to sustain Bayhawk's through that period. Bayhawk is highly dependent upon the receipt of additional amounts from UBA under the bridge loan and closing of the Investment. For a description of the general terms and conditions of the bridge loan from UBA see "Ancillary Agreements--UBA Bridge Loan Credit Agreement and Related Documents." No assurance can be given that UBA will loan Bayhawk further amounts under the bridge loan or that the Investment will close. See "Risk Factors--Dependence Upon Bridge Loans and Investment from United Breweries of America, Inc." If, for any reason, the Investment does not occur, alternative sources of debt financing and/or equity capital would have to be developed. There can be no assurance that such debt financing or capital will be available or, if available, under terms and conditions acceptable to Bayhawk. Bayhawk's inability to obtain additional capital would result in a material adverse effect on Bayhawk's business and results of operations.

    Furthermore, assuming the Investment closes, UCB will be dependent upon the receipt of additional debt or equity financing to sustain operations of the Constituent Corporations until revenues are sufficiently increased and costs controlled to enable them to achieve positive cash flow and profitability. No assurance can be given that additional debt or equity financing will be available on terms acceptable to UCB or at all. Failure to obtain additional financing would have a material adverse effect on the operations and financial condition of the Constituent Corporations, including Bayhawk. See "Risk Factors -- Capital Requirements."

                                BAYHAWK BUSINESS

GENERAL

    Bayhawk was formed in February 1994 for the purpose of developing and operating one or more breweries in California for the production of high quality, handcrafted ales for sale in bottle and draft. Bayhawk has built a 17 barrel showcase brewery (the "Southern California Brewery") in a leased building next to McCormick & Schmick's Seafood Restaurant in Irvine, California.

    The Southern California Brewery, located in the central business district of Irvine, near John Wayne International Airport, began brewing beer in January 1995. Irvine is south of Los Angeles and is adjacent to Newport Beach. It is a suburban city of the greater Los Angeles metropolitan area and the location of numerous businesses. The Los Angeles metropolitan area is the largest single market for beer in the United States. See also "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations."

STRATEGY

    Consumers have shown strong support for craft beers brewed in or near their local markets and Bayhawk believes the appropriate strategy is to develop and protect strong local craft beer brands. Bayhawk further believes that this strategy can be strengthened through the Constituent Corporations' ability to build a network of breweries each producing their own brand with local appeal while benefiting from operating efficiencies, the decrease in production, marketing and distribution costs and the increase in the ability of the Constituent Corporations to finance growth and provide shareholders with a liquid market for their shares. Once these local brands are established, the Constituent Corporations may expand the distribution of one or more of their beer styles into additional selected markets.

    To implement this new strategy, the Boards of Directors of the Constituent Corporations have elected to consolidate their entities under a single entity, UCB. Furthermore, on January 30, 1997 the Constituent Corporations entered into a definitive investment agreement with UBA for the purpose of funding operations until the consolidation is completed and provide for future growth thereafter.

    Should the proposed consolidation occur, the Cooperative Brewing Agreements, the Strategic Alliance Agreement and the General Services Agreement will terminate.

PRODUCTS

    Bayhawk's Southern California Brewery is designed to brew selected, high quality grains and hops into ales and/or lager beers. The particular beer styles produced by the Southern California Brewery are dependent on local taste, climate, ethnic influences and lifestyles. Quality in the ingredients and the brewing process is the primary guiding principle in the development and production of the Southern California Brewery products. The Southern California Brewery is equipped with an efficient brewhouse that utilizes modern electronic temperature controls in the fermentation and conditioning tanks, and employs a brewmaster experienced in producing high quality microbrewed beer. Bayhawk produces draft beer only since the Southern California Brewery does not have sufficient space to house a bottling line.

    Bayhawk currently sells the following products: Honey Blond, Amber Ale, California Cerveza, Hefe Weizen and Chocolate Porter.

DISTRIBUTION

    One of Bayhawk's distributors, Young's Market, accounted for approximately 94 percent of Bayhawk's sales (excluding cooperatively brewed beer) in 1996. The loss, without replacement, of this distributor could have a material adverse effect on Bayhawk's business, financial condition and results of operation.

See also "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations--Distribution."

RESEARCH AND DEVELOPMENT

    To meet varying consumer style and flavor preferences, Bayhawk continually engages in the development and testing of new products. Bayhawk pilot brews small batches of new products for sampling at the Southern California Brewery, as well as in community tastings. Bayhawk also performs numerous tastings and surveys with its distributors and consumers on beer styles and brand imagery.

REGULATION

    Management believes that Bayhawk currently has all licenses, permits and approvals necessary for its current operations and is in material compliance with all applicable government regulations. See also, "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations-- Regulation and Dram Shop Liability."

TRADEMARKS

    Bayhawk has filed for Federal trademark protection for its brand name "Bayhawk-TM-" and has also filed for trademark protection on certain of its flavor styles which include, but are not limited to "Honey Blonde-TM-". Bayhawk's policy is to preserve registration of its marks whenever possible and to oppose vigorously an infringement of its marks.

EMPLOYEES

    At December 31, 1996, Bayhawk had a total of 5 full time and 1 part time employees. None of Bayhawk's employees are covered by collective bargaining agreements, there have been no work stoppages and Bayhawk believes that relations with its employees are adequate.

PROPERTIES

    The Southern California Brewery of Bayhawk is located in an approximately 2,000 square foot leased facility adjacent to the McCormick & Schmick's Seafood Restaurant in Irvine, California. The lease for the Southern California Brewery expires January 2010, with the right to renew the lease for two additional terms of five years each. The Southern California Brewery includes a 17 barrel brewhouse and has a current annual production capacity of 10,000 barrels. Due to space limitations, the annual production capacity of the Southern California Brewery cannot be increased beyond 10,000 barrels.

LEGAL PROCEEDINGS

    There are no material pending legal proceedings to which Bayhawk was a party. From time to time, Bayhawk becomes involved in ordinary, routine or regulatory legal proceedings incidental to the business of Bayhawk.

             MARKET PRICE OF AND DIVIDENDS ON BAYHAWK COMMON STOCK

    There is no public trading market for Bayhawk's Common Stock. The approximate number of shareholders of record on December 31, 1996 was 1,268. There were no cash dividends declared or paid in fiscal years 1996 or 1995. Bayhawk does not anticipate declaring such dividends in the foreseeable future.

    There were no sales of unregistered securities by Bayhawk during the year ended December 31, 1996.

                               BAYHAWK MANAGEMENT

DIRECTORS

    The names and ages of Bayhawk's Directors are as follows:

NAME                                                    AGE              POSITION(S) WITH BAYHAWK          DIRECTOR SINCE
--------------------------------------------------      ---      ----------------------------------------  ---------------
James W. Bernau...................................          43   Chairperson of the Board of Directors,            1994
                                                                   President and Secretary
David Voorhies....................................          46   Director, Vice President and General              1996
                                                                   Manager
Jim Moreland......................................          50   Director                                          1996
Roy Roberson......................................          35   Director                                          1996
Donald Voorhies...................................          73   Director                                          1996
Pete Wachob.......................................          49   Director                                          1996
Karl J. Zappa.....................................          38   Director                                          1996

    Mr. Bernau has been Chairperson of the Board of Directors, President and Secretary since Bayhawk's inception in February 1994. Mr. Bernau is also the President and Chairperson of the Board of Directors of five other public companies and has held these positions since the dates indicated: Willamette Valley Vineyards, Inc. ("WVV") since May 1988, Nor'Wester since December 1992, WVI, Bayhawk's parent, since December 1993 and two other majority owned subsidiaries of WVI, Aviator since February 1994 and Mile High since June 1994. Mr. Bernau also serves as one of the three Managers of the North Country Joint Venture LLC, a wholly owned subsidiary of Nor'Wester. Mr. Bernau began this alliance of consumer/ investor owned companies by first co-founding WVV in 1988 with Donald Voorhies. From 1981 to September 1989, Mr. Bernau was Director of the Oregon Chapter of the National Federation of Independent Businesses (NFIB), an association of 15,000 independent businesses in Oregon. While at NFIB, his responsibilities primarily involved communicating with association members and lobbying the Oregon state legislature regarding issues impacting the members.

    Mr. David Voorhies joined Bayhawk in January 1995 and serves as its Vice President and General Manager. Mr. Voorhies is also the Regional Leader for the Alliance Members, responsible for sales of Alliance Members' products in the Southwest Region. Prior to joining the, Mr. Voorhies spent 22 years as a civil engineer managing the design and construction of numerous complex building projects for organizations such as Honeywell, Johnson Controls and the Washington Public Power Supply System, among others. From April 1990 to December 1994, Mr. Voorhies served as Project Manager for Creegan and D'Angelo Consulting Engineers, a design project management consulting firm based in Fairfield, California. In addition to bringing significant management experience to the, Mr. Voorhies has been a home brewer for over 5 years. Mr. Voorhies received his B.S. in Civil Engineering from Washington State University. He is a registered professional engineer in both California and Washington.

    Mr. Moreland is the Director of Quality for Wacker Siltronic Corporation, a German-owned manufacturer of silicon wafers. Since joining Wacker Siltronic in 1978, he has had numerous responsibilities including positions in Quality Assurance, Process Engineering, Development, Applications Engineering and Material Characterization. Mr. Moreland holds a Ph.D. in Chemistry from the University of California, Irvine. Mr. Moreland currently serves on the Board of Directors of The Oregon Quality Initiative Inc., a nonprofit organization dedicated to promoting quality practices in Oregon businesses.

    Mr. Roberson is the owner of EKOTek, an engineering consulting firm he founded in 1994. Prior to that time, Mr. Roberson was a civil engineer involved in commercial and residential development for 15 years.

    Mr. Donald Voorhies has served as a Vice President and a Director of Willamette Valley Vineyards, Inc. since its inception in 1988. Mr. Voorhies has also served as a member of the Board of Directors of

Nor'Wester Brewing since 1993. From 1981 to 1995, Mr. Voorhies owned and operated a 30-acre vineyard, Salem Hills Vineyard, which he developed from raw land purchased in 1981. Prior to his retirement in 1983, Mr. Voorhies was employed by General Electric as Sales Manager of the Lighting Products Division for the Pacific Northwest Region. Mr. Voorhies holds a B.S. in Electrical Engineering from University of California at Berkeley. Mr. Voorhies currently serves as a liaison between the Oregon Wine Growers Association and the Oregon Wine Advisory Board.

    Mr. Wachob has served as the Chief Financial Officer of a group of companies in computer related industries, Compel Corp., Data Processing Air Corp., Damac Products and Landau Electronics, since 1992. From 1989 to 1991, Mr. Wachob was the Vice President of Finance for Voit Enterprises Peregrine Industries, Inc., a development stage company that ceased operation in 1992 after acquiring the technology to produce semi-automatic handguns and rifles. Mr. Wachob has a Bachelor's Degree in Accounting from the University of Southern California and has been a CPA in the state of California since 1975.

    Mr. Zappa is currently a senior loan officer with Cochran Investment Corporation. Prior to taking that position in 1994, Mr. Zappa was President and CEO of United Funding Financial Group, Inc. for eleven years and he continues to serve on the Board of Directors of that company.

OFFICERS AND SIGNIFICANT EMPLOYEES

    The names, ages and positions of Bayhawk's executive officers and significant employees are as follows:

NAME                                                    AGE              POSITION(S) WITH BAYHAWK          DIRECTOR SINCE
--------------------------------------------------      ---      ----------------------------------------  ---------------
James W. Bernau...................................          43   Chairperson of the Board of Directors,            1994
                                                                   President and Secretary
David Voorhies....................................          46   Director, Vice President and General              1995
                                                                   Manager

    For information on the business background of Messrs. Bernau and Voorhies, see "Directors" above.

COMMITTEES OF THE BOARD

    During 1996, the Board of Directors held four meetings and acted by unanimous written consent on numerous occasions. Bayhawk does not have an audit committee, compensation committee or a nominating committee. They are no family relationships between any of the executive officers and directors.

ATTENDANCE AT MEETINGS

    During 1996, there were no members of the Board of Directors who attended fewer than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, for the fiscal year ended December 31, 1996, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements.

                         BAYHAWK EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation awarded to, earned by or paid to Bayhawk's Chief Executive Officer and other executive officers of Bayhawk whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal years 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                                   ANNUAL COMPENSATION
                                                                                                 ------------------------
NAME AND PRINCIPAL POSITION (A)                          YEAR               EMPLOYER              SALARY($)    BONUS($)
-----------------------------------------------------  ---------  -----------------------------  -----------  -----------
James W. Bernau(B) ..................................       1996  Bayhawk Ales, Inc.                  2,796
  Chairperson of                                            1996  All affiliated companies           90,416
  the Board, President                                            except Bayhawk Ales, Inc.
  and Secretary

                                                            1995  Bayhawk Ales, Inc.                  1,760
                                                            1995  All affiliated companies           94,240       10,882
                                                                  except Bayhawk Ales, Inc.

                                                            1994  Bayhawk Ales, Inc.                  2,320       10,000
                                                            1994  All affiliated companies           81,180       25,185
                                                                  except Bayhawk Ales, Inc.

------------------------

(A) Other than Mr. Bernau, no other individuals earned more than $100,000 in 1996, 1995 or 1994.

(B) Mr. Bernau serves as the President of Bayhawk, WVI, Nor'Wester, Aviator, Mile High and North Country. Each of these companies pays a pro rata portion of Mr. Bernau's monthly salary based on the amount of time which Mr. Bernau has devoted to the respective company's business in that month.

STOCK OPTION GRANTS

    No stock options were granted to Mr. Bernau during 1996.

OPTION EXERCISES AND HOLDINGS

    No options were exercised by Mr. Bernau during 1996 and no options are held by Mr. Bernau at December 31, 1996.

COMPENSATION OF DIRECTORS OF BAYHAWK

    Directors of Bayhawk are not compensated for acting in such capacity.

                              CERTAIN TRANSACTIONS

GENERAL

    Each of Nor'Wester, WVI, Aviator and Mile High is affiliated with Bayhawk in that James W. Bernau, Bayhawk's founder, President and Chairperson of the Board of Directors, is also President and Chairperson of the Board of Directors of each such affiliated company. Mr. Bernau is also a significant equity owner of each affiliated company either directly, as in the case of Nor'Wester, in which Mr. Bernau owns approximately 25% of the outstanding capital stock, or indirectly through his controlling interest in WVI (62%), which in turn owns a controlling interest in each of Aviator (51%), Bayhawk (57%) and Mile High (51%). As a result of certain arrangements between Bayhawk and its affiliates, as well as Mr. Bernau's positions and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and the allocation of Bayhawk's President's time.

LOANS, ADVANCES AND SERVICES FROM AFFILIATES

    BAYHAWK BRIDGE LOAN. During 1994 and 1995, WVI loaned $1,353,823 to Bayhawk, a subsidiary of WVI, to construct, equip and operate Bayhawk's brewery pending completion of Bayhawk's direct public stock offering completed in December 1995 (the "Bayhawk Bridge Loan"). In 1995 and 1996, Bayhawk repaid $1,103,635 of loan principal. In October 1996, the loan was converted to a promissory note issued to WVI. The note bears interest at 8% beginning on January 1, 1996, provides for payments of $4,600 of principal and interest per month, and is unsecured. As of March 31, 1997, $250,188 remained owed on the note.

    ADVANCES AND SERVICES FROM WVI, WVV AND NOR'WESTER. In 1995 and 1996, WVI and WVV paid certain bills on behalf of Bayhawk and provided Bayhawk with certain accounting, marketing and administrative services. Further, in 1995 and 1996, in support of the creation and development of the Alliance, Nor'Wester paid certain bills on behalf of Bayhawk and provided Bayhawk with services under the General Services Agreement entered into as part of the Alliance. For a description of the General Services Agreement see "General Description of the Craft Brewing Industry and the Business of the Constituent Corporations--The Strategic Alliance."

    PAYMENTS TO AFFILIATES. During 1995, Bayhawk paid WVI, WVV and Nor'Wester $497,600, $8,500 and $10,924, respectively, in payment of the above-described advances and services. During the quarter ended March 31, 1997 and during 1996, Bayhawk made no payments toward the above-described advances and services.

    STRATEGIC ALLIANCE. In January 1996, Bayhawk established the Alliance with WVI, Mile High, Aviator and Nor'Wester the purpose and terms of which are more fully described in "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations--The Strategic Alliance. During 1996, Bayhawk was charged by Nor'Wester and WVI $16,350 and $20,175, respectively, for services under the General Services Agreement of the Alliance and was charged $9,609 by Nor'Wester for such services for the quarter ended March 31, 1997.

    AMOUNTS OWED TO AFFILIATES. As a result of the above-described transactions, other than the Bayhawk Bridge Loan, at March 31, 1997, Bayhawk owed $4,669 to WVI, $10,400 to WVV, and $67,497 to Nor'Wester. These amounts are unsecured, do not bear interest, are payable on demand by WVI, WVV and Nor'Wester, as the case may be. At March 31, 1997 Bayhawk owed $250,188 to WVI on the Bayhawk Bridge Loan. The foregoing amounts are reflected as "payables to affiliated companies" on Bayhawk's balance sheet.

ARMS-LENGTH TRANSACTIONS

    Bayhawk believes that the Alliance and the transactions set forth above were made on terms no less favorable to Bayhawk than could have been obtained from unaffiliated third parties. All future transactions between Bayhawk and its officers, directors, principal shareholders and affiliates will be approved by a majority of the independent outside members of Bayhawk's Board of Directors who do not have an interest in the transactions, and will be on terms no less favorable to Bayhawk than could be obtained from unaffiliated third parties.

                         BAYHAWK PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information regarding the beneficial ownership of Common Stock of Bayhawk as of February 28, 1997 as to (i) each person who is known by Bayhawk to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director of Bayhawk, (iii) each of the executive officers named in the Summary Compensation Table above and (iv) all Directors and executive officers as a group. Except as otherwise noted, Bayhawk believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                                                                 COMMON STOCK
                                                                                         ----------------------------
                                                                                           SHARES       APPROXIMATE
                                                                                         BENEFICIALLY   PERCENTAGE
NAME AND ADDRESS                                                                          OWNED(1)         OWNED
---------------------------------------------------------------------------------------  -----------  ---------------
Willamette Valley, Inc.,...............................................................   1,249,811           56.8%
Microbreweries Across America
66 SE Morrison Street
Portland, Oregon

James W. Bernau (2)....................................................................   1,249,811           56.8%
8800 Enchanted Way SE
Turner, Oregon 97392

Donald Voorhies........................................................................      15,000              *
1715 Wickshire Ct.
Salem, Oregon 97302

David Voorhies (3).....................................................................      10,000              *
24662 LaCienega Blvd.
Laguna Hills, California 92653

Jim Moreland...........................................................................       3,000              *
300 NW 88th Avenue
Portland, Oregon 97229

Roy Roberson...........................................................................         606              *
41 Via Bacchus
Laguna Beach, California 92656

Pete Wachob............................................................................         300              *
19412 Surfdale Lane
Huntington Beach, California, 92648

Karl J. Zappa..........................................................................         300              *
P.O. Box 1238
Brea, California 92622

All Directors and executive officers as a group (8 people) (3).........................   1,279,017           57.8%

------------------------

*   Less than 1%

(1) Applicable percentage of ownership is based on 2,200,814 shares of Common Stock outstanding as of February 28, 1997. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares.

(2) Mr. Bernau is deemed to be the beneficial owner of all of the 1,249,811 shares of Bayhawk's Common Stock owned by WVI as a result of his ownership of approximately 62 percent of the outstanding Common Stock of WVI. Mr. Bernau does not own any shares of Bayhawk's Common Stock directly.

(3) Includes 10,000 shares subject to options granted pursuant to Bayhawk's 1994 Stock Incentive Plan and exercisable within 60 days of February 28, 1997.

                         ELECTION OF BAYHAWK DIRECTORS

    The persons named below are nominees for director to serve until the next annual meeting of shareholders or until their successors are elected and qualified; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated. Directors are elected to serve for a term of one year and until a successor shall have been chosen and qualified.

    In the absence of instructions to the contrary, shares of Bayhawk Common Stock represented by the proxy will be voted and the proxies will vote FOR the election of all such nominees to the Board of Directors. If any of such persons is unable or unwilling to be a candidate for the office of director at the dates of the Bayhawk Annual Meeting, or any adjournment thereof, the proxies will vote FOR such substitute nominee as shall be designated by the proxies. The management of Bayhawk has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                            PRINCIPAL OCCUPATION OR        SERVED AS
NOMINEES FOR DIRECTOR                           AGE       POSITION HELD WITH BAYHAWK    DIRECTOR SINCE
------------------------------------------      ---      -----------------------------  ---------------
James W. Bernau...........................          43   Chairperson of the Board of            1994
                                                         Directors, President and
                                                         Secretary
David Voorhies............................          46   Director, Vice President and           1996
                                                         General Manager
Jim Moreland..............................          50   Director                               1996
Roy Roberson..............................          35   Director                               1996
Donald Voorhies...........................          73   Director                               1996
Peter Wachob..............................          49   Director                               1996
Karl J. Zappa.............................          38   Director                               1996

    For certain biographical information regarding the directors of Bayhawk and certain information regarding committees of the Board of Directors and director compensation, see "Bayhawk Management" and "Bayhawk Executive Compensation."

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Bayhawk Board has selected Price Waterhouse LLP to serve as independent public accountants for Bayhawk for the fiscal year ending December 31, 1997. The Bayhawk Board considers Price Waterhouse LLP to be eminently qualified.

    Although it is not required to do so, the Bayhawk Board is submitting its selection of the Bayhawk public accountants for ratification at the Bayhawk Annual Meeting, in order to ascertain the views of shareholders regarding such selection. If the selection is not ratified, the Bayhawk Board will reconsider its selection.

    The Bayhawk Board recommends that stockholders vote FOR ratification of the selection of Price Waterhouse LLP to examine the financial statements of Bayhawk for Bayhawk's financial year ending December 31, 1997. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed therein.

    A representative of Price Waterhouse LLP will be present at the Bayhawk Annual Meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                    MILE HIGH SELECTED FINANCIAL INFORMATION

    The following selected financial information should be read in conjunction with Mile High's Financial Statements and notes thereto and "Mile High Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Proxy Statement/Prospectus. The selected financial information presented below have been derived from Mile High's financial statements. The financial statements as of December 31, 1995 and December 31, 1996 and for each of the two years in the period ended December31, 1996 and for the period from inception (June 8, 1994) to December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report on those periods is included elsewhere herein. The balance sheet data as of December 31, 1994 is derived from audited financial statements not included herein. The financial statements as of and for the three months ended March 31, 1997 and March 31, 1996 are included herein and have not been audited. In the opinion of management, the interim financial statements reflect all adjustments, consisting of only normal recurring items which are necessary for a fair presentation for the interim periods presented.

                                     THREE MONTHS ENDED MARCH 31,
                                                                     YEAR ENDED DECEMBER 31,      JUNE 8, 1994
                                     ----------------------------  ---------------------------   (INCEPTION) TO
                                         1997           1996           1996           1995      DECEMBER 31, 1994
                                     -------------  -------------  -------------  ------------  -----------------
                                             (UNAUDITED)
OPERATING RESULTS:

Net revenues.......................  $      15,069  $     100,207  $   1,515,489  $    212,581    $           0
Cost of goods sold.................         80,947        173,669      1,905,335       220,656                0
Selling, general and
  administrative...................         91,423        160,070        790,615       728,021           64,279
Estimated impairment loss..........              0              0      1,018,879             0                0
Write-off of stock offering
  costs............................              0              0        212,098             0                0
Other income (expenses), net.......              0           (775)       (20,834)       67,615            4,416
Net loss...........................       (157,301)      (234,307)    (2,432,272)     (668,481)         (59,863)
Net loss per share.................  $       (0.03) $       (0.05) $       (0.52) $      (0.14)   $       (0.02)
Weighted average shares
  outstanding......................      4,693,787      4,690,167      4,691,810     4,685,649        2,714,698

BALANCE SHEET DATA (AT PERIOD END):

Working capital (deficit)..........  $  (2,818,339) $    (439,407) $  (2,662,424) $    (89,510)   $   2,134,293
Total assets.......................      2,009,522      3,003,705      2,123,690     2,889,091        2,270,625
Long-term obligations..............        217,446      1,018,094        241,224       699,245                0
Deficit accumulated during
  development stage................     (3,317,917)      (962,651)    (3,160,616)     (728,344)         (59,863)
Shareholders' equity...............     (1,060,949)     1,287,498       (903,648)    1,521,927        2,147,298

               MILE HIGH MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD-LOOKING STATEMENTS

    This Management's Discussion and Analysis of Financial Condition and Results of Operations and other sections of this Proxy Statement/Prospectus contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are based on current expectations, estimates and projections about Mile High's business, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including, but not limited to, availability of financing for operations and payment of past due creditors, ability to sell Mile High's assets on favorable terms, successful completion of the planned consolidation of the Affiliated Companies, and other risks detailed below as well as those discussed elsewhere in this Proxy Statement/Prospectus and from time to time in Mile High's Securities and Exchange Commission filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic economic conditions.

RESULTS OF OPERATIONS

    The following table reflects selected data from Mile High's statements of operations stated as a percentage of net revenues:

                                                                        YEAR ENDED DECEMBER    THREE MONTHS ENDED
                                                                                31,                 MARCH 31,
                                                                        --------------------  ---------------------
                                                                          1996       1995        1997       1996
                                                                        ---------  ---------  ----------  ---------

Gross revenues........................................................      105.6%     101.8%      111.3%     104.4%

Less excise taxes.....................................................        5.6        1.8        11.3        4.4
                                                                        ---------  ---------  ----------  ---------

Net revenues..........................................................      100.0      100.0       100.0      100.0

Cost of goods sold....................................................      125.7      103.8       537.2      173.3

Selling, general and administrative...................................       52.2      342.5       606.7      159.7
                                                                        ---------  ---------  ----------  ---------

Operating loss........................................................     (159.1)    (346.3)   (1,043.9)    (233.0)
                                                                        ---------  ---------  ----------  ---------

Loss before income taxes..............................................     (160.5)    (314.5)   (1,043.9)    (233.8)
                                                                        ---------  ---------  ----------  ---------

Net loss..............................................................     (160.5)%    (314.5)%   (1,043.9)%    (233.8)%
                                                                        ---------  ---------  ----------  ---------
                                                                        ---------  ---------  ----------  ---------

THREE MONTHS ENDED MARCH 31, 1997 COMPARED TO THREE MONTHS ENDED MARCH 31, 1996

    GROSS REVENUES AND COST OF SALES. Gross revenues from beer and retail products totaled $16,770 for the quarter ended March 31, 1997 and $100,207 for the quarter ended March 31, 1996, a decrease of 83%. The decrease is due to Mile High's inability to effectively penetrate and establish its brand in the local Colorado market. During the quarter ended March 31, 1997, Mile High's management established a plan to sell the operating assets of Mile High and is looking for other contract brewing opportunities. Based on this plan and pursuant to SFAS 121, management has recorded a partial write-down of operating brewery assets to their estimated fair value. Management's estimate of this write-down, based on a pending offer, is $969,000. In addition, management estimates the cost to dispose of the assets to be $50,000, and this amount was recorded in the financial statements as of December 31, 1996, as part of the impairment loss. Until management's plans are finalized, Mile High intends to use advances from Nor'Wester's bridge loans from UBA to help finance activities. Mile High is currently operating on a limited basis as a contract brewer for a local brewery. No definitive agreement has been reached regarding the sale or lease of the facility, but management has received an offer of approximately $2 million in exchange for all of MHB's property and equipment and assumption of the facility lease.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses decreased to $91,423 for the quarter ended March 31, 1997 from $160,070 for the quarter ended March 31, 1996. The decrease is primarily attributable to management's decision to limit operations to third-party brewing contracts.

    NET INCOME (LOSS). As a result of the individual line items discussed above, net loss was $157,000 for the quarter ended March 31, 1997 compared to net loss of $234,000 for the quarter ended March 31, 1996.

1996 COMPARED TO 1995

    GROSS REVENUES. Mile High began brewing and selling beer in August 1995, with gross revenues from beer and retail products totaling $1,600,915 for the year ended December 31, 1996 and $216,498 for the year ended December 31, 1995. The increase is primarily attributable to the fact that Mile High did not start selling beer until late August 1995 and to the sale of $796,549 (50 percent of gross revenues) of Nor'Wester brand beer under the Cooperative Brewing Agreement during 1996. Mile High ceased operations in November 1996 and is researching various options for the disposal of its assets or for contract brewing arrangements. During this time, Mile High is performing a limited amount of contract brewing for a third party.

    Mile High's facility has a current annual production capacity of 39,000 barrels and sold 13,191 barrels and 658 barrels during 1996 and 1995, respectively.

    EXCISE TAXES. Excise taxes increased to $85,426 (5.3 percent of gross revenues) for the year ended December 31, 1996 from $3,917 (1.8 percent of gross revenues) for the year ended December 31, 1995. The increase as a percent of gross sales is a result of increased sales of beer products in relation to retail items during 1996.

    COST OF GOODS SOLD. Cost of goods sold totaled $1,905,335 (126 percent of net revenues) for the year ended December 31, 1996 compared to $220,656 (104 percent of net revenues) for the year ended December 31, 1995. The cost of goods sold percentage continues to reflect the disproportionate cost of production for goods sold during a period when the facility was operating at less than its maximum designed capacity. In addition, Mile High achieved lower margins on products produced and sold under the Cooperative Brewing Agreement during 1996.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative ("SG&A") expenses increased to $790,615 (52 percent of net revenues) for the year ended December 31, 1996 from $728,021 (342 percent of net revenues) for the year ended December 31, 1995. SG&A expenses reflect operating management and administrative services provided by Mile High's parent, WVI, as well as direct charges such as selling and administrative salaries and advertising expenses. The increase in SG&A expenses is primarily attributable to eleven months of operations in 1996 and increased shipping costs as Mile High introduced its products into surrounding states, offset in part by higher costs incurred during the first months of Mile High's operations in late 1995.

    IMPAIRMENT LOSS. Impairment loss of $1,018,879 in 1996 resulted from the write down of Mile High's operating assets to fair value.

    WRITE-OFF OF STOCK OFFERING COSTS. Consists of costs related to the write-off of legal and accounting fees related to Mile High's attempted second public stock offering.

    NET LOSS. Net loss increased to $2,432,272 for the year ended December 31, 1996 from $668,481 for the year ended December 31, 1995 as a result of the individual line items discussed above.

LIQUIDITY AND CAPITAL RESOURCES

    In June 1996, Mile High embarked upon its second direct public stock offering to sell up to 1,053,000 shares of Common Stock at $1.85 per share, with estimated net proceeds of approximately $1,948,050. The offering failed to raise the minimum escrow amount of $750,000 and has been terminated. Furthermore, the terms of the Investment Agreement with UBA prohibits Mile High from selling any of its securities without the approval of UBA.

    Mile High had cash and cash equivalents at March 31, 1997, December 31, 1996 and December 31, 1995 of $3,726, $30,320 and $379,691, respectively. Changes in cash and cash equivalents for the quarter ended March 31, 1997 primarily consisted of cash used in operating activities of $5,963, purchases of long-term assets of $8,169 and principal payments on capital lease obligations of $21,830, offset by increases in advances from affiliates of $9,368. Changes in cash and cash equivalents for the year ended December 31, 1996 are due primarily to cash used in operating activities of $662,434, purchases of brewing and pub related equipment of $385,712 and principal payments on capital lease obligations of $65,158, offset by borrowings from affiliates of $763,933.

    Mile High's working capital deficit at March 31, 1997, December 31, 1996 and December 31, 1995 was $2,818,339, $2,662,424 and $89,510, respectively. At March
31, 1997, December 31, 1996 and December 31, 1995 the current ratio was .01:1,
 .04:1 and .87:1, respectively.

    Accounts payable at March 31, 1997, December 31, 1996 and December 31, 1995 were $863,359, $816,664 and $143,750, respectively. Of the $863,359 in accounts payable at March 31, 1997, $827,318 was past due.

    At March 31, 1997, Mile High had payables to WVI, its parent, and to other affiliated companies of $1,843,915 which accounts for 65% of Mile High's current liabilities. The payables to affiliates consist primarily of advances by WVI to construct Mile High's brewery and to support Mile High's operations. Management expects that the payables to affiliates will be eliminated upon completion of the Consolidation.

    During 1995, WVI, Mile High's parent, loaned $800,000 to Mile High for the purpose of paying for leasehold improvements, the purchase of capital assets for Mile High's brewery and for funding the brewery's working capital needs. When issued, the note was unsecured and carried no interest, however, upon termination of Mile High's offering in October 1996, the note converted into an installment note at 10 percent per annum and was secured by all assets of Mile High. The note is payable in monthly installments of $5,300, with the remaining principal balance due 18 months after the issuance of the note. Because of the anticipated Consolidation, management does not expect to repay the note. Instead, the note will be considered in the stock conversion ratios being used in the Consolidation.

    In November 1996, Mile High ceased its normal operations, except for a small amount of contract brewing for third party brewers during which time management's plan is to research various options for liquidating its assets or obtaining additional contract brewing opportunities. Mile High currently has no source of capital to finance its limited activities other than limited contract brewing revenue, advances under the UBA bridge loan and proceeds which may be derived from the liquidation of underutilized assets.

    Mile High is dependent upon the receipt of additional amounts from UBA under the bridge loan and closing of the Investment. For a description of the general terms and conditions of the bridge loan from UBA see "Ancillary Agreements--UBA Bridge Loan Credit Agreement and Related Documents." No assurance can be given that UBA will loan Mile High further amounts under the bridge loan or that the Investments will close. See "Risk Factors--Dependence Upon Bridge Loans and Investments from United

Brewers of America, Inc." If, for any reason, the Investment does not occur, alternative sources of debt financing and/or equity capital would have to be developed. There can be no assurance that such debt financing or capital will be available or, if available, under terms and conditions acceptable to Mile High. Mile High's inability to obtain additional capital could result in a material adverse effect on the purchase price received for Mile High's assets.

                               MILE HIGH BUSINESS

GENERAL

    Mile High was organized in June 1994 for the purpose of developing and operating one or more breweries in Colorado for the production of high quality, handcrafted ales for sale in bottle and draft. In November 1996, Mile High ceased brewing its Timberline TM Ales and is currently exploring alternatives for selling its existing assets. To date, Mile High has engaged in preliminary negotiations with several groups interested in acquiring the Denver Brewery. Until its assets are sold Mile High intends to utilize the Denver Brewery to brew beer for third parties under limited contract brewing agreements. See also "General Description of the Craft Brewing Industry and the Businesses of the Constituent Corporations."

STRATEGY

    Consumers have shown strong support for craft beers brewed in or near their local markets and Mile High believes the appropriate strategy is to develop and protect strong local craft beer brands. Mile High further believes that this strategy can be strengthened through the Affiliated Companies' ability to build a network of breweries each producing their own brand with local appeal while benefiting from operating efficiencies, the decrease in production, marketing and distribution costs and the increase in the ability of the Affiliated Companies to finance growth and provide shareholders with a liquid market for their shares. Once these local brands are established, the Affiliated Companies may expand the distribution of one or more of their beer styles into additional selected markets.

    To implement this new strategy, the Boards of Directors of the Affiliated Companies have elected to consolidate their entities under a single entity, United Craft Breweries, Inc. ("UCB"). Furthermore, on January 30, 1997 the Affiliated Companies entered into a definitive investment agreement with United Breweries of America, Inc. ("UBA") for the purpose of funding operations until consolidation is completed and provide for future growth thereafter.

    Should the proposed consolidation occur, the Cooperative Brewing Agreements, the Strategic Alliance Agreement and the General Services Agreement will terminate.

PRODUCTION AND PRODUCTS

    Mile High's Denver Brewery is not currently producing or selling any of its own products. The Denver Brewery is, however, performing a small amount of contract brewing for third party brewers and has a current production capacity of 39,000 barrels.

REGULATION

    Management believes that Mile High currently has all licenses, permits and approvals necessary for its current operations and is in material compliance with all applicable government regulations. See "General Conditions in the Craft Brewing Industry and the Businesses of the Constitution Corporations--Regulation and Dram Shop Liability."

TRADEMARKS

    Mile High has filed for Federal trademark protection on its flavor styles which include, but are not limited to, "Ales With An Altitude-TM-" and "White Forest Ale-TM-". Mile High's policy is to preserve registration of its marks whenever possible and to oppose vigorously an infringement of its marks. Whether Mile High continues this policy will depend on management's determination of the economic value of the marks.

EMPLOYEES

    At December 31, 1996, Mile High had a total of 6 full time and 1 part time employee. None of Mile High's employees are covered by collective bargaining agreements, there have been no work stoppages and Mile High believes that relations with its employees are adequate.

PROPERTIES

    The Denver Brewery is located in an approximately 14,200 square foot leased facility in lower downtown Denver, Colorado. Mile High has executed a 15 year lease with the right to renew for 2 additional terms of 5 years each. The Denver Brewery has a maximum annual production capacity of 60,000 barrels. The Denver Brewery also has a high speed Krones bottling line capable of bottling 100 twelve ounce bottles of beer per minute. Mile High is currently using its operating assets in a limited manner as a contract brewer for a local brewery.

LEGAL PROCEEDINGS

    Mile High and Mr. John Carter, a Vice President of Mile High, are defendants in a suit filed by United Glassware and China on November 5, 1996 in the District Court, City and County of Denver, Colorado. The suit claims that the defendants owe $54,700 on an alleged promissory note for materials supplied to Mile High Brewery. The suit is seeking damages in the sum of $54,700 in principal and unspecified amounts for interest and attorney fees. Mile High has asserted vigorous defenses and filed certain counterclaims.

    From time to time, Mile High becomes involved in ordinary, routine or regulatory legal proceedings incidental to its business.

            MARKET PRICE OF AND DIVIDENDS ON MILE HIGH COMMON STOCK

    There is no public trading market for High Mile's Common Stock.

    The approximate number of shareholders of record on December 31, 1996 was 2,594. There were no cash dividends declared or paid in fiscal years 1996 or 1995. High Mile does not anticipate declaring such dividends in the foreseeable future.

    Mile High issued a total of 3,620 unregistered shares of its Common Stock at various times throughout July, August and October 1996 to various employees.

                              MILE HIGH MANAGEMENT

DIRECTOR

    The name and age of Mile High's Director is as follows:

                                                                                              DIRECTOR
NAME                                       AGE        CURRENT POSITION(S) WITH MILE HIGH        SINCE
-------------------------------------      ---      ---------------------------------------  -----------
James W. Bernau......................          43   Sole Director, President and Secretary         1994

    Mr. Bernau has been the Sole Director, President and Secretary since Mile High's inception in June 1994. Mr. Bernau is also the President and Chairperson of the Board of Directors of five other public companies and has held these positions since the dates indicated: Willamette Valley Vineyards, Inc. ("WVV") since May 1988, Nor'Wester since December 1992, WVI, Mile High's parent, since December 1993 and two other majority owned subsidiaries of WVI, Bayhawk since February 1994 and Aviator since February 1994. Mr. Bernau also serves as one of the three Managers of the North Country Joint Venture LLC, a wholly owned subsidiary of Nor'Wester. Mr. Bernau began this alliance of consumer/ investor owned companies by first co-founding WVV in 1988 with Donald Voorhies. From 1981 to September 1989, Mr. Bernau was Director of the Oregon Chapter of the National Federation of Independent Businesses (NFIB), an association of 15,000 independent businesses in Oregon. While at NFIB, his responsibilities primarily involved communicating with association members and lobbying the Oregon state legislature regarding issues impacting the members.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

    The names, ages and positions of Mile High's executive officers are as follows:

NAME                                         AGE        CURRENT POSITION(S) WITH MILE HIGH       SINCE
---------------------------------------      ---      ---------------------------------------  ---------
James W. Bernau........................          43   Chairperson of the Board, President and       1994
                                                        Secretary
John Carter............................          28   Vice President, Rocky Mountain/ Midwest       1996
                                                        Regional Leader

    For information on the business background of Mr. Bernau see "Director" above.

    Mr. Carter joined Mile High in September 1996 as General Manager. From 1994 until 1996, Mr. Carter served as Regional Sales Manager of Southern and Northern California for the Nor'Wester/ WVI Alliance. From 1991 until 1994, Mr. Carter served as a manager in the hospitality industry while also attending school. Mr. Carter has a B.A. from Oregon State University and has completed everything except his thesis for his Master of Arts, also from Oregon State University.

COMMITTEES OF THE BOARD

    During 1996, the Board of Directors held no meetings and acted by unanimous written consent on numerous occasions. Mile High does not have an audit, compensation or nominating committee. There are no family relationships between any of the executive officers and the sole director.

ATTENDANCE AT MEETINGS

    During 1996, since there were no meetings held there were no members of the Board of Directors who attended fewer than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, for the fiscal year ended December 31, 1996, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements, except in one instance, Mr. Carter, an executive officer of the Company, failed to timely file a Statement of Initial Beneficial Ownership of Form 3.

                        MILE HIGH EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation awarded to, earned by or paid to Mile High's Chief Executive Officer and other executive officers of Mile High whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal years 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                                 ANNUAL COMPENSATION
                                                                                               ------------------------
NAME AND PRINCIPAL POSITION (A)                           YEAR              EMPLOYER            SALARY($)    BONUS($)
------------------------------------------------------  ---------  --------------------------  -----------  -----------
James W. Bernau (B)...................................       1996  Mile High Brewing                5,593       --
  Chairperson of                                             1996  All affiliated companies        87,619
    the Board, President and Secretary                               except Mile High Brewing
                                                                     Co.
                                                             1995  Mile High Brewing                7,440       --
                                                             1995  All affiliated companies        88,500       10,882
                                                                     except Mile High Brewing
                                                                     Co.

------------------------

(A) Other than Mr. Bernau, no other individuals earned more than $100,000 in 1996, 1995 or 1994.

(B) Mr. Bernau serves as the President of Mile High, WVI, Nor'Wester, Bayhawk, Mile High and North Country. Each of these companies pays a PRO RATA portion of Mr. Bernau's monthly salary based on the amount of time which Mr. Bernau has devoted to the respective company's business in that month.

STOCK OPTION GRANTS

    No stock options were granted to Mr. Bernau during 1996.

OPTION EXERCISES AND HOLDINGS

    No options were exercised by Mr. Bernau during 1996 and no options are held by Mr. Bernau at December 31, 1996.

COMPENSATION OF DIRECTORS OF MILE HIGH

    Directors of Mile High are not compensated for acting in such capacity.

                              CERTAIN TRANSACTIONS

GENERAL

    Each of Nor'Wester, WVI, Aviator and Bayhawk is affiliated with Mile High in that James W. Bernau, Mile High's founder, President and Chairperson of the Board of Directors, is also President and Chairperson of the Board of Directors of each such affiliated company. Mr. Bernau is also a significant equity owner of each affiliated company either directly, as in the case of Nor'Wester, in which Mr. Bernau owns approximately 25% of the outstanding capital stock, or indirectly through his controlling interest in WVI (62%), which in turn owns a controlling interest in each of Aviator (51%), Bayhawk (57%) and Mile High (51%). As a result of certain arrangements between Mile High and its affiliates, as well as Mr. Bernau's positions and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and the allocation of Mile High's President's time.

LOANS, ADVANCES AND SERVICES FROM AFFILIATES

    MILE HIGH BRIDGE LOAN. During 1995, WVI loaned $800,000 to Mile High, a subsidiary of WVI, to pay for leasehold improvements, purchase capital assets and fund the working capital needs of Mile High's brewery (the "Mile High Bridge Loan"). The Mile High Bridge Loan was to be repaid from the proceeds of Mile High's planned second direct public stock offering which commenced in May 1996 but was terminated in October 1996 as a result of the planned Consolidation and investment by UBA before the minimum amount could be raised in the offering. In October 1996, the loan was converted to an 18 month installment note issued to WVI. The note bears interest at 10%, provides for monthly principal and interest payments of $5,300, and is unsecured. As of March 31, 1997, the entire amount of the note remained unpaid.

    LOANS AND ADVANCES FROM NOR'WESTER AND WVI. In 1995 and 1996, Nor'Wester loaned or advanced $350,000 to Mile High for working capital needs and for the purchase of brewing ingredients and raw materials to brew Nor'Wester beer under Mile High's Cooperative Brewing Agreement with Nor'Wester entered into as part of the Alliance. For a description of the purposes of the Alliance and the terms of the Cooperative Brewing Agreement see "General Description of the Craft Brewing Industry and the Business of the Constituent Corporations--The Strategic Alliance." In 1996, Nor'Wester also loaned $150,000 to Mile High to help pay for the construction of Mile High's pub. During 1995, Mile High's parent, WVI, loaned $800,000 to Mile High for the purpose of paying for leasehold improvements, purchasing capital assets and funding the working capital needs of Mile High's brewery. During 1996, WVI advanced $186,364 to Mile High to purchase capital assets and support the working capital needs of Mile High's brewery. Each of these loans and advances are unsecured and do not bear interest.

    ADVANCES AND SERVICES FROM WVI, WVV AND NOR'WESTER. In 1995 and 1996, WVI and WVV paid certain bills on behalf of Mile High and provided Mile High with certain accounting, marketing and administrative services. Further, in 1995 and 1996, in support of the creation and development of the Alliance, Nor'Wester paid certain bills on behalf of Mile High and provided Mile High with services under the General Services Agreement entered into as part of the Alliance. For a description of the General Services Agreement see "General Description of the Craft Brewing Industry and the Business of the Constituent Corporations--The Strategic Alliance."

    PAYMENTS TO AFFILIATES. During 1995, Mile High paid WVI, WVV and Nor'Wester $32,096, $15,300 and $46,713, respectively, in payment of the above-described loans, advances and services. During the quarter ended March 31, 1997 and during 1996, Mile High made no payments toward the above-described loans, advances and services.

    STRATEGIC ALLIANCE. In January 1996, Mile High established the Alliance with WVI, Aviator, Bayhawk and Nor'Wester the purpose and terms of which are more fully described in "General Discussion of the

Craft Brewing Industry and the Businesses of the Constituent Corporations--The Strategic Alliance." During 1996, Mile High was charged by Nor'Wester and WVI $51,500 and $56,025, respectively, for services under the General Services Agreement of the Alliance and was charged $14,757 by Nor'Wester for such services for the quarter ended March 31, 1997.

    AMOUNTS OWED TO AFFILIATES As a result of the above-described transactions, other than the Mile High Bridge Loan, at March 31, 1997, Mile High owed $283,701 to WVI, $17,743 to WVV, and $735,134 to Nor'Wester. These amounts are unsecured, do not bear interest, are payable on demand by WVI, WVV and Nor'Wester, as the case may be. At March 31, 1997, Mile High owed $800,000 to WVI on the Mile High Bridge Loan. The foregoing amounts are reflected as "payables to parent and affiliated companies" on Mile High's balance sheet.

ARMS-LENGTH TRANSACTIONS

    Mile High believes that the transactions set forth above were made on terms no less favorable to Mile High than could have been obtained from unaffiliated third parties. All future transactions between Mile High and its officers, directors, principal shareholders and affiliates will be approved by a majority of the independent outside members of Mile High's Board of Directors who do not have an interest in the transactions, and will be on terms no less favorable to Mile High than could be obtained from unaffiliated third parties.

                        MILE HIGH PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information regarding the beneficial ownership of Common Stock of Mile High as of February 28, 1997 as to (i) each person who is known by Mile High to own beneficially 5% or more of Mile High outstanding shares of Common Stock, (ii) each Director of Mile High, (iii) each of the executive officers named in the Summary Compensation Table above and (iv) all Directors and executive officers as a group. Except as otherwise noted, Mile High believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                                             COMMON STOCK
                                                                     ----------------------------
                                                                       SHARES       APPROXIMATE
                                                                     BENEFICIALLY   PERCENTAGE
NAME AND ADDRESS                                                      OWNED (1)        OWNED
-------------------------------------------------------------------  -----------  ---------------
Willamette Valley, Inc.............................................   2,391,985             51%
  Microbreweries Across America
  66 SE Morrison Street
  Portland, Oregon 97214

James W. Bernau (2)................................................   2,391,985             51%
  66 SE Morrison Street
  Portland, Oregon 97214

All Directors and executive officers as a group (2 people).........   2,391,985             51%

------------------------

 *  Less than 1%

(1) Applicable percentage of ownership is based on 4,693,787 shares of Common Stock outstanding as of February 28, 1997. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares.

(2) Mr. Bernau is deemed to be the beneficial owner of all of the 2,391,985 shares of Mile High's Common Stock owned by WVI as a result of his ownership of approximately 62 percent of the outstanding Common Stock of WVI. Mr. Bernau does not own any shares of Mile High's Common Stock directly.

                        ELECTION OF MILE HIGH DIRECTORS

    The persons named below are nominees for director to serve until the next annual meeting of shareholders or until their successors are elected and qualified; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated. Directors are elected to serve for a term of one year and until a successor shall have been chosen and qualified.

    In the absence of instructions to the contrary, shares of Mile High Common Stock represented by the proxy will be voted and the proxies will vote FOR the election of all such nominees to the Board of Directors. If any of such persons is unable or unwilling to be a candidate for the office of director at the dates of the Mile High Annual Meeting, or any adjournment thereof, the proxies will vote FOR such substitute nominee as shall be designated by the proxies. The management of Mile High has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

NOMINEES FOR                                  PRINCIPAL OCCUPATION OR                 SERVED AS
DIRECTOR                  AGE               POSITION HELD WITH MILE HIGH           DIRECTOR SINCE
--------------------      ---      ----------------------------------------------  ---------------
James W. Bernau.....          43   Sole Director, President and Secretary                  1994

    For certain biographical information regarding the directors of Mile High and certain information regarding committees of the Board of Directors and director compensation, see "Mile High Management" and "Mile High Executive Compensation."

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Mile High Board has selected Price Waterhouse LLP to serve as independent public accountants for Mile High for the fiscal year ending December 31, 1997. The Mile High Board considers Price Waterhouse LLP to be eminently qualified.

    Although it is not required to do so, the Mile High Board is submitting its selection of the Mile High public accountants for ratification at the Mile High Annual Meeting, in order to ascertain the views of shareholders regarding such selection. If the selection is not ratified, the Mile High Board will reconsider its selection.

    The Mile High Board recommends that stockholders vote FOR ratification of the selection of Price Waterhouse LLP to examine the financial statements of Mile High for Mile High's financial year ending December 31, 1997. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed therein.

    A representative of Price Waterhouse LLP will be present at the Mile High Annual Meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                        DESCRIPTION OF UCB CAPITAL STOCK

    As of the date of this Proxy Statement/Prospectus, the authorized capital stock of UCB consists of 25,000,000 shares of UCB Common Stock and 2,000,000 shares of Preferred Stock, par value $.001 per share ("UCB Preferred Stock") of UCB. For a discussion of significant differences between UCB's Certificate of Incorporation and Bylaws and the Articles or Certificates of Incorporation, as the case may be, and Bylaws for Nor'Wester, WVI, Aviator, Bayhawk and Mile High, see "Comparison of the Rights of Holders of UCB Common Stock and Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock."

COMMON STOCK

    As of the date of this Proxy Statement/Prospectus, there were 100 shares of UCB Common Stock outstanding all of which are held by UBA. Holders of shares of UCB Common Stock are entitled to one vote per share on all matters to be voted on by stockholders. Subject to the preferences that may be applicable to any outstanding UCB Preferred Stock, holders of UCB Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution, or winding up of UCB, the holders of UCB Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any outstanding UCB Preferred Stock. Holders of UCB Common Stock have no preemptive rights and have no rights to convert their UCB Common Stock into any other securities. The outstanding shares of UCB Common Stock are, and the UCB Common Stock to be outstanding upon completion of the offering will be, validly issued, fully paid and nonassessable.

PREFERRED STOCK

    The Board of Directors has the authority to cause UCB to issue up to 2,000,000 shares of UCB Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and the number of shares constituting any series or the designation of such series, without any further vote or action by the stockholders. The issuance of UCB Preferred Stock may have the effect of delaying, deferring or preventing a change in control of UCB without further action by the stockholders. The issuance of UCB Preferred Stock could decrease the amount of earnings and assets available for distribution to the holders of UCB Common Stock or could adversely affect the rights and powers, including the voting power, of the holders of the UCB Common Stock. In certain circumstances, such issuance could have the effect of decreasing the market price of the UCB Common Stock as of the date of this Proxy Statement/Prospectus, no shares of UCB Preferred Stock were outstanding and UCB has no present plans to issue any shares of UCB Preferred Stock.

SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

    UCB is subject to the provisions of Section 203 of the Delaware General Corporation Law. This statute generally prohibits, under certain circumstances, a Delaware corporation whose stock is publicly traded, from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (i) the corporation has elected in its certificate of incorporation or bylaws not to be governed by this Delaware law (UCB has not made such an election); (ii) prior to the time the stockholder became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder, (iii) the stockholder owned at least 85% of the outstanding voting stock of the corporation (excluding shares held by directors who were also officers or held in certain employee stock plans) upon consummation of the transaction which resulted in a stockholder becoming an interested stockholder or (iv) the business combination was approved by the board of directors and by two thirds of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder). An "interested stockholder" is a person who, together with affiliates and associates, owns (or any time within the prior three years did own) 15% or more of the corporation's outstanding voting stock. The term "business combination" is defined generally to include mergers, consolidations, stock sales, asset based transactions, and other transactions resulting in a financial benefit to the interested stockholder.

CERTAIN OTHER PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BY-LAWS

    Certain provisions of UCB's Certificate of Incorporation, UCB's By-Laws and Delaware statutory law described in "Comparison of the Rights of Holders of UCB Common Stock and Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock" may delay or make more difficult acquisitions or changes of control of UCB not approved by the UCB Board. Such provisions could have the effect of discouraging third parties from making proposals involving an acquisition or change of control of UCB's stockholders. Such provisions may also have the effect of making it more difficult for third parties to cause the replacement of the current management of UCB without the concurrence of the UCB Board.

    A copy of the Certificate of Incorporation is attached to this Proxy Statement/Prospectus as Annex E and is incorporated herein by reference. The description of certain provisions of the Certificate of Incorporation and the By-Laws set forth in "Comparison of the Rights of Holders of UCB Common Stock and Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock" does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the UCB Certificate of Incorporation and the UCB By-Laws.

TRANSFER AGENT AND REGISTRAR

    American Stock Transfer Company serves as the transfer agent and registrar for UCB's Common Stock.

                     COMPARISON OF THE RIGHTS OF HOLDERS OF
                 UCB COMMON STOCK AND NOR'WESTER, WVI, AVIATOR,
                       BAYHAWK AND MILE HIGH COMMON STOCK

    As a consequence of the Consolidation, the stockholders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High will become stockholders of UCB. The following is a summary of material differences between the rights of holders of UCB Common Stock and the rights of holders of Nor'Wester, WVI, Aviator, Bayhawk and Mile High Common Stock.

    UCB, Aviator, Bayhawk and Mile High are incorporated in Delaware and Nor'Wester and WVI are incorporated in Oregon. Stockholders of Aviator, Bayhawk and Mile High, whose rights as stockholders are currently governed by Delaware law, and by each of Aviator's, Bayhawk's and Mile High's respective Certificate of Incorporation (the "Aviator Certificate", "Bayhawk Certificate" and "Mile High Certificate") and each of Aviator's, Bayhawk's and Mile High's respective By-laws (the "Aviator By-laws", "Bayhawk By-laws" and "Mile High By-laws") will, upon consummation of the Consolidation, automatically become stockholders of UCB, and their rights will be governed by Delaware law, UCB's Certificate of Incorporation ("UCB Certificate") and UCB's By-laws ("UCB By-laws"). Stockholders of Nor'Wester and WVI, whose rights as stockholders are currently governed by Oregon law, and by each of Nor'Wester's and WVI's respective Articles of Incorporation (the "Nor'Wester Articles" and "WVI Articles") and by each of Nor'Wester's and WVI's respective By-laws (the "Nor'Wester By-laws" and "WVI By-laws") will, upon consummation of the Consolidation, automatically become stockholders of UCB, and their rights will be governed by Delaware law, UCB's Certificate and UCB's By-laws. The following is a discussion of only those material similarities and differences between the rights of Nor'Wester and WVI stockholders under the Nor'Wester and WVI Articles and Bylaws and Oregon law and the rights of Aviator, Bayhawk and Mile High stockholders under the Aviator Certificate and By-laws, the Bayhawk Certificate and By-laws, the Mile High Certificate and By-laws and Delaware law on the one hand and UCB stockholders under the UCB Certificate and By-laws and Delaware law on the other hand. This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, the governing law and the Nor'Wester Articles, the WVI Articles, the Aviator Certificate, the Bayhawk Certificate, the Mile High Certificate, the UCB Certificate, the Nor'Wester By-laws, the WVI By-laws, the Aviator By-laws, the Bayhawk By-laws, the Mile High By-laws and the UCB By-laws.

CORPORATE CHARTER AND BY-LAW AMENDMENTS

    Both Oregon and Delaware law generally provide that in order for an amendment to a corporate charter to be adopted, the board of directors of the corporation must adopt a resolution setting forth the proposed amendment and directing that it be submitted to a vote at a meeting of shareholders. Under Oregon law, in order for an amendment to a corporation's articles of incorporation to be adopted, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights and by every other voting group entitled to vote on the amendment.

    Delaware law requires that the amendment must receive the affirmative vote of a majority of the outstanding stock entitled to vote thereon and of a majority of the outstanding stock of each class of shares entitled to vote thereon as a class. Notwithstanding the foregoing, any proposal to amend, alter, change or repeal the provisions of the UCB Certificate relating (i) the classification of the UCB Board, (ii) removal of UCB Directors, (iii) the prohibition of stockholder action by written consent or stockholder calls for special meetings, (iv) amendment of UCB By-laws, or (v) amendment of the UCB Certificate requires approval by the affirmative vote of 66 2/3% of the voting power of all of the shares of UCB's capital stock entitled to vote generally in the election of directors, voting together as a single class.

    Under Oregon law, a corporation's board of directors may amend or repeal the corporation's bylaws unless the corporation's articles of incorporation or Oregon law reserves the power to amend the bylaws exclusively to the shareholders in whole or in part or the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. The Nor'Wester and WVI By-laws provide that they may be changed or amended by a vote of a majority of the whole number of directors of Nor'Wester and WVI, respectively.

    Delaware law provides that the power to amend or repeal the bylaws or to adopt new bylaws is vested in the stockholders of the corporation, provided that the corporation may, in its certificate of incorporation, also confer the power to adopt, amend or repeal bylaws upon the corporations's directors. The Aviator, Bayhawk, Mile High and UCB Certificates and the Aviator, Bayhawk, Mile High and UCB By-laws provide that the board of directors may adopt, amend or repeal bylaws. In addition, the UCB Certificate provides the holders of at least
66 2/3% of the voting power of all shares of UCB's capital stock then entitled to vote generally in the election of directors, voting together as a single class, have the power to amend or repeal the UCB By-laws.

SPECIAL MEETING OF SHAREHOLDERS

    Oregon law provides that a special meeting of shareholders may be called by the board of directors or the holders of 10% or more of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting, or by such persons as are specified in the articles of incorporation or bylaws. The Nor'Wester and WVI By-laws permit special meetings of shareholders to be called by the President, the Board of Directors and by the holders of not less than one-tenth of all the outstanding shares of such corporations entitled to vote at the meeting.

    Under Delaware law, a special meeting of stockholders may be called by the board of directors or such other persons as may be authorized by the certificate of incorporation or the bylaws. The Aviator, Bayhawk and Mile High By-laws provide that special meetings may be called by the President or the Board of Directors. The UCB Certificate provides that special meetings of the stockholders can only be called pursuant to a resolution approved by a majority of the UCB Board then in office. Stockholders of UCB are not permitted to call a special meeting of stockholders.

CORPORATE ACTION WITHOUT A MEETING

    Oregon law permits corporate action without a shareholders meeting upon the written consent of all the shareholders entitled to vote on the action.

    Delaware law permits corporate action without a stockholders meeting, without prior notice and without a vote of stockholders upon receipt of written consent of that number of shares that would be necessary to authorize the proposed corporate action at a meeting at which all shares entitled to vote thereon were present and voting, unless the charter expressly provides otherwise. Prompt notice of the taking of action without a meeting by less than unanimous written consent must be given to all stockholders who have not consented in writing. The UCB Certificate provides that, except as may be provided in a resolution or resolutions of the UCB Board providing for any class or series of Preferred Stock, stockholder action cannot be taken by written consent in lieu of a meeting.

DIVIDENDS

    Under Oregon law, the board of directors of a corporation may authorize and the corporation may make distributions (including dividends) to shareholders only if after giving effect to the distribution (i) the corporation would be able to pay its debts as they become due in the usual course of business and
(ii) the corporation's total assets would at least equal the sum of its total liabilities plus, unless the corporation's articles of incorporation permit otherwise, the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

    Under Delaware law, the directors of a corporation are generally permitted to declare and pay dividends out of surplus or out of net profits for the current and/or preceding fiscal year, provided that such dividends will not reduce capital below the amount of capital represented by all classes of issued and outstanding stock having a preference upon the distribution of assets. Also under Delaware law, a corporation may generally redeem or purchase shares of its stock if such redemption or purchase will not impair the capital of the corporation.

CAPITAL STOCK

    The authorized capital stock of UCB consists of 25,000,000 shares of UCB Common Stock and 2,000,000 shares of preferred stock. The authorized preferred stock may be issued without a vote of the holders of UCB Common Stock. The UCB Board is authorized to divide the preferred stock into series and, within the limitations provided by Delaware law and the UCB Certificate, to fix the number, designation, relative rights, preferences, and limitations of the shares of each series so established. The authority of the UCB Board includes the right to fix for each series the dividend rate, redemption price, liquidation rights, sinking fund provisions, conversion rights, and voting rights. If the preferred stock were to be issued, the rights of the holders of UCB Common Stock would be subordinated in certain respects to the rights of the holders of the preferred stock. UCB has no preferred stock outstanding.

    The authorized capital stock of Nor'Wester consists of 10,000,000 shares of Nor'Wester Common Stock and 15,000,000 shares of preferred stock. The authorized preferred stock may be issued without a vote of the holders of Nor'Wester Common Stock. The Nor'Wester Board is authorized to divide the preferred stock into series and, within the limitations provided by Oregon law and the Nor'Wester Articles, to fix the number, designation, relative rights, preferences, and limitations of the shares of each series so established. The authority of the Nor'Wester Board includes the right to fix for each series the dividend rate, redemption price, liquidation rights, sinking fund provisions, conversion rights, and voting rights. If the preferred stock were to be issued, the rights of the holders of Nor'Wester Common Stock would be subordinated in certain respects to the rights of the holders of the preferred stock. Nor'Wester has no preferred stock outstanding.

    The authorized capital stock of Aviator consists of 10,000,000 shares of Aviator Common Stock and no preferred stock. The authorized capital stock of Bayhawk consists of 10,000,000 shares of Bayhawk Common Stock and no preferred stock. The authorized capital stock of Mile High consists of 10,000,000 shares of Mile High Common Stock and no preferred stock. The authorized capital stock of WVI consists of 10,000,000 shares of WVI Common Stock and no preferred stock.

DISSENTERS' AND APPRAISAL RIGHTS

    Under Oregon law, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate acts:

        (i) consummation of a plan of merger to which the corporation is a party if shareholder approval is required and the shareholder is entitled to vote on the merger, or if the corporation is a subsidiary that is merged with its parent under applicable Oregon law providing for the merger of a 90% owned subsidiary into its parent without shareholder approval;

        (ii) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

       (iii) consummation of a sale or exchange of all substantially all of the property of the corporation other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange;

        (iv) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (A) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities or (B) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Oregon law; or

        (v) any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

    Unless the articles of incorporation provide otherwise, dissenters' rights do not apply to the holders of shares of any class or series if the shares of the class or series were registered on a national securities exchange or quoted on the NASDAQ National Market System on the record date for the meeting of shareholders at which the corporate action giving rise to dissenters' rights is to be approved or on the date a copy or summary of the plan of merger is mailed to shareholders pursuant to the procedures for short-form mergers of subsidiaries. Holders of Nor'Wester Common Stock will not have dissenters' rights in connection with the Consolidation since Nor'Wester's Common Stock is quoted on the NASDAQ National Market System, but holders of WVI Common Stock will have dissenters' rights. See "Appraisal Rights."

    Under Delaware law, appraisal rights are available in connection with a statutory merger or consolidation in certain specified situations. Appraisal rights are not available when a corporation is to be the surviving corporation and no vote of its stockholders is required to approve the merger. In addition, unless otherwise provided in the charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 stockholders, unless such stockholders are required by the terms of the merger to accept anything other than (i) shares of stock of the surviving corporation; (ii) shares of stock of another corporation which are or will be so listed on a national securities exchange or designated as a national market system security in an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof. The Aviator, Bayhawk, Mile High and UCB Certificates have no provisions for appraisal rights. Holders of Aviator and Mile High Common Stock will not have appraisal rights in connection with the Consolidation, but holders of Bayhawk Common Stock will have appraisal rights. See "Appraisal Rights."

PROVISIONS RELATING TO DIRECTORS

    Under both Oregon law and Delaware law, a corporation must have a board of directors consisting of at least one director. The Aviator By-laws provide that the Aviator Board of Directors shall consist of not less than one nor more than seven persons. The Board of Directors or stockholders of Aviator may change from time to time the number of directors. The number of directors of Aviator is currently fixed at seven. The Bayhawk By-laws provide that the Bayhawk Board of Directors shall consist of not less than one nor more than seven persons. The Board of Directors or stockholders of Bayhawk may change from time to time the number of directors. The number of directors of Bayhawk is currently fixed at seven. The Mile High By-laws provide that the Mile High Board of Directors shall consist of not less than one nor more than seven persons. The Board of Directors or stockholders of Mile High may change time to time the number of directors. The number of directors of Mile High is currently fixed at one. The Nor'Wester By-laws provide that the Nor'Wester Board shall consist of not less than one nor more than nine persons. The Board of Directors or stockholders of Nor'Wester may change from time to time the number of directors. The number of directors of Nor'Wester is currently fixed at seven. The WVI By-laws provide that the WVI Board shall consist of not less than one nor more than nine persons. The Board of Directors or stockholders of WVI may change from time to time the number of directors. The number of directors of WVI is currently fixed at seven. The UCB By-laws provide that the number of directors of the corporation shall be fixed from time to time exclusively by a vote of a majority of the Board of Directors of UCB then in office, but shall not be less than three. The number of directors of UCB is currently fixed at three.

    The Aviator, Bayhawk, Mile High, Nor'Wester and WVI By-laws provide that vacancies in their respective boards of directors may be filled by shareholders, the board of directors, or the affirmative vote of a majority of the remaining directors if less than a quorum, and that the stockholders may fill any vacancies not filled by the directors. The UCB Certificate provides that the UCB Board shall have the exclusive right to fill vacancies, including vacancies created by expansion of the UCB Board.

    Oregon law permits classification of the board of directors if the articles of incorporation or bylaws so provide. Delaware law permits classification of the board of directors if the certificate of incorporation or an initial bylaw or a bylaw adopted by a vote of the stockholders so provide. None of the Certificates, Articles or By-laws of Nor'Wester, WVI, Aviator, Bayhawk or Mile High provide for classification of directors. The UCB Certificate provides for the UCB Board to be divided into three classes of directors serving staggered three year terms. As a result, approximately one-third of the UCB Board will be elected each year. UCB believes that a classified board will help to assure the continuity and stability of the UCB Board and its business strategies and policies as determined by the UCB Board, because a majority of the directors at any given time will have prior experience as directors of UCB. The provision should also help to ensure that the UCB Board, if confronted with an unsolicited proposal from a third party that has acquired a block of UCB's Common Stock, will have sufficient time to review the proposal, to consider appropriate alternatives and to seek the best available result for all stockholders. This provision could prevent a party who acquires control of a majority of the outstanding UCB Common Stock from obtaining control of the UCB Board until the second annual stockholders' meeting following the date the acquiror obtains the controlling stock interest, could have the effect of discouraging a potential acquiror from making a tender offer or otherwise attempting to obtain control of UCB and could thus increase the likelihood that incumbent directors will retain their positions.

    Under Oregon law, a director may be removed with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Nor'Wester and WVI Articles do not provide that the directors may be removed only for cause. If a director is selected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the director. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against the director's removal. If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

    Under Delaware law, any director or the entire board of directors of a corporation may be removed, with or without cause, by the holders of a majority of the shares then entitled to elect directors. In the case of a corporation whose board is classified, stockholders may effect such removal only for cause unless the charter provides otherwise. The UCB Certificate provides that, except as may be provided in a resolution or resolutions of the UCB Board providing for any class or series of Preferred Stock with respect to any directors elected by the holders of such class or series, directors may be removed by stockholders only for cause and only by the affirmative vote of at least 66 2/3% of the voting power of all of the shares of UCB's capital stock then entitled to vote generally in the election of directors, voting together as a single class. These provisions, in conjunction with the provision of the UCB Certificate authorizing the UCB Board to fill vacant directorships, could prevent stockholders from removing incumbent directors without cause and filling the resulting vacancies with their own nominees.

ADVANCE NOTICE FOR RAISING BUSINESS OR MAKING NOMINATIONS AT MEETINGS

    The UCB By-laws establish an advance notice procedure for stockholder proposals to be brought before a meeting of stockholders of UCB and for nomination by stockholders of candidates for election as directors at an annual meeting or a special meeting at which directors are to be elected. Subject to any other applicable requirements, including without limitation Rule 14a-8 under the Exchange Act, only such business may be conducted at a meeting of stockholders as has been brought before the meeting by, or at the direction of, the UCB Board, or by a stockholder who has given to the Secretary of UCB timely written notice, in proper form, of the stockholder's intention to bring that business before the meeting. The presiding officer at such meeting has the authority to make such determinations. Only persons who are nominated by, or at the direction of, the UCB Board, or who are nominated by a stockholder who has given timely written notice, in proper form, to the Secretary prior to a meeting at which directors are to be elected will be eligible for election as directors of UCB.

    To be timely, a stockholder's notice of nominations or other business to brought before an annual meeting must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders.

    The notice of any nomination for election as a director must set forth: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of UCB capital stock which are beneficially owned by such person, (4) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder and (5) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected). The person submitting the notice of nomination, and any person acting in concert with such person, must provide their names and business addresses, the name and address under which they appear on UCB's books (if they so appear), and the class and number of shares of UCB's capital stock that are beneficially owned by them.

DELAWARE AND OREGON BUSINESS COMBINATION STATUTES--CERTAIN ANTITAKEOVER
  PROVISIONS

    Pursuant to Delaware law, a corporation shall not engage in any business combination with an interested stockholder (generally defined as the holder of 15% or more of the corporation's voting stock) for a period of three years following the date that such stockholder because an interested stockholder, unless (a) the board of directors approved either the business combination or transaction prior to the date that the interested stockholder became an interested stockholder (the Boards of Directors of each of Aviator, Bayhawk and Mile High have approved the Consolidation which will result in UCB becoming a holder of all of the outstanding shares of each company); (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by (i) any persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (c) on or subsequent to the date the stockholder became an interested stockholder, the board of directors approved the transaction and the stockholders approved the transaction, not by written consent, but at an annual or special meeting of stockholders, with an affirmative vote of two-thirds of the outstanding voting stock, excluding any stock owned by the interested stockholder. The restrictions prescribed by the statute will not be applicable if (a) a corporation's charter or bylaws contain a provision expressly providing that the corporation shall not be subject to such statutory restrictions; (b) if the corporation does not have a class of voting stock that is (i) listed on a national securities exchange; (ii) authorized for quotation on an inter-dealer quotation system of a registered national securities associated; or (iii) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken directly or indirectly by an interested stockholder or from a transaction in which a person becomes an interested stockholder; or (c) a stockholder becomes an interested stockholder inadvertently and divests sufficient shares so that the stockholder ceases to be an interested stockholder and would not at any time during the three-year period immediately prior to a business combination between the corporation and the interested stockholder have been an interested stockholder but for the inadvertent acquisition; or (d) the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or required notice to interested stockholders of a proposed transaction: (i) involving (A) a merger or consolidation (except a merger in respect of which no vote of the stockholders of the corporation is required); (B) a sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation having an aggregate market value equal to 50% or more of either the aggregate market value of all the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or (C) a proposed tender offer or exchange offer for 50% or more of the outstanding voting stock of the corporation; (ii) which is with or by a person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the corporation's board of directors; and (iii) which is approved or not opposed by a majority of the members of the board of directors who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of directors. Neither the Aviator, Bayhawk, Mile High nor UCB Certificate nor the Aviator, Bayhawk, Mile High nor UCB By-laws contain any provision expressly providing that the corporation will not be subject to the restrictions prescribed by the statute.

    Pursuant to the Oregon Control Share Act, a person (the "Oregon Acquiror") who acquires voting stock of a public Oregon corporation (the "Oregon Acquired Corporation") in a transaction that results in such Oregon Acquiror holding more than 20%, 33% or 50% of the total voting power of the Oregon Acquired Corporation (an "Oregon Control Share Acquisition") may not vote the shares it acquires in the Oregon Control Share Acquisition ("Oregon Control Shares") unless voting rights are accorded to such Oregon Control Shares by (i) a majority of each voting group entitled to vote and (ii) the holders of a majority of the outstanding voting shares, excluding the Oregon Control Shares held by the Oregon Acquiror and all shares held by officers and employee directors. The term "Oregon Acquiror" includes persons acting as a group.

    The Oregon Acquiror may, but is not required to, submit to the Oregon Acquired Corporation an "Acquiring Person Statement" setting forth certain information about itself and its plans with respect to the Oregon Acquired Corporation. The statement may also request that the Oregon Acquired Corporation call a special meeting of shareholders to determine whether voting rights will be restored to the Oregon Control Shares. If the Oregon Acquiror does not request a special shareholders meeting, the issue of voting rights of Oregon Control Shares will be considered at the next annual or special meeting of the Oregon Acquired Corporation's shareholders. If the Oregon Acquiror's Oregon Control Shares are accorded voting rights and represent a majority or more of all voting power, the Oregon Acquired Corporation's shareholders who do not vote in favor of voting rights for the Oregon Control Shares will have the right to receive the appraised "fair value" of their shares, which may not be less than the highest price paid per share by the Oregon Acquiror for the Oregon Control Shares.

    The Oregon Business Corporation Act governs "business combinations" between corporations and "interested shareholders." The term "business combination" is defined generally to include mergers or consolidations between an Oregon corporation and an "interested shareholder," transactions with an interested shareholder involving the assets or stock of the corporation or its majority-owned subsidiaries, and transactions that increase an interested shareholder's percentage ownership of stock. The term "interested shareholder" is defined generally as any shareholder who becomes a beneficial owner of 15% or more of the corporation's voting stock. Business combinations between corporations and interested shareholders are prohibited for a three-year period following the date that such shareholder became an interested shareholder, unless (i) the corporation has elected in its articles of incorporation not to be governed by the Oregon business combination law (neither Nor'Wester nor WVI made such an election), (ii) prior to the transaction, the corporation's board of directors approves either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder (the Boards of

Directors of both Nor'Wester and WVI have approved the Consolidation which will result in UCB becoming an interested shareholder), (iii) upon consummation of the transaction that made it an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the commencement of the transaction (excluding voting stock owned by directors who are also officers of held in employee benefit plans in which the employees do not have a confidential right to tender or vote stock held by the plan), or (iv) the business combination was approved by the corporation's board of directors and ratified by at least 66 2/3% of the voting stock not owned by the interested shareholder.

    A corporation may provide in its articles of incorporation and/or bylaws that the statutory provisions described above do not apply to its shares. In connection with the Consolidation and Investment, the Boards of Directors of each of Nor'Wester and WVI have amended their Bylaws to provide that the Oregon Control Share Act shall not apply to any transaction in their respective company shares. However, neither Nor'Wester nor WVI has elected to "Opt out" of the provisions of the Oregon Business Combination Act. Therefore, such statutory provisions will apply to acquisitions of shares of Nor'Wester's and WVI's voting stock. The effect of these statutes may be to discourage unfriendly attempts to acquire control of Nor'Wester and WVI.

                                 LEGAL MATTERS

    Orrick, Herrington & Sutcliffe LLP, San Francisco, California is acting as counsel for UCB in connection with certain legal matters relating to the Consolidation and the transactions contemplated thereby, including the validity of the shares of UCB Common Stock to be issued in connection with the Consolidation.

    Ater Wynne Hewitt Dodson & Skerritt, LLP, Portland, Oregon, is acting as counsel for Nor'Wester in connection with certain legal matters relating to the Consolidation and the transactions contemplated thereby. Donaldson, Albert, Tweet, Connolly, Hanna & Muniz, LLP, Salem, Oregon, is acting as counsel for WVI in connection with certain legal matters relating to the Consolidation and the transactions contemplated thereby.

                                    EXPERTS

    The financial statements of Nor'Wester and its subsidiary, and of WVI and its subsidiaries, Aviator, Bayhawk and Mile High, as of December 31, 1995 and 1996 and for each of the three years in the period ended December 31, 1996 included in this Proxy Statement/Prospectus have been so included in reliance on the reports (which reports contain an explanatory paragraph relating to the Companies' ability to continue as a going concern as described in Note 1 to the financial statements) of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    The financial statements of Mendocino Brewing Company, Inc. included in this Proxy Statement/ Prospectus have been audited by Moss Adams LLP, independent public accountants, as indicated in their report with respect thereto, in reliance upon the authority of said firm as experts in accounting and auditing.

                                 OTHER MATTERS

    Nor'Wester's, WVI's, Aviator's, Bayhawk's and Mile High's Board does not intend to bring any matters before the Annual Meetings other than those specifically set forth in the Notices of Annual Meeting and it does not know of any matters to be brought before the Nor'Wester, WVI, Aviator, Bayhawk and Mile High Annual Meeting, respectively, by others. If any other matters properly come before the Nor'Wester, WVI, Aviator, Bayhawk and Mile High Annual Meeting, it is the intention of the persons named in the accompanying proxies to vote such proxies in accordance with the judgment of the Nor'Wester, WVI, Aviator, Bayhawk and Mile High Board, respectively.

                             STOCKHOLDER PROPOSALS

    If the Consolidation is not consummated, the date by which stockholder proposals must be received by Nor'Wester, WVI, Aviator, Bayhawk and Mile High for inclusion in the Proxy Statement and Form of Proxy for each of their respective 1998 Annual Meeting of Stockholders is January 31, 1998. Such stockholder proposals should be submitted to (i) in the case of Nor'Wester, Nor'Wester Brewing , Inc., 66 S.E. Morrison Street, Portland, Oregon 97214,
Attention: Secretary, (ii) in the case of WVI, Willamette Valley, Inc. Microbreweries Across America, 66 S.E. Morrison Street, Portland, Oregon 97214,
Attention: Secretary, (iii) in the case of Aviator, Aviator Ales, Inc., 66 S.E. Morrison Street, Portland, Oregon 97214, Attention: Secretary, (iv) in the case of Bayhawk, Bayhawk Ales, Inc., 66 S.E. Morrison Street, Portland, Oregon 97214,
Attention: Secretary, or (v) in the case of Mile High, Mile High Brewing, 66 S.E. Morrison Street, Portland, Oregon 97214, Attention: Secretary.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                             PAGE
                                                                                                           ---------
NOR'WESTER BREWING COMPANY, INC.
  Report of Independent Accountants......................................................................        F-4
  Consolidated Balance Sheet as of December 31, 1996 and December 31, 1995...............................        F-5
  Consolidated Statement of Operations for the years ended December 31, 1996, December 31, 1995 and
    December 31, 1994....................................................................................        F-6
  Consolidated Statement of Shareholders' Equity for the years ended December 31, 1996, December 31, 1995
    and December 31, 1994................................................................................        F-7
  Consolidated Statement of Cash Flows for the years ended December 31, 1996, December 31, 1995 and
    December 31, 1994....................................................................................        F-8
  Notes to Consolidated Financial Statements.............................................................        F-9
  Condensed Consolidated Balance Sheet as of March 31, 1997 (unaudited) and
    December 31, 1996....................................................................................       F-26
  Condensed Consolidated Statement of Operations for the three months ended
    March 31, 1997 and March 31, 1996 (unaudited)........................................................       F-27
  Condensed Consolidated Statement of Cash Flows for the three months ended
    March 31, 1997 and March 31, 1996 (unaudited)........................................................       F-28
  Notes to Condensed Consolidated Financial Statements (unaudited).......................................       F-29
WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
  AND SUBSIDIARIES
  Report of Independent Accountants......................................................................       F-36
  Consolidated Balance Sheet as of December 31, 1996 and December 31, 1995...............................       F-38
  Consolidated Statement of Operations for the years ended December 31, 1996, December 31, 1995 and
    December 31, 1994....................................................................................       F-39
  Consolidated Statement of Shareholders' Equity for the years ended December 31, 1996, December 31, 1995
    and December 31, 1994................................................................................       F-40
  Consolidated Statement of Cash Flows for the years ended December 31, 1996, December 31, 1995 and
    December 31, 1994....................................................................................       F-41
  Notes to Consolidated Financial Statements.............................................................       F-42
  Condensed Consolidated Balance Sheet as of March 31, 1997 (unaudited) and
    December 31, 1996....................................................................................       F-58
  Condensed Consolidated Statement of Operations for the three months ended
    March 31, 1997 and March 31, 1996 (unaudited)........................................................       F-59
  Condensed Consolidated Statement of Cash Flows for the three months ended
    March 31, 1997 and March 31, 1996 (unaudited)........................................................       F-60
  Notes to Condensed Consolidated Financial Statements (unaudited).......................................       F-61
AVIATOR ALES, INC.
  Report of Independent Accountants......................................................................       F-66
  Balance Sheet as of December 31, 1996 and December 31, 1995............................................       F-67
  Statement of Operations for the years ended December 31, 1996, December 31, 1995 and December 31,
    1994.................................................................................................       F-68
  Statement of Shareholders' Equity for the years ended December 31, 1996, December 31, 1995 and December
    31, 1994.............................................................................................       F-69

                                                                                                             PAGE
                                                                                                           ---------
  Statement of Cash Flows for the years ended December 31, 1996, December 31, 1995 and December 31,
    1994.................................................................................................       F-70
  Notes to Financial Statements..........................................................................       F-71
  Condensed Balance Sheet as of March 31, 1997 (unaudited) and December 31, 1996.........................       F-82
  Condensed Statement of Operations for the three months ended March 31, 1997
    and March 31, 1996 (unaudited).......................................................................       F-83
  Condensed Statement of Cash Flows for the three months ended March 31, 1997
    and March 31, 1996 (unaudited).......................................................................       F-84
  Notes to Condensed Financial Statements (unaudited)....................................................       F-85
BAYHAWK ALES, INC.
  Report of Independent Accountants......................................................................       F-91
  Balance Sheet as of December 31, 1996 and December 31, 1995............................................       F-92
  Statement of Operations for the years ended December 31, 1996, December 31, 1995 and December 31,
    1994.................................................................................................       F-93
  Statement of Shareholders' Equity for the years ended December 31, 1996, December 31, 1995 and December
    31, 1994.............................................................................................       F-94
  Statement of Cash Flows for the years ended December 31, 1996, December 31, 1995 and December 31,
    1994.................................................................................................       F-95
  Notes to Financial Statements..........................................................................       F-96
  Condensed Balance Sheet as of March 31, 1997 (unaudited) and December 31, 1996.........................      F-106
  Condensed Statement of Operations for the three months ended March 31, 1997
    and March 31, 1996 (unaudited).......................................................................      F-107
  Condensed Statement of Cash Flows for the three months ended March 31, 1997 and March 31, 1996
    (unaudited)..........................................................................................      F-108
  Notes to Condensed Financial Statements (unaudited)....................................................      F-109
MILE HIGH BREWING COMPANY
  Report of Independent Accountants......................................................................      F-114
  Balance Sheet as of December 31, 1996 and December 31, 1995............................................      F-116
  Statement of Operations for the years ended December 31, 1996, December 31, 1995 and December 31,
    1994.................................................................................................      F-117
  Statement of Shareholders' Equity for the years ended December 31, 1996, December 31, 1995 and December
    31, 1994.............................................................................................      F-118
  Statement of Cash Flows for the years ended December 31, 1996, December 31, 1995 and December 31,
    1994.................................................................................................      F-119
  Notes to Financial Statements..........................................................................      F-120
  Condensed Balance Sheet as of March 31, 1997 (unaudited) and December 31, 1996.........................      F-132
  Condensed Statement of Operations for the three months ended March 31, 1997
    and March 31, 1996 (unaudited).......................................................................      F-133
  Condensed Statement of Cash Flows for the three months ended March 31, 1997
    and March 31, 1996 (unaudited).......................................................................      F-134
  Notes to Condensed Financial Statements (unaudited)....................................................      F-135

                                                                                                             PAGE
                                                                                                           ---------
MENDOCINO BREWING COMPANY
  Independent Auditor's Report...........................................................................      F-141
  Balance Sheets as of December 31, 1996 and December 31, 1995...........................................      F-142
  Statements of Operations for the years ended December 31, 1996 and December 31, 1995...................      F-144
  Statements of Stockholders' Equity for the years ended December 31, 1996 and December 31, 1995.........      F-145
  Statements of Cash Flows for the years ended December 31, 1996 and December 31, 1995...................      F-146
  Notes to Financial Statements..........................................................................      F-147
  Condensed Balance Sheet as of March 31, 1997 (unaudited)...............................................      F-157
  Condensed Statements of Income for the three months ended March 31, 1997 and March 31, 1996
    (unaudited)..........................................................................................      F-158
  Condensed Statements of Cash Flows for the three months ended March 31, 1997 and March 31, 1996
    (unaudited)..........................................................................................      F-159
  Notes to Condensed Financial Statements (unaudited)....................................................      F-160

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Nor'Wester Brewing Company, Inc.

    In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of changes in shareholders' equity and of cash flows present fairly, in all material respects, the financial position of Nor'Wester Brewing Company, Inc. and its subsidiary at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred significant losses in 1996, has negative working capital of $3,216,897 at year end, is not in compliance with its debt covenants, and has limited access to capital with which to fund future operations. Such factors, among others, raise substantial doubt as to its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    As discussed in Note 12 to the financial statements, the Company entered into an investment agreement subsequent to December 31, 1996 to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity.

    Nor'Wester Brewing Company, Inc. is a member of a group of affiliated companies and, as disclosed in the financial statements, has extensive transactions and relationships with members of the group. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

    As discussed in Note 14, the Company has restated its 1996 financial statements to revise the Company's share of the net losses sustained by North Country Joint Venture, LLC, which was purchased by the Company in October 1996 from WVI, an affiliated company, and to reflect the current classification of its non-revolving credit facility which is due September 30, 1997 as the Company is not in compliance with its debt covenants, and to reflect advances to affiliates as cash used for financing activities.

PRICE WATERHOUSE LLP
Portland, Oregon
March 21, 1997, except as to Note 13, which is as of March 24, 1997, and Note 5,
Note 14 and Note 1 (third paragraph only) which are as of June 23, 1997

                        NOR'WESTER BREWING COMPANY, INC.

                           CONSOLIDATED BALANCE SHEET

                                                                                              DECEMBER 31,
                                                                                       ---------------------------
                                                                                           1996           1995
                                                                                       -------------  ------------
                                                                                        (RESTATED -
                                                                                         NOTE 14)
                                     ASSETS
Current assets:
  Cash and cash equivalents..........................................................  $     252,049  $    276,807
  Accounts receivable................................................................        606,642       582,584
  Income taxes receivable............................................................        103,761       103,761
  Receivables from affiliates (Note 9)...............................................      1,798,350       200,000
  Inventories (Note 2)...............................................................        720,507       663,058
  Assets held for sale (Note 1)......................................................       --             218,000
  Marketing supplies.................................................................         77,530       134,452
  Deferred stock offering costs......................................................       --             386,573
  Prepaid expenses and other current assets..........................................        221,223       123,407
                                                                                       -------------  ------------
    Total current assets.............................................................      3,780,062     2,688,642
Property and equipment, net (Note 3).................................................     11,968,471     4,117,558
Advances to affiliates (Note 9)......................................................       --             500,000
Other noncurrent assets..............................................................         40,000        67,244
                                                                                       -------------  ------------
Total assets.........................................................................  $  15,788,533  $  7,373,444
                                                                                       -------------  ------------
                                                                                       -------------  ------------

                                       LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Line of credit (Note 4)............................................................  $   1,041,000  $    500,000
  Current portion of long-term debt and capital leases (Note 5)......................      1,938,709        41,182
  Notes payable (Note 4).............................................................      1,150,000       --
  Accounts payable...................................................................      2,427,073       870,731
  Container deposits.................................................................        130,921        50,000
  Accrued stock offering costs.......................................................       --             206,000
  Accrued payroll and other liabilities..............................................        309,256       217,125
                                                                                       -------------  ------------
    Total current liabilities........................................................      6,996,959     1,885,038
Long-term debt and capital leases (Note 5)...........................................         11,405     1,474,339
Deferred tax liability (Note 8)......................................................       --             189,964
                                                                                       -------------  ------------
    Total liabilities................................................................      7,008,364     3,549,341
                                                                                       -------------  ------------
Commitments and Contingencies (Notes 5, 10, 12 and 13)
  Shareholders' equity (Notes 6, 7, 12 and 13):
  Preferred stock, 15,000,000 shares authorized in 1996, no shares issued and
    outstanding......................................................................       --             --
  Common stock, no par value, 10,000,000 shares authorized, 3,711,097 and 2,421,554
    shares issued and outstanding at December 31, 1996 and 1995......................     11,064,480     3,356,488
  Retained earnings (accumulated deficit)............................................     (2,284,311)      467,615
                                                                                       -------------  ------------
    Total shareholders' equity.......................................................      8,780,169     3,824,103
                                                                                       -------------  ------------
Total liabilities and shareholders' equity...........................................  $  15,788,533  $  7,373,444
                                                                                       -------------  ------------
                                                                                       -------------  ------------

   The accompanying notes are an integral part of these financial statements.

                        NOR'WESTER BREWING COMPANY, INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                                              YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------
                                                                          1996             1995          1994
                                                                   ------------------  ------------  ------------
                                                                    (RESTATED--NOTE
                                                                          14)
Gross revenues (Notes 9 and 11)..................................    $    6,820,691    $  5,871,737  $  2,564,994
Less excise taxes................................................          (296,609)       (283,979)     (112,079)
                                                                   ------------------  ------------  ------------
Net revenues.....................................................         6,524,082       5,587,758     2,452,915
Cost of goods sold (Note 9)......................................         5,159,889       3,459,902     1,434,139
                                                                   ------------------  ------------  ------------
Gross margin.....................................................         1,364,193       2,127,856     1,018,776
Selling, general and administrative expenses (Note 9)............         4,545,559       1,409,023       741,712
                                                                   ------------------  ------------  ------------
Income (loss) from operations....................................        (3,181,366)        718,833       277,064
Interest and other income (expense), net.........................            38,943         (17,152)       19,840
                                                                   ------------------  ------------  ------------
Income (loss) before income taxes and minority interest in losses
  of consolidated subsidiary companies...........................        (3,142,423)        701,681       296,904
Income tax (benefit) expense (Note 8)............................          (168,000)        258,954         4,900
                                                                   ------------------  ------------  ------------
Net income (loss) before minority interest in losses of
  consolidated subsidiary companies..............................        (2,974,423)        442,727       292,004
Minority interest in losses of consolidated subsidiary
  companies......................................................           222,497         --            --
                                                                   ------------------  ------------  ------------
Net income (loss)................................................    $   (2,751,926)   $    442,727  $    292,004
                                                                   ------------------  ------------  ------------
                                                                   ------------------  ------------  ------------
Net income (loss) per common share...............................    $        (0.74)   $       0.18  $       0.12
                                                                   ------------------  ------------  ------------
                                                                   ------------------  ------------  ------------
Weighted average number of common shares outstanding.............         3,696,041       2,420,787     2,339,849
                                                                   ------------------  ------------  ------------
                                                                   ------------------  ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                        NOR'WESTER BREWING COMPANY, INC.

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

                                                                                       RETAINED
                                                                COMMON STOCK           EARNINGS
                                                          -------------------------  (ACCUMULATED
                                                            SHARES       DOLLARS       DEFICIT)         TOTAL
                                                          ----------  -------------  -------------  -------------
Balances at December 31, 1993...........................   2,233,799  $   2,260,038  $    (267,116) $   1,992,922
Net cash proceeds from common stock offerings (Note
  6)....................................................     183,198      1,083,609       --            1,083,609
Issuance of common stock to employees and distributors
  (Note 7)..............................................       3,276          5,616       --                5,616
Net income..............................................      --           --              292,004        292,004
                                                          ----------  -------------  -------------  -------------
Balances at December 31, 1994...........................   2,420,273      3,349,263         24,888      3,374,151
Issuance of common stock to employees and distributors
  (Note 7)..............................................       1,281          7,225       --                7,225
Net income..............................................      --           --              442,727        442,727
                                                          ----------  -------------  -------------  -------------
Balances at December 31, 1995...........................   2,421,554      3,356,488        467,615      3,824,103
Net proceeds from common stock offering (Note 6)........   1,287,500      7,693,916       --            7,693,916
Issuance of common stock to employees and distributors
  (Note 7)..............................................       2,043         14,076       --               14,076
Net loss................................................      --           --           (2,751,926)    (2,751,926)
                                                          ----------  -------------  -------------  -------------
Balances at December 31, 1996 (Restated-- Note 14)......   3,711,097  $  11,064,480  $  (2,284,311) $   8,780,169
                                                          ----------  -------------  -------------  -------------
                                                          ----------  -------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                        NOR'WESTER BREWING COMPANY, INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                 YEAR ENDED DECEMBER 31,
                                                                       -------------------------------------------
                                                                           1996           1995           1994
                                                                       -------------  -------------  -------------
                                                                        (RESTATED--
                                                                         NOTE 14)
Cash flows from operating activities:
  Net income (loss)..................................................  $  (2,751,926) $     442,727  $     292,004
  Adjustments to reconcile net income (loss) to net cash provided by
    (used for) operating activities:
    Depreciation.....................................................        438,388        198,464        133,572
    Amortization.....................................................         12,032          6,912          4,362
    Deferred income tax expense (benefit)............................       (168,000)       174,900         (6,900)
    Stock grants.....................................................         14,076          7,225          5,616
    Changes in assets and liabilities:
      Accounts receivable............................................        (24,058)      (179,661)      (362,012)
      Other receivables..............................................       --             (116,173)        (3,997)
      Inventories....................................................        (57,449)      (383,161)      (169,642)
      Assets held for sale...........................................       --             (218,000)      --
      Marketing supplies.............................................         56,922        (80,545)       (53,907)
      Prepaid expenses and other current assets......................       (119,780)       (55,172)         2,171
      Accounts payable...............................................      1,556,342        675,182       (108,299)
      Container deposits.............................................         80,921          4,984         45,016
      Accrued payroll and other liabilities..........................         92,131        157,897         (1,011)
                                                                       -------------  -------------  -------------
Net cash provided by (used for) operating activities.................       (870,401)       635,579       (223,027)
                                                                       -------------  -------------  -------------
Cash flows from investing activities:
  Purchases of equipment.............................................     (7,873,255)    (2,094,388)    (1,000,086)
  Increase in other noncurrent assets................................       --              (33,055)       (18,199)
                                                                       -------------  -------------  -------------
Net cash used for investing activities...............................     (7,873,255)    (2,127,443)    (1,018,285)
                                                                       -------------  -------------  -------------
Cash flows from financing activities:
  Stock offering proceeds, net.......................................      7,693,916       --            1,083,609
  Increase in deferred stock offering costs..........................       --             (386,573)      --
  Increase in accrued stock offering costs...........................       --              206,000       --
  Advances to affiliates.............................................     (1,098,350)      (700,000)      --
  Principal payments on capital lease obligation.....................         (2,261)          (633)      --
  Proceeds from long-term debt and line of credit....................      2,125,593      2,000,000       --
                                                                       -------------  -------------  -------------
Net cash provided by financing activities............................      8,718,898      1,118,794      1,083,609
                                                                       -------------  -------------  -------------
Net decrease in cash and cash equivalents............................        (24,758)      (373,070)      (157,703)
Cash and cash equivalents--beginning of period.......................        276,807        649,877        807,580
                                                                       -------------  -------------  -------------
Cash and cash equivalents--end of period.............................  $     252,049  $     276,807  $     649,877
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                        NOR'WESTER BREWING COMPANY, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION AND OPERATIONS

    Nor'Wester Brewing Company, Inc. (the Company) is engaged in the production and sale of high-quality, hand-crafted ales which are sold primarily to distributors in the State of Oregon and at the Company's public house in Portland, Oregon. The Company was organized in December 1992 in the State of Oregon under the name Willamette Valley Brewing Company. The Company was considered a development stage enterprise until December 31, 1993. Through December 31, 1993, the Company devoted significant efforts to raising capital, acquiring property and equipment, and developing viable ales and a market for those ales. The Company recognized its first sales in November 1993. The Company's products are marketed under the "Nor'Wester" label.

    The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has recorded significant losses in the current year, has negative working capital of $3,216,897, is not in compliance with its debt covenants, and has limited access to capital with which to fund future operations. There can be no assurance that the Company will produce and sell its products on a profitable basis to sustain operations. Such factors, among others, raise substantial doubt as to its ability to continue as a going concern.

    In light of significant losses and negative working capital the Company has developed and is implementing plans for the continuation of the business. In particular, the Company has taken steps to: (i) reduce or eliminate cooperative brewing arrangements which proved to be inefficient and costly; (ii) eliminate national roll-out programs in favor of stepped-up regional sales and marketing efforts; (iii) negotiate with past-due creditors which could involve extended terms and payment plans; (iv) restructure bank facilities and loan covenants to ensure loans will not be called and which may allow for additional operating lines; (v) hire and retain high-quality employees familiar with the brewing industry, (vi) use available bridge loans from a proposed investor (see Note 12) to fund operations until new strategies result in positive cash flows and improved profitability, and; (vii) use of proceeds from the disposition of duplicative and/or unutilized assets created by the proposed merger. Management believes these plans will result in the Company sustaining operations as a going concern for next 12 months.

    As part of the plans, subsequent to December 31, 1996, the Company entered into an investment agreement to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity as discussed in
Note 12.

    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

    The accompanying financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        NOR'WESTER BREWING COMPANY, INC.

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of Nor'Wester Brewing Company and its subsidiary, North Country Joint Venture (NCJV) (see
Note 9). NCJV was formed in January 1996. For the first nine months of 1996, the Company owned 61% of NCJV and the remaining 39% was owned by North Country Brewing Company, Inc., an affiliated company. In October 1996, NCJV became a wholly-owned subsidiary of the Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

    REVENUE RECOGNITION

    The Company recognizes revenue upon shipment of its product to customers. Sales are recorded as trade accounts receivable and no collateral is required.

    INVENTORIES

    Inventories are stated at the lower of cost (first-in, first-out basis) or market. Cost includes the purchase price of materials, direct labor and an allocation of indirect production expenses.

    ASSETS HELD FOR SALE

    Assets held for sale at December 31, 1995 consisted of unused brewing equipment. Management was unable to sell these assets; therefore, they were shipped to an affiliated brewery in the State of Washington for use in the cooperative brewing agreement (see Note 9). These assets are included with property, plant and equipment at December 31, 1996.

    DEFERRED STOCK OFFERING COSTS

    As of December 31, 1995, the Company had deferred stock offering costs aggregating $386,573 in connection with a public stock offering which was declared effective by the United States Securities and Exchange Commission (SEC) in January 1996; see also Note 6. In January 1996, these deferred costs were charged against the proceeds received from the common stock offering.

    PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost and are depreciated on the straight-line basis over their estimated useful lives as follows:

Leasehold improvements...........................................  5-21 years
Machinery and equipment..........................................  5-15 years

    Expenditures for repairs and maintenance are charged to operating expenses as incurred. Expenditures for additions and improvements are capitalized. Leasehold improvements are depreciated over the life of the lease or the life of the asset, whichever is shorter.

                        NOR'WESTER BREWING COMPANY, INC.

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    PROPERTY AND EQUIPMENT (CONTINUED)

    In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The Company adopted the statement in fiscal 1996; however, the adoption has not had a significant impact on the Company's financial statements. Management expects the Company's long-lived assets to be used by the newly formed public company (see
Note 12).

    INCOME TAXES

    The Company accounts for income taxes using the asset and liability approach prescribed by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this approach, deferred income taxes are calculated for the expected future tax consequences of temporary differences between the book basis and tax basis of the Company's assets and liabilities.

    NET INCOME (LOSS) PER COMMON SHARE

    All share and per share amounts have been restated to reflect the .602-for-1 reverse stock split discussed in Note 6.

    Net income (loss) per common share is computed based on the weighted average number of common shares outstanding, including common stock equivalent shares from stock options if their effect is dilutive.

    STATEMENT OF CASH FLOWS

    The Company considers short-term investments which are highly liquid, are readily convertible into cash and have original maturities of fewer than three months to be cash equivalents for the purposes of cash flows. For the years ended December 31, 1996, 1995, and 1994, the Company paid interest of $85,166, $56,249, and $0, respectively. Income tax payments of $0, $191,000, and $18,500 were made in 1996, 1995, and 1994, respectively. During 1996, $218,000 in equipment previously recorded as assets held for sale were transferred into the property, plant and equipment balance (see Note 1). In addition, certain equipment was transferred to the Company from affiliated companies. These non-cash transactions have been excluded from the accompanying statement of cash flows. During 1995, the Company obtained approximately $15,000 of assets under a capital lease obligation.

    FAIR MARKET VALUE OF FINANCIAL INSTRUMENTS

    The fair market value of the Company's recorded financial instruments approximates their respective recorded balances, as the recorded assets and liabilities are stated at amounts expected to be realized or paid, or carry interest rates commensurate with current rates for instruments with a similar duration and degree of risk.

                        NOR'WESTER BREWING COMPANY, INC.

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 123

    The Company adopted Statement of Financial Accounting Standards No. 123 (SFAS 123), "Accounting for Stock-Based Compensation," for its year ended December 31, 1996. SFAS 123 was issued by the Financial Accounting Standards Board in October 1995, and allows companies to choose whether to account for stock-based compensation under the current intrinsic method as prescribed in Accounting Principles Board Opinion No. 25 (APB 25) or use the fair value method prescribed in SFAS 123. The Company plans to continue to follow the provisions of APB 25. The impact of adoption does not have a significant effect on the Company's financial position or results of operations (see Note 7).

    RECLASSIFICATIONS

    Certain reclassifications have been made to the 1995 financial statements to conform with financial statement presentation for the year ended December 31, 1996. These reclassifications have no effect on previously reported results of operations or shareholders' equity.

2. INVENTORIES

    Inventories consist of:

                                                                             DECEMBER 31,
                                                                        ----------------------
                                                                           1996        1995
                                                                        ----------  ----------
Beer-making and packaging materials...................................  $  460,423  $  378,384
Work in process (costs relating to unprocessed or unbottled beer
  products)...........................................................      75,553      68,101
Finished goods (beer and related products)............................     184,531     216,573
                                                                        ----------  ----------
                                                                        $  720,507  $  663,058
                                                                        ----------  ----------
                                                                        ----------  ----------

3. PROPERTY AND EQUIPMENT

    Property and equipment consist of:

                                                                          DECEMBER 31,
                                                                   ---------------------------
                                                                       1996           1995
                                                                   -------------  ------------
Land and improvements............................................  $     243,071  $    237,072
Leasehold improvements...........................................      2,338,391       485,200
Equipment........................................................      9,612,828     3,034,972
Construction in progress.........................................        547,792       705,568
                                                                   -------------  ------------
                                                                      12,742,082     4,462,812
Less accumulated depreciation....................................       (773,611)     (345,254)
                                                                   -------------  ------------
                                                                   $  11,968,471  $  4,117,558
                                                                   -------------  ------------
                                                                   -------------  ------------

                        NOR'WESTER BREWING COMPANY, INC.

4. LINE OF CREDIT AND SHORT TERM NOTES PAYABLE

    In October 1995, the Company obtained a $1,000,000 revolving line of credit bearing interest at the bank's reference rate plus 0.5% (8.75% at December 31, 1996). This revolving line of credit expired on December 31, 1996. It is secured by the Company's assets, and contains certain covenants and restrictions (see
Note 5). At December 31, 1996 and 1995, $1,000,000 and $500,000, respectively, was outstanding under this line of credit. In addition, the Company's North Country subsidiary obtained a $50,000 line of credit in 1996 bearing interest at 9.75% of which the outstanding balance was $41,000 at December 31, 1996.

    In October 1996, the president of the Company loaned the Company $250,000 at 10.5% interest. Repayment of the loan is required upon completion of the proposed merger with UBA (see Note 12).

    As of December 31, 1996 the Company had also obtained $900,000 at 11.25% in bridge loans related to an investment agreement the Company entered into (see
Note 12).

5. LONG-TERM DEBT

    In October 1995, the Company obtained a non-revolving credit facility which permits borrowings up to $2,000,000 bearing interest at the bank's reference rate plus 0.5% (8.63% at December 31, 1996). Amounts borrowed under this facility are payable in equal monthly instalments over seven years. At December 31, 1996, $1,936,831 was borrowed under this facility. This non-revolving credit facility and the revolving credit facility discussed in Note 4 are secured by the Company's assets and contain covenants which require the Company to maintain certain financial ratios and prohibit the Company from making any dividend payments without the bank's approval.

    At December 31, 1996, the Company was not in compliance with certain of its loan covenants relating both to the non-revolving credit facility and the revolving line of credit discussed in Note 4. Subsequent to December 31, 1996, the Company received notification that both the non-revolving credit facility and the revolving line of credit would be due and payable September 30, 1997. Accordingly, the entire amount borrowed under the non-revolving credit facility is classified as current in the accompanying consolidated balance sheet.

                        NOR'WESTER BREWING COMPANY, INC.

5. LONG-TERM DEBT (CONTINUED)

    During 1995, the Company also entered into a capital lease obligation related to the acquisition of certain assets. This lease requires monthly payments of $248 through 2002. Principal payments under the Company's credit facility and capital lease are summarized as follows:

                                                                CAPITAL LEASES
YEAR ENDED                                              -------------------------------      DEBT         TOTAL
DECEMBER 31,                                            PRINCIPAL  INTEREST     TOTAL     PRINCIPAL     PRINCIPAL
------------------------------------------------------  ---------  ---------  ---------  ------------  ------------
1997..................................................  $   1,878  $   1,051  $   2,929  $  1,936,831  $  1,938,709
1998..................................................      2,056        888      2,944       --              2,056
1999..................................................      2,239        712      2,951       --              2,239
2000..................................................      2,443        521      2,964       --              2,443
2001..................................................      2,657        313      2,970       --              2,657
Thereafter............................................      2,010         90      2,100       --              2,010
                                                        ---------  ---------  ---------  ------------  ------------
                                                        $  13,283  $   3,575  $  16,858  $  1,936,831     1,950,114
                                                        ---------  ---------  ---------  ------------
                                                        ---------  ---------  ---------  ------------
Less current portion..................................                                                    1,938,709
                                                                                                       ------------
                                                                                                       $     11,405
                                                                                                       ------------
                                                                                                       ------------

6. SHAREHOLDERS' EQUITY

    The Company is authorized to issue 10,000,000 shares of its common stock. Each share of common stock entitles the holder to one vote. At its discretion, the Board of Directors may declare dividends on shares of common stock, although the Board does not anticipate paying dividends in the foreseeable future.

    In November 1995, the Board of Directors authorized, and the shareholders subsequently approved, a .602-for-1 reverse stock split of the Company's common stock. All share and per share amounts in the accompanying financial statements have been adjusted to retroactively reflect this reverse stock split.

    During 1994, the Company sold 183,198 shares at $6.89 per share, respectively, pursuant to a Regulation A public offering filed with the U.S. Securities and Exchange Commission. Cash proceeds, net of offering expenses of $178,625 aggregated $1,083,609 during 1994.

    On January 18, 1996, the Company completed a public offering of 1,115,000 shares of common stock at $7.00 per share. On February 7, 1996, the underwriters exercised an over-allotment option for an additional 172,500 shares of common stock at $7.00 per share. Proceeds to the Company totaled approximately $7,693,000, after offering expenses of approximately $1,320,000.

                        NOR'WESTER BREWING COMPANY, INC.

6. SHAREHOLDERS' EQUITY (CONTINUED)

    In January 1996, the shareholders of the Company authorized 15,000,000 shares of preferred stock to be available for issuance, the terms of which the Board of Directors have the authority to establish. There are no current agreements or understandings for the issuance of any shares of preferred stock.

7. STOCK INCENTIVE AND STOCK GRANT PLANS

    In 1993, the Board of Directors established a pool of 128,482 shares for a stock incentive plan for issuance to employees, consultants, distributors and their employees, and directors of the Company pursuant to the exercise of stock options granted under the plan or stock grants or stock sales. Administration of the plan, including determination of the number of shares to be issued, the term of exercise of any option, the option exercise price, and type of options to be granted, lies with the Board of Directors or a duly authorized committee of the Board of Directors. At December 31, 1994, 39,129 options issued under this plan were outstanding. Of these, 33,687 have an exercise price of $1.99 per share, and 5,442 have an exercise price of $6.89 per share. The options began vesting ratably over a five- to ten-year period beginning in January 1995. During the year ended December 31, 1995, an additional 71,110 options were granted and 40,950 were subsequently cancelled. Of the options granted in 1995, 68,100 had an exercise price of $7.00 per share, 30,000 of which vest ratably over ten years and 38,100 of which vest ratably over five years; 3,010 had an exercise price of $6.65 per share and a vesting period of five years.

    During the year ended December 31, 1996, 77,750 options were granted, and 20,500 were subsequently canceled. Of the options granted in 1996 and still outstanding at December 31, 1996, 17,500 have an exercise price of $7.00 per share and a vesting period of five years, 1,250 have an exercise price of $7.00 per share and a vesting period of two years; 18,500 have an exercise price of $6.75 per share and a vesting period of ten years; 15,000 have an exercise price of $6.75 per share and a vesting period of five years; 2,000 have an exercise price of $5.75 per share and a vesting period of ten years; and 3,000 have an exercise price of $5.75 and a vesting period of one year.

    No compensation expense has been recorded as a result of granting any of the options as all such options were granted with an exercise price equal to the market price on the date of grant. No options have been exercised to date.

    In January 1996, the shareholders of the Company approved an increase to the number of shares available under the Company's stock incentive plan to 360,000 shares. In January 1996, the shareholders also approved the adoption of a non-employee director's stock option plan and the reservation of 40,000 shares thereunder. Additionally, the Company grants shares of common stock to distributors and their employees to establish the Company's distribution network. Eligible persons receive seven shares of stock each. During the years ended December 31, 1996, 1995, and 1994, the Company granted 2,043, 1,281, and 3,276 shares, respectively, to distributors and their employees. Selling, general and administrative expenses for the years ended December 31, 1996, 1995, and 1994 include $14,076, $7,225, and $5,616, respectively, related to the grant of these shares.

                        NOR'WESTER BREWING COMPANY, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. STOCK INCENTIVE AND STOCK GRANT PLANS (CONTINUED)

    The Company has elected to account for its stock-based compensation under Accounting Principles Board Opinion No. 25. The Company has determined that the pro forma effects of applying SFAS 123 would have resulted in a pro forma net loss of $2,812,822 ($0.76 per share) for the year ended December 31, 1996 and pro forma net income of $404,959 ($0.17 per share) for the year ended December 31, 1995. The effects of applying SFAS 123 for providing pro forma disclosure for 1996 and 1995 are not likely to be representative of the effects in reported net income and earnings per share for future years since options vest over several years and additional awards are made each year. This determination was made using the Black-Scholes option pricing model. The weighted average assumptions used for stock option grants for 1996 and 1995 were a risk-free interest rate of 6.27% and 5.88%, respectively, an expected dividend yield of 0% and 0%, respectively, an expected life of 7.07 years and 7.55 years, respectively, and an expected volatility of 57% and 54%, respectively. The weighted average fair value of stock options granted in 1996 and 1995 was $4.06 and $4.01, respectively.

    Options were assumed to be exercised upon vesting for purposes of this valuation. Adjustments are made for options forfeited prior to vesting. For the years ended December 31, 1996 and 1995, the total value of the options granted was computed to be $317,289 and $285,151, respectively, which would be amortized on a straight-line basis over the vesting period of the options.

    Note that all options granted by the Company are expected to be converted to options of the new company expected to be formed at the same conversion rate as the conversion of common stock as discussed in Note 12.

8. INCOME TAXES

    The provision for income taxes consists of:

                                                                 YEAR ENDED DECEMBER 31,
                                                            ----------------------------------
                                                               1996         1995       1994
                                                            -----------  ----------  ---------
Current tax expense:
  Federal.................................................  $   --       $   75,740  $   8,100
  State...................................................      --            8,314      3,700
                                                            -----------  ----------  ---------
                                                                --           84,054     11,800
                                                            -----------  ----------  ---------
Deferred (benefit):
  Federal.................................................     (148,905)    155,660     (4,800)
  State...................................................      (19,095)     19,240     (2,100)
                                                            -----------  ----------  ---------
                                                               (168,000)    174,900     (6,900)
                                                            -----------  ----------  ---------
                                                            $  (168,000) $  258,954  $   4,900
                                                            -----------  ----------  ---------
                                                            -----------  ----------  ---------

                        NOR'WESTER BREWING COMPANY, INC.

8. INCOME TAXES (CONTINUED)

    The benefit for income taxes differs from the amount of incomes taxes determined by applying the U.S. statutory graduated federal rate due to the following:

                                                                         YEAR ENDED DECEMBER 31,
                                                                     -------------------------------
                                                                       1996       1995       1994
                                                                     ---------  ---------  ---------
Federal statutory rate (graduated).................................       34.0%      33.3%      33.4%
State taxes, net of federal benefit................................        4.2%       3.8        4.4
Reserve of net deferred tax assets.................................      (33.1)%    --        --
Permanent differences..............................................       (0.4)%       0.5    --
Utilization of fully reserved tax assets...........................     --         --          (36.1)
Other..............................................................        0.3       (0.7)    --
                                                                     ---------        ---  ---------
                                                                           5.0%      36.9%       1.7%
                                                                     ---------        ---  ---------
                                                                     ---------        ---  ---------

    Deferred tax assets (liabilities) consist of:

                                                                           DECEMBER 31,
                                                                    --------------------------
                                                                        1996          1995
                                                                    -------------  -----------
Tax credit carryforwards..........................................  $      10,109  $    10,108
Fixed assets......................................................       --            --
Net operating loss carryforward...................................      1,639,738      --
Other.............................................................         20,489       11,856
                                                                    -------------  -----------
Gross deferred tax assets.........................................      1,670,336       21,964
                                                                    -------------  -----------
Fixed assets......................................................       (558,839)     189,964
                                                                    -------------  -----------
Gross deferred tax liabilities....................................       (558,839)     189,964
                                                                    -------------  -----------
Deferred tax asset (liability) before valuation allowance.........      1,111,497     (168,000)
Deferred tax valuation allowance..................................     (1,111,497)     --
                                                                    -------------  -----------
Net deferred (liability)..........................................  $    --        $  (168,000)
                                                                    -------------  -----------
                                                                    -------------  -----------

                        NOR'WESTER BREWING COMPANY, INC.

8. INCOME TAXES (CONTINUED)

    Deferred tax assets (liabilities) are classified as follows:

                                                                               DECEMBER 31,
                                                                          ----------------------
                                                                            1996        1995
                                                                          ---------  -----------
Non-current asset.......................................................  $  --      $   --
Non-current liability...................................................     --         (189,964)
Current asset...........................................................                  21,964
                                                                          ---------  -----------
                                                                          $  --      $  (168,000)
                                                                          ---------  -----------
                                                                          ---------  -----------

    The current deferred tax asset at December 31, 1995 is included in prepaid expenses and other current assets in the accompanying balance sheet.

    As of December 31, 1996, the Company had a net operating loss carryforward aggregating approximately $4,168,000 for federal income tax purposes, which may be used to offset future taxable income, if any. The annual utilization of this carryforward may be limited after the Company undergoes the ownership change anticipated by management or fails to meet the continuity of business requirements defined by the Internal Revenue Code (see Note 12). The Company's net operating loss carryforward expires in 2012.

9. RELATED PARTIES

    NATURE OF RELATED PARTIES

    The Company's president partially owns and controls Willamette Valley Vineyards (WVV), a winery in Oregon, and Willamette Valley Inc. Microbreweries across America (WVI), a company organized to establish microbreweries throughout the United States. Additionally, the Company's president is the president of each of the following subsidiaries of WVI: Aviator Ales, Inc. (AAI); Mile High Brewing Company (MHBC); Bayhawk Ales, Inc. (BAI); and North Country Brewing Company, Inc. (NCBCI), development stage companies located in Washington, Colorado, California, and New York, respectively. As a result of certain arrangements between the Company and its affiliates, as well as the Company president's positions with and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and the allocation of the Company president's time.

                        NOR'WESTER BREWING COMPANY, INC.

9. RELATED PARTIES (CONTINUED)

    RELATED PARTY TRANSACTIONS

    The Company has purchased management services from WVV and WVI, consisting of secretarial, accounting, marketing, administrative, stock transfer, and brewery payroll services provided on a cost-plus fee basis. WVV provided such services through June 1994, at which time WVI began providing these services. In 1994, charges for services provided to the Company by WVV and WVI aggregated approximately $260,000, of which approximately $218,000 is included in selling, general and administrative expenses, and $42,000 has been charged against stock offering proceeds in the 1994 financial statements. At December 31, 1995, accounts payable include approximately $45,000 owed to WVI as a result of these transactions. During the year ended December 31, 1995, charges for services provided to the Company by WVI aggregated approximately $363,000 of which approximately $51,000 is included in deferred stock offering costs, and approximately $312,000 is included in selling, general and administrative expenses in the statement of operations for the year ended December 31, 1995. During 1996, charges for services provided to the Company by WVI and WVV aggregated approximately $66,000 all of which is included in selling, general and administrative expenses in the 1996 statement of operations.

    The Company continues to purchase certain management and administrative services from WVI and WVV. In 1996, the Company began providing certain management and administrative services to WVI and WVV as well as to AAI, MHBC, BAI, and NCBCI.

    The Company purchased brewery equipment costing approximately $72,500 in 1994 from one of its shareholders. The Company also purchased brewing equipment costing approximately $53,000 in 1995 from MHBC. In addition, for the years ended December 31, 1996, 1995, and 1994, the Company paid approximately $0, $15,000, and $21,500, respectively, to a shareholder, officer, and member of the Board of Directors for marketing consulting services.

    STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS

    In December 1995, the Company entered into a Strategic Alliance (the "Alliance") with AAI, MHBC, BAI, NCBCI, and WVI. The Company, AAI, MHBC, BAI, NCBCI, and WVI are collectively referred to as "Alliance members," and the Company, AAI, MHBC, and BAI are collectively referred to as the "Cooperative Brewers" and individually referred to as a "Cooperative Brewer." The purpose of the Alliance is to promote and support the growth of all of the Alliance members by increasing production at each Cooperative Brewer's facility and supporting the entry of Nor'Wester products into new markets. To achieve this goal, each Cooperative Brewer has agreed to cooperatively brew Nor'Wester's products, and to support the entry of these products into new markets by facilitating Nor'Wester's access to the Cooperative Brewer's network of distributors.

                        NOR'WESTER BREWING COMPANY, INC.

9. RELATED PARTIES (CONTINUED)

    STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS (CONTINUED)

    The Alliance is created through a Strategic Alliance Agreement between Nor'Wester and AAI, MHBC and BAI. The terms of the Strategic Alliance Agreement and the Cooperative Brewing Agreements are four years, unless earlier terminated under limited circumstances, which include material breach in the case of the Cooperative Brewing Agreements. The Agreements are subject to renewal. Pricing for the purchase of beer produced under the Cooperative Brewing Agreement is at the lesser of cost plus 10% or Nor'Wester's average cost of production at its Nor'Wester Brewery, plus a mark-up of 10%. The Agreement provides that no Alliance member will use the proprietary information or technology of another Alliance member to produce any beer with a flavor profile or appearance that is substantially similar to such Alliance member's beer. With the consent of all Alliance members, additional parties may be added to the Alliance.

    Under the terms of the Cooperative Brewing Agreements, each cooperative brewer will produce Nor'Wester beer, in the amounts and packaging as specified in firm orders submitted by Nor'Wester on a periodic basis. Each cooperative brewer's production of Nor'Wester beer must comply with specifications concerning recipes, quality control procedures, flavor profile and appearance. Nor'Wester has a right to reject beer not meeting its specifications.

    Nor'Wester has acquired certain specified brewing equipment for use of AAI and MHBC in producing Nor'Wester's beer. To the extent that this equipment is not needed for the production of Nor'Wester beers, AAI and MHBC may, upon notice to Nor'Wester, use this equipment to produce their own beer subject to the payment of an agreed-upon lease fee.

    The Cooperative Brewing Agreement requires that the Cooperative Brewer maintain the equipment supplied by Nor'Wester, that Nor'Wester insure this equipment, and that the Cooperative Brewer and Nor'Wester each indemnify the other for damages and losses in connection with the Agreement. Nor'Wester may, at its cost, remove or replace its equipment at any time if market conditions or other circumstances make such action desirable to Nor'Wester.

    Cooperative brewing purchases totaled $1,375,000, which is 27% of the Company's cost of goods sold. Because of the pricing terms surrounding cooperative brewing discussed above, sales of cooperative-brewed beer resulted in reduced margins for the Company. In addition, a significant portion of the beer brewed by AAI and MHBC and purchased by the Company was determined to be unusable. Accordingly, both AAI and MHBC ceased cooperative brewing of Nor'Wester beers in January 1997.

                        NOR'WESTER BREWING COMPANY, INC.

9. RELATED PARTIES (CONTINUED)

    ADVANCES TO AFFILIATES

    In connection with the Cooperative Brewing Agreements with AAI and MHBC described above, Nor'Wester advanced $250,000 to each of AAI and MHBC in December 1995 for the purchase of ingredients and packaging materials for the cooperative brewers' initial production of Nor'Wester's products. In 1996, the Company advanced $100,000, $250,000 and $50,000 to AAI, MHBC and WVI, respectively, for cooperative brewing purchases and for operating expenses. These advances remain outstanding although the cooperative brewing agreement has been terminated. Because these advances will eventually be eliminated when the proposed merger occurs, as discussed in Note 12, these advances have been classified as current receivables from affiliates at December 31, 1996.

    JOINT VENTURE AGREEMENT

    On March 5, 1996, the Company entered into a joint venture agreement with NCBCI. Under the terms of the agreement, the Company contributed $4,000,000 in cash and equipment which was used to construct and operate a brewery in Saratoga Springs, New York, as well as certain intangible assets for a 61% interest in the joint venture known as North Country Joint Venture, LLC (NCJV). The Company also advanced $2,550,000 to the joint venture. NCBCI was to repay the Company $2,550,000 in cash by October 1996 for its 39% of the joint venture in accordance with the agreement. NCBCI did not repay the Company by the date required per the agreement.

    Accordingly, NCBCI's rights to NCJV terminated and Nor'Wester became the 100% owner of NCJV. NCBCI owned 39% of NCJV for the first nine months of the year. Accordingly, the minority interest share in the first-year loss of NCJV is included in the accompanying statement of operations. Because Nor'Wester owned 100% of NCJV at December 31, 1996, no minority interest is recorded in the accompanying balance sheet. The Saratoga Springs brewery makes up approximately 57% of the Company's net fixed assets, and it contributed approximately $154,000 in net revenues since production began in September 1996. The Saratoga Springs brewery has generated losses totaling approximately $979,000 since its inception. The losses are primarily related to start-up expenses and a low level of production during 1996.

    RECEIVABLES FROM AFFILIATES

    The Company has not been repaid for a significant portion of the services provided and cash advanced to the affiliated companies. Accordingly, the Company has recorded on the accompanying balance sheet receivables from affiliates aggregating $1,798,350. Because these receivables are expected to be eliminated or received in cash after the expected merger with UBA occurs (see Note 12), these receivables have been classified as current at December 31, 1996. Receivables from each of the affiliated companies are as follows:

                        NOR'WESTER BREWING COMPANY, INC.

9. RELATED PARTIES (CONTINUED)

WVV............................................................. $   33,814
WVI.............................................................    323,590
AAI.............................................................    570,090
MHBC............................................................    703,446
BAI.............................................................     72,179
NCBCI...........................................................     95,231
                                                                  ---------
                                                                 $1,798,350
                                                                  ---------
                                                                  ---------

    These balances are not expected by management to be fully collected in cash. Instead, a portion will be collected if the assets of MHBC are sold subsequent to December 31, 1996, and the remainder will be considered when the companies are merged into the new company expected to be formed (see Note 12).

10. COMMITMENTS AND CONTINGENCIES

    COMMITMENTS

    The Company has signed five-year leases for its brewery and pub facilities in Oregon and New York which expire on January 31, 2000 and February 15, 2002, respectively. The term of the lease in Oregon is renewable for an additional 10 years. The New York lease has three five-year renewal options. The Company has also entered into a one-year lease, which has a one-year renewal option for storage in Oregon. Annual payments under this lease are $10,800. Annual payments under the leases total $178,740 plus net charges for property taxes, fire insurance, and utilities. Rent payments are adjusted annually based on increases in the consumer price index, limited to no more than a four percent annual increase. The Company paid lease consideration of $50,000 in 1995 to hold the New York facility until construction began. This payment was capitalized and is being amortized over a period of five years.

    Approximate future minimum lease payments for both facilities, including payments under the renewal terms, are:

1997............................................................ $  178,740
1998............................................................    178,740
1999............................................................    167,940
2000............................................................    167,940
2001............................................................    167,940
Thereafter......................................................  1,226,417
                                                                  ---------
                                                                 $2,087,717
                                                                  ---------
                                                                  ---------

                        NOR'WESTER BREWING COMPANY, INC.

10. COMMITMENTS AND CONTINGENCIES (CONTINUED)

    Rent expenses aggregated approximately $190,000, $91,000, and $82,000 for the years ended December 31, 1996, 1995, and 1994, respectively, and are allocated between cost of goods sold and selling, general and administrative expenses in the accompanying statement of operations.

    The Company has entered into agreements with independent distributors for the distribution of the Company's products throughout the United States of America. These agreements contain normal distribution provisions and are cancelable by either the Company or the distributors.

    In addition, due to the nature of the industry the Company operates in, the Company is exposed to certain hazards and liability risks resulting from brewery operations which could impact the Company negatively.

    IMPAIRMENT OF ASSETS AT MHBC

    The Company has assets with a net book value of approximately $400,000 located in Denver, Colorado at the MHBC brewery for use by MHBC for cooperative brewing. Subsequent to December 31, 1996, the management of MHBC formulated a plan to sell the operating assets of MHBC or to pursue contract brewing opportunities. Potential buyers may wish to purchase assets owned by Nor'Wester located at the MHBC brewery. Management of the Company and of MHBC intend to reimburse Nor'Wester in cash at net book value for any of the Company's assets which are sold. The financial statements do not include any adjustments to reflect the outcome of this uncertainty.

11. SIGNIFICANT CUSTOMERS

    In 1996, the Company sold approximately 47% of its products to wholesale distributors located in Oregon. Sales to the Company's largest customers represented 16% of total revenues. For the year ended December 31, 1995, sales to the Company's largest customer represented 19% of total revenues, respectively. For the year ended December 31, 1994, sales to the Company's largest customer represented 28% of total revenues.

12. PROPOSED MERGER AND INVESTMENT BY UBA

    Subsequent to December 31, 1996 the Company and its subsidiary (NCJV) along with its affiliates (WVI, AAI, MHBC and BAI) entered into an investment agreement with United Breweries of America, Inc. (UBA), an entity controlled by the UB Group of Bangalore, India. The agreement provides for Nor'Wester, WVI, AAI, MHBC and BAI to consolidate into a company to be known as United Craft Brewers, Inc. (UCB). This merger will result in the issuance of newly registered shares of UCB common stock in exchange for shares of Nor'Wester, WVI and its subsidiaries. The merger and share exchange will require approval by the Boards of Directors and shareholders of each of the entities. Following consolidation, all shareholders in the Nor'Wester/WVI alliance will hold shares in UCB, a company which is intended to be listed for trading on the Nasdaq National Market system

                        NOR'WESTER BREWING COMPANY, INC.

12. PROPOSED MERGER AND INVESTMENT BY UBA (CONTINUED)

under the symbol ALES. Proposed exchange ratios for each of the entities are as follows, based on an average closing price of $2.63 for Nor'Wester's common stock for the 20 trading days immediately preceding execution of the merger:

COMPANY                                                                         EXCHANGE RATIO
------------------------------------------------------------------------------  --------------
Nor'Wester....................................................................            1:1
WVI...........................................................................      1.99159:1
AAI...........................................................................      2.98739:1
BAI...........................................................................      1.99159:1
MHBC..........................................................................      2.98739:1

    Following the merger, UBA has proposed to invest $8.63 million in exchange for a 45% equity interest in the new entity, UCB. Of the $8.63 million proposed investment by UBA, $2.75 million is in the form of bridge loans conditionally available to Nor'Wester during the consolidation phase. As of March 21, 1997, $1,500,000 has already been loaned to Nor'Wester, the majority of which has been advanced to North Country. At closing, it is anticipated that the bridge loans will be converted into shares of UCB and the remaining $5.88 million cash investment will be made directly in shares of UCB (see Note 13).

    All principal and interest related to the bridge loans is secured by the assets of North Country Joint Venture, the Company's wholly-owned subsidiary, and by the Company's ownership interest in North Country Joint Venture. Repayment of all principal and interest is guaranteed personally by the Company's president.

    The closing of the proposed investment remains subject to (i) approval by the shareholders of each of the companies, (ii) achievement of certain operating results at each of the breweries, (iii) maintenance of certain operating conditions and covenants, including that there shall be no material adverse change in the businesses of the affiliated breweries taken as a whole, (iv) approval by federal and state liquor control agencies, (v) registration with the U.S. Securities and Exchange Commission of UCB shares to be exchanged in the merger, (vi) extension of the Company's $1 million revolving line of credit through September 30, 1997 (see Note 4); and the lender shall have waived any defaults under the line of credit agreement and the line of credit shall have been converted to a term loan (see Note 5), and (vii) such other customary conditions for transactions of this type.

    Immediately following the proposed investment by UBA, UBA would own 45% and the Company's president would own 10% of UCB. The public shareholders of Nor'Wester, WVI, and WVI's subsidiaries would own the remaining 45% of UCB (see
Note 13).

                        NOR'WESTER BREWING COMPANY, INC.

13. SUBSEQUENT EVENTS

    In light of lower than anticipated 1996 results, lower than anticipated first quarter 1997 sales and other operating results and adverse conditions within the craft beer industry in general, representatives of UBA and management and the investment bankers of the affiliated companies are in the process of renegotiating the terms of the UBA investment discussed in Note 12. The renegotiation will reflect a significantly lower valuation and a change in the exchange ratios for the affiliate companies, a reduction in the total amount of cash to be invested by UBA to $5.5 million and a reduction of UBA's percentage ownership position in UCB to 40% following the consolidation. It is anticipated that the $2.75 million bridge loan amount will not be reduced. The existing shareholders in the affiliated Companies would retain a 60% interest in UCB. The exact distribution of ownership interests among shareholders of the affiliated companies has not yet been determined. Management will soon seek Board approval by each of the affiliated companies of any renegotiated terms. Failure of the parties to reach a mutually agreeable renegotiated investment agreement could lead to a loss of the bridge loans and the remainder of the UBA investment which would materially and adversely affect the Company's financial condition and results of operations. There can be no assurance that the proposed merger will be completed or that the Company will obtain the capital needed to sustain operations.


14. RESTATEMENT OF FINANCIAL STATEMENTS

    The accompanying 1996 consolidated financial statements have been restated to revise the Company's share of the net losses sustained by North Country Joint Venture, LLC, which was purchased by the Company in October 1996 from WVI, an affiliated company, and classify the Company's non-revolving credit facility as a current liability as the Company is not in compliance with its debt covenants, and to classify advances to affiliates as cash used for financing activities. The effects of these restatements on the consolidated financial statements are summarized below:

                                                                      AS OF AND FOR THE YEAR
                                                                              ENDED
                                                                        DECEMBER 31, 1996
                                                                    --------------------------
                                                                         AS
                                                                     PREVIOUSLY
                                                                      REPORTED    AS RESTATED
                                                                    ------------  ------------
Consolidated balance sheet:
  Receivables from affiliates.....................................   $1,575,853   $  1,798,350
  Current portion of long-term debt and capital leases............      285,318      1,938,709
  Long-term debt and capital leases...............................    1,664,796         11,405
  Accumulated deficit.............................................   (2,506,808)    (2,284,311)

Consolidated statement of operations:
  Selling, general and administrative expenses....................    4,768,056      4,545,559
  Net loss........................................................   (2,974,423)    (2,751,926)
  Net loss per share..............................................         (.80)         (0.74)

Consolidated statement of cash flows:
  Net cash used for investing activities..........................    8,971,605      7,873,255
  Net cash provided by financing activities.......................    9,817,248      8,718,898

                        NOR'WESTER BREWING COMPANY, INC.

                           CONSOLIDATED BALANCE SHEET

                                                                                       MARCH 31,    DECEMBER 31,
                                                                                         1997           1996
                                                                                     -------------  -------------
                                                                                      (UNAUDITED)
                                                     ASSETS

Current assets:
  Cash and cash equivalents........................................................  $      80,543  $     252,049
  Accounts receivable..............................................................        592,813        606,642
  Income tax receivable............................................................        103,761        103,761
  Receivable from affiliated companies.............................................      1,928,984      1,798,350
  Inventories......................................................................        830,902        720,507
  Marketing supplies...............................................................         77,982         77,530
  Other current assets, net........................................................        336,912        221,223
                                                                                     -------------  -------------
  Total current assets.............................................................      3,951,897      3,780,062
Property and equipment, net........................................................     11,787,919     11,968,471
Other non-current assets, net......................................................         65,000         40,000
                                                                                     -------------  -------------
Total assets.......................................................................  $  15,804,816  $  15,788,533
                                                                                     -------------  -------------
                                                                                     -------------  -------------

                                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Line of credit...................................................................  $   1,041,000  $   1,041,000
  Current portion of long-term debt and capital lease..............................      3,689,289      3,088,709
  Accounts payable.................................................................      2,356,868      2,427,073
  Container deposits...............................................................        127,396        130,921
  Accrued payroll and other liabilities............................................        223,266        309,256
                                                                                     -------------  -------------
  Total current liabilities........................................................      7,437,819      6,996,959
Long-term debt and capital lease...................................................         10,825         11,405
                                                                                     -------------  -------------
  Total liabilities................................................................      7,448,644      7,008,364
Shareholders' equity:
  Common stock, no par value -- 10,000,000 shares authorized, 3,711,097 and
    3,711,097 shares outstanding...................................................     11,064,480     11,064,480
Accumulated Deficit................................................................     (2,708,308)    (2,284,311)
                                                                                     -------------  -------------
Total shareholders' equity.........................................................      8,356,172      8,780,169
                                                                                     -------------  -------------
Total liabilities and shareholders' equity.........................................  $  15,804,816  $  15,788,533
                                                                                     -------------  -------------
                                                                                     -------------  -------------

    The accompanying notes are an integral part of this financial statement.

                        NOR'WESTER BREWING COMPANY, INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                  (UNAUDITED)

                                                                                         THREE MONTHS ENDED MARCH
                                                                                                   31,
                                                                                        --------------------------
                                                                                            1997          1996
                                                                                        ------------  ------------
Gross sales...........................................................................  $  1,317,212  $  1,554,845
Less: excise taxes....................................................................       (63,365)      (75,059)
                                                                                        ------------  ------------
Net sales.............................................................................     1,253,847     1,479,786
Cost of sales.........................................................................       980,409       968,267
                                                                                        ------------  ------------
Gross profit..........................................................................       273,438       511,519
Selling, general and administrative expenses..........................................       578,838       475,471
                                                                                        ------------  ------------
Income (loss) from operations.........................................................      (305,400)       36,048
Interest and other income, net........................................................      (118,597)       38,321
                                                                                        ------------  ------------
Income (loss) before income taxes and minority interest...............................      (423,997)       74,369
Provision for income taxes............................................................       --            (29,004)
                                                                                        ------------  ------------
Income (loss) before minority interest................................................      (423,997)       45,365
Minority interest.....................................................................       --             17,692
                                                                                        ------------  ------------
Net income (loss).....................................................................  $   (423,997) $     63,057
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Net income (loss) per common share....................................................  $      (0.11) $       0.02
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Weighted average number of common shares outstanding..................................     3,696,041     3,651,554
                                                                                        ------------  ------------
                                                                                        ------------  ------------

    The accompanying notes are an integral part of this financial statement.

                        NOR'WESTER BREWING COMPANY, INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                  (UNAUDITED)

                                                                                         THREE MONTHS ENDED MARCH
                                                                                                    31,
                                                                                         -------------------------
                                                                                            1997          1996
                                                                                         -----------  ------------
Cash flows from operating activities:
  Net income...........................................................................  $  (423,997) $     63,057
  Minority interest in loss from joint venture.........................................      --            (17,692)
  Reconciliation of net income to net cash provided by operating activities:
    Depreciation and amortization......................................................      209,707        67,742
    Changes in assets and liabilities:
      Accounts receivable..............................................................       13,829      (126,284)
      Inventories......................................................................     (110,395)       14,732
      Other current assets.............................................................     (116,141)      239,957
      Other non-current assets.........................................................      (25,000)      102,521
      Accounts payable.................................................................      (70,205)     (391,715)
      Accrued liabilities and container deposits.......................................      (89,515)     (259,992)
                                                                                         -----------  ------------
  Net cash (used for) provided by operating activities.................................     (611,717)     (307,674)

Cash flows from investing activities
  Purchases of property and equipment..................................................      (29,155)     (928,938)
                                                                                         -----------  ------------
  Net cash used for investing activities...............................................      (29,155)     (928,938)

Cash flows from financing activities:
  Advances to affiliates...............................................................     (130,634)     (218,966)
  Borrowings (repayments) on long-term debt and line of credit.........................      600,000      (268,718)
  Net proceeds from stock offering.....................................................      --          7,689,840
                                                                                         -----------  ------------
Net cash provided by financing activities..............................................      469,366     7,202,156
                                                                                         -----------  ------------
Net increase (decrease) in cash and cash equivalents...................................     (171,506)    5,965,544

Cash and cash equivalents:
  Beginning of period..................................................................      252,049       276,807
                                                                                         -----------  ------------
  End of period........................................................................  $    80,543  $  6,242,351
                                                                                         -----------  ------------
                                                                                         -----------  ------------

    The accompanying notes are an integral part of this financial statement.

                        NOR'WESTER BREWING COMPANY, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (UNAUDITED)

BASIS OF PRESENTATION

    The Company's consolidated financial statements enclosed herein are unaudited and, because of the seasonal nature of the business and the varying schedule of its special sales efforts, these results are not necessarily indicative of the results to be expected for the entire year. In the opinion of management, the interim financial statements reflect all adjustments, consisting of only normal recurring items which are necessary for a fair presentation of the results for the periods presented. The accompanying financial statements have been prepared in accordance with GAAP and SEC guidelines applicable to interim financial information which require management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The accompanying financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 1996.

    The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has recorded significant losses in the current year, has negative working capital of $3,485,922, is not in compliance with its debt covenants, and has limited access to capital with which to fund future operations. There can be no assurance that the Company will produce and sell its products on a profitable basis to sustain operations. Such factors, among others, raise substantial doubt as to its ability to continue as a going concern.

    In light of significant losses and negative working capital the Company has developed and is implementing plans for the continuation of the business. In particular, the Company has taken steps to: (i) reduce or eliminate cooperative brewing arrangements which proved to be inefficient and costly; (ii) eliminate national roll-out programs in favor of stepped-up regional sales and marketing efforts; (iii) negotiate with past-due creditors which could involve extended terms and payment plans; (iv) restructure bank facilities and loan covenants to ensure loans will not be called and which may allow for additional operating lines; (v) hire and retain high-quality employees familiar with the brewing industry, (vi) use available bridge loans from a proposed investor (see Proposed Merger note) to fund operations until new strategies result in positive cash flows and improved profitability, and; (vii) use of proceeds from the disposition of duplicative and/or unutilized assets created by the proposed merger. Management believes these plans will result in the Company sustaining operations as a going concern for next 12 months.

    As part of the plans, the Company entered into an investment agreement to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity as discussed in the Proposed Merger note.

STATEMENT OF CASH FLOWS

    The Company considers short-term investments which are highly liquid, have maturities of fewer than three months and are readily convertible into cash to be cash equivalents.

    During the quarter ended March 31, 1996 the North Country Brewing Company, Inc. ("NCBCI") entered into a joint venture agreement with the Company relating to the ownership and operation of a brewery in Saratoga Springs, New York. NCBCI financed its minority interest in the joint venture with a short-term note payable in the amount of $2,550,000 to the joint venture. NCBCI has failed to make payment on the

                        NOR'WESTER BREWING COMPANY, INC.

                                  (UNAUDITED)

STATEMENT OF CASH FLOWS (CONTINUED)

note and its interest in the joint venture has been terminated. This non-cash transaction has been excluded from the accompanying statement of cash flows.

INVENTORIES

    Inventories consist of the following:

                                                                     MARCH 31,   DECEMBER 31,
                                                                        1997         1996
                                                                     ----------  ------------
Beer-making and packaging materials................................  $  520,806   $  460,423
Work-in-process....................................................      74,933       75,553
Finished goods.....................................................     235,163      184,531
                                                                     ----------  ------------
                                                                     $  830,902   $  720,507
                                                                     ----------  ------------
                                                                     ----------  ------------

PROPERTY AND EQUIPMENT

    Property and Equipment consists of the following:

                                                                   MARCH 31,    DECEMBER 31,
                                                                     1997           1996
                                                                 -------------  -------------
Land and improvements..........................................  $     243,072  $     243,071
Leasehold improvements.........................................      2,359,098      2,338,391
Equipment......................................................     10,004,764      9,612,828
Construction in progress.......................................        164,303        547,792
                                                                 -------------  -------------
                                                                    12,771,237     12,742,082
Less accumulated depreciation..................................       (983,318)      (773,611)
                                                                 -------------  -------------
                                                                 $  11,787,919  $  11,968,471
                                                                 -------------  -------------
                                                                 -------------  -------------

SHAREHOLDERS' EQUITY

    The Company is authorized to issue 10 million shares of its common stock. Each share of common stock entitles the holder to one vote. At its discretion, the Board of Directors may declare dividends on shares of common stock, although the Board does not anticipate paying dividends in the foreseeable future. During 1996, the Company completed a public offering of 1,115,000 shares of common stock at $7.00 per share. The underwriters for the offering exercised an over-allotment option for an additional 172,500 shares of common stock at $7.00 per share. Net proceeds to the Company totaled approximately $7,693,000, net of selling commissions and offering expenses of approximately $1,320,000. In January 1996, the shareholders of the Company authorized 15 million shares of preferred stock to be available for issuance, the terms of which the Board of Directors have the authority to establish. There are no current agreements or understandings for the issuance of any shares of preferred stock.

NET LOSS PER SHARE

    Net loss per common share is calculated based on the weighted average number of common shares and common share equivalents outstanding during the three month periods ended March 31, 1997 and 1996. Outstanding options to purchase shares of the Company's common shares have not been included in the calculation for the quarter ended March 31, 1997 as their effect would be anti-dilutive.

                        NOR'WESTER BREWING COMPANY, INC.

                                  (UNAUDITED)

LINE OF CREDIT AND NOTES PAYABLE

    The Company had a $1,000,000 revolving bank line of credit bearing interest at the bank's reference rate plus 0.5% (8.75% at March 31, 1997) which expired December 31, 1996 and subsequently extended to September 30, 1997. The line is secured by the Company's assets and contains certain covenants and restrictions (see Proposed Merger note). At March 31, 1997 $1,000,000 was outstanding under this line of credit. In addition, the Company's North Country subsidiary had $41,000 outstanding on a separate line of credit bearing interest at 9.75% at March 31, 1997. The Company has a $250,000 loan payable to its president bearing interest at 10.5%. Repayment of the loan is required upon completion of the proposed merger with UBA (see Proposed Merger note). The Company has a $1.5 million bridge loan payable to UBA, bearing interest at 11.25%, related to an investment agreement the Company entered into during the three months ended March 31, 1997 (see Proposed Merger note). The Company has a $1,842,351 bank term loan which bears interest at the bank's reference rate plus 0.5% (8.63% at March 31, 1997) and is payable in equal monthly installments over seven years. At March 31, 1997, $1,842,351 was borrowed under this facility. This non-revolving credit facility and the revolving credit facility discussed above are secured by the Company's assets and contain covenants which require the Company to maintain financial ratios and prohibit the Company from making any dividend payments without the bank approval. At March 31, 1997, the Company was not in compliance with certain loan covenants relating to both the non-revolving credit facility and the revolving credit facility. The Company is involved in discussions with the lender in order to (i) renew the $1 million revolving line of credit facility to mature on the earlier of September 30, 1997, or 10 days following closing of the investment by UBA (see Proposed Merger note) and (ii) waive the loan covenants associated with theses loans so long as the Company remains in compliance with all terms of the investment agreement and achieves reasonable progress toward closing the investment with UBA. Subsequent to March 31, 1997, the bank notified the Company that the non-revolving credit facility would also be due on September 30, 1997. However, final approval of amendment to the lender's loan agreements has not yet been received. If final approval is not received or if received but the Company subsequently violates the terms of the amendment, then the Company would be in default of its loans which could lead to foreclosure and sale of all or an important part of the Company's assets. Such an event would have a material adverse impact on the Company's business, financial condition and results of operations. The Company is obligated under the provisions of a capital lease to make monthly payments of $248 through the year 2002.

STOCK INCENTIVE AND STOCK GRANT PLANS

    In 1993, the Board of Directors established a pool of 128,482 shares of the Company's common stock for a stock incentive plan for issuance to employees, consultants, distributors and their employees, and directors of the Company pursuant to the exercise of stock options granted under the plan or stock grants or stock sales. Administration of the plan, including determination of the number of shares to be issued, the term of exercise of any option, the option exercise price, and type of options to be granted, lies with the Board of Directors or a duly authorized committee of the Board of Directors. In January 1996, the shareholders of the Company approved an increase to the number of shares available under the Company's stock incentive plan to 360,000 shares. In January 1996, the shareholders also approved the adoption of a non-employee director's stock option plan and the reservation of 40,000 shares thereunder. As of March 31, 1997, options for a total of 266,539 shares have been awarded, net of cancellations. Options have vesting periods ranging from two years to ten years. Exercise prices range from $1.99 per share to $3.25 per share with a weighted average exercise price per share of $3.09. No options have been exercised through March 31, 1997. During the quarter ended March 31, 1997, options for 140,000 shares of the Company's common stock were issued with an exercise price of $3.25 per share. In addition, during the quarter ended March 31, 1997, the Company adjusted the exercise price to $3.25 for all previously issued and outstanding options with an exercise price in excess of $3.25. Subsequent to March 31, 1997 the company re-priced all outstanding options to $1.75. A total of 126,539 options were re-priced. No compensation expense has been recorded as a result of granting any of the options as all such options were granted with an exercise price equal to the market price on the date of grant. Options granted by the Company are expected to be converted to options of the new company expected to be formed in the consolidation of the Company and its affiliates (See Proposed Merger note). The options will be converted at the same conversion rate as the conversion of common stock discussed in the Pending Consolidation note.

INCOME TAXES

    No benefit for income taxes was recognized for the quarters ended March 31, 1997 and 1996 in the accompanying statement of operations as there can be no assurance that the Company will generate taxable income in the future against which such benefits could be realized. At March 31, 1997, the Company had a net operating loss carryforward aggregating approximately $4.6 million for federal income tax purposes, which may be used to offset future taxable income, if any. The annual utilization of this carryforward may be limited if the Company undergoes the ownership change anticipated by management (see Proposed Merger note ) or fails to meet continuity of business requirements defined by the Internal Revenue Code. The Company's net operating loss carryforwards begin expiring in 2013.

RELATED PARTIES

    NATURE OF RELATED PARTIES

    The Company's president, Jim Bernau, partially owns and controls Willamette Valley Vineyards (WVV), a winery in Oregon, and Willamette Valley Inc. Microbreweries across America (WVI), a company organized to establish microbreweries throughout the United States. Additionally, Mr. Bernau is the president of each of the following subsidiaries of WVI: Aviator Ales, Inc.
(AAI); Mile High Brewing Company (MHBC); Bayhawk Ales, Inc. (BAI); and North Country Brewing Company, Inc. (NCBCI); development stage companies located in Washington, Colorado, California and New York, respectively. As a result of certain arrangements between the Company and its affiliates, as well as Mr. Bernau's positions with and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and allocation of Mr. Bernau's time.

    RELATED PARTY TRANSACTIONS

    For the three months ended March 31,1996, the Company purchased human resources and other administrative services from affiliated companies, under a general services agreement at a total cost of $12,150. For the three months ended March 31, 1997, the Company performed these services internally. For the three months ended March 31, 1996, the Company purchased stock and sales support services from an affiliated company, Willamette Valley Vineyards, Inc., for $3,600. For the three months ended March 31, 1997, the Company performed these services internally. Under the general services agreement, the Company provided services such as accounting, sales management and executive oversight to WVI and it's subsidiaries and WVV. The Company charged affiliates $48,567 for such services for the three months ended March 31, 1997 and $60,075 for the three months ended March 31, 1996.

STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS

    The Company has entered into a Strategic Alliance (the "Alliance") with AAI, MHBC, BAI, NCBCI, and WVI. The Company, AAI, MHBC, and BAI are individually referred to as a "Cooperative Brewer." The purpose of the Alliance is to promote and support the growth of all of the Alliance members by increasing production at each Cooperative Brewer's facility and supporting the entry of Nor'Wester products into new markets. To achieve this goal, each Cooperative Brewer agreed to cooperatively brew Nor'Wester's products, and to support the entry of these products into new markets by facilitating Nor'Wester's access to the Cooperative Brewer's network of distributors. However, due to the fact that Nor'Wester's Portland

                        NOR'WESTER BREWING COMPANY, INC.

                                  (UNAUDITED)

STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS (CONTINUED)

Brewery is not currently operating at capacity and it is not attempting to develop other regional markets for its products, the Cooperative Brewing Agreements are not being utilized. Should the consolidation occur as planned (see Proposed Merger note), the Strategic Alliance and agreements thereunder will terminate. In connection with the Cooperative Brewing Agreement with AAI and MHBC described above, Nor'Wester advanced $250,000 to each of AAI and MHBC during 1995 for the purchase of ingredients and packaging materials for the cooperative brewer's initial production of Nor'Wester's products. In 1996, the Company advanced $100,000 and $350,000 to AAI and MHBC, respectively, for the cooperative brewing purchases and operating expenses. In addition, the Company provided a loan of $35,000 to Bayhawk Ales, Inc. ("BAI") for the purchase of a grain silo and milling system to reduce cooperative brewing costs. At March 31, 1997 these advances remain outstanding. Because management expects these advances will eventually be eliminated when the proposed merger occurs, as discussed in the Proposed Merger note, these advances have been classified as current receivables from affiliates at March 31, 1997.

JOINT VENTURE AGREEMENT AND PRINCIPLES OF CONSOLIDATION

    In 1996, the Company entered into a joint venture agreement with NCBI for the purpose of constructing, owning and operating a brewery in Saratoga Springs, New York (the "Saratoga Springs Brewery"). Under the terms of this agreement, the Company contributed $4,000,000 in cash and equipment which was used to construct and operate the brewery, as well as certain intangible assets for a 61% interest in the joint venture known as North Country Joint Venture, LLC (NCJV). The Company also advanced $2,550,000 to the joint venture. NCBCI was to repay the Company $2,550,000 in cash by October 1996 for its 39% of the joint venture in accordance with the agreement. NCBI did not repay the Company. Accordingly, NCBCI's rights to NCJV terminated and Nor'Wester became the 100% owner of NCJV. Because Nor'Wester owned 100% of NCJV at March 31, 1997, no minority interest is recorded in the accompanying balance sheet or statement of operations. The Saratoga Springs brewery makes up approximately 57% of the Company's net fixed assets.

RECEIVABLES FROM AFFILIATES

    The Company has not been repaid for a significant portion of the services provided and cash advanced to the affiliated companies. Accordingly, the Company has recorded on the accompanying balance sheet receivables from affiliates aggregating $1.9 million. Because these receivables are expected to be eliminated or received in cash after the proposed merger with UBA occurs (see Proposed Merger note), these receivables have been classified as current at March 31, 1997. Receivables from each of the affiliated companies are as follows:

WVV............................................................. $   21,093
WVI.............................................................    379,275
AAI.............................................................    629,857
MHB.............................................................    735,134
BAI.............................................................     67,497
NCBI............................................................     96,128
                                                                  ---------
                                                                 $1,928,984
                                                                  ---------
                                                                  ---------

    These balances are not expected by management to be fully collected in cash. Instead, a portion is expected to be collected if the assets of MHBC are sold subsequent to March 31, 1997, and the remainder are expected to be eliminated when the companies are merged into the new company expected to be formed (see Proposed Merger note).

                        NOR'WESTER BREWING COMPANY, INC.

                                  (UNAUDITED)


COMMITMENTS AND CONTINGENCIES

    COMMITMENTS

    The Company has entered into five-year operating lease arrangements for brewery and pub facilities in Oregon and New York which expire on January 31, 2000 and February 15, 2002, respectively. The term of the lease in Oregon is renewable for an additional 10 years. The New York lease has three five-year renewal options. Annual payments under the leases total $178,740 (totaling approximately $2,078,717, including payments under renewal terms, over the terms of the leases) plus net charges for property taxes, fire insurance, and utilities. Rent payments are adjusted annually based on increases in the consumer price index, limited to no more than a four percent annual increase. The Company paid lease consideration of $50,000 in 1995 to hold the New York facility until construction began. This payment was capitalized and is being amortized over a period of five years.

    Significant Customers--A significant portion of the Company's sales are to distributors located in Oregon.

PROPOSED MERGER, BRIDGE LOAN, AND SUBSEQUENT INVESTMENT BY UBA

    PROPOSED MERGER AND INVESTMENT BY UBA

    During the quarter ended March 31, 1997, the Company, along with its affiliates (WVI, AAI, MHBC and BAI) entered into an investment agreement with United Breweries of America, Inc. (UBA), an entity controlled by the UB Group of Bangalore, India. The agreement provides for Nor'Wester, WVI, AAI, MHBC and BAI to merge into a company to be known as United Craft Brewers (UCB). This proposed merger will result in the issuance of newly registered shares of UCB common stock in exchange for shares of Nor'Wester, WVI and its subsidiaries. The merger and share exchange will require approval by the Boards of Directors and shareholders of each of the entities. Following the merger, all shareholders in the Nor'Wester /WVI alliance will hold shares in UCB, a company which is intended to be listed for trading on the Nasdaq National Market system under the symbol ALES. Proposed exchange ratios for each of the entities are as follows, based on an average closing price of $2.63 for Nor'Wester's common stock for the 20 trading days immediately preceding execution of the merger:

COMPANY                                                                         EXCHANGE RATIO
------------------------------------------------------------------------------  --------------
Nor'Wester....................................................................      1.00000:1
WVI...........................................................................      1.99159:1
AAI...........................................................................      2.98739:1
BAI...........................................................................      1.99159:1
MHBC..........................................................................      2.98739:1

    Following the proposed merger, UBA has proposed to invest $8.63 million in exchange for a 45% equity interest in the new entity, UCB. Of the $8.63 million proposed investment by UBA, $2.75 million is in the form of bridge loans conditionally available to Nor'Wester during the consolidation phase. As of March 31, 1997, $1.5 million has already been loaned to Nor'Wester, the majority of which has been advanced to North Country. At closing, it is anticipated that the bridge loans will be converted into shares of UCB and the remaining $5.88 million cash investment will be made directly in shares of UCB.

    All principal and interest related to the bridge loans is secured by the assets of North Country Joint Venture, Nor'Wester's wholly-owned subsidiary, and by Nor'Wester's ownership interest in North Country Joint Venture. Repayment of all principal and interest is guaranteed personally by the Company's president. The closing of the proposed investment remains subject to (i) approval by the shareholders of each of the companies, (ii) achievement of certain operating results at each of the breweries, (iii)

                        NOR'WESTER BREWING COMPANY, INC.

                                  (UNAUDITED)

PROPOSED MERGER, BRIDGE LOAN, AND SUBSEQUENT INVESTMENT BY UBA (CONTINUED)

maintenance of certain operating conditions and covenants, including that there shall be no material adverse change in the businesses of the affiliated breweries taken as a whole, (iv) approval by federal and state liquor control agencies, (v) registration with the U.S. Securities and Exchange Commission of UCB shares to be exchanged in the merger, (vi) extension of Nor'Wester's $1 million revolving line of credit through September 30, 1997 and the lender shall have waived any defaults under the line of credit agreement and the line of credit shall have been converted to a term loan and (vii) such other customary conditions for transactions of this type.

    Immediately following the proposed investment by UBA, UBA would own 45% and the Company's president would own 10% of UCB. The public shareholders of Nor'Wester, WVI, and subsidiaries would own the remaining 45% of UCB.

IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

    In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 128 "Earnings Per Share" ("SFAS 128") and Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure" ("SFAS 129") which are effective for fiscal years ending after December 15, 1997. The Company believes the implementation of these statements will not have a material effect on its results of operations or financial statement disclosures.

RENEGOTIATION OF MERGER AND INVESTMENT BY UBA

    In light of lower than anticipated 1996 operating results, lower than anticipated first quarter 1997 sales and other operating results and adverse conditions with the craft beer industry in general, representatives of UBA and management and the investment bankers of the affiliated companies are in the process of renegotiating the terms of the UBA investment discussed in the Proposed Merger note. The renegotiation will reflect a significantly lower valuation for the affiliated companies, a reduction in the total amount of cash to be invested by UBA to $5.5 million and a reduction of UBA's percentage ownership position in UCB to 40% following consolidation. It is anticipated that the $2.75 million bridge loan will not be reduced. The existing shareholders in the affiliated Companies would retain a 60% interest in UCB. The exact distribution of ownership interests among shareholders of the affiliated companies has not yet been determined. Management will soon seek Board approval by each of the affiliated companies of any renegotiated terms. Failure of the parties to reach a mutually agreeable renegotiated investment agreement could lead to a loss of the bridge loans and the remainder of the UBA investment which would materially and adversely affect the Company's financial condition and results of operations. There can be no assurance that the proposed merger will be completed or that the Company will obtain the capital needed to sustain operations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Willamette Valley, Inc. Microbreweries across America
(A Development Stage Company)

    In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of shareholders' equity and of cash flows present fairly, in all material respects, the financial position of Willamette Valley, Inc. Microbreweries across America (a development stage company) and its subsidiaries at December 31, 1996 and 1995 and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1996 and for the period from inception (December 2, 1993) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is a development stage company which has only a limited and unprofitable operating history, has negative working capital of $2,914,247 and has limited access to capital with which to fund future operations. Management's plans in regard to these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Subsequent to December 31, 1996, the management of Mile High Brewing Company (MHBC), a majority-owned subsidiary of the Company, formalized and approved a plan to sell the operating assets of MHBC or to pursue contract brewing opportunities. Accordingly, the assets have been reported at estimated fair value at December 31, 1996 and management has recorded an impairment loss of $1,018,879 in the accompanying statement of operations for the year ended December 31, 1996. Such factors, among others, raise substantial doubt about its ability to continue as a going concern.

    As discussed in Note 12 to the financial statements, the Company and its subsidiaries entered into an investment agreement subsequent to December 31, 1996 to be merged with other affiliated companies and convert their stock into shares of a new publicly traded entity.

To the Board of Directors and Shareholders of Willamette Valley, Inc. Microbreweries across America
(A Development Stage Company)
Page 2


Willamette Valley, Inc. Microbreweries across America is a member of a group of affiliated companies and, as disclosed in the financial statements, has extensive transactions and relationships with members of the group. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

    As discussed in Note 14 to the financial statements, the Company has restated its 1996 financial statements to revise the Company's share of the net losses sustained for the period from January 1, 1996 to September 30, 1996 by North Country Joint Venture, LLC, which was sold by the Company in October 1996 to Nor'Wester Brewing Company, Inc., an affiliated company, and to reduce the impairment loss by the amount of future estimated operating losses initially included therein relating to a contract brewing arrangement of Mile High Brewing Company, a majority-owned subsidiary of the Company. Such losses will be recorded in 1997 as incurred.

PRICE WATERHOUSE LLP

Portland, Oregon

March 21, 1997, except as to Notes 13 and 14, which are as of March 24, 1997, and Note 1 (third paragraph only) which is as of June 23, 1997

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                                                                          DECEMBER 31,
                                                                                --------------------------------
                                                                                      1996             1995
                                                                                -----------------  -------------
                                                                                (RESTATED--NOTE 14)

                                                     ASSETS
Current assets:
  Cash and cash equivalents...................................................    $      90,492    $   1,117,134
  Accounts receivable.........................................................          211,078          123,026
  Receivables from affiliates (Note 8)........................................         --                198,569
  Inventories (Notes 2 and 11)................................................          349,870          368,656
  Prepaid expenses and other current assets...................................            8,170          215,712
                                                                                -----------------  -------------
    Total current assets......................................................          659,610        2,023,097
Property and equipment, net (Notes 3 and 11)..................................        5,124,746        5,460,152
Deposits for the purchase of equipment........................................         --                 51,000
Other non-current assets......................................................         --                161,177
                                                                                -----------------  -------------
Total assets..................................................................    $   5,784,356    $   7,695,426
                                                                                -----------------  -------------
                                                                                -----------------  -------------

                                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt and capital lease
    obligations (Note 4)......................................................    $      73,328    $      19,522
  Accounts payable............................................................        1,470,891          406,797
  Accrued liabilities.........................................................          149,650          220,870
  Container deposits..........................................................           34,922         --
  Reserve for impairment loss (Note 11).......................................           50,000         --
  Payable to affiliated companies (Note 8)....................................        1,795,066           22,698
                                                                                -----------------  -------------
    Total current liabilities.................................................        3,573,857          669,887
Long-term debt and capital lease obligations (Note 4).........................          298,888          108,415
Advance from affiliate (Note 8)...............................................         --                700,000
Deferred rent (Note 9)........................................................           70,103           91,328
                                                                                -----------------  -------------
                                                                                      3,942,848        1,569,630
                                                                                -----------------  -------------
Minority interest.............................................................          283,706        1,871,191
                                                                                -----------------  -------------
Commitments (Notes 9, 12 and 13)

Shareholders' equity (Notes 6, 7, 12 and 13):
  Common stock, $.01 par value, 10,000,000 shares authorized, 4,860,996 and
    4,850,796 shares issued and outstanding...................................           48,610           48,508
  Additional paid-in capital..................................................        5,453,712        5,686,386
  Deficit accumulated during development stage................................       (3,944,520)      (1,480,289)
                                                                                -----------------  -------------
    Total shareholders' equity................................................        1,557,802        4,254,605
                                                                                -----------------  -------------
Total liabilities and shareholders' equity....................................    $   5,784,356    $   7,695,426
                                                                                -----------------  -------------
                                                                                -----------------  -------------

   The accompanying notes are an integral part of these financial statements.

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                                      CUMULATIVE
                                                                                                     AMOUNTS FROM
                                                                                                       INCEPTION
                                                                              YEAR ENDED             (DECEMBER 2,
                                                                             DECEMBER 31,              1993) TO
                                                                   --------------------------------  DECEMBER 31,
                                                                         1996             1995           1996
                                                                   -----------------  -------------  -------------
                                                                   (RESTATED--NOTE 14)
Revenues:
  Gross sales of beer and related retail products
    (Notes 8 and 10).............................................    $   3,967,975    $     582,908  $   4,594,582
  Less excise taxes..............................................         (208,471)         (25,194)      (233,665)
                                                                   -----------------  -------------  -------------
Net sales........................................................        3,759,504          557,714      4,360,917
Management services to affiliated companies (Note 8).............          109,800          653,776        893,190
                                                                   -----------------  -------------  -------------
                                                                         3,869,304        1,211,490      5,254,107
                                                                   -----------------  -------------  -------------
Cost of sales:
Cost of beer and related retail products.........................        4,148,847          615,518      4,787,853
Management services to affiliated companies (Note 8).............          109,800          570,507        799,527
                                                                   -----------------  -------------  -------------
                                                                         4,258,647        1,186,025      5,587,380
                                                                   -----------------  -------------  -------------
Gross (deficit) margin...........................................         (389,343)          25,465       (333,273)
Selling, general and administrative expenses (Note 8)............        2,229,018        2,176,410      4,715,974
Estimated impairment loss (Note 11)..............................        1,018,879         --            1,018,879
Write-off of stock offering costs (Note 6).......................          461,969         --              461,969
                                                                   -----------------  -------------  -------------
Loss from operations.............................................       (4,099,209)      (2,150,945)    (6,530,095)
Interest income (expense)........................................          (34,801)         175,984        224,589
Other expense....................................................         (183,316)        --             (183,316)
                                                                   -----------------  -------------  -------------
Loss before income taxes and minority interest in losses of
  consolidated subsidiary companies..............................       (4,317,326)      (1,974,961)    (6,488,823)
Income taxes (Note 5)............................................         --               --             --
                                                                   -----------------  -------------  -------------
Loss before minority interest in losses of consolidated
  subsidiary companies...........................................       (4,317,326)      (1,974,961)    (6,488,823)
Minority interest in losses of consolidated subsidiary
  companies......................................................        1,853,095          644,119      2,544,303
                                                                   -----------------  -------------  -------------
Net loss as a development stage company..........................    $  (2,464,231)   $  (1,330,842)    (3,944,520)
                                                                   -----------------  -------------  -------------
Net loss per common share........................................    $       (0.51)   $       (0.27) $       (1.10)
                                                                   -----------------  -------------  -------------
                                                                   -----------------  -------------  -------------
Weighted average number of common shares outstanding.............        4,852,513        4,850,796      3,602,166
                                                                   -----------------  -------------  -------------
                                                                   -----------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                 CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
         PERIOD FROM INCEPTION (DECEMBER 2, 1993) TO DECEMBER 31, 1996

                                                                                                 DEFICIT
                                                                                               ACCUMULATED
                                                                    ADDITIONAL     COMMON        DURING
                                               COMMON STOCK          PAID-IN        STOCK      DEVELOPMENT
                                             SHARES      AMOUNT      CAPITAL     SUBSCRIPTION     STAGE          TOTAL
                                          ------------  ---------  ------------  -----------  -------------  -------------
Balances, December 2, 1993..............       --       $  --      $    --        $  --       $    --        $    --
WVI common stock subscription...........     3,353,826     33,538        77,573    (111,111)       --             --
                                          ------------  ---------  ------------  -----------  -------------  -------------
Balances, December 31, 1993.............     3,353,826     33,538        77,573    (111,111)       --             --
Proceeds from WVI common stock issuance
  to founders ($0.03 per share).........       --          --           --          111,111        --              111,111
Net proceeds from WVI common stock
  offerings ($1.65 per share)...........     1,496,970     14,970     2,164,607      --            --            2,179,577
Interest in net proceeds from offerings
  of majority-owned subsidiary
  company...............................       --          --         2,611,633      --            --            2,611,633
Net loss................................                                                           (149,447)      (149,447)
                                          ------------  ---------  ------------  -----------  -------------  -------------
Balances, December 31, 1994.............     4,850,796     48,508     4,853,813      --            (149,447)     4,752,874
Interest in net proceeds from offerings
  of majority-owned subsidiary
  company...............................       --          --           832,573      --            --              832,573
Net loss................................       --          --           --           --          (1,330,842)    (1,330,842)
                                          ------------  ---------  ------------  -----------  -------------  -------------
Balances, December 31, 1995.............     4,850,796     48,508     5,686,386      --          (1,480,289)     4,254,605
Shares granted to employees.............        10,200        102        20,298      --            --               20,400
Decrease in interest in majority-owned
  subsidiary company....................       --          --          (252,972)     --            --             (252,972)
Net loss................................       --          --           --           --          (2,464,231)    (2,464,231)
                                          ------------  ---------  ------------  -----------  -------------  -------------
Balance, December 31, 1996
  (Restated--Note 14)...................     4,860,996  $  48,610  $  5,453,712   $  --       $  (3,944,520) $   1,557,802
                                          ------------  ---------  ------------  -----------  -------------  -------------
                                          ------------  ---------  ------------  -----------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                      CUMULATIVE
                                                                                                     AMOUNTS FROM
                                                                                                       INCEPTION
                                                                              YEAR ENDED             (DECEMBER 2,
                                                                             DECEMBER 31,              1993) TO
                                                                   --------------------------------  DECEMBER 31,
                                                                         1996             1995           1996
                                                                   -----------------  -------------  -------------
                                                                   (RESTATED-NOTE 14)
Cash flows from operating activities:
  Net loss.......................................................    $  (2,464,231)   $  (1,330,842) $  (3,944,520)
  Minority interest in losses of consolidated subsidiary
    companies....................................................       (1,853,095)        (644,119)    (2,544,303)
Reconciliation of net loss to net cash used by operating
  activities:
  Depreciation...................................................          441,154          217,672        667,863
  Deferred rent..................................................           22,152           91,328        113,480
  Write-down of assets due to impairment loss....................        1,018,879         --            1,018,879
  Shares of WVI and subsidiary company granted to employees......           33,782           10,870         44,652
  Changes in assets and liabilities:
    Accounts receivable..........................................          (88,052)        (119,393)      (211,078)
    Receivables from affiliates..................................          198,569         (190,640)      --
    Other receivables............................................         --                 32,813       --
    Inventories..................................................         (167,914)        (343,984)      (536,570)
    Prepaid expenses and other current assets....................          207,542         (208,908)        (8,170)
    Accounts payable.............................................        1,064,094          281,145      1,470,891
    Accrued liabilities and container deposits...................          (36,298)          41,859        184,572
                                                                   -----------------  -------------  -------------
  Net cash used by operating activities..........................       (1,623,418)      (2,162,199)    (3,744,304)
                                                                   -----------------  -------------  -------------
Cash flows from investing activities:
  Deposits for equipment.........................................          (51,000)         (40,000)       (51,000)
  Purchases of property and equipment, net of disposals..........         (347,744)      (4,524,871)    (5,995,776)
  Purchase of other non-current assets...........................         --               (146,583)      (161,172)
                                                                   -----------------  -------------  -------------
Net cash used by investing activities............................         (398,744)      (4,711,454)    (6,207,948)
                                                                   -----------------  -------------  -------------
Cash flows from financing activities:
  Increase in advances and other payables to affiliates..........        1,072,368          722,698      1,795,066
  Principal payments on capital lease obligations................          (76,848)         (11,041)       (87,889)
  Proceeds from WVI and subsidiary company stock offerings.......         --              1,462,443      8,335,567
                                                                   -----------------  -------------  -------------
Net cash provided by financing activities........................          995,520        2,174,100     10,042,744
                                                                   -----------------  -------------  -------------
Net (decrease) increase in cash and cash equivalents.............       (1,026,642)      (4,699,553)        90,492
Cash and cash equivalents at beginning of period.................        1,117,134        5,816,687       --
                                                                   -----------------  -------------  -------------
Cash and cash equivalents at end of period.......................    $      90,492    $   1,117,134  $      90,492
                                                                   -----------------  -------------  -------------
                                                                   -----------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION AND OPERATIONS

    Willamette Valley, Inc. Microbreweries across America (WVI) is a development stage company formed on December 2, 1993 to establish a series of microbreweries throughout the United States using a consumer-owned capitalization plan and certain marketing strategies. Each microbrewery will produce and sell high-quality ales marketed under a label developed specifically for each microbrewery. WVI plans to establish each microbrewery as a subsidiary and expects to retain control and a substantial interest in each microbrewery following completion of the microbrewery's initial public offering. As of December 31, 1996, WVI has established four microbreweries, three of which have raised capital in public offerings of their stock and have begun producing beer. In July 1994, WVI began providing management services to its subsidiaries and to other affiliated companies (see Note 8).

    The Company was organized under the laws of the State of Delaware. From the date of inception (December 2, 1993) through December 31, 1996, WVI's efforts have been directed primarily toward organizing and issuing a public offering of shares of its common stock and providing support to its subsidiaries in their efforts to raise additional capital and to build and equip their breweries.

    The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. WVI is a development stage company which has only a limited and unprofitable operating history, has negative working capital of $2,914,247 and has limited access to capital with which to fund future operations. There can be no assurance that WVI or its subsidiaries will produce and sell its products on a profitable basis to sustain operations. Such factors, among others, raise substantial doubt as to the Company's ability to continue as a going concern.

    In light of significant losses and negative working capital the Company has developed and is implementing plans for the continuation of the business. In particular, the Company has taken steps to: (i) reduce or eliminate cooperative brewing arrangements which proved to be inefficient and costly; (ii) eliminate national roll-out programs in favor of stepped-up regional sales and marketing efforts; (iii) negotiate with past-due creditors which could involve extended terms and payment plans; (iv) hire and retain high-quality employees familiar with the brewing industry, (v) use available bridge loans from a proposed investor (see Note 12) to fund operations until new strategies result in positive cash flows and improved profitability, and; (vi) use of proceeds from the disposition of duplicative and/or unutilized assets created by the proposed merger. Management believes these plans will result in the Company sustaining operations as a going concern for next 12 months.

    As part of the plans, subsequent to December 31, 1996, the Company entered into an investment agreement to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity as discussed in
Note 12. Management intends to streamline its operations and gain efficiencies as a result of the proposed merger and investment.

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

    The accompanying financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of WVI and its four subsidiaries, Aviator Ales, Inc. (AAI); Mile High Brewing Company (MHBC); Bayhawk Ales, Inc. (BAI); and North Country Brewing Company Inc. (NCBCI) (collectively, "the Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

    MINORITY INTEREST

    The minority interest represents the minority shareholders' share of the equity and net losses of AAI, MHBC, and BAI. The minority shareholders' interests in AAI, MHBC, and BAI are approximately 49%, 49% and 43%, respectively, at December 31, 1996. The minority shareholders' interests in AAI, MHBC, and BAI were approximately 35%, 49%, and 43%, respectively, at December 31, 1995. There is no minority interest in the accounts of NCBCI as it is a wholly owned subsidiary of WVI.

    On March 4, 1996, the board of directors of WVI authorized WVI to contribute 2,129,871 of its 4,845,455 shares in AAI to AAI for no consideration in contemplation of a stock offering. AAI has retired these shares. This transaction reduced WVI's ownership in AAI from approximately 65% to approximately 51%.

    INVENTORIES

    Inventories are stated at the lower of cost (first-in, first-out basis) or market. Cost includes the purchase price of materials, direct labor and an allocation of indirect production costs.

    PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost and are depreciated over their estimated useful lives using the straight-line method, beginning at the time the assets are placed in operation, as follows:

Leasehold improvements..............................................  5-15 years
Machinery and equipment.............................................  5-15 years

    Expenditures for repairs and maintenance are charged to expense as incurred, and expenditures for additions and betterments are capitalized. Leasehold improvements are depreciated over the shorter of the life of the asset or the lease.

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    OTHER NONCURRENT ASSETS

    The Company has capitalized the fees and related legal costs of organization which are included in other noncurrent assets in the accompanying balance sheet. These items were written off in 1996 based on the proposed merger as described in Note 12 as these intangible assets no longer have future value.

    INCOME TAXES

    The Company accounts for income taxes using the asset and liability approach prescribed by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this approach, deferred income taxes are calculated for the expected future tax consequences of temporary differences between the book basis and tax basis of the Company's assets and liabilities. WVI will file a consolidated tax return with NCBCI; AAI, MHBC, and BAI will file stand-alone federal and state tax returns.

    REVENUE RECOGNITION

    The Company recognizes revenue upon the shipment of its products to its customers. Sales are recorded as trade accounts receivable and no collateral is required. Management service revenues are recorded as provided and are billed on a monthly basis.

    OTHER EXPENSE

    Other expense consists primarily of costs incurred by the Company's subsidiaries related to attempted public stock offerings. These offerings were not successful, and the related costs have been recorded as other expenses in the accompanying statement of operations.

    NET LOSS PER COMMON SHARE

    Net loss per common share is calculated based on the weighted average number of common shares outstanding after giving effect to shares granted to employees throughout the periods presented. No common stock equivalents with a dilutive effect were outstanding during the periods presented. Shares held in escrow are included in the weighted average number of common shares outstanding.

    STATEMENT OF CASH FLOWS

    The Company considers short-term investments which are highly liquid, are readily convertible into cash, and have original maturities of fewer than three months to be cash equivalents for the purposes of cash flows. For the year ended December 31, 1996, the Company paid no income taxes and paid interest of $72,180. For the year ended December 31, 1995, the Company paid no income taxes and paid interest of approximately $9,300. During 1995, the Company obtained $88,000 of equipment under capital lease obligations; these non-cash transactions have been excluded from the accompanying statement of cash flows. The minority interest in subsidiary companies includes adjustments related to the stock offerings of the subsidiary companies; such non-cash adjustments are not included in the accompanying statement of cash flows.

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FAIR MARKET VALUE OF FINANCIAL INSTRUMENTS

    Except as discussed in Note 8 under advances from affiliates, the fair market values of the Company's recorded financial instruments approximate the respective recorded balances, as the recorded assets and liabilities are stated at amounts expected to be realized or paid, or carry interest rates commensurate with current rates for instruments with a similar duration and degree of risk.

    LONG-LIVED ASSETS

    Effective January 1, 1996 the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (FAS 121). Under FAS 121, property is carried at cost unless estimated future undiscounted cash flows from the operation of such property are less than cost in which case the carrying value is reduced to fair value (see Note 11).

    STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 123

    The Company adopted Statement of Financial Accounting Standards No. 123 (SFAS 123), "Accounting for Stock-Based Compensation" in 1996. SFAS 123 was issued by the Financial Accounting Standards Board in October 1995, and allows companies to choose whether to account for stock-based compensation under the current intrinsic method as prescribed in Accounting Principles Board Opinion Number 25 (APB 25) or use the fair value method prescribed in SFAS 123. The Company has selected to continue to follow the provisions of APB 25. The impact of adoption has not had a significant effect on the Company's financial position or results of operations (see Note 7).

    RECLASSIFICATIONS

    Certain reclassifications have been made to the 1995 financial statements to conform with 1996 presentation. These reclassifications have no impact on previously reported results of operations or shareholders' equity.

2. INVENTORIES

    Inventories consist of:

                                                                             DECEMBER 31,
                                                                           1996        1995
                                                                        ----------  ----------
Raw materials.........................................................  $  190,114  $   76,042
Work-in-process.......................................................      38,898      71,267
Finished goods........................................................      76,858     181,974
Retail inventory......................................................      44,000      39,373
                                                                        ----------  ----------
                                                                        $  349,870  $  368,656
                                                                        ----------  ----------
                                                                        ----------  ----------

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. PROPERTY AND EQUIPMENT

    Property and equipment consist of:

                                                                           DECEMBER 31,
                                                                        1996          1995
                                                                    ------------  ------------
Land and improvements.............................................  $  2,480,139  $  2,196,516
Brewery equipment.................................................     3,838,112     3,112,557
Office furniture and equipment....................................       166,267       313,756
Vehicles..........................................................        40,740        41,223
Construction in progress..........................................        53,460        20,175
                                                                    ------------  ------------
                                                                       6,578,718     5,684,227

Less accumulated depreciation.....................................      (621,731)     (224,075)
Impairment loss...................................................      (832,241)      --
                                                                    ------------  ------------
                                                                    $  5,124,746  $  5,460,152
                                                                    ------------  ------------
                                                                    ------------  ------------

    At December 31, 1996 property and equipment includes $88,000 of equipment held under capital leases with related accumulated amortization aggregating $10,909.

4. LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS

    Long-term debt consists of a $50,000 note payable to an individual, issued in connection with the purchase of land in the state of Washington. The note bears interest at 9% and requires quarterly interest payments. The note is secured by the land and is payable in a lump sum in June 1999.

    The Company has entered into certain capital lease obligations related to the acquisition of equipment including a bottling line for use at MHBC. These leases bear interest at rates ranging from 9% - 15% and require monthly payments of principal and interest. The leases are secured by the equipment and mature in 1998 and 2000.

    Future minimum payments under the Company's capital lease obligations are as follows:

                                                             PRINCIPAL   INTEREST     TOTAL
                                                             ----------  ---------  ----------
1997.......................................................  $   73,328  $  31,660  $  104,988
1998.......................................................      78,153     23,280     101,433
1999.......................................................      83,539     14,538      98,077
2000.......................................................      87,196      5,227      92,423
                                                             ----------  ---------  ----------
                                                             $  322,216  $  74,705  $  396,921
                                                             ----------  ---------  ----------
                                                             ----------  ---------  ----------

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5. INCOME TAXES

    Pre-tax loss was attributable to operations entirely within the United States. For the periods ended December 31, 1996 and 1995, there were no current or deferred provisions for income taxes.

    The benefit for income taxes differs from the amount of income taxes determined by applying the U.S. statutory graduated federal rate due to the following:

                                                                     YEAR ENDED DECEMBER 31,
                                                                        1996          1995
                                                                    -------------  -----------
Statutory graduated federal rate..................................           34.0%        34.0%
State taxes, net of federal benefit...............................            4.4          4.4
Reserve of net deferred tax asset.................................          (38.4)       (38.4)
                                                                    -------------  -----------
                                                                               --%          --%
                                                                    -------------  -----------
                                                                    -------------  -----------

    Deferred tax assets (liabilities) consist of:

                                                                           DECEMBER 31,
                                                                        1996          1995
                                                                    -------------  -----------
Federal and state net operating loss carryforwards................  $   3,705,000  $   704,000
Expenses not currently deductible.................................        468,000       28,000
Fixed assets......................................................       (175,000)     (70,000)
Deferred tax asset valuation allowance............................     (3,998,000)    (662,000)
                                                                    -------------  -----------
                                                                    $          --  $        --
                                                                    -------------  -----------
                                                                    -------------  -----------

    As of December 31, 1996, WVI and its subsidiaries had net operating loss carryforwards aggregating approximately $6 million for federal and state purposes, which may be used to offset future taxable income, if any. However, based on the estimated current fair market value of each entity included in the proposed consolidation (see Note 13) the net loss carryforward may be limited.

6. SHAREHOLDERS' EQUITY

    WVI is authorized to issue 10,000,000 shares of its common stock. Each share of common stock entitles the holder to one vote. In December 1993, WVI received $111,111 in stock subscriptions from its founding shareholders in exchange for 3,353,826 shares of unregistered common stock. The cash was received in 1994.

    In connection with WVI's initial stock offering under Oregon securities laws, WVI agreed to place in escrow 3,353,826 of its shares of common stock. These shares will be released from escrow to WVI's founders when WVI satisfies one or more certain earnings requirements or establishes a bona fide over-the-counter trading market for its common stock and maintains a bid price equal to or greater than a stipulated benchmark price for 26 or more consecutive weeks. Unless released pursuant to

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6. SHAREHOLDERS' EQUITY (CONTINUED)

these conditions, the 3,353,826 shares shall remain in escrow until unconditionally released in 25% increments on October 31, 2000, 2001, 2002, and 2003. The shares, while in escrow, entitle WVI's founders to the same rights and privileges as all other shareholders of common stock, except for certain rights relating to transferability and liquidation. Based on the ownership change anticipated by management described in Note 12, the shares will not be released from escrow, and all shares will be converted to shares of the new Company.

    During 1994, WVI sold 1,496,970 shares of its common stock at $1.65 per share pursuant to a Regulation A public offering filed with the U.S. Securities and Exchange Commission (SEC). Cash proceeds from this offering, net of offering expenses of $290,424, aggregated $2,179,577 during 1994.

    During 1996 AAI and MHBC attempted their second direct public offerings to sell common stock. The offerings have failed to raise the minimum escrow amounts, and AAI is no longer soliciting investors, and MHBC has elected to terminate its offering and return funds held in escrow to investors. Accordingly, the costs of $461,969 related to these offerings have been expensed in the current year.

7. STOCK INCENTIVE PLAN

    WVI has adopted a 1993 Stock Incentive Plan (the "Plan") and has reserved 591,851 shares of its common stock thereunder. The Plan provides for the grant of incentive stock options to employees of the Company and non-qualified stock options, stock sales and stock grants to employees, directors and consultants of the Company at fair market value. During 1996, the Company granted 10,200 shares to employees. The $20,400 value of these shares is included in selling, general and administrative expenses in the accompanying statement of operations.

    During 1994, the Company granted a total of 125,000 options under the Plan at an exercise price of $1.65 per share which approximated fair market value at the date of grant.

    During 1995, 122,500 options were granted under the plan at an exercise price of $2.00 per share which approximated fair market value at the date of grant. These options vest ratably over ten years. Of these, 41,500 were subsequently canceled. In 1996, an additional 70,000 options were granted at an exercise price of $1.95, which approximates fair market value at the date of grant. Of these, 15,000 and 40,000 options vest ratably over ten and five years, respectively, beginning one year after the date of grant. The remaining 15,000 options were subsequently canceled. As of December 31, 1996, there were no options exercised, vested options were 18,000, and options outstanding were 185,000.

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7. STOCK INCENTIVE PLAN (CONTINUED)

    The Company has elected to account for its stock-based compensation under Accounting Principles Board Opinion 25. The Company has determined that the pro forma effects of applying SFAS 123 would not have a material effect on the results of operations for 1996 and 1995. This determination was made using the Black-Scholes option pricing model. The weighted average assumptions used for stock option grants for 1996 and 1995 were a risk-free interest rate of 6.78% and 7.11%, respectively, an expected dividend yield of 0% and 0%, respectively, an expected life of 6.66 years and 10 years, respectively, and an expected volatility of 57% and 54%, respectively. The weighted average fair value of stock options granted in 1996 and 1995 was $1.20 and $1.46, respectively.

    Options were assumed to be exercised upon vesting for purposes of this valuation. Adjustments are made for options forfeited prior to vesting. For the years ended December 31, 1996 and 1995, the total value of the options granted was computed to be $65,960 and $116,520, respectively, which would be amortized on a straight-line basis over the vesting period of the options.

    Note that all options granted by the Company are expected to be converted to options of the new company expected to be formed at the same conversion rate as the conversion of common stock as discussed in Note 12.

    AAI, MHBC, and BAI each have similar stock incentive plans and each of these subsidiaries has granted options thereunder.


8. RELATED PARTIES

    NATURE OF RELATED PARTIES

    WVI's president partially owns and controls Willamette Valley Vineyards
(WVV), a winery in Oregon, and Nor'Wester Brewing Company, Inc. (Nor'Wester), a microbrewery in Oregon. WVI's president is also the president of AAI, MHBC, BAI, and NCBCI. As a result of certain arrangements between WVI and its affiliates, as well as WVI's president's positions with and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and the allocation of the president's time.

    RELATED PARTY TRANSACTIONS

    From January through June of 1994, WVV provided the Company with management services on a cost-plus-fee basis. These services consisted of accounting, marketing, administrative, and stock transfer services. The cost of such services aggregated approximately $77,000, of which approximately $4,000 was included in 1994 selling, general and administrative expenses, and approximately $73,000 was charged directly to additional paid-in capital as a component of stock offering cost. Beginning in July 1994, such management services were performed by WVI's employees. From July through December 1994, and for the year ended December 31, 1995, WVI charged WVV and Nor'Wester for these services on a cost-plus basis. The revenues and costs related to these services are shown separately as management services in the accompanying consolidated

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8. RELATED PARTIES (CONTINUED)

statement of operations. In 1996, WVI began contracting for certain management services under a general services agreement between WVI, WVV and Nor'Wester.

    In September 1995, MHBC paid for certain brewing equipment which was ultimately sold to Nor'Wester for approximately $53,000. As a result of this transaction, MHBC was owed approximately $52,000 from Nor'Wester at December 31, 1995.

    STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS

    In December 1995, WVI's subsidiaries entered into a Strategic Alliance (the "Alliance") with Nor'Wester. Nor'Wester, AAI, MHBC, BAI, NCBCI, and WVI are collectively referred to as "Alliance members," and AAI, MHBC, and BAI are collectively referred to as the "Cooperative Brewers" and individually referred to as a "Cooperative Brewer." The purpose of the Alliance is to promote and support the growth of all of the Alliance members by increasing production at each Cooperative Brewer's facility and supporting the entry of Nor'Wester products into new markets. To achieve this goal, each Cooperative Brewer agreed to cooperatively brew Nor'Wester's products, and to support the entry of these products into new markets by facilitating Nor'Wester's access to the Cooperative Brewers' network of distributors. The terms of the Strategic Alliance Agreement and the Cooperative Brewing Agreements are four years, unless earlier terminated under limited circumstances, which include material breach in the case of the Cooperative Brewing Agreements. The Agreements are subject to renewal. Pricing for the purchase of beer produced under the Cooperative Brewing Agreement is at the lesser of cost plus 10% or Nor'Wester's average cost of production at its Nor'Wester Brewery, plus a mark-up of 10%. The Agreement provides that no Alliance member will use the proprietary information or technology of another Alliance member to produce any beer with a flavor profile or appearance that is substantially similar to such Alliance member's beer. With the consent of all Alliance members, additional parties may be added to the Alliance.

    Under the terms of the Cooperative Brewing Agreements, the Company's subsidiaries will produce Nor'Wester beer, in the amounts and packaging as specified in firm orders submitted by Nor'Wester on a periodic basis. Each Cooperative Brewer's production of Nor'Wester beer must comply with specifications concerning recipes, quality control procedures, flavor profile and appearance. Nor'Wester has a right to reject beer not meeting its specifications.

    Nor'Wester has acquired certain specified brewing equipment for the subsidiaries' use in producing Nor'Wester's beer. To the extent that this equipment is not needed for the production of Nor'Wester beers, the subsidiaries may, upon notice to Nor'Wester, use this equipment to produce their own beer subject to the payment of an agreed-upon lease fee. Certain brewing equipment acquired by Nor'Wester was purchased by the Company in 1995.

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8. RELATED PARTIES (CONTINUED)

    The Cooperative Brewing Agreement requires that the Cooperative Brewer maintain the equipment supplied by Nor'Wester, that Nor'Wester insure this equipment, and that the Cooperative Brewer and Nor'Wester each indemnify the other for damages and losses in connection with the Agreement. Nor'Wester may, at its cost, remove or replace its equipment at any time if market conditions or other circumstances make such action desirable to Nor'Wester.

    Cooperative brewing revenues totaled $1,375,000, which is 36% of the Company's net revenues. Because of the pricing terms surrounding cooperative brewing discussed above and the fact that the Company's costs to produce beer were higher than Nor'Wester's costs to produce beer, cooperative brewing sales resulted in significant negative gross margins for the Company. In addition, a significant portion of the beer brewed by the Company and sold to Nor'Wester was determined to be unusable. Subsequent to December 31, 1996, the cooperative brewing agreement was canceled with the consent of all Alliance members.

    ADVANCES FROM AFFILIATES

    In connection with the Cooperative Brewing Agreement with Nor'Wester described above, Nor'Wester advanced $250,000 each to AAI and MHBC in December 1995 for the purchase of ingredients and packaging materials for the subsidiaries' initial production of Nor'Wester's products. These advances are unsecured and do not bear interest. In 1996, Nor'Wester advanced an additional $100,000 and $250,000 respectively, to AAI and MHBC. An additional $50,000 was advanced directly to WVI. Because management plans to merge the Company into a new Company (see Note 12), management believes these advances will be paid partially in 1997, and the remainder will be considered in the conversions of the companies' shares into shares of the new Company expected to be formed.

    These advances remain outstanding as a current payable although the cooperative brewing agreement has been terminated. Because these advances will eventually be eliminated when the proposed merger occurs, as discussed in Notes 12 and 13, these advances have been classified as current at December 31, 1996.

9. COMMITMENTS

    WVI's subsidiaries have entered into agreements with several independent distributors for the distribution of the Company's products. These agreements contain normal distribution provisions and are cancelable by either the subsidiaries or the distributors.

    The Companies have entered into operating lease arrangements for equipment and facilities. Approximate future minimum lease payments are as follows:

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9. COMMITMENTS (CONTINUED)

YEAR ENDING
DECEMBER 31,
--------------------------------------------------------------------------------
  1997..........................................................................  $    260,000
  1998..........................................................................       264,000
  1999..........................................................................       269,000
  2000..........................................................................       276,000
  2001..........................................................................       293,000
  Thereafter....................................................................     3,630,000
                                                                                  ------------
                                                                                  $  4,992,000
                                                                                  ------------
                                                                                  ------------

    The terms of certain of the leases allowed for no lease payments to be made during the initial months of the lease term, and contain escalating payments. The Company is recording lease expense on the straight-line method over the lease term; accordingly, deferred rent has been recorded in the accompanying balance sheet. Rent expense during 1996 and 1995 related to these leases aggregated approximately $312,000 and $194,000, respectively, and is allocated between cost of sales and selling, general and administrative expenses in the accompanying statement of operations.

    In addition, due to the nature of the industry the Company operates in, the Company is exposed to certain hazards and liability risks resulting from brewery operations which could impact the Company negatively.

10. SIGNIFICANT CUSTOMERS

    Virtually all of the Company's products are sold in the states of Colorado, Washington, and California. Sales to distributors in the Pacific Northwest were 21% of gross beer sales in 1996. Sales to the Company's two largest customers (excluding cooperative brewing) for the years ended December 31, 1996 and 1995 totaled 25% and 42%, respectively.

11. IMPAIRMENT OF MHBC ASSETS

    Subsequent to December 31, 1996, the management of MHBC developed a plan to sell the operating assets of MHBC or to pursue contract brewing opportunities. Accordingly, and pursuant to SFAS 121, such assets were reduced to their estimated fair value as of December 31, 1996. Management's estimate of this write-down of approximately $969,000 is based on a pending offer from an unaffiliated buyer. In addition, management estimates the cost to dispose of the assets to be approximately $50,000, and this amount is recorded in the financial statements as of December 31, 1996 as part of the impairment loss. While management searches for other potential buyers, MHBC is operating on a limited basis as a contract brewer for a local brewery and is looking for other contract brewing opportunities. No definitive agreement has been reached, but management has received an offer of approximately $2 million in exchange for all of MHBC's property and equipment at the brewery and assumption of the facility lease.

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. PROPOSED MERGER AND INVESTMENT FROM UBA

    Subsequent to December 31, 1996, the Company along with its subsidiaries (AAI, MHBC and BAI) and affiliate (Nor'Wester) entered into an investment agreement with United Breweries of America, Inc. (UBA), an entity controlled by the UB Group of Bangalore, India. The agreement provides for Nor'Wester, WVI, AAI, MHBC and BAI to consolidate into a company to be known as United Craft Brewers, Inc. (UCB). This merger will result in the issuance of newly registered shares of UCB common stock in exchange for shares of Nor'Wester, WVI and its subsidiaries. The merger and share exchange will require approval by the Boards of Directors and shareholders of each of the entities. Following consolidation, all shareholders in the Nor'Wester/WVI alliance will hold shares in UCB, a company which is intended to be listed for trading on the Nasdaq National Market system under the symbol ALES. Proposed exchange ratios for each of the entities are as follows, based on an average closing price of $2.63 for Nor'Wester's common stock for the 20 trading days immediately preceding execution of the merger:

COMPANY                                                                         EXCHANGE RATIO
------------------------------------------------------------------------------  --------------
Nor'Wester....................................................................            1:1
WVI...........................................................................      1.99159:1
AAI...........................................................................      2.98739:1
BAI...........................................................................      1.99159:1
MHBC..........................................................................      2.98739:1

    Following the merger, UBA has proposed to invest $8.63 million in exchange for a 45% equity interest in the new entity, UCB. Of the $8.63 million proposed investment by UBA, $2.75 million is in the form of bridge loans conditionally available to Nor'Wester during the consolidation phase. As of March 21, 1997, $1,500,000 has already been loaned to Nor'Wester, the majority of which has been advanced to North Country. At closing, it is anticipated that the bridge loans will be converted into shares of UCB and the remaining $5.88 million cash investment will be made directly in shares of UCB (see Note 13).

    The closing of the proposed investment remains subject to (i) approval by the shareholders of each of the companies, (ii) achievement of certain operating results at each of the breweries, (iii) maintenance of certain operating conditions and covenants, including that there shall be no material adverse change in the businesses of the affiliated breweries taken as a whole, (iv) approval by federal and state liquor control agencies, (v) registration with the U.S. Securities and Exchange Commission of UCB shares to be exchanged in the merger, and (vi) such other customary conditions for transactions of this type.

    Immediately following the proposed investment by UBA, UBA would own 45% and the Company's president would own 10% of UCB. The public shareholders of Nor'Wester, WVI, and WVI's subsidiaries would own the remaining 45% of UCB (see
Note 13).

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

13. SUBSEQUENT EVENTS

    In light of lower than anticipated 1996 results, lower than anticipated first quarter 1997 sales and other operating results and adverse conditions within the craft beer industry in general, representatives of UBA and management and the investment bankers of the affiliated companies are in the process of renegotiating the terms of the UBA investment discussed in Note 12. The renegotiation will reflect a significantly lower valuation and a change in the exchange ratios for the affiliate companies, a reduction in the total amount of cash to be invested by UBA to $5.5 million and a reduction of UBA's percentage ownership position in UCB to 40% following the consolidation. It is anticipated that the $2.75 million bridge loan amount will not be reduced. The existing shareholders in the affiliated Companies would retain a 60% interest in UCB. The exact distribution of ownership interests among shareholders of the affiliated companies has not yet been determined. Management will soon seek Board approval by each of the affiliated companies of any renegotiated terms. Failure of the parties to reach a mutually agreeable renegotiated investment agreement could lead to a loss of the bridge loans and the remainder of the UBA investment which would materially and adversely affect the Company's financial condition and results of operations. There can be no assurance that the proposed merger will be completed or that the Company and its subsidiaries will obtain the capital needed to sustain operations.

14. RESTATEMENT OF FINANCIAL STATEMENTS

    The accompanying 1996 consolidated financial statements have been restated to revise the Company's share of the net losses sustained for the period from January 1 to September 30, 1996 by North Country Joint Venture, LLC, which was sold by the Company in October 1996 to Nor'Wester, an affiliated company.

    In addition, the accompanying 1996 consolidated financial statements have been restated to reduce the impairment loss by the amount of future estimated operating losses initially included therein relating to a contract brewing arrangement of MHBC. Such losses will be recorded by MHBC in 1997 as incurred. The effects of these restatements on the consolidated financial statements are summarized below:

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

14. RESTATEMENT OF FINANCIAL STATEMENTS (CONTINUED)

                                                                  AS OF AND FOR THE YEAR ENDED
                                                                       DECEMBER 31, 1996
                                                                  ----------------------------
                                                                  AS PREVIOUSLY
                                                                    REPORTED      AS RESTATED
                                                                  -------------  -------------
Consolidated balance sheet
  Reserve for impairment loss...................................  $     338,000  $      50,000
  Payables to affiliated companies..............................      1,572,569      1,795,066
  Minority interest.............................................        142,585        283,706
  Deficit accumulated during the development stage..............     (3,868,902)    (3,944,520)
Consolidated statement of operations:
  Impairment loss...............................................      1,306,879      1,018,879
  Other expense.................................................       (422,788)      (183,316)
  Minority interest in losses of consolidated subsidiary
    companies...................................................      1,944,216      1,853,095
  Net loss......................................................     (2,388,613)    (2,464,231)
  Net loss per share............................................          (0.49)         (0.51)

             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

15. CONSOLIDATING INFORMATION

    The following presents the consolidating balance sheet and statement of operations of the Company.

                                                            WVI CONSOLIDATING BALANCE SHEET
                                                                   DECEMBER 31, 1996
                               ------------------------------------------------------------------------------------------
                                                                  (RESTATED--NOTE 14)
                                                                                                                 WVI
                                   WVI          BAI          AAI         MHBC        NCBCI     ELIMINATIONS  CONSOLIDATED
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
ASSETS
Cash and cash equivalents....  $   --       $    40,954  $    19,218  $    30,320  $   --       $   --        $   90,492
Accounts receivable..........      --            64,349       61,529       85,200      --           --           211,078
Receivables from
  affiliates.................      --           --           --           --           --           --            --
Inventories..................      --            23,692      326,178      --           --           --           349,870
Prepaid and other
  current assets.............      --           --           --             8,170      --           --             8,170
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
Total current assets.........      --           128,995      406,925      123,690      --           --           659,610

Property and
  equipment, net.............       63,556      802,798    2,258,392    2,000,000      --                      5,124,746
Investment in affiliates.....      300,000      --           --           --           --         (300,000)       --
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
                               $   363,556  $   931,793  $ 2,665,317  $ 2,123,690  $   --       $ (300,000)   $5,784,356
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current portion of long-term
  debt and capital lease
  obligations................  $   --       $   --       $     4,058  $    69,270  $   --       $   --        $   73,328
Accounts payable.............        9,859       36,798      607,570      816,664      --           --         1,470,891
Accrued liabilities..........       59,721       16,780       44,516       15,633      13,000       --           149,650
Container deposits...........      --            19,339       15,583      --           --           --            34,922
Reserve for
  impairment loss............                   --                         50,000                   --            50,000
Payables to affiliated
  companies..................   (1,333,974)     291,586      881,012    1,834,547     121,895       --         1,795,066
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
  Total current
    liabilities..............   (1,264,394)     364,503    1,552,739    2,786,114     134,895       --         3,573,857

Long-term debt and capital
  lease obligations..........      --           --            57,664      241,224      --           --           298,888
Deferred rent................      --           --            70,103      --           --           --            70,103
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
Total liabilities............   (1,264,394)     364,503    1,680,506    3,027,338     134,895       --         3,942,848
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
Minority interest............      --           --           --           --           --          283,706       283,706
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
Shareholders' equity:
Common stock.................       48,610        2,201        5,332        4,694      --          (12,227)       48,610
Additional paid-in capital...    2,261,734    1,427,982    2,582,553    2,252,274      --       (3,070,831)    5,453,712
Deficit accumulated during
  development stage..........     (682,394)    (862,893)  (1,603,074)  (3,160,616)   (134,895)   2,499,352    (3,944,520)
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
                                 1,627,950      567,290      984,811     (903,648)   (134,895)    (583,706)    1,557,802
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
                               $   363,556  $   931,793  $ 2,665,317  $ 2,123,690  $   --       $ (300,000)   $5,784,356
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

15. CONSOLIDATING INFORMATION (CONTINUED)

                                                       WVI CONSOLIDATING STATEMENT OF OPERATIONS
                                                              YEAR ENDED DECEMBER 31, 1996
                               ------------------------------------------------------------------------------------------
                                                                  (RESTATED--NOTE 14)
                                                                                                                 WVI
                                   WVI          BAI          AAI         MHBC        NCBCI     ELIMINATIONS  CONSOLIDATED
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
Revenues:
  Gross sales................  $   --       $   461,549  $ 1,905,511  $ 1,600,915  $   --       $             $3,967,975
  Less excise taxes..........      --           (41,611)     (81,434)     (85,426)     --                       (208,471)
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
    Net sales................      --           419,938    1,824,077    1,515,489      --                      3,759,504

  Management services........      266,775      --           --           --           --         (156,975)      109,800
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
                                   266,775      419,938    1,824,077    1,515,489      --         (156,975)    3,869,304
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
Cost of sales:
  Cost of goods sold.........                   364,450    1,879,062    1,905,335      --                      4,148,847
  Management services........      266,775      --           --           --           --         (156,975)      109,800
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
                                   266,775      364,450    1,879,062    1,905,335      --         (156,975)    4,258,647
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
Gross (deficit) margin.......      --            55,488      (54,985)    (389,846)     --           --          (389,343)

Selling, general and
  administrative expenses....      247,285      339,766      851,352      790,615      --                      2,229,018
Impairment loss..............      --           --           --         1,018,879      --           --         1,018,879
Write-off of stock offering
  costs......................      --           --           249,871      212,098      --           --           461,969
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
Income (loss) from
  operations.................     (247,285)    (284,278)  (1,156,208)  (2,411,438)     --           --        (4,099,209)

Interest income (expense)....       16,261      (11,606)      (1,498)     (37,958)     --                        (34,801)
Other expense................     (308,605)       4,342      --            17,124     103,823                   (183,316)
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
Income (loss) before
  income taxes and
  minority interest..........     (539,629)    (291,542)  (1,157,706)  (2,432,272)    103,823       --        (4,317,326)
Income taxes.................      --           --           --           --           --           --            --
Minority interest............      --           --           --           --           --        1,853,095     1,853,095
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
    Net loss.................  $  (539,629) $  (291,542) $(1,157,706) $(2,432,272) $  103,823   $1,853,095    $(2,464,231)
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------
                               -----------  -----------  -----------  -----------  ----------  ------------  ------------

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                          CONSOLIDATED BALANCE SHEET


                                                                                        MARCH 31,    DECEMBER 31,
                                                                                          1997           1996
                                                                                      -------------  -------------
                                                                                       (UNAUDITED)
                                                      ASSETS

Current assets:
  Cash and cash equivalents.........................................................  $      24,569  $      90,492
  Trade accounts receivable.........................................................        269,679        211,078
  Inventories.......................................................................        324,097        349,870
  Other current assets..............................................................         57,066          8,170
                                                                                      -------------  -------------
    Total current assets............................................................        675,411        659,610
  Property and equipment, net.......................................................      5,033,490      5,124,746
  Other non-current assets..........................................................          8,169
                                                                                      -------------  -------------
    Total assets....................................................................  $   5,717,070  $   5,784,356
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable..................................................................  $   1,665,130  $   1,470,891
  Accrued liabilities...............................................................        208,662        184,572
  Payable to affiliated companies...................................................      1,940,988      1,795,066
  Reserve for impairment loss.......................................................         50,000         50,000
  Current portion of long-term debt.................................................         75,372         73,328
                                                                                      -------------  -------------
    Total current liabilities.......................................................      3,940,152      3,573,857
Long-term debt......................................................................        273,708        298,888
Deferred Rent.......................................................................         78,602         70,103
                                                                                      -------------  -------------
    Total liabilities...............................................................      4,292,462      3,942,848
Minority interest...................................................................        120,066        283,706

Shareholders' equity:
  Common stock, $.01 par value--10,000,000 shares authorized, 4,860,996 shares
    issued outstanding..............................................................         48,610         48,610
  Additional paid-in capital........................................................      5,453,712      5,453,712
Deficit accumulated during development stage........................................     (4,197,780)    (3,944,520)
                                                                                      -------------  -------------
      Total shareholders' equity....................................................      1,304,542      1,557,802
                                                                                      -------------  -------------
      Total liabilities and shareholders' equity....................................  $   5,717,070  $   5,784,356
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                  (UNAUDITED)



                                                                    THREE MONTHS ENDED MARCH   CUMULATIVE AMOUNTS
                                                                              31,                FROM INCEPTION
                                                                   --------------------------  (DECEMBER 2, 1993)
                                                                       1997          1996       TO MARCH 31, 1997
                                                                   ------------  ------------  -------------------
Gross sales......................................................  $    408,054  $    434,648    $     5,002,636
Less: excise taxes...............................................       (22,638)      (24,624)          (256,303)
Net sales........................................................       385,416       410,024          4,746,333
Management services..............................................       --            --                 893,190
                                                                   ------------  ------------  -------------------
                                                                        385,416       410,024          5,639,523
                                                                   ------------  ------------  -------------------
Cost of beer and related retail products.........................       463,882       597,144          5,251,735
Cost of management services......................................       --            --                 799,527
                                                                   ------------  ------------  -------------------
                                                                        463,882       597,144          6,051,262
                                                                   ------------  ------------  -------------------
Gross deficit....................................................       (78,466)     (187,120)          (411,739)
Selling, general and administrative expenses.....................       327,917       525,057          5,043,891
  Write-off of stock offering costs..............................       --            --                 461,969
  Estimated impairment loss......................................       --            --               1,018,879
                                                                   ------------  ------------  -------------------
Loss from operations.............................................      (406,383)     (712,177)        (6,936,478)
Other income (expense), net......................................       (10,517)       (4,789)            30,755
                                                                   ------------  ------------  -------------------
Loss before minority interest....................................      (416,900)     (716,966)        (6,905,723)
Minority interest................................................       163,640       226,679          2,707,943
                                                                   ------------  ------------  -------------------
Net loss.........................................................  $   (253,260) $   (490,287)   $    (4,197,780)
                                                                   ------------  ------------  -------------------
                                                                   ------------  ------------  -------------------
Net loss per common share........................................  $      (0.05) $      (0.10)   $         (1.14)
                                                                   ------------  ------------  -------------------
                                                                   ------------  ------------  -------------------
Weighted average number of common shares outstanding.............     4,860,996     4,850,796          3,674,790
                                                                   ------------  ------------  -------------------
                                                                   ------------  ------------  -------------------

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                  (UNAUDITED)


                                                                                              CUMULATIVE AMOUNTS
                                                                  THREE MONTHS ENDED MARCH      FROM INCEPTION
                                                                             31,              (DECEMBER 2, 1993)
                                                                  -------------------------           TO
                                                                     1997          1996         MARCH 31, 1997
                                                                  -----------  ------------  --------------------
Cash flows from operating activities:
  Net loss......................................................     (253,260)     (490,287)        (4,197,780)
  Minority interest in losses of consolidated subsidiaries......     (163,640)     (226,679)        (2,707,943)
  Reconciliation of net loss to net cash used by operating
    activities:
    Depreciation and amortization...............................       94,823       105,498            762,686
    Deferred rent...............................................        8,499                          121,979
    Write-down of assets due to impairment loss.................      --            --               1,018,879
    Shares of WVI and subsidiaries granted to
      employees.................................................      --            --                  44,652
    Changes in assets and liabilities:
      Trade accounts receivable.................................      (58,601)     (106,131)          (269,679)
      Receivables from affiliates...............................                    153,322
      Inventories...............................................       25,773       (67,480)          (510,797)
      Other current assets......................................      (48,896)       66,633            (57,066)
      Accounts payable..........................................      194,239      (165,619)         1,665,130
      Accrued liabilities.......................................       24,090       (36,886)           208,662
                                                                  -----------  ------------        -----------
  Net cash used for operating activities........................     (176,973)     (767,629)        (3,921,277)

Cash flows from investing activities
  Deposits made.................................................      --           (117,886)           (51,000)
  Purchases of property and equipment, net of disposals.........       (3,567)      (83,040)        (5,999,343)
  Change in other non-current assets............................       (8,169)      148,187           (169,341)
                                                                  -----------  ------------        -----------
  Net cash used for investing activities........................      (11,736)      (52,739)        (6,219,684)

Cash flows from financing activities:
  Increase (decrease in advances and other payables to
    affiliates..................................................      145,922        (5,006)         1,940,988
  Proceeds from stock offerings of WVI and subsidiaries.........      --            --               8,335,567
  Increase in stock offering costs..............................                     (4,263)
  Payments on long-term debt and capital leases.................      (23,136)      (16,368)          (111,025)
                                                                  -----------  ------------        -----------
Net cash provided by (used for) financing activities............      122,786       (25,637)        10,165,530
                                                                  -----------  ------------        -----------
Net decrease in cash and cash equivalents.......................      (65,923)     (846,005)            24,569

Cash and cash equivalents:
  Beginning of period...........................................       90,492     1,117,134           --
                                                                  -----------  ------------        -----------
  End of period.................................................  $    24,569  $    271,129     $       24,569
                                                                  -----------  ------------        -----------
                                                                  -----------  ------------        -----------

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

BASIS OF PRESENTATION

    The Company's financial statements enclosed herein are unaudited and, because of the seasonal nature of the business and the varying schedule of its special sales efforts, these results are not necessarily indicative of the results to be expected for the entire year. In the opinion of management, the interim financial statements reflect all adjustments, consisting of only normal recurring items which are necessary for a fair presentation of the results for the periods presented. The accompanying financial statements have been prepared in accordance with GAAP and SEC guidelines applicable to interim financial information which require management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The accompanying financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 1996.

    The Company is a development stage company formed on December 2, 1993 to establish a series of microbreweries throughout the United States using a consumer-owned capitalization plan and certain marketing strategies. From the date of inception (December 2, 1993) through March 31, 1997, the Company's efforts have been directed primarily toward organizing and issuing a public offering of its common stock and providing support to its subsidiaries in their efforts to raise additional capital and to build and equip their breweries.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development stage company which has a limited and unprofitable operating history, has negative working capital of $3,624,741 and has limited access to capital to fund future operations. There can be no assurance that the Company will produce and sell its products on a profitable basis to sustain operations. Such factors, among others, raise substantial doubt as to the Company's ability to continue as a going concern.

    In light of significant losses and negative working capital the Company has developed and is implementing plans for the continuation of the business. In particular, the Company has taken steps to: (i) reduce or eliminate cooperative brewing arrangements which proved to be inefficient and costly; (ii) eliminate national roll-out programs in favor of stepped-up regional sales and marketing efforts; (iii) negotiate with past-due creditors which could involve extended terms and payment plans; (iv) hire and retain high-quality employees familiar with the brewing industry, (v) use available bridge loans from a proposed investor (see Proposed Merger note) to fund operations until new strategies result in positive cash flows and improved profitability, and; (vi) use proceeds from the disposition of duplicative and/or unutilized assets created by the proposed merger Management believes these plans will result in the Company sustaining operations as a going concern for the next 12 months.

    As part of the plan, the Company entered into an investment agreement to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity as discussed in the Proposed Merger note.

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

INVENTORIES

    Inventories consist of the following:

                                                                     MARCH 31,   DECEMBER 31,
                                                                        1997         1996
                                                                     ----------  ------------
Raw materials......................................................  $  191,362   $  190,114
Work-in-process....................................................      57,221       38,898
Finished goods.....................................................      35,320       76,858
Retail products....................................................      40,194       44,000
                                                                     ----------  ------------
                                                                     $  324,097   $  349,870
                                                                     ----------  ------------
                                                                     ----------  ------------

PROPERTY AND EQUIPMENT

    Property and Equipment consists of the following:

                                                                    MARCH 31,    DECEMBER 31,
                                                                       1997          1996
                                                                   ------------  ------------
Land and improvements............................................  $  2,480,139   $2,480,139
Brewery equipment................................................     3,895,622    3,891,572
Office furniture and equipment...................................       165,784      166,267
Vehicles.........................................................        40,740       40,740
                                                                   ------------  ------------
                                                                      6,582,285    6,578,718

Less accumulated depreciation....................................      (716,554)    (621,731)
Write down to fair value.........................................      (832,241)    (832,241)
                                                                   ------------  ------------
                                                                   $  5,033,490   $5,124,746
                                                                   ------------  ------------
                                                                   ------------  ------------

INCOME TAXES

    No benefit for income taxes was recognized for the periods ended March 31, 1997 and 1996 in the accompanying statement of operations as there can be no assurance that the Company will generate taxable income in the future against which such benefit could be realized. Accumulated net operating loss carryforwards at March 31, 1997 and December 31, 1996 were approximately $6.2 million and $6 million, respectively.

STOCK INCENTIVE AND STOCK GRANT PLANS

    During 1994, the Board of Directors established a pool of 591,851 shares of the Company's common stock for a stock incentive plan for issuance to employees, directors, and consultants of the Company pursuant to the exercise of stock options granted under the plan or stock grants or stock sales. Administration of the plan, including determination of the number of shares to be issued, the term of exercise of any option, the option exercise price, and type of options to be granted, lies with the Board of Directors or a duly authorized committee of the Board of Directors.

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

STOCK INCENTIVE AND STOCK GRANT PLANS (CONTINUED)

    As of March 31, 1997, options for a total of 587,500 shares have been awarded, net of cancellations. Options have vesting periods ranging from five years to ten years.

    No compensation expense has been recorded as a result of granting any of the options as all such options were granted with an exercise price equal to the market price on the date of grant.

    Options granted by the Company are expected to be converted to options of the new company expected to be formed in the consolidation of the Company and its affiliates at the same conversion rate as the conversion of common stock discussed in the Pending Consolidation note.

RELATED PARTIES

    NATURE OF RELATED PARTIES

    The Company's president, Jim Bernau, partially owns and controls Willamette Valley Vineyards (WVV), a winery in Oregon, and Nor'Wester Brewing Company, Inc. (Nor'Wester), a microbrewery in Oregon; as well as the following subsidiaries of the Company: Aviator Ales, Inc. (AAI); Mile High Brewing Company (MHBC); Bayhawk Ales, Inc. (BAI); and North Country Brewing Company, Inc. (NCBCI); companies located in Washington, Colorado and California, respectively. As a result of certain arrangements between the Company and its affiliates, as well as Mr. Bernau's positions with and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and allocation of the Company president's time.

    RELATED PARTY TRANSACTIONS

    For the three months ended March 31, 1997, the Company has contracted with Nor'Wester to provide management and administrative services to the Company and its subsidiaries. During the quarter ended March 31, 1997 the Company and its subsidiaries purchased $47,067 worth of services from Nor'Wester. For the three months ended March 31, 1996, the Company provided certain management and administrative services, including operational oversight and human resources, to affiliated companies, charging a total of $16,125. In 1996, the Company purchased services from Nor'Wester at a cost of $21,590 per month and with WVV to provide stock transfer and sales support services at a cost of $2,800 per month.

    The Company has entered into a Strategic Alliance (the "Alliance") with AAI, MHBC, BAI, NCBCI, and Nor'Wester. AAI, MHBC, and BAI are individually referred to as a "Cooperative Brewer." The purpose of the Alliance is to promote and support the growth of all of the Alliance members by increasing production at each Cooperative Brewer's facility and supporting the entry of Nor'Wester products into new markets. To achieve this goal, each Cooperative Brewer agreed to cooperatively brew Nor'Wester's products, and to support the entry of these products into new markets by facilitating Nor'Wester's access to the Cooperative Brewer's network of distributors. However, due to the fact that Nor'Wester's Portland Brewery is not currently operating at full capacity and the fact that attempting to develop other regional markets for its products has not yielded significant results, the Cooperative Brewing Agreements are not being utilized. Should the consolidation occur as planned (see Proposed Merger and Investment by UBA note), the Strategic Alliance and agreements thereunder will terminate.

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)


NET LOSS PER SHARE

    Net loss per common share is calculated based on the weighted average number of common shares outstanding. Founder shares held in escrow are included in the weighted average number of common shares outstanding. Common stock equivalents are excluded from the loss per share calculation as their effect is anti-dilutive.

PROPOSED MERGER AND INVESTMENT BY UBA

    During the quarter ended March 31, 1997, the Company, along with its affiliates (Nor'Wester, AAI, MHBC and BAI) entered into an investment agreement with United Breweries of America, Inc. (UBA), an entity controlled by the UB Group of Bangalore, India. The agreement provides for Nor'Wester, WVI, AAI, MHBC and BAI to merge into a company to be known as United Craft Brewers (UCB). This proposed merger will result in the issuance of newly registered shares of UCB common stock in exchange for shares of Nor'Wester, WVI and its subsidiaries. The merger and share exchange will require approval by the Boards of Directors and shareholders of each of the entities. Following the merger, all shareholders in the Nor'Wester/WVI alliance will hold shares in UCB, a company which is intended to be listed for trading on the NASDAQ National Market system under the symbol ALES. Proposed exchange ratios for each of the entities are as follows, based on an average closing price of $2.63 for Nor'Wester's common stock for the 20 trading days immediately preceding execution of the merger:

COMPANY                                                                         EXCHANGE RATIO
------------------------------------------------------------------------------  --------------
Nor'Wester....................................................................      1.00000:1
WVI...........................................................................      1.99159:1
AAI...........................................................................      2.98739:1
BAI...........................................................................      1.99159:1
MHBC..........................................................................      2.98739:1

    Following the proposed merger, UBA has proposed to invest $8.63 million in exchange for a 45% equity interest in the new entity, UCB. Of the $8.63 million proposed investment by UBA, $2.75 million is in the form of bridge loans conditionally available to Nor'Wester during the consolidation phase. As of March 31, 1997, $1.5 million has already been loaned to Nor'Wester, the majority of which has been advanced to North Country. At closing, it is anticipated that the bridge loans will be converted into shares of UCB and the remaining $5.88 million cash investment will be made directly in shares of UCB.

    All principal and interest related to the bridge loans is secured by the assets of North Country Joint Venture, Nor'Wester's wholly-owned subsidiary, and by Nor'Wester's ownership interest in North Country Joint Venture. Repayment of all principal and interest is guaranteed personally by the Company's president.

    The closing of the proposed investment remains subject to (i) approval by the shareholders of each of the companies, (ii) achievement of certain operating results at each of the breweries, (iii) maintenance of certain operating conditions and covenants, including that there shall be no material adverse change in the businesses of the affiliated breweries taken as a whole, (iv) approval by federal and state liquor control agencies, (v) registration with the U.S. Securities and Exchange Commission of UCB shares to be exchanged in the merger, (vi) extension of Nor'Wester's $1 million revolving line of credit through September 30, 1997 and the lender shall have waived any defaults under the line of credit agreement and

                            WILLAMETTE VALLEY, INC.
                         MICROBREWERIES ACROSS AMERICA
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)


PROPOSED MERGER AND INVESTMENT BY UBA (CONTINUED)

the line of credit shall have been converted to a term loan and (vii) such other customary conditions for transactions of this type.

    Immediately following the proposed investment by UBA, UBA would own 45% and the Company's president would own 10% of UCB. The public shareholders of Nor'Wester, WVI, and subsidiaries would own the remaining 45% of UCB.

IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

    In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 128 "Earnings Per Share" ("SFAS 128") and Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure" ("SFAS 129") which are effective for fiscal years ending after December 15, 1997. The Company believes the implementation of these statements will not have a material effect on its results of operations or financial statement disclosures.

RENEGOTIATION OF MERGER AND INVESTMENT BY UBA

    In light of lower than anticipated 1996 operating results, lower than anticipated first quarter 1997 sales and other operating results and adverse conditions with the craft beer industry in general, representatives of UBA and management and the investment bankers of the affiliated companies are in the process of re-negotiating the terms of the UBA investment discussed in the Proposed Merger note. The re-negotiation will reflect a significantly lower valuation for the affiliated companies, a reduction in the total amount of cash to be invested by UBA to $5.5 million and a reduction of UBA's percentage ownership position in UCB to 40% following consolidation. It is anticipated that the $2.75 million bridge loan will not be reduced. The existing shareholders in the affiliated Companies would retain a 60% interest in UCB. The exact distribution of ownership interests among shareholders of the affiliated companies has not yet been determined. Management will soon seek Board approval by each of the affiliated companies of any re-negotiated terms. Failure of the parties to reach a mutually agreeable re-negotiated investment agreement could lead to a loss of the bridge loans and the remainder of the UBA investment which would materially and adversely affect the Company's financial condition and results of operations. There can be no assurance that the proposed merger will be completed or that the Company will obtain the capital needed to sustain operations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Aviator Ales, Inc.
(A Development Stage Company)

    In our opinion, the accompanying balance sheet and the related statements of operations, of shareholders' equity and of cash flows present fairly, in all material respects, the financial position of Aviator Ales, Inc. (A Development Stage Company) at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended and the period from inception (February 14, 1994) to December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is a development stage company which has a limited and unprofitable operating history, has negative working capital of $1,145,814 and has limited access to capital with which to fund future operations. Such factors, among others, raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    As discussed in Note 11 to the financial statements, the Company entered into an investment agreement subsequent to December 31, 1996 to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity.

    Aviator Ales, Inc. is a member of a group of affiliated companies and, as disclosed in the financial statements, has extensive transactions and relationships with members of the group. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

PRICE WATERHOUSE LLP

Portland, Oregon
March 17, 1997, except as to Note 12, which is as of March 24, 1997, and Note 1 (third paragraph only), which is as of June 23, 1997

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEET

                                                                                              DECEMBER 31,
                                                                                       ---------------------------
                                                                                           1996           1995
                                                                                       -------------  ------------
                                                      ASSETS
Current assets:
  Cash and cash equivalents..........................................................  $      19,218  $    226,401
  Accounts receivable, trade.........................................................         61,529        48,870
  Inventories (Note 2)...............................................................        326,178       244,273
  Prepaid and other current assets...................................................       --              57,912
                                                                                       -------------  ------------
      Total current assets...........................................................        406,925       577,456

Property and equipment, net (Notes 3 and 4)..........................................      2,258,392     2,153,851
Other noncurrent assets..............................................................       --              16,361
                                                                                       -------------  ------------
      Total assets...................................................................  $   2,665,317  $  2,747,668
                                                                                       -------------  ------------
                                                                                       -------------  ------------

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Current portion of capital lease obligation........................................  $       4,058  $    --
  Accounts payable...................................................................        607,570       202,312
  Accrued liabilities................................................................         44,516        29,552
  Container deposits.................................................................         15,583       --
  Payables to parent and affiliated companies (Note 8)...............................        881,012        28,111
                                                                                       -------------  ------------
      Total current liabilities......................................................      1,552,739       259,975

Mortgage note payable and capital lease payable (Note 4).............................         57,664        50,000
Advance from affiliate (Note 8)......................................................       --             250,000
Deferred rent (Note 10)..............................................................         70,103        47,951
                                                                                       -------------  ------------
                                                                                           1,680,506       607,926
                                                                                       -------------  ------------

Commitments and contingencies (Notes 10, 11 and 12)

Shareholders' equity (Notes 6, 7 , 11 and 12):
  Common stock, $.001 par value, 10,000,000 shares authorized, 5,331,775 and
    7,460,226 shares issued and outstanding..........................................          5,332         7,461
  Additional paid-in capital.........................................................      2,582,553     2,577,649
  Deficit accumulated during the development stage...................................     (1,603,074)     (445,368)
                                                                                       -------------  ------------
      Total shareholders' equity.....................................................        984,811     2,139,742
                                                                                       -------------  ------------
Total liabilities and shareholders' equity...........................................  $   2,665,317  $  2,747,668
                                                                                       -------------  ------------
                                                                                       -------------  ------------

   The accompanying notes are an integral part of these financial statements.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF OPERATIONS

                                                                                                      CUMULATIVE
                                                                                                     AMOUNTS FROM
                                                                                                       INCEPTION
                                                                                                     (FEBRUARY 14,
                                                                          YEAR ENDED DECEMBER 31,      1994) TO
                                                                         --------------------------  DECEMBER 31,
                                                                             1996          1995          1996
                                                                         -------------  -----------  -------------
Gross sales (Notes 8 and 9)............................................  $   1,905,511  $   186,818   $ 2,136,027
Less excise taxes......................................................        (81,434)      (4,852)      (86,286)
                                                                         -------------  -----------  -------------
Net sales..............................................................      1,824,077      181,966     2,049,741

Cost of goods sold (Note 8)............................................      1,879,062      165,006     2,067,555
                                                                         -------------  -----------  -------------
Gross margin (deficit).................................................        (54,985)      16,960       (17,814)

Selling, general and administrative expenses (Note 8)..................        851,352      490,646     1,452,228
Write-off of stock offering costs (Note 6).............................        249,871      --            249,871
                                                                         -------------  -----------  -------------
Loss from operations...................................................     (1,156,208)    (473,686)   (1,719,913)

Other income (expense):
  Interest (expense) income............................................         (1,498)      79,046       116,839
                                                                         -------------  -----------  -------------
Loss before income taxes...............................................     (1,157,706)    (394,640)   (1,603,074)

Income taxes (Note 5)..................................................       --            --            --
                                                                         -------------  -----------  -------------
Net loss as a development stage company................................  $  (1,157,706) $  (394,640)  $(1,603,074)
                                                                         -------------  -----------  -------------
                                                                         -------------  -----------  -------------
Net loss per common share..............................................  $       (0.20) $     (0.07)        (0.34)
                                                                         -------------  -----------  -------------
                                                                         -------------  -----------  -------------
Weighted average number of common shares outstanding...................      5,685,642    5,326,209     4,766,959
                                                                         -------------  -----------  -------------
                                                                         -------------  -----------  -------------

   The accompanying notes are an integral part of these financial statements.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                       STATEMENT OF SHAREHOLDERS' EQUITY

         PERIOD FROM INCEPTION (FEBRUARY 14, 1994) TO DECEMBER 31, 1996

                                                                                        DEFICIT
                                                                                      ACCUMULATED
                                                    COMMON STOCK        ADDITIONAL    DURING THE
                                               ----------------------    PAID-IN      DEVELOPMENT
                                                 SHARES      AMOUNT      CAPITAL         STAGE          TOTAL
                                               -----------  ---------  ------------  -------------  -------------
Balances, February 14, 1994..................      --       $  --      $    --       $    --        $    --
Stock issued to Willamette Valley, Inc.
  ($0.02 per share)..........................    4,845,455      4,846        95,154       --              100,000
Proceeds from stock offering ($1.10 per
  share).....................................    2,609,091      2,609     2,471,631       --            2,474,240
Net loss.....................................      --          --           --             (50,728)       (50,728)
                                               -----------  ---------  ------------  -------------  -------------
Balances, December 31, 1994..................    7,454,546      7,455     2,566,785        (50,728)     2,523,512
Shares granted to distributors (Note 6)......        5,680          6        10,864       --               10,870
Net loss.....................................      --          --           --            (394,640)      (394,640)
                                               -----------  ---------  ------------  -------------  -------------
Balances, December 31, 1995..................    7,460,226      7,461     2,577,649       (445,368)     2,139,742
Shares granted to employees..................        1,500          1         2,774                         2,775
Shares retired (Note 6)......................   (2,129,951)    (2,130)        2,130       --             --
Net loss.....................................      --          --           --          (1,157,706)    (1,157,706)
                                               -----------  ---------  ------------  -------------  -------------
Balances, December 31, 1996..................    5,331,775  $   5,332  $  2,582,553  $  (1,603,074) $     984,811
                                               -----------  ---------  ------------  -------------  -------------
                                               -----------  ---------  ------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                                                      CUMULATIVE
                                                                                                     AMOUNTS FROM
                                                                                                       INCEPTION
                                                                                                     (FEBRUARY 14,
                                                                         YEAR ENDED DECEMBER 31,       1994) TO
                                                                       ----------------------------  DECEMBER 31,
                                                                           1996           1995           1996
                                                                       -------------  -------------  -------------
Cash flows from operating activities:
  Net loss as a development stage company............................  $  (1,157,706) $    (394,640)  $(1,603,074)
  Reconciliation of net loss to cash used by operating activities:
    Shares granted to employees and distributors.....................          2,775         10,870        13,645
    Depreciation and amortization....................................        137,146         45,580       182,726
    Deferred rent....................................................         22,152         47,951        70,103
    Changes in current assets and current liabilities:
      Accounts receivable............................................        (12,659)       (48,870)      (61,529)
      Inventories....................................................        (81,905)      (233,788)     (326,178)
      Prepaid and other assets.......................................         57,912        (25,142)      --
      Accounts payable...............................................        405,258        179,758       607,570
      Accrued liabilities and container deposits.....................         30,547         29,552        60,099
                                                                       -------------  -------------  -------------
Net cash used by operating activities................................       (596,480)      (388,729)   (1,056,638)
                                                                       -------------  -------------  -------------
Cash flows from investing activities:
  Capital expenditures...............................................       (229,965)    (2,096,559)   (2,379,161)
  Decrease (increase) in other non-current assets....................         16,361        (15,587)         (235)
                                                                       -------------  -------------  -------------
Net cash used by investing activities................................       (213,604)    (2,112,146)   (2,379,396)
                                                                       -------------  -------------  -------------
Cash flows from financing activities:
  Sale of common stock to parent company.............................       --             --             100,000
  Net proceeds from common stock offering............................       --             --           2,474,240
  Net borrowings and advances from parent and affiliated companies...        602,901        236,499       881,012
                                                                       -------------  -------------  -------------
Net cash provided by financing activities............................        602,901        236,499     3,455,252
                                                                       -------------  -------------  -------------
Net decrease in cash.................................................       (207,183)    (2,264,376)       19,218
Cash and cash equivalents, beginning of period.......................        226,401      2,490,777       --
                                                                       -------------  -------------  -------------
Cash and cash equivalents, end of period.............................  $      19,218  $     226,401   $    19,218
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION, OPERATIONS AND BASIS OF PRESENTATION

    Aviator Ales, Inc. (the Company) is a development stage company established to produce and sell hand-crafted ales in the State of Washington. The Company was organized under the laws of the State of Delaware. Prior to January 1996, the Company's name was Seattle Brewing Company. From the date of inception (February 14, 1994) through December 31, 1996, the Company's efforts have been directed primarily toward organizing and issuing a public offering of shares of its common stock, building and equipping its brewery, and developing a marketable beer. The brewery began producing and selling beer in September 1995; however, in 1996 was brewing at only 19% of its expected capacity. The Company is one of four majority or wholly owned subsidiaries of Willamette Valley, Inc. Microbreweries across America (WVI), a company located in Oregon, organized to establish microbreweries throughout the United States. At December 31, 1996 and 1995, WVI owned approximately 51% and 65%, respectively, of the Company's common stock; see also Note 6.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development stage company which has a limited and unprofitable operating history, has negative working capital of $1,145,814 and has limited access to capital to fund future operations. There can be no assurance that the Company will produce and sell its products on a profitable basis to sustain operations. Such factors, among others, raise substantial doubt as to the Company's ability to continue as a going concern.

    In light of significant losses and negative working capital the Company has developed and is implementing plans for the continuation of the business. In particular, the Company has taken steps to: (i) reduce or eliminate cooperative brewing arrangements which proved to be inefficient and costly; (ii) eliminate national roll-out programs in favor of stepped-up regional sales and marketing efforts; (iii) negotiate with past-due creditors which could involve extended terms and payment plans; (iv) hire and retain high-quality employees familiar with the brewing industry, (v) use available bridge loans from a proposed investor (see Note 11) to fund operations until new strategies result in positive cash flows and improved profitability, and; (vi) use of proceeds from the disposition of duplicative and/or unutilized assets created by the proposed merger. Management believes these plans will result in the Company sustaining operations as a going concern for next 12 months.

    As part of the plans, subsequent to December 31, 1996, the Company entered into an investment agreement to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity as discussed in
Note 11.

    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

    The accompanying financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    INVENTORIES

    Inventories are stated at the lower of cost (first-in, first-out basis) or market.

    PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost and are depreciated over their estimated useful lives estimated to be 5-15 years using the straight-line method, beginning at the time the assets are placed in operation.

    Expenditures for repairs and maintenance are charged to expense as incurred, and expenditures for additions and betterments are capitalized. Leasehold improvements are depreciated over the shorter of the life of the asset or the lease.

    In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The Company adopted the statement in fiscal 1996; however, the adoption has not had a significant impact on the Company's financial statements. Note that management expects all of the Company's long-lived assets to be used by the newly formed public Company (see Note 11).

    OTHER NONCURRENT ASSETS

    In 1995, the Company capitalized the fees and related legal costs of organization which are included in other noncurrent assets in the accompanying balance sheet. These items were written off in 1996 based on the proposed merger as described in Note 11, as these intangible assets no longer have future value.

    INCOME TAXES

    The Company accounts for income taxes using the asset and liability approach prescribed by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this approach, deferred income taxes are calculated for the expected future tax consequences of temporary differences between the book basis and tax basis of the Company's assets and liabilities. The Company files a stand-alone federal and state income tax return.

    REVENUE RECOGNITION

    The Company recognizes revenue upon the shipment of its products to its customers. Sales are recorded as trade accounts receivable and no collateral is required.

    NET LOSS PER COMMON SHARE

    Net loss per common share is calculated based on the weighted average number of common shares outstanding after giving effect to the shares retired in March 1996 and shares granted to employees throughout the periods presented. No common stock equivalents with a dilutive effect were outstanding during the periods presented. Shares held in escrow are included in the weighted average number of common shares outstanding.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    STATEMENT OF CASH FLOWS

    The Company considers short-term investments which are highly liquid, are readily convertible into cash, and have original maturities of fewer than three months to be cash equivalents for the purposes of cash flows. For the year ended December 31, 1996, the Company paid no income taxes and paid interest of $1,498. For the year ended December 31, 1995, the Company paid no income taxes and paid interest of $4,500. In 1996, the Company purchased equipment valued at $11,722 under a capital lease. This non-cash transaction has also been excluded from the accompanying statement of cash flows.

    FAIR MARKET VALUE OF FINANCIAL INSTRUMENTS

    Except as discussed in Note 8 under advances from affiliates, the fair market values of the Company's recorded financial instruments approximate their respective recorded balances, as the recorded assets and liabilities are stated at amounts expected to be realized or paid, or carry interest rates commensurate with current rates for instruments with a similar duration and degree of risk.

    STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 123

    The Company adopted Statement of Financial Accounting Standards No. 123 (SFAS 123), "Accounting for Stock-Based Compensation," for its year ended December 31, 1996. SFAS 123 was issued by the Financial Accounting Standards Board in October 1995, and allows companies to choose whether to account for stock-based compensation under the current intrinsic method as prescribed in Accounting Principles Board Opinion Number 25 (APB 25) or use the fair value method prescribed in SFAS 123. The Company continues to follow the provisions of APB 25. The impact of adoption does not have a significant effect on the Company's financial position or results of operations (see Note 7).

    RECLASSIFICATIONS

    Certain reclassifications have been made to the 1995 financial statements to conform with 1996 presentation. These reclassifications have no impact on previously reported results of operations or shareholders' equity.

2. INVENTORIES

    Inventories consist of:

                                                                             DECEMBER 31,
                                                                        ----------------------
                                                                           1996        1995
                                                                        ----------  ----------
Raw materials.........................................................  $  180,145  $   48,589
Work-in-process.......................................................      35,414      30,100
Finished goods........................................................      72,186     147,992
Retail inventory......................................................      38,433      17,592
                                                                        ----------  ----------
                                                                        $  326,178  $  244,273
                                                                        ----------  ----------
                                                                        ----------  ----------

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PROPERTY AND EQUIPMENT

    Property and equipment consist of:

                                                                           DECEMBER 31,
                                                                    --------------------------
                                                                        1996          1995
                                                                    ------------  ------------
Land and improvements.............................................  $    695,486  $    642,275
Brewery equipment.................................................     1,708,998     1,527,269
Office furniture and equipment....................................        16,910        10,162
Vehicles..........................................................        19,490        19,490
                                                                    ------------  ------------
                                                                       2,440,884     2,199,196
Less accumulated depreciation.....................................      (182,492)      (45,345)
                                                                    ------------  ------------
                                                                    $  2,258,392  $  2,153,851
                                                                    ------------  ------------
                                                                    ------------  ------------

4. MORTGAGE NOTE PAYABLE AND CAPITAL LEASE PAYABLE

    Long-term debt consists of a $50,000 note payable to an individual, issued in connection with the purchase of land, and a capital lease liability relating to equipment. The note bears interest at 9.0% and requires quarterly interest payments. The note is secured by the land and is payable in a lump sum in June 1999. The capital lease bears interest at 9.4% and is payable in equal instalments of $416 per month through August 1999. Future minimum payments on the capital lease are as follows:

                                                                PRINCIPAL  INTEREST     TOTAL
                                                                ---------  ---------  ---------
1997..........................................................  $   4,058  $     933  $   4,991
1998..........................................................      4,457        534      4,991
1999..........................................................      3,207        115      3,322
                                                                ---------  ---------  ---------
                                                                $  11,722  $   1,582  $  13,304
                                                                ---------  ---------  ---------
                                                                ---------  ---------  ---------

5. INCOME TAXES

    Pre-tax loss was attributable to operations entirely within the United States. For the periods ended December 31, 1996 and 1995, there was no current or deferred provision for income taxes.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INCOME TAXES (CONTINUED)

    The benefit for income taxes differs from the amount of income taxes determined by applying the U.S. statutory graduated federal rate due to the following:

                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                                                --------------------
                                                                                  1996       1995
                                                                                ---------  ---------
Statutory graduated federal rate..............................................       34.0%      34.0%
Reserve of net operating loss carryforward assets.............................      (34.0)     (34.0)
                                                                                ---------  ---------
                                                                                       --%        --%
                                                                                ---------  ---------
                                                                                ---------  ---------


    Deferred tax assets (liabilities) consist of:

                                                                            DECEMBER 31,
                                                                      ------------------------
                                                                         1996         1995
                                                                      -----------  -----------
Federal net operating loss carryforwards............................  $   679,000  $   175,000
Expenses not currently deductible...................................       24,000       15,000
Fixed assets........................................................     (163,000)     (60,000)
Deferred tax asset valuation allowance..............................     (540,000)    (130,000)
                                                                      -----------  -----------
                                                                      $   --       $   --
                                                                      -----------  -----------
                                                                      -----------  -----------

    As of December 31, 1996, the Company had a net operating loss carryforward aggregating approximately $2,002,000 for federal purposes, which may be used to offset future taxable income, if any. The annual utilization of this carryforward may be limited after the Company undergoes the ownership change anticipated by management (see Note 11) or fails to meet the continuity of business requirements defined by the Internal Revenue Code. The Company's net operating loss carryforwards begin expiring in 2010.

6. SHAREHOLDERS' EQUITY

    The Company is authorized to issue 10,000,000 shares of its common stock. Each share of common stock entitles the holder to one vote. In February 1994, the Company received $100,000 cash from WVI in exchange for 4,845,455 shares of unregistered common stock.

    In connection with the Company's initial stock offering under Oregon securities laws, WVI agreed to place in escrow its 4,845,455 shares of the Company's common stock. These shares were to be released from escrow to WVI when the Company satisfied one or more certain earnings requirements or established a bona fide over-the-counter trading market for its common stock and maintained a bid price equal to or greater than a stipulated benchmark price for 26 or more consecutive weeks. Unless released pursuant to these conditions, the 4,845,455 shares were to remain in escrow until unconditionally released in 25% increments on April 5, 2001, 2002, 2003 and 2004. Based on the

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. SHAREHOLDERS' EQUITY (CONTINUED)

ownership change anticipated by management described in Note 11, the shares will not be released from escrow, and all shares will be converted to shares of the new Company. The shares, while in escrow, entitle WVI to the same rights and privileges as all other shareholders of common stock, except for certain rights relating to transferability and liquidation.

    During 1994, the Company sold 2,609,091 shares of its common stock at $1.10 per share pursuant to a Form SB-2 public offering filed with the U.S. Securities Exchange Commission (SEC). Cash proceeds from this offering, net of offering expenses of $395,760, aggregated $2,474,240.

    During 1996 and 1995, the Company granted a total of 1,500 and 5,680 shares, respectively, to employees and/or third-party distributors of the Company's products. The Company recorded $2,775 and $10,870 of expense related to these grants which is included in selling, general and administrative expenses in the accompanying financial statements for the years ended December 31, 1996 and 1995, respectively.

    On March 4, 1996, the board of directors of WVI authorized WVI to contribute 2,129,871 of its 4,845,455 shares in the Company to the Company for no consideration in contemplation of the stock offering discussed in the following paragraph; the Company has retired these shares. This transaction reduced WVI's ownership in the Company from approximately 65% to approximately 51%. Also in 1996, an additional 80 shares were retired.

    During 1996, the Company attempted its second direct public stock offering to sell up to 820,000 shares of common stock at $1.85 per share. The offering has failed to raise the minimum escrow amount, and the Company is no longer soliciting investors. Accordingly, the costs of $249,871 related to the offering have been expensed in the current year.

    See Notes 11 and 12 for additional discussion of the planned ownership change.

7. STOCK INCENTIVE PLAN

    The Company adopted a 1994 Stock Incentive Plan (the "Plan") and has reserved 250,000 shares of the Company's common stock thereunder. The Plan provides for the grant of incentive stock options to employees of the Company and non-qualified stock options, stock sales, and stock grants to employees, directors, and consultants of the Company. In January 1995, the Company granted 55,000 options to employees under the Plan. The options are exercisable over a ten-year period at an exercise price of $1.10 per share, which approximated fair market value at the date of grant. The options vest ratably over the ten-year term beginning one year from the date of grant. In 1996, the Company granted 89,000 options to employees under the Plan. Of these, 78,000 options vest over a ten-year term, 5,000 vest over a five-year term, and 6,000 were canceled. These options have an exercise price of $1.85 per share, which approximated the fair market value at the date of grant. As of December 31, 1996, options exercised were 0, vested options were 14,300, and options outstanding were 138,000.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. STOCK INCENTIVE PLAN (CONTINUED)

    The Company has elected to account for its stock-based compensation under Accounting Principles Board Opinion No. 25. The Company has determined that the pro forma effects of applying SFAS 123 would not have a material effect on the results of operations for 1996 and 1995. This determination was made using the Black-Scholes option pricing model. The weighted average assumptions used for stock option grants for 1996 and 1995 were a risk-free interest rate of 5.61% and 7.87%, respectively, an expected dividend yield of 0% and 0%, respectively, an expected life of 9.77 years and 10 years, respectively, and an expected volatility of 57% and 54%, respectively. The weighted average fair value of stock options granted in 1996 and 1995 was $1.33 and $0.82, respectively.

    Options were assumed to be exercised upon vesting for purposes of this valuation. Adjustments are made for options forfeited prior to vesting. For the years ended December 31, 1996 and 1995, the total value of the options granted was computed to be $110,242 and $45,230, respectively, which would be amortized on a straight-line basis over the vesting period of the options.

    Note that all options granted by the Company are expected to be converted to options of the new company expected to be formed at the same conversion rate as the conversion of common stock as discussed in Note 11.


8. RELATED PARTIES

    NATURE OF RELATED PARTIES

    The Company's president partially owns and controls Willamette Valley Vineyards (WVV), a winery in Oregon; and Nor'Wester Brewing Company Inc. (Nor'Wester), a microbrewery in Oregon; as well as WVI. Additionally, WVI is the majority owner of Mile High Brewing Company (MHBC) and Bayhawk Ales, Inc. (BAI), and fully owns North Country Brewing Company, Inc. (NCBCI), companies located in Colorado, California, and New York, respectively. As a result of certain arrangements between the Company and its affiliates, as well as the Company president's positions with and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and the allocation of the Company president's time.

    RELATED PARTY TRANSACTIONS

    For the period from inception through December 31, 1996, WVI and WVV provided secretarial, accounting, marketing, and administrative services related to the Company's initial stock offering and for general and administrative purposes. Beginning in 1996, the Company began contracting certain of these services from Nor'Wester under a general services agreement between Nor'Wester, WVI and WVV. During 1996 and 1995, the Company purchased these services at an approximate cost of $128,000 and $169,000, respectively, which is included in selling, general and administrative expenses in the accompanying financial statements. Additionally, WVI has allowed the Company to utilize certain proprietary concepts for no cash consideration. As a result of these and certain other transactions, the Company owed approximately $881,000 and $278,000, at December 31, 1996 and 1995, respectively, to affiliated companies.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8. RELATED PARTIES (CONTINUED)

    Additionally, in 1996, WVI advanced the Company $240,000 to be used for short-term financing purposes. Because of the anticipated ownership change discussed in Note 11, management does not expect to repay this advance. Instead the advances are being considered in determining the purchase price and stock conversion ratios being used in the transaction. These advances are included in payables to parent and affiliated companies balance at December 31, 1996.

    STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS

    In December 1995, the Company entered into a Strategic Alliance (the "Alliance") with Nor'Wester, MHBC, BAI, NCBCI, and WVI. The Company, Nor'Wester, MHBC, BAI, NCBCI, and WVI are collectively referred to as "Alliance members," and the Company, MHBC, and BAI are collectively referred to as the "Cooperative Brewers," and individually referred to as a "Cooperative Brewer." The purpose of the Alliance is to promote and support the growth of all of the Alliance members by increasing production at each Cooperative Brewer's facility and supporting the entry of Nor'Wester products into new markets. To achieve this goal, each Cooperative Brewer has agreed to cooperatively brew Nor'Wester's products, and to support the entry of these products into new markets by facilitating Nor'Wester's access to the Cooperative Brewer's network of distributors.

    The Alliance is created through a Strategic Alliance Agreement between Nor'Wester and each of the Company, MHBC, and BAI. The terms of the Strategic Alliance Agreement and the Cooperative Brewing Agreements are four years, unless earlier terminated under limited circumstances, which include material breach in the case of the Cooperative Brewing Agreements. The Agreements are subject to renewal.

Pricing for the purchase of beer produced under the Cooperative Brewing Agreement is at the lesser of cost plus 10% or Nor'Wester's average cost of production at its Nor'Wester Brewery, plus a mark-up of 10%. The Agreement provides that no Alliance member will use the proprietary information or technology of another Alliance member to produce any beer with a flavor profile or appearance that is substantially similar to such Alliance member's beer. With the consent of all Alliance members, additional parties may be added to the Alliance.

    Under the terms of the Cooperative Brewing Agreements, the Company will produce Nor'Wester beer, in the amounts and packaging as specified in firm orders submitted by Nor'Wester on a periodic basis. Each Cooperative Brewer's production of Nor'Wester beer must comply with specifications concerning recipes, quality control procedures, flavor profile and appearance. Nor'Wester has a right to reject beer not meeting its specifications.

    Nor'Wester has acquired certain specified brewing equipment for Aviator's use in producing Nor'Wester's beer. To the extent that this equipment is not needed for the production of Nor'Wester beers, Aviator may, upon notice to Nor'Wester, use this equipment to produce its own beer subject to the payment of an agreed-upon lease fee.

    The Cooperative Brewing Agreement requires that the Cooperative Brewer maintain the equipment supplied by Nor'Wester, that Nor'Wester insure this equipment, and that the Cooperative Brewer and Nor'Wester each indemnify the other for damages and losses in connection with the Agreement. Nor'Wester may at its cost remove or replace its equipment at any time if market conditions or other circumstances make such action desirable to Nor'Wester.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS


8. RELATED PARTIES (CONTINUED)

    Cooperative brewing revenues totaled $544,000, which is 30% of the Company's net revenues. Because of the pricing terms surrounding cooperative brewing discussed above and the fact that the Company's costs to produce beer were higher than Nor'Wester's costs to produce beer, cooperative brewing sales resulted in significant negative gross margins for the Company. In addition, a significant portion of the beer brewed by the Company and sold to Nor'Wester was determined to be unusable. Accordingly, the Company ceased its cooperative brewing of Nor'Wester beers in January 1997.

    Subsequent to December 31, 1996, the cooperative brewing agreement was canceled with the consent of all Alliance members.

ADVANCES FROM AFFILIATE

    In connection with the Cooperative Brewing Agreement with Nor'Wester described above, Nor'Wester advanced $100,000 and $250,000 to the Company in 1996 and 1995, respectively, for the purchase of ingredients and packaging materials for the Company's initial and continued production of Nor'Wester's products. The advances received in 1996 were also used for the Company's production of its own beers. These advances are unsecured and do not bear interest. Because of the anticipated ownership change discussed in Note 11, management does not expect to repay these advances. Instead, the advances are being considered in determining the purchase price and stock conversion ratios being used in the transaction and therefore are classified as current payables.


9. SIGNIFICANT CUSTOMERS

    Approximately 45% and 58% of the Company's sales were to wholesale distributors located in the Pacific Northwest for the years ended December 31, 1996 and 1995, respectively. Sales to the Company's largest customer (excluding cooperative brewing) represented approximately 29% and 30% of gross sales for the years ended December 31, 1996 and 1995, respectively.

10. COMMITMENTS

    The Company has entered into agreements with several independent distributors for the distribution of the Company's products in Washington. These agreements contain normal distribution provisions and are cancelable by either the Company or the distributors. During 1995, the Company entered into a twenty-year operating lease arrangement with optional renewal terms for its production facility in Woodinville, Washington. Approximate minimum lease payments are as follows:

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


10. COMMITMENTS (CONTINUED)

YEAR ENDING
DECEMBER 31,
--------------------------------------------------------------------------------
  1997..........................................................................  $    117,000
  1998..........................................................................       117,000
  1999..........................................................................       117,000
  2000..........................................................................       119,000
  2001..........................................................................       127,000
  Thereafter....................................................................     2,068,000
                                                                                  ------------
                                                                                  $  2,665,000
                                                                                  ------------
                                                                                  ------------

    The terms of this lease allowed for no lease payments to be made during the initial five months of the lease term, and contain escalating payments beginning in 2000. The Company is recording lease expense on the straight-line method over the lease term; accordingly, deferred rent has been recorded in the accompanying balance sheet. Rent expense including common area charges during 1996 and 1995 related to this lease aggregated approximately $174,000 and $67,000, respectively, and is allocated between cost of sales and selling, general and administrative expenses in the accompanying statement of operations.

11. PROPOSED MERGER AND INVESTMENT FROM UBA

    Subsequent to December 31, 1996, the Company along with its parent (WVI) and its affiliates (Nor'Wester, MHBC and BAI) entered into an investment agreement with United Breweries of America, Inc. (UBA), an entity controlled by the UB Group of Bangalore, India. The agreement provides for Nor'Wester, WVI, AAI, MHBC and BAI to consolidate into a company to be known as United Craft Brewers, Inc. (UCB). This merger will result in the issuance of newly registered shares of UCB common stock in exchange for shares of Nor'Wester, WVI and its subsidiaries. The merger and share exchange will require approval by the Boards of Directors and shareholders of each of the entities. Following consolidation, all shareholders in the Nor'Wester/WVI alliance will hold shares in UCB, a company which is intended to be listed for trading on the Nasdaq National Market system under the symbol ALES. Proposed exchange ratios for each of the entities are as follows, based on an average closing price of $2.63 for Nor'Wester's common stock for the 20 trading days immediately preceding execution of the merger:

COMPANY                                                                         EXCHANGE RATIO
------------------------------------------------------------------------------  --------------
Nor'Wester....................................................................            1:1
WVI...........................................................................      1.99159:1
AAI...........................................................................      2.98739:1
BAI...........................................................................      1.99159:1
MHBC..........................................................................      2.98739:1

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


11. PROPOSED MERGER AND INVESTMENT FROM UBA (CONTINUED)

    Following the merger, UBA has proposed to invest $8.63 million in exchange for a 45% equity interest in the new entity, UCB. Of the $8.63 million proposed investment by UBA, $2.75 million is in the form of bridge loans conditionally available to Nor'Wester during the consolidation phase. As of March 21, 1997, $1,500,000 has already been loaned to Nor'Wester, the majority of which has been advanced to North Country. At closing, it is anticipated that the bridge loans will be converted into shares of UCB and the remaining $5.88 million cash investment will be made directly in shares of UCB (see Note 12).

    The closing of the proposed investment remains subject to (i) approval by the shareholders of each of the companies, (ii) achievement of certain operating results at each of the breweries, (iii) maintenance of certain operating conditions and covenants, including that there shall be no material adverse change in the businesses of the affiliated breweries taken as a whole, (iv) approval by federal and state liquor control agencies, (v) registration with the U.S. Securities and Exchange Commission of UCB shares to be exchanged in the merger, and (vi) such other customary conditions for transactions of this type.

    Immediately following the proposed investment by UBA, UBA would own 45% and the Company's president would own 10% of UCB. The public shareholders of Nor'Wester, WVI, and WVI's subsidiaries would own the remaining 45% of UCB (see
Note 12).

12. SUBSEQUENT EVENTS

    In light of lower than anticipated 1996 results, lower than anticipated first quarter 1997 sales and other operating results and adverse conditions within the craft beer industry in general, representatives of UBA and management and the investment bankers of the affiliated companies are in the process of renegotiating the terms of the UBA investment discussed in Note 11. The renegotiation will reflect a significantly lower valuation and a change in the exchange ratios for the affiliate companies, a reduction in the total amount of cash to be invested by UBA to $5.5 million and a reduction of UBA's percentage ownership position in UCB to 40% following the consolidation. It is anticipated that the $2.75 million bridge loan amount will not be reduced. The existing shareholders in the affiliated Companies would retain a 60% interest in UCB. The exact distribution of ownership interests among shareholders of the affiliated companies has not yet been determined. Management will soon seek Board approval by each of the affiliated companies of any renegotiated terms. Failure of the parties to reach a mutually agreeable renegotiated investment agreement could lead to a loss of the bridge loans and the remainder of the UBA investment which would materially and adversely affect the Company's financial condition and results of operations. There can be no assurance that the proposed merger will be completed or that the Company will obtain the capital needed to sustain operations.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEET

                                                                                        MARCH 31,    DECEMBER 31,
                                                                                          1997           1996
                                                                                      -------------  -------------
                                                                                       (UNAUDITED)
                                                      ASSETS
Current Assets:
  Cash and cash equivalents.........................................................  $          --  $      19,218
  Accounts receivable...............................................................        190,544         61,529
  Inventories.......................................................................        292,392        326,178
  Marketing supplies................................................................         25,746       --
                                                                                      -------------  -------------
  Total current assets..............................................................        508,682        406,925

Property and equipment, net.........................................................      2,222,645      2,258,392
                                                                                      -------------  -------------
Total assets........................................................................  $   2,731,327  $   2,665,317
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                                       LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of capital lease obligation.......................................  $       4,154  $       4,058
  Accounts payable..................................................................        729,867        607,570
  Accrued liabilities...............................................................         35,182         44,516
  Container deposits................................................................         24,609         15,583
  Payable to parent and affiliated companies........................................        942,251        881,012
                                                                                      -------------  -------------
  Total current liabilities.........................................................      1,736,063      1,552,739

Mortgage note payable and capital lease obligation..................................         56,262         57,664
Deferred rent.......................................................................         78,602         70,103
                                                                                      -------------  -------------
                                                                                          1,870,927      1,680,506
                                                                                      -------------  -------------
Commitments

Shareholders' equity:
  Common stock, $.001 par value--10,000,000 shares authorized,
    5,331,775 and 5,331,775 shares outstanding......................................          5,332          5,332
  Additional paid-in capital........................................................      2,582,553      2,582,553
Deficit accumulated during the development stage....................................     (1,727,485)    (1,603,074)
                                                                                      -------------  -------------
                                                                                            860,400        984,811
                                                                                      -------------  -------------
Total liabilities and shareholders' equity..........................................  $   2,731,327  $   2,665,317
                                                                                      -------------  -------------
                                                                                      -------------  -------------

    The accompanying notes are an integral part of this financial statement.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                                                             CUMULATIVE AMOUNTS
                                                                  THREE MONTHS ENDED MARCH     FROM INCEPTION
                                                                            31,              (DECEMBER 2, 1993)
                                                                  ------------------------           TO
                                                                     1997         1996       TO MARCH 31, 1997
                                                                  -----------  -----------  --------------------
Gross sales.....................................................  $   298,632  $   274,105     $    2,434,659
Less: excise taxes..............................................      (15,486)     (15,355)          (101,772)
                                                                  -----------  -----------        -----------
Net sales.......................................................      283,146      258,750          2,332,887

Cost of sales...................................................      294,825      329,640          2,362,380
                                                                  -----------  -----------        -----------
Gross profit (deficit)..........................................      (11,679)     (70,890)           (29,493)

Selling, general and administrative expenses....................      110,637      157,019          1,562,865
  Write-off of stock offering costs.............................      --           --                 249,871
                                                                  -----------  -----------        -----------

Loss from operations............................................     (122,316)    (227,909)        (1,842,229)

Other income (expense)
  Interest income (expense).....................................       (2,095)         807            114,744
                                                                  -----------  -----------        -----------
                                                                       (2,095)         807            114,744
                                                                  -----------  -----------        -----------
Net loss........................................................  $  (124,411) $  (227,102)    $   (1,727,485)
                                                                  -----------  -----------        -----------
                                                                  -----------  -----------        -----------

Net loss per common share.......................................  $     (0.02) $     (0.03)    $        (0.36)
                                                                  -----------  -----------        -----------
                                                                  -----------  -----------        -----------
Weighted average number of common shares
  outstanding...................................................    5,331,775    6,864,533          4,801,848
                                                                  -----------  -----------        -----------
                                                                  -----------  -----------        -----------

    The accompanying notes are an integral part of this financial statement.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF CASH FLOWS

                                  (UNAUDITED)

                                                                                              CUMULATIVE AMOUNTS
                                                                   THREE MONTHS ENDED MARCH     FROM INCEPTION
                                                                             31,              (DECEMBER 2, 1993)
                                                                   ------------------------           TO
                                                                      1997         1996       TO MARCH 31, 1997
                                                                   -----------  -----------  --------------------
Cash flows from operating activities:
  Net loss.......................................................  $  (124,411) $  (227,102)        (1,727,485)
  Reconciliation of net loss to net cash used for operating
    activities:
    Depreciation and amortization................................       39,314       39,100            222,040
    Increase in deferred rent....................................        8,499        8,501             78,602
    Shares of stock granted to employees.........................      --           --                  13,645
    Changes in assets and liabilities:
      Accounts receivable........................................     (129,015)     (71,982)          (190,544)
      Inventories................................................       33,786       (8,585)          (292,392)
      Marketing supplies.........................................      (25,746)     --                 (25,746)
      Accounts payable...........................................      122,297     (108,952)           729,867
      Accrued liabilities and other liabilities..................         (308)      18,526             59,791
                                                                   -----------  -----------        -----------
  Net cash used for operating activities.........................      (75,584)    (350,494)        (1,132,222)
Cash flows from investing activities:
  Purchases of property and equipment............................       (3,471)    (113,973)        (2,382,632)
  Increase in other non-current assets...........................      --           --                    (235)
                                                                   -----------  -----------        -----------
  Net cash used for investing activities.........................       (3,471)    (113,973)        (2,382,867)
Cash flows from financing activities:
  Increase in advances and other payables to affiliates..........       61,239      243,724            942,251
  Proceeds from stock offerings..................................                                    2,574,240
  Payments on capital lease obligations..........................       (1,402)     --                  (1,402)
  Increase in deferred stock offering costs......................      --           (10,513)          --
                                                                   -----------  -----------        -----------
Net cash (used for) provided by financing activities.............       59,837      233,211          3,515,089
                                                                   -----------  -----------        -----------
Net decrease in cash and cash equivalents........................      (19,218)    (231,256)          --
Cash and cash equivalents:
  Beginning of period............................................       19,218      226,401           --
                                                                   -----------  -----------        -----------
  End of period..................................................  $   --       $    (4,855)    $     --
                                                                   -----------  -----------        -----------
                                                                   -----------  -----------        -----------

    The accompanying notes are an integral part of this financial statement.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

BASIS OF PRESENTATION

    The Company's financial statements enclosed herein are unaudited and, because of the seasonal nature of the business and the varying schedule of its special sales efforts, these results are not necessarily indicative of the results to be expected for the entire year. In the opinion of management, the interim financial statements reflect all adjustments, consisting of only normal recurring items which are necessary for a fair presentation of the results for the periods presented. The accompanying financial statements have been prepared in accordance with GAAP and SEC guidelines applicable to interim financial information which require management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The accompanying financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 1996.

    The Company is a development stage company established to produce and sell hand-crafted ales in the State of Washington. From the date of inception (February 14, 1994) through March 31, 1997, the Company's efforts have been directed primarily toward organizing and issue a public offering of shares of its common stock, building and equipping its brewery, and developing a marketable beer.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development stage company which has a limited and unprofitable operating history, has negative working capital of $1,227,381 and has limited access to capital to fund future operations. There can be no assurance that the Company will produce and sell its products on a profitable basis to sustain operations. Such factors, among others, raise substantial doubt as to the Company's ability to continue as a going concern.

    In light of significant losses and negative working capital the Company has developed and is implementing plans for the continuation of the business. In particular, the Company has taken steps to: (i) reduce or eliminate cooperative brewing arrangements which proved to be inefficient and costly; (ii) eliminate national roll-out programs in favor of stepped-up regional sales and marketing efforts; (iii) negotiate with past-due creditors which could involve extended terms and payment plans; (iv) hire and retain high-quality employees familiar with the brewing industry, (v) use available bridge loans from a proposed investor (see Proposed Merger note) to fund operations until new strategies result in positive cash flows and improved profitability, and; (vi) use proceeds from the disposition of duplicative and/or unutilized assets created by the proposed merger Management believes these plans will result in the Company sustaining operations as a going concern for the next 12 months.

    As part of the plan, the Company entered into an investment agreement to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity as discussed in the Proposed Merger note.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)


INVENTORIES

    Inventories consist of the following:

                                                                     MARCH 31,   DECEMBER 31,
                                                                        1997         1996
                                                                     ----------  ------------
Raw materials......................................................  $  166,441   $  180,145
Work-in-process....................................................      53,721       35,414
Finished goods.....................................................      32,036       72,186
Retail products....................................................      40,194       38,433
                                                                     ----------  ------------
                                                                     $  292,392   $  326,178
                                                                     ----------  ------------
                                                                     ----------  ------------

PROPERTY AND EQUIPMENT

    Property and equipment consists of the following:

                                                                    MARCH 31,    DECEMBER 31,
                                                                       1997          1996
                                                                   ------------  ------------
Land and improvements............................................  $    695,486   $  695,486
Brewery equipment................................................     1,712,565    1,708,998
Office furniture and equipment...................................        16,910       16,910
Vehicles.........................................................        19,490       19,490
                                                                   ------------  ------------
                                                                      2,444,451    2,440,884
Less accumulated depreciation....................................      (221,806)    (182,492)
                                                                   $  2,222,645   $2,258,392
                                                                   ------------  ------------
                                                                   ------------  ------------

SHAREHOLDERS' EQUITY

    The Company is authorized to issue 10 million shares of its common stock. Each share of common stock entitles the holder to one vote. At its discretion, the Board of Directors may declare dividends on share of common stock, although the Board does not anticipate paying dividends in the foreseeable future. In February 1994, the Company received $100,000 cash from WVI in exchange for 4,845,455 shares of unregistered stock. In March 1996, 2,129,871 of those shares were contributed back to the Company for no consideration and subsequently retired.

NET LOSS PER SHARE

    Net loss per common share is calculated based on the weighted average number of common shares and common share equivalents outstanding during the three month periods ended March 31, 1997 and 1996. Shares owned by the Company's parent, WVI, are held in escrow and are included in the weighted average number of common shares outstanding. Outstanding options to purchase shares of the Company's common shares have not been included in the calculations as their affect would be anti-dilutive.

STOCK INCENTIVE AND STOCK GRANT PLANS

    During 1994, the Board of Directors established a pool of 250,000 shares of the Company's common stock for a stock incentive plan for issuance to employees, directors, and consultants of the Company pursuant to

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)


the exercise of stock options granted under the plan or stock grants or stock sales. Administration of the plan, including determination of the number of shares to be issued, the term of exercise of any option, the option exercise price, and type of options to be granted, lies with the Board of Directors or a duly authorized committee of the Board of Directors.

    As of March 31, 1997, options for a total of 138,000 shares have been awarded, net of cancellations. Options have vesting periods ranging from five years to ten years.

    No compensation expense has been recorded as a result of granting any of the options as all such options were granted with an exercise price equal to the market price on the date of grant.

    Options granted by the Company are expected to be converted to options of the new company expected to be formed in the consolidation of the Company and its affiliates at the same conversion rate as the conversion of common stock discussed in the Proposed Merger note.

INCOME TAXES

    No benefit for income taxes was recognized for the quarters ended March 31, 1997 and 1996 in the accompanying statement of operations as there can be no assurance that the Company will generate taxable income in the future against which such benefits could be realized.

    At March 31, 1997, the Company had a net operating loss carryforward aggregating approximately $2 million for federal income tax purposes, which may be used to offset future taxable income, if any. The annual utilization of this carryforward may be limited if the Company undergoes the ownership change anticipated by management (see Proposed Merger note ) or fails to meet continuity of business requirements defined by the Internal Revenue Code. The Company's net operating loss carryforward expires in 2013.

RELATED PARTIES

    NATURE OF RELATED PARTIES

    The Company's president, Jim Bernau, partially owns and controls Willamette Valley Vineyards (WVV), a winery in Oregon, and Willamette Valley Inc., and Nor'Wester Brewing Company, Inc. (Nor'Wester), a microbrewery in Oregon; as well as WVI. Additionally, the Company's president is the president of each of the following subsidiaries of WVI: Aviator Ales, Inc. (AAI); Mile High Brewing Company (MHBC); Bayhawk Ales, Inc. (BAI); and North Country Brewing Company, Inc. (NCBCI); development stage companies located in Washington, Colorado and California, respectively. As a result of certain arrangements between the Company and its affiliates, as well as Mr. Bernau's positions with and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and allocation of the Company president's time.

    RELATED PARTY TRANSACTIONS

    The Company purchased management and administrative services from WVI at a total cost of $13,842 and $24,630 for the three months ended March 31, 1997 and 1996, respectively. WVI contracts for certain of these services under a general services agreement between WVI and Nor'Wester.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)

RELATED PARTIES (CONTINUED)

    Strategic Alliance and Cooperative Brewing Agreements The Company has entered into a Strategic Alliance (the "Alliance") with Nor'Wester, MHBC, BAI, NCBCI, and WVI. The Company, MHBC, and BAI are individually referred to as a "Cooperative Brewer." The purpose of the Alliance is to promote and support the growth of all of the Alliance members by increasing production at each Cooperative Brewer's facility and supporting the entry of Nor'Wester products into new markets. To achieve this goal, each Cooperative Brewer agreed to cooperatively brew Nor'Wester's products, and to support the entry of these products into new markets by facilitating Nor'Wester's access to the Cooperative Brewer's network of distributors. However, due to the fact that Nor'Wester's Portland Brewery is not currently operating at full capacity and the fact that attempting to develop other regional markets for its products has not yielded significant results, the Cooperative Brewing Agreements are not being utilized. Should the consolidation occur as planned (see Proposed Merger note), the Strategic Alliance and agreements thereunder will terminate.

    In connection with the Cooperative Brewing Agreement described above, the Company received an advance from Nor'Wester of $250,000 during 1995 for the purchase of ingredients and packaging materials for the cooperative brewer's initial production of Nor'Wester's products. In 1996, the Company received an advance of $100,000 from Nor'Wester for cooperative brewing purchases and operating expenses. These advances remain outstanding although the cooperative brewing agreement has been terminated. As a result of the administrative services purchased from WVI and the advances received from Nor'Wester, the Company has advances and loans payable to affiliates of $942,251 at March 31, 1997. Because management expects these advances will eventually be eliminated when the proposed merger occurs, as discussed in the Proposed Merger and Investment by UBA note, these advances have been classified as current payables to affiliates at March 31, 1997.

COMMITMENTS

    The Company has entered into a twenty-year operating lease arrangement with optional renewal terms for its production facility in Woodinville, Washington. Annual payments under the lease are approximately $117,000 , plus common area charges, and escalate over the term of the lease beginning in 2000 (totaling approximately $2,665,000 over the term of the lease).

PROPOSED MERGER AND INVESTMENT BY UBA

    During the quarter ended March 31, 1997, the Company, along with its affiliates (Nor'Wester, WVI, MHBC and BAI) entered into an investment agreement with United Breweries of America, Inc. (UBA), an entity controlled by the UB Group of Bangalore, India. The agreement provides for Nor'Wester, WVI, AAI, MHBC and BAI to merge into a company to be known as United Craft Brewers (UCB). This proposed merger will result in the issuance of newly registered shares of UCB common stock in exchange for shares of Nor'Wester, WVI and its subsidiaries. The merger and share exchange will require approval by the Boards of Directors and shareholders of each of the entities. Following the merger, all shareholders in the Nor'Wester /WVI alliance will hold shares in UCB, a company which is intended to be listed for trading on the NASDAQ National Market system under the symbol ALES. Proposed exchange ratios for each of the entities are as follows, based on an average closing price of $2.63 for Nor'Wester's common stock for the 20 trading days immediately preceding execution of the merger:

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)

PROPOSED MERGER AND INVESTMENT BY UBA (CONTINUED)

COMPANY EXCHANGE                                                                      RATIO
---------------------------------------------------------------------------------  -----------
Nor'Wester.......................................................................    1.00000:1
WVI..............................................................................    1.99159:1
AAI..............................................................................    2.98739:1
BAI..............................................................................    1.99159:1
MHBC.............................................................................    2.98739:1

    Following the proposed merger, UBA has proposed to invest $8.63 million in exchange for a 45% equity interest in the new entity, UCB. Of the $8.63 million proposed investment by UBA, $2.75 million is in the form of bridge loans conditionally available to Nor'Wester during the consolidation phase. As of March 31, 1997, $1.5 million has already been loaned to Nor'Wester, the majority of which has been advanced to North Country. At closing, it is anticipated that the bridge loans will be converted into shares of UCB and the remaining $5.88 million cash investment will be made directly in shares of UCB. All principal and interest related to the bridge loans is secured by the assets of North Country Joint Venture, Nor'Wester's wholly-owned subsidiary, and by Nor'Wester's ownership interest in North Country.

    Joint Venture. Repayment of all principal and interest is guaranteed personally by the Company's president. The closing of the proposed investment remains subject to (i) approval by the shareholders of each of the companies,
(ii) achievement of certain operating results at each of the breweries, (iii) maintenance of certain operating conditions and covenants, including that there shall be no material adverse change in the businesses of the affiliated breweries taken as a whole, (iv) approval by federal and state liquor control agencies, (v) registration with the U.S. Securities and Exchange Commission of UCB shares to be exchanged in the merger, (vi) extension of Nor'Wester's $1 million revolving line of credit through September 30, 1997 and the lender shall have waived any defaults under the line of credit agreement and the line of credit shall have been converted to a term loan and (vii) such other customary conditions for transactions of this type.

    Immediately following the proposed investment by UBA, UBA would own 45% and the Company's president would own 10% of UCB. The public shareholders of Nor'Wester, WVI, and subsidiaries would own the remaining 45% of UCB.

IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

    In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 128 "Earnings Per Share" ("SFAS 128") and Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure" ("SFAS 129") which are effective for fiscal years ending after December 15, 1997. The Company believes the implementation of these statements will not have a material effect on its results of operations or financial statement disclosures.

RENEGOTIATION OF PROPOSED MERGER AND INVESTMENT BY UBA

    In light of lower than anticipated 1996 operating results, lower than anticipated first quarter 1997 sales and other operating results and adverse conditions with the craft beer industry in general, representatives of UBA and management and the investment bankers of the affiliated companies are in the process of re-negotiating the terms of the UBA investment discussed in the Proposed Merger note. The re-negotiation will reflect a significantly lower valuation for the affiliated companies, a reduction in the total amount of

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)


cash to be invested by UBA to $5.5 million and a reduction of UBA's percentage ownership position in UCB to 40% following consolidation. It is anticipated that the $2.75 million bridge loan will not be reduced. The existing shareholders in the affiliated Companies would retain a 60% interest in UCB. The exact distribution of ownership interests among shareholders of the affiliated companies has not yet been determined. Management will soon seek Board approval by each of the affiliated companies of any re-negotiated terms. Failure of the parties to reach a mutually agreeable re-negotiated investment agreement could lead to a loss of the bridge loans and the remainder of the UBA investment which would materially and adversely affect the Company's financial condition and results of operations. There can be no assurance that the proposed merger will be completed or that the Company will obtain the capital needed to sustain operations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Bayhawk Ales, Inc.
(A Development Stage Company)

    In our opinion, the accompanying balance sheet and the related statements of operations, of shareholders' equity and of cash flows present fairly, in all material respects, the financial position of Bayhawk Ales, Inc. (A Development Stage Company) at December 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended, and the period from inception (February 14, 1994) to December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is a development stage company which has a limited and unprofitable operating history and has limited access to capital with which to fund future operations. Such factors, among others, raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    As discussed in Note 10 to the financial statements, the Company entered into an investment agreement subsequent to December 31, 1996 to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity.

    Bayhawk Ales, Inc. is a member of a group of affiliated companies and, as disclosed in the financial statements, has extensive transactions and relationships with members of the group. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

PRICE WATERHOUSE LLP

Portland, Oregon
March 21, 1997, except as to Note 11,
which is as of March 24, 1997, and Note 1 (third paragraph only), which is as of June 23, 1997

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEET

                                                                                               DECEMBER 31,
                                                                                        --------------------------
                                                                                            1996          1995
                                                                                        ------------  ------------
                                                      ASSETS

Current assets:
  Cash................................................................................  $     40,954  $    302,247
  Accounts receivable.................................................................        64,349        26,405
  Inventories (Note 2)................................................................        23,692        37,620
  Other current assets................................................................       --             12,165
                                                                                        ------------  ------------
    Total current assets..............................................................       128,995       378,437

Property and equipment, net (Note 3)..................................................       802,798       876,213
Other noncurrent assets...............................................................       --              6,998
                                                                                        ------------  ------------
    Total assets......................................................................  $    931,793  $  1,261,648
                                                                                        ------------  ------------
                                                                                        ------------  ------------

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable....................................................................  $     36,798  $      9,249
  Accrued liabilities.................................................................        16,780        36,482
  Container deposits..................................................................        19,339       --
  Payables to affiliated companies (Note 7)...........................................       291,586        13,995
  Current portion of note payable to parent company (Note 7)..........................       --             26,000
                                                                                        ------------  ------------
    Total current liabilities.........................................................       364,503        85,726
Note payable to parent company (Note 7)...............................................       --            321,000
                                                                                        ------------  ------------
                                                                                             364,503       406,726
                                                                                        ------------  ------------
Commitments (Notes 9, 10 and 11)

Shareholders' equity (Notes 5, 6, 10 and 11):
  Common stock, $.001 par value, 10,000,000 shares authorized, 2,200,814 and 2,198,444
    shares issued and outstanding.....................................................         2,201         2,198
  Additional paid-in capital..........................................................     1,427,982     1,424,075
  Deficit accumulated during the development stage....................................      (862,893)     (571,351)
                                                                                        ------------  ------------
                                                                                             567,290       854,922
                                                                                        ------------  ------------
Total liabilities and shareholders' equity............................................  $    931,793  $  1,261,648
                                                                                        ------------  ------------
                                                                                        ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF OPERATIONS

                                                                                                      CUMULATIVE
                                                                                                     AMOUNTS FROM
                                                                                                       INCEPTION
                                                                                                     (FEBRUARY 14,
                                                                          YEAR ENDED DECEMBER 31,       1994 TO
                                                                         --------------------------  DECEMBER 31,
                                                                             1996          1995          1996
                                                                         ------------  ------------  -------------
Gross revenues (Notes 7 and 8).........................................  $    461,549  $    179,592   $   641,141
Less excise taxes......................................................       (41,611)      (16,425)      (58,036)
                                                                         ------------  ------------  -------------
Net revenues...........................................................       419,938       163,167       583,105
Cost of goods sold (Note 7)............................................       364,450       229,856       594,306
                                                                         ------------  ------------  -------------
Gross margin (deficit).................................................        55,488       (66,689)      (11,201)
Selling, general and administrative expenses (Note 7)..................       339,766       418,661       853,403
                                                                         ------------  ------------  -------------
Loss from operations...................................................      (284,278)     (485,350)     (864,604)
Net interest income (expense)..........................................       (11,606)        8,298        (2,631)
Other income...........................................................         4,342       --              4,342
                                                                         ------------  ------------  -------------
Loss before income taxes...............................................      (291,542)     (477,052)     (862,893)
Income taxes (Note 4)..................................................       --            --            --
                                                                         ------------  ------------  -------------
Net loss as a development stage company................................  $   (291,542) $   (477,052)  $  (862,893)
                                                                         ------------  ------------  -------------
                                                                         ------------  ------------  -------------
Net loss per common share..............................................  $      (0.13) $      (0.28)  $     (0.48)
                                                                         ------------  ------------  -------------
                                                                         ------------  ------------  -------------
Weighted average number of common shares outstanding...................     2,200,814     1,709,513     1,784,443
                                                                         ------------  ------------  -------------
                                                                         ------------  ------------  -------------

   The accompanying notes are an integral part of these financial statements.

                               BAYHAWK ALES, INC.

                         (A DEVELOPMENT STAGE COMPANY)

                       STATEMENT OF SHAREHOLDERS' EQUITY

         PERIOD FROM INCEPTION (FEBRUARY 14, 1994) TO DECEMBER 31, 1996

                                                                                          DEFICIT
                                                                                        ACCUMULATED
                                                       COMMON STOCK        ADDITIONAL   DURING THE
                                                   ---------------------    PAID-IN     DEVELOPMENT
                                                     SHARES     AMOUNT      CAPITAL        STAGE        TOTAL
                                                   ----------  ---------  ------------  -----------  ------------
Balances, February 14, 1994......................      --      $  --      $    --        $  --       $    --
Stock issued to Willamette Valley, Inc.
  Microbreweries across America ($0.08 per
  share).........................................   1,249,811      1,250        98,750      --            100,000
Net loss.........................................      --         --           --          (94,299)       (94,299)
                                                   ----------  ---------  ------------  -----------  ------------
Balances, December 31, 1994......................   1,249,811      1,250        98,750     (94,299)         5,701
Proceeds from stock offering ($1.65 per share)
  (Note 5).......................................     948,633        948     1,325,325      --          1,326,273
Net loss.........................................      --         --           --         (477,052)      (477,052)
                                                   ----------  ---------  ------------  -----------  ------------
Balances, December 31, 1995......................   2,198,444      2,198     1,424,075    (571,351)       854,922
Stock issued to employees (Note 5)...............       2,370          3         3,907      --              3,910
Net loss.........................................      --         --           --         (291,542)      (291,542)
                                                   ----------  ---------  ------------  -----------  ------------
Balances, December 31, 1996......................   2,200,814  $   2,201  $  1,427,982   $(862,893)  $    567,290
                                                   ----------  ---------  ------------  -----------  ------------
                                                   ----------  ---------  ------------  -----------  ------------

   The accompanying notes are an integral part of these financial statements.

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                                                      CUMULATIVE
                                                                                                     AMOUNTS FROM
                                                                                                       INCEPTION
                                                                                 YEAR ENDED          (FEBRUARY 14,
                                                                                DECEMBER 31,           1994) TO
                                                                          -------------------------  DECEMBER 31,
                                                                             1996          1995          1996
                                                                          -----------  ------------  -------------
Cash flows from operating activities:
  Net loss as a development stage company...............................  $  (291,542) $   (477,052)  $  (862,893)
  Reconciliation of net loss to cash used for operating activities:
    Depreciation and amortization.......................................       52,614        64,358       116,972
    Stock granted to employees..........................................        3,910       --              3,910
    Changes in current assets and current liabilities:
      Accounts receivable...............................................      (37,944)      (26,405)      (64,349)
      Inventories.......................................................       13,928       (28,966)      (23,692)
      Other current assets..............................................       12,165        (8,639)      --
      Accounts payable..................................................       27,549       (64,652)       36,798
      Accrued expenses and container deposits...........................         (363)      (18,379)       36,119
                                                                          -----------  ------------  -------------
Net cash used for operating activities..................................     (219,683)     (559,735)     (757,135)
                                                                          -----------  ------------  -------------
Cash flows from investing activities:
  Capital expenditures..................................................      (25,996)      (66,796)     (964,393)
  Cash received for assets disposed.....................................       53,795       --             53,795
  Cash paid for other noncurrent assets.................................      --             (2,823)       (9,172)
                                                                          -----------  ------------  -------------
Net cash provided by (used for) investing activities....................       27,799       (69,619)     (919,770)
                                                                          -----------  ------------  -------------
Cash flows from financing activities:
  Sale of common stock to parent company................................      --            --            100,000
  Proceeds from common stock offering...................................      --          1,403,480     1,326,273
  Deferred stock offering costs.........................................      --            --            --
  Net borrowings (repayments to) parent and affiliated companies........      (69,409)     (498,884)      291,586
                                                                          -----------  ------------  -------------
Net cash provided by (used for) financing activities....................      (69,409)      904,596     1,717,859
                                                                          -----------  ------------  -------------
Net (decrease) increase in cash.........................................     (261,293)      275,242        40,954
Cash, beginning of period...............................................      302,247        27,005       --
                                                                          -----------  ------------  -------------
Cash, end of period.....................................................  $    40,954  $    302,247   $    40,954
                                                                          -----------  ------------  -------------
                                                                          -----------  ------------  -------------

   The accompanying notes are an integral part of these financial statements.

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION, OPERATIONS AND BASIS OF PRESENTATION

    Bayhawk Ales, Inc. (the Company) is a development stage company organized under the laws of the State of Delaware. From the date of inception (February 14, 1994) through December 31, 1996, the Company's efforts have been directed primarily toward organizing and issuing a public offering of shares of its common stock, building and equipping its brewery, and developing a marketable beer. The brewery began producing and selling beer in January 1995; however, in 1996 was brewing at only 39% of its expected capacity. Prior to January 1996, the Company's name was Orange County Brewing Company. The Company's facility is in a McCormick and Schmick's Restaurant located in Irvine, California. The Company is one of four majority or wholly owned subsidiaries of Willamette Valley, Inc. Microbreweries across America (WVI), a company located in Oregon, organized to establish microbreweries throughout the United States. At December 31, 1996 and 1995, WVI owned approximately 57% of the Company's common stock.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development stage company which has a limited and unprofitable operating history, has negative working capital of $235,508 and has limited access to capital to fund future operations. There can be no assurance that the Company will produce and sell its products on a profitable basis to sustain operations. Such factors, among others, raise substantial doubt as to the Company's ability to continue as a going concern.

    In light of significant losses and negative working capital the Company has developed and is implementing plans for the continuation of the business. In particular, the Company has taken steps to: (i) reduce or eliminate cooperative brewing arrangements which proved to be inefficient and costly; (ii) eliminate national roll-out programs in favor of stepped-up regional sales and marketing efforts; (iii) negotiate with past-due creditors which could involve extended terms and payment plans; (iv) hire and retain high-quality employees familiar with the brewing industry, (v) use available bridge loans from a proposed investor (see Note 10) to fund operations until new strategies result in positive cash flows and improved profitability, and; (vi) use of proceeds from the disposition of duplicative and/or unutilized assets created by the proposed merger. Management believes these plans will result in the Company sustaining operations as a going concern for next 12 months.

    As part of the plans, subsequent to December 31, 1996, the Company entered into an investment agreement to be merged with its affiliate breweries during 1997 and for all of the Company's common stock to be converted into shares of a new public company (see Notes 10 and 11).

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

    The accompanying financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    INVENTORIES

    Inventories are stated at the lower of cost (first-in, first-out basis) or market.

    PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost and are depreciated over their estimated useful lives estimated to be 5-15 years using the straight-line method, beginning at the time the assets are placed in operation.

    Expenditures for repairs and maintenance are charged to expense as incurred, and expenditures for additions and betterments are capitalized. Leasehold improvements are depreciated over the shorter of the life of the asset or the lease.

    In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The Company adopted the statement in fiscal 1996; however, the adoption has not had a significant impact on the Company's financial statements. Note that management expects all of the Company's long-lived assets to be used by the newly formed public Company (see Note 10).

    INCOME TAXES

    The Company accounts for income taxes using the asset and liability approach prescribed by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this approach, deferred income taxes are calculated for the expected future tax consequences of temporary differences between the book basis and tax basis of the Company's assets and liabilities. The Company files a stand-alone federal and state income tax return.

    REVENUE RECOGNITION

    The Company recognizes revenue upon the shipment of its products to its customers. Sales are recorded as trade accounts receivable and no collateral is required.

    NET LOSS PER COMMON SHARE

    Net loss per common share is calculated based on the weighted average number of common shares outstanding after giving effect to the shares granted to employees throughout the periods presented. No common stock equivalents with a dilutive effect were outstanding during the periods presented. Shares held in escrow are included in the weighted average number of common shares outstanding.

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    STATEMENT OF CASH FLOWS

    The Company considers short-term investments which are highly liquid, are readily convertible into cash, and have original maturities of fewer than three months to be cash equivalents for the purposes of cash flows. For the year ended December 31, 1996, the Company paid no income taxes and paid interest of $16,500. For the year ended December 31, 1995, the Company paid no income taxes or interest. In 1996, the Company sold equipment with a net book value of $74,250 to North Country Brewing Company.

    FAIR MARKET VALUE OF FINANCIAL INSTRUMENTS

    Except as discussed in Note 7 under advances from affiliates, the fair market values of the Company's recorded financial instruments approximate their respective recorded balances, as the recorded assets and liabilities are stated at amounts expected to be realized or paid, or carry interest rates commensurate with current rates for instruments with a similar duration and degree of risk.

    STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 123

    The Company adopted Statement of Financial Accounting Standards No. 123 (SFAS 123), "Accounting for Stock-Based Compensation," for its year ending December 31, 1996. SFAS 123 was issued by the Financial Accounting Standards Board in October 1995, and allows companies to choose whether to account for stock-based compensation under the current intrinsic method as prescribed in Accounting Principles Board Opinion Number 25 (APB 25) or use the fair value method prescribed in SFAS 123. The Company continues to follow the provisions of APB 25. The impact of adoption does not have a significant effect on the Company's financial position or results of operations (see Note 6).

    RECLASSIFICATIONS

    Certain reclassifications have been made to the 1995 financial statements to conform with 1996 presentation. These reclassifications have no impact on previously reported results of operations or shareholders' equity.

2. INVENTORIES

    Inventories consist of:

                                                                              DECEMBER 31,
                                                                          --------------------
                                                                            1996       1995
                                                                          ---------  ---------
Raw materials...........................................................  $   9,969  $   9,081
Work-in-process.........................................................      3,484     14,835
Finished goods..........................................................      4,672     12,067
Retail inventory........................................................      5,567      1,637
                                                                          ---------  ---------
                                                                          $  23,692  $  37,620
                                                                          ---------  ---------
                                                                          ---------  ---------

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PROPERTY AND EQUIPMENT

    Property and equipment consist of:

                                                                            DECEMBER 31,
                                                                       -----------------------
                                                                          1996         1995
                                                                       -----------  ----------
Leasehold improvements...............................................  $   277,546  $  270,267
Equipment............................................................      634,040     664,490
Office furniture and equipment.......................................        4,644       3,640
                                                                       -----------  ----------
                                                                           916,230     938,397
Less accumulated depreciation........................................     (113,432)    (62,184)
                                                                       -----------  ----------
                                                                       $   802,798  $  876,213
                                                                       -----------  ----------
                                                                       -----------  ----------

4. INCOME TAXES

    Pre-tax loss was attributable to operations entirely within the United States. For the periods ended December 31, 1996 and 1995, there was no current or deferred provision for income taxes.

    The benefit for income taxes differs from the amount of income taxes determined by applying the U.S. statutory graduated federal rate due to the following:

                                                                             YEAR ENDED DECEMBER
                                                                                     31,
                                                                             --------------------
                                                                               1996       1995
                                                                             ---------  ---------
Statutory graduated federal rate...........................................       34.0%      34.0%
State taxes, net of federal benefit........................................        6.1        6.1
Reserve of net operating loss carryforward assets..........................      (40.1)     (40.1)
                                                                             ---------  ---------
                                                                                    --%        --%
                                                                             ---------  ---------
                                                                             ---------  ---------

    Deferred tax assets (liabilities) consist of:

                                                                            DECEMBER 31,
                                                                      ------------------------
                                                                         1996         1995
                                                                      -----------  -----------
Federal net operating loss carryforwards............................  $   339,000  $   185,000
Fixed assets........................................................      (60,000)     (12,000)
Deferred tax asset valuation allowance..............................     (279,000)    (173,000)
                                                                      -----------  -----------
                                                                      $   --       $   --
                                                                      -----------  -----------
                                                                      -----------  -----------

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. INCOME TAXES (CONTINUED)

    As of December 31, 1996, the Company had a net operating loss carryforward aggregating approximately $996,000 for federal purposes, which may be used to offset future taxable income, if any. The annual utilization of this carryforward may be limited after the Company undergoes the ownership change anticipated by management (see Note 10) or fails to meet the continuity of business requirements defined by the Internal Revenue Code. The Company's net operating loss carryforwards begin expiring in 2010.

5. SHAREHOLDERS' EQUITY

    The Company is authorized to issue 10,000,000 shares of its common stock. Each share of common stock entitles the holder to one vote. In February 1994, the Company received $100,000 cash from WVI in exchange for 1,249,811 shares of unregistered common stock.

    During 1995, the Company sold 948,633 shares of its common stock at $1.65 per share, pursuant to a Regulation A public offering filed with the U.S. Securities Exchange Commission (SEC). Cash proceeds from this offering, net of offering expenses of approximately $235,000, aggregated $1,326,273.

    During 1996 and 1995, the Company granted a total of 2,370 and 0 shares, respectively, to employees and/or third-party distributors of the Company's products. The Company recorded $3,910 and $0 of expense related to these grants which is included in selling, and general and administrative expenses in the accompanying financial statements for the years ended December 31, 1996 and 1995, respectively. See Notes 10 and 11 for discussion of the planned ownership change.


6. STOCK INCENTIVE PLAN

    The Company adopted a 1994 Stock Incentive Plan (the "Plan") and has reserved 250,000 shares of the Company's common stock thereunder. The Plan provides for the grant of incentive stock options to employees of the Company and non-qualified stock options, stock sales, and stock grants to employees, directors, and consultants of the Company. In December 1995, the Company granted a total of 40,000 options, 20,000 of which were subsequently canceled, under the Plan at an exercise price of $1.73 per share, which approximated fair market value at the date of grant. The options vest ratably over the five-year term beginning December 20, 1996. In 1996, the Company granted 50,000 and 5,000 options to employees under the Plan at an exercise price of $1.20 and $1.65 per share, respectively. These options vest ratably over 10 years beginning one year from the date of grant. As of December 31, 1996, no options have been exercised, vested options were 14,000, and options outstanding were 75,000.

    The Company has elected to account for its stock-based compensation under Accounting Principles Board Opinion No. 25. The Company has determined that the pro forma effects of applying SFAS 123 would not have a material effect on the results of operations for 1996 and 1995. This determination was made using the Black-Scholes option pricing model. The weighted average assumptions used for stock option grants for 1996 and 1995 were a risk-free interest rate of 6.09%

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. STOCK INCENTIVE PLAN (CONTINUED)

and 5.56%, respectively, an expected dividend yield of 0% and 0%, respectively, an expected life of 10 years and 5 years, respectively, and an expected volatility of 57% and 54%, respectively. The weighted average fair value of stock options granted in 1996 and 1995 was $0.91 and $0.92, respectively.

    Options were assumed to be exercised upon vesting for purposes of this valuation. Adjustments are made for options forfeited prior to vesting. For the years ended December 31, 1996 and 1995, the total value of the options granted was computed to be $50,280 and $18,320, respectively, which would be amortized on a straight line basis over the vesting period of the options.

    Note that all options granted by the Company are expected to be converted to options of the new company expected to be formed at the same conversion rate as the conversion of common stock as discussed in Note 10.

7. RELATED PARTIES

    NATURE OF RELATED PARTIES

    The Company's president partially owns and controls Willamette Valley Vineyards (WVV), a winery in Oregon; and Nor'Wester Brewing Company Inc. (Nor'Wester), a microbrewery in Oregon; as well as WVI. Additionally, WVI is the majority owner of Mile High Brewing Company (MHBC) and Aviator Ales, Inc. (AAI), and fully owns North Country Brewing Company, Inc. (NCBCI), companies located in Colorado, Washington, and New York, respectively. As a result of certain arrangements between the Company and its affiliates, as well as the Company president's positions with and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and the allocation of the Company president's time.

    RELATED PARTY TRANSACTIONS

    For the period from inception through December 31, 1996, WVI and WVV provided secretarial, accounting, marketing, and administrative services related to the Company's initial stock offering and for general and administrative purposes. Beginning in 1996, the Company began contracting certain of these services from Nor'Wester under a general services agreement between Nor'Wester, WVI and WVV. During 1996 and 1995, the Company purchased these services at an approximate cost of $41,000 and $163,000, respectively, which is included in selling, general and administrative expenses in the accompanying financial statements. Additionally, WVI has allowed the Company to utilize certain proprietary concepts for no cash consideration. As a result of these and certain other transactions, the Company owed approximately $292,000 and $361,000, at December 31, 1996 and 1995, respectively, to affiliated companies.

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. RELATED PARTIES (CONTINUED)

    STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS

    In December 1995, the Company entered into a Strategic Alliance (the "Alliance") with Nor'Wester, MHBC, AAI, NCBCI, and WVI. The Company, Nor'Wester, MHBC, AAI, NCBCI, and WVI are collectively referred to as "Alliance members," and the Company, MHBC, and AAI are collectively referred to as the "Cooperative Brewers," and individually referred to as a "Cooperative Brewer."

    The purpose of the Alliance is to promote and support the growth of all of the Alliance members by increasing production at each Cooperative Brewer's facility and supporting the entry of Nor'Wester products into new markets. To achieve this goal, each Cooperative Brewer has agreed to cooperatively brew Nor'Wester's products, and to support the entry of these products into new markets by facilitating Nor'Wester's access to the Cooperative Brewer's network of distributors.

    The Alliance is created through a Strategic Alliance Agreement between Nor'Wester and each of the Company, MHBC, and AAI. The terms of the Strategic Alliance Agreement and the Cooperative Brewing Agreements are four years, unless earlier terminated under limited circumstances, which include material breach in the case of the Cooperative Brewing Agreements. The Agreements are subject to renewal. Pricing for the purchase of beer produced under the Cooperative Brewing Agreement is at the lesser of cost plus 10% or Nor'Wester's average cost of production at its Nor'Wester Brewery, plus a mark-up of 10%. The Agreement provides that no Alliance member will use the proprietary information or technology of another Alliance member to produce any beer with a flavor profile or appearance that is substantially similar to such Alliance member's beer. With the consent of all Alliance members, additional parties may be added to the Alliance.

    Under the terms of the Cooperative Brewing Agreements, the Company will produce Nor'Wester beer, in the amounts and packaging as specified in firm orders submitted by Nor'Wester on a periodic basis. Each Cooperative Brewer's production of Nor'Wester beer must comply with specifications concerning recipes, quality control procedures, flavor profile and appearance. Nor'Wester has a right to reject beer not meeting its specifications.

    Nor'Wester has acquired certain specified brewing equipment for Bayhawk's use in producing Nor'Wester's beer. To the extent that this equipment is not needed for the production of Nor'Wester beers, Bayhawk may, upon notice to Nor'Wester, use this equipment to produce its own beer subject to the payment of an agreed-upon lease fee.

    The Cooperative Brewing Agreement requires that the Cooperative Brewer maintain the equipment supplied by Nor'Wester, that Nor'Wester insure this equipment, and that the Cooperative Brewer and Nor'Wester each indemnify the other for damages and losses in connection with the Agreement. Nor'Wester may at its cost remove or replace its equipment at any time if market conditions or other circumstances make such action desirable to Nor'Wester.

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. RELATED PARTIES (CONTINUED)

    STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS (CONTINUED)

    Cooperative brewing revenues totaled $34,000, which is 8% of the Company's net revenues. Because of the pricing terms surrounding cooperative brewing discussed above and the fact that the Company's costs to produce beer were higher than Nor'Wester's costs to produce beer, cooperative brewing sales resulted in negative gross margins for the Company.

    Subsequent to December 31, 1996, the cooperative brewing agreement was canceled with the consent of all Alliance members.


    ADVANCES FROM AFFILIATES

    During 1994 and 1995, WVI advanced $1,353,823 to the Company to construct, equip and operate its brewery. As of December 31, 1996, the remaining balance payable to WVI is $250,188 which has been converted into a promissory note issued to WVI. The note bore interest at 8% beginning on January 1, 1996 and was secured by all of the Company's assets. The terms of the note provided that payments of $4,600, including principal and interest were paid monthly. Because of the anticipated ownership change discussed in Note 10, management does not expect to repay these advances. Instead, the advances are being considered in determining the purchase price and stock conversion ratios being used in the transaction. As such, the entire balance is considered to be payable currently.

8. SIGNIFICANT CUSTOMERS

    Approximately 85% of the Company's sales were to wholesale distributors located in California for the year ended December 31, 1996. In 1995, all sales were to distributors located in California. Sales to the Company's largest customer (excluding cooperative brewing) represented approximately 94% and 77% of gross sales for the years ended December 31, 1996 and 1995, respectively.

9. COMMITMENTS

    The Company has entered into agreements with several independent distributors for the distribution of the Company's products. These agreements contain normal distribution provisions and are cancelable by either the Company or the distributors.

    During 1995, the Company entered into a 15-year operating lease arrangement with two five-year renewal terms for its brewery in Irvine, California. Approximate minimum lease payments are as follows:

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


9. COMMITMENTS (CONTINUED)

                                   YEAR ENDING
                                   DECEMBER 31,
----------------------------------------------------------------------------------
  1997............................................................................  $   36,000
  1998............................................................................      36,000
  1999............................................................................      36,000
  2000............................................................................      36,000
  2001............................................................................      36,000
  Thereafter......................................................................     288,000
                                                                                    ----------
                                                                                    $  468,000
                                                                                    ----------
                                                                                    ----------

    Rent expense, including common area charges during 1996 and 1995 related to this lease, aggregated approximately $40,000 and $42,000, respectively, and is allocated between cost of sales and selling, general and administrative expenses in the accompanying statement of operations.

10. PROPOSED MERGER AND INVESTMENT BY UBA

    Subsequent to December 31, 1996, the Company along with its parent (WVI) and its affiliates (Nor'Wester, AAI and MHBC) entered into an investment agreement with United Breweries of America, Inc. (UBA), an entity controlled by the UB Group of Bangalore, India. The agreement provides for Nor'Wester, WVI, AAI, MHBC and BAI to consolidate into a company to be known as United Craft Brewers, Inc. (UCB). This merger will result in the issuance of newly registered shares of UCB common stock in exchange for shares of Nor'Wester, WVI and its subsidiaries. The merger and share exchange will require approval by the Boards of Directors and shareholders of each of the entities. Following consolidation, all shareholders in the Nor'Wester/WVI alliance will hold shares in UCB, a company which is intended to be listed for trading on the Nasdaq National Market system under the symbol ALES. Proposed exchange ratios for each of the entities are as follows, based on an average closing price of $2.63 for Nor'Wester's common stock for the 20 trading days immediately preceding execution of the merger:

COMPANY                                                                         EXCHANGE RATIO
------------------------------------------------------------------------------  --------------
Nor'Wester....................................................................            1:1
WVI...........................................................................      1.99159:1
AAI...........................................................................      2.98739:1
BAI...........................................................................      1.99159:1
MHBC..........................................................................      2.98739:1

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


10. PROPOSED MERGER AND INVESTMENT BY UBA (CONTINUED)

    Following the merger, UBA has proposed to invest $8.63 million in exchange for a 45% equity interest in the new entity, UCB. Of the $8.63 million proposed investment by UBA, $2.75 million is in the form of bridge loans conditionally available to Nor'Wester during the consolidation phase. As of March 21, 1997, $1,500,000 has already been loaned to Nor'Wester, the majority of which has been advanced to North Country. At closing, it is anticipated that the bridge loans will be converted into shares of UCB and the remaining $5.88 million cash investment will be made directly in shares of UCB (see Note 11).

    The closing of the proposed investment remains subject to (i) approval by the shareholders of each of the companies, (ii) achievement of certain operating results at each of the breweries, (iii) maintenance of certain operating conditions and covenants, including that there shall be no material adverse change in the businesses of the affiliated breweries taken as a whole, (iv) approval by federal and state liquor control agencies, (v) registration with the U.S. Securities and Exchange Commission of UCB shares to be exchanged in the merger, and (vi) such other customary conditions for transactions of this type.

    Immediately following the proposed investment by UBA, UBA would own 45% and the Company's president would own 10% of UCB. The public shareholders of Nor'Wester, WVI, and WVI's subsidiaries would own the remaining 45% of UCB (see
Note 11).

11. SUBSEQUENT EVENTS

    In light of lower than anticipated 1996 results, lower than anticipated first quarter 1997 sales and other operating results and adverse conditions within the craft beer industry in general, representatives of UBA and management and the investment bankers of the affiliated companies are in the process of renegotiating the terms of the UBA investment discussed in Note
10. The renegotiation will reflect a significantly lower valuation and a change in the exchange ratios for the affiliate companies, a reduction in the total amount of cash to be invested by UBA to $5.5 million and a reduction of UBA's percentage ownership position in UCB to 40% following the consolidation. It is anticipated that the $2.75 million bridge loan amount will not be reduced. The existing shareholders in the affiliated Companies would retain a 60% interest in UCB. The exact distribution of ownership interests among shareholders of the affiliated companies has not yet been determined. Management will soon seek Board approval by each of the affiliated companies of any renegotiated terms. Failure of the parties to reach a mutually agreeable renegotiated investment agreement could lead to a loss of the bridge loans and the remainder of the UBA investment which would materially and adversely affect the Company's financial condition and results of operations. There can be no assurance that the proposed merger will be completed or that the Company will obtain the capital needed to sustain operations.

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEET

                                                                                        MARCH 31,
                                                                                           1997      DECEMBER 31,
                                                                                       (UNAUDITED)       1996
                                                                                       ------------  ------------
                                                     ASSETS
Current assets:
  Cash...............................................................................  $     20,843   $   40,954
  Accounts receivable................................................................        56,739       64,349
  Inventories........................................................................        31,705       23,692
  Other current assets...............................................................         2,707       --
                                                                                       ------------  ------------
  Total current assets...............................................................       111,994      128,995
Property and equipment, net..........................................................       789,985      802,798
                                                                                       ------------  ------------
Total assets.........................................................................  $    901,979   $  931,793
                                                                                       ------------  ------------
                                                                                       ------------  ------------

                                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable...................................................................  $     39,844   $   36,798
  Accrued liabilities................................................................        22,329       16,780
  Container deposits.................................................................        29,623       19,339
  Payable to parent and affiliated companies, net....................................       304,193      291,586
                                                                                       ------------  ------------
  Total current liabilities..........................................................       395,989      364,503
Shareholders' equity:
  Common stock, $.001 par value--10,000,000 shares authorized, 2,200,814 and
    2,200,814 shares outstanding.....................................................         2,201        2,201
  Additional paid-in capital.........................................................     1,427,982    1,427,982
Deficit accumulated during the development stage.....................................      (924,193)    (862,893)
                                                                                       ------------  ------------
Total shareholders' equity...........................................................       505,990      567,290
                                                                                       ------------  ------------
Total liabilities and shareholders' equity...........................................  $    901,979   $  931,793
                                                                                       ------------  ------------
                                                                                       ------------  ------------

    The accompanying ntoes are an integral part of this financial statement

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF OPERATIONS

                                  (UNAUDITED)

                                                                                               CUMULATIVE AMOUNTS
                                                                   THREE MONTHS ENDED MARCH      FROM INCEPTION
                                                                             31,               (DECEMBER 2, 1993)
                                                                  --------------------------           TO
                                                                      1997          1996       TO MARCH 31, 1997
                                                                  ------------  ------------  --------------------
Gross sales.....................................................  $     92,652  $     55,928      $    733,793
Less: excise taxes..............................................        (5,451)       (4,862)          (63,487)
                                                                  ------------  ------------       -----------
Net sales.......................................................        87,201        51,066           670,306
Cost of sales...................................................        88,110        93,834           682,416
                                                                  ------------  ------------       -----------
Gross deficit...................................................          (909)      (42,768)          (12,110)
Selling, general and administrative expenses....................        60,598        66,646           914,001
                                                                  ------------  ------------       -----------
Loss from operations............................................       (61,507)     (109,414)         (926,111)
Interest income (expense).......................................           207        (1,582)           (2,424)
Other income (expense)..........................................       --            --                  4,342
                                                                  ------------  ------------       -----------
Net loss........................................................  $    (61,300) $   (110,996)     $   (924,193)
                                                                  ------------  ------------       -----------
                                                                  ------------  ------------       -----------
Net loss per common share.......................................  $      (0.03) $      (0.05)     $      (0.51)
                                                                  ------------  ------------       -----------
                                                                  ------------  ------------       -----------
Weighted average number of common shares
  outstanding...................................................     2,200,814     2,200,814         1,818,202
                                                                  ------------  ------------       -----------
                                                                  ------------  ------------       -----------

    The accompanying notes are an integral part of this financial statement

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF CASH FLOWS

                                  (UNAUDITED)

                                                                                               CUMULATIVE AMOUNTS
                                                                       THREE MONTHS ENDED        FROM INCEPTION
                                                                            MARCH 31,          (DECEMBER 2, 1993)
                                                                     -----------------------           TO
                                                                        1997        1996         MARCH 31, 1997
                                                                     ----------  -----------  --------------------
Cash flows from operating activities:
  Net loss.........................................................  $  (61,300) $  (110,996)     $   (924,193)
  Reconciliation of net loss to net cash provided by operating activities:
    Depreciation and amortization..................................      12,813       15,253           129,785
    Shares of common stock issued to employees.....................      --          --                  3,910
    Changes in assets and liabilities:
      Accounts receivable..........................................       7,610      (27,538)          (56,739)
      Inventories..................................................      (8,013)       4,943           (31,705)
      Other current assets.........................................      (2,707)      (7,074)           (2,707)
      Accounts payable.............................................       3,046        8,555            39,844
      Accrued liabilities and container deposits...................      15,833        1,123            51,952
                                                                     ----------  -----------       -----------
  Net cash used for operating activities...........................     (32,718)    (115,734)         (789,853)
Cash flows from investing activities:
  Purchases of property and equipment, net of disposals............      --           (3,584)         (910,598)
  Purchases of other no-current assets.............................      --          --                 (9,172)
                                                                     ----------  -----------       -----------
  Net cash used for investing activities...........................      --           (3,584)         (919,770)
Cash flows from financing activities:
  Increase in advances and other payables to affiliates............      12,607       13,985           304,193
  Proceeds from common stock offerings.............................      --          --              1,426,273
  Increase in stock offering costs.................................                   (4,263)
                                                                     ----------  -----------       -----------
Net cash (used) provided by financing activities...................      12,607        9,722         1,730,466
                                                                     ----------  -----------       -----------
Net decrease in cash and cash equivalents..........................     (20,111)    (109,596)           20,843
Cash and cash equivalents:
  Beginning of period..............................................      40,954      302,247           --
                                                                     ----------  -----------       -----------
  End of period....................................................  $   20,843  $   192,651      $     20,843
                                                                     ----------  -----------       -----------
                                                                     ----------  -----------       -----------

    The accompanying notes are an integral part of this financial statement.

                               BAYHAWK ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

BASIS OF PRESENTATION

    The Company's financial statements enclosed herein are unaudited and, because of the seasonal nature of the business and the varying schedule of its special sales efforts, these results are not necessarily indicative of the results to be expected for the entire year. In the opinion of management, the interim financial statements reflect all adjustments, consisting of only normal recurring items which are necessary for a fair presentation of the results for the periods presented. The accompanying financial statements have been prepared in accordance with GAAP and SEC guidelines applicable to interim financial information which require management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The accompanying financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB/A.

    The Company is a development stage company established to produce and sell hand-crafted ales in the State of California. From the date of inception (February 14, 1994) through March 31, 1997, the Company's efforts have been directed primarily toward organizing and issue a public offering of shares of its common stock, building and equipping its brewery, and developing a marketable beer.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development stage company which has a limited and unprofitable operating history, has negative working capital of $283,995 and has limited access to capital to fund future operations. There can be no assurance that the Company will produce and sell its products on a profitable basis to sustain operations. Such factors, among others, raise substantial doubt as to the Company's ability to continue as a going concern.

    In light of significant losses and negative working capital the Company has developed and is implementing plans for the continuation of the business. In particular, the Company has taken steps to: (i) reduce or eliminate cooperative brewing arrangements which proved to be inefficient and costly; (ii) eliminate national roll-out programs in favor of stepped-up regional sales and marketing efforts; (iii) negotiate with past-due creditors which could involve extended terms and payment plans; (iv) hire and retain high-quality employees familiar with the brewing industry, (v) use available bridge loans from a proposed investor (see Proposed Merger note) to fund operations until new strategies result in positive cash flows and improved profitability, and; (vi) use proceeds from the disposition of duplicative and/or unutilized assets created by the proposed merger Management believes these plans will result in the Company sustaining operations as a going concern for the next 12 months.

    As part of the plan, the Company entered into an investment agreement to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity as discussed in the Proposed Merger note.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)

INVENTORIES

    Inventories consist of the following:

                                                                       MARCH 31,   DECEMBER 31,
                                                                         1997          1996
                                                                      -----------  ------------
Raw materials.......................................................   $  24,921    $    9,969
Work-in-process.....................................................       3,500         3,484
Finished goods......................................................       3,284        10,239
                                                                      -----------  ------------
                                                                       $  31,705    $   23,692
                                                                      -----------  ------------
                                                                      -----------  ------------

PROPERTY AND EQUIPMENT

    Property and Equipment consists of the following:

                                                                     MARCH 31,   DECEMBER 31,
                                                                       1997          1996
                                                                    -----------  ------------
Leasehold improvements............................................  $   277,546   $  277,546
Equipment.........................................................      634,523      634,040
Office furniture and equipment....................................        4,161        4,644
                                                                    -----------  ------------
                                                                        916,230      916,230

Less accumulated depreciation.....................................     (126,245)    (113,432)
                                                                    -----------  ------------
                                                                    $   789,985   $  802,798
                                                                    -----------  ------------
                                                                    -----------  ------------

SHAREHOLDERS' EQUITY

    The Company is authorized to issue 10 million shares of its common stock. Each share of common stock entitles the holder to one vote. At its discretion, the Board of Directors may declare dividends on share of common stock, although the Board does not anticipate paying dividends in the foreseeable future. In February 1994, the Company received $100,000 from WVI in exchange for 1,249,811 shares of unregistered common stock.

    During 1995, the Company sold 948,633 shares of its common stock at $1.65 per share, pursuant to a Regulation A public offering filed with the Securities and Exchange Commission. Cash proceeds from this offering, net of offering expenses of approximately $235,000, aggregated $1,326,273.

NET LOSS PER SHARE

    Net loss per common share is calculated based on the weighted average number of common shares and common share equivalents outstanding during the three month periods ended March 31, 1997 and 1996. Outstanding options to purchase shares of the Company's common shares have not been included in the calculations as their effect would be anti-dilutive.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)

STOCK INCENTIVE AND STOCK GRANT PLANS

    During 1994, the Board of Directors established a pool of 250,000 shares of the Company's common stock for a stock incentive plan for issuance to employees, directors, and consultants of the Company pursuant to the exercise of stock options granted under the plan or stock grants or stock sales. Administration of the plan, including determination of the number of shares to be issued, the term of exercise of any option, the option exercise price, and type of options to be granted, lies with the Board of Directors or a duly authorized committee of the Board of Directors.

    As of March 31, 1997, options for a total of 75,000 shares have been awarded, net of cancellations. Options have vesting periods ranging from five years to ten years. Exercise prices range from $1.20 per share to $1.73 per share with a weighted average exercise price per share of $1.37. No options have been exercised through March 31, 1997. Subsequent to March 31, 1997 all options were repriced to $1.75 per share.

    No compensation expense has been recorded as a result of granting any of the options as all such options were granted with an exercise price equal to the market price on the date of grant.

    Options granted by the Company are expected to be converted to options of the new company expected to be formed in the consolidation of the Company and its affiliates at the same conversion rate as the conversion of common stock discussed in the Pending Consolidation note.

INCOME TAXES

    No benefit for income taxes was recognized for the quarters ended March 31, 1997 and 1996 in the accompanying statement of operations as there can be no assurance that the Company will generate taxable income in the future against which such benefits could be realized.

    At March 31, 1997, the Company had a net operating loss carryforward aggregating approximately $900,000 for federal income tax purposes, which may be used to offset future taxable income, if any. The annual utilization of this carryforward may be limited if the Company undergoes the ownership change anticipated by management (see Proposed Merger note ) or fails to meet continuity of business requirements defined by the Internal Revenue Code. The Company's net operating loss carryforwards beginning expiring in 2010.

RELATED PARTIES

    NATURE OF RELATED PARTIES

    The Company's president, Jim Bernau, partially owns and controls Willamette Valley Vineyards (WVV), a winery in Oregon, and Willamette Valley Inc., and Nor'Wester Brewing Company, Inc.(Nor'Wester), a microbrewery in Oregon; as well as WVI. Additionally, Mr. Bernau is the president of each of the following subsidiaries of WVI: Aviator Ales, Inc. (AAI); Mile High Brewing Company (MHBC); Bayhawk Ales, Inc. (BAI); and North Country Brewing Company, Inc. (NCBCI); development stage companies located in Washington, Colorado and California, respectively. As a result of certain arrangements between the Company and its affiliates, as well as Mr. Bernau's positions with and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and allocation of the Company president's time.

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)

RELATED PARTIES (CONTINUED)

    RELATED PARTY TRANSACTIONS

    The Company purchased management and administrative services from WVI at a total cost of $9,609 and $7,275 for the three months ended March 31, 1997 and 1996, respectively. WVI contracts for certain of these services under a general services agreement between WVI and Nor'Wester.

    Strategic Alliance and Cooperative Brewing Agreements The Company has entered into a Strategic Alliance (the "Alliance") with AAI, Nor'Wester, MHBC, NCBCI, and WVI. Nor'Wester, AAI, MHBC, and BAI are individually referred to as a "Cooperative Brewer." The purpose of the Alliance is to promote and support the growth of all of the Alliance members by increasing production at each Cooperative Brewer's facility and supporting the entry of Nor'Wester products into new markets. To achieve this goal, each Cooperative Brewer agreed to cooperatively brew Nor'Wester's products, and to support the entry of these products into new markets by facilitating Nor'Wester's access to the Cooperative Brewer's network of distributors. During January, 1997, AAI and MHBC ceased cooperative brewing of Nor'Wester beers.

    As a result of the administrative services purchased and loans provided by WVI and the loan received from Nor'Wester, the Company has advances and loans payable to affiliates of $304,193 at March 31, 1997. Because management expects these advances and loan will eventually be eliminated when the proposed merger occurs, as discussed in the Pending Consolidation note, these advances have been classified as current payables to affiliates at March 31, 1997.

COMMITMENTS

    The Company has entered into a fifteen-year operating lease arrangement with two five-year optional renewal terms for its production facility in Irvine, California. Annual payments under the lease are $36,000 (totaling approximately $468,000 over the term of the lease), plus common area charges.

PROPOSED MERGER AND INVESTMENT BY UBA

    During the quarter ended March 31, 1997, the Company, along with its affiliates (Nor'Wester, WVI, MHBC and AAI) entered into an investment agreement with United Breweries of America, Inc. (UBA), an entity controlled by the UB Group of Bangalore, India. The agreement provides for Nor'Wester, WVI, AAI, MHBC and BAI to merge into a company to be known as United Craft Brewers (UCB). This proposed merger will result in the issuance of newly registered shares of UCB common stock in exchange for shares of Nor'Wester, WVI and its subsidiaries. The merger and share exchange will require approval by the Boards of Directors and shareholders of each of the entities. Following the merger, all shareholders in the Nor'Wester /WVI alliance will hold shares in UCB, a company which is intended to be listed for trading on the NASDAQ National Market system under the symbol ALES. Proposed exchange ratios for each of the entities are as follows, based on an average closing price of $2.63 for Nor'Wester's common stock for the 20 trading days immediately preceding execution of the merger:

COMPANY                                                                         EXCHANGE RATIO
------------------------------------------------------------------------------  --------------
Nor'Wester....................................................................      1.00000:1
WVI...........................................................................      1.99159:1
AAI...........................................................................      2.98739:1
BAI...........................................................................      1.99159:1
MHBC..........................................................................      2.98739:1

                               AVIATOR ALES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)

PROPOSED MERGER AND INVESTMENT BY UBA (CONTINUED)

    Following the proposed merger, UBA has proposed to invest $8.63 million in exchange for a 45% equity interest in the new entity, UCB. Of the $8.63 million proposed investment by UBA, $2.75 million is in the form of bridge loans conditionally available to Nor'Wester during the consolidation phase. As of March 31, 1997, $1.5 million has already been loaned to Nor'Wester, the majority of which has been advanced to North Country. At closing, it is anticipated that the bridge loans will be converted into shares of UCB and the remaining $5.88 million cash investment will be made directly in shares of UCB.

    All principal and interest related to the bridge loans is secured by the assets of North Country Joint Venture, the Company's wholly-owned subsidiary, and by the Company's ownership interest in North Country Joint Venture. Repayment of all principal and interest is guaranteed personally by the Company's president.

    The closing of the proposed investment remains subject to (i) approval by the shareholders of each of the companies, (ii) achievement of certain operating results at each of the breweries, (iii) maintenance of certain operating conditions and covenants, including that there shall be no material adverse change in the businesses of the affiliated breweries taken as a whole, (iv) approval by federal and state liquor control agencies, (v) registration with the U.S. Securities and Exchange Commission of UCB shares to be exchanged in the merger, (vi) extension of Nor'Wester's $1 million revolving line of credit through September 30, 1997 and the lender shall have waived any defaults under the line of credit agreement and the line of credit shall have been converted to a term loan and (vii) such other customary conditions for transactions of this type.

    Immediately following the proposed investment by UBA, UBA would own 45% and the Company's president would own 10% of UCB. The public shareholders of Nor'Wester, WVI, and subsidiaries would own the remaining 45% of UCB.

IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

    In February 1997, the Financial Accounting Standards Board("FASB") issued Statement of Financial Accounting Standards No. 128 "Earnings Per Share" ("SFAS 128") and Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure" ("SFAS 129")which are effective for fiscal years ending after December 15, 1997. The Company believes the implementation of these statements will not have a material effect on its results of operations or financial statement disclosures.

RENEGOTIATION OF PROPOSED MERGER AND INVESTMENT BY UBA

    In light of lower than anticipated 1996 operating results, lower than anticipated first quarter 1997 sales and other operating results and adverse conditions with the craft beer industry in general, representatives of UBA and management and the investment bankers of the affiliated companies are in the process of renegotiating the terms of the UBA investment discussed in the Proposed Merger note. The re-negotiating will reflect a significantly lower valuation for the affiliate companies, a reduction in the total amount of cash to be invested by UBA to $5.5 million and a reduction of UBA's percentage ownership position in UCB to 40% following consolidation. It is anticipated that the $2.75 million bridge loan will not be reduced. The existing shareholders in the affiliated companies would retain a 60% interest in UCB. The exact distribution of ownership interests among shareholders of the affiliated companies has not yet been determined. Management will soon seek Board approval by each of the affiliated companies of any re-negotiated terms. Failure of the parties to reach a mutually agreeable re-negotiated investment agreement could lead to a loss of the bridge loans and the remainder of the UBA investment which would materially and adversely affect the Company's financial condition and results of operations. There can be no Renegotiation of Proposed Merger and Investment by UBA (Continued) assurance that the proposed merger will be completed or that the Company will obtain the capital needed to sustain operations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Mile High Brewing Company
(A Development Stage Company)

    In our opinion, the accompanying balance sheet and the related statements of operations, of shareholders' equity (deficit) and of cash flows present fairly, in all material respects, the financial position of Mile High Brewing Company (A Development Stage Company) at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended and the period from inception (June 8, 1994) to December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is a development stage company which has a limited and unprofitable operating history, has negative working capital of $2,662,424 and has limited access to capital with which to fund future operations. Management's plans in regard to these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Subsequent to December 31, 1996, the Company's management formalized and approved a plan to sell the operating assets of the Company. Accordingly, the assets have been reported at estimated fair market value at December 31, 1996 and management has recorded an impairment loss of $1,018,879 in the accompanying statement of operations for the year ended December 31, 1996. Such factors, among others, raise substantial doubt about its ability to continue as a going concern.

    As discussed in Note 12 to the financial statements, the Company entered into an investment agreement subsequent to December 31, 1996 to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity.

To the Board of Directors and Shareholders of Mile High Brewing Company
(A Development Stage Company)
Page 2


    Mile High Brewing Company is a member of a group of affiliated companies and, as disclosed in the financial statements, has extensive transactions and relationships with members of the group. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

    As discussed in Note 14 to the financial statements, the Company has restated its 1996 financial statements to reduce the impairment loss by the amount of future estimated operating losses initially included therein relating to a contract brewing arrangement. Such losses will be recorded in 1997 as incurred.

PRICE WATERHOUSE LLP

Portland, Oregon
March 21, 1997, except as to Notes 13 and 14, which are as of March 24, 1997, and Note 1 (third paragraph only), which is as of June 23, 1997

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEET

                                                                                           DECEMBER 31,
                                                                                 --------------------------------
                                                                                        1996             1995
                                                                                 ------------------  ------------
                                                                                  (RESTATED--NOTE
                                                                                        14)
                                                     ASSETS

Current assets:
  Cash and cash equivalents....................................................    $       30,320    $    379,691
  Accounts receivable..........................................................            85,200          44,118
  Inventories (Notes 2 and 11).................................................          --                86,763
  Prepaid and other current assets.............................................             8,170          67,837
                                                                                 ------------------  ------------
    Total current assets.......................................................           123,690         578,409
Property and equipment (Notes 3, 4 and 11).....................................         2,000,000       2,178,732
Other noncurrent assets........................................................          --               131,950
                                                                                 ------------------  ------------
                                                                                   $    2,123,690    $  2,889,091
                                                                                 ------------------  ------------
                                                                                 ------------------  ------------

                                 LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable.............................................................    $      816,664    $    143,750
  Reserve for impairment loss (Note 11)........................................            50,000         --
  Other accrued liabilities....................................................            15,633          79,526
  Payables to parent and affiliated companies (Note 8).........................         1,834,547          20,614
  Current portion of loan from parent (Note 8).................................          --               416,200
  Current portion of capital lease obligation (Note 4).........................            69,270           7,829
                                                                                 ------------------  ------------
    Total current liabilities..................................................         2,786,114         667,919

Capital lease obligation, less current portion (Note 4)........................           241,224          22,068
Advances from affiliates (Note 8)..............................................          --               250,000
Loan from parent less current portion (Note 8).................................          --               383,800
Deferred rent (Note 10)........................................................          --                43,377
                                                                                 ------------------  ------------
                                                                                        3,027,338       1,367,164
                                                                                 ------------------  ------------
Commitments and contingencies (Notes 10, 12 and 13)

Shareholders' equity (deficit) (Notes 6, 7, 12 and 13):
  Common stock, $.001 par value, 10,000,000 shares authorized, 4,693,787 and
    4,690,167 shares issued and outstanding at December 31, 1996 and 1995,
    respectively...............................................................             4,694           4,690
  Additional paid-in capital...................................................         2,252,274       2,245,581
  Deficit accumulated during the development stage.............................        (3,160,616)       (728,344)
                                                                                 ------------------  ------------
                                                                                         (903,648)      1,521,927
                                                                                 ------------------  ------------
Total liabilities and shareholders' equity.....................................    $    2,123,690    $  2,889,091
                                                                                 ------------------  ------------
                                                                                 ------------------  ------------

   The accompanying notes are an integral part of these financial statements.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF OPERATIONS

                                                                                                   CUMULATIVE
                                                                                                  AMOUNTS FROM
                                                                 YEAR ENDED DECEMBER 31,       INCEPTION (JUNE 8,
                                                             --------------------------------   1994 TO DECEMBER
                                                                    1996             1995           31, 1996
                                                             ------------------  ------------  ------------------
                                                              (RESTATED--NOTE                   (RESTATED--NOTE
                                                                    14)                               14)
Gross sales (Notes 8 and 9)................................    $    1,600,915    $    216,498    $    1,817,413
Less excise taxes..........................................           (85,426)         (3,917)          (89,343)
                                                             ------------------  ------------  ------------------
Net sales..................................................         1,515,489         212,581         1,728,070
Cost of goods sold (Note 8)................................         1,905,335         220,656         2,125,991
                                                             ------------------  ------------  ------------------
Gross deficit..............................................          (389,846)         (8,075)         (397,921)
Selling, general and administrative expenses (Note 8)......           790,615         728,021         1,582,915
Estimated impairment loss (Note 11)........................         1,018,879         --              1,018,879
Write-off of stock offering costs (Note 6).................           212,098         --                212,098
                                                             ------------------  ------------  ------------------
Loss from operations.......................................        (2,411,438)       (736,096)       (3,211,813)
Other income (expense):
  Interest income (expense)................................           (37,958)         67,615            34,073
  Other income.............................................            17,124         --                 17,124
                                                             ------------------  ------------  ------------------
Loss before income taxes...................................        (2,432,272)       (668,481)       (3,160,616)
Income taxes (Note 5)......................................          --               --               --
                                                             ------------------  ------------  ------------------
Net loss as a development stage company....................    $   (2,432,272)   $   (668,481)   $   (3,160,616)
                                                             ------------------  ------------  ------------------
                                                             ------------------  ------------  ------------------
Net loss per common share..................................    $        (0.52)   $      (0.14)   $        (0.74)
                                                             ------------------  ------------  ------------------
                                                             ------------------  ------------  ------------------
Weighted average number of common shares outstanding.......         4,691,810       4,685,649         4,243,217
                                                             ------------------  ------------  ------------------
                                                             ------------------  ------------  ------------------

   The accompanying notes are an integral part of these financial statements.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                       STATEMENT OF SHAREHOLDERS' EQUITY

           PERIOD FROM INCEPTION (JUNE 8, 1994) TO DECEMBER 31, 1996

                                                                                             DEFICIT
                                                                                           ACCUMULATED
                                                         COMMON STOCK        ADDITIONAL    DURING THE
                                                     ---------------------    PAID-IN      DEVELOPMENT
                                                       SHARES     AMOUNT      CAPITAL         STAGE          TOTAL
                                                     ----------  ---------  ------------  -------------  -------------
Balances, June 8, 1994.............................      --      $  --      $    --       $    --        $    --
Stock issued to Willamette Valley, Inc.
  ($0.04 per share)................................   2,391,985      2,392        97,608       --              100,000
Proceeds from stock offering
  ($1.10 per share)................................   2,258,994      2,259     2,104,902       --            2,107,161
Net loss...........................................      --         --           --             (59,863)       (59,863)
                                                     ----------  ---------  ------------  -------------  -------------
Balances, December 31, 1994........................   4,650,979      4,651     2,202,510        (59,863)     2,147,298

Proceeds from stock offering
  ($1.10 per share)................................      39,188         39        43,071       --               43,110
Net loss...........................................      --         --           --            (668,481)      (668,481)
                                                     ----------  ---------  ------------  -------------  -------------
Balances, December 31, 1995........................   4,690,167      4,690     2,245,581       (728,344)     1,521,927

Stock issued to employees (Note 6).................       3,620          4         6,693       --                6,697
Net loss...........................................      --         --           --          (2,432,272)    (2,432,272)
                                                     ----------  ---------  ------------  -------------  -------------
Balances, December 31, 1996
  (Restated--Note 14)..............................   4,693,787  $   4,694  $  2,252,274  $  (3,160,616) $    (903,648)
                                                     ----------  ---------  ------------  -------------  -------------
                                                     ----------  ---------  ------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                                                   CUMULATIVE
                                                                                                  AMOUNTS FROM
                                                                 YEAR ENDED DECEMBER 31,           INCEPTION
                                                            ---------------------------------   (JUNE 8, 1994 TO
                                                                   1996             1995       DECEMBER 31, 1996
                                                            ------------------  -------------  ------------------
                                                             (RESTATED--NOTE                    (RESTATED--NOTE
                                                                   14)                                14)
Cash flows from operating activities:
  Net loss as a development stage company.................    $   (2,432,272)   $    (668,481)   $   (3,160,616)
  Reconciliation of net loss to cash used by operating
    activities:
    Depreciation and amortization.........................           216,593           51,323           267,916
    Deferred rent.........................................          --                 43,377            43,377
    Estimated impairment loss (Note 11)...................         1,018,879         --               1,018,879
    Shares granted to employees...........................             6,697         --                   6,697
    Changes in current assets and current liabilities:
      Accounts receivable.................................           (41,082)         (44,118)          (85,200)
      Inventories.........................................           (99,937)         (81,230)         (186,700)
      Prepaid and other assets............................            59,667          (67,837)           (8,170)
      Accounts payable....................................           672,914          122,442           816,664
      Accrued liabilities.................................           (63,893)          79,526            15,633
                                                            ------------------  -------------  ------------------
  Net cash used for operating activities..................          (662,434)        (564,998)       (1,271,520)
                                                            ------------------  -------------  ------------------
Cash flows from investing activities:
  Capital expenditures....................................          (385,712)      (2,195,078)       (2,581,190)
  Cash paid for other noncurrent assets...................          --               (119,834)         (132,439)
                                                            ------------------  -------------  ------------------
Net cash used for investing activities....................          (385,712)      (2,314,912)       (2,713,629)
                                                            ------------------  -------------  ------------------
Cash flows from financing activities:
  Proceeds from the sale of common stock to parent
    company...............................................          --               --                 100,000
  Net proceeds from common stock offering.................          --                 43,110         2,150,271
  Principal payments on capital lease obligation..........           (65,158)          (4,191)          (69,349)
  Net borrowings and advances from parent and affiliated
    companies.............................................           763,933          968,595         1,834,547
                                                            ------------------  -------------  ------------------
Net cash provided by financing activities.................           698,775        1,007,514         4,015,469
                                                            ------------------  -------------  ------------------
Net decrease in cash......................................          (349,371)      (1,872,396)           30,320
Cash and cash equivalents, beginning of period............           379,691        2,252,087          --
                                                            ------------------  -------------  ------------------
Cash and cash equivalents, end of period..................    $       30,320    $     379,691    $       30,320
                                                            ------------------  -------------  ------------------
                                                            ------------------  -------------  ------------------

   The accompanying notes are an integral part of these financial statements.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION, OPERATIONS AND BASIS OF PRESENTATION

    Mile High Brewing Company (the Company) is a development stage company organized under the laws of the State of Delaware. From the date of inception (June 8, 1994) through December 31, 1996, the Company's efforts have been directed primarily toward organizing and issuing a public offering of shares of its common stock, building and equipping its brewery and developing a marketable beer. The brewery began producing and selling beer in September 1995, however in 1996 the Company was brewing at only 19% of its expected capacity. The Company built and operated a brewery in a leased facility in Denver, Colorado. The Company is one of four majority or wholly owned subsidiaries of Willamette Valley, Inc. Microbreweries across America (WVI), a company located in Oregon, organized to establish microbreweries throughout the United States. At December 31, 1996 and 1995, WVI owned approximately 51% of the Company's common stock.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development stage company which has only a limited and unprofitable operating history, has negative working capital of $2,662,424, has limited access to capital to fund future operations, and ceased production of its products in November 1996. During 1996, the Company recorded an impairment loss and has written its assets down to fair value and recorded a reserve for estimated costs to dispose of its assets (see Note 11). Such factors, among others, raise substantial doubt as to the Company's ability to continue as a going concern.

    Subsequent to December 31, 1996, the Company's management developed a plan to sell all of the operating assets of the Company or to pursue contract brewing opportunities in an effort to improve the cash flows of the Company. Until management's plans are finalized, the Company intends to use advances from an affiliated brewery's bridge loans from a proposed investor to help finance activities (see Note 12).

    As part of the plan, subsequent to December 31, 1996, the Company entered into an investment agreement to be merged with its affiliate breweries during 1997 and for all of the Company's common stock to be converted into shares of a new public company. The Company currently has no source of capital other than the proposed investor discussed in Notes 12 and 13 and proceeds derived from the disposition of unutilized assets.

    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

    The accompanying financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    INVENTORIES

    Inventories at December 31, 1996 and 1995 are stated at the lower of cost (first-in, first-out basis) or market (see Note 2).

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) PROPERTY AND EQUIPMENT

    Property and equipment at December 31, 1995 are stated at cost and are depreciated over their estimated useful lives estimated to be 5-15 years using the straight-line method, beginning at the time the assets are placed in operation. See Note 3.

    Expenditures for repairs and maintenance are charged to expense as incurred, and expenditures for additions and betterments are capitalized. Leasehold improvements are depreciated over the shorter of the life of the asset or the lease.

    OTHER NONCURRENT ASSETS

    In 1995, the Company capitalized the fees and related legal costs of organization which are included in other noncurrent assets in the accompanying balance sheet. These items were written off in 1996 based on management's intention of being merged into a new public company (see Note 12), as these intangible assets no longer have future value.

    INCOME TAXES

    The Company accounts for income taxes using the asset and liability approach prescribed by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this approach, deferred income taxes are calculated for the expected future tax consequences of temporary differences between the book basis and tax basis of the Company's assets and liabilities. The Company files a stand-alone federal and state income tax return.

    REVENUE RECOGNITION

    The Company recognizes revenue upon the shipment of its products to its customers. Sales are recorded as trade accounts receivable and no collateral is required.

    NET LOSS PER COMMON SHARE

    Net loss per common share is calculated based on the weighted average number of common shares outstanding after giving effect to shares granted to employees throughout the periods presented. No common stock equivalents with a dilutive effect were outstanding during the periods presented. Shares held in escrow are included in the weighted average number of common shares outstanding.

    STATEMENT OF CASH FLOWS

    The Company considers short-term investments which are highly liquid, are readily convertible into cash, and have original maturities of fewer than three months to be cash equivalents for the purposes of cash flows. For the year ended December 31, 1996, the Company paid no income taxes and paid interest of $37,958. For the year ended December 31, 1995, the Company paid no income taxes and paid interest of $4,781. During 1996 and 1995, the Company acquired $366,000 and $34,000, respectively, of equipment under capital lease obligations. These non-cash transactions have been excluded from the accompanying statement of cash flows.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FAIR MARKET VALUE OF FINANCIAL INSTRUMENTS

    Except as discussed in Note 8 under advances from affiliates, the fair market values of the Company's recorded financial instruments approximate their respective recorded balances, as the recorded assets and liabilities are stated at amounts expected to be realized or paid, or carry interest rates commensurate with current rates for instruments with a similar duration and degree of risk.

    LONG-LIVED ASSETS

    Effective January 1, 1996 the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (FAS 121). Under FAS 121, property is carried at cost unless estimated future undiscounted cash flows from the operation of such property are less than cost in which case the carrying value is reduced to fair value (see Note 11).

    STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 123

    The Company adopted Statement of Financial Accounting Standards No. 123 (SFAS 123), "Accounting for Stock-Based Compensation," for its year ended December 31, 1996. SFAS 123 was issued by the Financial Accounting Standards Board in October 1995, and allows companies to choose whether to account for stock-based compensation under the current intrinsic method as prescribed in Accounting Principles Board Opinion Number 25 (APB 25) or use the fair value method prescribed in SFAS 123. The Company continues to follow the provisions of APB 25. The impact of adoption does not have a significant effect on the Company's financial position or results of operations (see Note 7).

    RECLASSIFICATIONS

    Certain reclassifications have been made to the 1995 financial statements to conform with 1996 presentation. These reclassifications have no impact on previously reported results of operations or common shareholders' equity (deficit).

2. INVENTORIES

    At December 31, 1996, inventories consist primarily of raw materials considered by management to have no value at year end because the brewery had ceased operations and the inventory had been subsequently discarded. See Note
11. Inventories at December 31, 1995 consisted of:

Raw materials......................................................  $  18,372
Work-in-process....................................................     26,332
Finished goods.....................................................     25,915
Retail inventory...................................................     16,144
                                                                     ---------
                                                                     $  86,763
                                                                     ---------
                                                                     ---------

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PROPERTY AND EQUIPMENT

    The property and equipment of the Company has been written down to estimated fair value as of December 31, 1996 to reflect management's intention to dispose of the assets or operate them in a more limited manner (see Note 11). Property and equipment consisted of:

                                                                        1996          1995
                                                                    ------------  ------------
Land and improvements.............................................  $  1,504,610  $  1,277,484
Brewery equipment.................................................     1,495,074       893,798
Office furniture and equipment....................................        25,274        23,034
Vehicles..........................................................        21,250        21,250
Construction in progress..........................................        53,460        14,000
                                                                    ------------  ------------
                                                                       3,099,668     2,229,566
Less accumulated depreciation.....................................      (267,427)      (50,834)
Write-down to fair value..........................................      (832,241)      --
                                                                    ------------  ------------
                                                                    $  2,000,000  $  2,178,732
                                                                    ------------  ------------
                                                                    ------------  ------------

4. CAPITAL LEASE OBLIGATIONS

    Capital lease obligations relate to the acquisition of a bottling line in 1996 and to other equipment purchased in 1995. These leases bear interest rates ranging from 9% to 15% and require monthly payments of principal and interest. These leases are secured by the equipment and mature in the years of 1998 and 2000. Future minimum payments under the Company's capital lease obligations are as follows:

                                                                                 PRINCIPAL   INTEREST     TOTAL
                                                                                 ----------  ---------  ----------
1997...........................................................................  $   69,270  $  30,727  $   99,997
1998...........................................................................      73,696     22,746      96,442
1999...........................................................................      80,332     14,423      94,755
2000...........................................................................      87,196      5,227      92,423
                                                                                 ----------  ---------  ----------
                                                                                 $  310,494  $  73,123  $  383,617
                                                                                 ----------  ---------  ----------
                                                                                 ----------  ---------  ----------

5. INCOME TAXES

    Pre-tax loss was attributable to operations entirely within the United States. For the periods ended December 31, 1996 and 1995, there was no current or deferred provision for income taxes.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INCOME TAXES (CONTINUED)
    The benefit for income taxes differs from the amount of income taxes determined by applying the U.S. statutory graduated federal rate due to the following:

                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                             --------------------
                                                                               1996       1995
                                                                             ---------  ---------
Statutory graduated federal rate...........................................       34.0%      34.0%
State taxes, net of federal benefit........................................        3.3        3.3
Reserve of net operating loss carryforward assets..........................      (37.3)     (37.3)
                                                                             ---------  ---------
                                                                                --%        --%
                                                                             ---------  ---------
                                                                             ---------  ---------

    Deferred tax assets (liabilities) consist of:

                                                                     YEAR ENDED DECEMBER 31,
                                                                    --------------------------
                                                                        1996          1995
                                                                    -------------  -----------
Federal net operating loss carryforwards..........................  $     795,000  $   235,000
Expenses not currently deductible.................................        444,000       13,000
Fixed assets......................................................        (70,000)     (30,000)
Deferred tax asset valuation allowance............................     (1,169,000)    (218,000)
                                                                    -------------  -----------
                                                                    $    --        $   --
                                                                    -------------  -----------
                                                                    -------------  -----------

    As of December 31, 1996, the Company had a net operating loss carryforward aggregating approximately $2,337,000 for federal purposes, which may be used to offset future taxable income, if any. The annual utilization of this carryforward may be limited after the Company undergoes the ownership change anticipated by management (see Note 12) or fails to meet the continuity of business requirements defined by the Internal Revenue Code. The Company's net operating loss carryforwards begin expiring in 2010.

6. SHAREHOLDERS' EQUITY

    The Company is authorized to issue 10,000,000 shares of its common stock. Each share of common stock entitles the holder to one vote. In June 1994, the Company received $100,000 cash from WVI in exchange for 2,391,985 shares of unregistered common stock.

    In connection with the Company's initial stock offering under Oregon securities laws, WVI agreed to place in escrow its 2,391,985 shares of the Company's common stock. These shares were to be released from escrow to WVI when the Company satisfied one or more certain earnings requirements or established a bona fide over-the-counter trading market for its common stock and maintained a bid price equal to or greater than a stipulated benchmark price for 26 or more consecutive weeks. Unless released pursuant to these conditions, the 2,391,985 shares were to remain in escrow until unconditionally released in 25% increments on July 31, 2001, 2002, 2003 and 2004. Based on the

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. SHAREHOLDERS' EQUITY (CONTINUED)

ownership change anticipated by management described in Note 12, the shares will not be released from escrow, and all shares will be converted to shares of the new Company. The shares, while in escrow, entitle WVI to the same rights and privileges as all other shareholders of common stock, except for certain rights relating to transferability and liquidation.

    During 1994 and 1995, the Company sold 2,298,182 shares of its common stock at $1.10 per share pursuant to a Form SB-2 public offering filed with the Securities and Exchange Commission. Cash proceeds from this offering, net of offering expenses of $377,729, aggregated $2,107,161 in 1994 and $43,110 in 1995.

    During 1996, the Company granted a total of 3,620 shares to employees. The Company recorded $6,697 of expense related to these grants which is included in selling, general and administrative expenses in the accompanying financial statements for the year ended December 31, 1996.

    During 1996, the Company attempted its second direct public stock offering to sell up to 1,053,000 shares of common stock at $1.85 per share. The offering has failed to raise the minimum escrow amount, and in October 1996 the Company elected to terminate the offering and return funds to investors. Accordingly, the costs of $212,098 related to the offering have been expensed in the current year.

    See Notes 12 and 13 for additional discussion of the planned ownership change.

7. STOCK INCENTIVE PLAN

    The Company adopted a 1994 Stock Incentive Plan (the "Plan") and has reserved 250,000 shares of the Company's common stock thereunder. The Plan provides for the grant of incentive stock options to employees of the Company and non-qualified stock options, stock sales and stock grants to employees, directors and consultants of the Company. In 1995, the Company granted 19,400 options under the Plan at an exercise price of $1.10 and $1.85 per share, which approximated fair market value at the date of grant. These options vest ratably over five and ten years, respectively, beginning one year from the date of grant. In 1996, the Company granted 31,500 options under the Plan. Of these, 7,500 options vest over a ten-year term and 6,500 vest over a five-year term and 17,500 were subsequently canceled. These options have an exercise price of $1.85 per share, which approximated the fair market value at the date of grant. At December 31, 1996, vested options totaled 23,900 and options that remain outstanding totaled 33,400. No options have been exercised to date.

    The Company has elected to account for its stock-based compensation under Accounting Principles Board Opinion No. 25. The Company has determined that the pro forma effects of applying SFAS 123 would not have a material effect on the results of operations for 1996 and 1995. This determination was made using the Black-Scholes option pricing model. The weighted average assumptions used for stock option grants for 1996 and 1995 were a risk-free interest rate of 6.67% and 7.35%, respectively, an expected dividend yield of 0% and 0%, respectively, an expected life of 8.04 years and 10 years, respectively, and an expected volatility of 57% and 54%, respectively. The weighted average fair value of stock options granted in 1996 and 1995 was $1.22 and $0.81, respectively.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. STOCK INCENTIVE PLAN (CONTINUED)

    Options were assumed to be exercised upon vesting for purposes of this valuation. Adjustments are made for options forfeited prior to vesting. For the years ended December 31, 1996 and 1995, the total value of the options granted was computed to be $17,045 and $15,741, respectively, which would be amortized on a straight-line basis over the vesting period of the options.

    Note that all options granted by the Company are expected to be converted to options of the new company expected to be formed at the same conversion rate as the conversion of common stock as discussed in Note 12.


8. RELATED PARTIES

    NATURE OF RELATED PARTIES

    The Company's president partially owns and controls Willamette Valley Vineyards (WVV), a winery in Oregon; and Nor'Wester Brewing Company Inc. (Nor'Wester), a microbrewery in Oregon; as well as WVI. Additionally, WVI is the majority owner of Aviator Ales, Inc. (AAI) and Bayhawk Ales, Inc. (BAI), and fully owns North Country Brewing Company, Inc. (NCBCI), companies located in Washington, California and New York, respectively. As a result of certain arrangements between the Company and its affiliates, as well as the Company president's positions with and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and the allocation of the Company president's time.

    RELATED PARTY TRANSACTIONS

    For the period from inception through December 31, 1996, WVI and WVV provided secretarial, accounting, marketing, and administrative services related to the Company's initial stock offering and for general and administrative purposes. Beginning in 1996, the Company began contracting certain of these services from Nor'Wester under a general services agreement between Nor'Wester, WVI and WVV. During 1996 and 1995, the Company purchased these services at an approximate cost of $146,000 and $163,000, respectively, which is included in selling, general and administrative expenses in the accompanying financial statements. Additionally, WVI has allowed the Company to utilize certain proprietary concepts for no cash consideration. As a result of these and certain other transactions, the Company owed approximately $1,834,000 and $1,071,000, at December 31, 1996 and 1995, respectively, to affiliated companies.

    In 1995, the Company paid for certain brewing equipment costing $53,000 which was ultimately shipped to Nor'Wester. As a result of this transaction, the Company was owed approximately $47,000 from Nor'Wester at December 31, 1995; this balance was collected in March 1996.

    ADVANCES FROM PARENT AND AFFILIATE

    In connection with the Cooperative Brewing Agreement with Nor'Wester described below, Nor'Wester advanced $250,000 and $250,000 to the Company in 1996 and 1995, respectively, for the purchase of ingredients and packaging materials for the Company's initial and continued production of Nor'Wester's products. The advances received in 1996 were also used for the Company's production of its own beers. These advances are unsecured and do not bear interest.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. RELATED PARTIES (CONTINUED)

    ADVANCES FROM PARENT AND AFFILIATE (CONTINUED)

    Because of the anticipated ownership change discussed in Note 12, management does not expect to repay these advances. Instead, the advances are being considered in determining the purchase price and stock conversion ratios being used in the transaction.

    In 1995, WVI loaned $800,000 to the Company to fund operations and purchase capital assets. This loan was to be repaid in the following manner: as soon as the Company had raised $800,000 in net proceeds through its planned stock offering, $400,000 of the loan would have been payable under the terms of a note requiring monthly payments of $5,300 per month including interest at 10% per annum, with the remaining principal balance due eighteen months after the issuance of the note. The Company was not successful raising $800,000 in capital in its planned offering. Accordingly, the entire loan amount became payable under the terms described above with such note being issued in October 1996. Because management plans to merge the Company into a new company, and because subsequent to December 31, 1996 management decided to sell the operating assets of the Company (see Note 11), management believes the entire balance is considered to be payable currently. The amount has been included in payables to parent and affiliated companies. Note that the Company expects to repay a portion of the loan with the proceeds it expects to receive when the operating assets are sold, and any remaining payables to WVI or to Nor'Wester will be considered in the conversion of the Company's shares into shares of the new company to be formed.

    STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS

    In December 1995, the Company entered into a Strategic Alliance (the "Alliance") with Nor'Wester, AAI, BAI, NCBCI, and WVI. The Company, Nor'Wester, AAI, BAI, NCBCI, and WVI are collectively referred to as "Alliance members," and the Company, AAI, and BAI are collectively referred to as the "Cooperative Brewers" and individually referred to as a "Cooperative Brewer." The purpose of the Alliance is to promote and support the growth of all of the Alliance members by increasing production at each Cooperative Brewer's facility and supporting the entry of Nor'Wester products into new markets. To achieve this goal, each Cooperative Brewer has agreed to cooperatively brew Nor'Wester's products, and to support the entry of these products into new markets by facilitating Nor'Wester's access to the Cooperative Brewer's network of distributors.

    The Alliance is created through a Strategic Alliance Agreement between Nor'Wester and each of the Companies, AAI, and BAI. The terms of the Strategic Alliance Agreement and the Cooperative Brewing Agreements are four years, unless earlier terminated under limited circumstances, which include material breach in the case of the Cooperative Brewing Agreements. The Agreements are subject to renewal. Pricing for the purchase of beer produced under the Cooperative Brewing Agreement is at the lesser of cost plus 10% or Nor'Wester's average cost of production at its Nor'Wester Brewery, plus a mark-up of 10%. The Agreement provides that no Alliance member will use the proprietary information or technology of another Alliance member to produce any beer with a flavor profile or appearance that is substantially similar to such Alliance member's beer. With the consent of all Alliance members, additional parties may be added to the Alliance.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. RELATED PARTIES (CONTINUED)

    STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS (CONTINUED)

    Under the terms of the Cooperative Brewing Agreements, the Company will produce Nor'Wester beer, in the amounts and packaging as specified in firm orders submitted by Nor'Wester on a periodic basis. Each Cooperative Brewer's production of Nor'Wester beer must comply with specifications concerning recipes, quality control procedures, flavor profile and appearance. Nor'Wester has a right to reject beer not meeting its specifications.

    Nor'Wester has acquired certain specified brewing equipment for the Company's use in producing Nor'Wester's beer. To the extent that this equipment is not needed for the production of Nor'Wester beers, the Company may, upon notice to Nor'Wester, use this equipment to produce its own beer subject to the payment of an agreed-upon lease fee.

    The Cooperative Brewing Agreement requires that the Cooperative Brewer maintain the equipment supplied by Nor'Wester, that Nor'Wester insure this equipment, and that the Cooperative Brewer and Nor'Wester each indemnify the other for damages and losses in connection with the Agreement. Nor'Wester may at its cost remove or replace its equipment at any time if market conditions or other circumstances make such action desirable to Nor'Wester.

    Cooperative brewing revenues totaled $797,000, which is 53% of the Company's net revenues. Because of the pricing terms surrounding cooperative brewing discussed above and the fact that the Company's costs to produce beer were higher than Nor'Wester's costs to produce beer, cooperative brewing sales resulted in significant negative gross margins for the Company. Accordingly, the Company ceased its cooperative brewing of Nor'Wester beers in November 1996.

    Subsequent to December 31, 1996, the cooperative brewing agreement was canceled with the consent of all Alliance members.

9. SIGNIFICANT CUSTOMERS

    Approximately 20% and 62% of the Company's sales were to wholesale distributors located in Colorado for the year ended December 31, 1996 and 1995, respectively. Sales to the Company's largest customer (excluding cooperative brewing) represented approximately 9% and 48% of gross sales for the years ended December 31, 1996 and 1995, respectively.

10. COMMITMENTS

    The Company has entered into agreements with several independent distributors for the distribution of the Company's products in Colorado. These agreements contain normal distribution provisions and are cancelable by either the Company or the distributors.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. COMMITMENTS (CONTINUED)

    During 1995, the Company entered into a 15-year operating lease arrangement with optional renewal terms for its production facility in Denver, Colorado. As disclosed in Note 1, management plans to dispose of its assets or subcontract the facility including these assets. In doing so, management plans to assign the lease during 1997. However, minimum future lease payments according to the lease are as follows:

YEAR ENDING DECEMBER 31,
--------------------------------------------------------------------------------
1997............................................................................  $    107,000
1998............................................................................       111,000
1999............................................................................       116,000
2000............................................................................       121,000
2001............................................................................       130,000
Thereafter......................................................................     1,274,000
                                                                                  ------------
                                                                                  $  1,859,000
                                                                                  ------------
                                                                                  ------------

    The terms of this lease allowed for no lease payments to be made during the initial four months of the lease term, and contain escalating payments. The Company has recorded lease expense on the straight-line method over the lease term; accordingly, deferred rent has been recorded in the accompanying balance sheet as of December 31, 1995. Because the Company intends to dispose of its assets and terminate its lease during 1997, it is not likely to experience escalating lease payments.

    Accordingly, deferred rent recorded in 1995 and 1996 has been reversed and has been netted against the estimated impairment loss, and no deferred rent balance is recorded as of December 31, 1996. See Note 11. Rent expense, including common area charges and rental of temporary storage in 1995, aggregated approximately $102,000 and $85,000 during 1996 and 1995, respectively, and is allocated between cost of sales and selling, general and administrative expenses in the accompanying statement of operations.

11. IMPAIRMENT OF ASSETS

    Subsequent to December 31, 1996, the Company's management developed a Plan to sell the operating assets of the Company or to pursue contract brewing opportunities. Accordingly, and pursuant to SFAS 121, such assets were reduced to their estimated fair value as of December 31, 1996. Management's estimate of this write-down of approximately $969,000 is based on a pending offer from an unaffiliated buyer. In addition, management estimates the cost to dispose of the assets to be approximately $50,000, and this amount is recorded in the financial statements as of December 31, 1996 as part of the impairment loss. While management searches for other potential buyers, the Company is operating on a limited basis as a contract brewer for a local brewery and is looking for other contract brewing opportunities. No definitive agreement has been reached, but management has received an offer of approximately $2 million in exchange for all of MHBC's property and equipment at the brewery and assumption of the facility lease.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12. PROPOSED MERGER AND INVESTMENT FROM UBA

    Subsequent to December 31, 1996, the Company along with its parent (WVI) and its affiliates (Nor'Wester, AAI and BAI) entered into an investment agreement with United Breweries of America, Inc. (UBA), an entity controlled by the UB Group of Bangalore, India. The agreement provides for Nor'Wester, WVI, AAI, MHBC and BAI to consolidate into a company to be known as United Craft Brewers, Inc.
(UCB). This merger will result in the issuance of newly registered shares of UCB common stock in exchange for shares of Nor'Wester, WVI and its subsidiaries. The merger and share exchange will require approval by the Boards of Directors and shareholders of each of the entities. Following consolidation, all shareholders in the Nor'Wester/WVI alliance will hold shares in UCB, a company which is intended to be listed for trading on the Nasdaq National Market system under the symbol ALES. Proposed exchange ratios for each of the entities are as follows, based on an average closing price of $2.63 for Nor'Wester's common stock for the 20 trading days immediately preceding execution of the merger:

COMPANY                                                                         EXCHANGE RATIO
------------------------------------------------------------------------------  --------------
Nor'Wester....................................................................            1:1
WVI...........................................................................      1.99159:1
AAI...........................................................................      2.98739:1
BAI...........................................................................      1.99159:1
MHBC..........................................................................      2.98739:1

    Following the merger, UBA has proposed to invest $8.63 million in exchange for a 45% equity interest in the new entity, UCB. Of the $8.63 million proposed investment by UBA, $2.75 million is in the form of bridge loans conditionally available to Nor'Wester during the consolidation phase. As of March 21, 1997, $1,500,000 has already been loaned to Nor'Wester, the majority of which has been advanced to North Country. At closing, it is anticipated that the bridge loans will be converted into shares of UCB and the remaining $5.88 million cash investment will be made directly in shares of UCB (see Note 13).

    The closing of the proposed investment remains subject to (i) approval by the shareholders of each of the companies, (ii) achievement of certain operating results at each of the breweries, (iii) maintenance of certain operating conditions and covenants, including that there shall be no material adverse change in the businesses of the affiliated breweries taken as a whole, (iv) approval by federal and state liquor control agencies, (v) registration with the U.S. Securities and Exchange Commission of UCB shares to be exchanged in the merger, and (vi) such other customary conditions for transactions of this type.

    Immediately following the proposed investment by UBA, UBA would own 45% and the Company's president would own 10% of UCB. The public shareholders of Nor'Wester, WVI, and WVI's subsidiaries would own the remaining 45% of UCB (see
Note 13).

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


13. SUBSEQUENT EVENTS

    In light of lower than anticipated 1996 results, lower than anticipated first quarter 1997 sales and other operating results and adverse conditions within the craft beer industry in general, representatives of UBA and management and the investment bankers of the affiliated companies are in the process of renegotiating the terms of the UBA investment discussed in Note 12. The renegotiation will reflect a significantly lower valuation and a change in the exchange ratios for the affiliate companies, a reduction in the total amount of cash to be invested by UBA to $5.5 million and a reduction of UBA's percentage ownership position in UCB to 40% following the consolidation. It is anticipated that the $2.75 million bridge loan amount will not be reduced. The existing shareholders in the affiliated Companies would retain a 60% interest in UCB. The exact distribution of ownership interests among shareholders of the affiliated companies has not yet been determined. Management will soon seek Board approval by each of the affiliated companies of any renegotiated terms. Failure of the parties to reach a mutually agreeable renegotiated investment agreement could lead to a loss of the bridge loans and the remainder of the UBA investment which would materially and adversely affect the Company's financial condition and results of operations. There can be no assurance that the proposed merger will be completed or that the Company will obtain the capital needed to sustain operations.

14. RESTATEMENT OF FINANCIAL STATEMENTS

    The accompanying 1996 financial statements have been restated to reduce the impairment loss by the amount of future estimated operating losses initially included therein relating to a contract brewing arrangement. Such losses will be recorded in 1997 as incurred. The effect of this restatement on the financial statements are summarized as below:

                                                                  AS OF AND FOR THE YEAR ENDED
                                                                       DECEMBER 31, 1996
                                                                  ----------------------------
                                                                  AS PREVIOUSLY
                                                                    REPORTED      AS RESTATED
                                                                  -------------  -------------
Balance sheet:
  Reserve for impairment loss...................................  $     338,000  $      50,000
  Deficit accumulated during the development stage..............     (3,448,616)    (3,160,616)

Statement of operations:
  Estimated impairment loss.....................................      1,306,879      1,018,879
  Net loss......................................................     (2,720,272)    (2,432,272)
  Net loss per share............................................          (0.58)         (0.52)

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEET

                                                                                        MARCH 31,
                                                                                          1997       DECEMBER 31,
                                                                                       (UNAUDITED)       1996
                                                                                      -------------  -------------
                                                      ASSETS
Current assets:
  Cash and cash equivalents.........................................................  $       3,726  $      30,320
  Accounts receivable...............................................................         22,396         85,200
  Other current assets..............................................................          8,564          8,170
                                                                                      -------------  -------------
  Total current assets..............................................................         34,686        123,690
Property and equipment, net.........................................................      1,966,667      2,000,000
Other non-current assets, net.......................................................          8,169       --
                                                                                      -------------  -------------
Total assets........................................................................  $   2,009,522  $   2,123,690
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                                       LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable..................................................................        863,359        816,664
  Reserve for impairment loss.......................................................         50,000         50,000
  Other accrued liabilities.........................................................         24,533         15,633
  Payables to parent and affiliated companies.......................................      1,843,915      1,834,547
  Current portion of capital lease obligation.......................................         71,218         69,270
                                                                                      -------------  -------------
  Total current liabilities.........................................................      2,853,025      2,786,114
Capital lease.......................................................................        217,446        241,224
                                                                                      -------------  -------------
                                                                                          3,070,471      3,027,338
                                                                                      -------------  -------------
Commitments
Shareholders' equity:
  Common stock, $.001 par value - 10,000,000 shares authorized, 4,693,787 and
    4,690,167 shares outstanding....................................................          4,694          4,694
  Additional paid-in capital........................................................      2,252,274      2,252,274
Deficit accumulated during the development stage....................................     (3,317,917)    (3,160,616)
                                                                                      -------------  -------------
                                                                                         (1,060,949)      (903,648)
                                                                                      -------------  -------------
Total liabilities and shareholders' equity..........................................  $   2,009,522  $   2,123,690
                                                                                      -------------  -------------
                                                                                      -------------  -------------

    The accompanying notes are an integral part of this financial statement.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF OPERATIONS

                                  (UNAUDITED)

                                                                                              CUMULATIVE AMOUNTS
                                                               THREE MONTHS ENDED MARCH 31,     FROM INCEPTION
                                                              ------------------------------    (JUNE 8, 1994)
                                                                   1997            1996        TO MARCH 31, 1997
                                                              --------------  --------------  -------------------
Gross sales.................................................         16,770         104,614           1,834,183
Less: excise taxes..........................................         (1,701)         (4,407)            (91,044)
                                                              --------------  --------------  -------------------
Net sales...................................................         15,069         100,207           1,743,139

Cost of sales...............................................         80,947         173,669           2,206,938
                                                              --------------  --------------  -------------------
Gross profit (deficit)......................................        (65,878)        (73,462)           (463,799)

Selling, general and administrative expenses................         91,423         160,070           1,674,338
  write-off of stock offering costs.........................        --              --                  212,098
  estimated impairment loss.................................                                          1,018,879
                                                              --------------  --------------  -------------------
Loss from operations........................................       (157,301)       (233,532)         (3,369,114)

Other income (expense):
  Other income (expense)....................................        --              --                   34,073
  Interest income (expense).................................        --                 (775)             17,124
                                                              --------------  --------------  -------------------
                                                                    --                 (775)             51,197

Net loss....................................................   $   (157,301)   $   (234,307)    $    (3,317,917)
                                                              --------------  --------------  -------------------
                                                              --------------  --------------  -------------------
Net loss per common share...................................   $      (0.03)   $      (0.05)    $         (0.77)
                                                              --------------  --------------  -------------------
                                                              --------------  --------------  -------------------
Weighted average number of common shares outstanding........      4,693,787       4,690,167           4,282,973
                                                              --------------  --------------  -------------------
                                                              --------------  --------------  -------------------

    The accompanying notes are an integral part of this financial statement.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF CASH FLOWS

                                  (UNAUDITED)

                                                                    THREE MONTHS ENDED MARCH   CUMULATIVE AMOUNTS
                                                                              31,                FROM INCEPTION
                                                                   --------------------------   (JUNE 8, 1994) TO
                                                                       1997          1996        MARCH 31, 1997
                                                                   ------------  ------------  -------------------
Cash flows from operating activities:
  Net loss.......................................................  $   (157,301) $   (234,307)   $    (3,317,917)
  Reconciliation of net loss to net cash used for operating
    activities:
    Depreciation and amortization................................        33,333        42,500            301,249
    Increase in deferred rent....................................       --              4,683             43,377
    Write-down of assets due to impairment loss..................       --            --               1,018,879
    Shares of stock granted to employees.........................       --            --                   6,697
    Changes in assets and liabilities:
      Accounts receivable........................................        62,804        (9,717)           (22,396)
      Inventories................................................       --            (63,837)          (186,700)
      Other current assets.......................................          (394)       26,037             (8,564)
      Accounts payable...........................................        46,695       (21,339)           863,359
      Accrued liabilities........................................         8,900          (385)            24,533
                                                                   ------------  ------------  -------------------
Net cash provided by (used for) operating activities.............        (5,963)     (256,365)        (1,277,483)

Cash flows from investing activities:
  Purchases of property and equipment, net of disposals..........       --            (89,627)        (2,581,190)
  Increase in other non-current assets...........................        (8,169)      (22,338)          (140,608)
                                                                   ------------  ------------  -------------------
  Net cash used for investing activities.........................        (8,169)     (111,965)        (2,721,798)

Cash flows from financing activities:
  Increase in deferred stock offering costs......................       --            (19,284)         --
  Increase in advances and other payables to affiliates..........         9,368        33,407          1,843,915
  Proceeds from public stock offerings...........................       --            --               2,250,271
  Principal payments on capital lease............................       (21,830)      (13,013)           (91,179)
                                                                   ------------  ------------  -------------------
Net cash (used for) provided by financing activities.............       (12,462)        1,110          4,003,007
                                                                   ------------  ------------  -------------------

Net decrease in cash and cash equivalents........................       (26,594)     (367,220)             3,726

Cash and cash equivalents:
  Beginning of period............................................        30,320       379,691          --
                                                                   ------------  ------------  -------------------
  End of period..................................................  $      3,726  $     12,471    $         3,726
                                                                   ------------  ------------  -------------------
                                                                   ------------  ------------  -------------------

    The accompanying notes are an integral part of this financial statement.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

BASIS OF PRESENTATION

    The Company's financial statements enclosed herein are unaudited and, because of the seasonal nature of the business and the varying schedule of its special sales efforts, these results are not necessarily indicative of the results to be expected for the entire year. In the opinion of management, the interim financial statements reflect all adjustments, consisting of only normal recurring items which are necessary for a fair presentation of the results for the periods presented. The accompanying financial statements have been prepared in accordance with GAAP and SEC guidelines applicable to interim financial information which require management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The accompanying financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 1996.

    The Company is a development stage company established to produce and sell hand-crafted ales in the State of Colorado. From the date of inception (June 8, 1994) through March 31, 1997, the Company's efforts have been directed primarily toward organizing and issue a public offering of shares of its common stock, building and equipping its brewery, and developing a marketable beer.

    The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development stage company which has a limited and unprofitable operating history, has negative working capital of $2,818,339, has limited access to capital to fund future operations, and ceased production of its products in November, 1996. During 1996, the Company recorded an impairment loss and has written its assets down to fair value and recorded a reserve for estimated costs to dispose of its assets. Such factors, among others, raise substantial doubt as to the Company's ability to continue as a going concern.

    The Company's management has developed a plan to sell all of the operating assets of the Company or to pursue contract brewing opportunities in an effort to improve the cash flows of the Company. Until management's plans are finalized, the Company intends to use advances from an affiliated brewery's bridge loans from a proposed investor to help finance activities (see Proposed Merger note).

    As part of the plan, the Company entered into an investment agreement to be merged with other affiliated companies and convert its stock into shares of a new publicly traded entity. The Company currently has no source of capital other than the proposed investor and proceeds derived from the disposition of unutilized assets (see Proposed Merger note).

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)

PROPERTY AND EQUIPMENT

    Property and equipment consists of the following:

                                                                    MARCH 31,    DECEMBER 31,
                                                                       1997          1996
                                                                   ------------  ------------
Building and improvements........................................  $  1,558,070   $1,558,070
Brewery equipment................................................     1,495,074    1,495,074
Office furniture and equipment...................................        25,274       25,274
Vehicles.........................................................        21,250       21,250
                                                                   ------------  ------------
                                                                      3,099,668    3,099,668
Less accumulated depreciation....................................      (300,760)    (267,427)
Write down to fair value.........................................      (832,241)    (832,241)
                                                                   ------------  ------------
                                                                   $  1,966,667   $2,000,000
                                                                   ------------  ------------
                                                                   ------------  ------------

SHAREHOLDERS' EQUITY

    The Company is authorized to issue 10 million shares of its common stock. Each share of common stock entitles the holder to one vote. At its discretion, the Board of Directors may declare dividends on share of common stock, although the Board does not anticipate paying dividends in the foreseeable future. In February 1994, the Company received $100,000 from WVI in exchange for 2,391,985 shares of registered common stock.

    In connection with the Company's initial stock offering under Oregon securities laws, WVI agreed to place in escrow its 2,391,985 shares of the Company's unregistered common stock. These shares were to be released from escrow to WVI when the Company satisfied one or more certain earnings requirements or established a bona fide over-the-counter trading market for its common stock and maintained a bid price equal to or greater than a stipulated benchmark price for 26 or more consecutive weeks. Unless released pursuant to these conditions, the 2,391,985 shares were to remain in escrow until unconditionally released in 25% increments on July 31, 2001, 2002, 2003 and 2004. Based on the ownership change anticipated by management described in the Pending Consolidation note, the shares will not be released from escrow, and all shares will be converted to shares of the new Company. The shares, while in escrow, entitle WVI to the same rights and privileges as all other shareholders of common stock, except for certain rights relating to transferability and liquidation.

    During 1994 and 1995, the Company sold 2,298,182 shares of its common stock at $1.10 per share pursuant to a Form SB-2 public offering filed with the U.S. Securities Exchange and Commission (SEC). Cash proceeds from this offering, net of offering expenses of $377,729, aggregated $2,150,271.

NET LOSS PER SHARE

    Net loss per common share is calculated based on the weighted average number of common shares and common share equivalents outstanding during the three month periods ended March 31, 1997 and 1996. Outstanding options to purchase shares of the Company's common shares have not been included in the calculations as their effect would be anti-dilutive.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)

STOCK INCENTIVE AND STOCK GRANT PLANS

    During 1994, the Board of Directors established a pool of 250,000 shares of the Company's common stock for a stock incentive plan for issuance to employees, consultants, directors, and consultants of the Company pursuant to the exercise of stock options granted under the plan or stock grants or stock sales. Administration of the plan, including determination of the number of shares to be issued, the term of exercise of any option, the option exercise price, and type of options to be granted, lies with the Board of Directors or a duly authorized committee of the Board of Directors.

    No compensation expense has been recorded as a result of granting any of the options as all such options were granted with an exercise price equal to the market price on the date of grant.

    Options granted by the Company are expected to be converted to options of the new company expected to be formed in the consolidation of the Company and its affiliates at the same conversion rate as the conversion of common stock discussed in the Pending Consolidation note.

INCOME TAXES

    No benefit for income taxes was recognized for the quarters ended March 31, 1997 and 1996 in the accompanying statement of operations as there can be no assurance that the Company will generate taxable income in the future against which such benefits could be realized.

    At March 31, 1997, the Company had a net operating loss carryforward aggregating approximately $3 million for federal income tax purposes, which may be used to offset future taxable income, if any. The annual utilization of this carryforward may be limited if the Company undergoes the ownership change anticipated by management (see Pending Consolidation note) or fails to meet continuity of business requirements defined by the Internal Revenue Code. The Company's net operating loss carryforwards begin expiring in 2010.

RELATED PARTIES

    NATURE OF RELATED PARTIES

    The Company's president, Jim Bernau, partially owns and controls Willamette Valley Vineyards (WVV), a winery in Oregon, and Willamette Valley Inc., and Nor'Wester Brewing Company, Inc. (Nor'Wester), a microbrewery in Oregon; as well as WVI. Additionally, Mr. Bernau is the president of each of the following subsidiaries of WVI: Aviator Ales, Inc. (AAI); MHBC; Bayhawk Ales, Inc. (BAI); and North Country Brewing Company, Inc. (NCBCI); development stage companies located in Washington, Colorado and California, respectively. As a result of certain arrangements between the Company and its affiliates, as well as the Company president's positions with and/or ownership interests in each of these companies, inherent conflicts of interest exist with respect to the pricing of services, the sharing of resources and allocation of the Company president's time.

    RELATED PARTY TRANSACTIONS

    The Company purchased management and administrative services from WVI at a total cost of $14,757 and $26,280 for the three months ended March 31, 1997 and 1996, respectively. WVI contracts for certain of these services under a general services agreement between WVI and Nor'Wester.

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)

STRATEGIC ALLIANCE AND COOPERATIVE BREWING AGREEMENTS

    The Company has entered into a Strategic Alliance (the "Alliance") with AAI, Nor'Wester, BAI, NCBCI, and WVI. Nor'Wester, AAI, MHBC, and BAI are individually referred to as a "Cooperative Brewer." The purpose of the Alliance is to promote and support the growth of all of the Alliance members by increasing production at each Cooperative Brewer's facility and supporting the entry of Nor'Wester products into new markets. To achieve this goal, each Cooperative Brewer agreed to cooperatively brew Nor'Wester's products, and to support the entry of these products into new markets by facilitating Nor'Wester's access to the Cooperative Brewer's network of distributors. During January, 1997, AAI and MHBC ceased cooperative brewing of Nor'Wester beers.

    During 1995, WVI loaned $800,000 to the Company to fund operations and purchase capital assets. This loan was not repaid in accordance with its original terms and the full amount became due and payable during 1996. As a result of the administrative services purchased from WVI and the loans received from WVI, the Company has advances and loans payable to affiliates of $1,843,915 at March 31, 1997. Because management expects these advances will eventually be eliminated when the proposed merger occurs, as discussed in the Pending Consolidation note, these advances have been classified as current payables to affiliates at March 31, 1997.

IMPAIRMENT OF ASSETS

    Subsequent to December 31, 1996, the Company's management developed a Plan to sell the operating assets of the Company or to pursue contract brewing opportunities. While management searches for other potential buyers, the Company is operating on a limited basis as a contract brewer for a local brewery and is looking for other contract brewing opportunities. No definitive agreement has been reached, but management has received an offer of approximately $2 million in exchange for all of the Company's property and equipment at the brewery and assumption of the facility lease.

PROPOSED MERGER AND INVESTMENT BY UBA

    During the quarter ended March 31, 1997, the Company, along with its affiliates (Nor'Wester, WVI, MHBC and AAI) entered into an investment agreement with United Breweries of America, Inc. (UBA), an entity controlled by the UB Group of Bangalore, India. The agreement provides for Nor'Wester, WVI, AAI, MHBC and BAI to merge into a company to be known as United Craft Brewers (UCB). This proposed merger will result in the issuance of newly registered shares of UCB common stock in exchange for shares of Nor'Wester, WVI and its subsidiaries. The merger and share exchange will require approval by the Boards of Directors and shareholders of each of the entities. Following the merger, all shareholders in the Nor'Wester /WVI alliance will hold shares in UCB, a company which is intended to be listed for trading on the NASDAQ National Market system under the symbol ALES. Proposed exchange ratios for each of the entities are as follows, based on an average closing price of $2.63 for Nor'Wester's common stock for the 20 trading days immediately preceding execution of the merger:

COMPANY                                                                         EXCHANGE RATIO
------------------------------------------------------------------------------  --------------
Nor'Wester....................................................................      1.00000:1
WVI...........................................................................      1.99159:1
AAI...........................................................................      2.98739:1
BAI...........................................................................      1.99159:1
MHBC..........................................................................      2.98739:1

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)

PROPOSED MERGER AND INVESTMENT BY UBA (CONTINUED)

    Following the proposed merger, UBA has proposed to invest $8.63 million in exchange for a 45% equity interest in the new entity, UCB. Of the $8.63 million proposed investment by UBA, $2.75 million is in the form of bridge loans conditionally available to Nor'Wester during the consolidation phase. As of March 31, 1997, $1.5 million has already been loaned to Nor'Wester, the majority of which has been advanced to North Country. At closing, it is anticipated that the bridge loans will be converted into shares of UCB and the remaining $5.88 million cash investment will be made directly in shares of UCB.

    All principal and interest related to the bridge loans is secured by the assets of North Country Joint Venture, the Company's wholly-owned subsidiary, and by the Company's ownership interest in North Country Joint Venture. Repayment of all principal and interest is guaranteed personally by the Company's president.

    The closing of the proposed investment remains subject to (i) approval by the shareholders of each of the companies, (ii) achievement of certain operating results at each of the breweries, (iii) maintenance of certain operating conditions and covenants, including that there shall be no material adverse change in the businesses of the affiliated breweries taken as a whole, (iv) approval by federal and state liquor control agencies, (v) registration with the U.S. Securities and Exchange Commission of UCB shares to be exchanged in the merger, (vi) extension of Nor'Wester's $1 million revolving line of credit through September 30, 1997 and the lender shall have waived any defaults under the line of credit agreement and the line of credit shall have been converted to a term loan and (vii) such other customary conditions for transactions of this type.

    Immediately following the proposed investment by UBA, UBA would own 45% and the Company's president would own 10% of UCB. The public shareholders of Nor'Wester, WVI, and subsidiaries would own the remaining 45% of UCB.

IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

    In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 128 "Earnings Per Share" ("SFAS 128") and Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure" ("SFAS 129") which are effective for fiscal years ending after December 15, 1997. The Company believes the implementation of these statements will not have a material effect on its results of operations or financial statement disclosures.

RENEGOTATION OF PROPOSED MERGER AND INVESTMENT BY UBA

    In light of lower than anticipated 1996 operating results, lower than anticipated first quarter 1997 sales and other operating results and adverse conditions with the craft beer industry in general, representatives of UBA and management and the investment bankers of the affiliated companies are in the process of renegotiating the terms of the UBA investment discussed in the Proposed Merger note. The re-negotiating will reflect a significantly lower valuation for the affiliate companies, reduction in the total amount of cash to be invested by UBA to $5.5 million and a reduction of UBA's percentage ownership position in UCB to 40% following consolidation. It is anticipated that the $2.75 million bridge loan will not be reduced. The existing shareholders in the affiliated companies would retain a 60% interest in UCB. The exact distribution of ownership interests among shareholders of the affiliated companies has not yet been determined. Management will soon seek Board approval by each of the affiliated companies of any re-negotiated terms. Failure of the parties to reach a mutually agreeable re-negotiated investment agreement could lead to a loss of the bridge loans and the remainder of the UBA investment which would materially

                           MILE HIGH BREWING COMPANY
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                  (UNAUDITED)


RENEGOTATION OF PROPOSED MERGER AND INVESTMENT BY UBA (CONTINUED)

and adversely affect the Company's financial condition and results of operations. There can be no assurance that the proposed merger will be completed or that the Company will obtain the capital needed to sustain operations.

INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Mendocino Brewing Company, Inc.


We have audited the accompanying balance sheets of Mendocino Brewing Company, Inc., as of December 31, 1996 and 1995, and the related statements of operations, stockholders' equity and cash flows for each of the two years ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mendocino Brewing Company, Inc., as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the two years ended December 31, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has significant costs associated with the construction of its new brewery and other debt that will become due in 1997. While the Company is presently pursuing various strategies, it does not have any current commitments for additional capital or financing to meet the payment demands, if made. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                      /s/ Moss Adams LLP
Santa Rosa, California
January 31, 1997, except for Note 2,
    as to which the date is March 31, 1997

                                                 MENDOCINO BREWING COMPANY, INC.
                                                                  BALANCE SHEETS

--------------------------------------------------------------------------------

DECEMBER 31,                                              1996          1995
--------------------------------------------------------------------------------

                                  ASSETS

CURRENT ASSETS
    Cash and cash equivalents                         $  494,800  $  1,696,100
    Accounts receivable                                  317,400       458,900
    Inventories                                          380,500       256,200
    Prepaid expenses                                      58,600        47,100
    Refundable income taxes                               71,900           -
    Deferred income taxes                                 23,100        15,500
                                                   -------------   -----------

         Total current assets                          1,346,300     2,473,800
                                                   -------------   -----------

PROPERTY AND EQUIPMENT                                 9,270,300     3,954,100
                                                   -------------   -----------

OTHER ASSETS

    Label development costs, net of amortization          17,400        15,100
    Deferred stock offering costs                        202,000        11,400
    Deposits and other assets                            304,100        59,600
    Deferred income taxes                                  4,500           -
                                                   -------------   -----------

                                                         528,000        86,100
                                                   -------------   -----------

         Total assets                              $  11,144,600  $  6,514,000
                                                   -------------   -----------
                                                   -------------   -----------


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                                      BALANCE SHEETS (CONTINUED)

----------------------------------------------------------------------------------------------------

DECEMBER 31,                                                                  1996           1995
----------------------------------------------------------------------------------------------------
                              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Line of credit                                                     $     600,000  $        -
    Accounts payable                                                         567,600       105,700
    Accrued wages and related expense                                        118,200       129,800
    Accrued construction costs                                               744,500     1,182,300
    Accrued liabilities                                                       16,100        22,300
    Accrued profit sharing                                                       -          30,000
    Income taxes payable                                                         -          34,200
    Current maturities of long-term debt                                   2,765,400        10,400
    Current maturities of obligation under capital lease                     151,300           -
                                                                       -------------  ------------
              Total current liabilities                                    4,963,100     1,514,700

LONG-TERM DEBT, less current maturities                                          -         554,900

OBLIGATION UNDER CAPITAL LEASE, less
    current maturities                                                     1,863,000           -

DEFERRED INCOME TAXES                                                         18,100        20,200
                                                                       -------------  ------------
              Total liabilities                                            6,844,200     2,089,800
                                                                       -------------  ------------

STOCKHOLDERS' EQUITY
    Preferred stock, Series A, no par value, with aggregate
         liquidation preference of $227,600; 227,600 shares
         authorized, issued and outstanding                                  227,600       227,600
    Common stock, no par value; 20,000,000 shares authorized,
         2,322,222 shares issued and outstanding                           3,869,600     3,869,600
    Retained earnings                                                        203,200       327,000
                                                                       -------------  ------------

              Total stockholders' equity                                   4,300,400     4,424,200
                                                                       -------------  ------------
              Total liabilities and stockholders' equity               $  11,144,600  $  6,514,000
                                                                       -------------  ------------
                                                                       -------------  ------------


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                                        STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31,                                 1996           1995
--------------------------------------------------------------------------------

SALES
                                                    $  4,004,700  $  3,735,100

LESS EXCISE TAXES                                        165,000       168,600
                                                    ------------    ----------

NET SALES
                                                       3,839,700     3,566,500

COST OF GOODS SOLD                                     1,909,700     1,846,500
                                                    ------------    ----------

GROSS PROFIT                                           1,930,000     1,720,000
                                                    ------------    ----------

OPERATING EXPENSES
    Retail Operating                                     738,200       649,200
    Marketing                                            682,300       277,800
    General and administrative                           681,900       610,300
                                                    ------------    ----------

                                                       2,102,400     1,537,300
                                                    ------------    ----------

INCOME (LOSS) FROM OPERATIONS                          (172,400)       182,700
                                                    ------------    ----------

OTHER INCOME (EXPENSE)
    Interest income                                       11,600       132,800
    Other income (expense)                              (41,200)        14,800
    Interest expense                                        -           (3,700)
                                                    ------------    ----------

                                                        (29,600)       143,900
                                                    ------------    ----------

INCOME (LOSS) BEFORE INCOME TAXES                      (202,000)       326,600

PROVISION FOR (BENEFIT FROM) INCOME TAXES               (78,200)       152,900
                                                    ------------    ----------

NET INCOME (LOSS)                                   $  (123,800)    $  173,700
                                                    ------------    -----------
                                                    ------------    -----------

EARNINGS (LOSS) PER SHARE                           $     (0.05)    $     0.08
                                                    ------------    ----------
                                                    ------------    ----------

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING             2,322,222     2,307,074
                                                    ------------    ----------
                                                    ------------    ----------


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                              STATEMENTS OF STOCKHOLDERS' EQUITY
                                          Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                  SERIES A
                                               PREFERRED STOCK              COMMON STOCK
                                         -----------------------      ------------------------      RETAINED        TOTAL
                                          SHARES         AMOUNT         SHARES       AMOUNT         EARNINGS        EQUITY
                                         --------     ----------      ---------   ------------     ----------   ------------
Balance, December 31, 1994                227,600     $  227,600      2,220,445   $  3,342,400     $  153,300   $  3,723,300

Issuance of common stock                      -              -          101,777        527,200            -          527,200

Net income                                    -              -              -              -          173,700        173,700
                                         --------     ----------      ---------   ------------     ----------   ------------

Balance, December 31, 1995                227,600        227,600      2,322,222      3,869,600        327,000      4,424,200

Net loss                                      -              -              -              -         (123,800)      (123,800)
                                         --------     ----------      ---------   ------------     ----------   ------------

Balance, December 31, 1996                227,600     $  227,600      2,322,222   $  3,869,600     $  203,200   $  4,300,400
                                         --------     ----------      ---------   ------------     ----------   ------------
                                         --------     ----------      ---------   ------------     ----------   ------------




  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                                        STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31,                                    1996          1995
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                                   $  (123,800)   $  173,700
 Adjustments to reconcile net income (loss) to net
   cash provided by operating activities:
     Depreciation and amortization                        51,900        49,300
     Loss (gain) on sale of assets                        (3,600)          500
     Deferred income taxes                               (14,200)       20,600
   Changes in:
     Accounts receivable                                 141,500      (165,000)
     Inventories                                        (124,300)      (54,200)
     Prepaid expenses                                    (11,500)      (33,600)
     Refundable income taxes                             (71,900)          -
     Accounts payable                                    461,900       (39,000)
     Accrued wages and related expense                   (11,600)       45,600
     Accrued liabilities                                  (6,200)        1,700
     Accrued profit sharing                              (30,000)      (15,000)
     Income taxes payable
                                                         (34,200)       21,800
                                                      ----------  ------------

         Net cash provided by operating activities       224,000         6,400
                                                      ----------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchases of property, equipment and leasehold
   improvements                                       (4,817,500)   (2,923,300)
 Other assets                                           (255,600)      (16,400)
 Proceeds from sale of fixed assets                       10,300           500
                                                      ----------  ------------

         Net cash used by investing activities        (5,062,800)   (2,939,200)
                                                      ----------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES
 Net borrowings on line of credit                        600,000           -
 Borrowings on long term debt                          2,502,800           -
 Principal payments on long-term debt                   (302,800)      (11,700)
 Reimbursement from obligation under capital lease     1,523,800           -
 Payments on obligation under capital lease              (57,900)          -
 Accrued construction costs                             (437,800)    1,182,300
 Proceeds from sale of common stock                          -         568,900
 Deferred stock offering costs                          (190,600)      (11,400)
                                                      ----------  ------------

         Net cash provided by financing activities     3,637,500     1,728,100
                                                      ----------  ------------

DECREASE IN CASH AND CASH EQUIVALENTS                 (1,201,300)   (1,204,700)

CASH AND CASH EQUIVALENTS, beginning of year           1,696,100     2,900,800
                                                      ----------  ------------

CASH AND CASH EQUIVALENTS, end of year                $  494,800  $  1,696,100
                                                      ----------  ------------
                                                      ----------  ------------


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                      DECEMBER 31, 1996 AND 1995

--------------------------------------------------------------------------------

NOTE  1 -  DESCRIPTION OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING
           POLICIES

DESCRIPTION OF OPERATIONS - Mendocino Brewing Company, located in Hopland, California, operates a microbrewery producing beer and malt beverages for the specialty beer market, and a brew pub and gift store. The majority of sales are in California.

INVENTORIES - Inventories are stated at the lower-of-average cost or market.


PROPERTY AND EQUIPMENT - Property and equipment are stated at cost and depreciated or amortized using straight-line and accelerated methods over the assets' estimated useful lives. Capitalized interest was $214,900 and $15,200 in 1996 and 1995, respectively. Costs of maintenance and repairs are charged to expense as incurred; significant renewals and betterments are capitalized. Estimated useful lives are as follows:

         Machinery and equipment            5    -    7 years
         Furniture and fixtures             5    -    7 years
         Leasehold improvements             7    -    30 years


AMORTIZATION - Label development costs are amortized on the straight-line method over a one-year period.

DEFERRED STOCK OFFERING COSTS - Deferred stock offering costs consist of legal and other costs incurred as part of the Company's public offering of common stock.

DEPOSITS AND OTHER ASSETS - Deposits and other assets consist primarily of refundable deposits on the planned acquisition of brewing equipment during 1997.

CONCENTRATION OF CREDIT RISKS - Financial instruments that potentially subject the Company to credit risk consist principally of trade receivables and interest-bearing deposits in excess of FDIC limits. The Company's interest-bearing deposits are placed with major financial institutions. Wholesale distributors account for substantially all accounts receivable; therefore, this concentration risk is limited due to the number of distributors and state laws regulating the financial affairs of distributors of alcoholic beverages.

INCOME TAXES - The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting For Income Taxes", which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under FAS 109, the Company is allowed to currently recognize future tax deductions of expenses previously recorded for financial reporting purposes.

CASH EQUIVALENTS - The Company considers all highly liquid investments with a current maturity of three months or less to be cash equivalents.

EARNINGS PER SHARE - Earnings per share were computed by dividing net income by the weighted average number of common shares outstanding. There were no common stock equivalents.

--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                      DECEMBER 31, 1996 AND 1995

--------------------------------------------------------------------------------

NOTE 1 - DESCRIPTION OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Company make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses, and disclosure of contingent assets and liabilities. The amounts estimated could differ from actual results.

ADVERTISING - Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 1996 and 1995, were $93,900 and $42,000, respectively.

FAIR VALUE OF FINANCIAL INSTRUMENTS - The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and cash equivalents: The carrying amount reported in the balance sheet for cash and cash equivalents approximates fair value.

Long-term debt: Based on the borrowing rates currently available to the Company for loans with similar terms and average maturities, the fair value of long-term debt approximates cost.

ACCRUED CONSTRUCTION COSTS - Accrued construction costs consist of expenses incurred for the construction of the new brewery including equipment.

RECLASSIFICATIONS - Certain reclassifications have been made to the 1995 financial statements to conform to the 1996 presentation.


NOTE  2 - GOING CONCERN AND MANAGEMENT'S PLANS

In September 1995, the Company began construction of its new brewery with an expected completion date of mid-1996. The brewery was to be paid by a combination of financing and the proceeds from the Company's initial public stock offering. At the outset of construction, the projected total cost of the project, including land, building, equipment and other costs, was $9,200,000. The project is nearing completion, with the expectation that the Company will begin brewing and selling beer in April 1997. However, due to a change increasing the size and capacity of the brewery, cost overruns, and time delays, the cost rose to an expected total of $11,400,000. The project is being paid for and financed as follows:

-   $3,300,000 proceeds from the initial stock offering
- $2,700,000 construction loan to bank. The bank has provided a commitment letter to convert the debt to permanent financing.
-   $2,100,000 in equipment financing as a capital lease
- $800,000 to an individual for the acquisition of land. The current balance of $262,600 is due in September 1997.
- $600,000 bank line of credit secured by accounts receivable and inventory, maturing April 1997.
-   $900,000 to the general contractor.


--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                      DECEMBER 31, 1996 AND 1995

--------------------------------------------------------------------------------

NOTE  2 - GOING CONCERN AND MANAGEMENT'S PLANS (CONTINUED)

- $550,000 of estimated remaining costs are associated with Phase II of the project and are expected to be deferred until funds are available to pay for this work
- $136,000 from funds collected from the current stock offering through March 31, 1997
- $314,000 balance is due to the general contractor and other vendors with no current source of funding other than future operations

While the Company is pursuing various strategies, as outlined below, it does not have any current commitments for additional capital or financing to meet the payment demands of the obligations due in 1997, if those demands are made.

Management's plans to meet these obligations include the following strategies:

- Sales are expected to increase substantially with the opening of the brewery resulting in positive cash flow from operations
-   Increase efforts to attract investors to its current public stock offering
-   Negotiate extensions of due dates for debt due in 1997
- Actively pursue other sources of equity or debt financing through the identification of a strategic alliance or joint venture partner

If management is unsuccessful in fully realizing its plans, there may be uncertainty about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


NOTE  3 - INVENTORIES

                                                          1996          1995
                                                      ----------    -----------

Raw Materials                                         $  121,800     $  91,400
Work-in-process                                           81,700        89,500
Finished goods                                           139,800        37,200
Merchandise                                               37,200        38,100
                                                      ----------    -----------

                                                      $  380,500    $  256,200
                                                      ----------    -----------
                                                      ----------    -----------



--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                      DECEMBER 31, 1996 AND 1995

--------------------------------------------------------------------------------

NOTE  4 - PROPERTY AND EQUIPMENT

                                                         1996          1995
                                                    ------------   -----------

Construction in progress                            $  5,719,600    $  921,700
Equipment in progress                                  2,573,600     2,031,800
Land                                                     810,900       810,900
Machinery and equipment                                  557,500       537,900
Leasehold improvements                                   129,000       129,000
Furniture and fixtures                                    19,800        19,800
                                                    ------------   -----------

                                                       9,810,400     4,451,100
Less accumulated depreciation and amortization           540,100       497,000
                                                    ------------   -----------

                                                    $  9,270,300  $  3,954,100
                                                    ------------   -----------
                                                    ------------   -----------


NOTE 5 - LINE OF CREDIT

The Company has available a $600,000 line of credit with interest at the bank's index rate plus 1.5%. The bank's commitment under the line of credit matures April 1997. The agreement is secured by accounts receivable and inventory.


NOTE  6 - LONG-TERM DEBT

                                                                            1996           1995
                                                                        ------------   -----------
Note payable (construction loan) to bank, with interest at the banks interest rate plus 2%; maturing June 1997; secured by
    substantially all of the Company's assets                           $  2,202,800   $       -

Note payable to contractor, with interest at 12%; due the later of January 31, 1997 or 30 days after completion of the
    brewery; secured by common stock and a second deed of trust
    on the brewery and subordinated to bank debt                             300,000           -

Note payable to an individual, due in monthly payments of
    $2,380, including interest at 9%; maturing June 1997, with a balloon payment of $260,500; secured by real property and
    subordinated to bank debt                                                262,600       489,100



--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                      DECEMBER 31, 1996 AND 1995

--------------------------------------------------------------------------------

NOTE  6 - LONG-TERM DEBT (CONTINUED)

                                                                         1996           1995
                                                                    -----------     ----------
Note payable to an individual, due in full December 1998, including
    accrued interest at 9%, secured by real property                        -           76,200
                                                                    -----------     ----------
                                                                      2,765,400        565,300
Less current maturities                                               2,765,400         10,400
                                                                    -----------     ----------

                                                                    $       -       $  554,900
                                                                    -----------     ----------
                                                                    -----------     ----------

NOTE  7 - OBLIGATION UNDER CAPITAL LEASE

During the year the Company entered into a capital lease agreement with a financial institution for the assets related to the brewing equipment in progress. The total assets under the capital lease are $2,073,000. The agreement is secured by the new brewery equipment.

Future minimum lease payments for equipment under this capital lease agreement are as follows:

         Year Ending December 31,
         ------------------------

                   1997                                        $  346,600
                   1998                                           378,100
                   1999                                           378,100
                   2000                                           378,100
                   2001                                           378,100
                Thereafter                                      1,280,400
                                                             ------------

                                                                3,139,400
Less amounts representing interest                              1,125,100
                                                             ------------

Present value of minimum lease payments                         2,014,300
Less current maturities                                           151,300
                                                             ------------

                                                             $  1,863,000
                                                             ------------
                                                             ------------


--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                      DECEMBER 31, 1996 AND 1995

--------------------------------------------------------------------------------


NOTE  8 - PROFIT-SHARING PLAN

The Company has a profit-sharing retirement plan under which it may make employer contributions at the discretion of the Board of Directors, although no such contributions are required. Employer contributions vest over a period of six years. The plan covers substantially all full-time employees meeting certain minimum age and service requirements. Contributions were $0 and $30,000 for the years ended December 31, 1996 and 1995, respectively.


NOTE  9 - COMMITMENTS

The Company leases its facilities under a noncancellable operating lease expiring August 2004. The monthly lease payment is $2,068, to be adjusted annually by increases in the Consumer Price Index, as defined in the lease agreement. Additionally, the Company leases certain equipment under a noncancellable operating lease which expires in 1997. Total rent expense was $50,700 and $34,000 for the years ended December 31, 1996 and 1995, respectively. Future minimum lease payments are as follows:

           Year Ending December 31,
           ------------------------

                   1997                             $   26,800
                   1998                                 24,800
                   1999                                 24,800
                   2000                                 24,800
                   2001                                 24,800
                Thereafter                              66,100
                                                    ----------

                                                    $  192,100
                                                    ----------
                                                    ----------


EMPLOYMENT AGREEMENTS - Five key employees have employment agreements that provide, in part, a minimum annual base salary; stock options (see Note 12); and severance benefits that include 18 to 36 months of salary continuance and, if severance occurs within one year of a change in control, as defined, a lump sum benefit of from $250,000 to $500,000.

The aggregate annual base salary for the five key employees is $317,100. The total lump sum benefit the Company is obligated to pay in the event of a defined change in control is $1,750,000.

KEG MANAGEMENT AGREEMENT - In January 1997, the Company entered into a keg management agreement with MicroStar Keg Management LLC. Under this arrangement, MicroStar provides half-barrel kegs for which the Company pays a filling fee. The agreement is effective April 1, 1997, for a five year period. Mendocino Brewing Company has the option to terminate the agreement with 30 days notice. If terminated, the Company is required to purchase a certain number of kegs from MicroStar.



--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                      DECEMBER 31, 1996 AND 1995

--------------------------------------------------------------------------------

NOTE 10 - BREWERY CONSTRUCTION

In late 1995, the Company began construction of it's new brewery in Ukiah, California. At this time, the total cost of the brewery including land, building and equipment is estimated to be $11.4 million. Funding for the brewery is from a combination of proceeds from the stock sale, private party financing for the land, bank financing for the building and a capital lease for the equipment. Test brewing is expected to begin in April.


NOTE 11 - STOCKHOLDERS' EQUITY

COMMON STOCK

Before January 1, 1994, the Company conducted business in the form of a limited partnership. On January 3, 1994, the Company issued 1,722,222 shares of no-par value common stock to the partnership in exchange for the assets of the partnership. The partnership distributed the stock to its partners on January 3, 1994. Also during 1994, the Company began selling, in a public offering, shares of no-par value common stock. As of December 31, 1995, 600,000 shares of stock had been sold at $6 per share for total gross proceeds of $3,600,000. These proceeds were reduced by $286,700 of offering costs. All shares of stock authorized to sell in the first public offering have been issued.

Subsequent to December 31, 1996, the Company began offering an additional 600,000 shares of stock for sale in a second offering.

PREFERRED STOCK

The Company has authorized 2,000,000 shares of preferred stock, of which 227,600 have been designated as Series A. At the time of the incorporation of the partnership, the Company issued 227,600 shares of non-voting, no-par value Series A Preferred Stock in exchange for partnership assets. The partnership distributed the Series A Preferred Stock to it's partners on January 3, 1994. Series A shareholders are entitled to receive cash dividends and/or liquidation proceeds equal in the aggregate to $1.00 per share before any cash dividends are paid on the Common Shares or any other series of Preferred Shares. When the entire Series A dividend/liquidation proceeds have been paid, the Series A Shares shall automatically be canceled and cease to be outstanding.


NOTE 12 - STOCK OPTION PLAN

Under the 1994 Stock Option Plan, the Company may issue options to purchase up to 200,000 shares of the Company's Common Stock. The plan provides for both incentive stock options, as defined in Section 422 of the Internal Revenue Code, and options that do not qualify as incentive stock options. The Plan shall terminate upon the earlier of (a) the tenth anniversary of its adoption by the Board or (b) the date on which all shares are available for issuance under the Plan have been issued.

The exercise price of incentive options must be no less then the fair-market value of such stock at the date the option is granted, while the exercise price of nonstatutory options will be no less than 85% of the fair-market value per share on the date of grant. With respect to options granted to a person possessing more than 10% of the combined voting power of all classes of the Company's stock, the exercise price will be no less than 110% of the fair-market value of such share at the grant date. As of December 31, 1996, no options had been granted, exercised, or canceled under the Plan.


--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                      DECEMBER 31, 1996 AND 1995

--------------------------------------------------------------------------------

NOTE 12 - STOCK OPTION PLAN (CONTINUED)

In January 1997, the Company granted 70,000 options to five key employees ranging in price from $8.38 to $9.21 per share. The options become exercisable at 20% a year and expire between five and ten years. The Company also granted an option to the Company's president to purchase 12,500 shares at $8.80. The option expires in 2002.


NOTE 13 - INCOME TAXES

                                                          1996          1995
                                                      ----------    ----------

Current

    Federal                                           $      -      $  103,700
    State                                                    800        28,600
    Benefit of net operating loss carryback              (64,800)          -
                                                      ----------    ----------

                                                         (64,000)      132,300
                                                      ----------    ----------
Deferred
    Current                                               (7,600)       (3,700)
    Non-current                                           (6,600)       24,300
                                                      ----------    ----------

                                                         (14,200)       20,600
                                                      ----------    ----------

                                                      $  (78,200)   $  152,900
                                                      ----------    ----------
                                                      ----------    ----------

The difference between the actual income tax provision and the tax provision computed by applying the statutory federal income tax rate to earnings before taxes is attributable to the following:

                                                          1996          1995
                                                      ----------    ----------

Income tax provision (benefit) at 34%                 $  (68,700)   $  105,300
State taxes                                                  800        28,100
Adjustment due to lower federal rates                      5,000        (1,100)
Recognition of future tax (deductions)                   (15,300)       20,600
                                                      ----------    ----------

                                                      $  (78,200)   $  152,900
                                                      ----------    ----------
                                                      ----------    ----------


--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                      DECEMBER 31, 1996 AND 1995

--------------------------------------------------------------------------------

NOTE 13 - INCOME TAXES (CONTINUED)

Temporary differences and carryforwards which give rise to deferred tax assets and liabilities are as follows:

                                                          1996          1995
                                                      ----------    ----------

Inventories                                           $    3,200    $    3,000
Accruals                                                  21,700        13,700
Other                                                     (1,800)       (1,200)
                                                      ----------    ----------

Current deferred tax asset                            $   23,100    $   15,500
                                                      ----------    ----------
                                                      ----------    ----------

Depreciation and amortization                         $   (2,900)   $     -
Benefit of net operating loss carryforward                 7,400          -
                                                      ----------    ----------

Non-current deferred tax asset                        $    4,500          -
                                                      ----------    ----------
                                                      ----------    ----------

Depreciation and amortization                         $   25,300    $  21,000
Other                                                     (7,200)        (800)
                                                      ----------    ----------

Non-current deferred tax liability                    $   18,100    $  20,200
                                                      ----------    ----------
                                                      ----------    ----------


At December 31, 1996, the Company has available for carryforward approximately $85,000 of California net operating losses that expire in 2011. The benefit from this loss carryforward has been recorded, resulting in a deferred tax asset. A valuation allowance is not provided since the Company believes it is more likely than not that the loss carryforwards will be utilized.


NOTE 14 - SEGMENT INFORMATION

The Company's business segments are brewing operations and a retail establishment known as the Hopland Brewery. A summary of each segment is as follows:

                                                      YEAR ENDING DECEMBER 31, 1996
                                     --------------------------------------------------------
                                        BREWING        HOPLAND       CORPORATE
                                      OPERATIONS       BREWERY       AND OTHER        TOTAL
                                     ------------    -----------   ------------   ------------
Sales                                $  3,067,300     $  937,400    $     -       $ 4,004,700
Operating profits                         591,100        (81,600)         -           509,500
Identifiable assets                     9,873,600         97,900      1,173,100    11,144,600
Depreciation and amortization              26,200          7,800         17,900        51,900
Capital expenditures                    5,339,800           -            19,500      5,359,300


--------------------------------------------------------------------------------

                                                 MENDOCINO BREWING COMPANY, INC.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                      DECEMBER 31, 1996 AND 1995

--------------------------------------------------------------------------------

NOTE 14 - SEGMENT INFORMATION (CONTINUED)

                                                     YEAR ENDING DECEMBER 31, 1995
                                      ---------------------------------------------------------
                                        BREWING         HOPLAND       CORPORATE
                                      OPERATIONS        BREWERY       AND OTHER      TOTAL
                                     ------------     ----------     ----------  -------------
Sales                                $  2,775,500     $  959,600     $      -    $  3,735,100
Operating profits                         758,400         34,600            -         793,000
Identifiable assets                     4,633,900        109,500      1,770,600     6,514,000
Depreciation and amortization              30,700          8,300         10,300        49,300
Capital expenditures                    3,655,900         25,500          3,900     3,685,300

NOTE 15 - STATEMENT OF CASH FLOWS

Supplemental cash flow information includes the following:

                                          1996          1995
                                       ----------    ----------
Cash paid during the year for:
    Interest                           $  180,400    $   18,900
    Income taxes                       $   60,700    $  113,500


Non-cash investing and financing activities for the year ended December 31, 1996, consisted of a note payable that was refinanced, and acquiring fixed assets of $548,500 through a capital lease.


NOTE 16 - MAJOR CUSTOMERS

Sales to the top five customers totaled $1,788,900 and $1,941,000 for the years ended December 31, 1996 and 1995, respectively representing 58% and 70% of brewing operation sales.



--------------------------------------------------------------------------------

                        MENDOCINO BREWING COMPANY, INC.

                                 BALANCE SHEET

                                 MARCH 31, 1997
                                  (UNAUDITED)

                                          ASSETS
Current Assets
Cash and cash equivalents......................................................  $  290,523
Accounts receivable............................................................     386,825
Inventories....................................................................     261,434
Prepaid expenses...............................................................      20,361
Refundable income taxes........................................................      71,900
Deferred income taxes..........................................................      23,100
                                                                                 ----------
    Total Current Assets:......................................................   1,054,143
                                                                                 ----------
Property and Equipment.........................................................  10,674,128
                                                                                 ----------
Other Assets
Label development costs, net of amortization...................................      11,605
Deferred offering costs........................................................     317,222
Deposits and other assets......................................................     290,100
Deferred income taxes..........................................................       4,500
                                                                                 ----------
    Total Other Assets:........................................................     623,427
                                                                                 ----------
    Total Assets:..............................................................  $12,351,698
                                                                                 ----------
                                                                                 ----------

                           LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Line of credit.................................................................  $  600,000
Accounts payable...............................................................     728,072
Accrued wages and related expense..............................................     126,314
Accrued construction costs.....................................................   1,048,901
Accrued liabilities............................................................      29,795
Notes payable..................................................................   3,326,757
Current maturities of obligation under capital lease...........................     172,739
                                                                                 ----------
    Total Current Liabilities:.................................................   6,032,578
Long term debt--less current maturities........................................   1,988,047
Deferred income taxes..........................................................      18,100
                                                                                 ----------
    Total Liabilities:.........................................................   8,038,725

Stockholders' Equity
Common stock, no par value; 20,000,000 shares authorized; 2,338,218 shares
  issued and outstanding.......................................................   4,005,532
Preferred stock, 2,000,000 shares authorized, 227,600 of which are designated
  Series A, no par value, with aggregate liquidation preference of $227,600;
  227,600 Series A shares issued and outstanding...............................     227,600
Retained earnings..............................................................      79,841
                                                                                 ----------
    Total Stockholders' Equity:................................................   4,312,973
                                                                                 ----------
    Total Liabilities and Stockholders' Equity:................................  $12,351,698
                                                                                 ----------
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements

                        MENDOCINO BREWING COMPANY, INC.

                              STATEMENTS OF INCOME

                                  (UNAUDITED)

                                                                                         THREE MONTHS ENDED MARCH
                                                                                                   31,
                                                                                        --------------------------
                                                                                            1997          1996
                                                                                        ------------  ------------
Sales.................................................................................  $  1,051,487  $    683,945
Less excise taxes.....................................................................        46,914        52,911
                                                                                        ------------  ------------
Net sales.............................................................................     1,004,573       631,034
Cost of goods sold....................................................................       576,240       324,739
                                                                                        ------------  ------------
Gross profit..........................................................................       428,333       306,295
                                                                                        ------------  ------------
Operating expenses
  Retail operating....................................................................       165,844       180,203
  Marketing and distribution..........................................................       203,235        92,990
  General and administrative..........................................................       188,940       156,338
                                                                                        ------------  ------------
                                                                                             558,019       429,531
                                                                                        ------------  ------------
Loss from operations..................................................................      (129,686)     (123,236)

Other income (expense)
  Interest income.....................................................................         2,146        10,550
  Other income (expense)..............................................................         5,260           669
  Interest expense....................................................................          (150)
                                                                                        ------------  ------------
                                                                                               7,256        11,219
                                                                                        ------------  ------------
Loss before income taxes..............................................................      (122,430)     (112,017)
Provision for income taxes............................................................           800           800
                                                                                        ------------  ------------
Net Loss..............................................................................  $   (123,230) $   (112,817)
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Loss per share........................................................................  $      (0.05) $      (0.05)
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Weighted average common shares outstanding............................................     2,329,783     2,322,222
                                                                                        ------------  ------------
                                                                                        ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                        MENDOCINO BREWING COMPANY, INC.

                            STATEMENTS OF CASH FLOWS

                                  (UNAUDITED)

                                                                                      THREE MONTHS ENDED MARCH 31,
                                                                                      ----------------------------
                                                                                          1997           1996
                                                                                      -------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss..........................................................................  $    (123,230) $    (112,817)
  Adjustments to reconcile net loss to net cash provided (used) by operating activities:
    Depreciation and amortization...................................................         15,395         11,250
  Changes in:
    Accounts receivable.............................................................          9,353        208,803
    Inventories.....................................................................        119,068       (192,455)
    Prepaid expenses and taxes......................................................        (26,621)        (5,247)
    Accounts payable................................................................        160,514         32,450
    Accrued wages and related expense...............................................          8,046        (31,496)
    Accrued liabilities.............................................................         13,692          2,318
    Income taxes payable............................................................       --              (34,200)
                                                                                      -------------  -------------
  Net cash provided (used) by operating activities:.................................        176,217       (121,394)
                                                                                      -------------  -------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property, equipment, and leasehold improvements......................     (1,413,459)    (1,254,225)
  Deposits and other assets.........................................................       --              (23,736)
                                                                                      -------------  -------------
  Net cash used by investing activities:                                                 (1,413,459)    (1,277,961)
                                                                                      -------------  -------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net proceeds from short-term borrowing............................................        561,393        400,000
  Principal payments on long-term debt..............................................       --               (2,316)
  Proceeds from obligation under capital lease......................................        182,671       --
  Payments on obligation under long-term lease......................................        (36,158)      --
  Accrued construction costs........................................................        304,432       (117,961)
  Proceeds from sale of common stock................................................        135,963       --
  Deferred stock offering costs.....................................................       (115,264)      --
                                                                                      -------------  -------------
  Net cash provided by financing activities:........................................      1,033,037        226,656
                                                                                      -------------  -------------
DECREASE IN CASH AND CASH EQUIVALENTS...............................................       (204,205)    (1,172,699)

CASH AND CASH EQUIVALENTS, beginning of period......................................        494,728      1,696,109
                                                                                      -------------  -------------
CASH AND CASH EQUIVALENTS, end of period............................................  $     290,523  $     523,410
                                                                                      -------------  -------------
                                                                                      -------------  -------------
Supplemental cash flow information includes the following:
  Cash paid during the period for
    Interest........................................................................  $     133,254  $      10,988
    Income taxes....................................................................  $    --        $      52,500
                                                                                      -------------  -------------
                                                                                      -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                        MENDOCINO BREWING COMPANY, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. BASIS OF PRESENTATION

    The financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations. It is believed, however, that the disclosures are adequate to make the information presented not misleading.

    The financial statements, in the opinion of management, reflect all adjustments necessary to fairly state the financial position and the results of operations. These results are not necessarily to be considered indicative of the results for the entire year.

2. GOING CONCERN AND MANAGEMENT'S PLANS

    In September 1995, the Company began construction of its new brewery with an expected completion date of mid-1996. The brewery was to be paid by a combination of financing and the proceeds from the Company's initial public stock offering. At the outset of construction, the projected total cost of the project, including land, building, equipment and other costs, was $9,200,000. The project is nearing completion, and the Company began brewing and selling beer in May 1997. However, due to a change increasing the size and capacity of the brewery, cost overruns, and time delays, the cost rose to an expected total of $12,000,000. The project is being paid for and financed as follows:

    - $3,300,000 proceeds from the initial stock offering

    - $2,700,000 construction loan to bank. The bank has provided a commitment letter to convert the debt to permanent financing.

    - $1,800,000 in equipment financing as a capital lease

    - $800,000 to an individual for the acquisition of land. The current balance of $261,000 is due in June 1997.

    - $600,000 bank line of credit secured by accounts receivable and inventory, maturing in August 1997.

    - $900,000 to the general contractor, due 30 days after completion of the project

    - $1,639,000 of estimated remaining costs are expected to be provided as a result of the Company's proposed alliance with The UB Group of Bangalore, India

    On May 2, 1997, the Company signed a letter of intent with The UB Group of Bangalore, India for an alliance and possible merger, at which time the UB Group paid the Company a $250,000 refundable deposit secured by shares of Company stock pledged by the Company's Chief Executive Officer and Chief Financial Officer. If the Company fails to consummate an alliance with The UB Group, there may be uncertainty about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                        MENDOCINO BREWING COMPANY, INC.

                                  (UNAUDITED)
3. SHORT-TERM BORROWING

    The Company has a $600,000 term line of credit from a bank with variable interest at the bank's index rate plus 1.5%, maturing August 31, 1997. The note is secured by receivables and inventory. The seller of the Company's Ukiah land has a note, secured by a third priority deed of trust on the land, with a remaining principal balance as of March 31, 1997 of approximately $261,000 at 9% annual interest payable in monthly installments of principal and interest of $2,380 with the balance due at maturity on June 27, 1997.

4. RENEGOTIATION OF LONG-TERM DEBT

    In June 1997 the Company renegotiated its capital lease to retroactively reduce the amount of the lease commitment from approximately $2.1 million to $1.8 million. The excess of lease payments previously paid over the recalculated lease payments has been credited against future payments.

5. DIRECT PUBLIC OFFERING

    On November 6, 1996, the Company filed a registration statement with the Securities and Exchange Commission to sell 600,000 shares of its no par value common stock at a proposed offering price of $8.50 per share. As of March 31, 1997, the Company had received and accepted subscriptions for 15,996 shares ($135,966). The Company suspended the offering in May 1997 in light of the letter of intent with The UB Group as discussed at Note 2 above.

                                                                       ANNEX A

                         [INVESTMENT AGREEMENT]

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          INVESTMENT AGREEMENT

                          DATED JANUARY 30, 1997

                              BY AND AMONG

                      NOR'WESTER BREWING COMPANY, INC.
                     NORTH COUNTRY JOINT VENTURE, LLC
             WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA
                        AND VARIOUS SUBSIDIARIES
                             JAMES W. BERNAU

                                  AND

                     UNITED BREWERIES OF AMERICA, INC.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              TABLE OF CONTENTS
                                                                          Page
                                                                         ------


I. DEFINITIONS................................................................1

II.   THE PURCHASE AND TRANSFER OF EQUITY SECURITIES..........................9
      2.1   Purchase and Transfer of Equity Securities.......................10
      2.2   Closing..........................................................10
      2.3   Legends..........................................................11
      2.4   Additional Agreements............................................11

III.  REPRESENTATIONS AND WARRANTIES OF THE CONSTITUENT
      CORPORATIONS AND BERNAU................................................11
      3.1   Authorized and Outstanding Shares of Capital Stock...............11
      3.2   Authorization and Issuance of Equity Securities..................12
      3.3   Securities Laws..................................................13
      3.4   Corporate Existence; Compliance with Law.........................13
      3.5   Subsidiaries.....................................................13
      3.6   Corporate Power; Authorization; Enforceable Obligations..........13
      3.7   Financial Statements.............................................14
      3.8   Projections......................................................15
      3.9   Ownership of Property............................................16
      3.10  Material Contracts...............................................17
      3.11  Environmental Protection.........................................17
      3.12  Labor Matters....................................................18
      3.13  Other Ventures...................................................18
      3.14  Taxes............................................................19
      3.15  No Litigation....................................................19
      3.16  Brokers..........................................................20
      3.17  Employment and Labor Agreements..................................20
      3.18  Patents, Trademarks, Copyrights and Licenses.....................20
      3.19  Full Disclosure..................................................20
      3.20  No Material Adverse Effect.......................................21
      3.21  ERISA............................................................23
      3.22  Registration Rights..............................................24
      3.23  Liquor Consents and Permits......................................25
      3.24  SEC Documents....................................................25
      3.25  Major Customers and Suppliers....................................25
      3.26  Acquisitions; Capital Expenditures...............................25
      3.27  Related Party Transactions.......................................26
      3.28  Title of Transfer Shares.........................................26
      3.29  Manipulation.....................................................26
      3.30  Consent..........................................................26
      3.31  No Conflict......................................................26

IV.   PURCHASER'S REPRESENTATIONS AND WARRANTIES.............................27
      4.1   Corporate Existence..............................................27
      4.2   Investment Intention.............................................27
      4.3   Investment Experience............................................27
      4.4   Access to Information............................................27

                                                                          Page
                                                                         ------

      4.5   Corporate Power; Authorization; Enforceable Obligations..........27

V. PRE-CLOSING COVENANTS.....................................................28
      5.1   Operation of Business............................................28
      5.2   Agreements.......................................................30
      5.3   Notification.....................................................30
      5.4   No Inconsistent Action...........................................31
      5.5   No Solicitation..................................................31
      5.6   Financial Statements.............................................31
      5.7   Access to Information Concerning Properties and Records..........31
      5.8   Consents, Filings and Satisfaction of Conditions.................32
      5.9   Consolidation; Stockholder Meeting; Proxy
            Materials; Registration Statement................................32
      5.10  Related Party Transactions.......................................33
      5.11  Restriction on Transfer Shares...................................33
      5.12  Restriction on Borrowings by Bernau..............................34

VI.  CONDITIONS PRECEDENT....................................................34
      6.1   Conditions of Purchaser with respect to the Closing..............34
      6.2   Conditions of UCB with respect to the Closing....................37

VII. ADDITIONAL COVENANTS....................................................39
      7.1   Bridge Loans; Interim Financing..................................39
      7.2   Right of First Offer.............................................40
      7.3   Percentage Ownership.............................................41
      7.4   No Securities Senior to Common Stock.............................41
      7.5   Permitted Acquisitions or Investments............................41
      7.6   Sales of Assets..................................................41
      7.7   Books and Records................................................42
      7.8   Financial and Other Information..................................42
      7.9   Communication with Accountants...................................43
      7.10  Tax Compliance...................................................43
      7.11  Insurance........................................................44
      7.12  Agreements.......................................................44
      7.13  Employee Loans...................................................44
      7.14  Capital Structure................................................44
      7.15  Transactions with Affiliates.....................................45
      7.16  Guaranteed Indebtedness..........................................45
      7.17  Restricted Payments..............................................45
      7.18  Employee Plans...................................................46
      7.19  Environmental Matters............................................47
      7.20  Maintenance of Existence and Conduct of Business.................47
      7.21  Mergers..........................................................47
      7.22  Liquidation......................................................48
      7.23  Hostile Acquisition..............................................48
      7.24  Access to Books and Records......................................48
      7.25  Auditors.........................................................48
      7.26  Employees........................................................48
      7.27  Release of Bernau's Guarantees...................................48

                                                                          Page
                                                                         ------

      7.28  Business Opportunities...........................................49
      7.29  Termination of Certain Covenants.................................49

VIII. TERMINATION............................................................49
      8.1   Termination......................................................49

IX.   INDEMNIFICATION........................................................50
      9.1   Indemnification..................................................50

X. MISCELLANEOUS.............................................................52
      10.1  Notices..........................................................52
      10.2  Binding Effect; Benefits.........................................55
      10.3  Amendment........................................................55
      10.4  Parties in Interest; Assignment..................................56
      10.5  Remedies.........................................................56
      10.6  Applicable Law...................................................56
      10.7  Section and Other Headings.......................................57
      10.8  Severability.....................................................57
      10.9  Counterparts.....................................................57
      10.10 Nondisclosure of Confidential Information........................57
      10.11 Publicity........................................................57
      10.12 Entire Agreement.................................................58
      10.13 Fees and Expenses................................................58
      10.14 Exhibits and Schedules...........................................58
      10.15 Construction.....................................................58

                                  SCHEDULES

Schedule
--------

1.0         -  List of WVI Subsidiaries
3.1(a)(1)   -  Capitalization of Nor'Wester
3.1(a)(2)   -  Pro Forma Capitalization of Nor'Wester after Consolidation
3.1(b)(1)   -  Capitalization of WVI and WVI Subsidiaries
3.1(b)(2)   -  Pro Forma Capitalization of WVI and WVI Subsidiaries after
               Consolidation
3.1(c)      -  List of 5% Stockholders of Constituent Corporations - actual and pro forma basis
3.1(d)      -  Consolidation Exchange Ratios
3.5         -  Subsidiaries of Constituent Corporations
3.6         -  Constituent Corporations' Governmental Filings
3.7         -  Financial Statements of Constituent Corporations
3.7(c)      -  Off-Balance Sheet Liabilities
3.8         -  Constituent Corporations' Projections
3.9(a)      -  Constituent Corporations' Real Property
3.9(b)      -  Constituent Corporations' Leases
3.9(e)      -  Constituent Corporations' Consents Required
3.10        -  Constituent Corporations' Material Contracts
3.11(c)     -  Constituent Corporations' Environmental Protection
3.12        -  Constituent Corporations' Labor Disputes
3.13        -  Constituent Corporations' Joint Ventures
3.14        -  Constituent Corporations' Taxes
3.15        -  Constituent Corporations' Litigation
3.16        -  Constituent Corporations' Broker's Fees
3.17        -  Constituent Corporations' Management Contracts
3.18        -  Constituent Corporations' Intellectual Property
3.19        -  Constituent Corporations' Full Disclosure
3.20        -  Constituent Corporations' Absence of Changes or Events
3.21        -  Constituent Corporations' Benefit Plans
3.22        -  Constituent Corporations' Registration Rights
3.23        -  Constituent Corporations' Governmental Approvals
3.25        -  Constituent Corporations' Major Customers and Suppliers
3.26        -  Constituent Corporations' Acquisitions and Capital Expenditures
3.28        -  Bernau's Pledges of Shares
3.30        -  Consents required for transfer of Bernau's Shares
3.31        -  Conflicts with Transfer of Bernau's Shares
4.5         -  Purchaser's Governmental Filings
5.1(b)      -  Options to be Granted by Constituent Corporations
6.1(l)(i)   -  Terms of Bernau's Employment Agreement
6.1(n)      -  Projections regarding Gross Sales and Net Income
7.27        -  Bernau Guarantees

                                  EXHIBITS

Exhibit
-------

2.4(a)      -  Stockholder's Agreement
2.4(b)      -  Guaranty
5.9(a)(i)   -  Form of Certificate of Incorporation for United Craft Brewers,
               Inc.
5.9(a)(ii)  -  Form of Bylaws for United Craft Brewers, Inc.
6.1(a)      -  Form of opinion of counsel for Bernau and Constituent
               Corporations
6.2(h)      -  Form of opinion of Orrick, Herrington & Sutcliffe LLP

                             INVESTMENT AGREEMENT

     INVESTMENT AGREEMENT (the "Agreement"), dated as of January 30, 1997 by and among Nor'Wester Brewing Company, Inc. ("Nor'Wester"), North Country Joint Venture, LLC ("North Country"), Willamette Valley, Inc. Microbreweries Across America ("WVI") and each of the entities identified in Schedule 1.0 hereto (collectively, the "WVI Subsidiaries"), James W. Bernau ("Bernau") and United Breweries of America, Inc. (the "Purchaser").

                              W I T N E S S E T H:

     WHEREAS, Nor'Wester, North Country, WVI and the WVI Subsidiaries desire to consolidate so that each of such companies become a wholly owned subsidiary of United Craft Brewers, Inc. ("UCB") and the shareholders of each of such companies become shareholders in UCB (referred to herein as the "Consolidation").

     WHEREAS, Nor'Wester desires, upon the terms and conditions hereinafter provided, to form UCB for purposes of the Consolidation and cause UCB to issue and sell to the Purchaser shares of its equity securities;

     WHEREAS, Purchaser desires, upon the terms and conditions hereinafter provided, to purchase from UCB shares of its equity securities; and

     WHEREAS, Bernau, on his own behalf and on behalf of UCB, desires to transfer certain of the shares in UCB he will receive in the Consolidation to Purchaser in order to, among other things, induce the investment by the Purchaser contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained and intending to be legally bound hereby, it is agreed as follows:

I.      DEFINITIONS

     "Affiliate" shall mean, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 5% or more of the Stock having ordinary voting power in the election of directors of such Person or (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliated" shall have meanings correlative to the foregoing.

     "Ancillary Agreements" shall mean Bernau's Employment Agreement, the Production Agreement, the Registration Rights Agreement, the Security Agreement, the Stockholder's Agreement, the Services Agreement and any other document or instrument delivered at the Closing in connection therewith.

     "Bernau's Employment Agreement" shall have the meaning set forth in
Section 6.1(l)(i).

     "Bridge Loans" shall have the meaning set forth in Section 7.1.

     "Bridge Loan Shares" shall have the meaning set forth in Section 2.1.

     "Business Day" shall mean a day of the year on which banks are not required or authorized to close in New York City.

     "Capital Expenditures" shall mean all payments for any fixed assets or improvements, or for replacements, substitutions or additions thereto, that have a useful life of more than one year and which are required to be capitalized under GAAP.

     "Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed, by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as a capital lease in a note to such balance sheet, other than, in the case of UCB or a Subsidiary of UCB, any such lease under which UCB or such Subsidiary is the lessor.

     "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

     "Charges" shall mean all federal, state, county, city, municipal, local, foreign or other governmental (including, without limitation, PBGC) taxes at the time due and payable, levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) each of the Constituent Corporations' employees, payroll, income or gross receipts, (ii) each of the Constituent Corporations' ownership or use of any of its assets, or (iii) any other aspect of each of the Constituent Corporations' business.

     "Closing" shall have the meaning set forth in Section 2.2.

     "Closing Date" shall have the meaning set forth in Section 2.2.

     "Common Stock" shall initially mean the common stock, $0.001 par value per share, of UCB and shall thereafter mean any shares of any class or classes of capital stock resulting from any reclassification or reclassifications thereof or otherwise issued, which have no preference in respect of dividends or of amounts payable in the event of voluntary or involuntary liquidation, dissolution or winding up of UCB and which are not subject to redemption by UCB.

     "Confidential Information" shall have the meaning set forth in Section
10.10.

     "Consolidation" shall mean the transactions whereby each of the Constituent Corporations becomes a wholly-owned subsidiary of UCB, all as more fully described in Section 5.9 hereof.

     "Constituent Corporations" shall mean Nor'Wester, North Country, WVI, the WVI Subsidiaries and, when formed, UCB collectively and Nor'Wester, North Country, WVI, the WVI Subsidiaries and, when formed, UCB are each individually referred to herein as a "Constituent Corporation".

     "Diluted Basis" shall mean that, for purposes of calculating ownership of the Common Stock, all outstanding options, warrants or other rights to acquire Common Stock or securities convertible or exchangeable into Common Stock shall be valued using the "treasury stock method" as promulgated by the SEC. Notwithstanding the foregoing, options to purchase Common Stock to be granted to Bernau pursuant to the terms of the Bernau Employment Agreement shall not be considered outstanding for purposes of calculating ownership of the Common Stock.

     "Environmental Laws" shall mean all federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree or judgment, relative to the applicable property, relating to the regulation and protection of human health, safety, the environment and natural resources (including, without limitation, ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 ET SEQ.) ("CERCLA"); the Hazardous Material Transportation Act, as amended (49 U.S.C.
Section 1801 ET SEQ.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. Section 136 ET SEQ.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 ET SEQ.) ("RCRA"); the Toxic Substance Control Act, as amended (15 U.S.C. Section 2601 ET SEQ.); the Clean Air Act, as amended

(42 U.S.C. Section 649 ET SEQ.); the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251 ET SEQ.); the Occupational Safety and Health Act, as amended (29 U.S.C. Section 651 ET SEQ.) ("OSHA"); and the Safe Drinking Water Act, as amended (42 U.S.C. Section 3001 ET SEQ.), and all analogous state and local counterparts or equivalents and any transfer of ownership, notification or approval statutes.

     "Environmental Liabilities and Costs" shall mean all liabilities, obligations, responsibilities, remedial actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any person or entity, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including, without limitation, any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law or in connection with any other environmental matter or release or disposal of any Hazardous Substance or the presence of a hazardous substance or threatened release or disposal of any Hazardous Substance.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time and any regulations promulgated thereunder.

     "ERISA Affiliate" shall mean, with respect to the Constituent Corporations, any trade or business (whether or not incorporated) under common control with any Constituent Corporation and which, together with any Constituent Corporation, are treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the IRC.

     "Existing Advance" shall have the meaning set forth in Section 7.1.

     "Financials" shall mean the financial statements referred to in Section
3.7 hereof.

     "Fiscal Year" shall mean the calendar year. Subsequent changes of the fiscal year of any of the Constituent Corporations shall not change the term "Fiscal Year," unless the Purchaser shall consent in writing to such changes.

     "Fully Diluted Basis" shall mean that, for purposes of calculating ownership of the Common Stock, all outstanding options, warrants or other rights to acquire Common Stock or securities convertible or exchangeable into Common Stock shall be assumed to be exercised, converted and exchanged into the shares of Common Stock into which they, pursuant to their terms, may then or thereafter upon the passage of time be exercised, converted or exchanged. Notwithstanding the foregoing, options to purchase Common Stock to be granted to Bernau pursuant to the terms of the Bernau Employment Agreement shall not be considered outstanding for purposes of calculating ownership of the Common Stock.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

     "Group" shall mean any Group as defined by Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act.

     "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

     "Guaranty" shall have the meaning set forth in Section 2.4(b).

     "Hazardous Material" shall mean any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any such material classified or regulated as "hazardous" or "toxic" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1966, 42 U.S.C. Sections 8591 ET SEQ., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Sections 6901 ET SEQ., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. Sections 1251 ET SEQ., Clean Air Act of 1966, as amended, 42 U.S.C. Sections 6491 ET SEQ., Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 ET SEQ., or Hazardous Materials Transportation Act, 49 U.S.C. App. Sections 1801 ET SEQ.

     "Indebtedness" of any Person shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business), (ii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all Capital Lease Obligations,
(v) all Guaranteed Indebtedness, (vi) all Indebtedness referred to in clause
(i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness and
(vii) all liabilities under Title IV of ERISA.

     "Initial Loan" shall have the meaning set forth in Section 7.1.

     "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

     "IRS" shall mean the Internal Revenue Service, or any successor thereto.

     "Kingfisher Brands" shall mean the Kingfisher, Sun Lager and Taj Mahal beer brands.

     "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Material Adverse Effect" shall mean a material adverse effect on the business, assets, operations, prospects or financial or other condition of the Constituent Corporations taken as a whole.

     "Material Contracts" shall mean (i) all of each Constituent Corporation's contracts, agreements, leases or other instruments to which each Constituent Corporation is a party or by which each Constituent Corporation or its properties are bound, which involves payments by or to such Constituent Corporation of more than $25,000 or which extends for a term of more than a year from the date hereof, (ii) all of each Constituent Corporation's loan agreements, bank lines of credit agreements, indentures, mortgages, deeds of trust, pledge and security agreements, factoring agreements, conditional sales contracts, letters of credit or other debt instruments, (iii) all operating or capital leases for equipment to which each Constituent Corporation is a party which involves payments by or to such Constituent Corporation of more than $25,000, (iv) all noncompetition and similar agreements to which each Constituent Corporation is a party, (v) all guarantees by each Constituent Corporation, (vi) all contracts and agreements between each Constituent Corporation and the wholesalers of its respective products and (vii) all other contracts, oral or written, that each Constituent Corporation considers to be material to the business, assets, operations, prospects or financial or other condition of such Constituent Corporation taken as a whole.

    "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA, and to which any Constituent Corporation or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

     "Nor'Wester" shall mean Nor'Wester Brewing Company, Inc. an Oregon corporation.

     "North Country" shall mean North Country Joint Venture, LLC, a limited liability corporation organized under the laws of the state of Oregon.

     "Notice" shall have the meaning set forth in Section 7.2(b)(i).

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

     "Pension Plan" shall mean an employee pension benefit plan, as defined in Section (3)(2) of ERISA (other than a Multiemployer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, and which any Constituent Corporation, or, if a Title IV Plan, any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Plan" shall mean, with respect to any Constituent Corporation or any ERISA Affiliate, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which any such

Constituent Corporation maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "Production Agreement" shall have the meaning set forth in Section 6.1(l)(ii).

     "Projections" shall mean the projections referred to in Section 3.8 hereof.

     "Purchase Shares" shall have the meaning set forth in Section 2.1 hereof.

     "Qualified Plan" shall mean an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under Section 401(a) of the IRC, and which any Constituent Corporation or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "Registration Rights Agreement" shall have the meaning set forth in
Section 6.1(l)(iii).

     "Representatives" shall have the meaning set forth in Section 10.10.

     "Restricted Payment" shall mean (i) the declaration or payment of any dividend or the occurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of UCB's Stock or
(ii) any payment on account of the purchase, redemption or other retirement of UCB's Stock or any other payment or distribution made in respect of any Stock of UCB, either directly or indirectly.

     "Retiree Welfare Plan" shall refer to any Welfare Plan providing for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

     "SEC" shall mean the Securities and Exchange Commission.

     "SEC Documents" shall have the meaning set forth in Section 3.24.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Security Agreement" shall have the meaning set forth in Section
6.1(l)(iv).

     "Services Agreement" shall have the meaning set forth in Section
6.1(l)(v).

     "Stockholder's Agreement" shall have the meaning set forth in Section
2.4(a).

     "Stock" shall mean all shares, options, warrants, general or limited partnership interests, rights, participations or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act).

     "Subsidiary" shall mean, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, and (b) any partnership or other entity in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

     "Title IV Plan" shall mean a Pension Plan, other than a Multiemployer Plan, which is covered by Title IV of ERISA.

     "Transactions" shall have the meaning set forth in Section 3.6.

     "Transfer Shares" shall have the meaning set forth in Section 2.1.

     "UCB" shall mean United Craft Brewers, Inc., a Delaware corporation formed for the purpose of being the holding company resulting from the Consolidation whose Subsidiaries consist of the Constituent Corporations.

     "Withdrawal Liability" shall mean, at any time, the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA with respect to all Multiemployer Plans.

     "WVI Subsidiaries" shall mean each of the entities identified in
Schedule 1.0 hereto.

II.  THE PURCHASE AND TRANSFER OF EQUITY SECURITIES

     2.1 PURCHASE AND TRANSFER OF EQUITY SECURITIES. Subject to the terms and conditions set forth in this Agreement, (i) the Purchaser agrees to subscribe for and purchase from UCB, and Nor'Wester agrees to cause UCB to issue and sell to the Purchaser, 2,237,681 shares of Common Stock, equal to 17.19% of UCB's outstanding Common Stock on a Diluted Basis after giving effect to the Consolidation, for $5,882,653 (the "Purchase Shares") and 2,497,184 shares of Common Stock, equal to 19.18% of UCB's outstanding Common Stock on a Diluted Basis after giving effect to the Consolidation, upon the automatic conversion of the Bridge Loans (the "Bridge Loan Shares"), and (ii) Bernau agrees to transfer to Purchaser 1,124,195 shares of Common Stock, equal to 8.63% of UCB's outstanding Common Stock on a Diluted Basis after giving effect to the Consolidation (the "Transfer Shares") in consideration for (a) forestalling any potential lawsuits from current shareholders of the Constituent Corporations and thus supporting the financial viability of UCB on an ongoing basis, (b) inducing the investment by the Purchaser contemplated by this Agreement, thus protecting Bernau's investment in the Constituent Corporations, and (c) protecting Bernau's goodwill and general business reputation, all as more fully described in Section 2.2 hereof.
After giving effect to the Consolidation, the Purchase Shares, the Bridge Loan Shares and the Transfer Shares shall collectively total 45% of the outstanding Common Stock of UCB on a Diluted Basis.

     2.2 CLOSING. The closing of the purchase and sale and transfer of the Common Stock described in Section 2.1 (the "Closing") shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, Old Federal Reserve Bank Building, 400 Sansome Street, San Francisco, California 94111, commencing at 9:30 a.m. local time on a date within five Business Days following the last special meeting of shareholders of the Constituent Corporations at which approval by the shareholders of the Constituent Corporations of this Agreement, the Consolidation and the transactions contemplated hereby and thereby is duly obtained or as soon thereafter is practicable or such other date as Nor'Wester and the Purchaser may mutually determine (the "Closing Date").

     On the Closing Date, (i) Bernau shall deliver to the Purchaser certificates representing the Transfer Shares to be transferred to the Purchaser registered in the Purchaser's name (subject to the requirements of Section 10.4) and in such denominations as the Purchaser requests and (ii) Nor'Wester shall cause UCB to deliver to the Purchaser certificates representing the Purchase Shares and the Bridge Loan Shares, registered in the Purchaser's name (subject to the requirements of Section 10.4) and in such denominations as the Purchaser requests against delivery by the Purchaser of the purchase price therefor consisting of (a) a certified or bank check in the name of UCB in the amount of $5,882,653 and (b) the automatic conversion of $2.75 million of indebtedness pursuant to the Bridge Loans.

     2.3 LEGENDS. Each certificate representing the shares acquired by the Purchaser at the Closing shall bear a legend substantially in the following form:

           "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
           ACT OF 1933 ("THE ACT"). THESE SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THE COMPANY'S TRANSFER AGENT RECEIVES EVIDENCE SATISFACTORY TO IT THAT SUCH SALE, PLEDGE OR TRANSFER COMPLIES WITH THE REQUIREMENTS OF EACH SUBSECTION OF RULE 144 UNDER THE ACT, OTHER THAN SUBSECTION (D) OF SUCH RULE."

The legend described in this Section 2.3 shall be removed promptly, and UCB shall issue to the Purchaser a new certificate for any of the shares acquired by the Purchaser at the Closing (or pursuant to Section 7.2), that have been sold in a sale registered under the Securities Act and with respect to which a prospectus meeting the requirements of Section 10 of the Securities Act is available or with respect to which Purchaser has provided to UCB an opinion of counsel, satisfactory in the reasonable judgment of UCB, that the public sale, transfer or assignment thereof may be made without registration under the Securities Act.

     2.4 ADDITIONAL AGREEMENTS. On the date hereof, (a) Bernau simultaneously herewith delivers to the Purchaser the Stockholder's Agreement between Bernau and the Purchaser dated the date of this Agreement and duly executed by Bernau, a copy of which is attached hereto as Exhibit 2.4(a) (the Stockholder's Agreement); and (b) Purchaser simultaneously herewith delivers to Nor'Wester a Guaranty from UB International Ltd. to each of the Constituent Corporations dated the date of this Agreement and duly executed by UB International Ltd., a copy of which is attached hereto as Exhibit 2.4(b) (the "Guaranty").

III. REPRESENTATIONS AND WARRANTIES OF THE CONSTITUENT CORPORATIONS AND
     BERNAU.

     With regard to Sections 3.1 through 3.27, each Constituent Corporation and Bernau, jointly and severally, make, and with regard to Sections 3.28 through 3.31, Bernau only makes, the following representations and warranties to the Purchaser, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

     3.1 AUTHORIZED AND OUTSTANDING SHARES OF CAPITAL STOCK. The authorized capital stock of Nor'Wester consists of 10,000,000 shares of Common Stock, no par value per share, and 15,000,000 shares of Preferred Stock, no par value per share. Schedules 3.1(a)(1) and (2) set forth the number of shares of

Common Stock and Preferred Stock of Nor'Wester authorized and outstanding and subject to options, respectively, as of the date hereof. Schedules 3.1(b)(1) and (2) set forth the number of shares of Common Stock and Preferred Stock of WVI, North Country and each of the WVI Subsidiaries that is authorized and outstanding and subject to options, respectively, as of the date hereof. All of the issued and outstanding shares are, and as of the Closing Date will be, validly issued, fully paid and non-assessable. A list of all of the holders who beneficially own in excess of five percent (5%) of the outstanding shares of Common Stock and Preferred Stock of each of the Constituent Corporations, indicating the number of shares of Common Stock and Preferred Stock, respectively, owned by each such holder on the date hereof and to be owned by each such holder after the Consolidation, is set forth on Schedule 3.1(c).
Schedule 3.1(d) sets forth the ratio at which existing shares and options of each Constituent Corporation will be converted into shares of UCB in connection with the Consolidation and sets forth the number of shares of Common Stock of UCB to be outstanding and the percentage ownership on a Diluted Basis of the stockholders thereof. Except as set forth on Schedules 3.1(a)(2) and 3.1(b)(2), (i) there is no existing option, warrant, call, commitment or other agreement to which any Constituent Corporation is a party requiring, and there are no convertible securities of any Constituent Corporation outstanding which upon conversion would require, the issuance of any additional share of Stock of any Constituent Corporation or other securities convertible into shares of equity securities of any Constituent Corporation, and (ii) there are no agreements to which any Constituent Corporation is a party or, to the best knowledge of any Constituent Corporation, to which such Constituent Corporation is not a party, in each case, among, between or with any of the stockholders of any Constituent Corporation with respect to the voting or transfer of the Stock of the Constituent Corporations or with respect to any other aspect of any Constituent Corporation's affairs. Schedules 3.1(a)(2) and 3.1(b)(2) set forth complete, correct and accurate statements of the option terms, exercise price and identity of the optionee with respect to each outstanding stock option or other stock incentive of each of the Constituent Corporations. There are no stockholders' preemptive rights or rights of first refusal or other similar rights with respect to the issuance of Stock by any Constituent Corporation, other than pursuant to this Agreement.

     3.2 AUTHORIZATION AND ISSUANCE OF EQUITY SECURITIES. Nor'Wester and Bernau shall take all necessary corporate action to cause, and shall cause, UCB to take all necessary corporate action to duly authorize the issuance of the Common Stock hereunder. Upon delivery to the Purchaser of certificates therefor against payment in accordance with the terms hereof, the Common Stock to be issued to the Purchaser hereunder will be validly issued and fully paid and nonassessable, free and clear of all Liens and preemptive rights. The Purchase Shares and the Bridge Loan Shares to be issued to the Purchaser by UCB, together with the Transfer Shares to be transferred to the Purchaser by Bernau, on the Closing will collectively represent 45.00000% of the outstanding shares of Common Stock of UCB on a Diluted Basis after giving effect to the Consolidation. Upon Closing, Bernau will beneficially own 10.000005% of the outstanding shares of Common Stock of UCB on a Diluted Basis after giving effect to the Consolidation and except as set forth in Bernau's Employment Agreement, Bernau will have no options, warrants or other rights to acquire the Common Stock or other Stock of UCB.

     3.3 SECURITIES LAWS. In reliance on the investment representations contained in Section 4.1, the offer, issuance, sale and delivery of the Common Stock, as provided in this Agreement, are exempt from the registration requirements of the Securities Act and all applicable state securities laws, and are otherwise in compliance with such laws. Neither the Constituent Corporations, Bernau nor any Person acting on their behalf has taken or will take any action (including, without limitation, any offering of any securities of the Constituent Corporations under circumstances which would require the integration of such offering with the offering of the Common Stock hereunder under the Securities Act) which might subject the offering, issuance or sale of the Common Stock hereunder to the registration and prospectus delivery requirements of Section 5 of the Securities Act.

     3.4 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each Constituent Corporation (i) is a corporation duly organized, validly existing and, to the extent a Delaware corporation, in good standing under the laws of the state of its organization; (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (except for jurisdictions in which such failure to so qualify or to be in good standing would not have a Material Adverse Effect); (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all governmental authorities having jurisdiction or other Persons, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certificate or articles of incorporation and by-laws; and (vi) is in material compliance with all applicable provisions of law.

     3.5 SUBSIDIARIES. Except as set forth in Schedule 3.5, there exist no subsidiaries of any of the Constituent Corporations.

     3.6 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by each of the Constituent Corporations of this Agreement, the Ancillary Agreements to which it is a party, the Consolidation, and all instruments and documents to be delivered by each Constituent

Corporation, to the extent it is a party thereto, hereunder and thereunder, and the consummation of the other transactions contemplated by any of the foregoing (collectively referred to as the "Transactions"): (i) are within each Constituent Corporations corporate power; (ii) have been duly authorized by all necessary or proper corporate action on the part of each Constituent Corporation (except for shareholder approval); (iii) are not in contravention of any provision of each Constituent Corporation's articles of incorporation or by-laws; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which each Constituent Corporation is a party or by which each Constituent Corporation or any of its respective property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of the Consolidated Corporation; and (vii) except for the filings described on Schedule 3.6 hereto, do not require the consent or approval of, or any filing with, any governmental authority or any other Person. This Agreement has been duly executed and delivered by each Constituent Corporation and constitutes a legal, valid and binding obligation of each Constituent Corporation, enforceable against it in accordance with its terms. This Agreement has been, and as of their respective dates and at the Closing Date each of the Ancillary Agreements shall have been, duly executed and delivered by the Constituent Corporations, and each is or shall then (as appropriate) constitute a legal, valid and binding obligation of each Constituent Corporation to the extent it is a party thereto, enforceable against it in accordance with its terms. Bernau has full right, power and authority to enter into the Transactions and the execution, delivery and performance by Bernau of the Transactions will not result in a breach or violation by Bernau of any of the terms or provisions of, or constitute a default by Bernau under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which Bernau is a party or by which Bernau or any of his properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to Bernau or any of his properties.

     3.7  FINANCIAL STATEMENTS.

          (a) The pro forma balance sheet of the Constituent Corporations on a consolidated basis as of September 30, 1996, a copy of which has been furnished to Purchaser prior to the date of this Agreement, has been prepared in accordance with GAAP and is based on the unaudited balance sheet of the Constituent Corporations as of September 30, 1996, adjusted for the Consolidation and as if the purchase and transfer of the Common Stock contemplated hereby had occurred as at the date of such balance sheet and presents fairly on a pro forma basis the position of the Constituent Corporations on a consolidated basis at such date assuming the events specified in this paragraph had actually occurred on such date.

           (b) All of the following balance sheets and statements of income and retained earnings of each Constituent Corporation, copies of which are attached hereto as Schedule 3.7, have been, except as noted therein, prepared in conformity with GAAP consistently applied throughout the periods involved and present fairly the financial position of each Constituent Corporation in each case as the dates thereof, and the results of operations and cash flows for the periods then ended (and as to the unaudited interim financial statements, subject to normal year-end audit adjustments not material in amount):

                    (i) the unaudited balance sheet of each Constituent Corporation as at September 30, 1996, and the related statements of income, retained earnings and cash flows for the nine months ending on such date; and

                    (ii) the audited balance sheets of each Constituent Corporation as at December 31, 1995, as at December 31, 1994 and as at December 31, 1993, and the related statements of income, retained earnings and cash flows for the year then ended, with the opinion thereon of Price Waterhouse LLP.

           (c) Except as set forth in Schedule 3.7(c), each Constituent Corporation has no obligations, contingent or otherwise, including, without limitation, liabilities for charges, long-term leases or unusual forward or long-term commitments which are not reflected in the balance sheets of each Constituent Corporation, other than those that are both incurred in the ordinary course of business and are immaterial in amount.

     3.8 PROJECTIONS. The projections of the Constituent Corporation's, on a consolidated basis, annual operating budgets, balance sheets and cash flow statements for the fiscal years ending on December 31, 1996, 1997, and 1998 (the "Projections"), attached hereto as Schedule 3.8, disclose all material assumptions made in formulating such Projections. To the knowledge of Bernau and each Constituent Corporation no facts will exist which should result in any material change in any of such Projections. The Projections will be based upon reasonable estimates and assumptions, all of which Bernau and each Constituent Corporation in good faith will believe to be reasonable and fair in light of current conditions, will be prepared on the basis of the assumptions stated therein, and will reflect the good faith estimate of each Constituent Corporation of the results of operations and other information projected therein.

     3.9  OWNERSHIP OF PROPERTY.

            (a) Each Constituent Corporation owns good and marketable fee simple title to all of the real estate described on Schedule 3.9(a) hereto (subject to only those Liens disclosed on such Schedule 3.9(a)) and good, valid and marketable leasehold interests in the leases described in Schedule 3.9(b) hereto, and good and marketable title to, or valid leasehold interests in, all of its other properties and assets.

            (b) All real property owned, leased, used or occupied by each Constituent Corporation is set forth on Schedule 3.9(a) and 3.9(b), respectively. The Constituent Corporations do not own any other real property and are not a lessee or lessor under any leases, or a licensee or licensor of real property, other than set forth therein. Each of such leases is valid and enforceable in accordance with its terms and is in full force and effect. Each Constituent Corporation has delivered to the Purchaser true and complete copies of each of such leases set forth on Schedule 3.9(b) and all documents affecting the rights or obligations of each Constituent Corporation, including, without limitation, any non-disturbance and recognition agreements, subordination agreements, attornment agreements and agreements regarding the term or rental of any of the leases. Neither the Constituent Corporation nor any other party to any such lease is in default of its obligations thereunder or has delivered or received any notice of default under any such lease, nor has any event occurred which, with the giving of notice, the passage of time or both, would constitute a default under any such lease.

            (c) Except as disclosed on Schedule 3.9(b), each Constituent Corporation is not obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by each Constituent Corporation.

            (d) All real estate and improvements owned, leased, used or occupied by each Constituent Corporation have adequate connections to all necessary utilities and conform with all applicable zoning, building, subdivision and other requirements of any governmental authority and all restrictive covenants affecting such real estate and improvements except any such failures to confirm that, singly or in the aggregate, would not have a Material Adverse Effect. To the knowledge of each Constituent Corporation, there are no presently pending or contemplated special tax assessment, condemnation proceedings or nuisance claims affecting such real estate and improvements.

            (e) Except as set forth in Schedule 3.9(e), the consummation of the Transactions, including the Closing, do not require the consent of any lessor or licensor of any real property leased, licensed or used by each Constituent Corporation.

     3.10 MATERIAL CONTRACTS. Schedule 3.10 contains a true, correct and complete list and description of all Material Contracts, whether oral or written, and any amendments or supplements thereto or extensions thereof, and each Constituent Corporation has made available to the Purchaser for its review complete, current and accurate copies of each Material Contract including any amendments or supplements thereto or extensions thereof or has completely, currently and accurately described the terms of any oral agreement, amendment, supplement or extension. Each Material Contract is a valid and binding agreement of the Constituent Corporation enforceable against such Constituent Corporation in accordance with its terms, and such Constituent Corporation does not have any knowledge that any Material Contract is not a valid and binding agreement against the other parties thereto. Each Constituent Corporation has fulfilled all obligations required pursuant to each Material Contract to have been performed by such Constituent Corporation on its part. Each Constituent Corporation is not in default or breach, nor to such Constituent Corporation's knowledge is any third party in default or breach, under or with respect to any Material Contract.

     3.11  ENVIRONMENTAL PROTECTION.

           (a) Each Constituent Corporation and all real property owned, leased or otherwise operated by each Constituent Corporation (each, a "Facility") comply in material respects with any applicable Environmental Law;

           (b) Each Constituent Corporation has all permits and authorizations necessary from any government authorities for its operations and the Facilities by any applicable Environmental Law;

           (c) Except as set forth in Schedule 3.11(c), each Constituent Corporation has not, and has no knowledge of any other person who has, caused any release, threatened release or disposal of any Hazardous Material at any Facility in any material quantity, and, to the knowledge of each Constituent Corporation, the Facilities are not adversely affected by any release, threatened release or disposal of a Hazardous Material originating or emanating from any other property;

           (d) Each Constituent Corporation has generated, treated, stored or disposed of all Hazardous Materials in full compliance with applicable Environmental Laws, except such non-compliances which in the aggregate have no reasonable likelihood of having a Material Adverse Effect;

           (e) Each Constituent Corporation has obtained and is in full compliance with and in good standing under all permits required under Environmental Laws, and the Consolidated Corporation has no knowledge of any proceedings to substantially modify or to revoke any such permit, other than those permits, the failure of which to obtain or have in effect, in the aggregate, would have no reasonable likelihood of having a Material Adverse Effect;

           (f) There are no investigations; judicial or administrative proceedings, pending litigation or, to each Constituent Corporation's knowledge, threatened investigations, proceedings or litigation affecting or relating to each Constituent Corporation or the Facilities relating to Environmental Laws or Hazardous Materials.

           (g) The Constituent Corporations have not received any communication or notice (including, without limitation, requests for information) indicating the potential of Environmental Liabilities and Costs against any of the Constituent Corporations or the Facilities;

           (h) Each Constituent Corporation has provided to the Purchaser or made available to the Purchaser all environmental records, documents, correspondence, analytical results, manifests, permits or other records concerning the potential of Environmental Liabilities and Costs against any Constituent Corporation or the Facilities that any Constituent Corporation possesses.

     3.12 LABOR MATTERS. There are no strikes or other labor disputes against any Constituent Corporation pending or, to any Constituent Corporation's knowledge, threatened. Hours worked by and payments made to employees of each Constituent Corporation have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from each Constituent Corporation on account of employee health and welfare insurance have been paid or accrued as a liability on the books of such Constituent Corporation. None of the Constituent Corporations have any obligation under any collective bargaining agreement or similar agreement. There is no organizing activity involving any Constituent Corporation pending or, to any Constituent Corporation's knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or threatened with the National Labor Relations Board, and no labor organization or group of employees of any Constituent Corporation has made a pending demand for recognition. Except as set forth in Schedule 3.12, there are no complaints or charges against any Constituent Corporation pending or, to any Constituent Corporation's knowledge, threatened to be filed with any federal, state, local or foreign court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Constituent Corporation of any individual.

     3.13 OTHER VENTURES. Except as set forth in Schedule 3.13, each Constituent Corporation is not engaged in any joint venture or partnership with any other Person.

     3.14 TAXES. All federal, state, local and foreign tax returns, reports and statements required to be filed by each Constituent Corporation have been filed with the appropriate governmental authority and are complete and accurate. Except as set forth on Schedule 3.14, all Charges and other impositions shown thereon to be due and payable or required to be shown thereon have been paid prior to the date on which any fine, penalty, interest, late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Proper and accurate amounts have been withheld by each Constituent Corporation from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies. None of the Constituent Corporations have executed or filed with the IRS or any other governmental authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. None of the Constituent Corporations have filed a consent pursuant to IRC Section 341(f) or agreed to have IRC Section 341(f)(2) apply to any dispositions of subsection (f) assets (as such term is defined in IRC Section 341(f)(4)). None of the property owned by any Constituent Corporation is property which any Constituent Corporation is required to treat as being owned by any other Person pursuant to the provisions of IRC Section 168 (f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of IRC Section 168(h). None of the Constituent Corporations have agreed or have been requested to make any adjustment under IRC Section 481(a) by reason of a change in accounting method or otherwise. None of the Constituent Corporations have any obligation under any written tax sharing agreement. There are no Liens for or in respect of taxes upon any assets of any Constituent Corporation, other than with respect to taxes not yet due and payable. None of the Constituent Corporations have agreed to indemnify any other party with respect to such party's tax liabilities. Each of the Constituent Corporations does not now, and has never, filed federal, state, local or foreign income tax returns on a consolidated, unitary or other similar basis with one or more corporations, except with another Constituent Corporation.

     3.15 NO LITIGATION. Except as disclosed on Schedule 3.15, no action, claim or proceeding is now pending or, to the knowledge of each Constituent Corporation, threatened against such Constituent Corporation, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, nor to the knowledge of each Constituent Corporation does a state of facts exist which is reasonably likely to give rise to such proceedings.

     3.16 BROKERS. Except as set forth on Schedule 3.16 and other than Needham & Company, Inc. and Black & Company, no broker or finder acting on behalf of any Constituent Corporation brought about the consummation of the transactions contemplated pursuant to this Agreement, and none of the Constituent Corporations have an obligation to any Person, in respect of any finder's or brokerage fees in connection with the transaction contemplated by this Agreement. Nor'Wester and WVI are solely responsible for the payment of all fees and expenses of Needham & Company, Inc., Black & Company and any other brokers or finders acting on behalf or at the request of any Constituent Corporation.

     3.17 EMPLOYMENT AND LABOR AGREEMENTS. Except as set forth on Schedule 3.17, there are no employment, consulting or management agreements covering management of any Constituent Corporation and there are no collective bargaining agreements or other labor agreements covering any employees of any Constituent Corporation.

     3.18 PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES. Each Constituent Corporation owns all licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade dress, trade secrets, trade names and other intellectual property rights necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, including those trademarks listed, together with Patent and Trademark Office application or registration numbers, where applicable, or other similar information with respect to filings made in countries other than the United States, where applicable, on
Schedule 3.18 hereto. Each Constituent Corporation conducts its businesses without infringement, unfair competition or dilution or claim of infringement, unfair competition or dilution of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others. To each Constituent Corporation's knowledge, there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade dress, trade secret or other intellectual property right of any Constituent Corporation.

     3.19 FULL DISCLOSURE. Except as set forth on Schedule 3.19, no information contained in this Agreement, the Financials, any Ancillary Agreement or any schedules thereto prepared by any Constituent Corporation or its representatives and furnished by or on behalf of any Constituent Corporation pursuant to the terms of this Agreement, any Ancillary Agreement or the other Transactions contains any untrue statement of an material fact or, when taken as a whole, omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     3.20 NO MATERIAL ADVERSE EFFECT. No event has occurred since September 30, 1996 which has had, or is reasonably likely to have, a Material Adverse Effect. Since December 31, 1995 or September 30, 1996 except as otherwise contemplated in this Agreement or as indicated in Schedule 3.20,

              (i) Each Constituent Corporation has not sold leased, transferred or assigned any of its assets, tangible or intangible, other than for fair consideration in the ordinary course of business consistent with past practice;

              (ii) Each Constituent Corporation has not changed its accounting methods, principles or practices;

              (iii) Each Constituent Corporation has not increased the compensation payable or to become payable to its officers or key employees other than in the ordinary course of business consistent with past practice;

              (iv) Each Constituent Corporation has not increased any bonus, insurance, pension or other employee benefit plan for or with any such officers or key employees other than in the ordinary course of business consistent with past practice;

              (v) Each Constituent Corporation has not entered into any agreement, commitment or transaction (including any borrowing, capital expenditure or capital financing) except in the ordinary course of business consistent with past practice;

              (vi) Except for and between the Constituent Corporations, no Constituent Corporation has granted or received any license or sublicense or any rights under or with respect to any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of such Constituent Corporation;

              (vii) Each Constituent Corporation has not declared, set aside or paid any dividends or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased or otherwise acquired any of its capital stock;

              (viii) Each Constituent Corporation has not experienced any material damage, destruction or loss (whether or not covered by insurance) to its property;

               (ix) Except for and between the Constituent Corporations, no Constituent Corporation has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person;

               (x) Except for and between the Constituent Corporations, no Constituent Corporation has cancelled, compromised, waived or released any right or claim outside the ordinary course of business consistent with past practice;

               (xi) Each Constituent Corporation has not issued, sold or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock, other than pursuant to any currently authorized stock option plans;

               (xii) Each Constituent Corporation has not delayed or postponed the payment of accounts payable or other labilities outside the ordinary course of business consistent with past practice;

               (xiii) Each Constituent Corporation has not incurred or become subject to any material liability, outside the ordinary course of business consistent with past practice;

               (xiv) Each Constituent Corporation has not discharged or satisfied any Lien on its properties or assets or, except in the ordinary course of business consistent with past practice, paid any material liability;

               (xv) Each Constituent Corporation has not mortgaged, pledged or subjected to any Lien any of its assets or properties except (A) Liens for taxes not delinquent or for taxes being contested in good faith by appropriate proceedings and as to which adequate financial reserves have been established by such Constituent Corporation, and (B) Liens (other than any Lien imposed by ERISA), created and maintained in the ordinary course of business that are not material to such Constituent Corporation in the aggregate, that would not have a Material Adverse Effect and that would not adversely affect the operation of any Facility and that constitute (aa) pledges or deposits under worker's compensation laws, unemployment insurance laws, or similar legislation,
     (bb) good faith deposits in connection with bids tenders, contracts or leases to which such Constituent Corporation is a party for a purpose other than borrowing money or obtaining credit, (cc) Liens imposed by law, such as those of carriers, warehousemen and mechanics, payment of the obligation secured thereby not yet being due, (dd) Liens securing taxes, assessments or other governmental charges or levies not yet subject to penalties for nonpayment or (ee) pledges or deposits to secure public or statutory obligations of such Constituent Corporation or surety, customs or appeal bonds to which such Constituent Corporation is a party;

           (xvi) Each Constituent Corporation has not committed to any of the foregoing; and

     3.21 ERISA.

          (a) Each Constituent Corporation has no ERISA Affiliates other than its Subsidiaries.

          (b) Set forth on Schedule 3.21 is a complete and accurate list of all plans maintained, contributed to or which there has been or currently is an obligation to contribute to by each Constituent Corporation or any of its Subsidiaries. Except as indicated otherwise in Schedule 3.21, none of the Plans is a Pension Plan, Multiemployer Plan, Title IV Plan, Retiree Welfare Plan or is or has been subject to Sections 4063 or 4064 or ERISA; and neither each Constituent Corporation nor any Subsidiary has contributed, or been obligated to contribute, to a Multiemployer Plan or Title IV Plan.

          (c) Each of the Qualified Plans and the trust maintained pursuant thereto are exempt from federal income taxation under Section 501 of the IRC, and nothing has occurred with respect to the operation of such Qualified Plans which could cause the loss of such qualifications or exemptions or the imposition of any liability, penalty or tax under ERISA or the IRC.

          (d) All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under any of the Plans or by law (without regard to any waivers granted under Section 412 of the IRC), to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extension), and all contributions for any period ending on or before the Closing Date which are not yet due will have been paid or accrued on or prior to the Closing Date.

          (e) There is no material violation of ERISA with respect to the filing of applicable reports, documents and notices regarding he Plans or any tax-exempt trust related to any of the Plans with the Secretary of Labor and the Secretary of the Treasury or the furnishing of such documents to the participants or beneficiaries of the Plans.

          (f) True, correct and complete copies of the following documents, with respect to each of the Plans, have been made available or delivered to the Purchaser by each Constituent

Corporation: (i) current plans and related trust documents, and amendments thereto; (ii) the most recent Forms 5500, Forms 990, if applicable, and any Forms 990T, 5329, 5330 that have been filed and any Forms 5558 that have been filed for reasons other than extensions of time; (iii) the last IRS determination letter; (iv) current summary plan descriptions; (v) written communications to employee relating to the Plans, and (vi) written descriptions of all not-written agreements relating to the Plans.

              (g) There are no pending actions, claims or lawsuits which have been asserted or instituted against the Plans, the assets of any of the trusts under such Plans or the plan sponsor or the plan administrator, or against any fiduciary of the Plans with respect to the operation of such Plans (other than routine benefits claims), nor does each Constituent Corporation or any of its Subsidiaries have knowledge of facts which could form the basis for any such claim or lawsuit.

              (h) The Plans have been maintained, in all material respects, in accordance with their terms and with all provisions of ERISA and other applicable federal and state laws and regulations, and neither each Constituent Corporation nor any of its Subsidiaries or any "party in interest" or "disqualified person" with respect to the Plans has engaged in a "prohibited transaction" within the meaning of Section 4975 of the IRC or
Section 406 of ERISA. No fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Plan.

              (i) Each Constituent Corporation and any of its Subsidiaries which maintains a "group health plan" within the meaning of Section 5000 (b)
(1) of the IRC has complied with the notice and continuation requirements of
Section 4980B of the IRC, the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, Part 6 of Subtitle B of Title I of ERISA and the regulations thereunder and with the requirements of Section 5000 of the Code.

              (j) No liability under any Plan has been funded nor has any such obligation been satisfied with the purchase of a contract from an insurance company that is not rated AA by Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency.

              (k) None of the Constituent Corporations nor any of their Subsidiaries have any contract, plan or commitment, whether legally binding or not, to create any additional Plan or to modify any existing Plan.

     3.22 REGISTRATION RIGHTS. Except as set forth on Schedule 3.22, none of the Constituent Corporations are under any obligation to register under the Securities Act any of its presently outstanding securities or any securities which may hereafter be issued.

     3.23 LIQUOR CONSENTS AND PERMITS. Set forth on Schedule 3.23 is a list of all material licenses, permits, consents or approvals from or by , all material filings required to be made with, and all material notices required to be given to, all governmental authorities having jurisdiction, to the extent required for each Constituent Corporation to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted.

     3.24 SEC DOCUMENTS. Each Constituent Corporation has furnished the Purchaser with a true and complete copy of the SEC Documents. The SEC Documents are all the documents (other than preliminary material) that each Constituent Corporation has been required to file since January 1, 1995. As of its filing date (and, with respect to any registration statement, the date on which it or any post-effective amendment was declared effective), each SEC Document was in compliance, in all material respects, with the applicable requirements of the Securities Act and the Securities Exchange Act, contained no untrue statement of a material fact and did not omit any statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of each Constituent Corporation included in the SEC Documents complied, at the time of filing with the SEC (and, with respect to any registration statement, at the time it was declared effective), as to form, in all material respects, with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (subject, in the case of the unaudited statements, to the omission of certain footnotes) and fairly present, in all material respects (subject, in the case of the unaudited statements, to normal, recurring year-end audit adjustments) the consolidated financial position of each Constituent Corporation, as applicable, as of the dates thereof and the consolidated results of their operations for the periods presented.

     3.25 MAJOR CUSTOMERS AND SUPPLIERS. Schedule 3.25 contains a complete and correct list of the top 10 customers of each Constituent Corporation and the top vendors or suppliers of each Constituent Corporation, in each case for the Fiscal Year ended December 31, 1995, in terms of the aggregate dollar purchases or aggregate dollars sales, as applicable.

     3.26 ACQUISITIONS; CAPITAL EXPENDITURES. Except for existing commitments which have been set forth on Schedule 3.26, none of the Constituent Corporations has any existing commitments or agreements to acquire any assets (including under circumstances where such acquisition would be classified as a capital expenditure under GAAP) or to make any capital expenditure or contribution in any individual transaction or project where the purchase price, capital expenditure or contribution required of any Constituent Corporation, directly or indirectly, exceeds $100,000 or in transactions or projects where the aggregate purchase price, capital expenditure or contribution exceeds $200,000.

     3.27 RELATED PARTY TRANSACTIONS. Except for loans amongst and between the Constituent Corporations, all of the related party transactions between Bernau and any Constituent Corporation and between any Constituent Corporation and any other Constituent Corporation were made on terms no less favorable to such Constituent Corporation than could have been obtained from unaffiliated third parties and, except with respect to transactions involving Mile High Brewing Company which has no independent directors, were approved by a majority of the independent directors of any Constituent Corporation which was a party thereto.

     3.28 TITLE OF TRANSFER SHARES. Except as set forth in Schedule 3.28, Bernau is the lawful owner of the Transfer Shares to be transferred by him hereunder and upon delivery of such Transfer Shares, as provided herein, Bernau will convey good and marketable title to such Transfer Shares, free and clear of all liens, encumbrances, equities and claims whatsoever.

     3.29 MANIPULATION. Bernau has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Securities Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Constituent Corporations to facilitate the transfer, sale or resale of the Transfer Shares and has not effected any sales of shares of Common Stock which, if effected by any of the Constituent Corporations, would be required to be disclosed in response to Item 701 of Regulation S-K.

     3.30 CONSENT. Except as set forth in Schedule 3.30, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Bernau of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the transfer of the Transfer Shares by Bernau and such other approvals as have been obtained.

     3.31 NO CONFLICT. Except as set forth in Schedule 3.31, neither the transfer of the Transfer Shares by Bernau nor the consummation of any other of the transactions herein contemplated by Bernau or the fulfillment of the terms hereof by Bernau will conflict with, result in a breach or violation thereof, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which Bernau is a party or bound, or any judgement, order or decree applicable to Bernau of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Bernau.

IV.   PURCHASER'S REPRESENTATIONS AND WARRANTIES

     Purchaser makes the following representations and warranties to the Constituent Corporation, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

     4.1 CORPORATE EXISTENCE. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     4.2 INVESTMENT INTENTION. Purchaser is purchasing the shares of Common Stock specified in Section 2.1 for its own account, for investment purposes and not with a view to the distribution thereof.

     4.3 INVESTMENT EXPERIENCE. Purchaser represents that it is experienced in evaluating and investing in securities of craft brewing companies in the growth stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in making the Bridge Loans.

     4.4 ACCESS TO INFORMATION. In connection with Purchaser's loans to Nor'Wester pursuant to the Bridge Loans, Purchaser acknowledges that it (a) is familiar with the craft brewing industry in which the Constituent Corporations do business, (b) has received all the information it considers necessary or appropriate for deciding whether to advance monies pursuant to the Bridge Loans, and (c) has had an opportunity to ask questions and has received answers from the Constituent Corporations about their respective businesses and the advances of monies hereunder and to obtain additional information necessary to verify the accuracy of the information supplied or to which the Purchaser had access. The foregoing, however, does not limit or modify the representations and warranties of the Constituent Corporations and Bernau in Section III of this Agreement. It is understood and agreed that the Constituent Corporations have agreed to provide the Purchaser with continuing access to information concerning the Constituent Corporations, their business, management and financial affairs under Section 5.7 hereunder.

     4.5 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by Purchaser of this Agreement, and the other Transactions to which it is a party and all instruments and documents to be delivered by Purchaser, to the extent that it is a party thereto, hereunder and thereunder: (i) are within Purchaser's corporate power; (ii) have been duly authorized by all necessary corporate action on the part of Purchaser; (iii) are not in contravention of any provision of Purchaser's articles of incorporation or by-laws; (iv) will not violate any law or regulation, or any order or decree of any court or government instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Purchaser is a party or by which Purchaser or any of this property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of Purchaser: and (vii) except for the filings described on Schedule 4.5 hereto, do not require the consent or approval of, or any filing with, any governmental authority or any other Person. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms. As of their respective dates and at the Closing Date, the Ancillary Agreements to which Purchaser is a party shall have been duly executed and delivered by Purchaser and each is or shall then (as appropriate) constitute a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms.

V.   PRE-CLOSING COVENANTS.

     With regard to Sections 5.1 through 5.10, each Constituent Corporation hereby covenants and agrees as follows and Bernau agrees to use his reasonable efforts to assist each Constituent Corporation in satisfying such covenants, and as to Sections 5.11 and 5.12, Bernau hereby covenants and agrees:

     5.1 OPERATION OF BUSINESS.

         (a) From the date hereof and through the Closing, each Constituent Corporation shall, unless previously waived in writing by the Purchaser,:

                (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and its rights and franchises;

                (ii) timely make all payments required to be paid in the amounts and on the dates as mutually agreed upon by the parties;

               (iii) not incur any obligations or sell, dispose of or transfer any assets other than in the ordinary course of business;

                (iv) not incur any obligations on behalf of, or sell, dispose of or transfer cash, monies or other assets or extend guarantees or provide any other financial or other support, directly or indirectly, to the Mile High Brewing

         Company, except for management services in connection with the preservation of the assets of the Mile High Brewing Company;

                (v) continue to conduct its business in the brewing and distributing of malt beverages substantially as now conducted or as otherwise permitted hereunder and shall not engage in any material respect in any other business;

               (vi) at all times maintain, preserve and protect any trademark or trade name acquired or owned by and currently being utilized in product marketing by such Constituent Corporation or any Subsidiary after the date hereof;

               (vii) preserve all the remainder of its property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time, make, or cause to be made, all necessary and proper repairs, renewals and replacements, betterments and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except to the extent such property has become obsolete;

                (viii) use its reasonable efforts to retain as employees the individuals employed by such Constituent Corporation on the date hereof;

                (ix)   not waive any material right under any Material Contract;

                (x) not increase or modify, or agree to increase or modify, the compensation, bonuses or other benefits or prerequisites for employees of such Constituent Corporation, except in the ordinary course of business consistent with past practice;

                (xi) use its reasonable efforts in light of the circumstances to preserve the operations, organization and reputation of such Constituent Corporation intact, to preserve the good will and business of such Constituent Corporation's customers, suppliers and others having business relations with such Constituent Corporation and to continue to conduct the financial operations of such Constituent Corporation, including its credit and collection policies, with no less effort, as in the prior conduct in the business of such Constituent Corporation;

                (xii) each Constituent Corporation shall continue to maintain and carry its existing insurance; and

                (xiii) maintain its books and records in accordance with generally accepted accounting principles.

        (b) From the date hereof and through the Closing, each Constituent Corporation shall not (i) amend its Certificate of Incorporation or bylaws or enter into, agree to enter into or effect any merger or consolidation; (ii) make any change in the number of shares of its capital stock authorized, issued or outstanding; and except as set forth on Schedule 5.1(b), grant or issue any option, warrant or other right to purchase, or convert any obligation into, shares of its capital stock, other than the issuance of shares of common stock pursuant to outstanding options to purchase such shares as set forth in Schedules 3.1(a)(2) and 3.1(b)(2); (iii) declare or pay any dividends; or (iv) purchase or redeem any shares of its capital stock or any other security. Notwithstanding the foregoing, each Constituent Corporation may take such actions as are necessary to effect the Consolidation.

     5.2 AGREEMENTS. From and after the date hereof and through the Closing, without the prior consent of the Purchaser, each Constituent Corporation will not (a) amend or modify any of the material terms of any agreement listed on
Schedule 3.10 or (b) enter into any agreement which would become a Material Contract and thus be required to be listed on Schedule 3.10, except in the ordinary course of business consistent with past practices. The Constituent Corporation shall promptly provide to the Purchaser true and complete copies of all amendments, modifications and agreements referred to in this Section 5.2.

     5.3 NOTIFICATION.

         (a) Each Constituent Corporation and, to his knowledge, Bernau shall give prompt notice to the Purchaser of the occurrence, or non-occurrence, of any event which would be likely to cause any representation or warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied and, upon written consent of the Purchaser, each Constituent Corporation and Bernau shall be entitled to update, modify, amend or replace any schedule hereto in order to rectify any such inaccuracy or breach.

         (b) Between the date of this Agreement and the Closing, each Constituent Corporation shall keep the Purchaser reasonably informed of all material operational matters and business developments known to each Constituent Corporation with respect to the business of each Constituent Corporation by providing reports twice a month to Purchaser of such material operational matters in a manner reasonably satisfactory to the Purchaser. It is anticipated that the Purchaser and the Constituent Corporations will agree upon a format for such reports.

     5.4 NO INCONSISTENT ACTION. None of the Constituent Corporations nor Bernau shall take any action which is inconsistent with its obligations under this Agreement or that would hinder or delay the consummation of the transactions contemplated by this Agreement.

     5.5 NO SOLICITATION. Neither Bernau nor any Constituent Corporation nor any Constituent Corporation's employees or agents shall directly or indirectly contact, solicit from, or negotiate with anyone other than the Purchaser regarding the sale or potential sale of the assets, the business or any equity interest in any Constituent Corporation. Each Constituent Corporation and, to his knowledge, Bernau shall promptly notify the Purchaser in writing if any such offer or proposal is made to them between the date of this Agreement and the Closing.

     5.6 FINANCIAL STATEMENTS. Within 20 days after the end of each month until the Closing Date, each Constituent Corporation shall deliver to the Purchaser unaudited consolidating statements of revenue and operations for the month then ended, along with a balance sheet as of the end of such month. Within 45 days after December 31, 1996, each Constituent Corporation shall deliver to the Purchaser unaudited consolidating statements of operations for such fiscal year, and the related balance sheets as at the end of such fiscal year. Within 90 days after December 31, 1996, each Constituent Corporation shall deliver to the Purchaser the financial statements referred to in the foregoing sentence certified by Price Waterhouse LLP, independent certified public accountant and including all adjustments made to each Constituent Corporation's year-end audited balance sheets and related statements of operations. All financial statements furnished pursuant to this Section shall be true and complete and fairly present in all material respects the financial condition and the results of operations of each Constituent Corporation as of the dates and for the periods covered by such statements. Each Constituent Corporation shall furnish to the Purchaser any and all other information customarily prepared by each Constituent Corporation concerning the financial condition of each Constituent Corporation that the Purchaser may reasonably request.

     5.7 ACCESS TO INFORMATION CONCERNING PROPERTIES AND RECORDS. Each Constituent Corporation shall give to the Purchaser and the Purchaser's appraisers, accountants, engineers, attorneys and other representatives, and their lenders and prospective partners of the Purchaser, reasonable access during normal business hours to all properties, equipment, books, accounts, contracts and documents of or related to each Constituent Corporation, its businesses and properties, to the extent that doing so does not materially disrupt or interfere with the operations of such Constituent Corporation, and each Constituent Corporation shall within a reasonable period of time furnish or cause to be furnished to the Purchaser and its representatives all data and information concerning the business, properties of each Constituent Corporation as the Purchaser reasonably may request.

     5.8 CONSENTS, FILINGS AND SATISFACTION OF CONDITIONS. Subject to the terms and conditions of this Agreement and to applicable law, each Constituent Corporation shall use, and Bernau shall use reasonable efforts to cause each Constituent Corporation to use, best efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions.

     5.9 CONSOLIDATION; STOCKHOLDER MEETING; PROXY MATERIALS; REGISTRATION STATEMENT.

           (a) The Constituent Corporations shall enter into an agreement whereby each Constituent Corporation shall become a wholly-owned subsidiary of UCB, and the shareholders of each Constituent Corporation shall receive shares in UCB consistent with the ratios and in the aggregate amounts set forth in Schedule 3.1(d) all on terms reasonably satisfactory to the Purchaser based upon consideration of applicable tax, legal, accounting and other factors. All of the outstanding options to purchase common stock of the Constituent Corporations shall have been assumed by UCB and such options shall be exercisable for that number of UCB shares as is set forth on
Schedule 3.1(a)(2) and 3.1(b)(2) and based on the ratios set forth in
Schedule 3.1(d). The Constituent Corporations will take all necessary actions to (i) cease having the securities of Nor'Wester, WVI and the WVI Subsidiaries registered with the SEC after the Consolidation, (ii) register the Common Stock of UCB with the SEC pursuant to the Securities Exchange Act and (iii) list the Common Stock of UCB on the Nasdaq National Market. The Constituent Corporations shall cause any shares of Common Stock of such Constituent Corporations held in escrow by or subject to any restrictions on transfer imposed by any state department or commission to be either released from such escrow or restrictions or cancelled, as the case may be, so that after the Consolidation none of the outstanding shares of Common Stock of UCB shall be subject to any escrow or restriction by a state department or commission. Attached hereto as Exhibits 5.9(a)(i) and 5.9(a)(ii), respectively, are the form of Certificate of Incorporation and Bylaws to be used in the formation of UCB.

         (b) Each of the Constituent Corporations shall cause a meeting of their respective stockholders to be duly called and held as soon as reasonably practicable after the execution of this Agreement for the purpose of voting on the approval and adoption of this Agreement and the Consolidation, as applicable. The Directors of each of the Constituent Corporations shall recommend approval and adoption of this Agreement and the Consolidation by the respective stockholders. In connection with such meeting, the Constituent Corporation (i) will promptly prepare and file with the SEC the Preliminary Proxy Statement and such other registration statements as the Constituent Corporation shall deem necessary in connection with the transactions contemplated by the Consolidation, (ii) will use all reasonable efforts to respond to the comments of the SEC on the Preliminary Proxy Statement and will make any further filings in connection therewith that may be necessary, proper or advisable, and will use all reasonable efforts to cause the registration statement of which the Definitive Proxy Statement/Prospectus is a part to be declared effective by the SEC as soon as reasonably practicable, (iii) will thereafter mail to its stockholders as promptly as practicable the Definitive Proxy Statement/Prospectus and all other proxy materials as required for such meeting, (iv) will use all reasonable efforts to obtain the necessary approvals by the stockholders for each of the Constituent Corporations and
(v) will otherwise comply with all legal requirements applicable to such meeting.

          (c) The information in the Definitive Proxy Statement/Prospectus relating to Bernau and each of the Constituent Corporations, as of the date of its distribution to holders of stock in any of the Constituent Corporations, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The information in the Definitive Proxy Statement/Prospectus provided by the Purchaser on the Purchaser at the date of the distribution of the Definitive Proxy Statement/Prospectus to holders of stock in any of the Constituent Corporations, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.10 RELATED PARTY TRANSACTIONS. Neither Bernau nor any Constituent Corporation shall engage in any transaction with any Constituent Corporation which is on terms less favorable to such Constituent Corporation than can be obtained form unaffiliated third parties and, except in the case of Mile High Brewing Company so long as it does not have any independent directors, which have not been approved by a majority of the independent directors of any Constituent Corporation which is a party thereto.

     5.11 RESTRICTION ON TRANSFER SHARES. Bernau shall not, directly or indirectly: (a) except as contemplated herein, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Transfer Shares or any interest therein or (b) take any action that would make any representation or warranty of Bernau contained in this Agreement untrue or incorrect or have the effect of preventing or disabling Bernau from performing his obligations under this Agreement.

     5.12 RESTRICTION ON BORROWINGS BY BERNAU. Bernau's borrowings under the Individual Loan Agreement with Bank of America Oregon dated February 20, 1996, shall not exceed $100,000.

VI.  CONDITIONS PRECEDENT.

     6.1 CONDITIONS OF PURCHASER WITH RESPECT TO THE CLOSING. The obligation of Purchaser to purchase the Common Stock pursuant to Section 2.1 hereof is subject to the following conditions:

          (a) Purchaser shall have received favorable opinions of counsel to Bernau and each of the Constituent Corporations, substantially in the form attached hereto as Exhibit 6.1(a), and dated the Closing Date, it being understood that to the extent that such opinions of counsel shall rely upon any other opinion of counsel, each such other opinion shall be in form and substance reasonably satisfactory to the Purchaser and shall provide that the Purchaser may rely thereon.

           (b) Purchaser shall have received resolutions of the board of directors of each Constituent Corporation, certified by the Secretary or Assistant Secretary of the Constituent Corporation, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing (i) the consummation of each of the Transactions, including but not limited to, the transactions contemplated by this Agreement and (ii) specific officers to execute and deliver this Agreement and each Ancillary Agreement to which it is a party.

           (c) Purchaser shall have received governmental certificates, dated the most recent practicable date prior to the Closing Date, with telegram updates where available, showing that each Constituent Corporation is organized and, to the extent a Delaware corporation, in good standing in the jurisdiction of its organization and is qualified as a foreign corporation and in good standing in all other jurisdictions in which it is qualified to transact business.

           (d) Purchaser shall have received a copy of the organizational charter and all amendments thereto of each Constituent Corporation, including but not limited to documents evidencing the Consolidation, certified as of a recent date by the Secretary of State in the jurisdiction of its organization, and copies of each Constituent Corporation's bylaws, certified by the Secretary or Assistant Secretary of each Constituent Corporation as true and correct as of the Closing Date.

           (e) Purchaser shall have received certificates of the Secretary or Assistant Secretary of each Constituent Corporation, dated the Closing Date, as to the incumbency of the officers of each Constituent Corporation executing this Agreement, each Ancillary Agreement to which it is a party, the other documents in connection with the Transactions to which it is a party and any other certificate or other document to be delivered pursuant hereto or thereto.

           (f) Purchaser shall have received a copy of each agreement or plan or, if not available, a summary thereof, providing for employment, severance, deferred payments, bonus payments or accruals, profit sharing arrangements, stock option or stock appreciation rights, incentive payments, pension or employment benefit contributions or similar payments or arrangements for the benefit of each Constituent Corporation's management personnel, in form and substance as has been approved by the Purchaser.

           (g) All of the representations and warranties of each Constituent Corporation and Bernau contained herein or in the Ancillary Agreements shall be correct on and as of the date made and as of the Closing Date as though made on and as of the Closing Date, each Constituent Corporation and Bernau shall have complied with all of its or his obligations hereunder or thereunder to be satisfied on or prior to the Closing Date, and the Purchaser shall have received a certificate dated as of the Closing Date executed by the chief executive officer and chief financial officer of each Constituent Corporation, and a certificate dated as of the Closing Date executed by Bernau, to that effect.

           (h) All licenses, permits, consents or approvals from or by, and all filings with and all notices to, all governmental authorities having jurisdiction, to the extent required for Purchaser to purchase, and UCB to sell, the Common Stock and for Purchaser, each Constituent Corporation to consummate the other transactions contemplated by the Transactions, including from the Oregon Liquor Control Commission, the U.S. Bureau of Alcohol, Tobacco & Firearms, shall have been received or made.

           (i) There shall have been no changes which have had a Material Adverse Effect on the Constituent Corporations since the date hereof.

           (j) No United States or state governmental authority or other agency or commission thereof or any court of the Untied State or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered, and there shall not be threatened, instituted or pending before the United States or state governmental authority or other agency or commission thereof or any court of the United States or state court of competent jurisdiction, any statute, rule, regulation, litigation, proceeding, injunction or other order (whether temporary, preliminary or permanent) that has or would have the effect of making the consummation of the Transactions illegal, prohibiting consummation of such transactions, seeking damages in connection with such transactions, or otherwise seeking to challenge such transactions or impose limitations on the ability of Purchaser to hold the Common Stock acquired by the Purchaser at the Closing or to exercise its rights under any Ancillary Agreement or other document in connection with the Transactions.

          (k) The Board of Directors of UCB after the Consolidation shall be composed of seven persons, all of whom shall have been duly elected, consisting of (i) one person selected by Bernau, (ii) four persons selected by the Purchaser, one of whom shall be Vijay Mallya who shall be Chairman of the Board of Directors, and (iii) two outside directors who shall be mutually satisfactory to Bernau and the Purchaser.

          (l) Purchaser shall received copies of the following documents duly executed by the other parties thereto:

               (i) Bernau's Employment Agreement between UCB and Bernau dated the Closing Date and in a form reasonably satisfactory to the Purchaser, which agreement shall contain the terms set forth on
         Schedule 6.1(l)(i) ("Bernau's Employment Agreement");

               (ii) the Production Agreement between UCB and the Purchaser dated the Closing Date and in a form satisfactory to the Purchaser (the "Production Agreement");

               (iii) the Registration Rights Agreement between UCB and the Purchaser dated the Closing Date and in a form satisfactory to the Purchaser (the "Registration Rights Agreement").

               (iv) the Security Agreement between Bernau and the Purchaser dated the Closing Date and in a form satisfactory to the Purchaser (the "Security Agreement") in which Bernau pledges his shares as security for his obligations incurred under this Agreement; and

               (v) the Services Agreement between Vijay Mallya and UCB dated the date of Closing Date and in a form satisfactory to the Purchaser and UCB (the "Services Agreement") in which UCB agrees to pay Vijay Mallya $126,000 per year for services rendered.

           (m) The Consolidation shall have been completed on terms reasonably satisfactory to the Purchaser based upon consideration of applicable tax, legal, accounting and other factors.

            (n) The pro forma net income and gross sales for the Constituent Corporations combined, prepared in accordance with GAAP, for each month from the date hereof through the Closing Date shall not decrease by more than 10% on a cumulative basis from January 1, 1997 through the Closing Date from the projections set forth on Schedule 6.1(n), and the net worth of the Constituent Corporations combined, prepared in accordance with GAAP shall not be less than $10.0 million as of the Closing Date and before taking into account any write downs related to the sale of the assets of Bayhawk Ales, Inc. and any gains related to the sale of the assets of Mile High Brewing Company.

            (o) All requisite consents of any third parties to the transactions contemplated by this Agreement, including those set forth on Schedules 3.6 and 3.30, shall have been obtained. All Material Contracts of the Constituent Corporations shall be in full force and effect and the consummation of the transactions contemplated hereby shall not have a Material Adverse Effect on such Material Contracts.

            (p) Purchaser shall have received the Transfer Shares as contemplated by Section 2.2.

            (q) The line of credit provided by Bank of America to Nor'Wester which is scheduled to expire on December 31, 1996, shall have been extended through September 30, 1997 on terms and conditions substantially similar to those under the current line of credit and any loan covenants relating to the line of credit or the term loan have not been violated, or if violated, have been waived by Bank of America. At the Closing Date the line of credit will be converted to a term loan.

            (r) The Financial Consulting Agreement with Patriot Capital Corp. dated August 26, 1996 and any agreements with The Money Source shall have been terminated.

            (s) A majority of the shareholders of each applicable Constituent Corporation shall have voted in favor of release of all of the shares of the Constituent Corporations held in escrow by the Department of Consumer and Business Affairs of the State of Oregon and subject to restrictions on transfer imposed by the California Corporations Commission and each of the California Corporations Commission and the Department of Consumer and Business Affairs of the State of Oregon shall have released all of the shares of the Constituent Corporations held in escrow by or subject to any restrictions of such commission or department, as the case may be.

            (t) Purchaser shall have received such additional information and materials as it may reasonably request, all in form and substance satisfactory to Purchaser.

     6.2 CONDITIONS OF UCB WITH RESPECT TO THE CLOSING. The obligation of UCB to sell the Purchase Shares and the Bridge Loan

Shares and of Bernau to transfer the Transfer Shares pursuant to Section 2.1 hereof is subject to the following conditions:

             (a) UCB shall have received copies of Bernau's Employment Agreement, the Production Agreement, the Registration Rights Agreement, the Stockholder's Agreement and the Services Agreement duly executed by the other parties thereto.

             (b) All of the representations and warranties of Purchaser contained herein and in the Transactions shall be correct on and as of the date made and as of the Closing Date as though made on and as of the Closing Date, Purchaser shall have complied with all of its obligations hereunder and thereunder to be satisfied on or prior to the Closing Date, and UCB shall have received a certificate dated as of the Closing Date executed by an officer of Purchaser to that effect.

             (c) UCB shall have received resolutions of the Board of Directors of Purchaser, certified by the Secretary or Assistant Secretary thereof, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing (i) the consummation of each of the transactions contemplated by this Agreement, and (ii) specific officers of Purchaser to execute and deliver this Agreement and each Ancillary Agreement to which Purchaser is a party.

             (d) UCB shall have received resolutions of the Board of Directors of the Purchaser, certified by the Secretary or Assistant Secretary thereof, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing the purchase and acquisition by the Purchaser of the Common Stock to be purchased and acquired by the Purchaser pursuant to this Agreement.

             (e) UCB shall have received certificates of the Secretary or an Assistant Secretary of the Purchaser, dated the Closing Date, as to the incumbency of the officers of the Purchaser executing this Agreement and each Ancillary Agreement to which it is a party and any certificate or other document to be delivered pursuant hereto or thereto.

             (f) All licenses, permits, consents or approvals from or by, and all filings with all notices to, all governmental authorities having jurisdiction, to the extent required for Purchaser to purchase, and UCB to sell, the Common Stock and for Purchaser and each Constituent Corporation to consummate the other transactions contemplated by the Transactions, including from the Oregon Liquor Control Commission and the U.S. Bureau of Alcohol, Tobacco & Firearms, shall have been received or made.

             (g) No United States or state governmental authority or other agency or commission thereof or any court of the United States or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered, and there shall not be threatened, instituted or pending before any United States or state governmental authority or other agency or commission thereof or any court of the United States or state court of competent jurisdiction, any statute, rule regulation, litigation, proceeding, injunction or other order (whether temporary, preliminary or permanent) that has or would have the effect of making the consummation of the transactions described herein illegal, prohibiting consummation of such transactions, seeking damages in connection with such transactions, or otherwise seeking to challenge such transaction or impose limitations on the ability of each Constituent Corporation to exercise its rights under any of the Ancillary Agreements or other document in connection with the Transactions.

            (h) UCB shall have received a favorable opinion of Orrick, Herrington & Sutcliffe LLP, Counsel to the Purchaser, dated the Closing Date and substantially in the form attached hereto as Exhibit 6.2(h), it being understood that to the extent that such opinions of counsel shall rely upon any other opinion of counsel, each such other opinion shall be in form and substance reasonably satisfactory to UCB and shall provide that UCB may rely thereon.

            (i) The sale of the shares of Common Stock hereunder shall have been duly approved by the shareholders of UCB.

            (j) Nor'Wester shall have received a fairness opinion from Needham & Company, Inc. and WVI and each of the WVI Subsidiaries shall have received a fairness opinion from Black & Company in connection with approval by the Constituent Corporations of the Transactions, including the sale and transfer of shares of Common Stock to the Purchaser hereunder.

VII.     ADDITIONAL COVENANTS.

     7.1 BRIDGE LOANS; INTERIM FINANCING.

         Prior to the date of this Agreement, Purchaser has provided interim financing to Nor'Wester in the form of bridge loans consisting of loans in the amounts of $500,000 on October 31, 1996 (the "Initial Loan"), $150,000 on November 8, 1996 and $250,000 on December 27, 1996 (together with the Initial Loan, the "Existing Advance"), and will provide additional amounts as contemplated by this Section 7.1 (collectively, the "Bridge Loans"). Purchaser agrees to provide interim financing in an aggregate amount up to $2.75 million (including the Existing Advance) in amounts and on the dates to be mutually agreed upon by the Purchaser and Nor'Wester, provided, that (i) the parties enter into reasonably satisfactory documents similar to those entered into in connection with the Initial Loan, including, but not limited to a guarantee by Bernau; (ii) the Purchaser perfects a security interest in the assets of North Country and the membership interests of North Country and releases its security interests in Bernau's shares of Common Stock of Willamette Valley

Vineyards; (iii) each time an advance of monies is made, neither Bernau nor any of the Constituent Corporations is in breach of any representation, warranty, covenant or other agreement under this Agreement; (iv) the Bridge Loans have a maturity date 60 days after the date of termination of this Agreement; and (v) if the parties are unable to agree in good faith as to the timing and amounts of the advances pursuant to this Section 7.1, and such failure to agree results in the interruption of the Constituent Corporations' business, then the failure of the Constituent Corporations to meet the projections set forth in Schedule 6.1(n) to the extent caused by such interruption shall not entitle the Purchaser to refuse to close on the basis that the condition set forth in Section 6.1(n) has not been satisfied.

     7.2  RIGHT OF FIRST OFFER.

             (a) Subject to the terms and conditions specified in this
Section 7.2, UCB hereby grants to the Purchaser, as long as it continues to own securities representing at least 10% of the outstanding voting securities of UCB, a right to participate in future sales by UCB of its Shares (as hereinafter defined).

          (b) Each time UCB proposes to offer any shares of, or securities or other right convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), UCB shall first make an offering of a portion of such Shares to the Purchaser in accordance with the following provisions:

                 (i) UCB shall deliver a written notice ("Notice") to the Purchaser stating (1) its bona fide intention to offer such Shares, (2) the number of such Shares to be offered, and (3) the price and terms, if any, upon which it proposes to offer such Shares.

                 (ii) Within 45 calendar days after receipt of the Notice, the Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the number of Shares that when added to the number of shares of Common Stock held by the Purchaser (including for such calculation any shares issuable upon conversion of any capital stock convertible into Common Stock) will give the Purchaser 45% of the Common Stock of UCB on a Diluted Basis after giving effect to the issuance of the Shares.

                  (iii) UCB may during the period following the expiration of the 45-day period provided in subsection (ii) hereof, offer the remaining unsubscribed portion of such Shares which the Purchaser has not elected to purchase to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If UCB does not enter into an agreement for the sale of the Shares within 90 days of the expiration of such 45-day period, or if such agreement is not consummated within 120 days following the expiration of such 45-day period, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Purchaser in accordance herewith.

     7.3 PERCENTAGE OWNERSHIP. So long as the Purchaser continues to own securities representing at least 10% of the then outstanding voting securities of UCB, UCB shall not issue securities to any party which would enable such party to exceed the percentage ownership of the voting securities owned by the Purchaser. From time to time, the Purchaser shall be permitted to request that UCB determine the percentage ownership of the outstanding Common Stock held by the Purchaser or any other Person specified by the Purchaser, as calculated on a Diluted Basis, and UCB shall promptly (but in any event no later than five Business Days after such request is made) and accurately provide the Purchaser with a written determination of the percentage ownership of the outstanding Common Stock of the Purchaser or such other Person, as calculated on a Diluted Basis, as of the date such request is made with such verification and detail as reasonably requested by the Purchaser. Such response given by UCB shall be binding on UCB for purposes of determining the Purchaser's and UCB's rights and obligations under this Agreement and the Ancillary Agreements as of the date such request is made.

     7.4 NO SECURITIES SENIOR TO COMMON STOCK. UCB may not, without the prior written consent of Purchaser, issue any securities (i) having contractual rights, privileges or preferences which are senior to the securities issued to the Purchaser or (ii) which by the terms of UCB's Certificate of Incorporation are senior to the securities issued to the Purchaser.

     7.5 PERMITTED ACQUISITIONS OR INVESTMENTS. Unless waived in writing by the Purchaser, UCB shall not, and shall not permit any of its Subsidiaries to directly or indirectly in any transaction or related series of transactions, acquire or invest in, whether for cash, debt, Stock, or other property or assets or by guaranty of any obligation, any assets (other than cash or cash equivalents) or business the aggregate purchase price of which in any such transaction or related series of transactions exceeds 50% of the book value of UCB's assets on the date of such acquisition or investment immediately before giving effect thereto.

     7.6 SALES OF ASSETS.  Unless waived in writing by the Purchaser:

         (a) UCB shall not, and shall not permit any Subsidiary of UCB to, sell, lease, transfer, convey or otherwise dispose of assets in any transaction or related series of transactions, which assets have an aggregate book value exceeding 50% of the aggregate book value of UCB's assets on the date of such sale, lease, transfer, conveyance or disposition immediately before giving effect thereto; PROVIDED, HOWEVER, that except as otherwise set forth herein, the foregoing shall not prohibit any bona fide sale-leaseback transaction in which all leases entered into by UCB or any Subsidiary of UCB in connection with such transaction are Capital Leases. UCB shall not terminate any such lease prior to its specified term and shall not amend or supplement any such lease, if such amendment or supplement would cause such lease to be classified or accounted for as other than a Capital Lease.

          (b) UCB and its Subsidiaries shall not sell, transfer, convey, license, pledge or otherwise dispose of any trademark or trade name acquired or owned by any of them after the date hereof if 15% or more of the revenues of UCB and its consolidated Subsidiaries for the preceding Fiscal Year were attributable to sales of products using such trademark or trade name or any trademark or trade name listed on Schedule 3.18.

     7.7 BOOKS AND RECORDS. Unless waived in writing by the Purchaser, UCB shall, and shall cause its Subsidiaries to, keep adequate records and books of account with respect to their business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP consistently applied.

     7.8  FINANCIAL AND OTHER INFORMATION.  Unless waived in writing by the
Purchaser:

           (a) MONTHLY STATEMENTS. UCB will deliver to the Purchaser as soon as practicable after the end of each month, but in any event within 30 days thereafter: (i) an unaudited consolidated balance sheet of UCB and its Subsidiaries as at the end of such month, (ii) unaudited consolidated statements of income, retained earnings and changes in financial position of UCB and its Subsidiaries for such month and for the portion of such year ending with such month and (iii) a sales report for such month, which report will show sales by product, by distributor and whether by bottle or draft in each state in which UCB sells its products, in each case for such month and for the portion of the Fiscal Year ending with such month and showing a comparison of such year to date sales results with those of the previous year, including growth figures for each product on a state by state basis.

           (b) SEC FILINGS. UCB will deliver to the Purchaser, promptly upon their becoming available, one copy of each report, notice or proxy statement sent by UCB to its stockholders generally, and of each regular or periodic report (pursuant to the Securities Exchange Act) and any registration statement, prospectus or other writing (other than transmittal letters) (including, without limitation, by electronic means) pursuant to the Securities Act filed by UCB with (i) the SEC or (ii) any securities exchange or the Nasdaq Stock Market on which shares of

Common Stock of UCB are listed or quoted. Prior to filing or making publicly available any such report, notice, proxy statement, registration statement, prospectus or other writing which references or makes any disclosure concerning the Purchaser or its business, UCB shall provide the Purchaser a reasonable opportunity to review such report, notice, proxy statement, registration statement, prospectus or other writing and shall not make any such reference or disclosure to the Purchaser or its business to which the Purchaser reasonably objects, unless, in the reasonable opinion of counsel to UCB failure to make such reference or disclosure would create a reasonable risk of liability under the securities laws.

         (c) PROJECTIONS. UCB will deliver to the Purchaser within 60 days prior to the beginning of each Fiscal Year:

              (A) a projected consolidated balance sheet of UCB and its Subsidiaries, for each month of such Fiscal Year;

               (B) projected consolidated and consolidating cash flow statements of UCB and its Subsidiaries, including summary details of cash disbursements (including Capital Expenditures), for each month of such Fiscal Year; and

               (C) projected consolidated and consolidating income statements of UCB and its Subsidiaries for each quarter of such Fiscal Year;

together with appropriate supporting details.

         (d) OTHER INFORMATION. UCB will deliver to the Purchaser such other information with respect to UCB's or any of its Subsidiaries' business, financial condition or prospects as the Purchaser may, from time to time, reasonably request.

     7.9 COMMUNICATION WITH ACCOUNTANTS. UCB authorizes the Purchaser to communicate directly with its independent certified public accountants and tax advisors and authorizes those accountants to disclose to the Purchaser any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of UCB and any of its Subsidiaries. At or before the Closing Date, UCB shall deliver a letter addressed to such accountants and tax advisors instructing them to comply with the provisions of this Section 7.9, a copy of which letter shall be provided to the Purchaser at the Closing.

     7.10 TAX COMPLIANCE. Unless waived in writing by the Purchaser, UCB shall pay all transfer, excise or similar taxes (not including income or franchise taxes) in connection with the issuance, sale, delivery or transfer by UCB to the Purchaser of the Common Stock and shall indemnify and save the Purchaser therefrom. UCB shall not be responsible for any taxes in connection with the transfer by the Purchaser of the Common Stock. The obligations of UCB under this Section 7.10 shall survive the payment and the termination of this Agreement.

     7.11 INSURANCE. Unless waived in writing by the Purchaser, UCB shall, and shall cause each Subsidiary of UCB to, maintain insurance covering, without limitation, fire, theft, burglary, public liability, property damage, product liability, workers' compensation, key man insurance and insurance on all property and assets, all in amounts customary for the industry. UCB shall, and shall cause each of its Subsidiaries to, pay all insurance premiums payable by them.

     7.12 AGREEMENTS. Unless waived in writing by the Purchaser, UCB shall perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under its credit agreements.

     7.13 EMPLOYEE LOANS. Unless waived in writing by the Purchaser, UCB shall not and shall not permit any Subsidiary of UCB to make or accrue any loans or other advances of money to any employee of UCB or such Subsidiary outside the ordinary course of business consistent with past practice or in excess at any one time of $100,000 in the aggregate for all such loans, other than such loans the principal amounts of which do not exceed in aggregate $200,000 and are required to be repaid on or prior to 30 days after the date such loans are made.

     7.14  CAPITAL STRUCTURE.  Unless waived in writing by the Purchaser:

           (a) UCB shall not make or permit any Subsidiary of UCB to make any changes in its capital structure by means of an amendment of its articles of incorporation or bylaws (including, without limitation, in the terms of its outstanding Stock) other than any increase in its authorized capital stock.

           (b) UCB shall issue, transfer or sell Common Stock for the purposes of raising capital or in connection with any acquisition of any property or business only, if in the good faith judgment of its board of directors, such issuance, transfer or sale, in the light of the other alternatives available to UCB to raise capital or effect such acquisition and the relative costs of such alternatives, the financial and operational flexibility provided to UCB as a result thereof, the effect of such alternatives on the prices required to be paid by UCB in connection with any such acquisition and the relative effect of the available alternatives on the long-term returns to the shareholders of UCB, is in the best interests of UCB and its shareholders.

           (c) UCB shall not, and shall not permit any Subsidiary of UCB to, issue or sell or agree to issue or sell any Stock to any Person engaged in the business of brewing, producing or distributing malt or any alcoholic beverages in North America or India or to any Person known by UCB to be an Affiliate of any such Person other than (i) to any Person, the gross revenues of which Person and all Persons known by UCB to be an Affiliate of such Person resulting from the business of brewing, producing or distributing malt or any other alcoholic beverages in North America or India for the fiscal year preceding the date of such issuance do not exceed $500,000 (which amount shall be increased on each January 1 beginning with January 1, 1997 by the percentage increase in the Consumer Price Index (All Urban Consumers-U.S. City Average) for the preceding calendar year), (ii) to any Person acquiring Stock in any underwritten public offering of the Stock if UCB has not, directly or indirectly directed the sale of Stock to such Person or (iii) to the Purchaser or an Affiliate of the Purchaser.

          (d) UCB shall not, pursuant to any agreement or the terms of any Stock issued by UCB, give to any Person or Group the right to name or designate members of the board of directors of UCB equal to or greater in number than that number that the Purchaser is entitled to designate pursuant to Section 6.1(l).

     7.15 TRANSACTIONS WITH AFFILIATES. Unless waived in writing by the Purchaser, UCB shall not and shall not permit any Subsidiary of UCB to enter into or be a party to any transaction with any Affiliate of UCB or such Subsidiary except (A) pursuant to the reasonable demands of UCB's or such Subsidiary's business or any transaction reasonably related to a reasonable and legitimate business objective of UCB, and, in either case, (x) in the ordinary course of business consistent with past practice or (y) upon fair and reasonable terms that are fully disclosed to the Purchaser and are no less favorable to UCB or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of UCB or such Subsidiary (as determined by the vote of a majority of the independent directors of the board of directors of UCB) or (B) as expressly contemplated by the Transactions. The provisions of this Section 7.15 shall not apply to any transaction between UCB and the Purchaser or any Subsidiary or Affiliate of the Purchaser.

     7.16 GUARANTEED INDEBTEDNESS. Unless waived in writing by the Purchaser, UCB shall not and shall not permit any Subsidiary of UCB to incur any Guaranteed Indebtedness except (i) by endorsement of instruments or items of payment for deposit to the general account of UCB or such Subsidiary, and
(ii) for Guaranteed Indebtedness incurred for the benefit of UCB or any Subsidiary of UCB if the primary obligation is permitted by this Agreement.

     7.17 RESTRICTED PAYMENTS. Unless waived in writing by the Purchaser, UCB shall not and shall not permit any Subsidiary of UCB to make any Restricted Payments nor shall UCB permit any Subsidiary to make such payments with respect to UCB's Stock;

     7.18  EMPLOYEE PLANS.  Unless waived in writing by the Purchaser:

           (a) With respect to other than a Multiemployer Plan, for each Qualified Plan hereafter adopted or maintained by UCB or any of its Subsidiaries, UCB shall (A) seek, or cause its Subsidiaries to seek, and receive determination letters from the IRS to the effect that such Qualified Plan is qualified within the meaning of Section 401(a) of the IRC; and (B) from and after the adoption of any such Qualified Plan, cause such plan to be qualified within the meaning of Section 401(as) of the IRC and to be administered in all material respects in accordance with the requirements of ERISA and Section 401(a) of the IRC.

           (b) With respect to each Welfare Plan hereafter adopted or maintained by UCB or any of its Subsidiaries, UCB shall comply, or cause its Subsidiaries to comply, with all requirements of Section 4980B and Section 5000 of the IRC and the regulations thereunder.

            (c) UCB shall not, directly or indirectly, and shall not permit its Subsidiaries to directly or indirectly by reason of an amendment or amendments to, or the adoption of, one or more Title IV Plans, permit the present value of all benefit liabilities, as defined in Title IV of ERISA (using the actuarial assumptions utilized by the PBGC upon termination of a plan), for which UCB or its Subsidiaries are responsible (A) to increase by more than $50,000 after the date hereof; PROVIDED that this limitation shall not be applicable to the extent that the fair market value of assets allocable to such benefits, all determined as of the most recent valuation date for each such Title IV Plan, is in excess of the benefit liabilities; or
(B) to increase to the extent security must be provided to any Title IV Plan under Section 401(A)(29) of the IRC. Neither UCB nor any of its Subsidiaries shall establish or become obligated under any new Retiree Welfare Plan, or modify any existing Retiree Welfare Plan, which would reasonably be expected to result in the present value of future liabilities under all such plans to increase by more than $50,000 after the date hereof. Neither UCB nor any of its Subsidiaries shall establish or become obligated to any new unfunded Pension Plan, or modify any existing unfunded Pension Plan, which would reasonably be expected to result in the present value of future liabilities under all such plans to increase by more than $50,000 after the date hereof. UCB shall not directly or indirectly, and shall not permit its Subsidiaries to (a) satisfy any liability under any Qualified Plan by purchasing annuities from an insurance company or (b) invest the assets of any Qualified Plan with an insurance company, unless, in each case, such insurance company is rated AA by Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency at the time of the investment. Except as otherwise expressly provided herein, for purposes of this paragraph present values shall be determined in accordance with accepted financial practices.

           (d) UCB, any of its Subsidiaries and any ERISA Affiliate shall not contribute or become obligated to contribute to any Multiemployer Plan where a withdrawal by such person from such plan could reasonably be expected to result in a Withdrawal Liability in excess of $50,000 to UCB.

     7.19 ENVIRONMENTAL MATTERS. Unless waived in writing by the Purchaser, UCB shall and shall cause each of its Subsidiaries to comply in all material respects with the Environmental Laws applicable to it and shall not cause, directly or indirectly, or suffer to occur any one or more releases or disposals of any Hazardous Material at any Facility which may result in material Environmental Liabilities and Costs.

     7.20 MAINTENANCE OF EXISTENCE AND CONDUCT OF BUSINES. Unless waived in writing by the Purchaser, UCB shall, and shall cause each of its Subsidiaries to: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and its rights and franchises;
(ii) continue to conduct its business in the brewing and distributing of malt beverages substantially as now conducted or as otherwise permitted hereunder and shall not engage in any material respect in any other business; (iii) at all times maintain, preserve and protect any trademark or trade name acquired or owned by UCB or any Subsidiary of UCB after the date hereof if 15% or more of the revenues of UCB and its consolidated Subsidiaries for the preceding Fiscal Year were attributable to sales of products using such trademark or trade name and all of its trademarks and trade names set forth on Schedule 7.6(c); (iv) preserve all the remainder of its property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary and proper repairs, renewals and replacements, betterments and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except to the extent such property is disposed of as permitted under Section 7.6 of this Agreement or to the extent such property has become obsolete; and (v) comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority.

     7.21 MERGERS. Unless waived in writing by the Purchaser, UCB shall not consolidate, merge or engage in a share exchange with or into any other corporation, other than (A) a merger of a subsidiary of UCB into UCB whereby UCB is the surviving corporation or (B) a merger whereby (1) UCB will be the surviving corporation in such merger, (2) the holders of UCB's outstanding Common Stock and other securities entitled to ordinary voting power immediately preceding such merger will, immediately after such merger, own shares possessing more than 50% of the aggregate voting power and economic rights of the outstanding capital stock of UCB, (3) no breach by UCB of any covenant contained in this

Agreement or in any Ancillary Agreement or right on behalf of the Purchaser to terminate any Ancillary Agreement shall exist immediately prior to or immediately after such merger, (4) there will be no shares of any class or classes of UCB's capital stock ranking prior to (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding up) the Common Stock after the merger, and (5) the only substantial business of the company merging into UCB is producing or distributing beverages.

     7.22 LIQUIDATION. Unless waived in writing by the Purchaser, UCB shall not liquidate, wind up or dissolve itself.

     7.23 HOSTILE ACQUISITION. Unless waived in writing by the Purchaser, UCB shall not, nor shall it permit any of its Subsidiaries to, engage in any unsolicited transaction for the control of another company which is not approved by the board of directors of such company, whether by open market purchases of the capital stock of such company, by offer for the capital stock of such company or by solicitation of proxies or consents of the shareholders of such company.

     7.24 ACCESS TO BOOKS AND RECORDS. Unless waived in writing by the Purchaser, UCB shall permit representatives of the Purchaser to visit and inspect, at no charge to the Purchaser, any of the properties of UCB and its Subsidiaries, to examine the corporate books and make copies or extracts therefrom and to discuss the affairs, finances and accounts of UCB and its Subsidiaries with the principal officers of UCB, all at such reasonable times, upon reasonable notice and as often as the Purchaser may reasonably request.

     7.25 AUDITORS. Unless waived in writing by the Purchaser, UCB shall not change its independent certified public accounting firm except to any nationally recognized independent certified public accounting firm.

     7.26 EMPLOYEES. UCB acknowledges that, except as may be explicitly provided otherwise in this Agreement, UCB shall have complete responsibility and authority concerning recognition of collective bargaining units within its employees or those of its Subsidiaries, the determination as to whether to enter into collective bargaining agreements or labor agreements with its employees or those of its Subsidiaries, and the terms of any such agreement.

     7.27 RELEASE OF BERNAU'S GUARANTEES. UCB shall use its best efforts to cause Bernau to be released and UCB substituted as guarantor for those obligations set forth on Schedule 7.27; provided that the lender thereof does not seek additional security than that currently in place and that there is not any cost implication to UCB. If UCB is unable to remove Bernau as a guarantor for those obligations set forth on Schedule 7.27, then

UCB will provide Bernau with security in case Bernau is required to satisfy any of the obligations set forth on Schedule 7.27.

     7.28 BUSINESS OPPORTUNITIES. Except as set forth in the Production Agreement, there shall be no limitations on the production, marketing, sale and distribution of the Kingfisher Brands, which activities shall be the exclusive right of the Purchaser. Any opportunity which the Purchaser develops or becomes aware of relating to the production, marketing, sale and distribution of microbrewed beverage products within North America (except opportunities related to the Kingfisher Brands) shall be presented to UCB for pursuit exclusively by UCB, and the Purchaser shall cooperate with UCB in the pursuit of such opportunities. Once presented to UCB, the Board of Directors of UCB shall determine within seven (7) days whether to pursue such opportunity and shall enter into a definitive contract within 30 days of the decision to pursue such opportunity and close such acquisition or investment within 90 days of the decision to pursue such opportunity. If UCB is unwilling or unable to pursue a particular opportunity within the time limits prescribed in the preceding sentence, then the Purchaser will be free to pursue such opportunity. The obligations of the Purchaser under this Section
7.28 shall cease upon the earlier of (i) the Purchaser owning less than 25% of the Common Stock of UCB on a Fully Diluted Basis and not having a representative on the Board of Directors of UCB or (ii) the Purchaser owning less than 15% of the Common Stock of UCB on a Fully Diluted Basis.

     7.29 TERMINATION OF CERTAIN COVENANTS. The obligations of UCB set forth in Sections 7.2 through 7.26 shall terminate on the date on which the Purchaser and all Subsidiaries of Purchaser do not hold, in aggregate 7.5% of the outstanding Common Stock of UCB calculated on a Fully Diluted Basis.

VIII.  TERMINATION.

     8.1 TERMINATION.

         (a) The parties hereto may terminate this Agreement as provided below:

              (i) Purchaser and Nor'Wester may terminate this Agreement by mutual written consent at any time prior to the Closing.

              (ii) This Agreement may be terminated by (A) the Purchaser by giving written notice to Nor'Wester at any time prior to the Closing in the event that any of Bernau or any of the Constituent Corporations has breached any covenant in material respects or has breached any representation or warranty contained in this Agreement or any document relating to the Transactions, Purchaser has notified Bernau or the Constituent Corporation of the breach and the breach has continued without cure for a period of 10 days after the notice of breach (if such breach is curable), (B) Nor'Wester by giving written notice to the Purchaser at any time prior to the Closing in the event that the Purchaser has breached any covenant in material respects or has breached any representation or warranty contained in this Agreement, Nor'Wester has notified the Purchaser of the breach and the breach has continued without cure for a period of 10 days after the notice of breach (if such breach is curable), or (C) written notice from Nor'Wester to the Purchaser, or from the Purchaser to Nor'Wester, at any time after August 31, 1997; PROVIDED, HOWEVER, that the right to terminate this Agreement under this subsection 8.1(a)(ii)(C) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the primary cause of, or resulted primarily in, the failure of the Closing to occur on or before such date.

                   (b) In the event of a termination of this Agreement as described in this Article VIII, all rights and obligations of each party hereunder shall terminate without any liability of either party to the other except for any liability of either party arising out of any breach of this Agreement; PROVIDED HOWEVER, that Section 10.1, 10.2, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.12, 10.13, 10.14 and 10.15 shall survive termination.

IX.  INDEMNIFICATION

     9.1  INDEMNIFICATION.

          (a) Each Constituent Corporation and Bernau, jointly and severally, agrees to indemnify and hold harmless Purchaser, its officers, directors and employees from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind (including Environmental Costs) which may be imposed upon, incurred by or asserted against Purchaser, such officers, directors and employees in any matter relating to or arising out of (i) any untrue representation, breach of warranty or failure to perform any covenants by any Constituent Corporation or Bernau contained herein, the Ancillary Agreements or in the other Transactions to which any Constituent Corporation or Bernau is a party or in any certificate or document delivered pursuant hereto or thereto, (ii) any Environmental Law applicable to any Constituent Corporation, or (iii) any liability of any Constituent Corporation or its Subsidiaries that is not explicitly assumed by Purchaser hereunder, in the Ancillary Agreements or in the Transactions; PROVIDED, HOWEVER, that except with regards to any breach by Bernau of the representations and warranties contained in Sections 3.28 through 3.31 hereof or a breach of the covenants contained in Section 5.12, the only recourse that Purchaser may have against Bernau under this Agreement for indemnification, contribution, reimbursement of expenses or breach of any representation and warranty is limited to the shares in UCB held by Bernau after the Consolidation, which are the subject of the Security Agreement, excluding any shares of Common Stock received by Bernau as a result of the exercise of options to purchase Common Stock granted pursuant to Bernau's Employment Agreement.

             (b) Purchaser agrees to indemnify and hold harmless Bernau and each Constituent Corporation and its officers, directors and employees from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against any Constituent Corporation and such officers, directors and employees in any matter relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants by the Purchaser contained herein, in the Ancillary Agreements or in the other Transactions to which the Purchaser is a party or in any certificate or document delivered pursuant hereto or thereto.

             (c) The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable or common law remedy the Purchaser, Bernau, each Constituent Corporation and their respective officers, directors and employees may have for breach or representation, warranty or covenant.

             (d) No claim may be brought under this Agreement against Bernau based upon a breach of a representation or warranty contained herein, except for a breach of a representation or warranty contained in Sections 3.28 through 3.31, unless written notice describing in reasonable detail the nature and basis of such claim is given on or prior to the day that is one year from the Closing Date.

             (e) Bernau and the Constituent Corporations shall not be obligated to indemnify the Purchaser unless and until the cumulative amount of all losses incurred, suffered or paid by the Purchaser under this Section
9.1 exceeds $150,000 in the aggregate, whereupon the Purchaser shall be entitled to indemnification hereunder for the full amount of all such losses and shall thereafter be entitled to indemnification of losses as such losses are incurred.

              (f) The Purchaser shall not be obligated to indemnify the Bernau and the Constituent Corporations unless and until the cumulative amount of all losses incurred, suffered or paid by Bernau and the Constituent Corporations under this Section 9.1 exceeds $150,000 in the aggregate, whereupon Bernau and the Constituent Corporations shall be entitled to indemnification hereunder for the full amount of all such losses and shall thereafter be entitled to indemnification of losses as such losses are incurred.

X.       MISCELLANEOUS

   10.1 NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whatever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

         IF TO NOR'WESTER AT:
         Nor'Wester Brewing Company,
         66 S.E. Morrison Street
         Portland, OR 97214
         Attention:  James W. Bernau
         Telecopy Number:  (503) 232-2363

         WITH A COPY TO:
         Jack W. Schifferdecker, Jr.
         Ater Wynne Hewitt Dodson & Skerritt
         222 S.W. Columbia, Suite 1800
         Portland, OR 97201
         Telecopy Number:  (503) 226-0079


         IF TO NORTH COUNTRY AT:
         Nor'Wester Brewing Company,
         66 S.E. Morrison Street
         Portland, OR 97214
         Attention:  James W. Bernau
         Telecopy Number:  (503) 232-2363

         WITH A COPY TO:
         Robert Craven
         North Country Brewing Company
         131 Excelsior Avenue
         P.O. Box 376
         Saratoga Springs, NY 12866
         Telecopy Number: (518) 581-1804
         and

         Jack W. Schifferdecker, Jr.
         Ater Wynne Hewitt Dodson & Skerritt
         222 S.W. Columbia, Suite 1800
         Portland, OR 97201
         Telecopy Number:  (503) 226-0079

         IF TO WVI AT:
         Willamette Valley, Inc. Microbreweries Across
          America
         66 S.E. Morrison Street
         Portland, OR 97214
         Attention:  James W. Bernau
         Telecopy Number:  (503) 232-2363

         WITH A COPY TO:
         Gordon R. Hanna
         Donaldson, Albert, Tweet, Connolly, Hanna & Muniz
         340 Vista Avenue, Suite 310
         P.O. Box 968
         Salem, OR 97308

         IF TO AVIATOR ALES, INC. AT:
         Aviator Ales, Inc.
         14316 NE 203rd Street
         Woodinville, Washington 98072
         Attention:  Dusty Wyant
         Telecopy Number:  (206) 487-0847

         WITH A COPY TO:
         Willamette Valley, Inc. Microbreweries Across
          America
         c/o Gordon R. Hanna
         Donaldson, Albert, Tweet, Connolly, Hanna & Muniz
         340 Vista Avenue, Suite 310
         P.O. Box 968
         Salem, OR 97308

         and

         Willamette Valley, Inc. Microbreweries Across
           America
         66 S.E. Morrison Street
         Portland, OR 97214
         Attention:  James W. Bernau
         Telecopy Number:  (503) 232-2363

         IF TO BAYHAWK ALES, INC. AT:
         Bayhawk Ales, Inc.
         2000 Main Street-Suite A
         Irvine, CA 92714
         Attention: David Voorhies

         Telecopy Number: (714) 442-7566

         WITH A COPY TO:
         Willamette Valley, Inc. Microbreweries Across
           America
         c/o Gordon R. Hanna
         Donaldson, Albert, Tweet, Connolly, Hanna & Muniz
         340 Vista Avenue, Suite 310
         P.O. Box 968
         Salem, OR 97308

         and

         Willamette Valley, Inc. Microbreweries Across
           America
         66 S.E. Morrison Street
         Portland, OR 97214
         Attention:  James W. Bernau
         Telecopy Number:  (503) 232-2363

         If to Mile High Brewing Company at:
         Mile High Brewing Company
         2401 Blake Street
         Denver, CO 80205
         Attention: John Carter
         Telecopy Number: (303) 299-9192

         WITH A COPY TO:
         Willamette Valley, Inc. Microbreweries Across
          America
         c/o Gordon R. Hanna
         Donaldson, Albert, Tweet, Connolly, Hanna & Muniz
         340 Vista Avenue, Suite 310
         P.O. Box 968
         Salem, OR 97308

         and

         Willamette Valley, Inc. Microbreweries Across
           America
         66 S.E. Morrison Street
         Portland, OR 97214
         Attention:  James W. Bernau
         Telecopy Number:  (503) 232-2363

         If to Bernau at:
         James W. Bernau
         8800 Enchanted Way, S.E.
         Turner, OR 97392
         Telecopy Number: (503) 588-8894

         IF TO PURCHASER AT:
         United Breweries of America, Inc.
         One Harbor Drive, Suite 102
         Sausalito, CA 94965
         Attention:  Vijay Mallya
         Telecopy Number:  (415) 289-1409

         WITH A COPY TO:
         Alan Talkington
         Orrick, Herrington & Sutcliffe LLP
         Old Federal Reserve Building
         400 Sansome Street
         San Francisco, CA 94111
         Telecopy Number:  (415) 773-5759

     The parties agree to send such notices to such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited, with the United States mail.

     10.2 BINDING EFFECT; BENEFITS. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing is this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

     10.3 AMENDMENT. Any amendment or waiver of any provision of this Agreement, any Ancillary Agreement or the other Transactions or any consent to any departure therefrom shall not be effective unless the same shall be in writing and signed by Nor'Wester, Bernau and the Purchaser and shall specifically refer to this Agreement or such Ancillary Agreement or such Transaction. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by either part to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privilege hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

     10.4 PARTIES IN INTEREST; ASSIGNMENT. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their permitted assignees and the parties entitled to indemnification hereunder, any rights or remedies under or by reason of this Agreement. No assignment of this Agreement or any rights hereunder by any Constituent Corporation, Bernau or the Purchaser shall be given any effect without the prior written consent of all of the others; provided, however, that the Purchaser may, without the prior written consent of any Constituent Corporation and Bernau, assign all of their rights hereunder to one or more entities, 100% of the interests in which are owned directly or indirectly by the Purchaser or otherwise controlled by Vijay Mallya, provided that, notwithstanding any such assignment, the Purchaser shall remain liable to perform all obligations of the Purchaser hereunder. Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

     10.5 REMEDIES. Purchaser, Bernau and each Constituent Corporation, in addition to being entitled to exercise all rights granted by law, including recovery damages, will be entitled to specific performance of their rights under this Agreement. Each Constituent Corporation, Bernau and Purchaser agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate. Each party hereto shall be paid by the other party hereto for any reasonable costs and expenses incurred by it (including reasonable fees and expenses of counsel and whether incurred as a result of negotiations, legal proceedings or otherwise) in connection with the enforcement of its rights under the Transactions against such other party.

     10.6 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the law of the State of California, without regard to the principles thereof regarding conflict of laws; provided that to the extent that the parties hereto (or their officers, directors and shareholders) are required under the Oregon Business Corporation Act to comply with the Oregon Business Corporation Act with respect to any matters arising under this Agreement, nothing in this Section 10.6 shall be deemed to prohibit such compliance or the reference to the Oregon Business Corporation Act for purposes of determining the rights and obligations of the paries hereto (or their officers, directors and shareholders). Each party to this Agreement hereby consents to service of process in the County of San Francisco, California and hereby agrees that all disputes relating to or arising under this Agreement shall be the jurisdiction of the state and federal courts located in the County of San Francisco, California.

     10.7 SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     10.8 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

     10.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     10.10 NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Without the prior written consent of the Constituent Corporation, any information relating to the Constituent Corporation provided to Purchaser in connection with, or as a result of, its acquisition of the Common Stock which is either confidential, proprietary, or otherwise not generally available to the public (but excluding (a) information the Purchaser has obtained independently or from third-party sources without the Purchaser's knowledge that the source has violated any fiduciary duty or other duty not to disclose such information,
(b) information that otherwise becomes generally available to the public, or
(c) information known to Purchaser prior to its receipt of such information in connection with, or as a result of, its purchase of Common Stock hereunder) (the "Confidential Information") will be kept confidential by Purchaser, using the same standard of care in safeguarding the Confidential Information as Purchaser employs in protecting its own proprietary information which Purchaser desires not to disseminate or publish and Purchaser will instruct its directors, officers, and representatives (collectively, "Representatives") as to keep such Confidential Information confidential. It is understood (i) that such Representatives shall be informed by Purchaser of the confidential nature of the Confidential Information and (ii) that such Representatives shall be bound by the provisions of this Section 10.10 as condition of receiving the Confidential Information. Purchaser shall not use any such Confidential Information to produce a malt beverage whose formula duplicates any formula for a malt beverage disclosed by the Constituent Corporation to Purchaser.

     10.11 PUBLICITY. Neither Purchaser nor the Constituent Corporation shall issue any press release or make any public disclosure regarding this Agreement or any of the transactions contemplated hereby without the prior consent of the other party hereto; provided, however, that nothing in this
Section 10.11
shall be deemed to prohibit any party to this Agreement from making any disclosure required by law.

     10.12 ENTIRE AGREEMENT. This Agreement, the Ancillary Agreements and the other documents contemplated by the Transactions constitute the entire agreement among the parties hereto and supersede any prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they are related in any way to the subject matter hereof.

     10.13 FEES AND EXPENSES. Each of the parties hereto shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that Nor'Wester shall pay the costs and expenses (including reasonable legal fees and expenses) incurred by the Purchaser in connection with the Bridge Loans.

     10.14 EXHIBITS AND SCHEDULES. The exhibits and schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     10.15 CONSTRUCTION. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. If either party has breached any representation, warranty or covenant contained herein in any respect, the existence of another representation, warranty or covenant related to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the breach of the former representation, warranty or covenant.

     References of this Agreement shall mean this Investment Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

     IN WITNESS WHEREOF, Nor'Wester, North Country, WVI, the WVI Subsidiaries and Bernau and the Purchaser have executed this Agreement as of the day and year first above written.

                         NOR'WESTER BREWING COMPANY

                         By:  /s/ JAMES W. BERNAU
                             ------------------------
                             Name:  James. W. Bernau
                             Title: President


                         NORTH COUNTRY BREWING COMPANY

                         By:  /s/ JAMES W. BERNAU
                             -----------------------
                             Name:  James W. Bernau
                             Title: President


                         WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS
                                AMERICA

                         By:  /s/ JAMES W. BERNAU
                             -----------------------
                             Name:  James W. Bernau
                             Title: President

                         AVIATOR ALES, INC.

                         By:  /s/ JAMES W. BERNAU
                             -----------------------
                             Name:  James W. Bernau
                             Title: President

                         BAYHAWK ALES, INC.

                         By:  /s/ JAMES W. BERNAU
                             -----------------------
                             Name:  James W. Bernau
                             Title: President

                         MILE HIGH BREWING COMPANY

                         By:  /s/ JAMES W. BERNAU
                             -----------------------
                             Name:  James W. Bernau
                             Title: President

                         JAMES W. BERNAU


                         By:  /s/ JAMES W. BERNAU
                             -----------------------
                              Name:  James W. Bernau

                         UNITED BREWERIES OF AMERICA, INC.

                         By:  /s/ VIJAY MALLYA
                             -----------------------
                             Name:  Vijay Mallya
                             Title: Chairman

                                      AMENDMENT


         This Amendment (the "Amendment") to (i) the Investment Agreement (the "Investment Agreement") dated January 30, 1997, by and among Nor'Wester Brewing Company, Inc. ("Nor'Wester"), North Country Joint Venture, LLC ("North Country"), Willamette Valley, Inc. Microbreweries Across America ("WVI") and each of the entities identified in Schedule 1.0 thereto (collectively, the "WVI Subsidiaries"), James W. Bernau ("Bernau") and United Breweries of America, Inc. ("UBA"); (ii) the Credit Agreement (the "Credit Agreement") dated January 30, 1997, by and between Nor'Wester and UBA; and (iii) various exhibits and schedules to the Investment Agreement and the Credit Agreement all as more fully described below, is entered into as of May 14, 1997.

                                       RECITALS

         WHEREAS, certain of the parties entered into the Investment Agreement, the Credit Agreement and certain related documents, instruments and agreements on January 30, 1997; and

         WHEREAS, the parties desire to amend the Investment Agreement, the Credit Agreement and certain related documents, instruments and agreements.

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto agree as follows:

                                      AGREEMENT

         1. The definition of "Bridge Loan Shares" on page 2 of the Investment Agreement shall be deleted.

         2. On page 2 of the Investment Agreement, the following paragraph shall be added after the definition of "Business Day" and before the definition of "Capital Expenditures":

         ""Cancellation Shares" shall have the meaning set forth in Section
    2.1."

         3. The definition of "Diluted Basis" on page 3 of the Investment Agreement shall be amended by adding the words "or to Vijay Mallya pursuant to the Services Agreement" after the words "Employment Agreement" in the eighth line of such definition.

         4. Section 2.1 of the Investment Agreement shall be amended to read in its entirety as follows:

         "2.1 PURCHASE AND TRANSFER OF EQUITY SECURITIES. Subject to the terms and conditions set forth in this Agreement, (i) the Purchaser agrees to subscribe for and purchase from UCB, and UCB agrees to issue and sell to the Purchaser, 1,047,619 shares of Common Stock (the "Purchase Shares"), for $5,500,000 and (ii) Bernau agrees to transfer to Purchaser 83,109 shares of Common Stock (the "Transfer Shares"), and Bernau agrees to transfer to UCB 174,912 shares of Common Stock (the "Cancellation Shares"), in consideration for
    (a) forestalling any potential lawsuits from current shareholders of the Constituent Corporations and thus supporting the financial viability of UCB on an ongoing basis, (b) inducing the investment by the Purchaser contemplated by this Agreement, thus protecting Bernau's investment in the Constituent Corporations, and (c) protecting Bernau's goodwill and general business reputation, all as more fully described in Section 2.2 hereof. After giving effect to the Consolidation and the other transactions contemplated by this Agreement, the Purchase Shares and the Transfer Shares shall collectively total 40.00% of the outstanding Common Stock of UCB on a Diluted Basis."

         5. The second paragraph of Section 2.2 of the Investment Agreement shall be amended in its entirety to read as follows:

         "On the Closing Date, (i) Bernau shall deliver to the Purchaser certificates representing the Transfer Shares to be transferred to the Purchaser registered in the Purchaser's name (subject to the requirements of Section 10.4) and in such denominations as the Purchaser requests, (ii) Bernau shall deliver to UCB certificates representing the Cancellation Shares to be transferred to UCB registered in UCB's name and UCB shall take all necessary corporate action to have such Cancellation Shares cancelled, and (iii) UCB shall deliver to the Purchaser certificates representing the Purchase Shares, registered in the Purchaser's name (subject to the requirements of Section 10.4) and in such denominations as the Purchaser requests against delivery by the Purchaser of the purchase price therefor consisting of (a) a certified or bank check in the name of UCB in the amount of $2,750,000 plus an amount equal to the difference between the full amount of the $2,750,000 Bridge Loans and the actual amount loaned by UBA under the Bridge Loans and (b) if all of the outstanding principal amount due under the Bridge Loans has been repaid, a certified or bank check in the name of UCB in the amount of $2,750,000, otherwise, by contributing to UCB the aggregate principal amount due under the Bridge Loans as of the Closing Date."

         6. Section 2.4 of the Investment Agreement shall be amended by adding the words "and Black & Company" after the words "hereof, (a) Bernau" on the first line of that section and by adding the words ", Black & Company" after the words "between Bernau" on the third line of that section.

         7. Section 3.2 of the Investment Agreement shall be amended by (i) replacing the words "Nor'Wester and Bernau shall take all necessary corporate action to cause, and shall cause, UCB to" in the first and second lines of text with the words "UCB shall"; (ii) by deleting the words "and the Bridge Loan Shares" in the eighth and ninth lines of text; (iii) by replacing the number "45.00000%" with the number "40.00%"; and (iii) by replacing the number "10.000005%" with the number "10.00%".

         8. Section 6.1(l)(v) shall be amended to read in its entirety as follows:

         "(v) the Employment Agreement between Vijay Mallya and UCB dated the Closing Date and in a form satisfactory to the Purchaser and UCB (the "Services Agreement") in which, among other things, UCB agrees to pay Vijay Mallya $126,000 per year for services rendered and UCB grants Vijay Mallya options to purchase shares of UCB Common Stock in an amount equal to 4% of the oustanding Common Stock of UCB on a Fully Diluted Basis at an exercise price of $5.25 per share."

         9. Section 6.1(n) of the Investment Agreement shall be amended to read in its entirety as follows:

         "(n) The net worth of the Constituent Corporations combined, prepared in accordance with GAAP shall not be less than $10.0 million as of the Closing Date and before taking into account any write downs related to the sale of the assets of Bayhawk Ales, Inc. and any gains related to the sale of the assets of Mile High Brewing Company."

         10. Section 6.1 of the Investment Agreement shall be amended by adding a new section 6.1(u) which shall read in its entirety as follows:

         "(u) UCB shall have received the Cancellation Shares as contemplated by Section 2.2 and shall have cancelled the Cancellation Shares."

         11. Section 6.1 of the Investment Agreement shall be amended by adding a new section 6.1(v) which shall read in its entirety as follows:

         "(v) If the Purchaser contributes the aggregate principal amount due under the Bridge Loans as partial payment for the Purchase Shares as described in Section 2.2, then the accrued interest up to and including the Closing Date due under the Bridge Loans shall have been paid in cash to Purchaser."

         12. Section 6.2 of the Investment Agreement shall be amended by deleting the words "and the Bridge Loan Shares" in the second and third lines of text and adding the words "and the Cancellation Shares" after the words "Transfer Shares" in the third line of text.

         13. Section 7.28 of the Investment Agreement shall be amended by adding the words "After the Closing Date, but not prior to such date, any" and deleting the word "Any" at the beginning of the second sentence.

         14. Section 10.13 of the Investment Agreement shall be amended by adding the words "; provided, further, that all costs and expenses (including legal fees and expenses) incurred by Purchaser in connection with the Consolidation shall be reimbursed by Nor'Wester, or alternatively, Purchaser may use funds from the Bridge Loans to pay such costs and expenses. If this Agreement is terminated prior to Closing, all costs and expenses (including legal fees and expenses) that have not been previously reimbursed or funded through the Bridge Loans shall be added to the principal amount outstanding under the Bridge Loans. In addition, all costs and expenses incurred by the Purchaser relating to the possible acquisition of other companies or other investment opportunities shall be reimbursed if the Closing occurs and UCB is the acquiring company or the company making the investment." after the words "the Bridge Loans" in the last line of that section.

         15. Schedule 3.1(d) to the Investment Agreement shall be replaced in its entirety by Revised Schedule 3.1(d), a copy of which is attached hereto as ATTACHMENT A.

         16. Schedule 6.1(l)(i) to the Investment Agreement shall be amended by replacing the fourth bullet point with a new bullet point to read in its entirety as follows:

         "- Receive options to purchase shares of Common Stock in an amount equal to 4% of the total number of shares outstanding on a Fully Diluted Basis

              - 25% of the shares vest upon Closing, remaining shares subject to three year straight-line vesting
              -    Fully vest upon termination
              -    Exercisable up to 5 years following termination
              -    Exercise price equal to $5.25 per share"

         17.  Schedule 6.1(n) of the Investment Agreement shall be deleted.

         18. Exhibit 2.4(a) to the Investment Agreement, the Stockholder's Agreement, shall be deleted in its entirety and replaced with Revised Exhibit 2.4(a) to read in its entirety as set forth in ATTACHMENT B.

         19. Exhibit 5.9(a)(i) to the Investment Agreement, the Form of Certificate of Incorporation for United Craft Brewers, Inc., shall be deleted in its entirety and replaced with Revised Exhibit 5.9(a)(i) to read in its entirety as set forth in ATTACHMENT C.

         20. Exhibit 5.9(a)(ii) to the Investment Agreement, the Form of By-laws for United Craft Brewers, Inc., shall be deleted in its entirety and replaced with Revised Exhibit 5.9(a)(ii) to read in its entirety as set forth in ATTACHMENT D.

         21. Exhibit 6.1(a) to the Investment Agreement shall be replaced in its entirety by Revised Exhibit 6.1(a), a copy of which is attached hereto as ATTACHMENT E.

         22. Exhibit 6.2(h) to the Investment Agreement shall be replaced in its entirety by Revised Exhibit 6.2(h), a copy of which is attached hereto as ATTACHMENT F.

         23. Each reference in the Credit Agreement to "Convertible Note" shall be deleted and replaced with the term "Note", the definition of Convertible Note set forth in

Section 1.01 of the Credit Agreement as so deleted and replaced shall be moved so that the definition of "Note" immediately preceeds the definition of "North Country", and the word "convertible" appearing in Section 2.03 of the Credit Agreement shall be deleted.

         24. Exhibit A to the Credit Agreement (the Form of Convertible Promissory Note) shall be deleted in its entirety and replaced with a new Exhibit A to the Credit Agreement (the Form of Note) to read in its entirety as set forth on ATTACHMENT G.

         25. Each reference in the Credit Agreement, the Security Agreement, the Pledge Agreement and the Personal Guaranty to the "Investment Agreement" shall be deemed to be a reference to the Investment Agreement as amended by this Amendment.

         26. Each reference in the Security Agreement, the Pledge Agreement and the Personal Guaranty to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

         27. The amendments effected above shall become effective on May 14, 1997, subject to (i) execution by each of the parties hereto in the space provided below, (ii) receipt by UBA of an amended and restated Convertible Promissory Note, duly executed by Nor'Wester, in the form of Exhibit A to the Credit Agreement, as amended by this Amendment and (iii) receipt by Nor'Wester of the Guarantor Consent, duly executed by UB International Ltd., in the form set forth on ATTACHMENT H.

         28. The parties hereby affirm that the Investment Agreement, the Credit Agreement, the Security Agreement, the Pledge Agreement and the Personal Guaranty as amended hereby, constitute the entire agreements among the parties pertaining to the subject matters thereof and supersede all prior agreements and understandings pertaining thereto.

         29. The Investment Agreement, the Credit Agreement, the Security Agreement, the Pledge Agreement and the Personal Guaranty as amended hereby, remain in full force and effect.

         30. United Craft Brewers, Inc., for the consideration set forth above and in the Investment Agreement, hereby affirms its rights and obligations under the Investment Agreement, as hereby amended, and agrees to comply with all of its agreements thereunder or hereunder.

         31. Unless otherwise defined herein, all capitalized terms used herein and defined in the Investment Agreement or the Credit Agreement shall have the respective meanings given to those terms in the Investment Agreement or the Credit Agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date written above.


                             NOR'WESTER BREWING COMPANY



                             By:    /s/ James W. Bernau
                                 -----------------------------------------
                             Name:  James W. Bernau
                             Title: President


                             NORTH COUNTRY BREWING COMPANY



                             By:    /S/ James W. Bernau
                                 -----------------------------------------
                             Name:  James W. Bernau
                             Title: President

                             WILLAMETTE VALLEY, INC.
                             MICROBREWERIES ACROSS AMERICA


                             By:    /s/ James W. Bernau
                                 -----------------------------------------
                             Name:  James W. Bernau
                             Title: President


                             AVIATOR ALES, INC.


                             By:    /s/ James W. Bernau
                                 -----------------------------------------
                             Name:  James W. Bernau
                             Title: President


                             BAYHAWK ALES, INC.


                             By:    /S/ James W. Bernau
                                 -----------------------------------------
                             Name:  James W. Bernau
                             Title: President

                             MILE HIGH BREWING COMPANY


                             By:    /s/ James W. Bernau
                                 -----------------------------------------
                             Name:  James W. Bernau
                             Title: President


                             JAMES W. BERNAU


                             By:    /s/ James W. Bernau
                                 -----------------------------------------
                             Name:  James W. Bernau


                             UNITED BREWERIES OF AMERICA, INC.



                             By:    /S/ Vijay Mallya
                                 -----------------------------------------
                             Name:  Vijay Mallya
                             Title: Chairman


                             UNITED CRAFT BREWERS, INC.



                             By:    /s/ Vijay Mallya
                                 -----------------------------------------
                             Name:  Vijay Mallya
                             Title: Chairman and Chief Executive Officer

                                                                        ANNEX B


                             [AGREEMENT AND PLAN OF MERGER]

--------------------------------------------------------------------------------




                             AGREEMENT AND PLAN OF MERGER

                                     ------------


                                     DATED AS OF

                                     MAY 14, 1997

                                     ------------

                                     BY AND AMONG


                              UNITED CRAFT BREWERS, INC.

                                         AND

                           NOR'WESTER BREWING COMPANY, INC.
                                  AVIATOR ALES, INC.
                                  BAYHAWK ALES, INC.
                              MILE HIGH BREWING COMPANY
                WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA



--------------------------------------------------------------------------------

                             AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER, dated as of May 14, 1997 (this "Agreement"), by and among United Craft Brewers, Inc., a Delaware corporation ("UCB"), Nor'Wester Brewing Company, Inc., an Oregon corporation ("Nor'Wester"), Aviator Ales, Inc., a Delaware corporation ("Aviator"), Bayhawk Ales, Inc., a Delaware corporation ("Bayhawk), Mile High Brewing Company, a Delaware corporation ("Mile High"), and Willamette Valley, Inc. Microbreweries Across America, an Oregon corporation ("WVI") (collectively, Nor'Wester, Aviator, Bayhawk, Mile High and WVI are the "Constituent Corporations").

                                      RECITALS:

     A. The Constituent Corporations, James W. Bernau ("Bernau"), and United Breweries of America, Inc., a Delaware corporation ("UBA") entered into an Investment Agreement dated January 30, 1997, as amended (the "Investment Agreement"), pursuant to which the parties agreed upon the terms and conditions of (i) the formation of UCB, (ii) the purchase of 1,047,619 shares of UCB Common Stock by UBA, (iii) a series of bridge loans in the aggregate amount of $2,750,000 from UBA to Nor'Wester, (iv) the transfer of 83,109 shares of UCB Common Stock by Bernau to UBA, and (v) the transfer of 174,912 of UCB Common Stock by Bernau to UCB for cancellation, (vi) the consolidation of the Constituent Corporations whereby each Constituent Corporation shall become a wholly-owned subsidiary of UCB, except for WVI which shall cease to exist upon its merger with and into UCB.

     B. Pursuant to the Investment Agreement, UBA has agreed to form UCB and to cause UCB to take all action necessary to properly form, and to properly form as UCB's wholly owned subsidiaries Nor'Wester Acquistion Sub, Inc. ("Sub1"); Aviator Acquisition Sub, Inc. ("Sub2"); Bayhawk Acquisition Sub, Inc. ("Sub3"); and Mile High Acquisition Sub, Inc. ("Sub4") (collectively the "UCB Acquisition Subsidiaries").

     C. The respective Boards of Directors of UCB and the Constituent Corporations have each determined that it is in the best interest of their respective corporations and their stockholders for the UCB Acquisition Subsidiaries to merge with and into Nor'Wester, Aviator, Bayhawk and Mile High, respectively, and for WVI to merge with and into UCB (each a "Merger," and collectively, the "Consolidation"), pursuant to which each issued and outstanding share of Common Stock of Nor'Wester, Aviator, Bayhawk, Mile High, and WVI (except for shares of Aviator Common Stock, Bayhawk Common Stock, and Mile High Common Stock owned by WVI, which shares shall be extinguished and in exchange for which no UCB Common Stock or other consideration shall be paid) will be converted into the number of shares of the Common Stock, par value $.001 per share, of UCB ("UCB Common Stock") determined in accordance with the exchange ratios described in Section 3.1(a) of this Agreement (the "Exchange Ratios").

     D. The Board of Directors of UCB have approved and adopted the Investment Agreement, this Agreement, the Mergers, the Consolidation, and the issuance of UCB

Common Stock in connection herewith and agreed to cause the UCB Acquisition Subsidiaries to take all action to be taken by the UCB Acquisition Subsidiaries, and each of them, under this Agreement.

     E. The respective Boards of Directors of the Constituent Corporations have approved and adopted the Investment Agreement, this Agreement, the Mergers and the Consolidation, and have resolved to recommend that their respective stockholders approve this Agreement, the Mergers, and the Consolidation.

     F. For federal income tax purposes, it is intended that the Mergers and the Consolidation shall qualify as a reorganization within the meaning of
Section 368(a) or, alternatively, as a transaction qualifying for non-recognition under Section 351 of the Internal Revenue Code of 1986 (the "Code"), as amended.

     NOW, THEREFORE, in consideration of the premises, the representations, warranties and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereby agree as follows:


                                      ARTICLE 1

                                  THE CONSOLIDATION

     1.1 THE MERGERS. At the Effective Time and subject to and upon the terms and conditions of this Agreement, (i) Sub1 shall be merged with and into Nor'Wester, (ii) Sub2 shall be merged with and into Aviator, (iii) Sub3 shall be merged with and into Bayhawk, (iv) Sub4 shall be merged with and into Mile High, and (v) WVI shall be merged with and into UCB, all in accordance with the provisions of the Delaware General Corporation Law (the "DGCL") and, in the cases of the merger of Sub1 with and into Nor'Wester and the merger of WVI with and into UCB, in accordance with the Oregon Business Corporation Act (the "OBCA"). Following the Mergers, UCB, Nor'Wester, Aviator, Bayhawk, and Mile High shall continue as the surviving corporations under their current names (the "Surviving Corporations") and the separate corporate existence of each of the UCB Acquisition Subsidiaries and WVI shall cease.

     1.2 EFFECTIVE TIME. Each Merger with respect to a particular Constituent Corporation shall become effective on the date and at the time (the "Effective Time") that the certificate of merger (the "Certificate of Merger"), which shall be filed with the Secretary of State of the state of Delaware (the "Delaware Secretary") and, with respect to the merger of Nor'Wester with and into Merger Sub1, the articles of merger (the "Articles of Merger"), which shall be filed with the Secretary of State of the state of Oregon (the "Oregon Secretary"), and with respect to the Merger of WVI with and into UCB the Articles of Merger and the Certificate of Merger, which shall be filed with the Oregon Secretary and the Delaware Secretary, respectively, are filed with the Delaware Secretary and the Oregon Secretary, as applicable, in each case on the Closing Date.

     1.3 CLOSING. Subject to the fulfillment or waiver of the conditions set forth in Article 6, the closing of the Mergers and the Consolidation (the "Closing") shall take place (a) at the offices of Orrick, Herrington & Sutcliffe, LLP, Old Federal Reserve Bank Building, 400 Sansome Street, San Francisco, California, 94111, at 9:30 a.m. within five (5) business days following the last meeting of stockholders of the Constituent Corporations at which approval of the Mergers and the Consolidation is duly obtained, or (b) at such other place and/or time and/or on such other date as the parties may mutually determine.

     1.4 ACTION BY UCB ACQUISITION SUBSIDIARIES. UCB shall form the UCB Acquisition Subsidiaries as its wholly owned subsidiaries and thereafter shall cause the UCB Acquisition Subsidiaries to take all action to be taken by the UCB Acquisition Subsidiaries, and each of them, under this Agreement.


                                      ARTICLE 2

                                 TERMS OF THE MERGERS

     2.1 EFFECTS OF THE MERGERS. The separate corporate existence of UCB, Nor'Wester, Aviator, Bayhawk, and Mile High, with all their respective purposes, objects, rights, privileges, powers, certificates and franchises, shall continue unimpaired by the Mergers. At the Effective Time, the separate corporate existence of the UCB Acquisition Subsidiaries and WVI shall cease, and the Surviving Corporations shall succeed to all the properties and assets of the Constituent Corporations and to all debts, choses in action and other interests due or belonging to the Constituent Corporations and shall be subject to, and responsible for, all the debts, liabilities and duties of the Constituent Corporations with the effects provided by the applicable provisions of the DGCL and the OBCA.

     2.2  ARTICLES OF INCORPORATION AND BYLAWS.

          (a) The respective Articles of Incorporation or Certificate of Incorporation, as applicable, of UCB, Nor'Wester, Aviator, Bayhawk and Mile High in effect immediately prior to the Effective Time shall be the Articles of Incorporation or Certificate of Incorporation of the Surviving Corporations until amended in accordance with the provisions of the DGCL or the OBCA, as applicable.

          (b) The respective Bylaws of UCB, Nor'Wester, Aviator, Bayhawk and Mile High as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporations until duly amended in accordance with applicable law, the Articles of Incorporation of the Surviving Corporations and such Bylaws.

     2.3 DIRECTORS. The initial directors of Sub1, Sub2, Sub3, and Sub4 immediately prior to the Effective Time shall be the Directors of Nor'Wester, Aviator, Bayhawk, and Mile High, respectively, from and after the Effective Time and shall hold office in accordance with the Articles of Incorporation and Bylaws of the respective Surviving Subsidiary, from the Effective Time until their respective successors are duly elected or appointed and qualified. From and after the Effective Time, the Board of Directors of UCB shall consist of those members as are determined in accordance with Section 6.1(k) of the Investment Agreement.

     2.4 OFFICERS. The respective officers of Nor'Wester, Aviator, Bayhawk, Mile High, and WVI shall resign immediately prior to the Effective Time and the initial officers of each of the Surviving Corporations shall be appointed by the initial directors of each of the Surviving Corporations and shall hold office in accordance with the Articles of Incorporation and Bylaws of the respective Surviving Corporation from the Effective Time until their respective successors are duly elected or appointed and qualified.


                                      ARTICLE 3

                         MERGER CONSIDERATION; CONVERSION OR
                         CANCELLATION OF SHARES IN THE MERGER

     3.1  MANNER OF CONVERTING SHARES.  Except as provided in Section 3.2 and
Section 3.3 of this Agreement, as of the Effective Time, by virtue of the Mergers and without any action on the part of the holders of any shares of Common Stock of the Constituent Corporations (the "Constituent Corporation Stock") or the holders of any shares of Common Stock of the UCB Acquisition Subsidiaries (the "Acquisition Subsidiary Stock") or the holders of UCB Common
Stock:

          (a) Each share of Constituent Corporation Stock outstanding immediately prior to the Effective Time (other than (i) Constituent Corporation Stock held by WVI and (ii) Constituent Corporation Stock as to which dissenters' rights, if available, shall have been exercised) shall be converted at the Effective Time into the right to receive from UCB that number of fully-paid, validly issued and non-assessable shares of UCB Common Stock in accordance with the respective Exchange Ratios as set forth below:

               Nor'Wester...................0.3333333 shares
               WVI..........................0.0785714 shares
               Aviator......................0.0523809 shares
               Bayhawk......................0.0785714 shares
               Mile High....................0.0523809 shares

          (b) Each share of Acquisition Subsidiary Stock of Sub1, Sub2, Sub3, and Sub4 outstanding immediately prior to the Effective Time shall be converted into one share of Common Stock of Nor'Wester, Aviator, Bayhawk, and Mile High, respectively.

          (c) Except as provided in Section 3.3 of this Agreement, as of and after the Effective Time, no holder of any Constituent Corporation Stock shall have any rights as a holder of Constituent Corporation Stock, other than to receive the consideration specified in this Section 3.1, as adjusted for any fractional shares as provided in Section 3.5.

          (d) If, prior to the Effective Time, UCB should split or combine the UCB Common Stock, or pay a stock dividend or other stock distribution in UCB Common Stock, or otherwise change the UCB Common Stock into any other securities, or make any other dividend or distribution with respect to the UCB Common Stock, then the Exchange Ratios shall be approximately adjusted to reflect such split, combination, dividend, or other distribution or change.

     3.2 CANCELLATION OF STOCK. At the Effective Time, all shares of Constituent Corporation Stock that are owned directly or indirectly by WVI shall be cancelled without any consideration being payable therefore.

     3.3 SHARES OF DISSENTING STOCKHOLDERS. Any shares of Constituent Corporation Stock outstanding immediately prior to the Effective Time and held by persons who are entitled under applicable law to exercise, and who have duly exercised, their rights of appraisal with respect to any Merger ("Dissenting Stockholders") shall not be converted as described in Section 3.1 of this Agreement but shall become the right to receive the consideration as may be determined to be due to such Dissenting Stockholders pursuant to the DGCL or the OBCA, as applicable. Provided, however, that Constituent Corporation Stock outstanding immediately prior to the Effective Time and outstanding at the Effective Time held by any Dissenting Stockholder who shall, after the Effective Time, withdraw his demand for appraisal or otherwise lose his right of appraisal as provided in the applicable laws, shall be deemed to be converted into the right to receive the consideration set forth in Section 3.1.

     3.4  EXCHANGE OF CERTIFICATES.

          (a) At the Effective Time, UCB shall make available to itself, or any other entity appointed by UCB as a registrar, transfer agent and/or exchange agent (the "Exchange Agent") the shares of UCB Common Stock issuable in accordance with Section 3.1 of this Agreement; and, if applicable, pay to the Exchange Agent any cash UCB is required to pay for fractional shares pursuant to
Section 3.5 of this Agreement (the "Exchange Fund"). Any shares of UCB Common Stock or cash in the Exchange Fund and held by the Exchange Agent six months after the Effective Time shall be returned to UCB no later than the fifth business day after such sixth month anniversary. Thereafter, any holders of Constituent Corporation Stock who have not complied with this Section shall look only to UCB to receive the consideration set forth herein with respect to their shares of Constituent Corporation Stock without interest thereon.

          (b) The Exchange Agent shall make the payments provided for in this Agreement out of the Exchange Fund, if applicable. The Exchange Fund shall be used only for the purposes provided in this Agreement.

          (c) As soon as practicable after the Effective Time, the Exchange Agent shall mail to each record holder of an outstanding certificate or certificate which immediately prior to the Effective Time represented shares of Constituent Corporation Stock (the "Certificates"), a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass only upon proper delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates in exchange for certificates representing the shares of UCB Common Stock and the cash in lieu of fractional shares, if any, into which the shares of Constituent Corporation Stock represented by such Certificates shall have been converted pursuant to this Agreement. Upon proper surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefore, as applicable, (i) a certificate representing that number of whole shares of UCB Common Stock as computed in accordance with Section 3.1 of this Agreement and (ii) a check representing the amount of cash in lieu of fractional shares, if any, that such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions of this Article 3, and the Certificate so surrendered shall be cancelled.

          (d) No dividends or other distributions declared or made after the Effective Time on the UCB Common Stock shall be paid to the holder of any unsurrendered Certificate until the holder of record of such Certificate shall surrender such Certificate. Provided, however, that upon surrender of a Certificate, but subject to the effect, if any, of applicable escheat and other laws, there shall be paid to the holder of such Certificate, without interest, the amount of dividends or distributions, if any, which theretofore became payable, but which were not paid by reason of the foregoing, with respect to the number of whole shares of UCB Common Stock represented by the Certificate(s) issued upon such surrender.

          (e) All UCB Common Stock delivered upon the surrender for exchange of Constituent Corporation Stock in accordance with the terms hereof shall be deemed to have been delivered in full satisfaction of all rights pertaining to such Constituent Corporation Stock. After the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Constituent Corporations of the Constituent Corporation Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented for any reason, they shall be canceled and exchanged as provided in this Section 3.4(e).

     3.5 FRACTIONAL SHARES. No certificate or scrip representing fractional shares of UCB Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to enjoy any other rights of a stockholder of UCB. In lieu thereof, each holder of Constituent Corporation Stock who would otherwise be entitled to a fraction of a share of UCB Common Stock (after aggregating all fractional shares of UCB Common Stock to be received by such holder) shall receive from UCB an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction multiplied by (ii) $5.25.

     3.6  CONSTITUENT CORPORATION STOCK OPTION PLANS.

          (a) Prior to the Effective Time, UCB shall take such action as may be necessary to cause each unexpired and unexercised option to purchase shares of Constituent Corporation Stock (each a "Constituent Corporation Option") under the respective stock incentive or stock option plans of the Constituent Corporations (the "Option Plans") which is not exercised or does not by its terms terminate at or prior to the Effective Time, to be automatically converted at the Effective Time into an option (a "UCB Option") to purchase a number of shares of UCB Common Stock equal to the number of shares of Stock that could have been purchased under the Constituent Corporation Option multiplied by the applicable Exchange Ratio (rounded downward to the nearest whole share), at a price per share of UCB Common Stock equal to the option exercise price determined pursuant to the Constituent Corporation Option divided by the applicable Exchange Ratio (rounded upward to the nearest whole cent). Each such UCB Option shall otherwise be subject to the same terms and conditions as the Constituent Corporation Option; provided, however, that there shall be no accelerated exercisability of any Constituent Corporation Option solely as a result of the Mergers. At the Effective Time, all references in the stock option agreements to any of the Constituent Corporations shall be deemed to refer to UCB. UCB shall (i) assume all of the Constituent Corporations' obligations with respect to UCB Options as so amended, (ii) reserve for issuance the number of shares of UCB Common Stock that will become subject to UCB Options pursuant to this Section 3.6, (iii) from and after the Effective Time, upon exercise of the UCB Options, make available for issuance all shares of UCB Common Stock covered thereby, and (iv) promptly after the Effective Time, issue to each holder of an outstanding Constituent Corporation Option a document evidencing the foregoing assumption by UCB.

          (b) It is the intention of the parties that the UCB Options assumed by UCB qualify following the Effective Time of the Mergers as incentive stock options as defined in Section 422 of the Code to the extent the Constituent Corporation Options qualified as incentive stock options prior to the Effective Time of the Mergers.


                                      ARTICLE 4

                           REPRESENTATIONS AND WARRANTIES
                           OF THE CONSTITUENT CORPORATIONS

     Each Constituent Corporation makes the following representations and warranties to and for the benefit of each of the other Constituent Corporations and UCB:

     4.1 AUTHORIZED AND OUTSTANDING SHARES OF CAPITAL STOCK. Schedule 4.1(a) sets forth the number of shares of Common Stock and Preferred Stock of WVI, Aviator, Bayhawk, and Mile High that is authorized and outstanding and subject to options, respectively, as of the date hereof. All of the issued and outstanding shares are, and as of the Closing Date will be, validly issued, fully paid and non-assessable. A list of all of the holders who beneficially own in excess of five percent (5%) of the outstanding shares of Common Stock and Preferred Stock of each of the Constituent Corporations, indicating the number of shares of Common Stock and Preferred Stock, respectively, owned by each such holder on the date hereof and to be owned by each such holder after the Consolidation, is set forth on Schedule 4.1(b). Except as set forth on Schedule 4.1(a), (i) there is no existing option, warrant, call, commitment or other agreement to which any Constituent Corporation is a party requiring, and there are no convertible securities of any Constituent Corporation outstanding which upon conversion would require, the issuance of any additional share of Stock of any Constituent Corporation or other securities convertible into shares of equity securities of any Constituent Corporation, and (ii) there are no agreements to which any

Constituent Corporation is a party or, to the best knowledge of any Constituent Corporation, to which such Constituent Corporation is not a party, in each case, among, between or with any of the stockholders of any Constituent Corporation with respect to the voting or transfer of the Stock of the Constituent Corporations or with respect to any other aspect of any Constituent Corporation's affairs. Schedule 4.1(a) sets forth complete, correct and accurate statements of the option terms, exercise price and identity of the optionee with respect to each outstanding stock option or other stock incentive of each of the Constituent Corporations. There are no stockholders' preemptive rights or rights of first refusal or other similar rights with respect to the issuance of Stock by any Constituent Corporation, other than pursuant to the Investment Agreement.

     4.2 AUTHORIZATION AND ISSUANCE OF EQUITY SECURITIES. UCB shall take all necessary corporate action to duly authorize the issuance of the UCB Common Stock hereunder. Upon delivery to the holders of Constituent Corporation Stock certificates therefor in accordance with the terms hereof, the UCB Common Stock to be issued to the holders of Constituent Corporation Stock hereunder will be validly issued and fully paid and nonassessable, free and clear of all Liens and preemptive rights.

     4.3 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by each of the Constituent Corporations of this Agreement, the Consolidation, and all instruments and documents to be delivered by each Constituent Corporation hereunder, and the consummation of the other transactions contemplated by any of the foregoing (collectively referred to as the "Transactions"): (i) are within each Constituent Corporation's corporate power; (ii) have been duly authorized by all necessary or proper corporate action on the part of each Constituent Corporation (except for shareholder approval); (iii) are not in contravention of any provision of each Constituent Corporation's certificates or articles of incorporation or bylaws;
(iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which each Constituent Corporation is a party or by which each Constituent Corporation or any of its respective property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of the Consolidated Corporation; and (vii) except for the filings described on Schedule 4.5 hereto, do not require the consent or approval of, or any filing with, any governmental authority or any other Person. This Agreement has been duly executed and delivered by each Constituent Corporation and constitutes a legal, valid and binding obligation of each Constituent Corporation, enforceable against it in accordance with its terms. This Agreement has been duly executed and delivered by the Constituent Corporations, and is a legal, valid and binding obligation of each Constituent Corporation to the extent it is a party thereto, enforceable against it in accordance with its terms.

                                      ARTICLE 5

                        REPRESENTATIONS AND WARRANTIES OF UCB

     UCB makes the following representations and warranties to and for the benefit of each of the Constituent Corporations:

     5.1 ORGANIZATION. UCB is a corporation duly organized and validly existing under the laws of the State of Delaware. UCB has not filed articles of dissolution and no corporate action to dissolve UCB has been taken. Complete and correct copies as of the date hereof of the certificate of incorporation and bylaws of UCB have been delivered to the Constituent Corporations.

     5.2 CAPITALIZATION. The authorized capital stock of UCB consists of 25 million shares of Common Stock, par value $0.001 per share, 100 shares of which are validly issued and outstanding, fully paid and nonassessable and are owned by United Breweries of America, Inc. When issued in compliance with this Agreement, the shares of UCB Common Stock received by the holders of Constituent Corporation Stock will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances.

     5.3  AUTHORITY RELATIVE TO THIS AGREEMENT.

          5.3.1 UCB has the corporate power to enter into this Agreement and to carry out its obligations hereunder.

          5.3.2 The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors and sole shareholder, and no other corporate proceedings on the part of UCB are necessary to authorize this Agreement and the transactions contemplated hereby.

          5.3.3 This Agreement constitutes a valid and binding obligation of UCB, enforceable against UCB in accordance with its terms except as enforcement may be limited to bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

          5.3.4 UCB is not subject to or obligated under any charter or bylaw provision which would be breached or violated by its executing and carrying out this Agreement.

     5.4 UCB ACTION. The Board of Directors of UCB (at a meeting duly called and held) has by the requisite vote of all Directors present (i) determined that the Mergers and the Consolidation are advisable and in the best interest of UCB and (ii) approved the Mergers in accordance with the provisions of the DGCL.

                                      ARTICLE 6

                                CONDITIONS OF CLOSING

     The obligations of each of the Constituent Corporations to effect the Mergers and the Consolidation shall be subject to the fulfillment of the following conditions:

     6.1 STOCKHOLDER APPROVAL. This Agreement, the Mergers, and the other transactions contemplated hereby shall have been approved and adopted by the requisite affirmative vote of the holders of the Common Stock of each of the Constituent Corporations entitled to vote thereon.

     6.2 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of each Constituent Corporation contained in Article 4 and UCB in
Article 5 shall have been true in all material respects when made and shall be true in all material respects on and as of the Effective Time as if made on and as of such date.

     6.3 CERTIFICATES. Each of the Constituent Corporations shall have delivered to each of the other Constituent Corporations a certificate, dated as of the Closing, signed by the President of each such Constituent Corporation certifying as to the fulfillment of the conditions specified in this Article 6.

     6.4 REGULATORY AND OTHER APPROVALS. All regulatory approvals and consents, including those of the U.S. Bureau of Alcohol, Tobacco & Firearms and state liquor authorities, required to consummate the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods, if any, shall have expired, and all other material consents or approvals of any third party required in connection with the consummation of the Mergers shall have been obtained.

     6.5 FORM S-4. The registration statement on Form S-4 (the "Proxy Statement/Prospectus") covering the UCB Common Stock to be issued in connection with the Mergers and filed with the SEC shall have been declared effective by the SEC and no stop order suspending the effectiveness of the Proxy Statement/Prospectus shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

     6.6 NO INJUNCTIONS OR RESTRAINTS. No order, injunction, or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Mergers or any of the other transactions contemplated by this Agreement shall be in effect.

     6.7 DISSENTERS' RIGHTS. Holders of no more than that number of shares of stock of any Constituent Corporation which equals an aggregate of 10% of all outstanding shares of stock in such Constituent Corporation shall have validly exercised and not withdrawn appraisal rights under the DGCL or OBCA, as applicable; provided, however, that none of the Constituent Corporations shall assert this condition unless UBA has indicated that it will not close the purchase of UCB Common Stock under the Investment Agreement by asserting non-fulfillment of the condition in Section 6.1(m) of the Investment Agreement on the basis that an unacceptably high number of Constituent Corporation Shareholders have exercised dissenters' rights under the OBCA or the DGCC, as applicable.

     6.8 COMPLIANCE WITH THE SECURITIES ACT. The Constituent Corporations shall use their commercially reasonable efforts to cause each person who is an "affiliate" as that term is used in paragraphs (c) and (d) of Rule 145 of the Securities Act, of the Constituent Corporations (such person are identified on Schedule 6.8 to this Agreement) to deliver to UCB at or prior to the Effective Time a written agreement, substantially in the form of Exhibit 6.8 hereto, to the effect that such affiliate will not offer to sell, transfer, or otherwise dispose of any shares of UCB Common Stock issued in the Consolidation, except, in each case, pursuant to an effective registration statement or in compliance with Rule 145 under the Securities Act or in a transaction, which, in the opinion of legal counsel satisfactory to UCB, is exempt from the registration requirements of the Securities Act.

                                      ARTICLE 7

                              TERMINATION AND AMENDMENT

     7.1 TERMINATION. This Agreement may be terminated by the parties hereto upon written consent of the parties at any time prior to the Effective Time.

     7.2 AMENDMENT. Subject to compliance with applicable law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Mergers by the stockholders of the Constituent Corporations or UCB. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                                      ARTICLE 8

                                     DEFINITIONS

     "Acquisition Subsidiary Stock" shall have the meaning ascribed to it in
Section 3.1 of this Agreement.

     "Articles of Merger" shall have the meaning ascribed to it in Section 1.1 of this Agreement.

     "Certificates" shall have the meaning ascribed to it in Section 3.4(c) of this Agreement.

     "Certificates of Merger" shall have the meaning ascribed to it in Section
1.2 of this Agreement.

     "Closing" shall have the meaning ascribed to it in Section 1.3 of this Agreement.

     "Code" shall have the meaning ascribed to it in Recital E of this Agreement.

     "Consolidation" shall have the meaning ascribed to it in Recital B of this Agreement.

     "Constituent Corporations" shall have the meaning ascribed to it in the first paragraph of this Agreement.

     "Constituent Corporation Option" shall have the meaning ascribed to it in
Section 3.6(a) of this Agreement.

     "Constituent Corporation Stock" shall have the meaning ascribed to it in
Section 3.1 of this Agreement.

     "DGCL" shall have the meaning ascribed to it in Section 1.1 of this Agreement.

     "Dissenting Shareholders" shall have the meaning ascribed to it in Section
3.3 of this Agreement.

     "Effective Time" shall have the meaning ascribed to it in Section 1.2 of this Agreement.

     "Exchange Agent" shall have the meaning ascribed to it in Section 3.4(a) of this Agreement.

     "Exchange Fund" shall have the meaning ascribed to it in Section 3.4(a) of this Agreement.

     "Exchange Ratios" shall have the meaning ascribed to it Recital B of this Agreement.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

     "Investment Agreement" shall have the meaning ascribed to it in Recital A of this Agreement.

     "IRS" shall mean the Internal Revenue Service, or any successor thereto.

     "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Merger" shall have the meaning ascribed to it in Recital B of this Agreement.

     "OBCA" shall have the meaning ascribed to it in Section 1.1 of this Agreement.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Surviving Corporations" shall have the meaning ascribed to it in Section
1.1 of this Agreement.

     "UCB" shall have the meaning ascribed to it in the first paragraph of this Agreement.

     "UCB Acquisition Subsidiaries" shall have the meaning ascribed to it in the first paragraph of this Agreement.

     "UCB Option" shall have the meaning ascribed to it in Section 3.6(a) of this Agreement.

     "UCB Common Stock" shall have the meaning ascribed to it in Recital B of this Agreement.

                                      ARTICLE 9

                                    MISCELLANEOUS

     9.1 NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whatever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

               IF TO NOR'WESTER AT:
               Nor'Wester Brewing Company,
               66 S.E. Morrison Street
               Portland, OR 97214
               Attention:  James W. Bernau
               Telecopy Number:  (503) 232-2363

               WITH A COPY TO:
               Jack W. Schifferdecker, Jr.
               Ater Wynne Hewitt Dodson & Skerritt
               222 S.W. Columbia, Suite 1800
               Portland, OR 97201
               Telecopy Number:  (503) 226-0079

               IF TO WVI AT:
               Willamette Valley, Inc.
               Microbreweries Across America
               66 S.E. Morrison Street
               Portland, OR 97214
               Attention:  James W. Bernau
               Telecopy Number:  (503) 232-2363

               WITH A COPY TO:
               Gordon R. Hanna
               Donaldson, Albert, Tweet,
               Connolly, Hanna & Muniz
               340 Vista Avenue, Suite 310
               P.O. Box 968
               Salem, OR 97308

               IF TO AVIATOR ALES, INC. AT:
               Aviator Ales, Inc.
               14316 NE 203rd Street
               Woodinville, Washington 98072
               Attention:  Dusty Wyant
               Telecopy Number:  (206) 487-0847

               WITH A COPY TO:
               Willamette Valley, Inc.
               Microbreweries Across America
               c/o Gordon R. Hanna
               Donaldson, Albert, Tweet,
               Connolly, Hanna & Muniz
               340 Vista Avenue, Suite 310
               P.O. Box 968
               Salem, OR 97308

               and

               Willamette Valley, Inc.
               Microbreweries Across America
               66 S.E. Morrison Street
               Portland, OR 97214
               Attention:  James W. Bernau

               Telecopy Number:  (503) 232-2363

               IF TO BAYHAWK ALES, INC. AT:
               Bayhawk Ales, Inc.
               2000 Main Street - Suite A
               Irvine, CA 92714
               Attention: David Voorhies
               Telecopy Number: (714) 442-7566

               WITH A COPY TO:
               Willamette Valley, Inc.
               Microbreweries Across America
               c/o Gordon R. Hanna
               Donaldson, Albert, Tweet,
               Connolly, Hanna & Muniz
               340 Vista Avenue, Suite 310
               P.O. Box 968
               Salem, OR 97308

               and

               Willamette Valley, Inc.
               Microbreweries Across America
               66 S.E. Morrison Street
               Portland, OR 97214
               Attention:  James W. Bernau
               Telecopy Number:  (503) 232-2363

               IF TO MILE HIGH BREWING COMPANY AT:
               Mile High Brewing Company
               2401 Blake Street
               Denver, CO 80205
               Attention: John Carter
               Telecopy Number: (303) 299-9192

               WITH A COPY TO:
               Willamette Valley, Inc.
               Microbreweries Across America
               c/o Gordon R. Hanna
               Donaldson, Albert, Tweet,
               Connolly, Hanna & Muniz
               340 Vista Avenue, Suite 310
               P.O. Box 968
               Salem, OR 97308

               and

               Willamette Valley, Inc.
               Microbreweries Across America
               66 S.E. Morrison Street
               Portland, OR 97214
               Attention:  James W. Bernau
               Telecopy Number:  (503) 232-2363

               IF TO UNITED CRAFT BREWERS, INC. AT:
               United Breweries of America, Inc.
               One Harbor Drive, Suite 102
               Sausalito, CA 94965
               Attention:  Vijay Mallya
               Telecopy Number:  (415) 289-1409

               WITH A COPY TO:
               Alan Talkington
               Orrick, Herrington & Sutcliffe LLP
               Old Federal Reserve Building
               400 Sansome Street
               San Francisco, CA 94111
               Telecopy Number:  (415) 773-5759

          The parties agree to send such notices to such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited, with the United States mail.

     9.2 BINDING EFFECT; BENEFITS. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing is this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

     9.3 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Oregon, without regard to the principles thereof regarding conflict of laws. Each party to this Agreement hereby consents to service of process in Multnomah County, Oregon and hereby agrees that all disputes relating to or arising under this Agreement shall be the jurisdiction of the state and federal courts located in Multnomah County, Oregon.

     9.4 SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     9.5 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

     9.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     9.7 ENTIRE AGREEMENT. This Agreement and the other documents contemplated by the Consolidation constitute the entire agreement among the parties hereto and supersede any prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they are related in any way to the subject matter hereof.

     9.8 FEES AND EXPENSES. Each of the parties hereto shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that all costs and expenses (including legal fees and expenses) incurred by UCB in connection with the Consolidation shall be reimbursed by Nor'Wester, or alternatively, UCB may use funds from the bridge loans made pursuant to the Investment Agreement to pay such costs and expenses.

     9.9 EXHIBITS AND SCHEDULES. The exhibits and schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     9.10 CONSTRUCTION. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. If either party has breached any representation, warranty or covenant contained herein in any respect, the existence of another representation, warranty or covenant related to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the breach of the former representation, warranty or covenant.

     References of this Agreement shall mean this Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

     IN WITNESS WHEREOF, UCB, Nor'Wester, Aviator, Bayhawk, Mile High, and WVI have executed this Agreement as of the day and year first above written.


UNITED CRAFT BREWERS, INC.,        NOR'WESTER BREWING COMPANY, INC.,
  a Delaware corporation             a Oregon corporation

By:  /s/ Vijay Mallya              By:  /s/ James W. Bernau
    --------------------------         --------------------------
Name:  Vijay Mallya                Name:  James W. Bernau
Its:  Chairman and Chief           Its:  President
Executive Officer



AVIATOR ALES, INC.,                BAYHAWK ALES, INC.,
  a Delaware corporation             a Delaware corporation

By:  /s/ James W. Bernau           By:  /s/ James W. Bernau
    --------------------------         --------------------------
Name:  James W. Bernau             Name:  James W. Bernau
Its:  President                    Its:  President




MILE HIGH BREWING COMPANY,         WILLAMETTE VALLEY, INC.
  a Delaware corporation           MICROBREWERIES ACROSS AMERICA,

                                     a Oregon corporation

By:  /s/ James W. Bernau           By:  /s/ James W. Bernau
    --------------------------         --------------------------
Name:  James W. Bernau             Name:  James W. Bernau
Its:  President                    Its:  President

                                  TABLE OF CONTENTS

                                      ARTICLE 1

                                  THE CONSOLIDATION

1.1 THE MERGERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.2 EFFECTIVE TIME.. . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.3 CLOSING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
1.4 ACTION BY UBC ACQUISITION SUBSIDIARIES.. . . . . . . . . . . . . . . .   3

                                      ARTICLE 2

                                 TERMS OF THE MERGERS

2.1 EFFECTS OF THE MERGERS.. . . . . . . . . . . . . . . . . . . . . . . .   3
2.2 ARTICLES OF INCORPORATION AND BYLAWS.. . . . . . . . . . . . . . . . .   3
2.3 DIRECTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2.4 OFFICERS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                                      ARTICLE 3

                         MERGER CONSIDERATION; CONVERSION OR
                         CANCELLATION OF SHARES IN THE MERGER

3.1 MANNER OF CONVERTING SHARES. . . . . . . . . . . . . . . . . . . . . .   4
3.2 CANCELLATION OF STOCK. . . . . . . . . . . . . . . . . . . . . . . . .   5
3.3 SHARES OF DISSENTING STOCKHOLDERS. . . . . . . . . . . . . . . . . . .   5
3.4 EXCHANGE OF CERTIFICATES.. . . . . . . . . . . . . . . . . . . . . . .   5
3.5 FRACTIONAL SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .   6
3.6 CONSTITUENT CORPORATION STOCK OPTION PLANS.. . . . . . . . . . . . . .   6

                                      ARTICLE 4

                           REPRESENTATIONS AND WARRANTIES
                           OF THE CONSTITUENT CORPORATIONS

4.1 AUTHORIZED AND OUTSTANDING SHARES OF CAPITAL STOCK.. . . . . . . . . .   7
4.2 AUTHORIZATION AND ISSUANCE OF EQUITY SECURITIES. . . . . . . . . . . .   8
4.3 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. . . . . . . .   8

                                      ARTICLE 5

                        REPRESENTATIONS AND WARRANTIES OF UCB

5.1 ORGANIZATION.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
5.2 CAPITALIZATION.. . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
5.3 AUTHORITY RELATIVE TO THIS AGREEMENT.. . . . . . . . . . . . . . . . .   9
5.4 UCB ACTION.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

                                      ARTICLE 6

                                CONDITIONS OF CLOSING

6.1 STOCKHOLDER APPROVAL.. . . . . . . . . . . . . . . . . . . . . . . . .  10
6.2 REPRESENTATIONS AND WARRANTIES TRUE. . . . . . . . . . . . . . . . . .  10
6.3 CERTIFICATES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
6.4 REGULATORY AND OTHER APPROVALS.. . . . . . . . . . . . . . . . . . . .  10
6.5 FORM S-4.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
6.6 NO INJUNCTIONS OR RESTRAINTS.. . . . . . . . . . . . . . . . . . . . .  10
6.7 DISSENTERS' RIGHTS.. . . . . . . . . . . . . . . . . . . . . . . . . .  10
6.8 COMPLIANCE WITH THE SECURITIES ACT.. . . . . . . . . . . . . . . . . .  11

                                      ARTICLE 7

                              TERMINATION AND AMENDMENT

7.1 TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
7.2 AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

                                      ARTICLE 8

                                     DEFINITIONS . . . . . . . . . . . . .  11

                                      ARTICLE 9

                                    MISCELLANEOUS

9.1 NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
9.2 BINDING EFFECT; BENEFITS.. . . . . . . . . . . . . . . . . . . . . . .  16
9.3 APPLICABLE LAW.. . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
9.4 SECTION AND OTHER HEADINGS.. . . . . . . . . . . . . . . . . . . . . .  17
9.5 SEVERABILITY.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
9.6 COUNTERPARTS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
9.7 ENTIRE AGREEMENT.. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
9.8 FEES AND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
9.9 EXHIBITS AND SCHEDULES.. . . . . . . . . . . . . . . . . . . . . . . .  17
9.10 CONSTRUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ii - TABLE OF CONTENTS

                                  TABLE OF CONTENTS
                                      SCHEDULES


                                  SCHEDULE 4.1(a)*

                  AUTHORIZED AND OUTSTANDING SHARES OF CAPITAL STOCK
                             OF CONSTITUENT CORPORATIONS

                                  SCHEDULE 4.1(b)*

                  LIST OF BENEFICIAL HOLDERS OF 5% OR MORE OF SHARES
                           OF EACH CONSTITUENT CORPORATION

                                   SCHEDULE 6.8*

                    LIST OF AFFILIATES OF CONSTITUENT CORPORATIONS


                                     EXHIBITS*




















* These Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-B.


iii - TABLE OF CONTENTS

                                                                         ANNEX C

                 [FAIRNESS OPINION OF NEEDHAM & COMPANY, INC.]

                    [LETTERHEAD OF NEEDHAM & COMPANY, INC.]

                                                                    May 12, 1997

Board of Directors
Nor'Wester Brewing Company, Inc.
66 S.E. Morrison Street
Portland, OR 97214

Gentlemen:

    We understand that Nor'Wester Brewing Company, Inc. ("Nor'Wester"), United Craft Brewers, Inc. ("UCB"), Aviator Ales, Inc. ("Aviator"), Bayhawk Ales, Inc. ("Bayhawk"), Mile High Brewing Company ("Mile High"), and Willamette Valley, Inc. Microbreweries Across America ("WVI") propose to enter into an Agreement
and Plan of Merger, dated as of May   , 1997 (the "Merger Agreement").
Nor'Wester, Aviator, Bayhawk, Mile High and WVI are referred to collectively as the "Constituent Corporations." In addition, we understand that the Constituent Corporations, North Country Joint Venture, LLC, James W. Bernau ("Bernau"), and United Breweries of America, Inc. ("UBA") entered into an Investment Agreement dated January 30, 1997, as proposed to be amended (as amended, the "Investment Agreement"), pursuant to which, among other things, UBA would purchase, for an aggregate purchase price of $5,500,000, 1,047,619 shares of common stock, par value $.001 per share, of UCB ("UCB Common Stock"), Bernau would transfer 83,109 shares of UCB Common Stock to UBA, and Bernau would transfer to UCB for cancellation 174,912 shares of UCB Common Stock (such transactions, the "Investment"). Pursuant to the Merger Agreement, we understand that wholly-owned subsidiaries of UCB will merge with and into Nor'Wester, Aviator, Bayhawk and Mile High, and that WVI will merge with and into UCB (such transactions collectively, the "Consolidation"); the completion of the Consolidation is a condition precedent to the Investment. The terms of the Consolidation and the Investment will be set forth more fully in the Merger Agreement and the Investment Agreement.

    Pursuant to the proposed Merger Agreement, we understand that at the Effective Time (as defined in the Merger Agreement), each outstanding share of common stock of the Constituent Corporations (other than shares held by WVI and shares as to which dissenters' rights, if available, have been exercised), will be converted into the right to receive a number of shares of UCB Common Stock determined in accordance with the following exchange ratios: Nor'Wester,
0.3333333 shares (the "Nor'Wester Exchange Ratio"), WVI and Bayhawk, 0.0785714 shares, and Aviator and Mile High, 0.0523809 shares. We understand that after the Consolidation and the Investment, on a Diluted Basis (as defined in the Investment Agreement), UBA and Bernau will hold 40.0% and 10.0% of the outstanding UCB Common Stock, respectively.

Nor'Wester Brewing Company, Inc.
May 12, 1997
Page 2 of 4

    You have asked us to advise you as to the fairness, from a financial point of view, to the shareholders of Nor'Wester (other than Bernau) of the consideration to be received by such shareholders pursuant to the Merger Agreement and the Investment Agreement. Needham & Company, Inc. as part of its investment banking business is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and valuations. We have acted as a financial advisor to Nor'Wester and WVI in connection with the Consolidation and the Investment, and will receive a fee for our services that is contingent upon the consummation of the Consolidation and the Investment. In addition, Nor'Wester and WVI have agreed to indemnify us for certain liabilities arising out of the rendering of this opinion.

    For purposes of this opinion we have, among other things: (i) reviewed the Investment Agreement; (ii) reviewed a draft of the Amendment to the Investment Agreement dated April 16, 1997; (iii) reviewed a draft of the Merger Agreement dated April 21, 1997; (iv) reviewed certain other documents relating to the Consolidation and the Investment, including drafts of the joint Proxy Statement/Prospectus of UCB and the Constituent Corporations; (v) reviewed certain publicly available information concerning Nor'Wester and the other Constituent Corporations and certain other relevant financial and operating data of Nor'Wester and the other Constituent Corporations made available from the internal records of Nor'Wester and the other Constituent Corporations; (vi) reviewed the historical stock prices and trading volumes of Nor'Wester's and, to the extent available, the other Constituent Corporations' common stock; (vii) held discussions with members of senior management of Nor'Wester and the other Constituent Corporations concerning the current and future business prospects of Nor'Wester and the other Constituent Corporations, including Nor'Wester's management's views as to the anticipated adverse effects on Nor'Wester's business, assets, liabilities, operations and prospects that management believes would occur if Nor'Wester were not to enter into the Consolidation and the Investment and Nor'Wester's liquidity and solvency concerns; (viii) held discussions with members of senior management of UBA concerning the business prospects of UCB, including such management's views as to the organization of and strategies with respect to UCB; (ix) reviewed certain financial forecasts and projections of Nor'Wester and the other Constituent Corporations prepared by the respective managements of Nor'Wester and the other Constituent Corporations;
(x) compared certain publicly available financial data of companies whose securities are publicly traded, which we deemed generally comparable to the businesses of Nor'Wester and the other Constituent Corporations, to similar data for Nor'Wester and the other Constituent Corporations; (xi) reviewed the financial terms of certain other business combinations that we deemed generally relevant; and (xii) performed and/or considered such other studies, analyses, inquiries and investigations as we deemed appropriate.

    In connection with our review and arriving at our opinion, we have not assumed any responsibility to independently verify any of the foregoing information, have relied on such information, and have assumed that (i) all such information is complete and

Nor'Wester Brewing Company, Inc.
May 12, 1997
Page 3 of 4

accurate in all material respects, (ii) shareholders of Nor'Wester will not recognize any gain or loss for federal income tax purposes as a result of the Consolidation, (iii) the Consolidation will be accounted for as a 'purchase' under generally accepted accounting principles, (iv) there have been no material changes in Nor'Wester's or the other Constituent Corporations' assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to us and all material liabilities (contingent or otherwise, known or unknown) of the Constituent Corporations are as set forth in their respective financial statements, (iv) no adjustments will be made to the respective exchange ratios or the number of shares of UCB Common Stock to be issued, as set forth in the draft of the Amendment to the Investment Agreement dated April 16, 1997 and the draft of the Merger Agreement dated April 21, 1997, (v) the terms set forth in the executed Merger Agreement will not differ materially from the proposed terms provided to us in the draft Merger Agreement dated April 21, 1997, and (vi) the terms set forth in the executed Amendment to the Investment Agreement will not differ materially from the proposed terms provided to us in the draft Amendment dated April 16, 1997. With respect to the financial forecasts of Nor'Wester and the other Constituent Corporations provided to us by the respective managements of Nor'Wester and the other Constituent Corporations, we have assumed for purposes of our opinion that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgements of such managements, at the time of preparation, of the future operating and financial performance of Nor'Wester and the other Constituent Corporations and that the strategic and operating benefits anticipated by such managements will be realized from the Consolidation (it being noted that such managements did not, due to the financial conditions of the Constituent Corporations, prepare forecasts for each Constituent Corporation as an independent operating entity assuming the Consolidation and Investment did not occur). We have not assumed any responsibility for or made or obtained any independent evaluation, appraisal or physical inspection of the assets or liabilities of Nor'Wester, any of the other Constituent Corporations, UCB or UBA. Further, our opinion is based on economic, monetary and market conditions existing as of the date hereof and, in rendering this opinion, we have relied without independent verification on the accuracy, completeness and fairness of all historical financial and other information which was either publicly available or furnished to us by Nor'Wester, the other Constituent Corporations, UCB and UBA. Our opinion as expressed herein is limited to the fairness, from a financial point of view, to the shareholders of Nor'Wester (other than Bernau) of the consideration to be received by such shareholders pursuant to the Merger Agreement and the Investment Agreement and does not address Nor'Wester's underlying business decision to engage in the Consolidation and the Investment.

    We are not expressing any opinion as to what the value of UCB Common Stock will be when issued pursuant to the Consolidation or the Investment or the price at which UCB Common Stock will trade at any time. Our opinion does not constitute a recommendation to any shareholder of Nor'Wester as to how such shareholder should vote on the proposed Consolidation and Investment. In the ordinary course of our business, we may actively

Nor'Wester Brewing Company, Inc.
May 12, 1997
Page 4 of 4

trade the equity securities of Nor'Wester for our own account or for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    This letter and the opinion expressed herein are provided at the request and for the information of the Board of Directors of Nor'Wester and may not be quoted or referred to or used for any purpose without our prior written consent, except that this letter may be disclosed in connection with any registration statement or proxy statement used in connection with the Consolidation and the Investment so long as this letter is quoted in full in such registration statement or proxy statement.

    Based upon and subject to the foregoing, it is our opinion that as of the date hereof the consideration to be received by the shareholders of Nor'Wester (other than Bernau) pursuant to the Merger Agreement and the Investment Agreement is fair to such shareholders from a financial point of view.

                                Very truly yours,

                                By:         /s/ NEEDHAM & COMPANY, INC.
                                     -----------------------------------------
                                              Needham & Company, Inc.

                                                                        ANNEX D


                       [FAIRNESS OPINION OF BLACK & COMPANY]

                                [LETTERHEAD]


May 12, 1997


The Board of Directors
Willamette Valley, Inc./Microbreweries Across America
66 SE Morrison Street
Portland, Oregon 97214

The Board of Directors
Aviator Ales, Inc.
14316 NE 203rd Street
Woodinville, WA 98072

The Board of Directors
Bayhawk Ales, Inc.
2000 Main Street, Suite A
Irvine, California 92714

The Board of Directors
Mile High Brewing Company
2401 Blake Street
Denver, Colorado 80205

Ladies and Gentlemen:

It is Black & Company's understanding that Willamette Valley, Inc./Microbreweries Across America ("WVI"), Aviator Ales, Inc. ("AAI"), Bayhawk Ales, Inc. ("Bayhawk") and Mile High Brewing Company ("Mile High") entered into an Investment Agreement dated January 30, 1997, as amended as of May 14, 1997 (the "Investment Agreement"), with United Breweries of America, Inc. ("UBA"), James W. Bernau, North Country Joint Venture, LLC and Nor'Wester Brewing Company, Inc. ("Nor'Wester"). Further, pursuant to the Agreement and Plan of Merger dated May 14, 1997 ("the Merger Agreement"), we understand that wholly-owned subsidiaries of United Craft Brewers, Inc. ("UCB") will merge with and into Nor'Wester, AAI, Bayhawk and Mile High and WVI will be merged into UCB, and the current shareholders of Nor'Wester, WVI, AAI, Bayhawk and Mile High will receive shares of UCB in exchange for their current shares of Nor'Wester, WVI, AAI, Bayhawk and Mile High. Under the terms of the Investment Agreement, UBA will invest $5.5 million in cash in exchange for (on a Diluted Basis, as defined in the Investment Agreement) a 40% equity interest of UCB, after which James W. Bernau will

May 12, 1997
Page 2

own 10% and the former public shareholders of Nor'Wester, WVI, AAI, Bayhawk and Mile High will own 50% of UCB (the transactions contemplated by the Merger Agreement and the Investment Agreement being hereinafter referred to collectively as the "Consolidation and Investment"). The terms and conditions of the Consolidation and Investment are set forth more fully in the Merger Agreement and the Investment Agreement.

Nor'Wester and WVI engaged Black & Company to act as their financial advisor in connection with the Consolidation and Investment and to render opinions as to the fairness, from a financial point of view, to the shareholders of each WVI, AAI, Bayhawk and Mile High of the consideration to be received by such holders in the Consolidation and Investment. Black & Company regularly is in the business of advising managements and boards of directors of corporations regarding their issuance of securities both in the private and public equity and debt markets, including providing a range of likely market valuations for such securities. Black & Company will receive a fee for services as financial advisor and rendering this opinion, a portion of which is contingent upon the consummation of the Consolidation and Investment, and Nor'Wester and WVI have agreed to indemnify Black & Company for certain liabilities that may arise from its role as financial advisor and out of the rendering of this opinion. Black & Company has also acted as the managing underwriter in connection with the initial public offering of Nor'Wester in January 1996 and as of May 7, 1997 approximately 476,025 shares of Nor'Wester Common Stock were held in accounts over which Black & Company has investment discretion and 450,082 shares of Nor'Wester Common Stock are owned by Black & Company.

In arriving at its opinion, Black & Company has, among other things: (i) reviewed the definitive, Merger Agreement and Investment Agreement; (ii) reviewed certain other documents related to the Merger Agreement and Investment Agreement, including drafts of the joint Proxy Statement/Prospectus of UCB and Nor'Wester, WVI, AAI, Bayhawk and Mile High;
(iii) reviewed the publicly available information concerning Nor'Wester, WVI AAI, Bayhawk and Mile High and certain other relevant financial operating data made available to Black & Company from internal records of Nor'Wester, WVI, AAI, Bayhawk and Mile High; (iv) discussed with certain members of the management of Nor'Wester, WVI, AAI, Bayhawk and Mile High the business, financial condition and prospects of those companies, including the views of the respective managements of Nor'Wester, WVI, AAI; Bayhawk and Mile High as to the anticipated adverse effects on the respective businesses, assets, liabilities, operations and prospects of those companies that would occur if Nor'Wester, WVI, AAI Bayhawk and Mile High were not to enter into the Consolidation and Investment and the liquidity and solvency concerns of those companies; (v) held discussions with members of senior management of UBA concerning the business prospects of UCB, including such management's views as to the organization of and strategies with respect to UCB; (vi) reviewed certain financial and operating information, including certain financial projections provided by the management relating to Nor'Wester, WVI, AAI Bayhawk and Mile High; (vii) reviewed the recent reported prices and trading activity for the common stock of certain other companies engaged in businesses Black & Company considered comparable to those of AAI, Bayhawk and Mile High and compared certain financial information for such comparable companies with similar information for Nor'Wester, WVI, AAI, Bayhawk and Mile High; (viii) reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions; (ix)

May 12, 1997
Page 3


analyzed the range of possible outcomes of a liquidation of each of WVI, AAI, Bayhawk and Mile High; and (x) performed and/or considered such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as Black & Company deemed relevant.

In connection with Black & Company's review and for purposes of its opinion, Black & Company did not independently verify any of the foregoing information and assumed (i) all such information is complete and accurate in all materials respects, (ii) there have been no material changes in the assets, financial condition, results of operations, business or prospects of Nor'Wester, WVI, AAI, Bayhawk or Mile High since the respective dates of their last financial statements made available to us and all material liabilities (contingent or otherwise, known or unknown) of Nor'Wester, WVI, AAI, Bayhawk or Mile High are as set forth in their respective financial statements, and (iii) no adjustments will be made to the material terms of the Consolidation and Investment from those set forth in the copies of the definitive Investment Agreement delivered to us prior to this date. With respect to the financial forecasts and projections of Nor'Wester, WVI, AAI, Bayhawk and Mile High provided to us by the management of Nor'Wester, we have assumed for purposes of our opinion that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management, at the time of preparation, of the future operating and financial performance of Nor'Wester, WVI, AAI, Bayhawk and Mile High and that the strategic and operating benefits anticipated by such management will be realized from the Consolidation and Investment (it being noted that such management did not, due to the financial conditions of WVI, AAI, Bayhawk and Mile High, prepare forecasts for each of such corporations as an independent operating entity assuming the Consolidation and Investment did not occur). Black & Company did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities of Nor'Wester, WVI, AAI, Bayhawk or Mile High, nor did we conduct a physical inspection of the properties and facilities of Nor'Wester, WVI, AAI, Bayhawk or Mile High in connection with its opinion. Black & Company's opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of the opinion and any subsequent change in such conditions would require a reevaluation of this opinion.

In rendering its opinion, Black & Company does not express any opinion or make any determination as to what specific consideration should be paid for the UCB Common Stock or received by the holders of WVI, AAI, Bayhawk and Mile High Common Stock in connection with the Consolidation and Investment. The opinion rendered by Black & Company is limited to the evaluation and determination of whether the consideration to be received by the Common Stock holders of each WVI, AAI, Bayhawk and Mile High is fair, from a financial point of view, to each of such shareholders and does not address the underlying business decision of WVI, AAI, Bayhawk or Mile High to engage in the Consolidation and Investment. We are not expressing any opinion as to what the value of UCB Common Stock will be when issued pursuant to the Consolidation and Investment or the price at which UCB Common Stock will trade at any time. Our opinion does not constitute a recommendation to any shareholder of Nor'Wester, WVI, AAI, Bayhawk or Mile High as to how such shareholder should vote on the proposed Consolidation and Investment.

May 12, 1997
Page 4


This letter and the opinion expressed herein are provided at the request and for the information of the Boards of Directors of WVI, AAI, Bayhawk and Mile High and may not be quoted or referred to or used for any other purpose without our prior written consent, except that this letter may be disclosed in connection with any registration statement of Form S-4 or proxy statement used in connection with the Merger Agreement and the Investment Agreement so long as this letter is quoted in full in such registration statement on Form S-4 or proxy statement.

Based upon and subject to the foregoing, it is Black & Company's opinion that, as of the date hereof: (i) the consideration to be received by the shareholders of WVI (other than James W. Bernau) in the Consolidation and Investment is fair to such shareholders from a financial point of view, (ii) the consideration to be received by the shareholders of AAI in the Consolidation and Investment is fair to such shareholders from a financial point of view, (iii) the consideration to be received by the shareholders of Bayhawk in the Consolidation and Investment is fair to such shareholders from a financial point of view, and (iv) the consideration to be received by the shareholders of Mile High in the Consolidation and Investment is fair to such shareholders from a financial point of view.


Best regards,
BLACK & COMPANY, INC.

/s/ Laura Black

Laura Black
Senior Vice President

                                                                     ANNEX E


                           [UCB CERTIFICATE OF INCORPORATION]

                             CERTIFICATE OF INCORPORATION
                              UNITED CRAFT BREWERS, INC.



         FIRST:  The name of this corporation is:  UNITED CRAFT BREWERS, INC.

         SECOND: The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

         THIRD: The name and mailing address of the incorporator of the corporation is:

                   Scott D. Elliott
                   Old Federal Reserve Bank Building
                   400 Sansome Street
                   San Francisco, CA 94111

         FOURTH: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FIFTH:  Section 1.  CLASSES AND NUMBER OF SHARES.

         The total number of shares of all classes of stock which this corporation shall have authority to issue is 27,000,000 shares which will consist of Preferred Stock and Common Stock. The classes and the aggregate number of shares of stock of each class which this corporation shall have authority to issue are as follows:

         (i) 25,000,000 shares of Common Stock, $0.001 par value per share (hereinafter the "Common Stock");

         (ii) 2,000,000 shares of Preferred Stock, $0.001 par value per share, with such rights, privileges, restrictions and preferences as the Board of Directors may authorize from time to time (hereinafter the "Preferred Stock").

         SIXTH:  Section 1.  NUMBER OF DIRECTORS.

         The number of directors which shall constitute the whole Board of Directors of this corporation shall be as specified in the by-laws of this corporation.

                 Section 2.  CLASSIFIED BOARD OF DIRECTORS.

         The directors shall be divided into three classes, with each class to be as nearly equal in number as reasonably possible, and with the initial term of office of the first class of directors to expire at the 1998 annual meeting of stockholders, the initial term of office of the second class of directors to expire at the 1999 annual meeting of stockholders and the initial term of office of the third class of directors to expire at the 2000 annual meeting of stockholders, in each case upon the election and qualification of their successors. Commencing with the 1998 annual meeting of stockholders, directors elected to succeed those directors whose terms have thereupon expired shall be elected to a term of office to expire at the third succeeding annual meeting of stockholders after their election, and upon the election and qualification of their successors. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain the number of directors in each class as nearly equal as reasonably possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

                 Section 3.  VACANCIES.

         Any vacancies in the Board of Directors for any reason and any newly created directorship resulting by reason of any increase in the number of directors may be filled only by the Board of Directors, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director, and any directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified.

                 Section 4.  REMOVAL OF DIRECTORS.

         Except as may be provided in a resolution or resolutions providing for any class or series of Preferred Stock pursuant to the Fifth Article hereof with respect to any directors elected by the holders of such class or series, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting together as a single class.

                 Section 5.  LIMITED LIABILITY.

         To the fullest extent permitted by the General Corporation Law of the State of Delaware (as such law currently exists or may hereafter be amended so long as any such amendment authorizes action further eliminating or limiting the personal liabilities of directors), a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation with respect to any act or omission occurring prior to the time of such repeal or modification.

         SEVENTH: Meetings of stockholders may be held within or without the State of Delaware as the by-laws may provide. The books of the corporation may be kept, subject to any provision contained in the statutes, outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the corporation. Stockholders shall not be entitled to request the election of directors by written ballot unless a by-law of the corporation shall authorize such a vote by written ballot. Except as may be provided in a resolution or resolutions providing for any class or series of Preferred Stock pursuant to the Fifth Article hereof, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing in lieu of a meeting by such holders. Special meetings of stockholders of the corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the members of the Board of Directors then in office. Stockholders of the corporation shall not have the right to request or call a special meeting of the stockholders.
For purposes of all meetings of stockholders, a quorum shall consist of 40% of the shares entitled to vote at such meeting of stockholders, unless otherwise required by law.

         EIGHTH: The corporation hereby reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. Except as may be provided in a resolution or resolutions providing for any class or series of Preferred Stock, any such amendment, alteration, change or repeal shall require the affirmative vote of both (a) a majority of the members of the Board of Directors then in office and (b) a majority of the voting power of all of the shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; except that any proposal to amend, alter, change or repeal the provisions of Section 2 or Section 4 of the Sixth Article, the Seventh Article, this Eighth Article and the Ninth Article shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting together as a single class.

         NINTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind from time to time any or all of the by-laws of the corporation; including by-law amendments increasing or reducing the authorized number of directors. In addition, the stockholders of the corporation may adopt, amend, alter, change or repeal any by-laws of the corporation by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting together as a single class (notwithstanding the fact that a lesser percentage may specified by Delaware Law).

         TENTH: In the event that any of the provisions of this Certificate of Incorporation (including any provision within a single Section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

         The undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set forth his hand this 15th day of April, 1997.



                             ------------------------------
                             Scott D. Elliott

                                                                       ANNEX F

                  [SECTIONS 60.551 THROUGH 60.594 OF
                  THE OREGON BUSINESS CORPORATION ACT]

                       OREGON REVISED STATUTES

                  TITLE 7.  CORPORATIONS AND PARTNERSHIPS
                    CHAPTER 60.  PRIVATE CORPORATIONS
                           DISSENTERS' RIGHTS

                RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

60.551. DEFINITIONS FOR 60.551 TO 60.594.

   As used in ORS 60.551 to 60.594:

   (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

   (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

   (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under ORS 60.554 and who exercises that right when and in the manner required by ORS 60.561 to 60.587.

   (4) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

   (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

   (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

   (7) "Shareholder" means the record shareholder or the beneficial shareholder.

60.554. RIGHT TO DISSENT.

   (1) Subject to subsection (2) of this section, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate acts:

   (a) Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by ORS 60.487 or the articles of incorporation and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent under ORS 60.491;

   (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

   (c) Consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

   (d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

   (A) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; or

   (B) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under ORS 60.141; or

   (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

   (2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under ORS 60.551 to 60.594 may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

   (3) Dissenters' rights shall not apply to the holders of shares of any class or series if the shares of the class or series were registered on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System as a National Market System issue on the record date for the meeting of shareholders at which the corporate action described in subsection (1) of this section is to be approved or on the date a copy or summary of the plan of merger is mailed to shareholders under ORS 60.491, unless the articles of incorporation otherwise provide.

60.557. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

   (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares regarding which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.

   (2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

   (a) The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

   (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

                   PROCEDURE FOR EXERCISE OF RIGHTS

60.561. NOTICE OF DISSENTERS' RIGHTS.

   (1) If proposed corporate action creating dissenters' rights under ORS
60.554 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under ORS 60.551 to 60.594 and be accompanied by a copy of ORS 60.551 to 60.594.

   (2) If corporate action creating dissenters' rights under ORS 60.554 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send the shareholders entitled to assert dissenters' rights the dissenters' notice described in ORS 60.567.

60.564. NOTICE OF INTENT TO DEMAND PAYMENT.

   (1) If proposed corporate action creating dissenters' rights under ORS
60.554 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated and shall not vote such shares in favor of the proposed action.

   (2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder's shares under this chapter.

60.567. DISSENTERS' NOTICE.

   (1) If proposed corporate action creating dissenters' rights under ORS
60.554 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of ORS 60.564.

   (2) The dissenters' notice shall be sent no later than 10 days after the corporate action was taken, and shall:

   (a) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

   (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

   (c) Supply a form for demanding payment that includes the date of the first announcement of the terms of the proposed corporate action to news media or to shareholders and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

   (d) Set a date by which the corporation must receive the payment demand. This date may not be fewer than 30 nor more than 60 days after the date the subsection (1) of this section notice is delivered; and

   (e) Be accompanied by a copy of ORS 60.551 to 60.594.

60.571. DUTY TO DEMAND PAYMENT.

   (1) A shareholder sent a dissenters' notice described in ORS 60.567 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to ORS 60.567 (2)(c), and deposit the shareholder's certificates in accordance with the terms of the notice.

   (2) The shareholder who demands payment and deposits the shareholder's shares under subsection (1) of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

   (3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter.

60.574. SHARE RESTRICTIONS.

   (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under ORS 60.581.

   (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

60.577. PAYMENT.

   (1) Except as provided in ORS 60.584, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with ORS 60.571, the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

   (2) The payment must be accompanied by:

   (a) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year and the latest available interim financial statements, if any;

   (b) A statement of the corporation's estimate of the fair value of the shares;

   (c) An explanation of how the interest was calculated;

   (d) A statement of the dissenter's right to demand payment under ORS 60.587; and

   (e) A copy of ORS 60.551 to 60.594.

60.581. FAILURE TO TAKE ACTION.

   (1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

   (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under ORS 60.567 and repeat the payment demand procedure.

60.584. AFTER-ACQUIRED SHARES.

   (1) A corporation may elect to withhold payment required by ORS 60.577 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

   (2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of such demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares an explanation of how the interest was calculated and a statement of the dissenter's right to demand payment under ORS 60.587.

60.587. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

   (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under ORS 60.577 or reject the corporation's offer under ORS 60.584 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

   (a) The dissenter believes that the amount paid under ORS 60.577 or offered under ORS 60.584 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

   (b) The corporation fails to make payment under ORS 60.577 within 60 days after the date set for demanding payment; or

   (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

   (2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (1) of this section within 30 days after the corporation made or offered payment for the dissenter's shares.

                      JUDICIAL APPRAISAL OF SHARES

60.591. COURT ACTION.

   (1) If a demand for payment under ORS 60.587 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand under ORS 60.587 and petition the court under subsection (2) of this section to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

   (2) The corporation shall commence the proceeding in the circuit court of the county where a corporation's principal office is located, or if the principal office is not in this state, where the corporation's registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

   (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

   (4) The jurisdiction of the circuit court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the court order appointing them, or in any amendment to the order. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

   (5) Each dissenter made a party to the proceeding is entitled to judgment for:

   (a) The amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation; or

   (b) The fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under ORS 60.584.

60.594. COURT COSTS AND COUNSEL FEES.

   (1) The court in an appraisal proceeding commenced under ORS 60.591 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under ORS 60.587.

   (2) The court may also assess the fees and expenses of counsel and experts of the respective parties in amounts the court finds equitable:

   (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of ORS 60.561 to 60.587; or

   (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

   (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to counsel reasonable fees to be paid out of the amount awarded the dissenters who were benefited.

                                                                      ANNEX G

                    [SECTION 262 OF THE DELAWARE CORPORATE LAW]

                             DELAWARE CODE ANNOTATED

                              TITLE 8.  CORPORATIONS
                      CHAPTER 1.  GENERAL CORPORATION LAW
                     SUBCHAPTER IX.  MERGER OR CONSOLIDATION

                           8 Del. C. @ 262 (1996)

@ 262. APPRAISAL RIGHTS

       (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to @ 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section.
 As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

       (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to @ 251 (other than a merger effected pursuant to @ 251(g) of this title), @ 252, @ 254, @ 257, @ 258, @ 263 or @ 264 of this title:

            (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of @ 251 of this title.

            (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to @@ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

       a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

       b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

       c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

       d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

            (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under @ 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

       (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

       (d) Appraisal rights shall be perfected as follows:

            (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

            (2) If the merger or consolidation was approved pursuant to @ 228 or @ 253 of this title, each consitutent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constitutent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

       (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

       (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

       (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

       (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

       (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

       (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

       (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

       (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                           NOR'WESTER BREWING COMPANY, INC.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of Nor'Wester Brewing Company, Inc., an Oregon corporation (the "Company" or "Nor'Wester"), hereby appoints James W. Bernau and John Carter, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 9:00 a.m. local time, on Monday, August 25, 1997 at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon, and any adjournments or postponements thereof upon the matters listed below.

    1. To approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") among Nor'Wester, Willamette Valley, Inc. Microbreweries Across America, Aviator Ales, Inc., Bayhawk Ales, Inc., Mile High Brewing Company, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc. ("Merger Sub1"), Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub1 will be merged with and into Nor'Wester, following which Nor'Wester will become a wholly owned subsidiary of UCB (the "Merger"), (ii) each share of common stock of Nor'Wester ("Nor'Wester Common Stock") outstanding at the effective time of the Merger will be converted into the right to receive 0.3333333 shares of common stock of UCB ("UCB Common Stock"); and (iii) all outstanding options and warrants to purchase Nor'Wester Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock.

         FOR       AGAINST        ABSTAIN

         / /         / /            / /

    2. Election of five directors each for a one-year term; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated.

              NOMINEES: James W. Bernau, Winser P. Acton, William V. Cross,
                        Andrew C. Kerr and Donald E. Voorhies

              FOR the nominees                      WITHHOLD AUTHORITY
                listed above                     to vote for all nominees
         (except as indicated below)                 listed above

                    / /                                    / /


INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:


--------------------------------------------------------------------------------

             (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)


1 - PROXY FORM

    3. Ratification of the appointment of Price Waterhouse LLP as Nor'Wester's independent public accountants for the fiscal year ending December 31, 1997.

         FOR       AGAINST        ABSTAIN

         / /         / /            / /


    4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

             ---------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 1 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.



                                       -------------------------------------
                                       Typed or Printed Name(s)


                                       -------------------------------------
                                       Authorized Signature


                                       -------------------------------------
                                       Title or Authority, if Applicable


                                       -------------------------------------
                                       Date


2 - PROXY FORM

              WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Willamette Valley, Inc. Microbreweries Across America, an Oregon corporation (the "Company" or "WVI"), hereby appoints James W. Bernau and Jim Ellis, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 11:00 a.m. local time, on Monday, August 25, 1997 at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon, and any adjournments or postponements thereof upon the matters listed below.

     1. To approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") among Nor'Wester Brewing Company, Inc., WVI, Aviator Ales, Inc., Bayhawk Ales, Inc., Mile High Brewing Company, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) WVI will be merged with and into UCB, with UCB being the surviving corporation (the "Merger"), (ii) each share of common stock of WVI ("WVI Common Stock") outstanding at the effective time of the Merger (other than shares as to which dissenters' rights of appraisal have been duly sought and are not subsequently withdrawn) will be converted into the right to receive 0.0785714 shares of common stock of UCB ("UCB Common Stock"); (iii) all outstanding options and warrants to purchase WVI Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock; and (iv) the shares of WVI Common Stock owned by James W. Bernau and James F. Hensel will be released from an escrow agreement with the Department of Consumer and Business Affairs of the State of Oregon.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /

     2. Election of six directors each for a one-year term; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated.

               NOMINEES:      James W. Bernau, Ron Brigham, Carol Fischer, Carl
                              F. Flipper, Earl Littrell and Donald E. Voorhies

               FOR the nominees                 WITHHOLD AUTHORITY
                 listed above                to vote for all nominees
          (except as indicated below)              listed above

                     / /                               / /

INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:


----------------------------------------------------------------------

(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

     3. Ratification of the appointment of Price Waterhouse LLP as WVI's independent public accountants for the fiscal year ending December 31, 1997.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /


     4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

          -----------------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 1 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.



                                        -----------------------------------
                                        Typed or Printed Name(s)


                                        -----------------------------------
                                        Authorized Signature


                                        -----------------------------------
                                        Title or Authority, if Applicable


                                        -----------------------------------
                                        Date

                               AVIATOR ALES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Aviator Ales, Inc., a Delaware corporation (the "Company" or "Aviator"), hereby appoints James W. Bernau and Dustin Wyant, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 1:00 p.m. local time, on Monday, August 25, 1997 at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon, and any adjournments or postponements thereof upon the matters listed below.

     1. To approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") among Nor'Wester Brewing Company, Inc., Willamette Valley, Inc. Microbreweries Across America ("WVI"), Aviator, Bayhawk Ales, Inc., Mile High Brewing Company, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc. ("Merger Sub2"), Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub2 will be merged with and into Aviator, following which Aviator will become a wholly owned subsidiary of UCB (the "Merger"), (ii) each share of common stock of Aviator ("Aviator Common Stock") outstanding at the effective time of the Merger (except for shares of Aviator Common Stock owned by WVI, which will be cancelled) will be converted into the right to receive
          0.0523809 shares of common stock of UCB ("UCB Common Stock"); and
          (iii) all outstanding options and warrants to purchase Aviator Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock.

          FOR       AGAINST        ABSTAIN

          /  /       /  /           /  /

     2. Election of six directors each for a one-year term; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated.

               NOMINEES: James W. Bernau, Dustin Wyant, Jim Gregory, Howard
                         Lovering, David McCray and Bonnie Pladson

               FOR the nominees                      WITHHOLD AUTHORITY
                 listed above                     to vote for all nominees
          (except as indicated below)                   listed above

                    /  /                                    /  /

INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:


----------------------------------------------------------------------

           (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

     3. Ratification of the appointment of Price Waterhouse LLP as Aviator's independent public accountants for the fiscal year ending December 31, 1997.

          FOR       AGAINST        ABSTAIN

          /  /       /  /           /  /

     4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

          ---------------------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 1 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.



                                        ----------------------------------------
                                        Typed or Printed Name(s)


                                        ----------------------------------------
                                        Authorized Signature


                                        ----------------------------------------
                                        Title or Authority, if Applicable


                                        ----------------------------------------
                                        Date

                               BAYHAWK ALES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Bayhawk Ales, Inc., a Delaware corporation (the "Company" or "Bayhawk"), hereby appoints James W. Bernau and David Voorhies, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m. local time, on Monday, August 25, 1997 at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon, and any adjournments or postponements thereof upon the matters listed below.

     1. To approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") among Nor'Wester Brewing Company, Inc., Willamette Valley, Inc. Microbreweries Across America ("WVI"), Aviator Ales, Inc., Bayhawk, Mile High Brewing Company, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. ("Merger Sub3"), and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub3 will be merged with and into Bayhawk, following which Bayhawk will become a wholly owned subsidiary of UCB (the "Merger"), (ii) each share of common stock of Bayhawk ("Bayhawk Common Stock") outstanding at the effective time of the Merger (except for shares of Bayhawk Common Stock owned by WVI, which will be cancelled, and other than shares as to which dissenters' rights of appraisal have been duly sought and are not subsequently withdrawn) will be converted into the right to receive 0.0785714 shares of common stock of UCB ("UCB Common Stock"); and (iii) all outstanding options and warrants to purchase Bayhawk Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /

     2. Election of seven directors each for a one-year term; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated.

               NOMINEES:      James W. Bernau, David Voorhies, Jim Moreland, Roy
                              Roberson, Donald Voorhies, Peter Wachob and Karl
                              J. Zappa

               FOR the nominees              WITHHOLD AUTHORITY
                  listed above            to vote for all nominees
         (except as indicated below)            listed above

                     / /                            / /

INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:

--------------------------------------------------------------------------------

           (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

     3. Ratification of the appointment of Price Waterhouse LLP as Bayhawk's independent public accountants for the fiscal year ending December 31, 1997.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /


     4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

          -----------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 1 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.



                                        -----------------------------------
                                        Typed or Printed Name(s)


                                        -----------------------------------
                                        Authorized Signature


                                        -----------------------------------
                                        Title or Authority, if Applicable


                                        -----------------------------------
                                        Date

                            MILE HIGH BREWING COMPANY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Mile High Brewing Company, a Delaware corporation (the "Company" or "Mile High"), hereby appoints James W. Bernau and John Carter, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 3:00 p.m. local time, on Monday, August 25, 1997 at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon, and any adjournments or postponements thereof upon the matters listed below.

     1. To approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") among Nor'Wester Brewing Company, Inc., Willamette Valley, Inc. Microbreweries Across America ("WVI"), Aviator Ales, Inc., Bayhawk Ales, Inc., Mile High, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc. ("Merger Sub4"), each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub4 will be merged with and into Mile High, following which Mile High will become a wholly owned subsidiary of UCB (the "Merger"), (ii) each share of common stock of Mile High ("Mile High Common Stock") outstanding at the effective time of the Merger (except for shares of Mile High Common Stock owned by WVI, which will be cancelled) will be converted into the right to receive
          0.0523809 shares of common stock of UCB ("UCB Common Stock"); and
          (iii) all outstanding options and warrants to purchase Mile High Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /

     2. Election of one director for a one-year term; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such person will serve as director only until the Merger is consummated.

               NOMINEE:       James W. Bernau

               FOR the nominee                     WITHHOLD AUTHORITY
                 listed above                     to vote for nominee
           (except as indicated below)                listed above

                     / /                                   / /


INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:


--------------------------------------------------------------------------------

           (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

     3. Ratification of the appointment of Price Waterhouse LLP as Mile High's independent public accountants for the fiscal year ending December 31, 1997.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /


     4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

          ---------------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 1 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.



                                   --------------------------------------------
                                   Typed or Printed Name(s)


                                   --------------------------------------------
                                   Authorized Signature


                                   --------------------------------------------
                                   Title or Authority, if Applicable


                                   --------------------------------------------
                                   Date


2